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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Optium Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: $8,760.21
	(2)	Form, Schedule or Registration Statement No.: Registration Statement on Form S-4 (Reg. No. 333-152231)
	(3)	Filing Party: Finisar Corporation
	(4)	Date Filed: July 10, 2008

To the stockholders of Finisar Corporation and Optium Corporation:

A MERGER PROPOSAL—YOUR VOTE IS VERY IMPORTANT

        We are pleased to inform you that each of the boards of directors of Finisar Corporation, or Finisar, and Optium Corporation, or Optium, has unanimously approved a strategic combination of Optium and Finisar. We believe that the proposed combination will allow Finisar and Optium to be better positioned to compete in the rapidly evolving optical communications industry.

        Pursuant to the Agreement and Plan of Merger executed by Optium and Finisar, the proposed combination of the businesses of Finisar and Optium will be effected through the merger of a wholly-owned subsidiary of Finisar with and into Optium, with Optium surviving the merger as a wholly-owned subsidiary of Finisar.

        If the proposed merger is completed, each outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing.

        Based on the number of shares of Optium common stock outstanding as of July 9, 2008, following the merger, former Optium stockholders will hold approximately 34% of the outstanding shares of Finisar common stock. Finisar stockholders will continue to own their existing shares.

        Finisar common stock is listed on the NASDAQ Global Select Market under the symbol "FNSR." Optium common stock is listed on the NASDAQ Global Market under the symbol "OPTM." We urge you to obtain current market quotations for the shares of Finisar and Optium.

        We cannot complete the merger unless the stockholders of both Finisar and Optium approve proposals relating to the merger. The stockholders of Finisar will vote to approve the issuance of shares of Finisar common stock in the merger at Finisar's 2008 annual meeting of stockholders, and the stockholders of Optium will vote to approve and adopt the merger agreement and approve the merger at a special meeting of the Optium stockholders being held for that purpose.

        After careful consideration, each of the boards of directors of Finisar and Optium have determined that the merger is fair and in the best interests of the stockholders of their respective companies and recommend that the stockholders of their respective companies vote FOR the proposals submitted to them in connection with the proposed merger. This joint proxy statement/prospectus provides you with detailed information about the merger and the other matters to be voted on at the stockholders' meetings. We urge you to read this joint proxy statement/prospectus carefully in its entirety, including the risk factors beginning on page 29, before you vote.

        The dates, times and places of the stockholders' meetings are as follows:

For Finisar stockholders: August 28, 2008 10:00 a.m., local time DLA Piper US LLP 2000 University Avenue East Palo Alto, California 94303	For Optium stockholders: August 28, 2008 11:00 a.m., local time Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, New York 10018

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE MERGER OR DETERMINED IF THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        This joint proxy statement/prospectus is dated July 23, 2008, and is first being mailed to stockholders of Finisar and Optium on or about July 25, 2008.

        Your vote is very important, regardless of the number of shares that you own.    Please mark, sign and return the enclosed proxy card promptly so that your shares of common stock are voted at the Finisar annual meeting if you are a Finisar stockholder, or at the Optium special meeting if you are an Optium stockholder. We request that you do this even if you plan to attend your respective meeting. If you are an Optium stockholder and you do not return your proxy card, the effect will be a vote against the matters presented at the special meeting of the Optium stockholders unless you attend the meeting and vote for such matters. If you are a holder of record of either Finisar or Optium common stock, you may attend your respective meeting in person and vote your shares.

        We strongly support the combination of Optium and Finisar and join with our boards of directors in recommending that you vote FOR the proposals presented to you for approval.

Jerry S. Rawls Chairman of the Board, President and Chief Executive Officer Finisar Corporation	Eitan Gertel Chairman of the Board, President and Chief Executive Officer Optium Corporation

Finisar Corporation
1389 Moffett Park Drive
Sunnyvale, CA 94089

NOTICE OF ANNUAL MEETING OF FINISAR STOCKHOLDERS

To be held on August 28, 2008

To the stockholders of Finisar Corporation:

        The annual meeting of stockholders of Finisar Corporation will be held on August 28, 2008 at 10:00 a.m., local time, at the offices of DLA Piper US LLP, 2000 University Avenue, East Palo Alto, California, for the following purposes:

  1.
  To consider and vote upon a proposal to issue shares of Finisar common stock in connection with the merger of a wholly-owned subsidiary of Finisar with and into Optium Corporation.

  2.
  To elect two Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

  3.
  To ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009.

  4.
  To approve the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        These items of business are described in the attached joint proxy statement/prospectus. A copy of the merger agreement has been included as Annex A to the joint proxy statement/prospectus. Only holders of record of Finisar common stock at the close of business on July 9, 2008, the record date, are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. As of that date, there were 311,318,448 shares of Finisar common stock outstanding. Each share of Finisar common stock is entitled to one vote on each matter properly brought before the meeting. A list of stockholders entitled to vote at the annual meeting will be available at the meeting and for ten days prior to the meeting, during ordinary business hours, at Finisar's principal offices located at 1389 Moffett Park Drive, Sunnyvale, California. You should contact the Secretary of Finisar if you wish to receive the list of stockholders.

        Your vote is very important, regardless of the number of shares that you own. Please vote as soon as possible to make sure that your shares are represented at the meeting. To vote your shares, you may complete and return the enclosed proxy card. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

        The Finisar board of directors unanimously recommends that you vote FOR the proposal to approve the issuance of Finisar common stock in the merger. The Finisar board of directors also unanimously recommends that you vote FOR the other Finisar annual meeting proposals.

By Order of the Board of Directors of Finisar Corporation
Stephen K. Workman Secretary
Sunnyvale, California July 23, 2008

Optium Corporation
200 Precision Road
Horsham, PA 19044

NOTICE OF SPECIAL MEETING OF OPTIUM STOCKHOLDERS

To be held on August 28, 2008

To the stockholders of Optium Corporation:

        A special meeting of the stockholders of Optium Corporation will be held on August 28, 2008 at 11:00 a.m., local time, at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York, for the following purposes:

  1.
  To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 15, 2008, by and among Finisar Corporation, Fig Combination Corporation, a wholly-owned subsidiary of Finisar, and Optium Corporation and approve the merger contemplated by the merger agreement. In the merger:

  •
  Finisar's subsidiary will merge with and into Optium, so that Optium will be the surviving corporation in the merger; and

  •
  each outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.

  2.
  To approve the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposal.

  3.
  To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

        These items of business are described in the attached joint proxy statement/prospectus. A copy of the merger agreement has been included as Annex A to the proxy statement. Only holders of record of Optium common stock at the close of business on July 9, 2008, the record date, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements of the special meeting. As of that date, there were 25,623,874 shares of Optium common stock outstanding. Each share of Optium common stock is entitled to one vote on each matter properly brought before the meeting. A list of stockholders entitled to vote at the special meeting will be available at the meeting and for ten days prior to the meeting, during ordinary business hours, at Optium's principal offices located at 200 Precision Road, Horsham, Pennsylvania. You should contact the Secretary of Optium if you wish to review the list of stockholders.

        Your vote is very important, regardless of the number of shares that you own. Please vote as soon as possible to make sure that your shares are represented at the meeting. To vote your shares, you may complete and return the enclosed proxy card. If you are a holder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

        The Optium board of directors unanimously recommends that you vote FOR the proposal to approve and adopt the Agreement and Plan of Merger and approve the merger contemplated thereby and FOR any adjournments of the meeting, if necessary or appropriate, to solicit additional proxies.

By Order of the Board of Directors of Optium Corporation
Christopher E. Brown Secretary
Horsham, Pennsylvania July 23, 2008

i

Non-U.S. Regulatory Requirements	88
Restrictions on Resale of Finisar Common Stock	89
NASDAQ Global Select Market Quotation	89
Delisting and Deregistration of Optium Common Stock	89
Treatment of Stock Certificates	89
No Appraisal Rights	89
THE MERGER AGREEMENT AND VOTING AGREEMENTS	90
The Merger	90
Certificate of Incorporation and Bylaws	90
Directors and Officers	90
Conversion of Shares of Optium Common Stock	91
No Fractional Shares	91
Optium Stock Options	91
Optium Restricted Stock Units	91
Optium Warrants	92
Representations and Warranties	92
Covenants and Agreements	93
No Solicitation by Finisar or Optium	95
Stockholders' Meetings and Duty to Recommend	96
Indemnification and Insurance	97
Termination of Optium 401(k) Plans	97
Conditions	98
Termination	99
Termination Fees	101
Amendment and Waiver	103
The Voting Agreements	103
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS	105
FINISAR BUSINESS	114
Overview	114
Industry Background and Markets	114
Business Strategy	120
Products	123
Customers	125
Technology	126
Competition	127
Sales, Marketing and Technical Support	128
Backlog	129
Manufacturing	129
Research and Development	130
Intellectual Property	130
Employees	131
Properties	131
Legal Proceedings	132
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FINISAR	139
Forward Looking Statements	139
Business Overview	139
Recent Acquisitions	141
Critical Accounting Policies	142
Results of Operations	147

Comparison of Fiscal Years Ended April 30, 2008 and 2007	147
Comparison of Fiscal Years Ended April 30, 2007 and 2006	150
Liquidity and Capital Resources	153
Off-Balance-Sheet Arrangements	156
Pending Adoption of New Accounting Standards	156
Quantitative and Qualitative Disclosures About Market Risk	157
FINISAR MANAGEMENT	159
Executive Officers	159
Changes in Executive Officers Following the Merger	160
OPTIUM BUSINESS	161
Overview	161
Optium's Products	162
Customers and Customer Support	166
Manufacturing and Operations	167
Sales and Marketing	167
Research and Development	167
Competition	167
Patents and Other Intellectual Property Rights	168
Employees	168
Properties	169
Legal Proceedings	169
OPTIUM MANAGEMENT	171
Executive Officers	171
Board of Directors	172
OPTIUM PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY OPTIUM MANAGEMENT	174
DESCRIPTION OF FINISAR CAPITAL STOCK	177
Voting Rights	177
Liquidation Rights	177
Dividends	177
Preemptive Rights	177
Transfer Agent and Registrar	178
Anti-Takeover Provisions	178
Reverse Stock Split	179
Preferred Stock	179
COMPARISON OF RIGHTS OF FINISAR STOCKHOLDERS AND OPTIUM STOCKHOLDERS	180
Authorized Capital	180
Number and Election of Directors	180
Removal of Directors	180
Stockholder Meetings and Provisions for Notices	181
Stockholder Business Brought Before a Stockholder Meeting	181
Voting by Stockholders	181
Action without a Meeting	181
Stockholder Rights Plan	182
Amendment of Certificate of Incorporation	182
Amendment of Bylaws	183
PROPOSAL NO. 2—FINISAR ANNUAL MEETING ELECTION OF DIRECTORS OF FINISAR	184

General	184
Nominees for Election for a Three Year Term Expiring at the 2011 Annual Meeting of Stockholders	184
Directors Continuing in Office until the 2009 Annual Meeting of Stockholders	185
Directors Continuing in Office until the 2010 Annual Meeting of Stockholders	185
Board Composition Following the Merger	186
Meetings of the Finisar Board of Directors and Committees	187
Director Nominations	187
Communications by Stockholders with Directors	189
Director Attendance at Annual Meetings	189
Committee Charters and Other Corporate Governance Materials	189
PROPOSAL NO. 3—FINISAR ANNUAL MEETING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FINISAR	190
Vote Required and Recommendation of the Board of Directors	191
FINISAR PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY FINISAR MANAGEMENT	192
FINISAR EXECUTIVE COMPENSATION AND RELATED MATTERS	195
Compensation Discussion and Analysis	195
Report of the Compensation Committee	199
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	199
Summary Compensation Information	200
Grant of Plan-Based Awards	201
Outstanding Equity Awards at Fiscal Year-End	202
Option Exercises	203
Potential Payments Upon Termination or Change in Control	203
Director Compensation	204
FINISAR EQUITY COMPENSATION PLAN INFORMATION	206
Material Features of the 2001 Nonstatutory Stock Option Plan	206
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF FINISAR	207
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF FINISAR	207
REPORT OF THE FINISAR AUDIT COMMITTEE	208
OTHER BUSINESS	209
EXPERTS	209
LEGAL MATTERS	209
STOCKHOLDER PROPOSALS	209
WHERE YOU CAN FIND MORE INFORMATION	211
Optium Filings (File No. 001-33109)	211
INDEX TO FINISAR CORPORATION CONSOLIDATED FINANCIAL STATEMENTS	F-1
ANNEXES:
ANNEX A—AGREEMENT AND PLAN OF MERGER	A-1
ANNEX B—OPINION OF OPPENHEIMER & CO. INC.	B-1
ANNEX C—OPINION OF MORGAN STANLEY & CO. INCORPORATED	C-1
ANNEX D—VOTING AGREEMENT—FINISAR STOCKHOLDERS	D-1
ANNEX E—VOTING AGREEMENT—OPTIUM STOCKHOLDERS	E-1

ADDITIONAL INFORMATION

        This joint proxy statement/prospectus incorporates by reference important business and financial information about Optium that is not included in or delivered with this joint proxy statement/prospectus. Such information is included in documents filed by Optium with the Securities and Exchange Commission, which we refer to as the SEC, which are available to Finisar and Optium stockholders without charge from the SEC's website at www.sec.gov, or upon written or oral request, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. You can obtain any of these documents by requesting them in writing or by telephone from:

Optium Corporation
200 Precision Road
Horsham, PA 19044
Attention: Investor Relations
Telephone number: (267) 803-3800
 www.optium.com

        See "Where You Can Find More Information" beginning on page 211 for a detailed description of the documents of Optium incorporated by reference into this joint proxy statement/prospectus.

        In order for you to receive timely delivery of the documents in advance of the meetings, Finisar or Optium, as applicable, should receive your request by no later than August 18, 2008.

        Information contained on the Finisar and Optium websites is expressly not incorporated by reference into this joint proxy statement/prospectus.

        All information in this joint proxy statement/prospectus concerning Finisar has been furnished by Finisar. All information in this document concerning Optium has been furnished by Optium. Finisar has represented to Optium, and Optium has represented to Finisar, that the information furnished by and concerning it is true and complete in all material respects.

ABOUT THIS DOCUMENT

        This document, which forms part of a registration statement on Form S-4 filed with the SEC by Finisar (File No. 333-152231), constitutes a prospectus of Finisar under Section 5 of the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the shares of Finisar common stock to be issued to Optium stockholders in the merger pursuant to the merger agreement.

        This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (1) with respect to the Finisar annual meeting, at which Finisar stockholders will be asked to consider and vote upon certain proposals, including a proposal to approve the issuance of shares of Finisar common stock to Optium stockholders in the merger pursuant to the merger agreement, and (2) with respect to the Optium special meeting, at which Optium stockholders will be asked to consider and vote upon a proposal to approve and adopt the merger agreement and approve the merger.

QUESTIONS AND ANSWERS ABOUT THE FINISAR/OPTIUM MERGER AND THE STOCKHOLDER MEETINGS

        Important Information and Risks:    The following are brief answers to some questions that you may have regarding the proposed merger and the proposals being considered at the Finisar and Optium stockholder meetings. Finisar and Optium urge you to read and consider carefully the remainder of this joint proxy statement/prospectus, including the Risk Factors beginning on page 29 and the attached annexes, because the information in this section does not provide all of the information that might be important to you. Additional important information and descriptions of risk factors are also contained in the documents incorporated by reference in this joint proxy statement/prospectus.

Q:    What is the proposed merger?

        A:    Finisar, Fig Combination Corporation, a wholly-owned subsidiary of Finisar, or Sub, and Optium have entered into an Agreement and Plan of Merger, dated as of May 15, 2008, pursuant to which the parties have proposed to merge Sub with and into Optium, with Optium surviving the merger as a direct, wholly-owned subsidiary of Finisar, subject to certain terms and conditions. A condition of closing of the proposed merger is that the stockholders of both Finisar and Optium approve certain proposals enabling the merger to occur.

Q:    Why are Finisar and Optium proposing the merger?

        A:    Each of the boards of directors of Finisar and Optium believes that the fiber optics industry is ripe for consolidation as industry participants address the challenges of remaining competitive in meeting global customers' needs. Each of the boards of directors has concluded that a combination of the two companies to create the world's largest supplier of optical components, modules and subsystems for the communications industry will leverage Finisar's leadership position in the storage and data networking sectors of the industry and Optium's leadership position in the telecommunications and CATV sectors to create a more competitive industry participant better able to meet those challenges.

Q:    What will Optium stockholders receive as a result of the merger?

        A:    At the effective time of the merger, each outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock. Based on the number of shares of Optium common stock outstanding on July 9, 2008, an aggregate of approximately 160,456,699 shares of Finisar common stock would be issued to Optium stockholders, and immediately following the completion of the merger the former Optium stockholders would own approximately 34% of the outstanding shares of Finisar common stock. The exercise of options or warrants to purchase Optium common stock and the vesting of restricted stock units, or RSUs, between July 9, 2008 and the consummation of the merger (including the vesting of certain RSUs upon the consummation of the merger) will increase the number of shares of Finisar common stock to be issued in the merger.

Q:    If I am an Optium stockholder, will I be able to trade the stock I receive in the merger?

        A:    Yes. The shares of Finisar common stock issued to you in the merger will be freely tradeable.

Q:    How will the merger affect Optium stock options, warrants and restricted stock units?

        A:    Options and warrants to purchase shares of Optium common stock and RSUs outstanding as of the effective time of the merger will be assumed by Finisar and become exercisable for shares of Finisar common stock after the merger. The number of shares of Finisar common stock issuable upon the exercise of each assumed Optium option, warrant or RSU will be determined by multiplying the exchange ratio, 6.262, by the number of shares of Optium common stock underlying the option, warrant or RSU, as the case may be, rounded down to the nearest whole number. The per share exercise price of any given Optium option or warrant will be determined by dividing the aggregate exercise price of the Optium option or warrant by the number of shares of Finisar common stock purchasable under such option or warrant, as calculated in the previous sentence.

Q:    How will Finisar stockholders be affected by the merger and issuance of shares of Finisar common stock?

        A:    After the merger, each Finisar stockholder will have the same number of shares of Finisar common stock that the stockholder held immediately prior to the merger. However, because Finisar will be issuing new shares of Finisar common stock to Optium stockholders in the merger, each share of Finisar common stock outstanding immediately prior to the merger will represent a smaller percentage of the aggregate number of shares of Finisar common stock outstanding after the merger. As a result of the merger, each Finisar stockholder will own a smaller percentage of the shares of common stock of a larger company with more outstanding shares and more assets. Based on the number of shares of Optium common stock outstanding on July 9, 2008, Finisar stockholders would own in the aggregate approximately 66% of the combined company following the merger.

Q:    Will there be any changes to Finisar's management if the proposals relating to merger are approved?

        A:    The merger agreement provides that Finisar's board of directors will take such action as is necessary to confirm the appointment of Eitan Gertel, Optium's President and Chief Executive Officer, to the office of Chief Executive Officer of Finisar as of the effective time of the merger. Jerry S. Rawls, Finisar's current Chairman of the Board, President and Chief Executive Officer, will continue to serve as executive Chairman of the Board of Finisar following the merger.

Q:    Will there by any changes to Finisar's board of directors if the proposals relating to the merger are approved?

        A:    The merger agreement provides that Finisar will elect three directors of Optium to Finisar's board of directors, effective immediately after the effective time of the merger. Morgan Jones, Christopher Crespi and Eitan Gertel have been designated as the Optium directors who will be elected to Finisar's board as Class I, Class II and Class III directors of Finisar, respectively.

Q:    What conditions are required to be fulfilled to complete the merger?

        A:    Finisar and Optium are not required to complete the merger unless certain specified conditions are satisfied or waived. These conditions include, but are not limited to:

  •
  the approval by the Finisar stockholders of the issuance of the shares of Finisar common stock to be issued in the merger;

  •
  the approval and adoption of the merger agreement and the approval of the merger by Optium's stockholders;

  •
  the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the Hart-Scott-Rodino Act (this condition has been satisfied);

  •
  the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, relating to the shares of Finisar common stock to be issued in the merger;

  •
  Optium's receipt of a written opinion of legal counsel that the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended;

  •
  the approval for listing on the NASDAQ Global Select Market of the shares of Finisar common stock to be issued in the merger;

  •
  subject to certain limitations and exceptions, the accuracy of Finisar's and Optium's representations and warranties contained in the merger agreement;

  •
  subject to certain limitations, Finisar's and Optium's performance of their respective obligations under the merger agreement to be performed at or prior to the closing of the merger;

  •
  the absence of any event or circumstance that constitutes a material adverse effect with respect to either Finisar or Optium;

  •
  the absence of any action taken by any governmental entity that restrains or otherwise prohibits the consummation of the merger or imposes any material restrictions on the parties with respect to the merger; and

  •
  the appointment of certain designees of Optium to the Finisar Board of Directors at the Effective Time.

Q:    Why am I receiving these materials?

        A:    Finisar:    Finisar stockholders are being asked to approve the issuance of shares of Finisar common stock, which will be issued to Optium stockholders under the merger agreement. They are also being asked to elect two Class III directors to hold office for a three-year term and to ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009.

          Optium:    Optium stockholders are being asked to approve and adopt the merger agreement and approve the merger.

Q:    When and where will the Finisar meeting take place?

        A:    The Finisar meeting will be held on August 28, 2008 at 10:00 a.m., Pacific Daylight Time, at the offices of DLA Piper US LLP, 2000 University Avenue, East Palo Alto, California.

Q:    When and where will the Optium meeting take place?

        A:    The Optium meeting will be held on August 28, 2008 at 11:00 a.m., Eastern Daylight Time, at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York.

Q:    Who can attend and vote at the stockholders meetings?

        A:    Finisar:    All Finisar stockholders of record as of the close of business on July 9, 2008, the record date for the Finisar meeting, are entitled to receive notice of and to vote at the Finisar meeting.

          Optium:    All Optium stockholders of record as of the close of business on July 9, 2008, the record date for the Optium meeting, are entitled to receive notice of and to vote at the Optium meeting.

Q:    What constitutes a quorum?

        A:    Stockholders who hold a majority of the Finisar common stock issued and outstanding as of the close of business on the record date for the Finisar annual meeting and who are entitled to vote must be present in person or represented by proxy to constitute a quorum to conduct business at the Finisar annual meeting.

        Stockholders who hold a majority of the Optium common stock issued and outstanding as of the close of business on the record date for the Optium special meeting and who are entitled to vote must be present or represented by proxy to constitute a quorum to conduct business at the Optium special meeting.

Q:    What is the vote required to approve the proposals related to the merger?

        A:    Finisar:    Under NASDAQ rules, which are applicable to Finisar, approval of the issuance of shares of Finisar common stock to Optium stockholders in the merger pursuant to the merger agreement requires the affirmative vote of the holders of a majority of the votes cast at a meeting at which a majority of the outstanding shares of Finisar common stock as of the record date are present in person or by proxy. This stockholder vote is required under NASDAQ rules because the aggregate number of shares of Finisar common stock to be issued to Optium stockholders in the merger will exceed 20% of the total number of shares of Finisar common stock outstanding immediately prior to the completion of the merger. If a Finisar stockholder attends but fails to vote on the issuance of shares of Finisar common stock to Optium stockholders in the merger, or if a Finisar stockholder abstains, the presence of the Finisar stockholder will be counted for purposes of a quorum, but will not constitute a vote cast. Abstentions and broker non-votes will not be counted either in favor of or against approval of the issuance of shares of Finisar common stock in the merger at the Finisar meeting. If a Finisar stockholder submits a proxy but does not indicate how the stockholder wants the stockholder's shares to be voted on the proposal to issue shares of Finisar common stock to Optium stockholders in the merger, the stockholder's shares will be counted as present for purposes of determining whether a quorum exists and will be counted as voting in favor of the issuance of shares of Finisar common stock to Optium stockholders in the merger.

          Optium:    Under the General Corporation Law of the State of Delaware, which we refer to as the DGCL, and NASDAQ rules, which are applicable to Optium, approval and adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares of Optium common stock entitled to vote as of the record date. Accordingly, if an Optium stockholder fails to vote at the Optium meeting, fails to return a proxy or abstains, that will have the same effect as a vote against approval and adoption of the merger agreement and approval of the merger. Broker non-votes will also have the same effect as a vote against approval and adoption of the merger agreement and approval of the merger. If an Optium stockholder submits a proxy but does not indicate how the stockholder wants the stockholder's shares to be voted on the approval and adoption of the merger agreement and the approval of the merger, the stockholder's shares will be counted as present for purposes of determining whether a quorum exists and will be counted as voting in favor of the approval and adoption of the merger agreement and approval of the merger.

Q:    What other proposals are to be considered and voted upon at the Finisar annual meeting and the Optium special meeting?

        A:    Finisar:    The Finisar stockholders' meeting will constitute its annual meeting of stockholders. Accordingly, Finisar stockholders are being asked to consider and vote on proposals to elect two Class III directors to hold office for a three-year term and until their respective successors are elected and qualified, and to ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009. Directors are elected by a plurality of the votes cast. The two persons receiving the greatest number of votes will be elected. The affirmative vote of a majority of the shares cast at the Finisar annual meeting is required to ratify the appointment of Ernst & Young LLP.

        Finisar stockholders are also being asked to consider and vote on a proposal to approve the adjournment of the Finisar meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the issuance of Finisar common stock to Optium stockholders in the merger. The affirmative vote of a majority of the votes cast at the Finisar meeting is required to approve any adjournment proposal.

          Optium:    Optium stockholders are being asked to consider and vote on a proposal to approve the adjournment of the Optium meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve and adopt the merger agreement and approve the merger. The affirmative vote of a majority of the votes cast at the Optium meeting is required to approve any adjournment proposal.

Q:    Are any of the proposals to be considered at the Finisar annual meeting conditioned upon the approval of any other of the proposals to be considered at that same annual meeting?

        A:    No. Each proposal is independent from each other proposal being considered by Finisar's stockholders. In particular, the annual meeting proposals, which consist of the proposals to elect two Class III directors and to ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009, are not conditioned upon the approval of the proposal to issue shares of Finisar common stock in connection with the Optium merger proposal. The proposals to elect two Class III directors and ratify the appointment of Finisar's independent auditors are routine annual meeting proposals that would be put before the Finisar stockholders irrespective of the proposed Optium merger transaction. Because the timing for the approval by the Finisar stockholders of the issuance of shares of Finisar common stock in connection with the Optium merger overlaps with the time of year in which Finisar which would regularly hold its annual meeting of stockholders, Finisar decided to consolidate the proposals to approve all of these various matters for consideration at its annual meeting of stockholders.

Q:    How does the Finisar board of directors recommend that Finisar stockholders vote?

        A:    The Finisar board of directors unanimously recommends that Finisar stockholders vote FOR the issuance of shares of Finisar common stock to Optium stockholders in the merger pursuant to the merger agreement. For a more complete description of the recommendation of the Finisar board of directors, see "The Merger—Reasons for the Merger," beginning on page 65.

        The Finisar board of directors also unanimously recommends that Finisar stockholders vote FOR the election of each nominee for director named in this proxy statement/prospectus, FOR ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009 and FOR the adjournment of the Finisar meeting, if necessary or appropriate, to solicit additional proxies with respect to the Optium merger proposal.

Q:    How does the Optium board of directors recommend that Optium stockholders vote?

        A:    The Optium board of directors unanimously recommends that Optium stockholders vote FOR the proposal to approve and adopt the merger agreement and approve the merger. For a more complete description of the recommendation of the Optium board of directors, see "The Merger—Reasons for the Merger," beginning on page 65.

        The Optium board of directors also unanimously recommends that Optium stockholders vote FOR the adjournment of the Optium meeting, if necessary or appropriate, to solicit additional proxies.

Q:    How do I vote my shares?

        A:    After you have carefully read this joint proxy statement/prospectus, please respond by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope as soon as possible in accordance with the instructions provided under "The Stockholders' Meetings; Voting of Proxies; Quorum; Abstentions and Broker Non-Votes," beginning on page 58.

        Please refer to your proxy card or the information forwarded by your broker, bank or other nominee to see how you may submit your proxy. The method you use to submit a proxy will not limit your right to vote in person at the Finisar meeting or the Optium meeting if you later decide to attend one of the meetings. If your shares of Finisar common stock or Optium common stock are held in the name of broker, bank or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote in person at the applicable stockholders meeting.

Q:    How will my shares be voted?

        A:    Finisar:    All shares of Finisar common stock entitled to vote and represented by properly completed proxies received prior to the Finisar meeting, and not revoked, will be voted at the Finisar meeting as instructed on the proxies. Except as indicated in the next "Q&A," if you properly complete and sign your proxy card but do not indicate how your shares should be voted on a proposal, the shares of Finisar common stock represented by your proxy will be voted as the Finisar board of directors recommends and therefore will be voted FOR the issuance of additional shares of Finisar common stock in the merger, FOR the election of each nominee for director named in this proxy statement/prospectus, FOR ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009, and FOR the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

          Optium:    All shares of Optium common stock entitled to vote and represented by properly completed proxies received prior to the Optium meeting, and not revoked, will be voted at the Optium meeting as instructed on the proxies. Except as indicated in the next "Q&A," if you properly complete and sign your proxy card but do not indicate how your shares of Optium common stock should be voted on a proposal, the shares of Optium common stock represented by your proxy will be voted as the Optium board of directors recommends and therefore will be voted FOR the approval and adoption of the merger agreement and approval of the merger and FOR the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of such proposal.

Q:    If my shares are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me in connection with the merger and the issuance of shares in the merger?

        A:    No. Your broker, bank or other nominee will NOT be able to vote your shares of Finisar or Optium common stock held in "street name" on the Finisar proposal to approve the issuance of Finisar common stock in the merger or the Optium proposal to approve and adopt the merger agreement and approve the merger, as applicable, unless you instruct your broker, bank or other nominee how to vote. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Finisar or Optium or by voting in person at your stockholders' meeting unless you provide a "legal proxy," which you must obtain from your broker, bank or other nominee.

        If you are a Finisar stockholder and you do not instruct your broker or other nominee on how to vote your shares:

  •
  your broker, bank or other nominee may not vote your shares on the proposal to approve the issuance of shares of Finisar common stock in the merger, and your vote will not be cast in favor of this proposal; but

  •
  your broker will have the discretion to vote your shares on the election of directors and the ratification of the appointment of independent auditors which, under the rules that govern brokers voting shares they hold as nominees, are deemed to be routine matters.

        If you are an Optium stockholder and you do not instruct your broker, bank of other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on the proposal to approve and adopt the merger agreement and approve the merger, which will have the same effect as a vote AGAINST the approval and adoption of the merger agreement and approval of the merger.

        You should therefore provide your broker, bank or other nominee with instructions as to how to vote your shares of Finisar or Optium common stock.

Q:    If I am an Optium stockholder, should I send in my stock certificates with my proxy card?

        A:    No. Please DO NOT send your Optium stock certificates with your proxy card. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your Optium common stock certificates for the merger consideration. If your shares of Optium common stock are held in "street name" by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your "street name" shares in exchange for the merger consideration.

Q:    Can I change my vote after I deliver my proxy?

        A:    Yes. You may change your vote at any time before your proxy is voted at the Finisar meeting or the Optium meeting, as applicable. You can do this in any of the three following ways:

  •
  by sending a written notice to the Secretary of Finisar or Optium, as applicable, in time to be received before the Finisar meeting or the Optium meeting, as applicable, stating that you would like to revoke your proxy;

  •
  by completing, signing and dating a later proxy card, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

  •
  if you are a holder of record, or if you hold a proxy in your favor executed by a holder of record, by attending the applicable stockholders meeting and voting in person. Simply attending the Finisar meeting or the Optium meeting without voting will not revoke your proxy or change your vote.

        If your shares of Finisar common stock or Optium common stock are held in an account at a broker, bank or other nominee and you desire to change your vote, you should contact your broker, bank or other nominee.

Q:    What should I do if I receive more than one set of voting materials for the Finisar meeting or the Optium meeting?

        A:    You may receive more than one set of voting materials for the Finisar meeting or the Optium meeting and the materials may include multiple proxy cards or voting instruction cards. For example, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive according to the instructions on it.

Q:    Can I submit my proxy by telephone or the Internet?

        A:    Finisar:    No. Holders of records may not submit their proxies by telephone or by the Internet.

          Optium:    No. Holders of record may not submit their proxies by telephone or by the Internet.

Q:    How will the solicitation of proxies be handled?

        A:    Finisar:    Finisar expects to solicit proxies primarily by mail. Finisar and Optium will each pay one-half of the expenses incurred in connection with the printing and mailing of this joint proxy statement/prospectus. Finisar has retained MacKenzie Partners, Inc. for a fee of $7,500, plus certain expenses, to assist in the solicitation of proxies and otherwise in connection with the Finisar meeting. Finisar and MacKenzie Partners, Inc. will also request brokers, banks and other nominees holding shares of Finisar common stock beneficially owned by others to send this joint proxy statement/prospectus to, and obtain proxies from, the beneficial owners and will reimburse holders for the reasonable expenses in so doing.

        Finisar's stock transfer agent and registrar, American Stock Transfer & Trust Company, will also solicit proxies from holders of record of Finisar common stock for a fee not in excess of its usual fee for serving as Finisar's stock transfer agent and registrar. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitations by the directors, officers and employees of Finisar. No additional compensation will be paid to Finisar's directors, officers or employees for their solicitation efforts.

          Optium:    Optium expects to solicit proxies primarily by mail, but its directors, officers and employees may also solicit proxies by personal interview, telephone or similar means. No additional compensation will be paid to Optium's directors, officers or employees for their solicitation efforts. Optium and Finisar will each pay one-half of the expenses incurred in connection with printing and mailing of this joint proxy statement/prospectus. Optium has retained D.F. King & Co., Inc., for a fee of $7,500, plus reasonable out-of-pocket expenses, to assist in the solicitation of proxies and otherwise in connection with the Optium meeting. Optium and D.F. King & Co., Inc. will also request brokers, banks and other nominees holding shares of Optium common stock beneficially owned by others to send this joint proxy statement/prospectus to, and obtain proxies from, the beneficial owners and will reimburse holders for their reasonable expenses in so doing.

Q:    What are the U.S. federal income tax consequences of the merger to Optium stockholders?

        A:    We expect that the merger will be tax-free to you for U.S. federal income tax purposes, except that you will recognize taxable gain, if any, on the cash received in lieu of a fractional share of Finisar common stock.

        For a more detailed description of the tax consequences of the merger, you should review the section of this joint proxy statement/prospectus entitled "The Merger and Related Transactions—Material U.S. Federal Income Tax Considerations" beginning on page 84. The tax consequences to each Optium stockholder will depend on the facts of that stockholder's own situation. Optium stockholders should consult their own tax advisors to determine their particular tax consequences.

Q:    Do I have appraisal rights?

        A:    No. Neither the holders of Finisar common stock nor the holders of Optium common stock will be entitled to exercise any appraisal rights in connection with the merger.

Q:    When do you expect the merger to be completed?

        A:    Finisar and Optium are working to complete the merger as quickly as possible. Provided that the stockholders of both Optium and Finisar approve the merger proposals at their respective meetings, the parties expect to complete the merger promptly following the meetings.

WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have any questions about the merger or how to submit your proxy, or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy card or voting instructions, you should contact:

For Finisar stockholders:	For Optium stockholders:
Finisar Corporation	Optium Corporation
1389 Moffett Park Drive	200 Precision Road
Sunnyvale, CA 94089	Horsham, PA 19044
Attention: Investor Relations	Attention: Investor Relations
Telephone Number: (408) 548-1000	Telephone Number: (267) 803-3800
www.finisar.com	www.optium.com

        You may also contact the proxy solicitation agent for the company of which you hold shares. If you are a Finisar stockholder, you should contact MacKenzie Partners, Inc., by telephone at (800) 322-2885 (toll free) or (212) 929-5500 (collect) or via email at proxy@mackenziepartners.com.

        If you are an Optium stockholder, you should contact D.F. King & Co., Inc., by telephone at (800) 848-2998 (toll free) or (212) 269-5550 (collect) or via email at optium@dfking.com.

SUMMARY OF THE JOINT PROXY STATEMENT/PROSPECTUS

        This summary highlights selected information in this joint proxy statement/prospectus relating to the proposed merger to be considered by the stockholders of Optium and Finisar at their respective stockholders' meetings, as well as the other matters to be considered at Finisar's annual meeting, and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus and the other documents we refer to in their entirety for a more complete understanding of the merger and the related transactions. In particular, you should read the documents attached to this joint proxy statement/prospectus, including the merger agreement, which is attached as Annex A.

PROPOSAL 1:    THE MERGER

The Merger

        Finisar and Optium have entered into an Agreement and Plan of Merger to effect a strategic combination of their respective businesses. In the proposed merger, Optium stockholders will receive 6.262 shares of Finisar common stock for each share of Optium common stock. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing. Finisar's stockholders will continue to own their existing shares, and will not need to exchange them in connection with the merger.

        If you are a Finisar stockholder, at the annual meeting of the Finisar stockholders, you will be asked to approve the proposed issuance of shares of Finisar common stock in connection with the merger.

        If you are an Optium stockholder, at the special meeting of the Optium stockholders, you will be asked to approve and adopt the merger agreement and approve the merger.

        Both Finisar and Optium stockholders will also be asked to approve any adjournments of their respective meetings, if necessary or appropriate, to solicit additional proxies in favor of the merger proposals.

The Companies

  Finisar Corporation (see pages 114 through 160)

        Finisar is a leading provider of optical subsystems and components that connect local area networks, or LANs, storage area networks, or SANs, and metropolitan area networks, or MANs. Finisar's optical subsystems consist primarily of transceivers which provide the fundamental optical-electrical interface for connecting the equipment used in building these networks. These products rely on the use of semiconductor lasers in conjunction with integrated circuit design and novel packaging technology to provide a cost-effective means for transmitting and receiving digital signals over fiber optic cable using a wide range of network protocols, transmission speeds and physical configurations over distances of 70 meters to 200 kilometers. Finisar's line of optical components consists primarily of packaged lasers and photodetectors used in transceivers, primarily for LAN and SAN applications and passive optical components used in building MANs. Finisar's manufacturing operations are vertically integrated and include integrated circuit design and internal assembly and test capabilities for its optical subsystems products, as well as key components used in those subsystems. Finisar sells its optical subsystem and component products to manufacturers of storage and networking equipment such as Brocade, Cisco Systems, EMC, Emulex, Hewlett-Packard Company, Huawei, IBM and Qlogic. Finisar also provides network performance test systems primarily to original equipment manufacturers such as Brocade, EMC, Emulex, Hewlett-Packard Company and Qlogic for testing and validating equipment designs.

        Finisar's common stock is traded on the NASDAQ Global Select Market under the symbol "FNSR." Finisar's headquarters are located at 1389 Moffett Park Drive, Sunnyvale, California 94089, and its telephone number is (408) 548-1000.

        Finisar was incorporated in California in 1987 and reincorporated in Delaware in 1999.

  Optium Corporation (see pages 161 through 170)

        Optium is a leading designer and manufacturer of high-performance optical subsystems for use in telecommunications and cable TV network systems. Optium has developed or acquired proprietary technology and products that enable transmission and switching functionality for high-bandwidth, intelligent optical networking applications. Optium supplies an extensive suite of optical subsystems, including 10 gigabits per second, or Gbps, and 40 Gbps transceivers, cable TV and fiber to the home, or FTTH, transmitters, analog RF over fiber products, line cards, circuit packs and its technologically innovative wavelength selective switch reconfigurable optical add/drop multiplexer products, or WSS ROADMs. Optium's optical subsystems are used in network systems that deliver voice, video and other data services for consumers and enterprises that are delivered in the long haul, metropolitan and access segments, referred to as the core to the edge, of telecommunications and cable TV networks. Optium's customers are network systems vendors whose customers include wireline and wireless telecommunications service providers and cable TV operators.

        Optium's common stock is traded on the NASDAQ Global Market under the symbol "OPTM." Optium's headquarters are located at 200 Precision Road, Horsham, Pennsylvania 19044, and its telephone number is (267) 803-3800.

        Optium was incorporated in Delaware in 2000.

Overview and Structure of the Merger (see page 90)

        Under the terms of the merger agreement, Fig Combination Corporation, a recently formed corporation and wholly-owned subsidiary of Finisar, will merge with and into Optium. Optium will be the surviving corporation in the merger. Effective upon the filing of the certificate of merger with the Delaware Secretary of State, Optium will continue to operate as a wholly-owned subsidiary of Finisar.

Reasons for the Merger (see page 65)

        Both boards of directors believe that the fiber optics industry is ripe for consolidation as industry participants address the challenges of remaining competitive in meeting global customers' needs. Both boards have concluded that a combination of the two companies to create the world's largest supplier of optical components, modules and subsystems for the communications industry will leverage Finisar's leadership position in the storage and data networking sectors of the industry and Optium's leadership position in the telecommunications and CATV sectors to create a more competitive industry participant better able to meet those challenges.

        In reaching this conclusion, each board took into account the fact that, while the two companies share a number of major customers in the industry, their products are largely complementary rather than duplicative. Both boards believe that combining the businesses of the two companies will:

  •
  generate new growth opportunities in attractive end markets;

  •
  broaden core customer relationships with a more extensive product portfolio;

  •
  enhance global manufacturing flexibility combining low cost/high volume and mass customization expertise; and

  •
  create unparalleled R&D (research and development) resources with enhanced ability to innovate and bring new products to market.

        Both boards also took into consideration the facts that the managements of both companies expect the merger to:

  •
  be accretive to Finisar's non-GAAP (generally accepted accounting principles) earnings on a run-rate basis one year from closing; and

  •
  result in estimated annualized pre-tax cost synergies totaling approximately $10 to $15 million, with the substantial majority of these synergies expected to be achieved, on a run-rate basis, one year from closing.

        Both boards also believe that the provisions of the merger agreement whereby, at closing, Mr. Rawls will remain as Finisar's executive Chairman, Mr. Gertel will become Finisar's Chief Executive Officer and three of Optium's current directors will join the Finisar board, will create a governance structure for Finisar that will enhance its ability to integrate the combined businesses and realize the potential benefits of the merger.

        Each board also took into consideration a number of additional factors and risks in deciding to approve the merger agreement and recommend the Finisar or Optium proposal regarding the merger (as applicable) to its respective company's stockholders.

        To review the reasons for the merger in greater detail, as well as the related risks and uncertainties, see pages 65 through 68.

The Stockholders' Meetings (see page 56)

        Annual Meeting of the Finisar Stockholders.    The Finisar annual meeting will be held at the offices of DLA Piper US LLP, 2000 University Avenue, East Palo Alto, California 94303 on August 28, 2008, starting at 10:00 a.m., local time.

        Special Meeting of the Optium Stockholders.    The Optium special meeting will be held at Optium's corporate headquarters located at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018 on August 28, 2008, starting at 11:00 a.m., local time.

Recommendations to Stockholders

  To Finisar Stockholders

        Finisar's board of directors believes that the merger is in the best interests of Finisar's stockholders and unanimously recommends that Finisar's stockholders vote FOR the issuance of shares of Finisar common stock in connection with the merger, FOR the election of each nominee for director named in this proxy statement/ prospectus, FOR ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009, and FOR the adjournment of the Finisar stockholders' meeting, if necessary or appropriate, to solicit additional proxies in favor of the issuance of shares of Finisar common stock in connection with the merger.

  To Optium Stockholders

        Optium's board of directors believes that the merger is in the best interests of Optium's stockholders and unanimously recommends that Optium's stockholders vote FOR the approval and adoption of the merger agreement and approval of the merger and FOR the adjournment of the Optium stockholders' meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval and adoption of the merger agreement and approval of the merger.

Risk Factors (see pages 29 through 55).

        In considering whether to vote your shares in favor of the merger and related matters, stockholders of each of Optium and Finisar should consider various risks relating to the merger, including risks associated with a fixed exchange ratio, risks relating to the integration of the companies, and risks relating to the companies' respective businesses. We urge you to read carefully the risk factors described in the section entitled "Risk Factors" on pages 29 through 55 in making your decision.

What Optium Stockholders Will Receive in the Merger (see page 91).

        Upon completion of the merger, each outstanding share of Optium common stock will be automatically converted into the right to receive 6.262 shares of Finisar common stock. Optium stockholders will also receive cash as payment for fractional shares resulting from the conversion of the shares of Optium common stock into shares of Finisar common stock.

Treatment of Optium Stock Options and Other Stock-Based Awards (see page 91).

        The merger agreement provides that all options and warrants to acquire Optium common stock and RSUs outstanding as of the effective time of the merger will be assumed by Finisar and converted into options, warrants and RSUs to acquire shares of Finisar common stock.

Stock Ownership Following the Merger.

        Based on the number of shares of Optium common stock issued and outstanding as of July 9, 2008, an aggregate of approximately 160,456,699 shares of Finisar common stock would be issued to holders of Optium's common stock in the merger, and immediately following the completion of the merger, the former holders of Optium common stock would hold approximately 34% of the outstanding shares of Finisar common stock. The exercise of options or warrants to purchase Optium common stock and the vesting of RSUs between July 9, 2008 and the consummation of the merger (including the vesting of certain RSUs upon the consummation of the merger) will increase the number of shares of Finisar common stock to be issued in the merger.

Conditions to Completion of the Merger (see pages 98 through 99).

        The merger will not be completed unless specific conditions are met, including the approval of the merger and related matters by the Optium stockholders and the Finisar stockholders, Finisar's and Optium's respective representations and warranties being true and accurate as of the closing, except, in some cases, as has not had and would not reasonably be expected to have a material adverse effect on the party making the representations and warranties, the absence of governmental action to restrain the merger or imposing material restrictions on the operations of Finisar or Optium after the merger, Optium's receipt of an opinion of outside legal counsel that the merger constitutes a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the absence of an event or circumstance that has had a material adverse effect on Finisar or Optium, the appointment of three Optium directors to the board of directors of Finisar upon consummation of the merger, and Finisar and Optium each having complied in all material respects with their respective obligations under the merger agreement.

"No Solicitation" Provisions (see page 95).

        The merger agreement contains detailed provisions that prohibit both Optium and Finisar from initiating or engaging in discussions with a third party regarding certain extraordinary transactions, including a business combination, sale of substantial assets, or sale of a material number of shares of their capital stock until the completion of the merger or the termination of the merger agreement. The merger agreement does not, however, prohibit the board of directors of either Optium or Finisar from considering and possibly recommending an unsolicited bona fide written superior proposal from a third party in order to comply with its fiduciary duties to the stockholders of their respective companies.

Termination of the Merger Agreement (see page 99)

        Finisar and Optium can jointly agree to terminate the merger agreement at any time. Either company may also terminate the merger agreement in certain other circumstances, including the following:

  •
  the merger is not completed by November 15, 2008, so long as the failure to complete the merger is not the result of the failure by the terminating party to fulfill its obligations under the merger agreement, and provided that this deadline can be extended for up to 90 days if the delay is due to the failure of the waiting period under United States antitrust laws to expire, and such expiration can reasonably be expected to occur within such 90-day period;

  •
  either company fails to obtain the requisite approval of its stockholders at its stockholders' meeting;

  •
  the other company materially breaches its representations and warranties or fails to perform its obligations under the merger agreement, and such other company fails cure such breach within 20 business days of receiving notice of, or otherwise becoming aware of, such breach;

  •
  the other company's board of directors has failed to recommend the merger to its stockholders or has withdrawn or adversely modified its recommendation of the merger or has failed to confirm publicly its recommendation of the merger after receiving a request to so confirm;

  •
  the other company's board of directors recommends to its stockholders an alternative transaction, including a tender or exchange offer for such other company's shares; or

  •
  the terminating company's board of directors has determined to recommend an alternative transaction to its stockholders after having made a determination that such transaction constitutes a superior proposal.

Payment of Termination Fees (see page 101)

        The merger agreement provides that each company will pay the other certain fees in connection with the termination of the merger agreement under certain circumstances:

  •
  Optium is required to pay Finisar a termination fee of $6,725,000 plus expenses incurred by Finisar in connection with the preparation, execution and performance of its obligations under the merger agreement, up to a maximum amount of $2,240,000 if (1) Finisar terminates the merger agreement because Optium's board of directors failed to recommend the approval and adoption of the merger agreement or withdrew or adversely modified its recommendation of the merger or failed to confirm publicly its recommendation of the merger after receiving a request to so confirm, (2) Finisar terminates the merger agreement because Optium's board of directors recommended to its stockholders an alternative transaction, including a tender or exchange offer for such other company's shares, (3) Optium terminates the merger agreement in favor of a superior proposal or (4) Finisar or Optium terminates the merger agreement because (A) Optium's stockholders do not approve the merger and at the time of the vote an alternative transaction has been announced and not abandoned (B) the merger is not consummated by the November 15, 2008 deadline for reasons other than the failure of certain closing conditions to be satisfied or the failure of the terminating party to satisfy its obligations under the agreement, and in either case Optium enters into an agreement for, or consummates, an alternative transaction within 365 days of the termination of the merger agreement;

  •
  Optium is also required to reimburse Finisar for the expenses incurred by Finisar in connection with the preparation, execution and performance of its obligations under the merger agreement, up to a maximum amount of $2,240,000 if Optium's stockholders do not approve the merger at the Optium stockholder meeting, but, at the time of the vote, no alternative transaction has been announced and is then pending;

  •
  Finisar is required to pay Optium a termination fee of $16,650,000 if (1) Optium terminates the merger agreement because Finisar's board of directors failed to recommend the issuance of the shares pursuant to the merger agreement or withdrew or adversely modified its recommendation or failed to confirm publicly its recommendation after receiving a request to so confirm, (2) Optium terminates the merger agreement because Finisar's board of directors recommended to its stockholders an alternative transaction, including a tender or exchange offer for such other company's shares, (3) Finisar terminates the merger agreement in favor of a superior proposal or (4) Optium or Finisar terminates the merger agreement because (A) Finisar's stockholders do not approve the merger and at the time of the vote an alternative transaction has been announced and not abandoned or (B) the merger is not consummated by the November 15, 2008 deadline for reasons other than the failure of certain closing conditions to be satisfied or the failure of the terminating party to satisfy its obligations under the agreement, and in either case Finisar enters into an agreement for, or consummates, an alternative transaction within 365 days of the termination of the merger agreement; and

  •
  Finisar is also required to reimburse Optium for the expenses incurred by Optium in connection with the preparation, execution and performance of its obligations under the merger agreement, up to a maximum amount of $2,240,000 if Finisar's stockholders do not approve the merger at the Finisar stockholder meeting, but, at the time of the vote, no alternative transaction has been announced and is then pending.

        These fees payable in connection with termination of the merger agreement under certain circumstances could discourage other companies from seeking to acquire or merge with either Finisar or Optium.

Opinions of Financial Advisors (see pages 68 through 82)

  Opinion of Finisar's Financial Advisor

        In connection with the merger, Finisar's board of directors received a written opinion, dated May 15, 2008, of Finisar's financial advisor, Oppenheimer & Co. Inc., referred to as Oppenheimer, as to the fairness, from a financial point of view and as of the date of the opinion, to Finisar of the exchange ratio provided for in the merger agreement. The full text of Oppenheimer's written opinion, dated May 15, 2008, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this joint proxy statement/prospectus as Annex B. Oppenheimer's opinion was provided to Finisar's board of directors for purposes of assisting the board in evaluating the exchange ratio from a financial point of view and does not address any other aspect of the merger. Oppenheimer's opinion does not address the underlying business decision of Finisar to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Finisar or the effect of any other transaction in which Finisar might engage and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the merger.

  Opinion of Optium's Financial Advisor

        Optium retained Morgan Stanley & Co. Incorporated, referred to as Morgan Stanley, to act as its financial advisor in connection with the transaction. On May 15, 2008, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, to Optium's board of directors that as of such date and, based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the exchange ratio pursuant to the merger agreement was fair, from a financial point of view, to the holders of shares of Optium common stock. The full text of Morgan Stanley's written fairness opinion dated May 15, 2008, is attached as Annex C to this joint proxy statement/prospectus. Morgan Stanley's opinion is directed to Optium's board of directors and addresses only the fairness from a financial point of view of the exchange ratio pursuant to the merger agreement to the holders of shares of Optium common stock as of the date of the opinion. It does not address any other aspects of the merger and does not constitute a recommendation to any stockholder of Optium or Finisar as to how to vote at the stockholders meetings.

Board Composition Following the Merger (see page 87)

        The merger agreement provides that Finisar will elect three directors of Optium to Finisar's board of directors, effective immediately after the effective time of the merger. Morgan Jones, Christopher Crespi and Eitan Gertel and have been designated as the Optium directors who will be elected to Finisar's board as Class I, Class II and Class III directors of Finisar, respectively. Finisar's board of directors has taken such action as is necessary to appoint such persons as directors of Finisar effective immediately after the effective time of the merger, subject to their ability and willingness to serve at such time.

Interests of Optium Directors and Executive Officers in the Merger (see page 82)

        Some of the directors and executive officers of Optium have interests in the merger that are different from, or in addition to, the interests of the Optium stockholders generally. These interests include, among other things, employment with Finisar, service as directors of the combined company, enhanced severance benefits in the event of a termination without cause or resignation for good reason following the merger, accelerated vesting of certain stock options and restricted stock units in connection with the merger, and the right to continued indemnification and insurance coverage by Finisar for acts or omissions occurring prior to the merger.

Accounting Treatment of the Merger (see page 88)

        Under generally accepted accounting principles, Finisar will account for the merger using the purchase method of accounting.

Material U.S. Federal Income Tax Consequences of the Merger (see page 84)

        The merger has been structured as a tax-free "reorganization" for U.S. federal income tax purposes. Accordingly, holders of Optium common stock will generally not recognize any gain or loss for U.S. federal income tax purposes on the exchange of their Optium common stock for Finisar common stock in the merger, except for any gain or loss recognized in connection with any cash received in lieu of a fractional share of Finisar common stock. The companies themselves will not recognize gain or loss as a result of the merger. It is a condition to the obligations of Optium and Finisar to complete the merger that Optium receives a legal opinion from outside legal counsel that the merger will be a "reorganization" for U.S. federal income tax purposes.

        The U.S. federal income tax consequences described above may not apply to all holders of Optium common stock. Your tax consequences will depend on your own situation. Holders of Optium common stock should consult their tax advisors to determine the particular tax consequences of the merger to you.

Regulatory Matters (see page 88).

        Under United States antitrust laws, Finisar and Optium may not complete the merger until they have notified the Antitrust Division of the Department of Justice and the Federal Trade Commission of the merger and filed the necessary report forms, and until a required waiting period has ended. Finisar and Optium filed the required information and materials to notify the Department of Justice and the Federal Trade Commission of the merger, and, on June 30, 2008, the FTC and the Antitrust Division granted requests for early termination of the waiting periods applicable to the merger and separately to the acquisition of Finisar shares in the merger by a principal stockholder of Optium.

        Finisar must obtain approval of the listing on the NASDAQ Global Select Market of the shares of Finisar common stock to be issued in the merger.

        Finisar is seeking regulatory approvals in a foreign country for the assumption by Finisar, in connection with the merger, of certain Optium options. However, such approvals are not a condition to the completion of the merger and failure to obtain such approvals is not anticipated to have a material effect on the merger.

No Appraisal Rights (see page 89).

        Under Section 262 of the General Corporation Law of the State of Delaware, neither the holders of Finisar common stock nor the holders of Optium common stock will have appraisal rights in connection with the merger.

Completion and Effectiveness of the Merger.

        Finisar and Optium will complete the merger when all of the conditions to completion of the merger are satisfied or waived in accordance with the merger agreement. The merger will become effective when Optium files a certificate of merger with the Delaware Secretary of State. Provided that the stockholders of both Optium and Finisar approve the merger proposals at their respective meetings, Finisar and Optium expect to complete the merger promptly following the meetings.

Voting Agreements (see page 103).

        Finisar's directors and executive officers and certain entities affiliated with such directors and officers have executed voting agreements agreeing to vote their shares of Finisar common stock in favor of the issuance of shares of Finisar Common Stock in the merger.

        Optium's directors, executive officers and certain of its significant stockholders have executed voting agreements agreeing to vote their shares in favor of the approval and adoption of the merger agreement and the approval of the merger.

Listing of Finisar Common Stock and Delisting and Deregistration of Optium Common Stock (see page 89).

        Application will be made to have the Finisar common stock issued in the merger approved for listing on the NASDAQ Global Select Market, where the Finisar common stock is currently traded under the symbol "FNSR." If the merger is completed, Optium common stock will cease to be listed on the NASDAQ Global Market and will be deregistered under the Securities Exchange Act of 1934, and Optium will cease to file periodic reports with the SEC.

PROPOSAL 2:    FINISAR ANNUAL MEETING—ELECTION OF DIRECTORS OF FINISAR (see pages 184 through 189)

        At the Finisar annual meeting, Jerry S. Rawls and Dominique Trempont will stand for re-election to serve as Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

PROPOSAL 3:    FINISAR ANNUAL MEETING—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FINISAR (see page 190)

        At the Finisar annual meeting, Finisar stockholders will be asked to ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009.

SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL INFORMATION

        The following selected historical financial information of Finisar and Optium has been derived from Finisar's and Optium's respective historical consolidated financial statements, and should be read in conjunction with such consolidated financial statements and the notes thereto, included elsewhere in this joint proxy statement/prospectus, or incorporated herein by reference. The Optium historical financial information as of, and for the interim periods presented, is unaudited and has been prepared on the same basis as the historical information in Optium's audited financial statements and, in the opinion of management of Optium, contains all adjustments, consisting only of normal, recurring adjustments, necessary for the fair presentation of the results of operations for such periods. The selected unaudited pro forma combined condensed financial information of Finisar and Optium is derived from the unaudited pro forma combined condensed financial statements included elsewhere in this joint proxy statement/prospectus and should be read in conjunction with such pro forma statements and the notes thereto. No cash dividends have been declared or paid on either Finisar or Optium common stock.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated, nor is it necessarily indicative of future operating results or financial position. See "Unaudited Pro Forma Condensed Combined Financial Statements" beginning on page 105.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF FINISAR

	Fiscal Years Ended April 30,
	2008	2007	2006	2005	2004
	(In thousands, except per share data)
Consolidated Statement of Operations Data:
Revenues
Optical subsystems and components	$401,625	$381,263	$325,956	$241,582	$160,025
Network performance test systems	38,555	37,285	38,337	39,241	25,593

Total revenues	440,180	418,548	364,293	280,823	185,618
Cost of revenues	292,161	270,272	250,186	206,836	147,102
Amortization of acquired developed technology	6,501	6,002	17,671	22,268	19,239
Impairment of acquired developed technology	—	—	853	3,656	—

Gross profit	141,518	142,274	95,583	48,063	19,277

Operating expenses:
Research and development	76,544	64,559	54,412	64,232	70,101
Sales and marketing	40,006	36,122	33,144	30,456	21,193
General and administrative	40,259	35,641	30,864	23,684	17,328
Amortization of (benefit from) deferred stock compensation	—	—	—	162	(105)
Acquired in-process research and development	—	5,770	—	1,558	6,180
Amortization of purchased intangibles	1,748	1,814	1,747	1,104	572
Impairment of tangible assets	—	—	—	18,798	—
Impairment of goodwill and intangible assets	45,433	—	—	—	—
Restructuring costs	—	—	3,064	287	382
Other acquisition costs	—	—	—	—	222

Total operating expenses	203,990	143,906	123,231	140,281	115,873
Loss from operations	(62,472)	(1,632)	(27,648)	(92,218)	(96,596)

Interest income	5,805	6,204	3,482	2,396	3,171
Interest expense	(17,236)	(16,044)	(15,842)	(14,468)	(28,872)
Loss on convertible debt exchange	—	(31,606)	—	—	—
Other income (expense), net	(298)	(724)	9,346	(12,582)	(4,347)

Loss before income taxes and cumulative effect of an accounting change	(74,201)	(43,802)	(30,662)	(116,872)	(126,644)
Provision for income taxes	2,233	2,810	2,367	856	334

Loss before cumulative effect of change in an accounting principle	(76,434)	(46,612)	(33,029)	(117,728)	(126,978)
Cumulative effect of change in accounting principle to adopt SFAS 123R, net of tax	—	1,213	—	—	—

Net loss	$(76,434)	$(45,399)	$(33,029)	$(117,728)	$(126,978)

Net loss per share—basic and diluted:
Before cumulative effect of an accounting change	$(0.25)	$(0.15)	$(0.11)	$(0.51)	$(0.59)
Cumulative effect of an accounting change to adopt SFAS 123R	$—	$0.00	$—	$—	$—

Net loss per share—basic and diluted:	$(0.25)	$(0.15)	$(0.11)	$(0.51)	$(0.59)

	As of April 30,
	2008	2007	2006	2005	2004
	(In thousands)
Consolidated Balance Sheet Data:
Cash, cash equivalents and investments	$119,255	$132,472	$118,786	$102,362	$143,398
Working capital	66,932	118,383	157,712	91,464	173,054
Total assets	493,487	548,190	508,529	489,363	497,485
Long-term liabilities	177,832	220,198	263,447	265,274	233,732
Total stockholders' equity	121,967	185,671	176,129	144,271	203,007

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF OPTIUM

	Nine Months Ended		Year Ended
	May 3, 2008	April 28, 2007	July 28, 2007(1)	July 29, 2006(2)	July 30, 2005	July 31, 2004	August 2, 2003
	(In thousands, except per share data)
Consolidated Statement of Operations Data:
Revenue	$121,418	$98,696	$125,478	$69,477	$37,076	$20,509	$14,143
Cost of revenue(3)	88,941	70,709	91,201	51,952	28,289	15,661	12,664

Gross profit	32,477	27,987	34,277	17,525	8,787	4,848	1,479
Operating expenses:
Research and product development(4)	17,181	9,888	14,751	8,491	5,723	5,505	5,902
Acquired in-process research and development(5)	—	—	10,000	11,187	—	—	—
Selling, general and administrative(6)(7)	19,641	9,897	14,205	6,062	4,587	5,627	8,733
Restructuring charges(7)(8)	—	—	—	—	47	6	1,340

Total operating expenses	36,822	19,785	38,956	25,740	10,357	11,138	15,975

Income (loss) from operations	(4,345)	8,202	(4,679)	(8,215)	(1,570)	(6,290)	(14,496)
Interest and other income (expense), net	1,721	2,491	3,587	211	119	(411)	(581)

Income (loss) before income tax	(2,624)	10,693	(1,092)	(8,004)	(1,451)	(6,701)	(15,077)
Income tax (benefit) expense	(83)	654	(12,346)	119	—	—	—

Net income (loss)	$(2,541)	$10,039	$11,254	$(8,123)	$(1,451)	$(6,701)	$(15,077)

Net income (loss) per common share(9):
Basic	$(0.10)	$0.57	$0.58	$(3.68)	$(0.83)	$(4.54)	$(12.71)

Diluted	$(0.10)	$0.41	$0.45	$(3.68)	$(0.83)	$(4.54)	$(12.71)

Shares used in per common share calculations(9):
Basic	25,461	17,576	19,536	2,206	1,749	1,476	1,186

Diluted	25,461	24,639	24,793	2,206	1,749	1,476	1,186

	As of
	May 3, 2008	July 28, 2007	July 29, 2006	July 30, 2005	July 31, 2004	August 2, 2003
	(In thousands)
Consolidated Balance Sheet Data:
Cash and cash equivalents	$42,614	$25,359	$10,377	$8,474	$9,088	$6,862
Short-term investments	3,600	36,018	—	—	—	—
Total assets	180,496	168,101	59,309	27,287	22,411	20,598
Total liabilities	34,743	25,222	24,224	10,398	4,078	5,767
Total redeemable convertible preferred stock	—	—	87,173	65,797	65,797	55,542
Total stockholders' equity (deficit)	145,753	142,879	(52,088)	(48,908)	(47,464)	(40,711)

(1)
Includes the operating results of Kailight Photonics, Inc., which Optium acquired on May 15, 2007, for the period from May 15, 2007 to July 28, 2007.

(2)
Includes the operating results of Engana Pty Limited, which Optium acquired on March 6, 2006, for the period from March 6, 2006 to July 29, 2006.

(3)
Includes $196, $34 and $67 in stock-based compensation for the nine months ended May 3, 2008 and April 28, 2007 and the fiscal year ended July 28, 2007, respectively.

(4)
Includes $1,197, $93 and $257 in stock-based compensation for the nine months ended May 3, 2008 and April 28, 2007 and fiscal year ended July 28, 2007, respectively.

(5)
Acquired in-process research and development expense was incurred as a result of the purchase price accounting for Optium's acquisitions of Engana Pty Limited and Kailight Photonics, Inc.

(6)
Includes $2,494, $722, $1,181, $162 and $1,256 in stock-based compensation for the nine months ended May 3, 2008 and April 28, 2007 and the fiscal years ended July 28, 2007, July 29, 2006, and August 2, 2003, respectively.

(7)
During the fiscal year ended August 2, 2003, Optium closed its Orlando, Florida manufacturing facility with the exception of Optium's surface mount technology manufacturing line. The restructuring charges for the fiscal years ended July 31, 2004 and August 2, 2003 reflect the expenses incurred in connection with the closing of this facility. Optium incurred additional expenses related to moving personnel and equipment from Orlando, Florida to Pennsylvania in the amount of $615, which is included in selling, general and administrative expense for the fiscal year ended August 2, 2003.

(8)
During the fiscal year ended July 30, 2005, Optium moved the surface mount technology manufacturing line from Orlando, Florida to Pennsylvania. The restructuring charge for the fiscal year ended July 30, 2005 reflects the expenses incurred related to this move.

(9)
Calculated after giving effect to a 1-for-12 reverse stock split effected on October 10, 2006.

SELECTED UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL DATA OF FINISAR AND OPTIUM

        The following table presents information about the unaudited pro forma financial condition and results of operations after giving effect to the merger. Finisar's fiscal year ends on April 30, whereas Optium's fiscal year ends on the Saturday closest to July 31. The selected unaudited pro forma condensed combined statement of operations information for the year ended April 30, 2008 has been prepared using Optium's historical unaudited financial statements for the nine month period ended May 3, 2008 and the three month period ending July 28, 2007.

        The information presented below should be read together with the historical consolidated financial statements of Finisar and Optium, including the related notes, appearing elsewhere in this joint proxy statement/prospectus and incorporated herein by reference, and the other consolidated historical financial data of Finisar and Optium and unaudited pro forma combined financial statements, including the related notes, appearing elsewhere in this joint proxy statement/prospectus. See also "Risk Factors" beginning on page 29 and "Cautionary Information Regarding Forward-Looking Statements" on page 28.

        The unaudited pro forma condensed combined financial statements have been prepared by Finisar management for illustrative purposes only and are not necessarily indicative of the condensed combined financial position or results of operations in future periods or the results that actually would have been realized had Finisar and Optium been a combined company during the specified periods. The pro forma adjustments are based on the information available at the time of the preparation of this joint proxy statement/prospectus.

Year Ended April 30, 2008
(In thousands)
Revenues	$588,380
Gross profit	173,877
Loss from operations	(86,764)
Loss before income taxes	(95,976)
Net loss	(81,926)
Net loss per share—basic and diluted	(0.17)

April 30, 2008
(In thousands)
Total assets	$782,670
Cash and short-term investments	145,229
Working capital	130,544
Long-term debt	169,315
Debt ratio(1)	32%

(1)
Debt ratio reflects long term pro forma debt as percentage of total capital calculated as the sum of long term debt plus equity as reported on the pro forma balance sheet.

SELECTED UNAUDITED COMPARATIVE PER SHARE DATA

        The following table shows certain per share data for Finisar and Optium for the fiscal year ended April 30, 2008 on a historical basis and on a pro forma basis reflecting the merger as if it had been consummated as of May 1, 2007 and assuming that 6.262 shares of Finisar common stock had been issued in exchange for each outstanding share of Optium common stock. This information is only a summary and you should read it in conjunction with the financial information appearing elsewhere in this joint proxy statement/prospectus and incorporated herein by reference. The per share pro forma data in the following table is presented for comparative purposes only and is not necessarily indicative of the combined financial position or results of operations in the future or what the combined financial position or results of operations would have been had the merger been completed during the period or as of the dates for which this pro forma data is presented.

	Finisar	Optium	Pro Forma
Net loss per share—basic and diluted	$(0.25)	$(0.05)	$(0.17)
Book value per share	$0.40	$5.69	$0.77
Basic and diluted weighted average shares outstanding (000s)	308,680	25,626	469,137	(1)

(1)
Pro forma weighted shares outstanding reflect the estimated issuance of 160,456,699 shares of Finisar common stock in the merger, based on the number of shares of Optium common stock outstanding on July 9, 2008.

MARKET PRICE DATA AND DIVIDEND INFORMATION

        Finisar common stock has been traded on the NASDAQ Stock Market since November 11, 1999 under the symbol "FNSR" and currently trades on the NASDAQ Global Select Market. Optium common stock has been traded on the NASDAQ Global Market since October 27, 2006 under the symbol "OPTM."

        The table below contains, for the three month periods indicated, the reported high and low sale prices of Finisar common stock and Optium common stock as reported on the NASDAQ Global Select Market and NASDAQ Global Market, respectively. Finisar's fiscal year runs from May 1 through April 30. Optium operates on a 52 or 53 week fiscal year ending on the Saturday closest to July 31 and beginning on the Sunday closest to July 31.

	Finisar Common Stock		Optium Common Stock(1)
	High	Low	High	Low
Three months ended:
July 31, 2006	$5.32	$2.61	$—	$—
October 31, 2006	$4.13	$2.68	$20.25	$19.60
January 31, 2007	$4.02	$3.01	$26.43	$17.80
April 30, 2007	$3.86	$3.04	$25.11	$17.80
July 31, 2007	$4.10	$3.39	$17.70	$7.39
October 31, 2007	$4.05	$2.24	$11.99	$6.79
January 31, 2008	$2.45	$1.35	$11.31	$5.37
April 30, 2008	$1.93	$1.13	$7.77	$5.55
May 1, 2008 through July 22, 2008	$1.88	$1.19	$11.58	$7.28

(1)
Optium's common stock began trading on an as issued basis on the NASDAQ Global Market on October 27, 2006, in connection with Optium's initial public offering.

Recent Share Prices

        On May 15, 2008, the last trading day before the proposed merger was announced, the closing price of Finisar common stock on the NASDAQ Global Select Market was $1.33 per share and the closing price of Optium common stock on the NASDAQ Global Market was $8.14 per share. Based on the merger exchange ratio of 6.262 shares of Finisar common stock for each outstanding share of Optium common stock, and the closing price of Finisar common stock on May 15, 2008, the pro forma equivalent per share value of Optium common stock on May 15, 2008 was approximately $8.33 per share. On July 22, 2008, the last trading day prior to the date of this joint proxy statement/prospectus, the closing price of Finisar common stock on the NASDAQ Global Select Market was $1.48 per share, the closing price of Optium common stock on the NASDAQ Global Market was $9.20 per share and the pro forma equivalent per share value of Optium common stock was approximately $9.27 per share.

        The information above shows only historical comparisons. We urge you to obtain current market quotations for Finisar common stock and Optium common stock. No assurances can be given as to the market prices of Finisar common stock or Optium common stock at any time before the consummation of the merger or as to the market price of Finisar common stock at any time after the consummation of the merger. Because the exchange ratio is fixed, the exchange ratio will not be adjusted for decreases in the market price of Finisar common stock, which may occur before the merger becomes effective. In the event the market price of Finisar common stock increases or decreases prior to the consummation of the merger, the value of the Finisar common stock to be received in the merger in exchange for the Optium common stock would correspondingly decrease or increase.

        Following the merger, all Optium common stock will be owned by Finisar, and as a result, Optium common stock will no longer be listed on the NASDAQ Global Market.

Dividend Information

        Neither Finisar nor Optium has ever declared or paid cash dividends on its common stock. If the merger is not consummated, Optium anticipates that it would continue its policy of retaining any and all earnings to finance the operation and expansion of its business. Finisar currently anticipates that it will retain all available funds for use in its business and does not anticipate paying any cash dividends in the foreseeable future, whether or not the merger is consummated.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

        The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This joint proxy statement/prospectus contains such "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be made directly in this joint proxy statement/prospectus referring to Finisar and Optium, and they may also be made a part of this joint proxy statement/prospectus by reference to other documents filed with the Securities and Exchange Commission by Finisar and Optium, which is known as "incorporation by reference." These statements may include statements regarding the period following completion of the merger. Words such as "anticipate," "estimate," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the merger of Finisar and Optium, identify forward-looking statements. All forward-looking statements represent management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risks described in this joint proxy statement/prospectus under the section entitled "Risk Factors" beginning on page 29. Stockholders are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus or the date of the document incorporated by reference in this joint proxy statement/prospectus. Neither Finisar nor Optium is under any obligation, and each expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

        All forward-looking statements attributable to Finisar or Optium or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

RISK FACTORS

        The following risk factors should be considered by Optium stockholders in evaluating whether to approve and adopt the merger agreement and approve the merger and by Finisar stockholders in evaluating whether to approve the issuance of shares of Finisar common stock in connection with the merger. Optium stockholders voting in favor of the approval and adoption of the merger agreement and approval of the merger will be choosing to exchange your current investment in Optium common stock for an investment in Finisar common stock. An investment in Finisar common stock involves a high degree of risk. In addition to the other information contained in or annexed to this joint proxy statement/prospectus, you should carefully consider the following risk factors.

Risks Relating to the Merger

Changes in stock prices could decrease the value of the Finisar common stock to be issued in the merger.

        Upon completion of the merger, each share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock. The exchange ratio for the merger consideration is fixed, and will not be adjusted in the event of any increase or decrease in the market price of either Optium common stock or Finisar common stock. The prices of Finisar common stock and Optium common stock at the closing of the merger might vary from their prices on the date of this joint proxy statement/prospectus and on the date of the stockholders' meetings. These prices might vary because of changes in the business, operations or prospects of Finisar or Optium, investors' assessments of the likelihood that the merger will be completed, the timing of the completion of the merger, the perceived prospects of post-merger operations, regulatory considerations, general market and economic conditions and other factors. Neither Finisar nor Optium is permitted to abandon the merger solely because of changes in the market price of either Finisar common stock or Optium common stock. Therefore, because the market price of Finisar's common stock is subject to fluctuation, the value of the Finisar shares to be received by Optium stockholders in the merger will depend on the market price of Finisar shares at the effective time of the merger and could be substantially less than the value of the Finisar shares at the time the merger agreement was executed.

        The market price of Finisar common stock has historically been highly volatile and may continue to be so in the future. In addition to conditions that affect the market for stocks of technology companies generally, factors such as new product announcements by Finisar or its competitors, quarterly fluctuations in Finisar's operating results and challenges associated with the integration of Optium's business may have a significant impact on the market price of Finisar shares. These conditions could cause the price of Finisar shares to fluctuate substantially over short periods.

The issuance of shares of Finisar common stock to Optium stockholders in the merger will substantially reduce the percentage interests of current Finisar stockholders.

        Based on the number of shares of Optium common stock outstanding on July 9, 2008, if the merger is completed, an aggregate of approximately 160,456,699 shares of Finisar common stock would be issued to Optium stockholders, and immediately following the completion of the merger, the former Optium stockholders would own approximately 34% of the outstanding shares of Finisar common stock. The exercise of options or warrants to purchase Optium common stock and the vesting of RSUs between July 9, 2008 and the consummation of the merger (including the vesting of certain RSUs upon the consummation of the merger) will increase the number of shares of Finisar common stock to be issued in the merger. The issuance of these shares in connection with the merger, as well as the issuance of additional shares in the future upon exercise of options and warrants and vesting of RSUs assumed by Finisar in connection with the merger, will cause a significant reduction in the relative percentage interests of current Finisar stockholders in earnings, voting power, liquidation value and book and market value.

The combined company may not achieve strategic objectives, anticipated synergies and cost savings and other potential benefits of the merger.

        Both companies expect to realize strategic and other financial and operating benefits as a result of the merger, including, among other things, significant cost and revenue synergies. However, neither company can predict with certainty the extent to which these benefits will actually be achieved or the timing of any such benefits. The following factors, among others, may prevent the combined company from realizing these benefits:

  •
  the inability of the combined company to increase product sales;

  •
  unfavorable customer reaction to the combined company's products;

  •
  competitive factors, including technological advances attained by competitors and patents granted to or contested by competitors, which would enhance their ability to compete against the combined company;

  •
  the failure of key markets for the combined company's products to develop to the extent or as rapidly as currently expected;

  •
  changes in technology that increase the number of competitors that the combined company faces after the merger or require the combined company to make significant capital expenditures to develop competitive products; and

  •
  the failure to retain key employees.

        Failure to achieve the strategic objectives of the merger could have a material adverse effect on the revenues, the levels of expenses and the operating results of the combined company and could result in the combined company not achieving the anticipated potential benefits of the merger. Both companies expect that the merger will be dilutive to Finisar's earnings per share in the 12 months following the closing of the merger. In the event that estimated annualized pre-tax cost synergies totaling approximately $10 to $15 million are not realized, on a run rate basis, one year following the closing, the merger may be substantially dilutive to Finisar's earnings per share thereafter. In addition, Finisar and Optium cannot assure you that the growth rate of the combined company will equal the historical growth rate experienced by either Finisar or Optium.

Finisar and Optium may not successfully integrate their businesses and may not realize the anticipated benefits of the merger.

        Achieving the potential benefits of the merger will depend in substantial part on the successful integration of the two companies' technologies, operations and personnel. Finisar and Optium will face significant challenges in integrating their organizations and operations in a timely and efficient manner. Some of the challenges involved in this integration include:

  •
  demonstrating to the customers of Finisar and Optium that the merger will not result in adverse changes in client service standards or business focus and helping customers conduct business easily with the combined company;

  •
  consolidating and rationalizing corporate IT, engineering and administrative infrastructures;

  •
  integrating product offerings;

  •
  coordinating sales and marketing efforts to effectively communicate the capabilities of the combined company;

  •
  coordinating and rationalizing research and development activities to enhance introduction of new products and technologies with reduced cost; and

  •
  preserving important relationships of both Finisar and Optium and resolving potential conflicts that may arise.

        The integration of Finisar and Optium will be a complex, time consuming and expensive process and will require significant attention from management and other personnel, which may distract their attention from the day-to-day business of the combined company. The diversion of management's attention and any difficulties associated with integrating Optium into Finisar could have a material adverse effect on the operating results of the combined company after the merger and the value of Finisar shares, and could result in the combined company not achieving the anticipated benefits of the merger. It is not certain that Finisar and Optium can be successfully integrated in a timely manner or at all or that any of the anticipated benefits will be realized. Failure to do so could have a material adverse effect on the business and operating results of the combined company.

To be successful, the combined company must retain and motivate key employees, which will be more difficult in light of uncertainty regarding the merger, and failure to do so could seriously harm the combined company.

        To be successful, the combined company must retain and motivate executives and other key employees, including those in managerial, technical, marketing and information technology support positions. Employees of Finisar or Optium may experience uncertainty about their future role with the combined company both before and after strategies with regard to the combined company are announced or executed. This potential uncertainty may adversely affect the combined company's ability to attract and retain key personnel. The combined company must continue to motivate its employees and keep them focused on the strategies and goals of the combined company, which may be particularly difficult due to the potential distractions of the merger or the loss of key employees due to such uncertainties.

If customers delay or defer purchasing decisions as a result of the merger, the operating results and prospects of the combined company could be adversely affected.

        Optium and Finisar cannot assure you that their customers will continue their current buying patterns. Optium's or Finisar's customers may delay or defer purchasing decisions in response to the announcement of the proposed merger. Any such delay or deferral in purchasing decisions by such customers could have a material adverse effect on the business or operating results of Optium or Finisar, regardless of whether the merger is ultimately completed.

Optium's directors and executive officers have interests that differ from other stockholders' interests and may influence them to support and approve the merger.

        Optium's directors and executive officers have certain interests in the merger that differ from the interests of other Optium stockholders. Each of the executive officers of Optium has executed agreements with Optium that provide for accelerated vesting of RSUs granted to such officers, as well as enhanced severance terms for such officers following the merger. Eitan Gertel, Optium's Chief Executive Officer, is also entitled to accelerated vesting of certain stock options he holds, as well as a cash payment to offset any consequences of an excise tax that may be imposed on benefits that may constitute "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. Additionally, in connection with the merger, Mr. Gertel will become the Chief Executive Officer of Finisar, and Mr. Gertel, Morgan Jones and Christopher Crespi, currently directors of Optium, will all be appointed to serve as directors of Finisar. Each Optium director and officer will also be entitled to continuing indemnification from Finisar following the merger. As a result, Optium directors and officers could be more likely to vote for the proposal to approve and adopt the merger agreement and approve the merger than if they did not have these interests. Optium stockholders should review the section titled "Interests of Certain Persons in the Merger" beginning on page 82 for a more complete description of these employment and consulting arrangements and voting agreements.

As a result of the merger, the combined company will be a larger and more geographically diverse organization, and if the combined company's management is unable to manage the combined organization efficiently, its operating results will suffer.

        Following the merger, the combined company will have approximately 5,000 employees in a total of 14 facilities around the world. As a result, the combined company will face challenges inherent in efficiently managing an increased number of employees over large geographic distances, including the need to implement appropriate systems, policies, benefits and compliance programs. The inability to manage successfully the geographically more diverse and substantially larger combined organization could have a material adverse effect on the operating results of the combined company after the merger and, as a result, on the market price of Finisar's common stock.

Finisar and Optium expect to incur significant costs associated with the merger which could adversely affect future liquidity and operating results.

        Finisar estimates that it will incur transaction costs of approximately $2.0 million associated with the merger, which will be included as a part of the total purchase costs for accounting purposes. Optium estimates that it will incur transaction costs of approximately $4.7 million which will be expensed as incurred. These amounts are estimates and could increase. In addition, Finisar and Optium believe that the combined entity may incur charges to operations, in amounts that are not currently reasonably estimable, in the quarter in which the merger is completed or in subsequent quarters, to reflect costs associated with integrating the two companies. The combined company may incur additional material charges in subsequent quarters to reflect additional costs associated with the merger. These significant costs associated with the merger could adversely affect the future liquidity and operating results of the combined company.

The merger may fail to qualify as a reorganization, resulting in recognition by Optium stockholders of taxable gain or loss in respect of Optium shares.

        Finisar and Optium intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Although the Internal Revenue Service, or IRS, has not provided a ruling on the matter, Optium will obtain a legal opinion from its tax counsel that the merger will constitute a reorganization for federal income tax purposes. The opinion furnished by Optium's tax counsel will not bind the IRS or prevent the IRS from adopting a contrary position. If the merger fails to qualify as a reorganization, Optium stockholders generally would recognize gain or loss on each share of Optium common stock surrendered in an amount equal to the difference between the adjusted tax basis in that share and the sum of the amount of cash and the fair market value of the Finisar common stock received in exchange for that share upon completion of the merger.

The merger will likely result in an ownership change for Optium under Section 382 of the Internal Revenue Code, limiting the use of Optium NOL carryforwards to offset future taxable income for the combined company.

        As of May 3, 2008, Optium had U.S. net operating loss, or NOL, carryforwards of approximately $20.0 million for federal and $7.3 million for state tax purposes expiring through its fiscal year ending July 2025. These NOL carryforwards represent an asset to the extent they can be utilized to reduce future cash income tax payments. The merger will likely result in an ownership change under Section 382 of the Internal Revenue Code, limiting the use of the Optium NOL carryforwards to offset future taxable income of the combined company. A limitation on the use of the Optium NOL carryforwards may increase the combined company's costs and expenses if the Optium NOLs are not available to reduce the combined company's future income tax liabilities. The utilization of Optium's NOL carryforwards depends on the timing and amount of taxable income earned in the future, which neither Optium nor Finisar is able to predict. In addition, the combined company's effective tax rates may be affected by the timing of income recognition and limitations, if any, resulting from ownership changes.

Risks Relating to the Combined Company

Finisar's and Optium's quarterly revenues and operating results fluctuate due to a variety of factors, which may result in volatility or a decline in the prices of their stock and of the stock of the combined company.

        Finisar's and Optium's quarterly operating results have varied significantly due to a number of factors, including:

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  fluctuation in demand for their products;

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  the timing of new product introductions or enhancements by Finisar, Optium and their competitors;

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  the level of market acceptance of new and enhanced versions of their products;

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  the timing or cancellation of large customer orders;

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  the length and variability of the sales cycle for their products;

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  pricing policy changes by Optium and Finisar and their competitors and suppliers;

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  the availability of development funding and the timing of development revenue;

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  changes in the mix of products sold;

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  increased competition in product lines, and competitive pricing pressures; and

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  the evolving and unpredictable nature of the markets for products incorporating Finisar's and Optium's optical components and subsystems.

        Finisar and Optium expect that their operating results and those of the combined company will continue to fluctuate in the future as a result of these factors and a variety of other factors, including:

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  fluctuations in manufacturing yields;

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  the emergence of new industry standards;

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  failure to anticipate changing customer product requirements;

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  the loss or gain of important customers;

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  product obsolescence; and

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  the amount of research and development expenses associated with new product introductions.

        The operating results of Finisar, Optium and the combined company could also be harmed by:

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  economic conditions generally or in various geographic areas where they or their customers do business;

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  acts of terrorism and international conflicts or crises;

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  other conditions affecting the timing of customer orders; or

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  a downturn in the markets for their customers' products, particularly the optical subsystems and components market.

        These factors are difficult or impossible to forecast. A significant portion of Finisar's and Optium's expenses are relatively fixed, and the timing of increases in expenses is based in large part on their forecast of future revenues. As a result, if revenues do not meet Finisar's, Optium's and the combined company's expectations, they may be unable to quickly adjust expenses to levels appropriate to actual revenues, which could harm their operating results.

        As a result of these factors, Finisar's, Optium's and the combined company's operating results may vary significantly from quarter to quarter. Any shortfall in revenues or net income from levels expected by the investment community could cause a decline in the trading prices of these companies' stock.

The combined company may have insufficient cash flow to meet Finisar's debt service obligations, including payments due on its subordinated convertible notes.

        The combined company will be required to generate cash sufficient to conduct its business operations and pay the indebtedness and other liabilities of the combined company, including amounts due on Finisar's outstanding 2 1/2% convertible senior subordinated notes due 2010 totaling $100 million, Finisar's 2 1/2% convertible subordinated notes due 2010 totaling $50 million, and Finisar's 5 1/4% convertible subordinated notes due 2008 totaling $92 million. In addition, the $100 million in principal amount of Finisar's 2 1/2% convertible senior subordinated notes that mature in October 2010 include a net share settlement feature under which Finisar is required to pay the principal portion of the notes in cash upon conversion. The combined company may not be able to cover the anticipated debt service obligations from its cash flow. This may materially hinder the combined company's ability to make payments on the notes. The combined company's ability to meet its future debt service obligations will depend upon its future performance, which will be subject to financial, business and other factors affecting its operations, many of which are beyond its control. Accordingly, Finisar and Optium cannot assure you that the combined company will be able to make required principal and interest payments on the notes when due.

The combined company may not be able to obtain additional capital in the future, and failure to do so may harm its business.

        Finisar and Optium each believe that their existing balances of cash, cash equivalents and short-term investments will be sufficient to meet their respective cash needs for working capital and capital expenditures for at least the next 12 months, except that Finisar may require additional financing if the payment obligations under its outstanding convertible subordinated notes are accelerated. Finisar may also require additional financing to fund its operations in the future or to repay the principal of its outstanding convertible subordinated notes. Due to the unpredictable nature of the capital markets, particularly in the technology sector, Finisar and Optium cannot assure you that the combined company will be able to raise additional capital if and when it is required, especially if the combined company experiences disappointing operating results. If adequate capital is not available to the combined company as required, or is not available on favorable terms, the combined company could be required to significantly reduce or restructure its business operations. If the combined company does raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of its stockholders could be significantly diluted, and these newly-issued securities may have rights, preferences or privileges senior to those of existing stockholders.

If Finisar encounters sustained yield problems or other delays in the production or delivery of its internally-manufactured components or in the final assembly and test of its transceiver products, Finisar may lose sales and damage its customer relationships.

        Finisar's manufacturing operations are highly vertically integrated. In order to reduce its manufacturing costs, Finisar has acquired a number of companies, and business units of other companies, that manufacture optical components incorporated in its optical subsystem products and has developed its own facilities for the final assembly and testing of its products. For example, Finisar designs and manufactures many critical components including all of the short wavelength VCSEL lasers incorporated in transceivers used for LAN/SAN applications at its wafer fabrication facility in Allen, Texas, and manufactures a portion of its internal requirements for longer wavelength lasers at its wafer fabrication facility located in Fremont, California. Finisar assembles and tests most of its transceiver products at its facility in Ipoh, Malaysia. As a result of this vertical integration, Finisar has become increasingly dependent on its internal production capabilities. The manufacture of critical components, including the fabrication of wafers, and the assembly and testing of Finisar's products, involve highly complex processes. For example, minute levels of contaminants in the manufacturing environment, difficulties in the fabrication process or other factors can cause a substantial portion of the components on a wafer to be nonfunctional. These problems may be difficult to detect at an early stage of the manufacturing process and often are time-consuming and expensive to correct. From time to time, Finisar has experienced problems achieving acceptable yields at its wafer fabrication facilities, resulting in delays in the availability of components. Moreover, an increase in the rejection rate of products during the quality control process before, during or after manufacture, results in lower yields and margins. In addition, changes in manufacturing processes required as a result of changes in product specifications, changing customer needs and the introduction of new product lines have historically caused significantly reduced manufacturing yields for Finisar and Optium, resulting in low or negative margins on those products. Poor manufacturing yields over a prolonged period of time could adversely affect the combined company's ability to deliver its subsystem products to its customers and could also affect its sale of components to customers in the merchant market. The combined company's inability to supply components to meet its internal needs could harm its relationships with customers and have an adverse effect on its business.

The combined company may lose sales if its suppliers or independent contractors fail to meet its needs.

        Finisar and Optium each currently purchase several key components used in the manufacture of their products from single or limited sources, and Finisar relies on a single independent contract manufacturer to supply it with certain key subassemblies, including printed circuit boards. Finisar depends on these sources to meet its production needs. Moreover, Finisar depends on the quality of the components and subassemblies that these sources supply to Finisar, over which Finisar has limited control. In the past, Finisar has encountered shortages and delays in obtaining components, and expects to encounter additional shortages and delays in the future. If the combined company cannot supply products due to a lack of components, or is unable to redesign products with other components in a timely manner, its business will be significantly harmed. Finisar and Optium generally have no long-term contracts with any of their component suppliers or contract manufacturers. As a result, a supplier or contract manufacturer can discontinue supplying components or subassemblies to Finisar or Optium without penalty. If a supplier were to discontinue supplying a key component, the combined company's business may be harmed by the resulting product manufacturing and delivery delays. Finisar and Optium are also subject to potential delays in the development by their suppliers of key components which may affect the ability of the combined company to introduce new products. Similarly, disruptions in the services provided by Finisar's and Optium's contract manufacturers or the transition to other suppliers of these services could lead to supply chain problems or delays in the delivery of its products. These problems or delays could damage the combined company's relationships with its customers and adversely affect the combined company's business.

        Finisar uses rolling forecasts based on anticipated product orders to determine its component and subassembly requirements. Lead times for materials and components that Finisar orders vary significantly and depend on factors such as specific supplier requirements, contract terms and current market demand for particular components. If the combined company overestimates its component requirements, the combined company may have excess inventory, which would increase its costs. If the combined company underestimates its component requirements, it may have inadequate inventory, which could interrupt its manufacturing and delay delivery of its products to its customers. Any of these occurrences would significantly harm the combined company's business.

Finisar and Optium each depend on large purchases from a few significant customers, and any loss, cancellation, reduction or delay in purchases by these customers could harm theirs business.

        A small number of customers have consistently accounted for a significant portion of the revenues of both Finisar and Optium. For example, sales to Finisar's top five customers represented 42% of Finisar's revenues in fiscal 2008. In the fiscal year ended July 28, 2007 and the nine months ended May 3, 2008, Optium generated 72% and 67%, respectively, of its revenues from its four largest end customers. The combined company's success will depend on its continued ability to develop and manage relationships with significant customers. Although Finisar and Optium are attempting to expand their customer bases, they expect that significant customer concentration will continue for the foreseeable future. The combined company may not be able to offset any decline in revenues from its existing major customers with revenues from new customers and its quarterly results may be volatile because it is dependent on large orders from these customers that may be reduced or delayed.

        The markets in which Finisar sells its optical subsystems and components products are dominated by a relatively small number of systems manufacturers, thereby limiting the number of its potential customers. Similarly, Optium's customers depend primarily on a limited number of major carrier customers to purchase their network systems products that incorporate Optium's optical subsystems. Additionally, Optium's customer base is undergoing consolidation, including the recent mergers of Cisco Systems and Scientific-Atlanta, Ericsson and Marconi, Lucent and Alcatel and the network divisions of Nokia and Siemens. The further consolidation of the industry, coupled with potential declining revenues from Optium's major customers, may have a material adverse impact on the combined company's business.

        The dependence of both Finisar and Optium on large orders from a relatively small number of customers makes their relationships with these large customers critically important to their businesses. Finisar and Optium cannot assure you that the combined company will be able to retain its largest customers, that it will be able to attract additional customers or that its customers will be successful in selling their products that incorporate the combined company's products. Finisar has in the past experienced delays and reductions in orders from some of its major customers. In addition, Finisar's customers have in the past sought price concessions from Finisar, and Finisar expects that these customers will continue to do so in the future. Cost reduction measures that Finisar has implemented over the past several years, and additional actions that the combined company may take to reduce costs, may adversely affect its ability to introduce new and improved products which may, in turn, adversely affect the combined company's relationships with some of its key customers. Further, some of Finisar's customers may in the future shift their purchases of products from the combined company to its competitors or to joint ventures between these customers and its competitors. The loss of one or more of the combined company's largest customers, any reduction or delay in sales to these customers, the combined company's inability to successfully develop relationships with additional customers or future price concessions that the combined company may make could significantly harm the combined company's business.

Because Finisar and Optium do not have long-term contracts with their customers, their customers may cease purchasing the combined company's products at any time.

        Typically, Finisar and Optium do not have long-term contracts with their customers. As a result, Finisar's and Optium's agreements with their customers do not provide any assurance of future sales. Accordingly:

  •
  the combined company's customers can stop purchasing its products at any time without penalty;

  •
  the combined company's customers are free to purchase products from its competitors; and

  •
  the combined company's customers are not required to make minimum purchases.

        Sales are typically made pursuant to individual purchase orders, often with extremely short lead times. If the combined company is unable to fulfill these orders in a timely manner, it is likely that it will lose sales and customers. If the combined company's major customers stop purchasing its products for any reason, its business and results of operations would be harmed.

Finisar's and Optium's markets are subject to rapid technological change, and to compete effectively they must continually introduce new products that achieve market acceptance.

        The markets for Finisar's and Optium's products are characterized by rapid technological change, frequent new product introductions, substantial capital investment, changes in customer requirements and evolving industry standards with respect to the protocols used in data communications networks. The combined company's future performance will depend on the successful development, introduction and market acceptance of new and enhanced products that address these changes as well as current and potential customer requirements. For example, the market for optical subsystems is currently characterized by a trend toward the adoption of "pluggable" modules and subsystems that do not require customized interconnections and by the development of more complex and integrated optical subsystems. Finisar and Optium expect that new technologies will emerge as competition and the need for higher and more cost-effective bandwidth increases. The introduction of new and enhanced products may cause the combined company's customers to defer or cancel orders for existing products. In addition, a slowdown in demand for existing products ahead of a new product introduction could result in a write-down in the value of inventory on hand related to existing products. Finisar has in the past experienced a slowdown in demand for existing products and delays in new product development and such delays may occur in the future. To the extent customers defer or cancel orders for existing products due to a slowdown in demand or in the expectation of a new product release or if there is any delay in development or introduction of the combined company's new products or enhancements of its products, its operating results would suffer. The combined company also may not be able to develop the underlying core technologies necessary to create new products and enhancements, or to license these technologies from third parties. Product development delays may result from numerous factors, including:

  •
  changing product specifications and customer requirements;

  •
  unanticipated engineering complexities;

  •
  expense reduction measures Finisar has implemented, and others that Finisar may implement, to conserve its cash and attempt to achieve and sustain profitability;

  •
  difficulties in hiring and retaining necessary technical personnel;

  •
  difficulties in reallocating engineering resources and overcoming resource limitations; and

  •
  changing market or competitive product requirements.

        The development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and highly skilled engineering and development personnel, as well as the accurate anticipation of technological and market trends. Finisar and Optium cannot assure you that the combined company will be able to identify, develop, manufacture, market or support new or enhanced products successfully, if at all, or on a timely basis. Further, they cannot assure you that the combined company's new products will gain market acceptance or that it will be able to respond effectively to product announcements by competitors, technological changes or emerging industry standards. Any failure to respond to technological change would significantly harm the business of the combined company.

Continued competition in Finisar's and Optium's markets may lead to a reduction in prices, revenues and market share.

        The end markets for optical products have experienced significant industry consolidation during the past few years while the industry that supplies these customers has not. As a result, the markets for optical subsystems and components and network performance test systems are highly competitive. The combined company's current competitors include a number of domestic and international companies, many of which have substantially greater financial, technical, marketing and distribution resources and brand name recognition than either Finisar or Optium. The combined company may not be able to compete successfully against either current or future competitors. Companies competing with the combined company may introduce products that are competitively priced, have increased performance or functionality, or incorporate technological advances and may be able to react quicker to changing customer requirements and expectations. There is also the risk that network systems vendors may re-enter the subsystem market and begin to manufacture the optical subsystems incorporated in their network systems. Increased competition could result in significant price erosion, reduced revenue, lower margins or loss of market share, any of which would significantly harm the combined company's business. For optical subsystems, Finisar competes primarily with Avago Technologies, JDS Uniphase, Intel, Onex, Sumitomo, Optium and a number of smaller vendors. For network performance test systems, Finisar competes primarily with Agilent Technologies and LeCroy. Optium's primary competitors in the optical subsystems market include Fujitsu Computer Systems, StrataLight Communications, Opnext, Oplink, Emcore, JDS Uniphase, CoAdna Photonics, Capella Intelligent Subsystems and Finisar. BKtel, EMCORE, Olson Technology and Yagi Antenna are Optium's main competitors with respect to Optium's cable TV products. As these competitors introduce improved products, the combined company will have to do the same to remain competitive.

Decreases in average selling prices of Finisar's and Optium's products may reduce gross margins.

        The market for optical subsystems is characterized by declining average selling prices resulting from factors such as increased competition, overcapacity, the introduction of new products and increased unit volumes as manufacturers continue to deploy network and storage systems. Finisar and Optium each has in the past experienced, and the combined company may in the future experience, substantial period-to-period fluctuations in operating results due to declining average selling prices. Finisar and Optium anticipate that the combined company's average selling prices will decrease in the future in response to product introductions by competitors or the combined company, or by other factors, including price pressures from significant customers. Therefore, in order to achieve and sustain profitable operations, the combined company must continue to develop and introduce on a timely basis new products that incorporate features that can be sold at higher average selling prices. Failure to do so could cause the combined company's revenues and gross margins to decline, which would result in additional operating losses and significantly harm its business.

        The combined company may be unable to reduce the cost of its products sufficiently to enable it to compete with others. Cost reduction efforts may not allow the combined company to keep pace with competitive pricing pressures and could adversely affect the combined company's margins. In order to remain competitive, the combined company will need to continually reduce the cost of manufacturing its products through design and engineering changes. The combined company may not be successful in redesigning its products or delivering its products to market in a timely manner. Finisar and Optium cannot assure you that any redesign will result in sufficient cost reductions to allow the combined company to reduce the price of its products to remain competitive or improve its gross margins.

Finisar's and Optium's customers often evaluate their products for long and variable periods, which causes the timing of their revenues and results of operations to be unpredictable.

        The period of time between Finisar's and Optium's initial contact with a customer and the receipt of an actual purchase order may span a year or more. During this time, customers may perform, or require Finisar or Optium to perform, extensive and lengthy evaluation, customization and testing of their products before purchasing and using the products in their equipment. These products often take substantial time to develop because of their complexity and because customer specifications sometimes change during the development cycle. Customers do not typically share information on the duration or magnitude of these qualification procedures. The length of these qualification processes also may vary substantially by product and customer, and, thus, cause Finisar's and Optium's results of operations to be unpredictable. While potential customers are qualifying products, and before they place an order, Finisar and Optium may incur substantial research and development and sales and marketing expenses and expend significant management effort. Even after incurring such costs Finisar or Optium ultimately may not sell any products to such potential customers. In addition, these qualification processes often make it difficult to obtain new customers, as customers are reluctant to expend the resources necessary to qualify a new supplier if they have one or more existing qualified sources. Once Finisar's or Optium's products have been qualified, the agreements that it enters into with its customers typically contain no minimum purchase commitments. Failure of customers of the combined company to incorporate its products into their systems would significantly harm the combined company's business.

Past and future acquisitions could be difficult to integrate, disrupt Finisar's business, dilute stockholder value and harm its operating results.

        Since October 2000, Finisar has completed the acquisition of ten privately-held companies and certain businesses and assets from six other companies. Since March 2006, Optium has completed the acquisition of two privately-held companies. Finisar and Optium both continue to review opportunities to acquire other businesses, product lines or technologies that would complement their current products, expand the breadth of their markets or enhance their technical capabilities, or that may otherwise offer growth opportunities. Finisar and Optium expect that the combined company will continue this process and from time to time makes proposals and offers, and take other steps, to acquire businesses, products and technologies.

        Several of Finisar's past acquisitions have been material, and acquisitions that the combined company may complete in the future may be material. In 12 of its 16 acquisitions, Finisar issued common stock or notes convertible into common stock as all or a portion of the consideration. The issuance of stock by the combined company in any future transactions would dilute its stockholders' percentage ownership.

        Other risks for the combined company associated with acquiring the operations of other companies include:

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  problems assimilating the purchased operations, technologies or products;

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  unanticipated costs associated with the acquisition;

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  diversion of management's attention from the combined company's core business;

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  adverse effects on existing business relationships with suppliers and customers;

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  risks associated with entering markets in which the combined company has no or limited prior experience; and

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  potential loss of key employees of purchased organizations.

        Not all of Finisar's past acquisitions have been successful. During fiscal 2003, Finisar sold some of the assets acquired in two prior acquisitions, discontinued a product line and closed one of its acquired facilities. As a result of these activities, Finisar incurred significant restructuring charges and charges for the write-down of assets associated with those acquisitions. Finisar and Optium cannot assure you that the combined company will be successful in overcoming problems encountered in connection with future acquisitions, and its inability to do so could significantly harm the combined company's business. In addition, to the extent that the economic benefits associated with any of either Finisar's or Optium's acquisitions diminish in the future, the combined company may be required to record additional write-downs of goodwill, intangible assets or other assets associated with such acquisitions, which would adversely affect the combined company's operating results.

The combined company's future operating results may be subject to volatility as a result of exposure to foreign exchange risks.

        Finisar and Optium are exposed to foreign exchange risks. Foreign currency fluctuations may affect both the combined company's revenues and its costs and expenses, and significantly affect its operating results. Prices for Finisar's and Optium's products are currently denominated in U.S. dollars for sales to its customers throughout the world. If there is a significant devaluation of the currency in a specific country relative to the dollar, the prices of the combined company's products will increase relative to that country's currency, the combined company's products may be less competitive in that country and the combined company's revenues may be adversely affected.

        Although Finisar prices its products in U.S. dollars, portions of both Finisar's cost of revenues and operating expenses are incurred in foreign currencies, principally the Malaysian ringit and the Chinese yuan. Some of the expenses of Optium's Australian and Israeli subsidiaries are incurred in Australian dollars and Israeli shekels. As a result, Finisar and Optium bear the risk that the rate of inflation in one or more countries will exceed the rate of the devaluation of that country's currency in relation to the U.S. dollar, which would increase its costs as expressed in U.S. dollars. To date, neither Finisar nor Option have engaged in currency hedging transactions to decrease the risk of financial exposure from fluctuations in foreign exchange rates. In addition, Optium currently recognizes income in its U.S. operations and losses in its Australian and Israeli operations; the combination of domestic income and foreign losses, in addition to recognition of additional deferred tax assets, could affect the combined company's effective tax rates.

Because of competition for technical personnel, the combined company may not be able to recruit or retain necessary personnel.

        Finisar and Optium believe that the future success of the combined company will depend in large part upon its ability to attract and retain highly skilled managerial, technical, sales and marketing, finance and manufacturing personnel. In particular, the combined company may need to increase the number of technical staff members with experience in high-speed networking applications as it further develops its product lines. Competition for these highly skilled employees in the fiber optics industry is intense. The combined company's inability to attract and retain these qualified employees could significantly harm its business. The loss of the services of qualified employees, the inability to attract or retain qualified personnel in the future or delays in hiring required personnel could hinder the development and introduction of, and negatively impact the combined company's ability to sell its products. In addition, employees may leave and subsequently compete against the combined company. Moreover, companies whose employees accept positions with competitors frequently claim that their competitors have engaged in unfair hiring practices. Finisar has been subject to claims of this type and the combined company may be subject to such claims in the future as it seeks to hire qualified personnel. Some of these claims may result in material litigation. The combined company could incur substantial costs in defending itself against these claims, regardless of their merits.

Failure of the combined company to protect its intellectual property may significantly harm its business.

        Finisar's and Optium's success and ability to compete is dependent in part on their proprietary technologies. Both companies rely on a combination of patent, copyright, trademark and trade secret laws, as well as confidentiality agreements to establish and protect its proprietary rights. Finisar licenses certain of its proprietary technology, including Finisar's digital diagnostics technology, to customers who include current and potential competitors, and Finisar relies largely on provisions of its licensing agreements to protect its intellectual property rights in this technology. Although a number of patents have been issued to Finisar and Optium, they have obtained a number of other patents as a result of its acquisitions, and Finisar has filed applications for additional patents, Finisar and Optium cannot assure you that any patents will issue as a result of pending patent applications or that their issued patents will be upheld. Additionally, significant technology used in Optium's products is not the subject of any patent protection, and Optium may be unable to obtain patent protection on such technology in the future. Any infringement of Finisar's or Optium's proprietary rights could result in significant litigation costs, and any failure to adequately protect its proprietary rights could result in the competitors of the combined company offering similar products, potentially resulting in loss of a competitive advantage and decreased revenues. Despite the efforts of Finisar and Optium to protect their proprietary rights, existing patent, copyright, trademark and trade secret laws afford only limited protection. In addition, the laws of some foreign countries do not protect the companies' proprietary rights to the same extent as do the laws of the United States. Attempts may be made to copy or reverse engineer aspects of Finisar's or Optium's products or to obtain and use information that they regard as proprietary. Accordingly, Finisar and Optium may not be able to prevent misappropriation of their technologies or deter others from developing similar technology. Furthermore, policing the unauthorized use of Finisar's and Optium's products is difficult and expensive. Finisar is currently engaged in pending litigation to enforce certain of its patents, and additional litigation may be necessary in the future to enforce the intellectual property rights of the combined companies or to determine the validity and scope of the proprietary rights of others. In connection with the pending litigation, substantial management time has been, and will continue to be, expended. In addition, Finisar has incurred, and it expects to continue to incur, substantial legal expenses in connection with these pending lawsuits. These costs and this diversion of resources could significantly harm the combined company's business.

Claims that the combined company infringes third-party intellectual property rights could result in significant expenses or restrictions on the combined company's ability to sell its products.

        The networking industry is characterized by the existence of a large number of patents and frequent litigation based on allegations of patent infringement. Finisar has been involved in the past as a defendant in patent infringement lawsuits. Optium is currently defending a patent infringement lawsuit filed by JDS Uniphase Corporation and EMCORE Corporation. From time to time, other parties may assert patent, copyright, trademark and other intellectual property rights to technologies and in various jurisdictions that are important to Finisar's and Optium's business. Any claims asserting that the combined company's products infringe or may infringe proprietary rights of third parties, if determined adversely to the combined company, could significantly harm its business. Any claims, with or without merit, could be time-consuming, result in costly litigation, divert the efforts of the combined company's technical and management personnel, cause product shipment delays or require the combined company to enter into royalty or licensing agreements, any of which could significantly harm its business. Royalty or licensing agreements, if required, may not be available on terms acceptable to the combined company, if at all. In addition, Finisar's and Optium's agreements with its customers typically require Finisar and Optium to indemnify its customers from any expense or liability resulting from claimed infringement of third party intellectual property rights. In the event a claim against the combined company was successful and the combined company could not obtain a license to the relevant technology on acceptable terms or license a substitute technology or redesign its products to avoid infringement, its business would be significantly harmed.

        Numerous patents in Finisar's and Optium's industry are held by others, including academic institutions and competitors. Optical subsystem suppliers may seek to gain a competitive advantage or other third parties may seek an economic return on their intellectual property portfolios by making infringement claims against the combined company. In the future, the combined company may need to obtain license rights to patents or other intellectual property held by others to the extent necessary for its business. Unless the combined company is able to obtain those licenses on commercially reasonable terms, patents or other intellectual property held by others could inhibit its development of new products. Licenses granting the combined company the right to use third party technology may not be available on commercially reasonable terms, if at all. Generally, a license, if granted, would include payments of up-front fees, ongoing royalties or both. These payments or other terms could have a significant adverse impact on the combined company's operating results.

Finisar's and Optium's products may contain defects that may cause them to incur significant costs, divert their attention from product development efforts and result in a loss of customers.

        Finisar's and Optium's products are complex and defects may be found from time to time. Networking products frequently contain undetected software or hardware defects when first introduced or as new versions are released. In addition, Finisar's and Optium's products are often embedded in or deployed in conjunction with their customers' products which incorporate a variety of components produced by third parties. As a result, when problems occur, it may be difficult to identify the source of the problem. These problems may cause the combined company to incur significant damages or warranty and repair costs, divert the attention of the combined company's engineering personnel from its product development efforts and cause significant customer relation problems or loss of customers, all of which would harm the combined company's business.

Finisar's and Optium's stock prices have been volatile and the combined company's stock price is likely to continue to be volatile.

        The trading prices of Finisar's and Optium's common stock has been subject to large fluctuations, and the trading price of the combined company's common stock is likely to continue to be volatile. The combined company's stock price may increase or decrease in response to a number of events and factors, including:

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  trends in the combined company's industry and the markets in which it operates;

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  changes in the market price of the products it sells;

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  changes in financial estimates and recommendations by securities analysts;

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  acquisitions and financings;

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  quarterly variations in the combined company's operating results or the operating results of companies perceived to be similar to the combined company;

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  changes in the combined company's capital structure, such as future issuances of securities or the incurrence of additional debt;

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  litigation involving the combined company, its general industry or both;

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  the stock price performance of other companies that investors in the combined company's common stock may deem comparable; and

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  purchases or sales of blocks of the combined company's common stock.

        Part of this volatility is attributable to the current state of the stock market, in which wide price swings are common. This volatility may adversely affect the prices of the combined company's common stock regardless of the combined company's operating performance. If any of the foregoing occurs, the combined company's stock price could fall and the combined company may be exposed to class action lawsuits that, even if unsuccessful, could be costly to defend and a distraction to management.

Risks Relating to Finisar

        In addition to the risks described above, you should also consider the following risks, which relate more specifically to Finisar. The following risks should be considered together with the information about Finisar's business, financial condition and results of operations provided elsewhere in this joint proxy statement/prospectus. If the merger is completed, these risks will continue to apply to your investment in Finisar.

If Finisar is unsuccessful in pending litigation, its payment obligations under its outstanding convertible subordinated notes could be accelerated.

        The trustee for all of Finisar's outstanding convertible subordinated notes has notified Finisar that, in the opinion of the trustee, Finisar is in default under the indentures governing the respective series of notes as a result of its failure to timely file periodic reports with the SEC. Although neither the trustee nor the holders of any of the notes have declared the unpaid principal, and accrued interest, on any of the notes to be due and payable, the trustee has stated in its notices that it reserves the right to exercise all available remedies, which, if Finisar is in fact in default, would include acceleration of the notes. Finisar does not believe that it was in default under the terms of the indentures on the basis that the plain language of each indenture requires only that Finisar file with the trustee reports that have actually been filed with the SEC and that, since the reports in question had not been filed with the SEC at the time of the trustee's notices, Finisar was under no obligation to file them with the trustee. In anticipation of the assertion by the trustee or the noteholders that "Events of Default" had occurred, and a potential attempt to accelerate payment on one or more series of the notes, Finisar instituted litigation seeking a judicial declaration that Finisar is not in default under the indentures. Finisar has since filed all of its previously delayed periodic reports with the SEC and the trustee. Nevertheless, this litigation remains pending, and should Finisar be unsuccessful in this litigation, the trustee or the noteholders could attempt to accelerate payment on one or more series of the notes. As of April 30, 2008, there was $242.0 million in aggregate principal amount of notes outstanding and an aggregate of approximately $341,000 in accrued interest.

Failure to accurately forecast Finisar's revenues could result in additional charges for obsolete or excess inventories or non-cancelable purchase commitments.

        Finisar bases many of its operating decisions, and enters into purchase commitments, on the basis of anticipated revenue trends which are highly unpredictable. Some of its purchase commitments are not cancelable, and in some cases Finisar is required to recognize a charge representing the amount of material or capital equipment purchased or ordered which exceeds its actual requirements. In the past, Finisar has sometimes experienced significant growth followed by a significant decrease in customer demand such as occurred in fiscal 2001, when revenues increased by 181% followed by a decrease of 22% in fiscal 2002. Based on projected revenue trends during these periods, Finisar acquired inventories and entered into purchase commitments in order to meet anticipated increases in demand for its products which did not materialize. As a result, Finisar recorded significant charges for obsolete and excess inventories and non-cancelable purchase commitments which contributed to substantial operating losses in fiscal 2002. Should revenue in future periods again fall substantially below its expectations, or should Finisar fail again to accurately forecast changes in demand mix, it could be required to record additional charges for obsolete or excess inventories or non-cancelable purchase commitments.

Finisar is dependent on widespread market acceptance of two product families, and its revenues will decline if the market does not continue to accept either of these product families.

        Finisar currently derives substantially all of its revenue from sales of its optical subsystems and components and network performance test systems. Finisar expects that revenue from these products will continue to account for substantially all of its revenue for the foreseeable future. Accordingly, widespread acceptance of these products is critical to Finisar's future success. If the market does not continue to accept either Finisar's optical subsystems and components or Finisar's network performance test systems, Finisar's revenues will decline significantly. Factors that may affect the market acceptance of Finisar's products include the continued growth of the markets for LANs, SANs and MANs and, in particular, Gigabit Ethernet and Fibre Channel-based technologies, as well as the performance, price and total cost of ownership of Finisar's products and the availability, functionality and price of competing products and technologies.

        Many of these factors are beyond Finisar's control. In addition, in order to achieve widespread market acceptance, Finisar must differentiate itself from its competition through product offerings and brand name recognition. Finisar cannot assure you that it will be successful in making this differentiation or achieving widespread acceptance of its products. Failure of Finisar's existing or future products to maintain and achieve widespread levels of market acceptance will significantly impair its revenue growth.

Shifts in Finisar's product mix may result in declines in gross margins.

        Finisar's gross profit margins vary among its product families, and are generally higher on its network performance test systems than on its optical subsystems and components. Finisar's optical products sold for longer distance MAN and telecom applications typically have higher gross margins than its products for shorter distance LAN or SAN applications. Finisar's gross margins are generally lower for newly introduced products and improve as unit volumes increase. Finisar's overall gross margins have fluctuated from period to period as a result of shifts in product mix, the introduction of new products, decreases in average selling prices for older products and Finisar's ability to reduce product costs, and these fluctuations are expected to continue in the future.

Finisar depends on facilities located outside of the United States to manufacture a substantial portion of its products, which subjects Finisar to additional risks.

        In addition to Finisar's principal manufacturing facility in Malaysia, it operates smaller facilities in China and Singapore and relies on two contract manufacturers located in Asia for its supply of key subassemblies. Each of these facilities and manufacturers subjects Finisar to additional risks associated with international manufacturing, including:

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  unexpected changes in regulatory requirements;

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  legal uncertainties regarding liability, tariffs and other trade barriers;

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  inadequate protection of intellectual property in some countries;

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  greater incidence of shipping delays;

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  greater difficulty in overseeing manufacturing operations;

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  greater difficulty in hiring talent needed to oversee manufacturing operations;

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  potential political and economic instability; and

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  the outbreak of infectious diseases such as severe acute respiratory syndrome, or SARS, which could result in travel restrictions or the closure of Finisar's facilities or the facilities of Finisar's customers and suppliers.

        Any of these factors could significantly impair Finisar's ability to source its contract manufacturing requirements internationally.

Finisar's business and future operating results are subject to a wide range of uncertainties arising out of the continuing threat of terrorist attacks and ongoing military actions in the Middle East.

        Like other U.S. companies, Finisar's business and operating results are subject to uncertainties arising out of the continuing threat of terrorist attacks on the United States and ongoing military actions in the Middle East, including the economic consequences of the war in Iraq or additional terrorist activities and associated political instability, and the impact of heightened security concerns on domestic and international travel and commerce. In particular, due to these uncertainties Finisar is subject to:

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  increased risks related to the operations of Finisar's manufacturing facilities in Malaysia;

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  greater risks of disruption in the operations of Finisar's China and Singapore facilities and its Asian contract manufacturers and more frequent instances of shipping delays; and

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  the risk that future tightening of immigration controls may adversely affect the residence status of non-U.S. engineers and other key technical employees in its U.S. facilities or its ability to hire new non-U.S. employees in such facilities.

Finisar has made and may continue to make strategic investments which may not be successful, may result in the loss of all or part of its invested capital and may adversely affect its operating results.

        Through fiscal 2008, Finisar made minority equity investments in early-stage technology companies, totaling approximately $55 million. Finisar's investments in these early stage companies were primarily motivated by its desire to gain early access to new technology. It intends to review additional opportunities to make strategic equity investments in pre-public companies where Finisar believes such investments will provide it with opportunities to gain access to important technologies or otherwise enhance important commercial relationships. Finisar has little or no influence over the early-stage companies in which Finisar has made or may make these strategic, minority equity investments. Each of these investments in pre-public companies involves a high degree of risk. Finisar may not be successful in achieving the financial, technological or commercial advantage upon which any given investment is premised, and failure by the early-stage company to achieve its own business objectives or to raise capital needed on acceptable economic terms could result in a loss of all or part of its invested capital. From fiscal 2003 through fiscal 2006, Finisar wrote off an aggregate of $23.6 million in five investments which became impaired and reclassified $4.2 million of an investment associated with the Infineon acquisition to goodwill as the investment was deemed to have no value. Finisar may be required to write off all or a portion of the $13.3 million in such investments remaining on its balance sheet as of April 30, 2008 in future periods.

Finisar faces risks of regulatory actions and inquiries into its historical stock option grant practices and related accounting, which could require significant management time and attention, and that could have a material adverse effect on Finisar's business, results of operations and financial condition.

        As a result of Finisar's investigation into its historical stock option grant practices and the restatement of its prior financial statements, it may be subject to greater risks associated with litigation, regulatory proceedings and government inquiries and enforcement actions. Finisar has voluntarily informed the SEC of the results of this investigation, and has cooperated with inquiries from the SEC. Finisar is unable to predict what consequences, if any, that any inquiry by any regulatory agency may have on Finisar. Any civil or criminal action commenced against Finisar by a regulatory agency could result in administrative orders against Finisar, the imposition of significant penalties and/or fines against Finisar, and/or the imposition of civil or criminal sanctions against certain of Finisar's officers, directors and/or employees. Any regulatory action could result in the filing of additional restatements of Finisar's prior financial statements or require that it take other actions, and could divert management's attention from other business concerns and harm Finisar's business.

Finisar has been named as a party to derivative action lawsuits, and it may be named in additional litigation, all of which will require significant management time and attention and result in significant legal expenses and may result in an unfavorable outcome which could have a material adverse effect on Finisar's business, financial condition, results of operations and cash flows.

        Finisar has been named as a nominal defendant in several purported shareholder derivative lawsuits concerning the granting of stock options. These cases have been consolidated into two proceedings pending in federal and state courts in California. The plaintiffs in all of these cases have alleged that certain current or former officers and directors of Finisar caused it to grant stock options at less than fair market value, contrary to Finisar's public statements (including statements in Finisar's financial statements), and that, as a result, those officers and directors are liable to Finisar. No specific amount of damages has been alleged and, by the nature of the lawsuits no damages will be alleged, against Finisar. On May 22, 2007, the state court granted Finisar's motion to stay the state court action pending resolution of the consolidated federal court action. On August 28, 2007, Finisar and the individual defendants filed motions to dismiss the complaint which were granted on January 11, 2008. On May 12, 2008, the plaintiffs filed a further amended complaint in the federal court action. On July 1, 2008, Finisar and the individual defendants filed motions to dismiss the amended complaint. Finisar cannot predict whether these actions are likely to result in any material recovery by, or expense to, it. Finisar expects to continue to incur legal fees in responding to these lawsuits, including expenses for the reimbursement of legal fees of present and former officers and directors under indemnification obligations. The expense of defending such litigation may be significant. The amount of time to resolve these and any additional lawsuits is unpredictable and these actions may divert management's attention from the day-to-day operations of Finisar's business, which could adversely affect Finisar's business, results of operations and cash flows.

Finisar is subject to other pending legal proceedings.

        A securities class action lawsuit was filed on November 30, 2001 in the United States District Court for the Southern District of New York, purportedly on behalf of all persons who purchased Finisar's common stock from November 17, 1999 through December 6, 2000. The complaint named as defendants Finisar, certain of Finisar's current and former officers, and an investment banking firm that served as an underwriter for Finisar's initial public offering in November 1999 and a secondary offering in April 2000. The complaint, as subsequently amended, alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(b) of the Securities Exchange Act of 1934. No specific damages are claimed. Similar allegations have been made in lawsuits relating to more than 300 other initial public offerings conducted in 1999 and 2000, which were consolidated for pretrial purposes. In October 2002, all claims against the individual defendants were dismissed without prejudice. On February 19, 2003, the Court denied defendants' motion to dismiss the complaint. In July 2004, it and the individual defendants accepted a settlement proposal made to all of the issuer defendants. Under the terms of the settlement, the plaintiffs would dismiss and release all claims against participating defendants in exchange for a contingent payment guaranty by the insurance companies collectively responsible for insuring the issuers in all related cases, and the assignment or surrender to the plaintiffs of certain claims the issuer defendants may have against the underwriters. Under the guaranty, the insurers would be required to pay the amount, if any, by which $1 billion exceeds the aggregate amount ultimately collected by the plaintiffs from the underwriter defendants in all the cases. If the plaintiffs fail to recover $1 billion and payment is required under the guaranty, Finisar would be responsible to pay its pro rata portion of the shortfall, up to the amount of the self-insured retention under Finisar's insurance policy, which may be up to $2 million. The timing and amount of payments that it could be required to make under the proposed settlement would depend on several factors, principally the timing and amount of any payment that the insurers may be required to make pursuant to the $1 billion guaranty. While the court was considering final approval of the settlement, the Second Circuit Court of Appeals vacated the class certification of plaintiffs' claims against the underwriters in six cases designated as focus or test cases. All proceedings in all of the lawsuits have been stayed. After several months of considering the impact of the Court of Appeals ruling, the parties have officially withdrawn the settlement. There is no assurance that the settlement will be amended or renegotiated and then approved. If the settlement is not amended or renegotiated and subsequently approved by the Court, it intends to defend the lawsuit vigorously. Because of the inherent uncertainty of litigation, however, Finisar cannot predict its outcome. If, as a result of this dispute, Finisar is required to pay significant monetary damages, Finisar's business would be substantially harmed.

Finisar's business and future operating results may be adversely affected by events outside its control.

        Finisar's business and operating results are vulnerable to events outside of its control, such as earthquakes, fire, power loss, telecommunications failures and uncertainties arising out of terrorist attacks in the United States and overseas. Finisar's corporate headquarters and a portion of its manufacturing operations are located in California. California in particular has been vulnerable to natural disasters, such as earthquakes, fires and floods, and other risks which at times have disrupted the local economy and posed physical risks to its property. Finisar is also dependent on communications links with its overseas manufacturing locations and would be significantly harmed if these links were interrupted for any significant length of time. Finisar presently does not have adequate redundant, multiple site capacity if any of these events were to occur, nor can Finisar be certain that the insurance it maintains against these events would be adequate.

The conversion of Finisar's outstanding convertible subordinated notes would result in substantial dilution to its current stockholders.

        Finisar currently has outstanding 2 1/2% convertible senior subordinated notes due 2010 in the principal amount of $100 million, 5 1/4% convertible subordinated notes due 2008 in the principal amount of $92 million, and 2 1/2% convertible subordinated notes due 2010 in the principal amount of $50 million. The 5 1/4% notes are convertible, at the option of the holder, at any time on or prior to maturity into shares of Finisar common stock at a conversion price of $5.52 per share. The $50 million in principal amount of Finisar's 2 1/2% notes are convertible, at the option of the holder, at any time on or prior to maturity into shares of Finisar common stock at a conversion price of $3.705 per share. The $100 million in principal amount of Finisar's 2 1/2% senior notes are convertible at a conversion price of $3.28, with the underlying principal payable in cash, upon the trading price of Finisar's common stock reaching $4.92 for a period of time. An aggregate of approximately 42,000,000 shares of common stock would be issued upon the conversion of all outstanding convertible subordinated notes at these exchange rates, which would significantly dilute the voting power and ownership percentage of its existing stockholders. Finisar has previously entered into privately negotiated transactions with certain holders of its convertible subordinated notes for the repurchase of notes in exchange for a greater number of shares of Finisar common stock than would have been issued had the principal amount of the notes been converted at the original conversion rate specified in the notes, thus resulting in more dilution. Although Finisar does not currently have any plans to enter into similar transactions in the future, if Finisar were to do so there would be additional dilution to the voting power and percentage ownership of Finisar's existing stockholders.

Delaware law, Finisar's charter documents and its stockholder rights plan contain provisions that could discourage or prevent a potential takeover, even if such a transaction would be beneficial to Finisar's stockholders.

        Some provisions of Finisar's certificate of incorporation and bylaws, as well as provisions of Delaware law, may discourage, delay or prevent a merger or acquisition that a stockholder may consider favorable. These include provisions:

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  authorizing the board of directors to issue additional preferred stock;

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  prohibiting cumulative voting in the election of directors;

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  limiting the persons who may call special meetings of stockholders;

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  prohibiting stockholder actions by written consent;

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  creating a classified board of directors pursuant to which Finisar's directors are elected for staggered three-year terms;

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  permitting the board of directors to increase the size of the board and to fill vacancies;

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  requiring a super-majority vote of Finisar's stockholders to amend its bylaws and certain provisions of its certificate of incorporation; and

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  establishing advance notice requirements for nominations for election to the board of directors or for proposing matters that can be acted on by stockholders at stockholder meetings.

        Finisar is subject to the provisions of Section 203 of the Delaware General Corporation Law which limit the right of a corporation to engage in a business combination with a holder of 15% or more of the corporation's outstanding voting securities, or certain affiliated persons.

        In addition, in September 2002, Finisar's board of directors adopted a stockholder rights plan under which its stockholders received one share purchase right for each share of Finisar common stock held by them. Subject to certain exceptions, the rights become exercisable when a person or group (other than certain exempt persons) acquires, or announces its intention to commence a tender or exchange offer upon completion of which such person or group would acquire, 20% or more of Finisar's common stock without prior board approval. Should such an event occur, then, unless the rights are redeemed or have expired, Finisar's stockholders, other than the acquirer, will be entitled to purchase shares of Finisar common stock at a 50% discount from its then-Current Market Price (as defined) or, in the case of certain business combinations, purchase the common stock of the acquirer at a 50% discount.

        Although Finisar believes that these charter and bylaw provisions, provisions of Delaware law and its stockholder rights plan provide an opportunity for the board to assure that Finisar stockholders realize full value for their investment, they could have the effect of delaying or preventing a change of control, even under circumstances that some stockholders may consider beneficial.

Risks Relating to Optium

        In addition to the risks relating to both Finisar and Optium described above, you should also consider the following risks, which relate specifically to Optium. The following risks should be considered together with the information about Optium's business, financial condition and results of operations provided elsewhere in this joint proxy statement/prospectus. If the merger is completed, these risks will continue to apply to your investment in Finisar.

If optical communications networks do not continue to expand as expected, Optium's business will be adversely affected.

        Optium's future success as a manufacturer of optical subsystems ultimately depends on the continued growth of the communications industry and, in particular, the continued expansion of global information networks, particularly those directly or indirectly dependent upon a fiber optics infrastructure. As part of that growth, Optium is relying on increasing demand for voice, video and other data delivered over high-bandwidth network systems as well as commitments by network systems vendors to invest in the expansion of the global information network. As network usage and bandwidth demand increase, so does the need for advanced optical networks to provide the required bandwidth. Without network and bandwidth growth, the need for Optium's optical subsystems, and hence Optium's future growth as a manufacturer of these products, is jeopardized. Currently, while increasing demand for network services and for broadband access, in particular, is apparent, growth is limited by several factors, including, among others, an uncertain regulatory environment, reluctance from content providers to supply video and audio content over the communications infrastructure, and uncertainty regarding long term sustainable business models as multiple industries (cable TV, traditional telecommunications, wireless, satellite, etc.) offer non-complementary and competing content delivery solutions. Ultimately, if long-term expectations for network growth and bandwidth demand are not realized or do not support a sustainable business model, Optium's business would be significantly harmed.

Optium is subject to a number of risks with respect to its Optium Australia ROADM operations.

        Optium's future results of operations will be substantially influenced by the success of its WSS ROADM product line, and Optium is subject to a number of risks and uncertainties in this regard, including the following:

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  In the near term, Optium is expecting that its WSS ROADMs will become key components of next generation network systems demanded by the market. Any delay by network systems vendors in including Optium's WSS ROADMs in their network systems from the expected timetable, or any decision by such vendors not to include Optium's WSS ROADMs in amounts expected, would significantly alter Optium's near term prospects for growth and harm its business and financial condition.

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  Optium is ramping the capacity of the production line for Optium's WSS ROADMs at its Optium Australia facility in New South Wales, Australia to meet expected customer demand. This ramping of capacity will involve significant investment by Optium, for which benefit will not be realized if the expected customer demand is not realized. Any delay in the production line being able to provide commercial volumes in the quantities anticipated would delay and could limit Optium's ability to realize the full benefit of the commercialization of its WSS ROADMs, which would negatively affect Optium's revenues and competitive position. In addition, a failure to achieve manufacturing yields from such production line comparable to the yields obtained at Optium's Horsham, Pennsylvania facility would negatively impact its margins and operating results.

Optium is subject to a number of risks as a result of its Optium Israel operations.

        In May 2007, Optium acquired Kailight Photonics, Inc. of Nes Ziona, Israel, a developer of 40 Gbps transceivers and related technologies. Optium's future results of operations will be substantially influenced by the operations of this new business, and Optium is subject to a number of risks and uncertainties related to this acquisition, including the following:

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  In the near term, Optium expects that its 40 Gbps products will become key components of next generation network systems demanded by the market. Optium acquired Kailight Photonics, in part, based upon this expectation. Any delay by network systems vendors in including Optium's 40 Gbps products in their network systems from the expected timetable, or any decision by such vendors not to include Optium's 40 Gbps products in amounts expected, would significantly alter Optium's near term prospects for growth and harm its business and financial condition.

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  Optium is currently expanding its production line for its 40 Gbps products at Optium's Horsham, Pennsylvania headquarters. This ramping of capacity will involve significant investment by Optium, for which expected benefit will not be realized if expected customer demand is not realized. Any delay in the production line being able to produce commercial volumes in the quantities anticipated would delay Optium's ability to commercialize its 40 Gbps products, which would negatively affect its revenues and competitive position. In addition, a failure to achieve manufacturing yields from such production line comparable to the yields obtained with respect to Optium's 10 Gbps products would negatively impact its margins and operating results.

Optium's success will depend on its ability to quickly adjust to changes in customer demand and lead times.

        Optium's industry is characterized by rapidly shifting demand among various product types and requests for shorter manufacturing lead times as Optium's customers respond to market trends. As a result, forecasts from Optium's customers may not provide Optium with sufficient visibility into the breakdown of long-term demand. If Optium is not able to quickly adjust to shifting demand among various product types or meet the required lead times of its customers, its business could be adversely affected. Further, lower visibility into customer demand could cause Optium's results to materially differ quarter to quarter.

If Optium fails to retain its chief executive officer and other key personnel, or if Optium fails to attract additional qualified personnel, Optium may not be able to achieve its anticipated level of growth and its business could suffer.

        Optium's future depends, in part, on its ability to attract and retain key personnel. Optium's future depends on the continued contributions of its executive officers and other key technical personnel, each of whom would be difficult to replace. In particular, Eitan Gertel, Optium's chief executive officer, president and chairman, is critical to the management of its business and operations, as well as the development of Optium's strategic direction. The loss of services of Mr. Gertel or other executive officers or key personnel or the inability to continue to attract qualified personnel could have a material adverse effect on Optium's business. Competition for highly skilled technical people is extremely intense and Optium continues to face difficulty identifying and hiring qualified personnel in many areas of its business. Optium may not be able to hire and retain such personnel at compensation levels consistent with its existing compensation and salary structure. Many of the companies with which Optium competes for hiring experienced employees have greater resources than it has. In addition, in making employment decisions, particularly in the high-technology industries, job candidates often consider the value of the equity they are to receive in connection with their employment. Therefore, significant volatility in the price of Optium's stock may adversely affect its ability to attract or retain technical personnel. Furthermore, changes to accounting principles generally accepted in the United States relating to the expensing of stock options may discourage Optium from granting the sizes or types of stock awards that job candidates may require to accept Optium's offer of employment.

If Optium fails to manage or anticipate its long-term growth and expansion requirements, its business will suffer.

        In recent years, Optium has experienced significant growth through among other things, internal expansion programs, product development and its acquisition of Engana, now Optium Australia and Kailight, now Optium Israel. Optium currently anticipates continued growth. In connection with this growth, Optium will be required to expand its manufacturing operations, including hiring new personnel, purchasing additional equipment, leasing or purchasing additional facilities and developing the management infrastructure to manage any such expansion. If Optium fails to secure these expansion requirements and /or manage its future growth effectively, in particular during periods of industry uncertainty, its business could suffer.

If carriers that purchase network systems from customers fail to qualify or delay qualifications of any products sold by Optium's customers that contain Optium's products, Optium's business could be harmed.

        The qualification and field testing of customers' network system products by their carrier customers is long and unpredictable. This process is not under Optium's or its customer's control, and as a result timing of Optium's revenues is unpredictable. Any delay in qualification of one of Optium's customers' network systems from what is anticipated could result in the delay or cancellation of orders from customers for subsystems included in the applicable network system, which could harm Optium's results of operations.

Delays, disruptions or quality control problems in manufacturing could result in delays in product shipments to customers and could adversely affect Optium's business.

        Optium may experience delays, disruptions or quality control problems in its manufacturing operations. As a result, Optium could incur additional costs that would adversely affect gross margins, and product shipments to customers could be delayed beyond the shipment schedules requested by such customers, which would negatively affect Optium's revenues, competitive position and reputations.

Optium incurs significant increased costs as a result of operating as a public company, its management is required to devote substantial time to compliance initiatives, and if there are deficiencies in Optium's internal controls over financial reporting or other compliance controls, the market price of Optium's stock could decline and Optium could be subject to sanctions or investigations.

        As a public company, Optium incurs significant legal, accounting and other expenses that it did not previously incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC and the NASDAQ Global Market, have imposed various new requirements on public companies, including requiring changes in corporate governance practices. Optium's management and other personnel devote a substantial amount of time to these new compliance initiatives. Moreover, these rules and regulations increase Optium's legal and financial compliance costs and make some activities more time-consuming and costly.

        In addition, the Sarbanes-Oxley Act requires, among other things, that Optium maintain effective internal control over financial reporting and disclosure controls and procedures. In particular, under current rules, commencing with respect to Optium's fiscal year ending August 2, 2008, Optium must perform system and process evaluation and testing of its internal control over financial reporting to allow management to report on the effectiveness of Optium's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act, or Section 404. Optium's testing, or the subsequent testing by its independent registered public accounting firm, may reveal deficiencies in Optium's internal control over financial reporting that are deemed to be material weaknesses. Optium's compliance with Section 404 will require that it incur substantial accounting expense and expend significant management time on compliance-related issues. Optium will evaluate the need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge. Moreover, if Optium is unable to comply with the requirements of Section 404 in a timely manner, or if its independent registered public accounting firm identifies deficiencies in Optium's internal controls over financial reporting, the market price of Optium's stock could decline and Optium could be subject to sanctions or investigations by the NASDAQ Global Market, the SEC or other regulatory authorities, which would require additional financial and management resources.

Optium will lose sales if it is unable to obtain government authorization to export certain of its products, and Optium would be subject to legal and regulatory consequences if it does not comply with applicable laws and regulations.

        Exports of Optium's products are subject to export controls imposed by the U.S. Government and administered by the U.S. Departments of State and Commerce. In certain instances, these regulations may require pre-shipment authorization from the administering department. For products subject to the Export Administration Regulations, or EAR, administered by the Department of Commerce's Bureau of Industry and Security, the requirement for a license is dependent on the type and end use of the product, the final destination, the identity of the end user and whether a license exception might apply. Virtually all exports of products subject to the International Traffic in Arms Regulations, or ITAR, administered by the Department of State's Directorate of Defense Trade Controls, require a license. Most of Optium's fiber optics products are subject to EAR; certain of Optium's RF over fiber products are currently subject to ITAR.

        Given the current global political climate, obtaining export licenses can be difficult and time-consuming. Failure to obtain export licenses for these shipments could significantly reduce Optium's revenue and could materially adversely affect its business, financial condition and results of operations. Compliance with U.S. Government regulations may also subject Optium to additional fees and costs. The absence of comparable restrictions on competitors in other countries may adversely affect Optium's competitive position.

        During mid-2007, Optium became aware that certain of its analog RF over fiber products may, depending on end use and customization, be subject to the International Traffic in Arms Regulations, or ITAR. Accordingly, Optium filed a detailed voluntary disclosure with the United States Department of State, describing the details of possible inadvertent ITAR violations with respect to the export of a limited number of certain prototype products, and related technical data and defense services. Optium may have also made unauthorized transfers of ITAR-restricted technical data and defense services to foreign persons in the workplace. Optium has provided additional information upon request to the Department of State with respect to this matter. The Department of State encourages voluntary disclosures and generally affords parties mitigating credit under such circumstances. Optium nevertheless could be subject to continued investigation and potential regulatory consequences ranging from a no-action letter, government oversight of facilities and export transactions, monetary penalties, and in extreme cases, debarment from government contracting, denial of export privileges and criminal sanctions.

Business disruptions resulting from international uncertainties could negatively impact Optium's profitability.

        Optium derives, and expects to continue to derive, a significant portion of its revenues from international sales in various markets. In addition, Optium has operations in Sydney, Australia and Nes Ziona, Israel. Optium's international revenue and operations are subject to a number of material risks, including, but not limited to:

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  difficulties in staffing, managing and supporting operations in more than one country;

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  difficulties in enforcing agreements and collecting receivables through foreign legal systems;

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  fewer legal protections for intellectual property;

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  foreign and U.S. taxation issues and international trade barriers;

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  difficulties in obtaining any necessary governmental authorizations for the export of its products to certain foreign jurisdictions;

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  fluctuations in foreign economies;

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  fluctuations in the value of foreign currencies and interest rates;

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  general economic and political conditions in its markets;

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  domestic and international economic or political changes, hostilities and other disruptions in regions where it currently operates or may operate in the future; and

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  different and changing legal and regulatory requirements in the jurisdictions in which it currently operates or may operate in the future.

        Negative developments in any of these areas in one or more countries could result in a reduction in demand for Optium's products, the cancellation or delay of orders already placed, difficulties in producing and delivering products, threats to Optium's intellectual property, difficulty in collecting receivables, and a higher cost of doing business, any of which could negatively impact Optium's business, financial condition or results of operations. Moreover, Optium's sales, including sales to customers outside the United States, are denominated in U.S. dollars, and downward fluctuations in the value of foreign currencies relative to the U.S. dollar may make Optium's products more expensive than other products, which could harm Optium's business.

Optium may be unable to utilize its net operating loss carryforwards to reduce its income taxes.

        As of May 3, 2008, Optium had U.S. net operating loss, or NOL, carryforwards of approximately $20.0 million for federal and $7.3 million for state income tax purposes expiring through its fiscal year ending July 2025. These NOL carryforwards represent an asset to the extent they can be utilized to reduce future cash income tax payments. Utilization of Optium's NOL carryforwards depends on the timing and amount of taxable income earned in the future, which Optium is unable to predict. Optium previously performed an analysis to determine whether an ownership change under Section 382 of the Internal Revenue Code had occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of the U.S. NOL carryforwards attributable to periods before the change. The review determined Optium had no limitations related to the NOL carryforwards at that time.

        Optium has NOLs in the United States, Australia and Israel. Currently, Optium recognizes income in its U.S. operations and losses in its Australian and Israeli operations, and the complexity of the application of the NOLs in consolidation may adversely affect Optium's future effective tax rate.

        In the year ended July 28, 2007, Optium recorded a U.S. deferred tax asset, by removing a valuation allowance, of approximately $13.9 million. This one time recognition positively affected its net income for fiscal year 2007. Optium recognized the U.S. deferred tax asset when it met a "more likely than not" recognition threshold in connection with likely future taxable income realization. In the future, Optium may recognize additional deferred tax assets should its foreign operations meet the "more likely than not" recognition threshold in connection with likely future taxable income realization.

If equity research analysts do not publish research or reports about Optium's business or if they issue unfavorable commentary or downgrade Optium's common stock, the price of Optium's common stock could decline.

        The trading market for Optium's common stock relies in part on the research and reports that equity research analysts publish about Optium and its business. The price of Optium's stock could decline if one or more securities analysts downgrade the stock or if those analysts issue other unfavorable commentary or cease publishing reports about Optium or its business.

A significant portion of Optium's total outstanding shares may be sold into the public market, which could cause the market price of its common stock to drop significantly, even if its business is doing well.

        Sales of a substantial number of shares of Optium's common stock in the public market could occur at any time. These shares are able to be sold, subject to any applicable volume limitations under federal securities laws, at any time. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of Optium's common stock.

        In addition, as of July 1, 2008, there were 48,496 shares subject to outstanding warrants, 2,427,100 shares subject to outstanding options, and 405,875 unvested restricted stock units. Additional shares will be available for issuance under Optium's stock option plans. These shares are eligible for sale in the public market to the extent permitted by any applicable vesting requirements. Moreover, holders who, at the time of Optium's initial public offering, held an aggregate of approximately 17 million shares of its common stock have rights, subject to some conditions, to require Optium to file registration statements covering their shares or to include their shares in registration statements that Optium may file for itself or other stockholders. Optium has also registered all shares of common stock that it may issue under its employee benefit plans. Once Optium registers these shares, they can be freely sold in the public market upon issuance.

Optium's directors, management and entities associated with them exercise significant control over Optium, which will limit stockholders' ability to influence corporate matters.

        Optium's executive officers and directors and entities associated with them, over which one or more of them has voting or dispositive power, collectively beneficially own approximately 39% of Optium's outstanding common stock as of July 1, 2008. As a result, these stockholders, if they act together, will be able to influence Optium's management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. This concentration of ownership may have the effect of delaying or preventing a change in control of Optium, and might negatively affect the market price of Optium's common stock.

Provisions in Optium's certificate of incorporation and by-laws and Delaware law might discourage, delay or prevent a change of control of Optium or changes in Optium's management and, therefore, depress the trading price of Optium's common stock.

        Provisions of Optium's certificate of incorporation and by-laws and Delaware law may discourage, delay or prevent a merger, acquisition or other change in control that stockholders may consider favorable, including transactions in which a stockholder might otherwise receive a premium for such stockholder's shares of Optium's common stock. These provisions may also prevent or frustrate attempts by Optium's stockholders to replace or remove Optium's management. These provisions include:

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  limitations on the removal of directors;

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  a classified board of directors so that not all members of the Optium's board are elected at one time;

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  advance notice requirements for stockholder proposals and director nominations;

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  the inability of stockholders to act by written consent or to call special meetings;

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  the ability of Optium's board of directors to make, alter or repeal its by-laws; and

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  the ability of Optium's board of directors to designate the terms of and issue new series of preferred stock without stockholder approval.

        The affirmative vote of the holders of at least 75% of the shares of capital stock entitled to vote is necessary to amend or repeal the above provisions of Optium's certificate of incorporation. In addition, absent approval of Optium's board of directors, Optium's by-laws may only be amended or repealed by the affirmative vote of the holders of at least 75% of Optium's shares of capital stock entitled to vote.

        In addition, Section 203 of the Delaware General Corporation Law prohibits a publicly-held Delaware corporation from engaging in a business combination with an interested stockholder, generally a person which together with its affiliates owns, or within the last three years has owned, 15% of a company's voting stock, for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner.

        The existence of the foregoing provisions and anti-takeover measures could limit the price that investors might be willing to pay in the future for shares of Optium's common stock. They could also deter potential acquirers of Optium, thereby reducing the likelihood that a stockholder could receive a premium for such stockholder's common stock in an acquisition.

Optium does not currently intend to pay dividends on its common stock and, consequently, a stockholder's ability to achieve a return on such stockholder's investment will depend on appreciation in the price of Optium's common stock.

        Optium has never declared or paid any cash dividends on its common stock and does not currently intend to do so for the foreseeable future. Optium currently intends to invest its future earnings, if any, to fund its growth. Therefore, a stockholder is not likely to receive any dividends on such stockholder's common stock for the foreseeable future.

THE STOCKHOLDERS' MEETINGS

General

        This joint proxy statement/prospectus is being furnished in connection with the solicitation by the board of directors of each of Finisar and Optium of proxies to be used at the Finisar annual meeting of stockholders and the Optium special meeting of stockholders, and at any and all adjournments or postponements of those meetings.

Date, Time and Place of the Stockholders' Meetings

        The stockholders' meetings are scheduled to be held as follows:

For Finisar stockholders:	For Optium stockholders:
August 28, 2008 10:00 a.m., local time	August 28, 2008 11:00 a.m., local time
DLA Piper US LLP	Goodwin Procter LLP
2000 University Avenue	The New York Times Building
East Palo Alto, California 94303	620 Eighth Avenue
New York, New York 10018

Purpose of the Stockholders' Meetings

  Finisar Annual Meeting

        The purpose of the Finisar annual meeting is to consider and vote upon the following proposals:

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  to issue shares of Finisar common stock in connection with the merger of a wholly-owned subsidiary of Finisar with and into Optium Corporation;

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  to elect two Class III directors to hold office for a three-year term and until their respective successors are elected and qualified;

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  to ratify the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009;

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  to adjourn the Finisar annual meeting, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the Optium merger proposal; and

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  to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

  Optium Special Meeting

        The purpose of the Optium special meeting is to consider and vote upon the following proposals:

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  to approve and adopt the merger agreement and approve the merger of Fig Combination Corporation, a wholly-owned subsidiary of Finisar, with and into Optium, with Optium continuing as the surviving corporation;

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  to adjourn the Optium special meeting, if necessary or appropriate, to allow for the solicitation of additional proxies in favor of the Finisar merger proposal; and

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  to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Dates

  Record Date for the Finisar Annual Meeting

        Finisar's board of directors has fixed the close of business on July 9, 2008 as the record date for determination of Finisar stockholders entitled to notice of and to vote at the Finisar annual meeting. On the record date, there were 311,318,448 shares of Finisar common stock outstanding and entitled to vote, held by approximately 395 holders of record.

  Record Date for the Optium Special Meeting

        Optium's board of directors has fixed the close of business on July 9, 2008 as the record date for determination of Optium stockholders entitled to notice of and to vote at the Optium special meeting. On the record date, there were 25,623,874 shares of Optium common stock outstanding, held by approximately 111 holders of record.

Vote Required

        Finisar.    A majority of the shares of Finisar common stock issued and outstanding as of the record date must be represented, either in person or by proxy, to constitute a quorum at the Finisar annual meeting. If a quorum is present, the two nominees for director receiving the highest number of votes will be elected as Class III directors. The affirmative vote of the holders of a majority of the shares of Finisar common stock present or represented by proxy and voting at the annual meeting is required to approve the following proposals:

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  approval of the issuance of shares of Finisar common stock in connection with the merger;

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  ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009; and

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  approval of adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

        The completion of the merger is not conditioned upon the approval of the other proposals by the Finisar stockholders as set forth above, nor are any of the other proposals conditioned upon the approval or completion of the merger.

        Optium.    A majority of the shares of Optium common stock issued and outstanding as of the record date must be represented, either in person or by proxy, to constitute a quorum at the Optium special meeting. The affirmative vote of the holders of a majority of the shares of Optium's common stock issued and outstanding as of the record date is required to approve and adopt the merger agreement and approve the merger. In addition, the affirmative vote of a majority of the shares of Optium common stock present or represented by proxy and voting at the special meeting is required to approve an adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.

Recommendations of the Boards of Directors of Finisar and Optium

        The Finisar board of directors unanimously recommends that you vote FOR the proposal to approve the issuance of shares of Finisar common stock in the merger, FOR the election of each nominee for director named in this proxy statement/prospectus, FOR ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009 and FOR the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal.

        The Optium board of directors unanimously recommends that you vote FOR the proposal to approve and adopt the merger agreement and to approve the merger contemplated thereby and FOR the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies.

Voting of Proxies; Quorum; Abstentions and Broker Non-Votes

        All shares of Finisar common stock represented by properly executed proxies received before or at the Finisar annual meeting and all shares of Optium common stock represented by properly executed proxies received before or at the Optium special meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy card, in the case of Optium stockholders, the shares will be voted FOR approval and adoption of the merger agreement and approval of the merger and, in the case of Finisar stockholders, the shares will be voted FOR approval of the issuance of shares of Finisar common stock in connection with the merger, FOR the election of each nominee for director named in this proxy statement/prospectus, FOR the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009 and FOR the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies in favor of the Optium merger proposal. You are urged to mark the box on the card to indicate how to vote your shares.

        If your shares are held in an account at a brokerage firm or bank, that brokerage firm or bank will not be permitted to vote your shares with respect to any of the proposals related to the merger unless you provide instructions as to how to vote your shares. If an executed proxy card is returned by a broker or bank holding shares which indicates that the broker or bank has not received voting instructions and does not have discretionary authority to vote on the proposals, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted in favor of the proposals. Your broker or bank will vote your shares on those proposals only if you provide instructions on how to vote by following the information provided to you by your broker. Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder. Many banks and brokerage firms have a process for their beneficial owners to provide instructions over the telephone or via the Internet. Your voting form from your broker or bank will contain instructions for voting.

        A properly executed proxy marked abstain, although counted for purposes of determining whether there is a quorum and for purposes of determining the aggregate voting power and number of shares represented and entitled to vote at the Optium meeting, will not be voted. Accordingly, because the affirmative vote of holders of a majority of the shares of Optium common stock issued and outstanding as of the record date is required for approval and adoption of the merger agreement and approval of the merger, a proxy marked abstain, as well as failures to vote and broker non-votes, will have the effect of a vote against the proposal at the Optium special meeting.

        A stockholder may revoke his or her proxy at any time before it is voted by:

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  notifying in writing the Secretary of Finisar at 1389 Moffett Park Drive, Sunnyvale, California 94089, if you are a Finisar stockholder, or the Secretary of Optium at 200 Precision Road, Horsham, Pennsylvania 19044, if you are an Optium stockholder, that you wish to revoke your proxy;

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  granting a subsequently dated proxy; or

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  appearing in person and voting at the Finisar annual meeting or the Optium special meeting if you are a holder of record.

        Attendance at the Finisar annual meeting or the Optium special meeting will not in and of itself constitute revocation of a proxy.

Solicitation of Proxies

        Finisar and Optium will share equally the expenses incurred in connection with the printing and mailing of this joint proxy statement/prospectus. Finisar and Optium will request banks, brokers and other intermediaries holding shares of Finisar or Optium common stock beneficially owned by others to send this joint proxy statement/prospectus to, and obtain proxies from, the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, telegram and other electronic means, advertisements and personal solicitation by the directors, officers or employees of Finisar and Optium. No additional compensation will be paid to directors, officers or employees for such solicitation.

        MacKenzie Partners may solicit proxies on behalf of Finisar at a cost of $7,500 plus reasonable expenses. Finisar will bear its own expenses in connection with the solicitation of proxies for its annual meeting of stockholders.

        D.F. King & Co., Inc., may solicit proxies on behalf of Optium at a cost of $7,500 plus reasonable expenses. Optium will bear its own expenses in connection with the solicitation of proxies for its special meeting of stockholders.

Delivery of Proxy Materials to Households Where Two or More Stockholders Reside

        As permitted by the Exchange Act, only one copy of this joint proxy statement/prospectus is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of the joint proxy statement/prospectus. This is known as householding.

        Each of Finisar and Optium will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement/prospectus to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Finisar Corporation, Attention: Corporate Secretary, 1389 Moffett Park Drive, Sunnyvale, California 94089 or to Optium Corporation, Attention: Corporate Secretary, 200 Precision Road, Horsham, Pennsylvania 19044.

        You should not send in any stock certificates with your proxy card. If you are an Optium stockholder, a transmittal letter with instructions for the exchange of stock certificates will be mailed to you by the Finisar Exchange Agent.

PROPOSAL NO. 1

THE MERGER AND RELATED TRANSACTIONS

        This section describes material aspects of the proposed merger, including the background of and the reasons for the merger. While Finisar and Optium believe that the description covers material aspects of the merger, this summary may not contain all of the information that is important to you. You should read carefully the entire joint proxy statement/prospectus and the other documents referred to herein for a more complete understanding of the merger and the merger agreement. You should also review the other available information referred to in the section entitled "Where You Can Find Additional Information" on page 211.

Background of the Merger

        Strategic combinations have been principal elements of the strategies of both Finisar and Optium. Since October 2000, Finisar has completed the acquisition of ten privately-owned companies and of certain businesses and assets from six other companies. Since March 2006, Optium has completed acquisitions of two privately-owned companies. Both Finisar and Optium believe that the fiber optics industry is ripe for consolidation as industry participants address the challenge of remaining competitive in meeting global customers' needs. Accordingly, as a part of their long-term business strategies, both companies continuously review opportunities for strategic combinations that would complement their product lines or technologies or expand the breadth of their markets.

        Finisar and Optium have been well acquainted with each other for many years and have generally followed the publicly-reported progress of the other company. On July 12, 2007, Jerry S. Rawls, Finisar's Chairman, President and Chief Executive Officer, and Eitan Gertel, Optium's Chairman, President and Chief Executive Officer, spoke by telephone and discussed, generally, the possibility of a strategic combination of Finisar and Optium. Messrs. Rawls and Gertel agreed to arrange a meeting to continue their discussion.

        On July 19, 2007, Finisar and Optium entered into a mutual non-disclosure agreement to permit the exchange of confidential information between the parties.

        On July 23, 2007, Messrs. Rawls and Gertel met in Dallas, Texas and discussed, on a preliminary basis, the potential benefits of a strategic combination of Finisar and Optium.

        On October 16, 2007, Messrs. Rawls and Gertel met in East Palo Alto, California and further discussed, on a preliminary basis, the potential benefits of a strategic combination.

        On November 15, 2007, Messrs. Rawls and Gertel met again in Dallas and renewed their discussions regarding a potential strategic combination. They agreed that a further meeting would be appropriate to explore a possible combination in more depth.

        On November 28, 2007, Finisar's board of directors held its regular quarterly meeting. At the meeting, management reported to the board on the status of several strategic initiatives, including management's exploratory discussions with Optium.

        On December 5, 2007, Optium's board of directors held its regular quarterly meeting. At the meeting, management reported to the board on management's exploratory discussions with Finisar and provided an overview of Finisar. They described Finisar, its products, technologies and pending legal matters involving Finisar and discussed Finisar's historical financial results, analysts' forecasts of its projected financial results and a preliminary overview of a possible strategic combination. After its discussion, the board authorized management to continue its discussions with Finisar.

        On December 19, 2007, Mr. Rawls and Kurt Adzema, Finisar's Vice President, Strategy and Corporate Development, met with Mr. Gertel, Christopher Crespi, a director of Optium, and Christopher E. Brown, Optium's General Counsel and Vice President of Corporate Development, to

continue discussions regarding a possible strategic transaction. They discussed the complementary nature of the companies' product lines, various potential synergies, the two companies' relative financial contributions to a combined company and their preliminary views with regard to the relative ownership of a combined company by the two companies' respective stockholders. They agreed that both companies would further evaluate a potential transaction.

        On December 27, 2007, Optium's board of directors held a telephonic meeting, which was also attended by its senior management and representatives of Goodwin Procter LLP, its outside legal counsel, or Goodwin Procter. During this meeting, Mr. Gertel and Mr. Brown reported to the board of directors regarding the exploratory discussions with Finisar. The Optium board and the other attendees discussed the compatibility of Finisar's business model with that of Optium and the benefits of a potential business combination with Finisar. At the meeting, the board and the other attendees also discussed several other possible strategic combinations.

        During the final week of December 2007 and the first week of January 2008, Messrs. Adzema and Brown continued to have telephone conversations regarding a potential strategic transaction between Finisar and Optium.

        On January 7, 2008, Messrs. Rawls and Gertel spoke again by telephone. They concluded that further discussions regarding a potential combination were not warranted at that time.

        On January 8, 2008, Optium's board of directors held a telephonic meeting, which was also attended by its senior management and representatives of Goodwin Procter. At the meeting, Mr. Gertel reported that he and Mr. Rawls had determined that further discussions regarding a potential combination were not warranted at that time despite the strategic merits of such a transaction.

        Between February 4, 2008 and April 1, 2008, Messrs. Rawls and Gertel spoke again by telephone on four occasions regarding ongoing developments at their respective companies and in the optics industry, generally, and prospects for renewed discussions between the two companies.

        On February 28, 2008, Finisar's board of directors held its regular quarterly meeting, which was also attended by members of Finisar's senior management and a representative of DLA Piper US LLP, its outside legal counsel, or DLA Piper. At the meeting, management reported to the board on the status of discussions with Optium. They described Optium, its products, technologies and customer base and discussed Optium's historical financial results, analysts' forecasts of its projected financial results and a preliminary overview of a possible strategic combination. After its discussion, the board authorized management to continue its discussions with Optium.

        During the first week of April 2008, Mr. Adzema of Finisar and Mr. Brown of Optium had various telephone conversations and correspondence regarding due diligence, financial matters, and the terms of a potential transaction between Finisar and Optium.

        On April 5, 2008, Messrs. Rawls and Adzema of Finisar and Messrs. Gertel and Brown of Optium met in Dallas to renew discussions regarding a possible strategic combination of Finisar and Optium. They again discussed potential synergies, relative ownership of a combined company by the two companies' respective stockholders and the management structure of a combined company.

        On April 8, 2008, Finisar delivered to Optium a preliminary, non-binding term sheet relating to a proposed combination of Finisar and Optium. Between April 8, 2008 and April 14, 2008, Mr. Adzema of Finisar and Mr. Brown of Optium had a number of telephone conversations regarding the proposed term sheet, the structure of the potential transaction and the schedule for proceeding with due diligence activities.

        On April 9, 2008, Finisar's board of directors held a special telephonic meeting principally for the purpose of discussing the status of the potential Optium transaction. Members of Finisar's senior management and a representative of DLA Piper also attended the meeting. Management reported to the board on the strategic rationale for the transaction and the status of discussions with Optium and reviewed financial aspects of a potential transaction. After its discussion, the board authorized management to continue its discussions with Optium.

        On April 9, 2008, Optium's board of directors held a special telephonic meeting, which was also attended by its senior management and representatives of Goodwin Procter. Mr. Gertel provided Optium's board with an update on renewed conversations with Mr. Rawls of Finisar. The board and the other attendees discussed Finisar's proposed terms of a business combination with Optium, under which Optium securityholders would be entitled to approximately 35% of the combined company (subject to certain adjustments). Mr. Gertel discussed the need of companies in the optics industry to meet certain revenue levels, which he believed could be achieved through a combination with Finisar.

        On April 11, 2008, Optium's board of directors held a special telephonic meeting, which was also attended by its senior management and representatives of Goodwin Procter and Morgan Stanley & Co. Incorporated, or Morgan Stanley. Morgan Stanley led the board through a pro forma review of the proposed transaction. Morgan Stanley discussed Finisar's capital structure and its current indebtedness, as well as potential revenue and income estimates. After representatives of Morgan Stanley left the meeting, the board authorized Optium to formally engage Morgan Stanley as its financial advisor with respect to the proposed transaction. Optium's board requested that Morgan Stanley be instructed to provide the board with an analysis of other possible combination partners in the optics industry and further analyze the proposed business combination with Finisar.

        On April 13, 2008, Optium's board of directors held another special telephonic meeting, which was also attended by certain members of its senior management and representatives of Goodwin Procter and Morgan Stanley. Morgan Stanley presented the board with an updated pro forma analysis of the proposed Finisar combination. It also provided an overview of other potential combination partners for Optium in the optics industry and the benefits and downsides of each. Morgan Stanley advised that, based on its analysis at the time and an estimate of potential synergies from Optium management, the proposed transaction with Finisar could create significant synergies for Optium and value for Optium's stockholders. The board authorized Optium's executive officers to engage with Finisar in pursuit of the combination transaction.

        On April 14, 2008, Mr. Adzema of Finisar and Mr. Brown of Optium had several telephone conversations in which they agreed that a combination of the two companies in which the stockholders of Finisar and Optium would own approximately 65% and 35%, respectively, of the combined company was sufficiently attractive to each company to justify in-depth mutual due diligence and the commencement of negotiation of definitive transaction documentation. Mr. Rawls of Finisar and Mr. Gertel of Optium met over dinner at Mr. Rawls' home that evening and confirmed the parties' understanding regarding the relative stock ownership of the combined company, subject to the completion of due diligence and the negotiation of definitive transaction documents.

        On April 15, 2008, Mr. Adzema and Stephen K. Workman, Senior Vice President, Finance, and Chief Financial Officer of Finisar, together with representatives of DLA Piper, held a conference call with Mr. Brown and David Renner, Chief Financial Officer of Optium, and representatives of Goodwin Procter to discuss the process for moving forward with due diligence activities and the negotiation of documentation for the potential transaction. Representatives of Oppenheimer & Co. Inc., or Oppenheimer, Finisar's financial advisor, and Morgan Stanley were also present on the conference call.

        Between April 17, 2008 and April 20, 2008, Finisar, Optium and their respective counsel exchanged and discussed due diligence request lists. Thereafter, each company established and began populating electronic datarooms to facilitate the due diligence review of the other party and its advisors, and throughout the period ending with the execution of the merger agreement on May 15, 2008, the companies and their legal advisors conducted mutual due diligence activities.

        On April 23, 2008, Optium's board of directors held a special telephonic meeting, which was also attended by certain members of its senior management and representatives of Goodwin Procter and Morgan Stanley. Optium management reported that both Finisar and Optium had begun business and legal due diligence with respect to each other's business. Optium management also informed the board that it was engaging KPMG to provide services in a variety of due diligence areas, including Finisar's financial reporting. The board and the other attendees discussed the scheduling and logistics of the due diligence process and other items that would need to be completed prior to entering into a merger agreement with Finisar. It was agreed that Optium representatives would make visits to Finisar's Malaysia and Shanghai facilities as part of the due diligence process. It was also noted that Finisar representatives would be visiting Optium's facilities in Australia and Horsham, Pennsylvania.

        On April 24, 2008, DLA Piper delivered a draft merger agreement to Optium and its legal and financial advisors.

        Between April 24, 2008 and May 15, 2008, Finisar and Optium and their respective legal counsel had a series of telephone conversations and exchanged correspondence and various drafts in connection with the negotiation of the merger agreement, the voting agreements and related documents.

        On April 25, 2008, Allen Conduit, Vice President and General Manager of Optium Australia, and Steven Frisken, Chief Technical Officer of Optium Australia, visited Finisar's Shanghai, China manufacturing facility, and Joseph A. Young, Senior Vice President and General Manager of Finisar's Optics Division accompanied them on a tour of the facility.

        On April 27, 2008, representatives of Finisar management, including Messrs. Rawls, Workman and Adzema, Todd Swanson, Vice President, Marketing, of Finisar's Optics Division, John Drury, Finisar's Vice President and Corporate Controller and Julie Eng, Finisar's Vice President, Transceiver Engineering, met in Chicago with representatives of Optium management, including Messrs. Gertel, Renner and Brown, Mark Colyar, Optium's Senior Vice President of Engineering and Anthony Musto, Optium's Vice President of Sales and Marketing, to discuss each company's business, strategies and financial performance. The parties also discussed the process for ongoing discussions and key issues relating to further due diligence in connection with the possible strategic transaction. Representatives of the parties' legal and financial advisors also attended the meeting.

        On April 28, 2008, Messrs. Conduit and Frisken of Optium visited Finisar's Ipoh, Malaysia manufacturing facility and met with Mr. Young of Finisar.

        Between April 28 and April 30, 2008, Messrs. Workman and Drury of Finisar, together with representatives of BDO Seidman, LLP, accounting advisors to Finisar, met in Philadelphia with Mr. Renner and other members of Optium's finance and accounting staff and representatives of Ernst & Young LLP, or E&Y, Optium's independent registered public accounting firm, and reviewed accounting records of Optium.

        On April 30, 2008, Mr. Young of Finisar and Anders Olsson, formerly Senior Vice President, Engineering, of Finisar's Optics Division and then serving as a consultant to Finisar, visited Optium's manufacturing, research and development and engineering facility in Sydney, Australia and met with Messrs. Conduit and Frisken of Optium.

        On April 30, 2008, Optium's board of directors held a special telephonic meeting, which was also attended by certain members of its senior management and representatives of Goodwin Procter and Morgan Stanley. Mr. Gertel reported on the meetings that had taken place on April 27, 2008. He also reported that the Finisar and Optium site visits had been completed and that potential synergies had been identified. Morgan Stanley then discussed merger premiums in similar transactions, and noted that the proposed premium in the proposed transaction with Finisar would be within the customary range for similar transactions.

        On May 1, 2008, representatives of E&Y, Finisar's independent registered public accounting firm, met with Mr. Renner of Optium, and representatives of the transaction services group of KPMG, LLP, or KPMG, acting as advisors to Optium, in Palo Alto, California, to review Finisar's financial statements. On May 2, 2008, Mr. Drury of Finisar, together with representatives of E&Y, met in Palo Alto, California with Mr. Renner and representatives of KPMG. Messrs. Drury and Renner also met with representatives of Morgan Stanley on May 2, 2008.

        On May 2, 2008, Messrs. Young and Olsson visited Optium's manufacturing, research and development and engineering facility in Horsham, Pennsylvania and met with Mr. Colyar of Optium and Sagie Tsadka, Vice President and General Manager of Optium Israel, Optium's Israeli subsidiary.

        On May 5, 2008, Mr. Musto of Optium and Mr. Swanson of Finisar held a telephonic meeting, in which representatives from Morgan Stanley also participated, to discuss Finisar's and Optium's sales forecasts. Between May 5, 2008 and May 9, 2008, Messrs. Musto and Swanson held a series of additional telephonic meetings to further discuss Finisar's sales forecasts.

        On May 7, 2008, Optium's board of directors held a meeting in its Horsham, Pennsylvania facility, which was also attended by members of its senior management and representatives of Morgan Stanley, KPMG and Goodwin Procter. The meeting was for the purpose of discussing the status of negotiations with Finisar. Representatives of Morgan Stanley discussed the financial aspects of the proposed transaction. KPMG presented its finding regarding tax and other due diligence matters related to the proposed transaction. Optium's general counsel and representatives of Goodwin Procter gave a presentation to the board regarding their legal due diligence findings along with a summary of the key terms of the merger agreement. Based on the discussions at the meeting, the board agreed to continue negotiations with Finisar and reconvene after final due diligence, and the final form of merger agreement, were completed.

        On May 8, 2008, Finisar's board of directors held a special meeting principally for the purpose of discussing the status of negotiations with Optium. Members of Finisar's senior management and representatives of Finisar's legal and financial advisors also attended the meeting. The Finisar board received an update from management on the ongoing discussions. Oppenheimer reviewed and discussed financial aspects of the proposed transaction. Management and a representative of DLA Piper reported on the results of business and legal due diligence to date, key terms of the draft merger agreement and the status of negotiations. Mr. Gertel of Optium joined the meeting and discussed the proposed transaction from Optium's point of view. Based on the discussions at the meeting, the Finisar board authorized Finisar management to continue negotiations with Optium. Following the meeting of the Finisar board, members of the Nominating and Corporate Governance Committee of the board and other Finisar directors met with Mr. Gertel, Morgan Jones and Christopher Crespi, members of the Optium board of directors, in connection with their prospective election to the Finisar board.

        On May 12, 2008, Finisar's board of directors held a special telephonic meeting, which was also attended by members of Finisar's senior management and representatives of DLA Piper. The Finisar board received an update on negotiations with Optium as well as the status of Finisar's ongoing due diligence review.

        On May 13, 2008, Finisar's board of directors held another special telephonic meeting, which was also attended by members of Finisar's senior management and representatives of DLA Piper. The Finisar board received an update on the status of negotiations with Optium.

        On May 15, 2008, Optium's board of directors held a special telephonic meeting. Management reported to the board on its further business due diligence findings. Representatives of Goodwin Procter updated the board on its further legal due diligence findings. Representatives of Goodwin Procter also discussed certain terms of the merger agreement and voting agreements with the board. Morgan Stanley presented the board with its financial analysis of the proposed transaction and rendered its oral opinion, subsequently confirmed in writing, to Optium's board of directors that, as of such date and based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the exchange ratio, pursuant to the merger agreement, was fair from a financial point of view, to the holders of shares of Optium common stock. The Optium board, after considering the due diligence findings, and the merits, risks and benefits of the proposed transaction with Finisar, concluded that the transaction was fair to and in the best interests of Optium's stockholders, and voted to approve the merger agreement and the merger.

        Later on May 15, 2008, Finisar's board of directors held a special telephonic meeting. Management reported to the board on the results of its further business, technical and financial due diligence. A representative of DLA Piper updated the board on the results of its further legal due diligence review, and also reviewed key terms of the draft merger agreement and the voting agreements. Also at the meeting, Oppenheimer reviewed with Finisar's board Oppenheimer's financial analysis of the exchange ratio and rendered to the Finisar board Oppenheimer's oral opinion, which was confirmed by delivery of a written opinion dated May 15, 2008, to the effect that, as of that date and based on and subject to the matters described in the opinion, the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to Finisar. The Finisar board considered and discussed the risks and benefits of the proposed transaction, taking into account the terms of the merger agreement and results of Finisar's business, technical, financial and legal due diligence, concluded that the proposed transaction was fair to and in the best interests of Finisar and its stockholders and approved the merger agreement and the merger.

        On May 15, 2008, following the Finisar board meeting, legal counsel to Finisar and Optium made final revisions to the merger agreement and voting agreements, and representatives of Finisar and Optium executed and delivered the merger agreement.

        On May 16, 2008, prior to the opening of trading on the NASDAQ National Market, Finisar and Optium issued a joint press release announcing the signing of the merger agreement. Thereafter, Finisar and Optium hosted a conference call to discuss the transaction and to accept questions from representatives of the optics industry and the financial community.

Reasons for the Merger

  General

        The boards of directors of Finisar and Optium have each approved the merger agreement, found the merger to be advisable to and in the best interests of its respective company and the company's stockholders, and have each resolved to recommend that the stockholders vote in favor of the Finisar merger proposal or the Optium merger proposal, as the case may be.

        In reaching their separate decisions, each board of directors considered a number of factors. In view of the wide variety of information and factors considered by each board, neither board found it practical to quantify, rank or otherwise assign any relative or specific weights to the factors it considered. In addition, neither board reached any specific conclusion with respect to each of the factors it considered or any aspect of any particular factor. Instead, each board conducted an overall analysis of the factors it considered. In considering those factors, individual members of each board may have given different weight to the various factors. In evaluating the merger, each board of directors consulted with its company's senior management and legal and financial advisors.

        The factors considered by each board were not identical to the factors considered by the other board. However, both boards identified a number of potential material benefits, common to both companies and their respective stockholders, that both boards expect will result from the merger. In addition, both boards identified a number of risks affecting both companies in connection with the merger and other considerations common to both companies. These common benefits, risks and other considerations are described below. The additional specific factors that each board separately considered are also listed below. This section, read as a whole, includes the material factors considered by each board of directors in approving the merger.

  Joint Reasons for the Merger

        Both boards of directors believe that the fiber optics industry is ripe for consolidation as industry participants address the challenges of remaining competitive in meeting global customers' needs. Both boards have concluded that a combination of the two companies to create the world's largest supplier of optical components, modules and subsystems for the communications industry will leverage Finisar's leadership position in the storage and data networking sectors of the industry and Optium's leadership position in the telecommunications and CATV sectors to create a more competitive industry participant better able to meet those challenges.

        In reaching this conclusion, each board took into account the fact that, while the two companies share a number of major customers in the industry, their products are largely complementary rather than duplicative. Both boards believe that combining the businesses of the two companies will:

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  generate new growth opportunities in attractive end markets;

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  broaden core customer relationships with a more extensive product portfolio;

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  enhance global manufacturing flexibility combining low cost/high volume and mass customization expertise; and

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  create unparalleled research and development resources with enhanced ability to innovate and bring new products to market.

        Both boards also took into consideration the facts that the managements of both companies expect the merger to:

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  be accretive to Finisar's non-GAAP (generally accepted accounting principles) earnings on a run-rate basis one year from closing; and

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  result in estimated annualized pre-tax cost synergies totaling approximately $10 to $15 million, with the substantial majority of these synergies expected to be achieved, on a run-rate basis, one year from closing.

        Both boards also believe that the provisions of the merger agreement whereby, at closing, Mr. Rawls will remain as Finisar's executive Chairman, Mr. Gertel will become Finisar's Chief Executive Officer and three of Optium's current directors will join the Finisar board, will create a governance structure for Finisar that will enhance its ability to integrate the combined businesses and realize the potential benefits of the merger.

        In the course of their separate deliberations, each board considered the following additional factors:

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  the prospects of each company on a stand-alone basis, including potential risks and rewards associated with remaining independent;

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  each company's record in innovating and commercializing new products;

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  current financial market conditions and historical market prices, volatility and trading information with respect to each company's common stock;

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  results of the due diligence investigation conducted by each company's management and other representatives;

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  the respective percentage ownership of the combined company on the part of the current stockholders of each company;

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  the fact that the terms of the merger were negotiated on an arms-length basis, with each company being assisted by outside legal counsel;

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  possible alternative means of achieving the anticipated benefits of the merger, including the possibility of a combination with other companies; and

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  the totality of the terms of the merger agreement (including the representations, warranties, covenants and agreements of each company, the closing conditions and the termination provisions) and the voting agreements (including the percentage of each company's outstanding shares that would be committed to supporting the merger and the termination provisions).

        Both boards also recognize the risks inherent in the transaction, including:

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  the risk that the potential benefits of the merger (including the estimated cost and revenue synergies) may not be realized;

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  the risks associated with successfully integrating the products, technologies and organizations of each company;

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  the risks associated with the substantially broader geographic diversity of manufacturing and sales operations that will result, both domestically and internationally, from combining the two businesses;

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  the risk of management and employee disruption associated with the merger, including the risk that despite the efforts of the combined company, key personnel might not remain employed with the combined company;

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  the risk that the merger may not be consummated; and

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  the other risks described in the section of this joint proxy statement/prospectus entitled "Risk Factors."

        Both boards determined that the potential benefits of the merger outweighed the potential risks.

  Finisar's Reasons for the Merger

        Finisar's board of directors considered a number of additional factors in evaluating the merger, including the following:

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  information regarding Optium's business, historical financial performance and condition, cash balances, operating performance, prospects, contractual obligations and management experience;

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  the consideration Finisar will pay in the merger in light of comparable merger transactions;

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  the fact that the proposed issuance of shares of Finisar common stock in connection with the merger must be approved by the Finisar stockholders;

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  the views of Finisar's senior management regarding the integration of Finisar and Optium;

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  the number of shares of Finisar common stock to be issued in the merger and the dilutive effect of such issuance on existing Finisar stockholders; and

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  Oppenheimer's opinion, dated May 15, 2008, to Finisar's board of directors, and Oppenheimer's related financial analysis, as to the fairness, from a financial point of view and as of the date of the opinion, to Finisar of the exchange ratio provided for in the merger agreement, as more fully described below under the caption "Opinion of Finisar's Financial Advisor."

        Finisar's board of directors also considered a number of uncertainties (in addition to the uncertainties listed in the section entitled "—Joint Reasons for the Merger"), including the risk of diverting management resources from other strategic opportunities and operational matters for an extended period of time. For further discussion of these risks, see the section of this joint proxy statement/prospectus entitled "Risk Factors."

  Recommendation of Finisar's Board of Directors

        For the reasons set forth above, Finisar's board of directors unanimously recommends that Finisar stockholders vote "FOR" approval of the issuance of the shares of Finisar common stock in connection with the merger.

  Optium's Reasons for the Merger

        Optium's board of directors considered a number of additional factors in evaluating the merger, including the following:

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  information regarding Finisar's business, historical financial performance and condition, cash balances, operating performance, prospects, contractual obligations and management experience;

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  the fact that the proposed merger must be approved by the Optium stockholders;

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  the views of Optium's senior management regarding the integration of Finisar and Optium;

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  the number of shares of Finisar common stock to be received by the Optium stockholders in connection with the merger;

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  the relative sizes of the termination fees in the event that either party chooses to terminate the merger agreement; and

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  Morgan Stanley's opinion, dated May 15, 2008, to Optium's board of directors, that as of such date and, based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the exchange ratio pursuant to the merger agreement was fair, from a financial point of view, to the holders of shares of Optium common stock. Morgan Stanley's opinion is more fully described below under the caption "Opinion of Optium's Financial Advisor."

        Optium's board of directors also considered a number of uncertainties (in addition to the uncertainties listed in the section entitled "—Joint Reasons for the Merger"), including the risk of diverting management resources from other strategic opportunities and operational matters for an extended period of time. For further discussion of these risks, see the section of this joint proxy statement/prospectus entitled "Risk Factors."

  Recommendation of Optium's Board of Directors

        For the reasons set forth above, Optium's board of directors unanimously recommends that the stockholders of Optium vote "FOR" approval and adoption of the merger agreement and approval of the merger.

Opinion of Finisar's Financial Advisor

        Finisar has engaged Oppenheimer as its financial advisor in connection with the merger. In connection with this engagement, Finisar's board of directors requested that Oppenheimer evaluate the fairness, from a financial point of view, to Finisar of the exchange ratio provided for in the merger agreement. On May 15, 2008, at a meeting of Finisar's board of directors held to evaluate the merger, Oppenheimer rendered to Finisar's board of directors an oral opinion, which was confirmed by delivery of a written opinion dated May 15, 2008, to the effect that, as of that date and based on and subject to the matters described in its opinion, the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to Finisar.

        The full text of Oppenheimer's written opinion, dated May 15, 2008, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached to this joint proxy statement/prospectus as Annex B. Oppenheimer's opinion was provided to Finisar's board of directors for purposes of assisting the board in evaluating the exchange ratio from a financial point of view and does not address any other aspect of the merger. Oppenheimer's opinion does not address the underlying business decision of Finisar to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Finisar or the effect of any other transaction in which Finisar might engage and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the merger. The summary of Oppenheimer's opinion described below is qualified in its entirety by reference to the full text of its opinion.

        In arriving at its opinion, Oppenheimer:

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  reviewed a draft dated May 15, 2008 of the merger agreement;

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  reviewed audited financial statements of Finisar for fiscal years ended April 30, 2006 and April 30, 2007 and unaudited financial statements of Finisar for the nine months ended January 27, 2008;

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  reviewed audited financial statements of Optium for fiscal years ended July 29, 2006 and July 28, 2007 and unaudited financial statements of Optium for the six months ended February 2, 2008;

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  reviewed financial forecasts and estimates relating to Finisar and Optium for fiscal years ending 2008, 2009 and 2010 prepared by the managements of Finisar and Optium;

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  held discussions with the senior managements of Finisar and Optium with respect to the businesses and prospects of Finisar and Optium;

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  reviewed historical market prices of Finisar common stock and Optium common stock;

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  reviewed and analyzed certain publicly available financial data for companies that Oppenheimer deemed relevant in evaluating Finisar and Optium;

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  reviewed and analyzed certain publicly available information for transactions that Oppenheimer deemed relevant in evaluating the merger;

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  reviewed and analyzed the premiums paid, based on publicly available information, in public transactions Oppenheimer deemed relevant in evaluating the merger;

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  reviewed and analyzed the relative contributions of Finisar and Optium to selected operational metrics of the combined company using financial forecasts and estimates prepared by the managements of Finisar and Optium;

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  reviewed certain potential pro forma financial effects of the merger on Finisar based on financial forecasts and estimates relating to Finisar and Optium prepared by the managements of Finisar and Optium;

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  reviewed other public information concerning Finisar and Optium; and

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  performed such other analyses, reviewed such other information and considered such other factors as Oppenheimer deemed appropriate.

        In rendering its opinion, Oppenheimer relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with Oppenheimer by Finisar, Optium and their respective employees, representatives and affiliates or otherwise reviewed by Oppenheimer. Oppenheimer was advised that financial forecasts relating to Finisar and Optium beyond the fiscal year ending 2010 had not been prepared by the managements of Finisar and Optium and, accordingly, Oppenheimer did not undertake an analysis of the future financial performance of Finisar and Optium beyond the fiscal year ending 2010. With respect to the financial forecasts and estimates relating to Finisar and Optium utilized in Oppenheimer's analyses, Oppenheimer was advised, and at the direction of the managements of Finisar and Optium and with Finisar's consent assumed without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the respective managements of Finisar and Optium as to the future financial condition and operating results of Finisar and Optium and that the financial results reflected in such forecasts and estimates would be substantially achieved at the times and in the amounts projected. Oppenheimer relied, at Finisar's direction, without independent verification or investigation, on the assessments of Finisar's management as to (i) the existing and future products, technology and intellectual property of Finisar and Optium and the risks associated with such products, technology and intellectual property and (ii) Finisar's ability to integrate the businesses of Finisar and Optium and to retain key customers and suppliers of Finisar and Optium. Oppenheimer assumed, with Finisar's consent, that the merger would qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Oppenheimer also assumed, with Finisar's consent, that the merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Finisar, Optium or the merger (including the contemplated benefits to Finisar of the merger) in any respect material to Oppenheimer's analyses. In addition, representatives of Finisar advised Oppenheimer, and Oppenheimer therefore assumed, that the final terms of the merger agreement would not vary materially from those set forth in the draft reviewed by Oppenheimer. Oppenheimer neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Finisar or Optium.

        Oppenheimer's opinion relates to the relative values of Finisar and Optium. Oppenheimer did not express any opinion as to the underlying valuation, future performance or long-term viability of Finisar or Optium, the actual value of Finisar common stock when issued or the prices at which Finisar common stock or Optium common stock would trade at any time. Oppenheimer was not requested to, and it did not, participate in the negotiation or structuring of the merger. Oppenheimer expressed no view as to, and its opinion did not address, any terms or other aspects or implications of the merger (other than the exchange ratio to the extent expressly specified in its opinion) or any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including, without limitation, the form or structure of the merger. In addition, Oppenheimer expressed no view as to, and its opinion did not address, the fairness of the amount or nature of, or any other aspect relating to, the compensation to be received by any individual officers, directors or employees of any parties to the merger, or any class of such persons, relative to the exchange ratio. Oppenheimer also expressed no view as to, and its opinion did not address, the underlying business decision of Finisar to effect the merger, the relative merits of the merger as compared to any alternative business strategies that might exist for Finisar or the effect of any other transaction in which Finisar might engage. Oppenheimer's opinion was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by Oppenheimer on the date of its opinion. Although subsequent developments may affect its opinion, Oppenheimer does not have any obligation to update, revise or reaffirm its opinion. Except as described above, Finisar imposed no other instructions or limitations on Oppenheimer with respect to the investigations made or the procedures followed by it in rendering its opinion.

        This summary is not a complete description of Oppenheimer's opinion or the financial analyses performed and factors considered by Oppenheimer in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Oppenheimer arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, Oppenheimer believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Oppenheimer's analyses and opinion.

        In performing its analyses, Oppenheimer considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Finisar and Optium. No company, business or transaction used in the analyses is identical to Finisar, Optium or the merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

        The forecasts and estimates contained in Oppenheimer's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the forecasts and estimates used in, and the results derived from, Oppenheimer's analyses are inherently subject to substantial uncertainty.

        The type and amount of consideration payable in the merger were determined through negotiation between Finisar and Optium, and the decision to enter into the transaction was solely that of Finisar's board of directors. Oppenheimer's opinion and financial presentation were only one of many factors considered by Finisar's board of directors in its evaluation of the merger and should not be viewed as determinative of the views of Finisar's board of directors or management with respect to the merger or the exchange ratio.

        The following is a summary of the material financial analyses reviewed with Finisar's board of directors in connection with Oppenheimer's opinion dated May 15, 2008. The financial analyses summarized below include information presented in tabular format. In order to fully understand Oppenheimer's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Oppenheimer's financial analyses. In performing the financial analyses summarized below, Oppenheimer utilized estimated financial data of Finisar and Optium based on internal estimates of Finisar's management and Optium's management, respectively, as adjusted, in the case of financial data of Finisar and Optium other than revenue, to exclude stock-based compensation, merger-related amortization and other non-recurring items and further adjusted, in the case of Optium, to include reported patent litigation expenses in accordance with Finisar's accounting practices. Oppenheimer also utilized, for purposes of its financial analyses, the estimated market value of Finisar's outstanding convertible notes as set forth in Finisar's public filings and Optium's cash and cash equivalents as adjusted for a change of control payment anticipated by Finisar's management to be triggered as a result of Optium's 2007 acquisition of Kailight Photonics, Inc.

  Selected Companies Analysis

        Oppenheimer performed separate selected companies analyses of Optium and Finisar in which Oppenheimer reviewed financial and stock market information of Optium, Finisar and the following six selected publicly held companies in the optical communications industry, which is the industry in which Optium and Finisar operate:

  •
  Avanex Corporation

  •
  Bookham, Inc.

  •
  EMCORE Corporation

  •
  JDS Uniphase Corporation

  •
  Oplink Communications, Inc.

  •
  Opnext, Inc.

Estimated financial data of the selected companies were based on publicly available research analysts' estimates.

        Optium.    In performing a selected companies analysis of Optium, Oppenheimer reviewed financial and stock market information of the selected companies referred to above and Finisar, referred to as the Optium selected companies. Oppenheimer reviewed, among other things, enterprise values of the Optium selected companies, calculated as fully-diluted market value based on closing stock prices on May 14, 2008, plus straight debt and preferred stock, out-of-the-money convertible securities and minority interests, less cash, cash equivalents and investments in unconsolidated affiliates, as a multiple of calendar years 2008 and 2009 estimated revenue. Oppenheimer also reviewed closing stock prices of the Optium selected companies on May 14, 2008 as a multiple of calendar years 2008 and 2009 estimated earnings per share, referred to as EPS.

        Finisar.    In performing a selected companies analysis of Finisar, Oppenheimer reviewed financial and stock market information of the selected companies referred to above and Optium, referred to as the Finisar selected companies. Oppenheimer reviewed, among other things, enterprise values of the Finisar selected companies, as a multiple of calendar years 2008 and 2009 estimated revenue, and closing stock prices of the Finisar selected companies on May 14, 2008 as a multiple of calendar years 2008 and 2009 estimated EPS.

        Based on implied per share equity reference ranges for Optium and Finisar calculated by applying a range of selected multiples of calendar years 2008 and 2009 estimated revenue and estimated EPS derived from the Optium selected companies and the Finisar selected companies to corresponding data of Optium and Finisar, respectively, this analysis indicated the following implied exchange ratio reference range, as compared to the exchange ratio provided for in the merger agreement:

Implied Exchange Ratio Reference Range	Merger Exchange Ratio
3.2999x – 6.0159x	6.262x

  Selected Precedent Transactions Analysis

        Oppenheimer reviewed the transaction values of the following 10 selected transactions involving companies in the optical communications industry, which is the industry in which Optium operates:

Announcement Date	Acquiror	Target
• 12/18/2007	• EMCORE Corporation	• Intel Corporation (optical telecommunications assets)
• 5/14/2007	• Emerson Electric Co.	• Stratos International, Inc.
• 4/23/2007	• Oplink Communications, Inc.	• Optical Communications Products, Inc.
• 2/27/2007	• JDS Uniphase Corporation	• Picolight, Incorporated
• 1/26/2007	• MRV Communications, Inc.	• Fiberxon, Inc.
• 7/10/2006	• Tessera Technologies, Inc.	• Digital Optics Corporation
• 9/8/2005	• JDS Uniphase Corporation	• Agility Communications, Inc.
• 7/21/2005	• ADC Telecommunications, Inc.	• Fiber Optic Network Solutions Corporation
• 1/25/2005	• Finisar	• Infineon Technologies AG (Fiber Optic Transceiver Business)
• 9/21/2003	• Bookham, Inc.	• New Focus, Inc.

        Oppenheimer reviewed transaction values in the selected transactions, calculated as the equity value implied for the target company based on the consideration payable in the selected transaction, plus straight debt and preferred stock, out-of-the-money convertible securities and minority interests, less cash, cash equivalents and investments in unconsolidated affiliates, as a multiple of latest 12 months revenue and next fiscal year estimated revenue. Financial data for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Based on the implied per share equity reference range for Optium calculated by applying a range of selected multiples of latest 12 months revenue and next fiscal year revenue derived from the selected transactions to Optium's latest 12 months (as of February 2, 2008) revenue and calendar year 2008 estimated revenue, respectively, and on the implied per share equity reference range derived for Finisar from the selected companies analysis described above, this analysis indicated the following implied exchange ratio reference range, as compared to the exchange ratio provided for in the merger agreement:

Implied Exchange Ratio Reference Range	Merger Exchange Ratio
6.8759x – 12.5560x	6.262x

  Premiums Paid Analysis

        Oppenheimer reviewed the premiums paid in 25 selected all-stock merger or exchange offer transactions announced between January 1, 2003 and November 13, 2007 having transaction values of between $100 million and $350 million. Based on the implied per share equity reference range for Optium calculated by applying a range of selected premiums derived from the selected transactions to the closing prices of Optium common stock one trading day, one week and four weeks prior to May 15, 2008 and on the closing price of Finisar common stock on May 14, 2008, this analysis indicated the following implied exchange ratio reference range, as compared to the exchange ratio provided for in the merger agreement:

Implied Exchange Ratio Reference Range	Merger Exchange Ratio
6.2630x – 8.4707x	6.262x

  Contribution Analysis

        Oppenheimer reviewed, for informational purposes, the relative contributions of Finisar and Optium to various financial metrics, including the estimated revenue, estimated gross profit, estimated earnings before interest, taxes, depreciation and amortization, estimated earnings before interest and taxes and estimated net income, of the combined company for the fiscal years ending April 30, 2008, 2009 and 2010. Based on the implied equity ownership percentages of Optium's stockholders in the combined company derived from the relative contributions of Finisar and Optium to such financial metrics after taking into account the relative contributions of Finisar and Optium to the combined company's estimated debt less cash and cash equivalents, this analysis indicated the following implied exchange ratio reference ranges, as compared to the exchange ratio provided for in the merger agreement:

Financial Metrics for:	Implied Exchange Ratio Reference Range	Merger Exchange Ratio
FY 2008	3.2165x – 6.6040x	6.262x
FY 2009	2.8891x – 7.3922x
FY 2010	4.1078x – 8.1588x

  Miscellaneous

        Finisar has agreed to pay Oppenheimer for its financial advisory services with respect to rendering its opinion in connection with the merger an aggregate fee of $500,000, a portion of which was payable upon Oppenheimer's engagement by Finisar and a significant portion of which was payable upon delivery of Oppenheimer's opinion. Finisar also has agreed to reimburse Oppenheimer for its reasonable expenses, including reasonable fees and expenses of its legal counsel, and to indemnify Oppenheimer and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement. In the ordinary course of business, Oppenheimer and its affiliates may actively trade the securities of Finisar and Optium for Oppenheimer's and its affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        The issuance of Oppenheimer's opinion was approved by an authorized committee of Oppenheimer. Finisar selected Oppenheimer as its financial advisor based on Oppenheimer's reputation and experience. Oppenheimer is a nationally recognized investment banking firm and, as a part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

Opinion of Optium's Financial Advisor

        Optium retained Morgan Stanley to act as its financial advisor in connection with the transaction because of its expertise and reputation and because its investment banking professionals have substantial experience in comparable transactions. On May 15, 2008, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, to Optium's board of directors that as of such date and, based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the exchange ratio pursuant to the merger agreement was fair, from a financial point of view, to the holders of shares of Optium common stock.

        The full text of Morgan Stanley's written fairness opinion dated May 15, 2008, is attached as Annex C to this joint proxy statement/prospectus. You should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Morgan Stanley in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Morgan Stanley's opinion is directed to Optium's board of directors and addresses only the fairness from a financial point of view of the exchange ratio pursuant to the merger agreement to the holders of shares of Optium common stock as of the date of the opinion. It does not address any other aspects of the merger and does not constitute a recommendation to any stockholder of Optium or Finisar as to how to vote at the stockholders meetings.

        In arriving at its opinion, Morgan Stanley, among other things:

  •
  reviewed certain publicly available financial statements and other business and financial information of Optium and Finisar, respectively;

  •
  reviewed certain internal financial statements and other financial and operating data concerning Optium and Finisar, respectively;

  •
  reviewed certain financial projections prepared by the managements of Optium and Finisar, respectively;

  •
  reviewed information relating to certain strategic, financial and operational benefits anticipated from the merger, prepared by the managements of Optium and Finisar, respectively;

  •
  discussed the past and current operations and financial condition and the prospects of Optium, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with senior executives of Optium;

  •
  discussed the past and current operations and financial condition and the prospects of Finisar, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with senior executives of Finisar;

  •
  reviewed the pro forma impact of the merger on Finisar's earnings per share, cash flow, consolidated capitalization and financial ratios;

  •
  reviewed the reported prices and trading activity for Optium common stock and Finisar common stock;

  •
  compared the financial performance of Optium and Finisar and the prices and trading activity of Optium common stock and Finisar common stock with that of certain other publicly-traded companies comparable with Optium and Finisar, respectively, and their securities;

  •
  reviewed the financial terms, to the extent publicly available, of certain comparable merger transactions;

  •
  participated in discussions and negotiations among representatives of Optium and Finisar and their financial and legal advisors;

  •
  reviewed the merger agreement and certain related documents; and

  •
  performed such other analyses and considered such other factors as Morgan Stanley deemed appropriate.

        In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by Optium and Finisar, and formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the merger, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of Optium and Finisar of the future financial performance of Optium and Finisar. Morgan Stanley relied upon, without independent verification, the assessment by the managements of Optium and Finisar of: (i) the timing and risks associated with the integration of Optium and Finisar; (ii) their ability to retain key employees of Optium and Finisar, respectively, and (iii) the validity of, and risks associated with, Optium and Finisar's existing and future technologies, intellectual property, products, services and business models. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the merger will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley is not a legal, tax, or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of Finisar and Optium and their legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Optium's officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of Optium common stock in the transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of Optium, nor was it furnished with any such appraisals. Morgan Stanley's opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, the date of the opinion. Events occurring after such date may affect its opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

        In arriving at its opinion, Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Optium, nor did Morgan Stanley negotiate with any parties other than Finisar. Morgan Stanley's opinion did not address the prices at which shares of Finisar common stock would trade following consummation of the merger.

        The following is a summary of the material financial analyses used by Morgan Stanley in connection with providing its opinion to Optium's board of directors. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley's fairness opinion.

        In connection with its analysis, Morgan Stanley calculated the implied consideration to be paid for each share of Finisar common stock by multiplying the merger exchange ratio of 6.262 times the closing price of Finisar common stock of $1.34 as of May 14, 2008 for an implied per share consideration of $8.39.

  Historical Trading and Exchange Ratio Analysis

        Morgan Stanley reviewed the historical trading ranges of Optium and Finisar common stock for various periods ending on May 14, 2008 and the resulting implied exchange ratios to provide it with background and perspective for how each company's stock has historically traded on a standalone basis and relative to each other.

        Morgan Stanley noted that for the 52-week period ending May 14, 2008, the range of intraday prices for Optium common shares was $5.10 to $17.25. Morgan Stanley also noted that the range of intraday prices for Finisar common shares for the same period was $1.06 to $4.21. On a relative basis, Morgan Stanley also observed the following exchange ratios (defined as Optium's closing share price divided by Finisar's closing share price):

Time Period	Exchange Ratio	Implied Premium at Merger Exchange Ratio
May 14, 2008	5.933x	5.5%
30-Day Average	5.634x	11.1%
60-Day Average	5.297x	18.2%
90-Day Average	4.772x	31.2%
Last Twelve Months Ending May 14, 2008:
Average	4.086x	53.2%
Low	1.953x	220.7%
High	6.481x	(3.4%	)

        Morgan Stanley noted that the implied consideration to be paid per share of Optium common stock was $8.39 as of May 14, 2008.

  Comparable Companies Analysis

        Morgan Stanley performed a comparable company analysis for each of Optium and Finisar, which attempted to provide an implied value for Optium and Finisar by comparing them to similar companies. For purposes of its analysis, Morgan Stanley reviewed and compared certain publicly available financial information, ratios and available public market multiples relating to Optium and Finisar to corresponding financial data for selected publicly traded optical components and subsystems companies. Morgan Stanley selected these companies for its comparable company analysis based on its experience with companies in the optical components and subsystems industry and their relative similarity in size and business mix to that of Optium and Finisar, respectively.

  Optium

        The companies included in the Optium comparable companies analysis were:

  •
  Avanex Corporation

  •
  Bookham, Inc.

  •
  Emcore Corporation

  •
  Finisar Corporation

  •
  JDS Uniphase Corporation

  •
  Oplink Communications, Inc.

  •
  Opnext, Inc.

        Morgan Stanley then reviewed both public and internal Optium financial information to compare the financial metrics of these companies to the following Optium metrics:

  •
  enterprise value to 2008 estimated EBITDA, or earnings before interest, taxes, depreciation and amortization, where enterprise value means market equity value as of May 14, 2008 plus the following balance sheet items as of May 14, 2008: short-term debt, current maturities of long-term debt, long-term debt, preferred stock, and junior subordinated notes, less cash; and,

  •
  stock price to 2009 estimated EPS, or earnings per share.

        The following table reflects the results of the analysis and the corresponding multiples for Optium based on representative ranges of EBITDA and EPS estimates for these companies:

	Enterprise Value/ CY2008E EBITDA	Price/CY2009E EPS
Range Derived from Optium Comparables	7.0x – 16.0x	7.0x – 14.0x

        Applying a representative range of multiples derived from the comparable public companies analysis, Morgan Stanley calculated a range of implied equity values per share of Optium with respect to the following Optium metrics:

  •
  enterprise value to 2008 estimated EBITDA; and

  •
  stock price to 2009 estimated EPS.

        Based on this analysis, Morgan Stanley derived a range of implied equity values per share of Optium common stock of $4.27 to $10.58. Morgan Stanley noted that the closing price of Optium common stock on May 14, 2008 was $7.95. Morgan Stanley noted that the implied consideration to be paid per share of Optium common stock was $8.39 as of May 14, 2008.

  Finisar

        The companies included in the Finisar comparable companies analysis were:

  •
  Avanex Corporation

  •
  Bookham, Inc.

  •
  Emcore Corporation

  •
  JDS Uniphase Corporation

  •
  Oplink Communications, Inc.

  •
  Opnext, Inc.

  •
  Optium Corporation

        Morgan Stanley then reviewed both public and internal Finisar financial information to compare financial metrics of these companies to the following Finisar metrics:

  •
  enterprise value to 2008 estimated EBITDA; and

  •
  stock price to 2009 estimated EPS.

        The following table reflects the results of the analysis and the corresponding multiples for Finisar based on representative ranges of EBITDA and EPS estimates for these companies:

	Enterprise Value/ CY2008E EBITDA	Price/CY2009E EPS
Range Derived from Finisar Comparables	7.0x – 16.0x	7.0x – 14.0x

        Applying a representative range of multiples derived from the comparable public companies analysis, Morgan Stanley calculated a range of implied equity values per share of Finisar with respect to the following Finisar metrics:

  •
  enterprise value to 2008 estimated EBITDA; and

  •
  stock price to 2009 estimated EPS.

        Based on this analysis, Morgan Stanley derived a range of implied equity values per share of Finisar common stock of $0.85 to $3.07. Morgan Stanley noted that the closing price of Finisar common stock on May 14, 2008 was $1.34.

        No company utilized in the comparable company analysis is identical to Optium or Finisar. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Optium and Finisar, such as the impact of competition on the businesses of Optium and Finisar, respectively, and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Optium and Finisar or the industry or in the financial markets in general.

        Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.

  Discounted Cash Flow Analysis

        As part of its analysis, and in order to estimate the present value of Optium's and Finisar's common stock, respectively, Morgan Stanley performed an illustrative discounted cash flow analysis for each company using both equity research analyst projections (the "Wall Street Projections") and guidance provided by the managements of both Optium and Finisar (the "Management Projections").

        Morgan Stanley calculated net present values of free cash flows for Optium and Finisar for the April fiscal years 2009 through 2013 and calculated terminal values in the year 2013 based on a perpetual growth rate range of 3.0% to 5.0%. These values were discounted at a discount rate ranging from 14.0% to 16.0%. For the Wall Street Projections, these analyses resulted in a range of implied present values of $6.72 to $8.93 per share for Optium, and $1.05 to $1.53 per share for Finisar. For the Management Projections, these analyses resulted in a range of implied present values of $7.78 to $10.40 per share for Optium, and $1.26 to $1.80 per share for Finisar.

        Morgan Stanley noted that the closing price of Optium common stock on May 14, 2008 was $7.95 and that the implied consideration to be paid per share of Optium common stock as of May 14, 2008 was $8.39.

  Precedent Transactions Analysis

        Morgan Stanley also performed an analysis of selected precedent transactions, which attempted to provide an implied value for Optium by comparing it to other companies involved in business combinations. Using publicly available information, Morgan Stanley considered a set of announced or completed transactions, including negotiated mergers with shared control that involved a company based in North America across all industry sectors since May 1998 ("Shared Control Transactions").

        Morgan Stanley compared certain market statistics of the selected precedent transactions. Based on an assessment of the Shared Control Transactions, Morgan Stanley applied a premium to the unaffected exchange ratio for such transactions ranging from 0% to 15%. Based on the analysis of the Shared Control Transactions, Morgan Stanley calculated implied exchange ratios ranging from 5.93x to 6.82x.

        Morgan Stanley noted that the merger exchange ratio for the transaction was 6.262x as of May 14, 2008.

        No company or transaction utilized as a comparison in the analysis of selected precedent transactions is identical to Optium and Finisar or the merger in business mix, timing and size. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Optium and Finisar and other factors that would affect the value of the companies to which it is being compared. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, global business, economic, market and financial conditions and other matters, many of which are beyond the control of Optium and Finisar, such as the impact of competition on Optium, Finisar and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of Optium, Finisar or the industry or the financial markets in general. Mathematical analysis (such as determining the mean or median) is not, in itself, a meaningful method of using precedent transactions data.

  Pro Forma Transaction Analysis

        Using the Wall Street and Management Projections, and taking into account certain management estimates of economic benefits created by the merger provided to Morgan Stanley by the managements of Optium and Finisar, respectively, Morgan Stanley reviewed the pro forma impact of the merger on Optium's and Finisar's estimated non-GAAP EPS for the April fiscal years 2009 through 2010.

        The pro forma impact on non-GAAP EPS was found to be accretive to Optium from April fiscal years 2009 and 2010. Taking into account certain management estimates of economic benefits created by the merger, the pro forma impact on EPS per share was found to be accretive for April fiscal years 2009 and 2010 to Finisar.

  Contribution Analysis

        Morgan Stanley also performed a contribution analysis which reviewed the pro forma contribution of each of Optium and Finisar to the combined entity and implied contributions based on other financial metrics. Morgan Stanley reviewed the pro forma effect of the merger and computed the implied contribution of Optium and Finisar for the April fiscal years 2008 through 2010. Such results included revenue, non-GAAP earnings before interest and taxes, or EBIT, and non-GAAP net income. Morgan Stanley performed this analysis using the Wall Street Projections and the Management Projections, excluding certain non-GAAP line items to ensure consistency in calculation methodology. For the implied contribution resulting from revenue and non-GAAP EBIT Morgan Stanley also adjusted the implied contribution percentages by (i) each companies' current net debt outstanding as of May 14, 2008 and (ii) the present value of the benefit from net operating loss carry-forwards for each of Optium and Finisar.

        The computation showed, among other things, that based on Wall Street Projections, Optium's implied contribution based on April fiscal years 2008 through 2010 projected revenue was 34%, 37% and 40% for each year, respectively; based on April fiscal years 2008 through 2010 projected non-GAAP EBIT, Optium's implied contribution was 18%, 33% and 38% for each year, respectively; and based on April fiscal years 2008 through 2010 projected non-GAAP net income, Optium's implied contribution was 21%, 28% and 30% for each year, respectively.

        The computation showed, among other things, that based on Management Projections, Optium's implied contribution based on April fiscal years 2008 through 2010 projected revenue was 34%, 37% and 40% for each year, respectively; based on April fiscal years 2009 through 2010 projected non-GAAP EBIT, Optium's implied contribution was 28% and 38% for each year (Optium had negative non-GAAP EBIT in April fiscal year 2008), respectively; and based on April fiscal years 2008 through 2010 projected non-GAAP net income, Optium's implied contribution was 8%, 24% and 30% for each year, respectively.

        Morgan Stanley noted that the 6.262x exchange ratio of Finisar common shares to Optium common shares would result in pro forma ownership of the combined company for holders of Optium common stock equal to approximately 35.0%.

  Equity Research Price Target Analysis

        Morgan Stanley reviewed the price targets estimated by selected equity research analysts of Optium and Finisar common stock available as of May 14, 2008. Morgan Stanley noted that the range of price targets for Optium common shares was $8.00 to $14.00 and $1.65 to $4.00 for Finisar common shares. To account for the forward-looking nature of the price targets, Morgan Stanley calculated a range of present value price targets for both Optium and Finisar shares by discounting the range of price targets by 15%. Based on this analysis, the range of present value price targets for Optium common shares was $6.96 to $12.17 and the range of present value price targets for Finisar common shares was $1.43 to $3.48.

        Morgan Stanley noted that Optium's closing share price was $7.95 on May 14, 2008, Finisar's closing share price was $1.34, and the implied consideration per share of Optium common stock as of May 14, 2008 was $8.39.

  Miscellaneous

        In connection with the review of the merger by Optium's board of directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Optium or Finisar. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of Optium. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the exchange ratio pursuant to the merger agreement from a financial point of view to the holders of shares of Optium common stock and in connection with the delivery of its opinion to Optium's board of directors. These analyses do not purport to be appraisals or to reflect the prices at which shares of common shares of Optium or Finisar might actually trade.

        The exchange ratio was determined through arm's-length negotiations between Optium and Finisar and was approved by Optium's board of directors. Morgan Stanley provided advice to Optium during these negotiations. Morgan Stanley did not, however, recommend any specific merger consideration to Optium or that any specific exchange ratio constituted the only appropriate exchange ratio for the merger.

        Morgan Stanley's opinion and its presentation to Optium's board of directors was one of many factors taken into consideration by the Optium's board of directors in deciding to approve, adopt and authorize the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of Optium's board of directors with respect to the exchange ratio or of whether Optium's board of directors would have been willing to agree to a different exchange ratio. Morgan Stanley's opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.

        Morgan Stanley is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of Morgan Stanley's securities underwriting, trading, brokerage, foreign exchange, commodities and derivatives trading, prime brokerage, investment management, financing and financial advisory activities, Morgan Stanley or its affiliates may at any time hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for its own account or the accounts of customers, in debt or equity securities or loans of Finisar, Optium or any other company or any currency or commodity that may be involved in this transaction or any related derivative instrument. In the two years prior to the date of its opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for Optium, and have received fees for the rendering of these services.

        As compensation for its services in connection with the merger, Optium has agreed to pay Morgan Stanley a fee of approximately $3.4 million, all of which will be paid only upon completion of the merger. Optium has also agreed to reimburse Morgan Stanley for certain expenses incurred by Morgan Stanley, and to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley's engagement.

Interests of Certain Persons in the Merger

        In considering the recommendation of Optium's board of directors with respect to the adoption and approval of the merger agreement and approval of the merger, Optium stockholders should be aware that certain members of the management of Optium and the Optium board of directors have interests in the merger that are different from, or in addition to, the interests of Optium stockholders generally. As a result, Optium directors and officers could be more likely to vote their shares of Optium common stock in favor of the proposal to approve and adopt the merger agreement and approve the merger than if they did not have these interests. Optium's board of directors was aware of these interests and considered the following matters, among others, in approving the merger agreement and the merger.

  Acceleration of Equity Vesting for Optium Directors and Executive Officers

        As of July 1, 2008, directors and executive officers of Optium (and their respective affiliates) beneficially owned an aggregate of approximately 10,092,893 shares of Optium common stock, including shares issuable upon exercise of options to purchase Optium common stock and restricted stock units that will vest and will be settled for shares of Optium common stock upon the closing of the merger. Upon completion of the merger, it is anticipated that the former directors and executive officers of Optium (and their respective affiliates), collectively, will beneficially own approximately 13% of the outstanding shares of Finisar common stock.

        As of July 1, 2008, directors (other than non-employee directors) and executive officers of Optium held outstanding stock options to purchase an aggregate of approximately 1,363,210 shares of Optium common stock. All such options that remain outstanding at the effective time of the merger will be assumed by Finisar in accordance with the merger agreement. You should review the discussion in the section entitled "The Merger Agreement and Voting Agreements—Optium Stock Options" beginning on page 90 for a more detailed description of the assumption of Optium stock options.

        As of July 1, 2008, options to purchase an aggregate of approximately 70,834 shares of Optium common stock were held by Optium's non-employee directors under Optium's 2006 Stock Option and Incentive Plan. Under this plan, all of the unvested options held by non-employee directors will vest in full and become exercisable immediately prior to the merger.

        Under a stock option agreement for 104,167 shares of Optium common stock entered into by Optium and Mr. Gertel, the vesting of such options will be accelerated 100% upon the effective date of the merger.

        Under certain deferred stock award agreements, the vesting of restricted stock unit awards held by Optium executive officers will accelerate in full upon completion of the merger with Finisar. Under other deferred stock award agreements and under stock option agreements entered into under Optium's 2006 Stock Option and Incentive Plan, the vesting of RSU awards or stock options, as the case may be, held by Optium executive officers will accelerate in part if such officer is terminated without cause or resigns for good reason within one year of the merger with Finisar.

        Assuming such individuals continue in Optium's service through the closing of the merger and no additional options are granted to them after July 1, 2008 and prior to the closing date, the executive officers and non-employee directors of Optium will hold the following number of option shares and unvested RSU awards as of July 1, 2008:

	Total Options Held	Vested & Exercisable Options	Unvested Options	Unvested Restricted Stock Units Held
Executive Officers:
Eitan Gertel	646,625	476,607	170,018	79,662
Christopher Brown	121,334	55,976	65,358	23,860
Mark Colyar	233,584	164,021	69,563	27,368
Anthony Musto	186,500	124,697	61,803	23,363
David Renner	175,167	115,429	59,738	22,041
Non-Employee Directors:
James Barbookles	16,667	9,723	6,944	1,920
Joseph Chinnici	0	0	0	4,802
Christopher Crespi	33,333	24,286	9,047	1,920
Kerry DeHority	20,834	14,937	5,897	1,920
Steven Foster	0	0	0	0
Russell Johnson	0	0	0	3,396
Morgan Jones	0	0	0	0

        Under employment agreements entered into by Optium and each of David Renner, Mark Colyar, Christopher Brown and Anthony Musto, if such employee is terminated without cause, Optium will be obligated to pay such employee one year severance (which in all cases includes base salary, bonus as calculated in the agreement and accrued paid time off), and if such employee resigns for good reason within one year of the merger with Finisar, Optium will be obligated to pay such employee one year severance. In addition, these individuals will be eligible, along with all other Optium stockholders and option holders, to exchange their shares of Optium common stock for shares of Finisar common stock and have their options assumed by Finisar under the terms of the merger agreement.

  Appointment of Eitan Gertel as Chief Executive Officer of Finisar

        The merger agreement provides that Finisar's board of directors will take such action as is necessary to confirm the appointment of Eitan Gertel, Optium's President and Chief Executive Officer to the office of Chief Executive Officer of Finisar as of the effective time of the merger. Jerry S. Rawls, Finisar's current Chairman of the Board, President and Chief Executive Officer, will continue to serve as executive Chairman of the Board of Finisar following the merger.

  Appointment of Optium Directors to the Finisar Board

        The merger agreement provides that Finisar will elect three directors of Optium to Finisar's board of directors, effective immediately after the effective time of the merger. Morgan Jones, Christopher Crespi and Eitan Gertel have been designated as the Optium directors who will be elected to Finisar's board as Class I, Class II and Class III directors of Finisar, respectively. Finisar's board of directors has taken such action as is necessary to appoint such persons as directors of Finisar effective immediately after the effective time of the merger, subject to such person's ability and willingness to serve at such time.

  Potential Adjustment of Executive Compensation

        Following the merger, management of the combined company, and the Finisar board of directors, will undertake a review of the compensation structure of the combined company, including compensation of management. This review could result in adjustments to the cash and equity compensation of some or all of the current executive officers of Optium and Finisar.

  Indemnification Agreements

        The merger agreement provides that Finisar will obtain, prior to the closing of the merger, and maintain for at least six years after the effective time of the merger, directors' and officers' liability insurance policies on substantially the same terms and conditions as Optium's current insurance policies with respect to events occurring prior to the effective time of the merger. If, however, comparable coverage is unavailable for an aggregate premium of less than 225% of the aggregate annual premiums currently paid by Optium for such insurance, then Finisar will only be required to obtain such lesser coverage as may be obtained for such amount.

Material U.S. Federal Income Tax Considerations

        The following discussion summarizes the opinions of Goodwin Procter LLP, counsel to Optium, and DLA Piper US LLP, counsel to Finisar, set forth in Exhibits 8.2 and 8.1, respectively, to the registration statement of which this joint proxy statement/prospectus is a part, with respect to the material United States federal income tax consequences of the merger applicable to a holder of shares of Optium common stock. This discussion is based upon the Internal Revenue Code of 1986, as amended, referred to herein as the Code, Treasury Regulations, judicial authorities and published positions of the Internal Revenue Service, referred to herein as the IRS, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect).

        This discussion is limited to Optium stockholders that hold shares of Optium common stock, and that after the merger will hold shares of Finisar common stock as capital assets for United States federal income tax purposes (generally, assets held for investment). In addition, this discussion does not address all of the tax consequences that may be relevant to a particular holder of Optium common stock or to holders of Optium common stock that are subject to special treatment under United States federal income tax laws, such as certain former citizens or residents of the United States, entities treated as partnerships, S corporations or other flow-through entities for United States federal income tax purposes, dealers or traders in securities, financial institutions, tax-exempt organizations, insurance companies, persons who acquired their shares of Optium common stock pursuant to the exercise of stock options or similar derivative securities, through a tax-qualified retirement plan or otherwise as compensation, "United States persons" (as defined below) whose functional currency is not the United States dollar, persons deemed to sell their Optium common stock under the constructive sale provisions of the Code and persons who acquired Optium common stock as part of a hedge, straddle, conversion or other risk reduction or constructive sale transaction. In addition, this summary does not address the tax consequences of the merger to holders of stock options or warrants to acquire Optium common stock, including the assumption by Finisar of outstanding options and warrants to acquire Optium common stock.

        This discussion does not address the tax consequences of the merger under any state, local, foreign or other tax laws or any U.S. federal estate, gift, or alternative minimum tax considerations. Finisar has not requested, and does not plan to request, any rulings from the IRS concerning the merger, and the statements in this registration statement are not binding on the IRS or any court.

        This discussion is also limited to United States persons who hold Optium common stock and receive Finisar common stock in exchange therefor in the merger. For purposes of this discussion, the term "United States person" means:

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  an individual citizen or resident of the United States;

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  a corporation (or an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  an estate, the income of which is subject to United States federal income tax regardless of its source; or

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  a trust that (x) is subject to the supervision of a court within the United States and the control of one or more United States persons or (y) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

        If a partnership, S corporation or other entity treated as a flow-through entity for United States federal income tax purposes holds Optium common stock, the tax treatment of a United States person who is a partner, shareholder, member or other persons holding an interest in a such flow-through entity generally will depend upon the status of such person and the activities of the entity. Persons holding an interest in a flow-through entity holding Optium common stock should consult with their tax advisors.

        Optium stockholders should consult their own tax advisors as to the United States federal income tax consequences of the merger, as well as the effects of state, local, foreign and other tax laws, in light of their own particular circumstances.

        Tax Consequences of the Merger Generally.    Finisar and Optium have structured the merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code and to be tax-free to both Finisar and Optium. Completion of the merger is conditioned upon the receipt of a written closing tax opinion from Goodwin Procter LLP, counsel to Optium, in form and substance reasonably satisfactory to Optium and Finisar, to the effect that the merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code; provided that if Goodwin Procter LLP fails to render such opinion, the foregoing condition nevertheless will be satisfied if DLA Piper US LLP, counsel to Finisar, renders such opinion to Finisar, in form and substance reasonably satisfactory to Optium. The closing tax opinion will be conditioned on customary representation letters from Finisar and Sub, on the one hand, and Optium on the other hand, in form and substance reasonably satisfactory to such counsel. The closing tax opinion is not, however, binding on the IRS. In the event that the representations or assumptions underlying the closing tax opinion are incorrect and the ultimate facts do not support reorganization treatment, the closing tax opinion cannot be relied upon.

        Optium does not intend to waive the closing condition relating to its receipt of the closing tax opinion from one of Goodwin Procter LLP and DLA Piper US LLP. If Optium were to waive this condition, revised proxy materials would be circulated describing the tax consequences of the merger, and a new vote of Optium stockholders would be held.

        Tax Consequences to Optium Stockholders.    The material federal income tax consequences of the merger to a United States person who is a holder of Optium common stock will be as follows:

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  You will not recognize gain or loss on the exchange of your Optium common stock for Finisar common stock in the merger, except that gain or loss will be recognized on the receipt of cash in lieu of a fractional share of Finisar common stock.

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  You will have an aggregate tax basis in the Finisar common stock received in the merger (including any fractional share interest you are deemed to receive and exchange for cash) equal to the aggregate tax basis in the Optium common stock surrendered in the merger.

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  Your holding period for the shares of Finisar common stock you receive in the merger will include your holding period for the shares of Optium common stock that you surrender in the exchange.

        If you acquired different blocks of Optium common stock at different times and at different prices, your tax basis and your holding period in your shares of Finisar common stock may be determined with reference to each block of Optium common stock. For this purpose, a "block" consists of shares acquired at the same cost in a single transaction.

        Receipt of Cash in Lieu of a Fractional Share.    If you receive cash in lieu of a fractional share of Finisar common stock, you generally will be treated as having received such fractional share pursuant to the merger and then as having received cash in exchange for such fractional share. Gain or loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the tax basis allocated to such fractional share. Such gain or loss generally will be long-term capital gain or loss if, as of the effective date of the merger, the holding period for the fractional share (including the holding period for the share(s) of Optium common stock surrendered therefor) is greater than one year.

        Backup Withholding and Information Reporting/Recordkeeping.    If you are a non-corporate holder of Optium common stock, you may be subject to information reporting and backup withholding at a rate of 28% on any cash payments received in lieu of a fractional share of Finisar common stock. You will not be subject to backup withholding, however, if you furnish your taxpayer identification number on IRS Form W-9 (or other appropriate withholding form) and certify under penalty of perjury that such number is correct and you are not subject to backup withholding, or if you are otherwise exempt from withholding. Any amounts withheld under the backup withholding rules are not additional tax and will be allowed as a refund or credit against your United States federal income tax liability, provided that the required information is timely furnished by you to the Internal Revenue Service.

        If you are a "significant holder" of Optium common stock, you must file a statement with your federal income tax return setting forth certain information pertaining to the merger, including the cost or other tax basis of your Optium common stock surrendered, and the fair market value of the Finisar common stock and amount of cash in lieu of a fractional share received, in the merger. You are a "significant holder" if you own at least five percent (by vote or value) of the total outstanding stock of Optium, or you own securities in Optium with a basis of $1,000,000 or more. In addition, all Optium stockholders must retain permanent records of such information pertaining to the merger.

        The preceding discussion is a summary of the material United States federal income tax consequences of the merger and does not purport to be a complete analysis or discussion of all potential tax effects relevant thereto. Optium stockholders are urged to consult their own tax advisors as to the United States federal income tax consequences to them of the merger, including tax return reporting requirements, the applicability of state, local, foreign and other applicable tax laws and any proposed tax law changes.

Management and Operations of Finisar after the Merger

        Finisar currently has a board of directors consisting of seven directors. Under the merger agreement, Finisar agreed to increase the size of its board of directors by two members, to a total of nine members, and to appoint three current members of the Optium board of directors to serve on the Finisar board. To create the third vacancy on the Finisar board, director Frank H. Levinson has tendered his resignation, to be effective immediately prior to the effective time of the merger. The board of directors of Finisar has resolved to appoint current Optium directors Morgan Jones, Christopher Crespi and Eitan Gertel as Class I, Class II and Class III members of the Finisar board of directors, respectively, effective immediately after the effective time of the merger, subject to their ability and willingness to serve in such capacities.

        The board of directors of Finisar has also resolved that, as of the effective time of the merger, Jerry S. Rawls, Finisar's current Chairman of the Board, President and Chief Executive Officer, will continue to serve as executive Chairman of Finisar and Eitan Gertel, Optium's current Chief Executive Officer, will become the Chief Executive Officer of Finisar, in each case subject to such persons' ability and willingness to serve in such capacities.

Indemnification and Insurance

        The merger agreement provides that for six years after the effective time of the merger and to the fullest extent permitted by law, Finisar will cause the surviving corporation to honor all rights to indemnification for acts or omissions prior to the effective time of the merger existing in favor of Optium directors or officers as provided in Optium's organizational documents and its indemnification agreements with such individuals. The merger agreement also provides that, prior to the effective time of the merger, Optium may purchase six-year "tail" officers' and directors' liability insurance policies on terms and conditions no less (and not more) favorable than Optium's existing directors' and officers' liability insurance. If Optium cannot purchase these "tail" policies for 225% or less of the annual premium paid by Optium for its existing insurance, Optium will purchase as much insurance coverage as can be obtained within the 225% cap. Finisar and the surviving corporation are obligated to maintain such tail policies in full force and effect and continue to honor their respective obligations thereunder for the full term thereof.

Accounting Treatment of the Merger

        The merger will be accounted for using the purchase method of accounting with Finisar treated as the acquiror. Under this method of accounting, Optium's assets and liabilities will be recorded by Finisar at their respective fair values as of the closing date of the merger and added to those of Finisar. Any excess of the purchase price over the net fair values of Optium's assets and liabilities will be recorded as goodwill. Any excess of the fair value of Optium's net assets over the purchase price will be allocated as a pro rata reduction of the amounts that would otherwise have been assigned to certain of Optium's non-current assets acquired. Financial statements of Finisar issued after the merger will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Optium prior to the merger. The results of operations of Optium will be included in the results of operations of Finisar beginning on the effective date of the merger.

U.S. Regulatory Requirements

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, or FTC, the merger may not be completed until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice, or Antitrust Division, and specified waiting period requirements have been satisfied. Finisar and Optium filed notification and report forms under the HSR Act with the FTC and the Antitrust Division on June 13, 2008, together with a request for early termination of the applicable waiting period. Finisar and a principal stockholder of Optium filed notification and report forms under the HSR Act with the FTC and the Antitrust Division on June 18, 2008, together with a request for early termination of the applicable waiting period. On June 30, 2008, the FTC and the Antitrust Division granted the requests for early termination of the waiting periods. At any time before or after completion of the merger, notwithstanding the early termination of the HSR Act waiting periods, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of Finisar or Optium. In addition, at any time before or after the completion of the merger, and notwithstanding the expiration or early termination of the HSR Act waiting period, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the merger or seeking divestiture of Optium or businesses of Finisar or Optium. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

        Finisar must obtain approval of the listing on the NASDAQ Global Select Market of the shares of Finisar common stock to be issued in the merger.

Non-U.S. Regulatory Requirements

        Finisar is seeking regulatory approvals in a foreign country for the assumption by Finisar, in connection with the merger, of certain Optium options. However, such approvals are not a condition to the completion of the merger and failure to obtain such approvals is not anticipated to have a material effect on the merger. Neither Finisar nor Optium is aware of any other foreign approvals or actions that are required to complete the merger and none is a condition to such completion. In the event that the approvals being sought are not obtained, or that any foreign governmental agency were to seek to impose any other approval requirement in connection with such completion or otherwise, such circumstance is not expected to have a material effect on the merger.

Restrictions on Resale of Finisar Common Stock

        All shares of Finisar common stock received by Optium stockholders in the merger will be freely transferable, except that shares of Finisar common stock received by persons who become affiliates of Finisar for purposes of Rule 144 under the Securities Act may be resold by them only in transactions permitted by Rule 144, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Finisar generally include individuals or entities that control, are controlled by, or are under common control with, Finisar and may include its officers and directors as well as its principal stockholders.

NASDAQ Global Select Market Quotation

        It is a condition to the merger that the shares of Finisar common stock to be issued in the merger or reserved for issuance in connection with the options, warrants and RSUs assumed in the merger be approved for quotation on the NASDAQ Global Select Market. Finisar has begun preparation of a notification for listing of such shares of Finisar common stock on the NASDAQ Global Select Market. Finisar will continue to list its shares of common stock under the symbol "FNSR."

Delisting and Deregistration of Optium Common Stock

        If the merger is consummated, Optium common stock will no longer meet the requirements for continued listing on the NASDAQ Global Market and will be deregistered under the Securities Exchange Act of 1934.

Treatment of Stock Certificates

        After the completion of the merger, each stock certificate previously representing shares of Optium common stock will automatically, with no further action by the holder of the stock certificate, represent the right to receive 6.262 shares of Finisar common stock for each share of Optium common stock represented by the stock certificate. As promptly as practicable after completion of the merger, American Stock Transfer & Trust Company, Finisar's exchange agent, will mail a letter of transmittal with instructions to each holder of record of Optium common stock outstanding immediately prior to the completion of the merger for use in exchanging, by book-entry transfer or otherwise, stock certificates formerly representing shares of Optium common stock for certificates representing shares of Finisar common stock.

        No stock certificates should be surrendered by any holder of Optium common stock until the holder has received the letter of transmittal and instructions from American Stock Transfer & Trust Company. Finisar stockholders will keep their current stock certificates as the merger does not require surrender of Finisar stock certificates.

No Appraisal Rights

        Under Section 262 of the General Corporation Law of the State of Delaware, neither the holders of Finisar common stock nor the holders of Optium common stock will have appraisal rights in connection with the merger.

THE MERGER AGREEMENT AND VOTING AGREEMENTS

        The following is a summary of the material provisions of the merger agreement and the voting agreements with respect to the merger agreement, but does not purport to describe all the terms of those agreements. The full text of the merger agreement is attached as Annex A to this joint proxy statement/prospectus and incorporated herein by reference. The forms of voting agreements that certain Finisar and Optium stockholders have entered into are attached as Annex D and Annex E, respectively, to this joint proxy statement/prospectus and incorporated herein by reference. These summaries are qualified in their entirety by reference to the merger agreement and the forms of voting agreements. You are urged to read the merger agreement and the forms of voting agreements in their entirety.

The Merger

        The merger agreement provides that, following the approval and adoption of the merger agreement and the approval of the merger by Optium's stockholders, the approval of the issuance of shares of Finisar common stock in the merger by Finisar's stockholders, and the satisfaction or waiver of the other conditions to the merger:

  •
  Fig Combination Corporation, a wholly-owned subsidiary of Finisar, will be merged with and into Optium; and

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  Fig Combination Corporation will cease to exist, and Optium will continue as the surviving corporation and a wholly-owned subsidiary of Finisar.

        If all such conditions to the merger are satisfied or waived, the merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State.

Certificate of Incorporation and Bylaws

        The merger agreement provides that, at the effective time of the merger, the certificate of incorporation and bylaws of Fig Combination Corporation will become the restated certificate of incorporation and restated bylaws of the surviving corporation.

Directors and Officers

        The merger agreement provides that Finisar will take all necessary corporate action to increase the number of authorized directors on the Finisar board of directors to nine and elect Morgan Jones, Christopher Crespi and Eitan Gertel as Class I, Class II and Class III directors of Finisar, respectively, effective as of the effective time of the merger, in each case subject to such persons' willingness and ability to serve in such capacities.

        Additionally, the merger agreement provides that Finisar will take all necessary corporate action to ensure that Jerry S. Rawls is confirmed as Finisar's Chairman of the Board and Eitan Gertel, Optium's current Chief Executive Officer, is appointed as the Chief Executive Officer of Finisar, effective as of the effective time of the merger, in each case subject to such persons' willingness and ability to serve in such capacities.

        The merger agreement also provides that the directors and officers of Fig Combination Corporation immediately prior to the effective time of the merger will be the initial directors and officers of the surviving corporation, each of whom will hold office in accordance with the restated certificate of incorporation and the bylaws of the surviving corporation, in each case until their respective successors are duly elected or appointed.

Conversion of Shares of Optium Common Stock

        Upon completion of the merger and pursuant to the merger agreement, each issued and outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.

        Based on the number of shares of Optium common stock issued and outstanding as of July 9, 2008, the record date, an aggregate of approximately 160,456,699 shares of Finisar common stock will be issued to holders of Optium's common stock in the merger, and immediately following the merger the existing holders of Optium common stock will hold approximately 34% of the outstanding shares of Finisar common stock.

No Fractional Shares

        No fractional shares of Finisar common stock will be issued in connection with the merger. Instead, Optium stockholders will receive an amount of cash, in lieu of a fraction of a share of Finisar common stock, equal to the product of that fraction multiplied by the closing price for a share of Finisar common stock on the NASDAQ Global Select Market on the last trading day immediately prior to the effective time of the merger.

Optium Stock Options

        Finisar has agreed to assume all options to purchase Optium common stock outstanding as of the effective time under Optium's stock option and incentive plans, or the Optium Option Plans. Each option assumed by Finisar will be subject to, and exercisable upon, the same terms and conditions as under the applicable Optium Option Plan and the applicable options agreement issued thereunder, except that:

  •
  each assumed option will be exercisable for, and represent a right to acquire, the number of shares of Finisar common stock (rounded down to the nearest whole share) equal to the number of shares of Optium common stock subject to such option immediately prior to the effective time of the merger multiplied by 6.262; and

  •
  the per share exercise price of any given Optium option will be an amount equal to the per share exercise price of the Optium option divided by 6.262.

        Finisar has agreed to file a registration statement on Form S-8 that will register the Finisar common stock subject to the assumed Optium stock options within 15 business days after the effective time of the merger.

Optium Restricted Stock Units

        Finisar has agreed to assume all Optium RSUs outstanding as of the effective time under the Optium's 2006 Stock Option and Incentive Plan. Each RSU assumed by Finisar will be subject to the same terms and conditions as under the 2006 Stock Option and Incentive Plan and the applicable agreement issued thereunder, except that each assumed RSU will represent a right to acquire the number of shares of Finisar common stock (rounded down to the nearest whole share) equal to the number of shares of Optium common stock subject to such RSU immediately prior to the effective time of the merger multiplied by 6.262.

        Finisar has agreed to file a registration statement on Form S-8 that will register the Finisar common stock subject to the assumed Optium RSUs within 15 business days after the effective time of the merger.

Optium Warrants

        Finisar has agreed to assume all warrants to purchase Optium common stock outstanding as of the effective time. Each warrant assumed by Finisar will be subject to, and exercisable upon, the same terms and conditions as under the applicable warrant agreement, except that:

  •
  each assumed warrant will be exercisable for, and represent a right to acquire, the number of shares of Finisar common stock (rounded down to the nearest whole share) equal to the number of shares of Optium common stock subject to such warrant immediately prior to the effective time of the merger multiplied by 6.262; and

  •
  the per share exercise price of any given Optium warrant will be an amount equal to the per share exercise price of the Optium warrant divided by 6.262.

Representations and Warranties

        The merger agreement contains customary representations and warranties of each of Finisar and Optium subject to qualifications set forth in the merger agreement, relating to the following matters:

  •
  organization, valid existence and good standing and similar corporate matters;

  •
  capital structure;

  •
  the authorization, execution, delivery and enforceability of the merger agreement;

  •
  absence of conflicts under charter documents or bylaws, required consents or approvals and violations of any instruments or law;

  •
  the timely filing of documents and financial statements filed with the SEC and the accuracy of information contained therein;

  •
  the absence of material undisclosed liabilities;

  •
  the absence of material adverse changes or events;

  •
  the timely filing of tax returns and other tax-related matters;

  •
  tangible assets and real property;

  •
  intellectual property used in the conduct of business;

  •
  the existence, validity and status of material agreements, contracts and commitments;

  •
  litigation;

  •
  environmental matters, including hazardous materials and hazardous materials activities;

  •
  employee benefit plans and related matters;

  •
  employment practices;

  •
  compliance with laws;

  •
  interested party transactions;

  •
  insurance;

  •
  products;

  •
  compliance with export control regulations;

  •
  the applicability of any stockholder rights plans or business combination statutes;

  •
  the accuracy of information provided in connection with this joint proxy statement/prospectus;

  •
  opinions of financial advisors as to the fairness, from a financial point of view, of the merger exchange ratio;

  •
  complete furnishing of corporate documents;

  •
  ownership of the other company's shares;

  •
  the formation and operations of Fig Combination Corporation; and

  •
  absence of misrepresentations or omissions of material facts.

        The representations and warranties contained in the merger agreement are as of specified dates and were made only for purposes of the merger agreement. The representations and warranties are solely for the benefit of the parties to the merger agreement and may be subject to limitations agreed between the parties. Additionally, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between Finisar and Optium. Certain of the representations and warranties are qualified as to materiality or as to "material adverse effect," which generally means the existence of an event or change that is or would reasonably be expected to be materially adverse to (i) the business, condition (financial or otherwise), assets, liabilities or results of operations of the representing party and its Subsidiaries, taken as a whole, or (ii) the ability of that party to complete the merger, other than those materially adverse changes that arise from a discrete list of causes, including among others, changes in the trading prices of the parties, changes in general business, political, regulatory or economic conditions or the general conditions of the industry in which the representing party participates, except to the extent they affect that party in a materially disproportionate manner relative to other industry participants.

        Accordingly, investors should not rely on the representations and warranties in the merger agreement as characterizations of facts about Finisar and Optium. None of the representations and warranties contained in the merger agreement will have any legal effect among the parties to the merger agreement after the closing of the merger.

Covenants and Agreements

        The merger agreement provides that, until the completion of the merger or the merger agreement is terminated, except as otherwise consented to in writing by the other company or as contemplated by the merger agreement, Finisar and Optium each will:

  •
  carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted;

  •
  pay its debts and taxes and perform its other obligations when due, subject to good faith disputes;

  •
  use all reasonable efforts to keep available the services of its officers and key employees; and

  •
  use all reasonable efforts to preserve intact its present business organization and its relationship with customers, suppliers, distributors, licensors, licensees and others having business dealings with it.

        In addition, the merger agreement provides that, until the completion of the merger or the merger agreement is terminated, except as contemplated by the merger agreement, as set forth in a schedule delivered by a company to the other company, or as otherwise consented to in writing by the other company, neither Finisar nor Optium will:

  •
  waive any stock repurchase rights, or accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan, or authorize cash payments in exchange for any options granted under any such plan, except as required by the applicable plan or any agreements in effect as of March 15, 2008;

  •
  transfer or license or otherwise extend, amend or modify any rights to its intellectual property rights, other than grants pursuant to obligations existing as of May 15, 2008 or in the ordinary course of business consistent with past practices;

  •
  declare, set aside or pay any dividends or make any other distributions on capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

  •
  purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with existing agreements providing for the repurchase of shares in connection with the termination of service;

  •
  issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or any subscriptions, rights, warrants, or options to acquire, or other agreements obligating it to issue any such shares or other convertible securities, subject to certain exceptions including the grant of options, RSUs or stock purchase rights, as applicable, consistent with past practices with respect to amount and timing of such grants, and the issuance of shares upon the exercise of outstanding options, warrants and RSUs;

  •
  acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets other than in the ordinary course of business consistent with past practices;

  •
  enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Finisar or any of its Subsidiaries, other than a confidentiality agreement in connection with the review of an unsolicited acquisition proposal;

  •
  sell, lease, license or encumber any of its properties or assets which are material, except for certain designated and currently contemplated dispositions of assets and transactions entered into in the ordinary course of business consistent with past practices;

  •
  increase the compensation payable to its officers or employees except in accordance with past practices with respect to both amount and timing of such increases, grant additional severance or termination pay or enter into employment or severance agreements with officers or any other employees, enter into any collective bargaining agreement, establish, adopt, enter into or amend in any material respect any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of its directors, officers or other employees or increase the rate of compensation payable to any director, agent, advisor or other representative;

  •
  revalue any of its material assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practices;

  •
  change any of its material accounting principles, estimates or practices except as required by a change in generally accepted accounting principles;

  •
  make or rescind any material election relating tot, settle or compromise any material claim, action, litigation, proceeding, arbitration or investigation relating to taxes or change in any material respect any of its methods of reporting any items for tax purposes from those employed in the preparation of its returns for the most recent taxable year for which a return has been filed, except as may be required by applicable law;

  •
  incur any indebtedness for money borrowed (or guarantees thereof), or issue or sell any debt securities or warrants or rights to acquire debt securities or guarantee any debt securities of others, other than indebtedness incurred under existing lines of credit consistent with past practice;

  •
  amend its certificate of incorporation or bylaws, except as contemplated by the merger agreement or as required by applicable law or NASDAQ rule or regulation;

  •
  incur or commit to incur any capital expenditures in excess of a fixed dollar amount: $5,000,000 in the aggregate, for Optium, or $20,000,000 in the aggregate, for Finisar;

  •
  enter into any contract that subjects or will subject the surviving corporation or Finisar to material non-competition or non-solicitation or similar restrictions in the conduct of their respective businesses following the effective time of the merger;

  •
  make any loans, advances or capital contributions to, or investments in, any person or entity (other than (i) loans, advances or capital contributions to a wholly-owned subsidiary or loans or advances from such a subsidiary, (ii) customer loans and advances to employees consistent with past practices or (iii) short-term investments of cash in the ordinary course of business in accordance with existing cash management policies and procedures;

  •
  enter into any material contract or agreement, except in the ordinary course of business;

  •
  amend or terminate any material contract, agreement or license to which it is a party or waive or release any material right or claim in a manner that would have a material adverse effect on it, except in the ordinary course of business;

  •
  initiate any litigation or arbitration proceeding;

  •
  liquidate, wind-up, dissolve or adopt any plan to liquidate, wind-up or dissolve (or suffer any liquidation or dissolution);

  •
  adopt or implement a stockholder rights plan (or, in the case of Finisar, amend or terminate its existing stockholder rights plan);

  •
  take any action, other than as contemplated by the merger agreement, that would require the approval of its stockholders or which would reasonably be expected to result in a delay in the preparation, filing or review by the SEC of the registration statement filed in connection with the issuance of shares of Finisar common stock pursuant to the merger;

  •
  agree in writing or otherwise to take, any of the actions described above; or

  •
  take any other action which would reasonably be expected to cause the closing condition related to the accuracy and completeness of its representations and warranties not to be satisfied.

No Solicitation by Finisar or Optium

        The merger agreement provides that neither Finisar nor Optium will, directly or indirectly, through any of its officers, directors, employees, representatives or agents:

  •
  solicit, initiate, seek, or knowingly encourage or support any inquiries or proposals that constitute, or would reasonably be expected to lead to, a proposal, indication of interest or offer with respect to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving it or any of its significant subsidiaries (as defined in Rule 1.02(w) of Regulation S-X promulgated under the Exchange Act), a proposal or offer to acquire in any manner, directly or indirectly, 10% or more of the total voting power of any class of equity securities of it or any of its subsidiaries, or 10% or more of its consolidated total assets, other than the transactions contemplated by the merger agreement, any of the foregoing inquiries or proposals are referred to as an "acquisition proposal;"

  •
  engage or participate in negotiations or discussions concerning, or provide any nonpublic information to any person or entity relating to, any acquisition proposal; or

  •
  agree to any acquisition proposal.

        However, the merger agreement does not prevent Finisar or Optium or either company's board of directors from providing non-public information to, or engaging or participating in discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written acquisition proposal by such person or entity or recommending such an unsolicited bona fide written acquisition proposal to the stockholders of Finisar or Optium, as the case may be, if and only to the extent that:

  •
  the board of directors of such party determines in good faith (after consultation with its financial advisors and outside legal counsel) that such acquisition proposal, if accepted, is reasonably likely to be consummated, taking into account all financial, legal, regulatory and other aspects of such acquisition proposal and the person making it;

  •
  the board of directors of such party determines in good faith (after consultation with its financial advisors and outside legal counsel) that the acquisition proposal constitutes or is reasonably likely to lead to a superior proposal, i.e., a proposal involving the acquisition of substantially all of the assets (on a consolidated basis) or more than 50% of the total voting power of its equity securities that is more favorable from a financial point of view to its stockholders than the merger, taking into account all financial, regulatory, legal and other aspects of such acquisition proposal, including, without limitation, the likelihood of consummation in light of, among other things, whether or not fully committed financing is available, and therefore constitutes a "superior proposal";

  •
  the board of directors of such party determines in good faith, after consultation with and based upon the advice of outside legal counsel, that failure to take such action would constitute a breach of their fiduciary duties to the stockholders of such party under applicable law; and

  •
  prior to furnishing such non-public information to such person or entity, the board of directors of such party receives from the person or entity making the acquisition proposal an executed confidentiality agreement with terms no less favorable to such party than those contained in the non-disclosure agreement between Finisar and Optium.

        Each of Finisar and Optium is required to notify the other company, orally and in writing, within 24 hours after receipt of any acquisition proposal or request for non-public information or access to its properties, books or records in connection with an acquisition proposal.

Stockholders' Meetings and Duty to Recommend

        The merger agreement requires Finisar and Optium to use their respective best efforts to hold a meeting of their respective stockholders as soon as reasonably practicable, and provides that the respective boards of directors of Finisar and Optium will (i) recommend the approvals required of the Finisar and Optium stockholders, respectively, needed to consummate the merger (ii) not withdraw, qualify or modify or propose publicly to withdraw or modify or resolve to withdraw or modify such recommendation and (iii) not approve or recommend or propose publicly to approve or recommend or resolve to approve or recommend any alternative acquisition proposal; provided, however, that if the board of directors of either Finisar or Optium receives an unsolicited acquisition proposal without violating its non solicitation obligations and such board of directors determines in good faith (after consultation with its outside counsel and its financial advisor) that such acquisition proposal constitutes a superior proposal, such board of directors may change its recommendation in favor of the merger so long as (A) such board of directors has given the other party three business days prior written notice of its intention to change its recommendation and its reasons therefor, including the then current material terms and conditions of the superior proposal that is the basis of the proposed action by such board of directors and the identity of the person making the proposal, (B) during such three business day period, if the other party requests the same, the parties have engaged in good faith negotiations to amend the merger agreement in such a manner that any the acquisition proposal no longer constitutes a superior proposal and (C) at the end of such period the acquisition proposal continues to be a superior proposal (taking into account any changes to the terms of the merger agreement proposed by the other party.

        In addition, the merger agreement provides that nothing contained in the merger agreement prevents either Optium or Finisar from complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to an acquisition proposal or from making any disclosure to their respective stockholders if, in the good faith judgment of its board of directors, after consultation with outside counsel, such action is required under applicable law.

        The merger agreement requires each of Optium and Finisar to submit their respective stockholder proposals related to the merger to a stockholder vote even if its board of directors no longer recommends that the stockholders vote in favor of such proposals.

Indemnification and Insurance

        The merger agreement provides that from and after the completion of the merger, Finisar shall cause the surviving corporation to indemnify, defend and hold harmless each person who was, as of the date of the merger agreement or had been at any time prior to the date thereof or who becomes prior to the completion of the merger, an officer, director or employee of Optium or any of its subsidiaries against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party, which approval shall not be unreasonably withheld, or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director, officer or employee of Optium or any subsidiary, whether pertaining to any matter existing or occurring prior to or after the effective time and whether asserted or claimed prior to, or at or after, the effective time. After the completion of the merger, Finisar will cause the surviving corporation to fulfill and honor in all respects the obligations of Optium pursuant to Optium's bylaws and any indemnification agreements with Optium directors and officers existing as of the date of the merger agreement.

        In addition, prior to the closing Optium shall purchase a "tail" policy of director and officer liability insurance with coverage of not less than (and not more than) the existing coverage under the policies in force as of the date of the merger agreement covering the present directors and officers of Optium as of the date of the merger agreement for a period of not less than six years following the effective time, so long as the aggregate premium is less than 225% of the aggregate annual premiums currently paid by Optium for such insurance. In the event that such amount is insufficient for such coverage, Optium may spend up to that amount to purchase such lesser coverage as may be obtained with such amount.

Termination of Optium 401(k) Plans

        Under the merger agreement, Finisar will determine, no later than seven business days prior to the closing, whether Optium's 401(k) plans will continue or be terminated at the closing.

Conditions

        The respective obligations of Finisar and Optium to complete the merger are subject to a number of conditions.

        The merger agreement provides that neither Finisar nor Optium will be required to complete the merger unless:

  •
  the matters presented in this joint proxy statement/prospectus have been approved by the stockholders of Finisar and Optium;

  •
  the waiting period applicable to the consummation of the merger under the HSR Act has expired or been terminated (this condition has been satisfied);

  •
  the registration statement, of which this joint proxy statement/prospectus is a part, has become effective and shall not be the subject of a stop order or proceedings seeking a stop order;

  •
  no temporary restraining order, decree, preliminary or permanent injunction or other order issued by any court or other legal or regulatory restraint or prohibition preventing the consummation of the merger has been issued and remain in effect, no proceeding brought by a domestic administrative agency or commission or other domestic governmental entity seeking any of the foregoing is pending, and no action is taken, or statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the merger which makes the consummation of the merger illegal;

  •
  the shares of Finisar common stock to be issued in the merger has been approved for quotation on the NASDAQ Global Select Market;

  •
  Optium has received an opinion of outside legal counsel to the effect that the merger will be treated for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

        The merger agreement additionally sets forth the following conditions of Finisar's obligation to complete the merger:

  •
  the representations and warranties of Optium set forth in the merger agreement shall be true, accurate and complete except, in many cases, to the extent that a failure to be true, accurate and complete has not had and would not reasonably be expected to have a material adverse affect on Optium;

  •
  Optium shall have performed, in all material respects, its obligations required to be performed under the merger agreement;

  •
  there shall not have been instituted or pending any action or proceeding by any governmental entity (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Finisar or any of its subsidiaries of all or any material portion of the business of Optium or any of its subsidiaries or of Finisar or any of its subsidiaries or to compel Finisar or any of its subsidiaries to dispose of or hold separate all or any material portion of the business or assets of Optium or any of its Subsidiaries or of Finisar or any of its Subsidiaries, (ii) seeking to impose limitations on the ability of the Finisar or any of its subsidiaries effectively to exercise full rights of ownership of the shares of the surviving corporation including the right to vote any such shares on any matters properly presented to stockholders or (iii) seeking to require divestiture by Finisar or any of its subsidiaries of any such shares; and

  •
  no event shall have occurred that would constitute a material adverse effect on Optium.

        The merger agreement also sets forth the following conditions of Optium's obligation to complete the merger:

  •
  the representations and warranties of Finisar set forth in the merger agreement shall be true, accurate and complete except, in many cases, to the extent that a failure to be true, accurate and complete has not had and would not reasonably be expected to have a material adverse affect on Finisar;

  •
  Finisar shall have performed, in all material respects, its obligations required to be performed under the merger agreement;

  •
  Morgan Jones, Eitan Gertel and Christopher Crespi shall have been appointed to Finisar's board of directors; and

  •
  no event shall have occurred that would constitute a material adverse effect on Finisar.

        Any of the conditions in the merger agreement may be waived by the party benefited thereby, except those conditions imposed by law.

Termination

        The merger agreement may be terminated at any time prior to the completion of the merger:

  •
  by the mutual written consent of Finisar and Optium;

  •
  by either Finisar or Optium if the merger is not completed by November 15, 2008, provided that this right to terminate the merger agreement is not available to any party whose failure to fulfill any obligation under the merger agreement has been the cause of or resulted in the failure of the merger to occur on or before such date, and this deadline may be extended up to 90 days by Finisar or Optium if the merger would have been consummated but for the absence of the required expiration of the waiting period required by the Hart-Scott-Rodino Act, and it is reasonably expected that such expiration of the waiting period will occur during such extended period;

  •
  by either Finisar or Optium if a court of competent jurisdiction or other governmental entity issues a nonappealable final order, decree or ruling or taken any other action, which permanently restrains, enjoins or otherwise prohibits the merger, except if the party relying on such order, decree or ruling or other action has failed to comply in any material respect with specified obligations under merger agreement;

  •
  by either Finisar or Optium if the other party breaches any representation, warranty, covenant or agreement set forth in the merger agreement, which breach:

  •
  causes the conditions of the merger agreement relating to the accuracy of representations and warranties of the other party and performance by the other party of its obligations under the merger agreement not to be satisfied; and

  •
  has not been cured within 20 business days following the earlier of (i) receipt by the other party of written notice of the terminating party's belief that the other party has committed such breach, which notice explains in reasonable detail the basis for the terminating party's belief, and (ii) the date on which the other party first becomes aware of such breach;

  •
  by Finisar if:

  •
  at either the Finisar annual meeting or the Optium special meeting, the requisite vote of the stockholders in favor of the approval and adoption of the merger agreement and approval of the merger or the approval of the issuance of shares of Finisar common stock in connection with the merger, as applicable, is not obtained, provided, that this right to terminate the merger agreement will not be available to Optium if, at such time, Optium is in material breach of or has materially failed to fulfill its obligations under the merger agreement;

  •
  Optium's board of directors has failed to recommend the merger agreement and the merger, or withdrawn or modified its recommendation of the merger agreement or the merger or has resolved or publicly announced its intention to do so or has failed to confirm its recommendation of the merger agreement and the merger within 10 days after being requested to do so by Finisar (so long as Finisar does not make more than two requests for such confirmation);

  •
  Optium's board of directors has recommended to the Optium stockholders an alternative transaction or has resolved or publicly announced its intention to recommend or engage in such an alternative transaction;

  •
  a tender offer or exchange offer for 10% or more of the outstanding shares of Optium common stock is commenced, other than by Finisar or an affiliate of Finisar, and Optium's board of directors has (i) recommended that Optium's stockholders tender their shares in the tender or exchange offer or, on or after the 11th business day after the commencement of such tender or exchange offer, failed to recommend against acceptance of such offer, or (ii) resolved or publicly announced its intention to take no position with respect to the tender or exchange offer; or

  •
  Finisar's board of directors has determined to terminate the merger agreement to accept a superior proposal and, concurrently with such termination, pays Optium the termination fees described below;

  •
  by Optium if:

  •
  at either the Finisar annual meeting or the Optium special meeting, the requisite vote of the stockholders in favor of the approval and adoption of the merger agreement and the approval of the merger or the approval of the issuance of shares of Finisar common stock in connection with the merger, as applicable, is not obtained, provided, that this right to terminate the merger agreement will not be available to Optium if, at such time, Optium is in material breach of or has materially failed to fulfill its obligations under the merger agreement;

  •
  Finisar's board of directors has failed to recommend the merger agreement and the merger, or withdrawn or modified its recommendation of the merger agreement or the merger or has resolved or publicly announced its intention to do so or has failed to confirm its recommendation of the merger agreement and the merger within 10 days after being requested to do so by Optium (so long as Optium does not make more than two requests for such confirmation);

  •
  Finisar's board of directors has recommended to Finisar's stockholders an alternative transaction or has resolved or publicly announced its intention to recommend or engage in such an alternative transaction;

  •
  a tender offer or exchange offer for 10% or more of the outstanding shares of Finisar common stock is commenced and Finisar's board of directors has (i) recommended that Finisar's stockholders tender their shares in the tender or exchange offer or, on or after the 11th business day after the commencement of such tender or exchange offer, failed to recommend against acceptance of such offer; or (ii) resolved or publicly announced its intention to take no position with respect to such tender or exchange offer; or

  •
  Optium's board of directors has determined to terminate the merger agreement to accept a superior proposal and, concurrently with such termination, pays Finisar the termination fees described below.

        The merger agreement does not include any provision for termination by either company based solely on fluctuations in the price of Finisar common stock or Optium common stock.

Termination Fees

        In the event of any termination of the merger agreement by either Finisar or Optium, there will be no liability or obligation on the part of Finisar, Optium, Fig Combination Corporation or their respective officers, directors, stockholders or affiliates, except to the extent that the termination results from the willful breach by a party of any of its representations, warranties, covenants or agreements set forth in the merger agreement. Generally, whether or not the merger is consummated, all fees, costs and expenses incurred in connection with the proposed transaction will be paid by the party incurring such expenses, except that all fees and expenses, other than attorneys' fees, incurred in connection with the printing and filing of this joint proxy statement/prospectus shall be shared equally by Finisar and Optium.

        The merger agreement provides, however, that Optium will pay to Finisar an amount in cash equal to (1) all expenses incurred by Finisar in connection with the preparation, execution, and performance of the merger agreement and the transactions contemplated thereby, including all fees and expenses of Finisar's representatives, up to a maximum amount of $2,240,000 for such expenses, and (2) a termination fee of $6,725,000 in cash if the merger agreement is terminated under the following circumstances:

  •
  Finisar terminates the merger agreement because Optium's board of directors has failed to recommend the merger agreement and the merger, or withdrawn or modified its recommendation of the merger agreement or the merger or has resolved or publicly announced its intention to do so or has failed to confirm its recommendation of the merger agreement and the merger within ten (10) days after being requested to do so by Finisar (so long as Finisar does not make more than two requests for such confirmation);

  •
  Finisar terminates because Optium's board of directors has recommended to the Optium stockholders an alternative transaction or has resolved or publicly announced its intention to do so;

  •
  Finisar terminates the merger agreement because a tender offer or exchange offer for 10% or more of the outstanding shares of Optium common stock is commenced, other than by Finisar or an affiliate of Finisar, and Optium's board of directors has (i) recommended that Optium's stockholders tender their shares in the tender or exchange offer or, on or after the 11th business day after the commencement of such tender or exchange offer, failed to recommend against acceptance of such offer, or (ii) resolved or publicly announced its intention to take no position with respect to the tender or exchange offer;

  •
  (i) Finisar terminates the merger agreement because at the Optium stockholders' meeting, the requisite vote of the stockholders in favor of the merger is not obtained, and at the time of the Optium stockholders' meeting there is pending a publicly announced offer or proposal to effect an alternative transaction that has not been abandoned, or (ii) Finisar or Optium terminates the merger agreement because of a failure to consummate the merger by the November 15, 2008 deadline (or such later date as is established pursuant to the merger agreement, as described above), other than as a result of one or more of the failure of the following closing conditions to be satisfied: (A) the expiration of the waiting period under the Hart-Scott-Rodino Act, (B) the effectiveness of the registration statement, (C) the absence of restraining orders or proceedings seeking to prohibit the consummation of the merger or to render the merger illegal, (D) the approval of shares of Finisar common stock issued in the merger for quotation on the NASDAQ Global Select Market (E) Optium's receipt of an opinion of outside legal counsel to the effect that the merger will be a tax-free reorganization within the meaning of Section 368(a) of the

    Internal Revenue Code), and in each case, within 365 days of such termination, Optium enters into a definitive agreement with respect to, or consummates, a transaction that would be an acquisition proposal even if the definition of acquisition proposal required a disposition of at least 50% (rather than 10%) of the total voting power of any class of equity securities of Optium or any of its subsidiaries or 50% (rather than 10%) of the consolidated assets of Optium; or

  •
  Optium's board of directors has determined to terminate the merger agreement to accept a superior proposal.

        The merger agreement also provides that Optium will reimburse Finisar for all expenses incurred by Finisar in connection with the preparation, execution, and performance of the merger agreement and the transactions contemplated thereby, including all fees and expenses of Finisar's representatives, up to a maximum amount of $2,240,000 for such expenses, in the event that Finisar terminates the merger agreement because at the Optium stockholders' meeting, the requisite vote of the stockholders in favor of the merger is not obtained, but at the time of the Optium stockholders' meeting there is not then pending a publicly announced offer or proposal to effect an alternative transaction.

        The merger agreement also provides that Finisar will pay to Optium a termination fee of $16,650,000 in cash if the merger agreement is terminated under the following conditions:

  •
  Optium terminates the merger agreement because Finisar's board of directors has failed to recommend the merger agreement and the merger, or withdrawn or modified its recommendation of the merger agreement or the merger or has resolved or publicly announced its intention to do so or has failed to confirm its recommendation of the merger agreement and the merger within ten (10) days after being requested to do so by Optium (so long as Optium does not make more than two requests for such confirmation); or

  •
  Optium terminates the merger agreement because Finisar's board of directors has recommended to Finisar's stockholders an alternative transaction or has resolved or publicly announced its intention to recommend or engage in such an alternative transaction; or

  •
  Optium terminates the merger agreement because a tender offer or exchange offer for 10% or more of the outstanding shares of Finisar common stock is commenced and Finisar's board of directors has (i) recommended that Finisar's stockholders tender their shares in the tender or exchange offer or, on or after the 11th business day after the commencement of such tender or exchange offer, failed to recommend against acceptance of such offer; or (ii) resolved or publicly announced its intention to take no position with respect to such tender or exchange offer;

  •
  (i) Optium terminates the merger agreement because at the Finisar stockholders' meeting, the requisite vote of the stockholders in favor of the issuance of shares of Finisar common stock in connection with the merger is not obtained, and at the time of the Finisar stockholders' meeting there is pending a publicly announced offer or proposal to effect an alternative transaction that has not been abandoned, or (ii) Finisar or Optium terminates the merger agreement because of a failure to consummate the merger by the November 15, 2008 deadline (or such later date as is established pursuant to the merger agreement, as described above), other than as a result of one or more of the failure of the following closing conditions to be satisfied: (A) the expiration of the waiting period under the Hart-Scott-Rodino Act, (B) the effectiveness of the registration statement, (C) the absence of restraining orders or proceedings seeking to prohibit the consummation of the merger or to render the merger illegal, (D) the approval of shares of Finisar common stock issued in the merger for quotation on the NASDAQ Global Select Market (E) Optium's receipt of an opinion of outside legal counsel to the effect that the merger will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code), and in each case, within 365 days of such termination, Finisar enters into a definitive agreement with respect to, or consummates, a transaction that would be an acquisition proposal even if the definition of acquisition proposal required a disposition of at least 50% (rather than 10%) of the total voting power of any class of equity securities of Finisar or any of its subsidiaries or 50% (rather than 10%) of the consolidated assets of Finisar; or

  •
  Finisar's board of directors has determined to terminate the merger agreement to accept a superior proposal.

        The merger agreement also provides that Finisar will reimburse Optium for all expenses incurred by Optium in connection with the preparation, execution, and performance of the merger agreement and the transactions contemplated thereby, including all fees and expenses of Optium's representatives, up to a maximum amount of $2,240,000 for such expenses, in the event that Optium terminates the merger agreement because at the Finisar stockholders' meeting, the requisite vote of the stockholders in favor of the issuance of shares of Finisar Common Stock in connection with the merger is not obtained, but at the time of the Finisar stockholders' meeting there is not then pending a publicly announced offer or proposal to effect an alternative transaction.

Amendment and Waiver

        The merger agreement may be amended at any time by action taken or authorized by the respective boards of directors of Finisar and Optium. However, after approval by the stockholders of Optium of the merger agreement and the merger, no amendment shall be made which by law requires further approval by such stockholders, without such further approval. Finisar and Optium, by action taken or authorized by their respective boards of directors, may extend the time for performance of the obligations or other acts of the other parties to the merger agreement, may waive inaccuracies in the representations or warranties or may waive compliance with any agreements or conditions for the benefit of each party.

The Voting Agreements

        Concurrent with the execution of the merger agreement, the directors and officers of Finisar, as well as two stockholders affiliated with two directors of Finisar, who as of July 1, 2008 collectively hold an aggregate of approximately 8.5% of the outstanding Finisar common stock, executed voting agreements under which they agreed to vote all of their shares of Finisar common stock in favor of approval of the issuance of shares of Finisar common stock in connection with the merger. At the same time, the directors and officers of Optium, as well as two significant stockholders affiliated with two directors of Optium, who as of July 1, 2008 collectively hold an aggregate of approximately 34.1% of the outstanding Optium common stock, executed voting agreements under which they agreed to vote all of their shares of Optium common stock in favor of adoption and approval of the merger agreement and the approval of the merger. In addition, those voting agreements obligate these stockholders of Finisar and Optium to vote their shares against certain extraordinary corporate transactions or other matters that would hinder or conflict with the merger agreement.

        Each of these stockholders has also, pursuant to the voting agreement, given either Finisar or Optium an irrevocable proxy to vote all shares of Finisar common stock or Optium common stock issued and outstanding and beneficially owned by him as of the date of the voting agreements, as well as any shares acquired by him after the date of and prior to the termination of the voting agreements, for adoption and approval of the merger agreement and approval of the merger and any actions required to facilitate its completion. These proxies also permit Finisar or Optium, as the case may be, to vote the stockholder's shares against certain extraordinary corporate transactions or other matters that would hinder or conflict with the merger agreement.

        The voting agreements will terminate on the earliest of:

  •
  termination of the merger agreement;

  •
  a change in the recommendation of the board of directors of the company to whom the proxy was given; or

  •
  consummation of the merger.

        In addition, each stockholder has agreed in the voting agreement that, prior to the termination of the voting agreement, the stockholder will not, directly or indirectly sell, transfer or otherwise dispose of any shares of Optium or Finisar common stock beneficially owned by him as of the date of the voting agreement, as well as any shares acquired by him after the date of and prior to the termination of the voting agreement.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

        The following unaudited pro forma condensed combined financial statements give effect to the proposed merger of a wholly-owned subsidiary of Finisar with Optium. The merger will be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standard (SFAS) No. 141, Business Combinations. Under the purchase method of accounting, the total estimated purchase price, calculated as described in Note 1 to these unaudited pro forma condensed combined financial statements, is allocated to the net tangible and intangible assets of Optium, based on their fair values as of the completion of the merger. Management's estimates of the fair values are reflected in these unaudited pro forma condensed combined financial statements. A final determination of these fair values, which cannot be made prior to the completion of the merger, will include management's consideration of a final valuation prepared by an independent valuation specialist. This final valuation will be based on the actual net tangible and intangible assets of Optium that exist as of the closing of the merger.

        The unaudited pro forma condensed combined balance sheet as of April 30, 2008 gives effect to the proposed merger as if it occurred on April 30, 2008 and, due to the different fiscal period ends, combines the historical balance sheet of Finisar at April 30, 2008 and the historical balance sheet of Optium at May 3, 2008. The Finisar consolidated balance sheet information was derived from its audited April 30, 2008 consolidated balance sheet included elsewhere in this joint proxy statement/prospectus and the Optium consolidated balance sheet information was derived from its unaudited May 3, 2008 consolidated balance sheet contained in its Form 10-Q for the nine months ended May 3, 2008. The unaudited pro forma condensed combined statement of operations for the year ended April 30, 2008 is presented as if the transaction had been consummated on May 1, 2007 and, due to the different fiscal period ends, combines the historical results of Finisar for the fiscal year ended April 30, 2008 and the historical results of Optium for the twelve months ended May 3, 2008, which results were derived from Optium's quarterly report on Form 10-Q for the nine months ended May 3, 2008, and its annual report on Form 10-K for the three months ended July 28, 2007.

        The unaudited pro forma condensed combined financial statements have been prepared by Finisar management for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had Finisar and Optium been a combined company during the specified periods. The pro forma adjustments are based on the information available at the time of the preparation of this joint proxy statement/prospectus. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Finisar included in this joint proxy statement/prospectus; the historical results of Optium for the nine months ended May 3, 2008 included in its quarterly report on Form 10-Q filed with the SEC on June 16, 2008; and the historical results of Optium for the fiscal year ended July 28, 2007 included in its annual report on Form 10-K filed with the SEC on October 24, 2007.

        The unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values. Further, the unaudited pro forma condensed combined financial statements do not include any adjustments for the anticipated benefits from cost savings or synergies of Finisar and Optium operating as a combined company or for liabilities resulting from integration planning, as managements of Finisar and Optium are in the process of making these assessments and estimates of these costs are not currently known. However, liabilities ultimately may be recorded for severance, relocation or retention costs in subsequent quarters related to employees of both companies, the costs of vacating certain leased facilities of either company or other costs associated with exiting or transferring activities between companies that would affect amounts in the pro forma condensed combined financial statements. A substantial portion of these expenditures is expected to be related to restructuring at closing and therefore will be recorded as assumed liabilities from Optium and will increase goodwill.

        There are no intercompany balances or transactions between Finisar and Optium. Certain reclassifications have been made so that historical amounts included in Optium's financial statements conform to Finisar's presentation.

        Amounts preliminarily allocated to intangible assets with definite lives may increase significantly, which could result in a material increase in amortization of intangible assets. Therefore, the actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma condensed combined financial statements. In addition to the receipt of the final valuation, changes in Finisar's stock price, the impact of ongoing integration activities, and other changes in the net tangible and intangible assets of Optium that occur prior to completion of the merger could cause material differences in the information presented.

        In conjunction with the proposed merger, the accounting policies of Finisar and Optium will be reviewed for consistency. Where differences exist, Finisar may elect to adopt changes in accounting principles in accordance with SFAS No. 154, Accounting Changes and Error Corrections.

FINISAR CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of April 30, 2008

	Historical
	April 30, 2008
		May 3, 2008
			Pro forma Adjustments		Pro forma Combined
	Finisar	Optium
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$79,442	$42,614	$(11,419	) (1)	$110,637
Short-term available-for-sale investments	30,577	3,600	—		34,177
Restricted cash, short-term	—	415	—		415
Accounts receivable, net of allowance for doubtful accounts	48,005	32,758	—		80,763
Accounts receivable, other	12,408	—	—		12,408
Inventories	82,554	27,699	624	(4)	110,877
Deferred tax assets	—	6,219	(6,219	) (10)	—
Prepaid expenses	7,652	1,941	(281	) (8)	9,312

Total current assets	260,638	115,246	(17,295)		358,589
Long-term available-for-sale investments	9,236	—	—		9,236
Property, plant, and improvements, net	89,847	16,164	—		106,011
Purchased technology, net	11,850	1,705	(1,705	) (2)	51,850
			40,000	(5)
Other intangible assets, net	17,183	—	—		17,183
Goodwill, net	88,242	38,993	(38,993	) (2)	222,698
			134,456	(3)
Minority investments	13,250	—	—		13,250
Deferred tax assets	—	7,776	(7,776	) (10)	—
Other assets	3,241	612	—		3,853

Total assets	$493,487	$180,496	$108,687		$782,670

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$43,040	$28,768	$—		$71,808
Accrued compensation	14,397	2,666	—		17,063
Other accrued liabilities	23,397	2,874	—		26,271
Deferred revenue	5,312	—	—		5,312
Current portion of other long-term liabilities	2,436	31	—		2,467
Convertible notes	101,918	—	—		101,918
Non-cancelable purchase obligations	3,206	—	—		3,206

Total current liabilities	193,706	34,339	—		228,045
Long-term liabilities:					—
Convertible notes	150,000	—	—		150,000
Other long-term liabilities	18,911	404	—		19,315
Deferred income taxes	8,903	—	16,000	(11)	24,903

Total long-term	177,814	404	16,000		194,218
Stockholders' equity	121,967	145,753	(145,753	) (6)	360,407
			241,987	(7)
			(3,547	) (9)

Total liabilities and stockholders' equity	$493,487	$180,496	$108,687		$782,670

        See accompanying notes to Finisar Corporation unaudited pro forma condensed combined financial statements.

FINISAR CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the twelve months ended April 30, 2008

	Historical
			Pro forma Adjustments		Pro forma Combined
	Finisar	Optium
	(In thousands, except per share data)
Revenues
Optical subsystems and components	$401,625	$148,200	$—		$549,825
Network performance test systems	38,555	—	—		38,555

Total revenues	440,180	148,200	—		588,380
Cost of revenues	292,161	109,433	—		401,594
Amortization of acquired developed technology	6,501	—	6,408	(1)	12,909

Gross profit	141,518	38,767	(6,408)		173,877

Operating expenses:
Research and development	76,544	22,043	—		98,587
Sales and marketing	40,006	23,630	(614	) (4)	63,022
General and administrative	40,259	—	—		40,259
Acquired in-process research and development	—	10,000	—		10,000
Amortization of purchased intangibles	1,748	320	(320	) (2)	3,340
			1,592	(2)
Impairment of goodwill and intangible assets	45,433	—	—		45,433

Total operating expenses	203,990	55,993	658		260,641
Loss from operations	(62,472)	(17,226)	(7,066)		(86,764)

Interest income	5,805	2,804	(300	) (3)	8,309
Interest expense	(17,236)	(24)	—		(17,260)
Other income (expense), net	(298)	37	—		(261)

Loss before income taxes	(74,201)	(14,409)	(7,366)		(95,976)
Provision (benefit) for income taxes	2,233	(13,083)	(3,200	) (5)	(14,050)

Net loss	$(76,434)	$(1,326)	$(4,166)		$(81,926)

Net loss per share—basic and diluted	$(0.25)	$(0.05)			$(0.17)

        See accompanying notes to Finisar Corporation unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

1.     Basis of Presentation

        On May 15, 2008, Finisar and Optium entered into a definitive agreement pursuant to which the two companies will be combined through the merger of a wholly-owned subsidiary of Finisar with and into Optium. The transaction is expected to close in Finisar's fiscal quarter ending November 2, 2008, subject to approval by the stockholders of both companies and the satisfaction of other customary conditions.

  Preliminary Estimated Purchase Price

        The total purchase price is estimated to be $249 million and is comprised of (in thousands):

Fair value of Finisar shares to be issued	$232,711
Fair value of vested Optium stock awards assumed	9,276
Acquisition related transaction costs	2,000
Earnout triggered upon merger completion	5,000

Total estimated purchase price	$248,987

  Fair Value of Shares to be Issued

        Under the terms of the merger agreement, Optium stockholders will receive 6.262 shares of Finisar common stock for each share of Optium common stock they own. Optium options and warrants will represent a corresponding right to acquire a number of shares of Finisar common stock based on the exchange ratio. Based on the number of shares of Optium common stock outstanding as of May 3, 2008, Finisar expects to issue approximately 160 million common shares in the proposed combination. For accounting purposes, the total estimated purchase price is based on a per share price of $1.45, which is the average of the closing market prices of Finisar's common stock for a period beginning two days before and ending two days after May 15, 2008.

  Fair Value Estimate of Stock Awards Assumed

        As of May 3, 2008, Optium had outstanding stock awards for the purchase of approximately 2.4 million shares of Optium common stock and 448,715 restricted stock units. In accordance with the merger agreement, 6.262 shares will be issued for each stock award and restricted stock unit assumed.

        The fair values of stock awards assumed were determined using a Black-Scholes valuation model with the following assumptions: weighted average expected life of 5 years; weighted average risk-free interest rate of 3.03%; expected volatility of 72.62% and no dividend yield. The fair values of the restricted stock units assumed were determined using a Black-Scholes valuation model with the following assumptions: weighted average expected life of 1.5 years; weighted average risk-free interest rate of 2.07%; expected volatility of 63.3% and no dividend yield. The fair values of the Optium unvested stock awards and restricted stock units assumed will be recorded as operating expenses on a straight-line basis over the remaining service periods, while the values of the vested options are included in the total purchase price.

  Acquisition Related Transaction Costs

        Acquisition related transaction costs include estimated legal, accounting and financial advisory fees and other external costs directly related to the acquisition.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS (Continued)

  Earnout Triggered Upon Merger

        Pursuant to the agreement under which Optium acquired Kailight Photonics Inc., on May 15, 2007, Optium will be required to pay an additional $5 million in purchase consideration as a result of the merger.

  Preliminary Estimated Purchase Price Allocation

        Under the purchase method of accounting, the total estimated equity purchase price shown in the table above is allocated to the net tangible and intangible assets of Optium based on their estimated fair values as of the date of the completion of the merger. The costs of the merger will be allocated to the assets acquired and liabilities assumed according to their respective fair values, with the excess purchase price being allocated to goodwill. Based on information currently available, and subject to potentially material changes upon receipt of a valuation after completion of the merger and other factors as described in the introduction to these unaudited pro forma condensed combined financial statements, the preliminary estimated purchase price is allocated as follows (in thousands):

Tangible assets acquired and liabilities assumed
Cash and short-term investments	$46,214
Other current assets	63,437
Fixed assets	16,164
Other non-current assets	612
Accounts payable and accrued liabiblities	(34,308)
Deferred tax liability	(16,000)
Other liabiliites	(5,135)

Net tangible assets	70,984
Identifiable intangible assets	40,000
In-process research and development	3,547
Goodwill	134,456

Total estimated purchase price	$248,987

        Finisar has not identified any pre-acquisition contingencies where the related asset, liability or impairment is probable and the amount of the asset, liability or impairment can be reasonably estimated. Prior to the end of the purchase price allocation period, if information becomes available which would indicate it is probable that such events have occurred and the amounts can be reasonably estimated, such items will be included in the purchase price allocation.

  Tangible Assets Acquired and Liabilities Assumed

        Of the total estimated purchase price, a preliminary estimate of $71.0 million has been allocated to net tangible assets based on information currently available. Tangible assets and liabilities are being valued at net book value, which are estimated to approximate fair market value.

  Identifiable Intangible Assets

        Finisar has estimated the fair value of the acquired identifiable intangible assets, which are subject to amortization, using the income approach. These estimates are based on a preliminary valuation and are subject to further review by management and adjustments (which may be material) at the closing date of the merger, which may reflect, among other things, the effect of Optium's operations between

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS (Continued)

the preliminary valuation date of April 30, 2008 and the closing date. The following table sets forth the components of these intangible assets and their weighted average estimated useful lives at April 30, 2008 (in thousands):

	Amount	Estimated Useful Life
Existing developed technology	$32,039	5 years
Customer relationships	7,961	5 years

Total identifiable intangible assets	$40,000

        The preliminary estimated value of existing developed technology of approximately $32 million includes products that are already technologically feasible, including optical transceivers which function at 10 Gbps, optical transponders which function at 10 and 40 Gbps, ROADMs and specialty products for analog and cable television applications. For pro forma purposes, the preliminary estimated value of patents is included in existing developed technology and consists primarily of intellectual property associated with transponders for 10 and 40 Gbps applications and ROADM products used in telecom networks. Existing customer relationships have also been valued at $8 million. Finisar will amortize the existing developed technology and patents and customer relationships totaling approximately $40 million on a straight-line basis over an average estimated remaining useful life of five years.

  In-Process Research and Development

        Of the total estimated consideration to be paid, a preliminary estimate of $3.5 million has been allocated to in-process research and development and will be charged to expense in the period during which the merger is completed. In-process research and development represents that portion of the consideration paid in a merger related to research and development activities which: (i) have not demonstrated their technological feasibility, and (ii) have no alternative future uses. Due to its non-recurring nature, the in-process research and development expense has been excluded in the unaudited pro forma condensed combined statement of operations. The preliminary estimate is based on management's experience with in-process research and development acquired in previous acquisitions. Further investigation and analysis will be required to complete the valuation of the acquired in-process research and development, including the risk of successful development of technology subject to the projects, the time required to complete the projects and the estimated costs to complete development of the projects.

  Goodwill

        Of the total estimated consideration to be paid, a preliminary estimated amount of approximately $134.5 million has been allocated to goodwill. Goodwill represents the excess of the purchase price of an acquired business over the fair value of the underlying net tangible and intangible assets. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill resulting from business combinations will not be amortized but instead will be tested for impairment at least annually (more frequently if certain indicators are present). In the event that the management of Finisar determines that the value of goodwill has become impaired, Finisar will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS (Continued)

2.     Pro Forma Adjustments

        Pro forma adjustments are necessary to reflect the estimated consideration paid, to adjust amounts related to the net tangible and intangible assets of Optium to a preliminary estimate of their fair values, to reflect the amortization expense related to the estimated amortizable intangible assets and to reflect changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets.

        The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

  Footnotes to Pro Forma Condensed Combined Balance Sheet

(1)
To record cash to be used for Finisar's and Optium's estimated transaction costs and payment of an additional $5 million in purchase consideration for the Kailight Photonics Inc. acquisition that becomes due as result of the merger.

(2)
To reverse goodwill and other intangible assets from acquisitions previously consummated by Optium.

(3)
To record estimated goodwill.

(4)
To reflect the fair market value of Optium's finished goods inventory, less the estimated cost to sell that inventory.

(5)
To record the estimated purchased intangible assets, excluding goodwill, net of amortization.

(6)
To reverse Optium's historical equity balances.

(7)
To record Finisar's equity consideration for the merger, net of income statement adjustments.

(8)
To eliminate Finisar's direct acquisition costs recorded as a prepaid expense.

(9)
To reflect the estimated fair value of in-process research and development. Because this expense is directly attributable to the merger and will not have a continuing impact, it is not reflected in the pro forma condensed combined statement of operations. However, this item will be recorded as an expense in the period that the merger with Optium is completed.

(10)
To record a valuation allowance against deferred tax assets. The valuation allowance has been recorded due to uncertainty regarding the timing and extent of Finisar's future profitability.

(11)
To record a deferred tax liability as a result of recording the amortizable intangible assets.

  Footnotes to Pro Forma Condensed Combined Statement of Operations

(1)
To record amortization of acquired identifiable intangible assets from the merger—existing technology.

(2)
To reverse amortization of intangible assets from acquisitions previously consummated by Optium and record amortization of intangible assets from the merger.

(3)
To record the reduction in investment income resulting from the reduced cash balance after payments to effect the merger.

(4)
To eliminate non-recurring charges related to the merger.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS (Continued)

(5)
Reflects the tax impact of the pro forma adjustments at Finisar's marginal effective tax rate of 0% based on the tax jurisdiction applicable to each adjustment.

3.     Pro Forma Earnings Per Share

        The pro forma basic and diluted earnings per share amounts presented in Finisar's unaudited pro forma condensed combined statement of operations are based upon the weighted average number of shares of Finisar common stock outstanding and are adjusted for the estimated number of shares to be issued and assumed.

Year Ended April 30, 2008
(In thousands)
Basic and diluted weighted average shares outstanding	308,680
Shares estimated to be issued by Finisar	160,457

Pro forma weighted average shares outstanding	469,137

FINISAR BUSINESS

Overview

        Finisar is a leading provider of optical subsystems and components that connect local area networks, or LANs, storage area networks, or SANs, and metropolitan area networks, or MANs. Finisar's optical subsystems consist primarily of transceivers which provide the fundamental optical-electrical interface for connecting the equipment used in building these networks. These products rely on the use of semiconductor lasers in conjunction with integrated circuit design and novel packaging technology to provide a cost-effective means for transmitting and receiving digital signals over fiber optic cable using a wide range of network protocols, transmission speeds and physical configurations over distances of 70 meters to 200 kilometers. Finisar's line of optical components consists primarily of packaged lasers and photodetectors used in transceivers, primarily for LAN and SAN applications and passive optical components used in building MANs. Finisar's manufacturing operations are vertically integrated and include integrated circuit design and internal assembly and test capabilities for its optical subsystems products, as well as key components used in those subsystems. Finisar sells its optical subsystem and component products to manufacturers of storage and networking equipment such as Brocade, Cisco Systems, EMC, Emulex, Hewlett-Packard Company, Huawei, IBM and Qlogic.

        Finisar also provides network performance test systems primarily to leading storage equipment manufacturers such as Brocade, EMC, Emulex, Hewlett-Packard Company and Qlogic for testing and validating equipment designs.

        Finisar was incorporated in California in April 1987 and reincorporated in Delaware in November 1999. Finisar's principal executive offices are located at 1389 Moffett Park Drive, Sunnyvale, California 94089, and its telephone number at that location is (408) 548-1000.

Industry Background and Markets

  Optical Subsystems and Components

  Industry Background

        Computer networks are frequently described in terms of the distance they span and by the hardware and software protocols used to transport and store data. The physical medium through which signals are best transmitted over these networks depends on the amount of data or bandwidth to be transmitted, expressed as gigabits per second, or Gbps, and the distance involved. Voice-grade copper wire can only support connections of about 1.2 miles without the use of repeaters to amplify the signal, whereas optical systems can carry signals in excess of 60 miles without further processing. Early computer networks had relatively limited performance requirements, short connection distances and low transmission speeds and, therefore, relied almost exclusively on copper wire as the medium of choice. At speeds of more than 1 Gbps, the ability of copper wire to transmit more than 300 meters is limited due to the loss of signal over distance as well as interference from external signal generating equipment. The proliferation of electronic commerce, communications and broadband entertainment has resulted in the digitization and accumulation of enormous amounts of data. Thus, while copper continues to be the primary medium used for delivering signals to the desktop, even at 1 Gbps, the need to quickly transmit, store and retrieve large blocks of data across networks in a cost-effective manner has increasingly required enterprises and service providers to use fiber optic technology to transmit data at higher speeds over greater distances and to expand the capacity, or bandwidth, of their networks.

        A LAN typically consists of a group of computers and other devices that share the resources of one or more processors or servers within a small geographic area and are connected through the use of hubs (used for broadcasting data within a LAN), switches (used for sending data to a specific destination in a LAN) and routers (used as gateways to route data packets between two or more LANs or other large networks). In order to switch or route optical signals to their ultimate destination, they must first be converted to electrical signals which can be processed by the switch, router or other networking equipment and then retransmitted as optical signals to the next switching point or ending destination. As a result, data networking equipment typically contains multiple connection points, or ports, in which various types of transceivers or transponders are used to transmit and receive signals to and from other networking equipment over various distances using a variety of networking protocols.

        LANs typically use the Ethernet protocol to transport data packets across the network at distances of up to 500 meters at speeds of 1 to 10 Gbps. Because most residential and business subscriber traffic begins and ends over Ethernet, it has become the de facto standard user interface for connecting to the public network. And, while Ethernet was originally developed as a data-oriented protocol, it has evolved to support a wide range of services including digital voice and video as well as data. In response to continually increasing bandwidth and performance requirements, the Gigabit Ethernet standard, which allows LANs to operate at 1 Gbps, was introduced in 1998. A 10 Gbps version of Ethernet, or 10 GigE, was introduced in 2002. A version known as OC-192, based on the Synchronous Optical Network, or SONET, and the Synchronous Digital Hierarchy, or SDH, communications standards, capable of transmitting at 10 Gbps, became available at approximately the same time. While early 10 Gbps applications were focused on aggregating longer distance applications, more recently, demand has emerged for 10 GigE-based systems that can transport data up to 300 meters over multimode fiber typically installed in most commercial buildings.

        A SAN is a high-speed subnetwork imbedded within a LAN where critical data stored on devices such as disk arrays, optical disks and tape backup devices is made available to all servers on the LAN thereby freeing the network servers to deliver business applications, increasing network capacity and improving response time. SANs were originally developed using the Fibre Channel protocol designed for storing and retrieving large blocks of data. A SAN based on the Fibre Channel protocol typically incorporates the use of file servers containing host-bus adapters, or HBAs, for accessing multiple storage devices through one or more switches, thereby creating multiple paths to that storage. The Fibre Channel interconnect protocol, operating at 1 Gbps, was introduced in 1995 to address the speed, distance and connectivity limitations of copper-based storage solutions using the Small Computer Interface, or SCSI, interface protocol while maintaining backward compatibility with the installed base of SCSI-based storage systems. Fibre Channel specifications include the capability for transmitting data at 2, 4, 8, 16 and 32 Gbps.

        A number of new storage technologies have been introduced to lower the cost and complexity of deploying Fibre Channel-based storage networks. Since its introduction in 2003, small and medium size storage networks have been developed based on the Internet Small Computer System Interface protocol, or iSCSI. Other solutions designed to reduce the cost of storage networks allow for the direct attachment of storage systems to the network without requiring a host, also known as Network Attached Storage, or NAS. In 2007, the Fibre Channel over Ethernet standard, or FCoE, was introduced which enables Fibre Channel data packets to be encapsulated within Enhanced Ethernet frames. This standard utilizes the additional bandwidth created at transmission speeds of 10 Gbps and higher to combine different types of data traffic for storage (Fibre Channel), LAN traffic (TCP/IP) and various server clustering protocols such as Infiniband that previously required their own separate infrastructure within a data center. As a result, FCoE will enable the creation of a single converged network within a data center, rather than two or three networks as previously required. Since a single server will be able to use a single network interface card to accommodate the various types of traffic in FCoE-based networks, the number of cables and connections in such a network can be reduced with fewer, but higher-speed connections. In addition, the FCoE protocol will be able to utilize Ethernet-based technology currently under development for transmitting signals at speeds of 40 and 100 Gbps.

        Due to the cost effectiveness of the optical technologies involved, transceivers for both LANs and SANs have been developed using vertical cavity surface emitting lasers, or VCSELs, to transmit and receive signals at the 850 nanometer, or nm, wavelength over relatively short distances through multi-mode fiber. Most LANs and SANs operating today at 1, 2 and 4 Gbps over distances of up to 70 meters, incorporate this VCSEL technology. The same technology has recently been employed to build LANs and iSCSI-based SANs operating at 10 Gbps and, beginning in 2008, will be used to build Fibre Channel-based SANs operating at 8 Gbps.

        A MAN is a regional data network typically covering an area of up to 50 kilometers in diameter that allows the sharing of computing resources on a regional basis within a town or city. The portion of a MAN that connects a LAN or SAN to a public data network is frequently referred to as the First Mile. MANs typically use the SONET and SDH communications standards to encapsulate data to be transmitted over fiber optic cable due to the widespread use of this standard in legacy telecommunication networks. However, MANs can also be built using the Ethernet standard, also known as Metro Ethernet, which can typically result in savings to the network operator in terms of network infrastructure and operating costs.

        A wide area network, or WAN, is a geographically dispersed data communications network that typically includes the use of a public shared user network such as the telephone system, although a WAN can also be built using leased lines or satellites. Similar to MANs, a terrestrial WAN uses the SONET/SDH communications standard to transmit information over longer distances due to its use in legacy telecommunication networks.

        Transceivers and transponders used in building MANs and WANs typically require the use of Fabry Perot, or FP, distributed feedback, or DFB, and externally modulated lasers operating at wavelengths of 1310 nm or 1550 nm in order to send signals longer distances through single mode fiber.

  Addressable Markets

        According to industry analyst Lightcounting Inc., total sales of transceiver and transponder products in 2007 were estimated to be approximately $2.1 billion. Of this total, approximately $440 million represented sales of transceivers used for LAN and SAN applications incorporating optical technologies to generate and receive signals up to 500 meters; approximately $400 million represented sales of transceivers for longer distance MANs using the Ethernet and Fibre Channel protocols; approximately $885 million represented sales of transceivers and transponders used in building MANs that are compliant with the SONET/SDH protocol; and approximately $375 million was related to products used in building fiber-to-the-home/curb networks and parallel optics applications such as backplanes for switches and routers.

        According to Lightcounting, the market for transceivers and transponders operating at 10 to 40 Gbps represented approximately $960 million in 2007. Of this total market, approximately $175 million was for short distance LAN applications, $145 million was for longer distance MANs using the Ethernet protocol, and $640 million represented sales of transceivers and transponders for SONET/SDH networks. Finisar believes that the market for these higher speed products will grow faster than other segments of the transceiver and transponder market in order to address the increasing bandwidth and storage demands required by future networks.

        Additional markets exist for optical products designed primarily for longer distance WAN applications such as laser and detector modules, dispersion compensators, channel monitors, optical amplifiers, reconfigurable optical add-drop multiplexers, or ROADMs, and line card applications for very long-haul transmission. Additional opportunities may exist for the application of Finisar's underlying optical technologies to non-communications markets. Finisar may decide to enter one or more of these markets in the future.

        Finisar's future revenue potential for optical products will ultimately depend on the growth, or lack thereof, in its underlying markets, the extent to which Finisar is able to offer new products, particularly for higher-speed applications, which will expand Finisar's addressable market, the willingness of customers to devote resources to qualifying these new products, Finisar's market share and average selling prices.

  Demand for Optical Subsystems and Components Used in LANs and SANs

        The demand for optical subsystems and components used in building LANs and SANs is driven primarily by spending within the business enterprise. That demand is heavily influenced by the growth in information generated by a business enterprise which must be stored and retrieved in a timely manner and made available to users located over a wide geographic area. With the evolution of the internet, the amount of data to be stored has increased to the point where the cost of managing and protecting this data has become the primary cost of a typical information technology department. According to a recent study by industry analyst IDC, the amount of digital information created, captured or replicated in digital form totaled 281 exabytes in 2007 and is expected to grow at a compound growth rate of 60% per year through 2011 to reach 1,800 exabytes, or 10 times that produced in 2006. This growth is being driven in part by video-centric files and data generated by the broadcast, media, entertainment, medical and security industries as well as by the proliferation of video-capable mobile computing devices. While much of this data is transient in nature and does not need to be stored, a growing portion of the total will need to be preserved due to regulatory pressures and the desire to use and protect personal information. As a result, IDC expects enterprise storage requirements to grow by a similar amount through 2011.

        To handle this growth in storage requirements, SANs capable of transmitting at 2 Gbps began being deployed in 2001 and SANs operating at 4 Gbps became the dominant SAN solution in 2006. Equipment providers have begun developing solutions operating at 8 Gbps which Finisar believes will begin to be deployed in 2008. With the introduction of lower cost 10 Gbps transceivers, industry analysts believe that, over time, FCoE-based solutions may become more popular than Fibre Cannel SANs due to their lower cost and ease of installation and administration.

        Because SANs enable the sharing of resources thereby reducing the required investment in storage infrastructure, the continued growth in stored data is expected to result in the ongoing centralization of storage and the need to deploy larger SANs. The centralization of storage, in turn, is increasing the demand for higher-bandwidth solutions to provide faster, more efficient interconnection of data storage systems with servers and LANs as well as the need to connect at higher speeds over longer distances for disaster recovery applications.

        The future demand for equipment used to build SANs and the optical products to connect them will be influenced by a number of factors including:

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  the need to connect increasing numbers of storage devices and servers to a growing number of users;

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  the need to provide switched access to multiple storage systems simultaneously;

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  the increasingly mission-critical nature of stored data and the need for rapid access to this data;

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  the increase in bandwidth needed to store and retrieve larger files containing graphics and video content;

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  the expense and complexity associated with managing increasingly large amounts of data storage;

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  the increasing cost of downtime and the growing importance of disaster recovery capabilities;

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  the limitations of copper wiring in terms of speed versus distance;

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  the migration of smaller discrete SAN islands to single integrated SANs;

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  an increase in demand for higher bandwidth solutions as larger SANs serve a greater number of users across longer distances;

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  an increase in the number of IP-based SANs deployed by small and medium sized businesses due to the lower cost and reduced complexity associated with using the iSCSI or the emerging FCoE protocol in conjunction with networking equipment capable of operating at 10 Gbps; and

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  the growing popularity of blade servers and file virtualization which, while reducing the overall number of servers and ports, is expected to increase demand for optical ports in the data center, particularly those capable of transmitting and receiving signals at higher speeds.

  Demand for Optical Subsystems Used in Metropolitan Area Networks

        The demand for products used to build MANs is driven primarily by service providers as they seek to upgrade or build new networks to handle the growth in the bandwidth demands of business and residential users. These users now have extensive gigabyte per second transmission capacity in their buildings and local networks to connect to the public network. This has resulted in new "choke" points in today's network infrastructure: in the "First Mile" or "local loop" for network access and in MANs themselves, where islands of data are connected by a "copper straw" reducing transmission rates to megabits per second or slower over a combination of twisted pair copper wire, T-1 lines, frame relay and wireless links. These choke points are being eliminated with the deployment of equipment using Gigabit Ethernet and 10 GigE transceivers and transponders. Since the 10 GigE standard was ratified in June 2002, a number of optical products have been introduced for this protocol. These devices include transceivers packaged in various physical form factors, with designations such as Xenia, PAC and X2, all of which use a parallel data transmission method known as MAUI. These products have historically used 10 GigE links for aggregating data traffic for MAN applications.

        Another solution, known as XFP, supports 10 GigE directly through a high-speed serial interface in a smaller physical form factor. The XFP standard combines the advantages of smaller size and lower power requirements with the flexibility to handle data traffic transmitted on 10 GigE LANs and Fibre Channel-based SANs, as well as MANs and WANs using equipment supporting the SONET/SDH protocols.

        Demand for all of these products is tied closely to the demand for bandwidth. According to Cisco Systems, the amount of bandwidth usage devoted to transmitting IP traffic will grow at an estimated compound growth rate of 46% per year between 2007 and 2012 following a 55% increase in 2007.

        The amount of bandwidth to be added during the next several years and the networks to be built or upgraded to accommodate this growth will be influenced by several trends including:

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  The increasing number of subscribers to wireline and wireless services;

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  The rollout of competitive broadband networks by the telephony companies to offer voice, data, and video services to compete with cable networks; and

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  The increased availability of video-centric services such as video-on-demand, video-telephony/conferencing, video-mail and high definition television, or HDTV.

        The proliferation of video-based services is expected to have a significant impact on the amount of additional bandwidth to be required in the future. It is estimated that the amount of data contained in 30 minutes of video transmission is roughly equivalent to one year worth of e-mail traffic generated by the average user. The increasing deployment of high quality video services such as HDTV will have an even greater impact. Transmission speed of about 2 Mbps is required to deliver Standard Definition TV while 9 Mbps is required for High Definition TV. In order to receive HDTV video-on-demand service, a single household would need bandwidth capable of receiving data at a minimum of 20 Mbps since several HDTVs are likely to be in use at the same time.

        Standard transceivers allow point-to-point communications over a single wavelength. Multiplexing technologies are used to supply multi-gigabit bandwidth using transceivers that operate at very specific wavelengths so they can be bundled into systems that supply multiple wavelengths. Systems using coarse wavelength multiplexing, or CWDM, typically use only eight wavelengths, spaced 20 nm apart, while systems using dense wavelength division multiplexing, or DWDM, use up to 64 wavelengths. While offering less capacity than DWDM systems, CWDM systems are also far less complex than DWDM systems, which must be cooled and highly controlled, further adding to their cost. Finisar believes that new technologies such as 10 GigE used in conjunction with CWDM are likely to be the preferred solution in many MAN applications with DWDM solutions deployed where network congestion is particularly severe. Transponders that utilize tunable lasers in order to minimize the amount of inventory that must be maintained by systems builders to build such networks are expected to become increasingly popular.

        Cable networks have historically been able to deploy bandwidth to the end user using a combination of coaxial cable and fiber optic technologies enabling them to offer video-on-demand services as well as to broadcast signals. With the deployment of Voice-Over-Internet Protocol, or VoIP, technology these networks have been able to offer a single point of contact for the end customer for voice, data and video services giving them a distinct competitive advantage over telephony-based networks that have been limited to offering internet access and telephony services only. In response, telephony-based carriers have begun to upgrade their networks in order to be able to offer internet protocol television, or IPTV, services allowing them to provide a competitive bundled service offering. The network architectures being adopted by these carriers vary but are largely referred to as fiber-to-the-home, or FTTH, or fiber-to-the-curb, or FTTC, with FTTX used as a more general term for describing these network architectures based on the deployment of fiber optics closer to the end user in order to be able to increase the amount of bandwidth required to deliver these new services. The buildout of these networks has only recently begun. Nevertheless, Finisar believes that the construction of these next generation networks for MANs will stimulate the use of modular optical transceivers as the technology of choice as equipment designers develop next generation systems.

  Demand for Optical Products Used in Wireless Networks

        Wireless networks typically use fiber optic transmission to backhaul wireless traffic to the central office for switching. The deployment of next generation wireless networks, or 3G, is also expected to increase demand for connectivity using fiber optic technologies as a result of the increase in the number of subscribers served as well as new video services available to users of mobile devices that require greater bandwidth. While the use of fiber optics for backhauling mobile traffic from base stations has been a growing trend, more recently it has also been used to run traffic to the top of a cellular tower, especially for deploying 3G networks where the weight of the cabling becomes a key consideration.

  Network Performance Test Systems

  Industry Background

        Customers who use equipment to test the performance of packet-based networks such as Ethernet LANs and Fibre Channel SANs include original equipment manufacturers, or OEMs, who conduct extensive testing in the development of their products to ensure system performance and reliability, and operators of data centers who require their networks to be tested on an ongoing basis to ensure maximum uptime and to optimize performance in order to minimize the investment in expensive upgrades. Manufacturers of equipment for both LANs and SANs typically focus on the design and development of their own products and turn to specialized independent suppliers for state-of-the-art test equipment in order to accelerate the time required to develop new products. This test equipment consists of protocol analyzers, traffic generators, bit-error rate testers and load testers, for Ethernet as well as a wide array of storage-related protocols including Fibre Channel, iSCSI, SAS/SATA, PCI-Express, and the emerging Fiber Channel Over Ethernet protocol, or FCoE. Industry analyst Dell O'ro estimates that Fibre Channel-based equipment currently represents approximately 60% of the total sales of these products while iSCSI-based equipment represents approximately 30%. Most Fibre Channel-based equipment being sold today is designed to operate at 4 Gbps transmission rates, but new products operating at 8 Gbps are becoming available. Testing solutions for the SAS/SATA protocol used in the disk drive industry are also beginning to migrate from 3 Gbps to 6 Gbps.

  Addressable Markets

        According to industry analyst Frost and Sullivan, the worldwide market for SAN/Storage testing and analysis products is forecasted to be $94.8 million in 2008. Finisar's future revenue potential for testing products will ultimately depend on the growth, or lack thereof, in its underlying markets, the extent to which Finisar is able to offer new products, particularly for new protocols which will expand its addressable market, new products which will operate at higher data transmission speeds, Finisar's market share and average selling prices.

  Demand for High-Speed Data Communication Test Systems

        The market for testing equipment for LANS and SANs used by developers and manufacturers is expected to increase due to higher transmission speeds offset in part by a decrease in the demand for lower speed legacy products.

        The market for testing Gigabit Ethernet LANs is well established. As higher speed transmission protocols such as 10, 40 and 100 Gbps versions of Ethernet are introduced, system testing becomes more difficult, requiring increasingly sophisticated and specialized test systems capable of capturing data at high speeds, filtering the data and identifying various types of intermittent errors and other network problems. Finisar believes that these higher speeds will continue to drive new product designs by OEMs as well as the need to test that equipment and will be an important driver of demand for high performance, easy-to-use test systems for LANs. While Finisar currently offers products for testing Gigabit Ethernet LANs to distributors, sales of these products currently represent a relatively small percentage of Finisar's total revenue as Finisar focuses its resources primarily on the SAN testing market.

        Market research firm IDC recently reported that the worldwide revenue for external storage systems remains dominated by Fibre Channel systems which command a 70% market share. iSCSI systems represent less than 10% of the total market. The market for Fibre Channel-based test solutions required by OEMs to develop their storage networking solutions began to migrate from 4 Gbps solutions to 8 Gbps solutions in 2007. However, with the availability of lower cost 10 Gbps transceivers, Finisar believes testing solutions based on iSCSI, NAS as well the emerging FCoE protocol will become increasingly important in the future. Major inroads have been made by these protocols into the SAN market. Certain disk drive manufacturers have announced they will not offer an 8 Gbps Fibre Channel drive in the future but will offer 6 Gbps SAS or SATA solutions. While Fibre Channel will continue to remain the most robust solution for large SANs, Finisar believes that the demand for testing other storage protocols including iSCSI, SAS/SATA and FCoE may increase at the expense of Fibre Channel in the future. Finisar currently offers a range of products for all of these markets although, in light of its historical strength in Fibre Channel industry, Finisar may encounter a more competitive marketplace for these products in the future.

Business Strategy

        Finisar has become a leading supplier of optical products to manufacturers of LAN and SAN networking equipment due in part to its early work in the development of the Fibre Channel standard in the mid-1990s as well as its pioneering work in developing transceivers using VCSEL technology. As part of Finisar's business strategy, Finisar continues to actively serve on various standards committees in helping to influence the use of new cost-effective optical technologies.

        During the late 1990's through 2000, demand for storage and networking equipment and the optical components and subsystems that connect them was driven by new applications for the internet economy, and the storage and networking capacity that was built was far in excess of end user demand. With the resulting inventory correction in 2001, Finisar identified several important trends that it believed would have a significant influence on how the optical subsystems and components industry would evolve in the future. Among these trends were:

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  industry consolidation involving the combination of key competitors;

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  a reduction in the number of suppliers of optical subsystems to large customers as these customers sought to ensure the financial health of their supply chain;

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  a preference by large OEMs to use suppliers who are able to offer a broad product line;

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  the need for telecom carriers to enhance their legacy networks in order to compete more effectively with CATV networks who were going to bundle their voice, data and video services;

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  the expanded use of pluggable transceivers by telecom carriers in building out these networks over time;

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  ongoing pricing pressures which would require lower costs of production; and

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  a tighter supply chain as a result of the increasing use of customer and supplier inventory hubs which are intended to minimize future inventory corrections, but which also require suppliers to be able to respond more quickly to greater than expected demand.

        To address these trends, Finisar made a number of important strategic decisions in order to develop a vertically integrated business model to achieve lower costs of production and to broaden Finisar's product portfolio to enhance its competitive position. Among these decisions were the following:

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  May 2001:  Finisar acquired a former disk drive facility in Ipoh, Malaysia and developed an optical transceiver manufacturing capability in order to provide low-cost, off-shore production and to improve its ability to respond quickly to increased demand from customers;

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  March 2003:  Finisar acquired Genoa Corporation in Fremont, California along with its state-of-the-art wafer fabrication facility in order to develop an internal source of long wavelength lasers (both Fabry Perot and DFB type) and achieve lower production costs for transceivers used in MAN applications;

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  April 2004:  Finisar acquired a division of Honeywell Inc. engaged in the manufacture of VCSELs to gain access to an internal source of short-wavelength lasers to achieve lower production costs for transceivers used in LAN and SAN applications;

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  Fiscal 2001-2005:  Finisar invested in critical technologies, including an internal integrated circuit design capability, and a broader product portfolio;

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  January 2005:  Finisar acquired certain assets of the fiber optics division of Infineon Technologies AG to gain access to new customers and broaden its product portfolio, particularly for 10 GigE applications;

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  November 2005:  Finisar acquired certain assets of Big Bear Networks, Inc. related to 10 GigE and 40 Gbps applications; and

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  Fiscal 2007:  Finisar acquired AZNA, LLC and Kodeos Communications, Inc. to add critical technologies to cost effectively extend the transmission distance of 10 Gbps products and to broaden its product portfolio for 10 Gbps applications based on the 300-pin form factor used in SONET/SDH networks.

        As a result of these actions, Finisar has developed a vertically integrated business model that operates best when its factory and laser production facilities are highly utilized. In order to maintain Finisar's position as a leading supplier of fiber optic subsystems and components and network performance test systems, Finisar is continuing to pursue the following business strategies:

          Continue to Invest in or Acquire Critical Technologies.    Finisar's years of engineering experience, its multi-disciplinary technical expertise and its participation in the development of industry standards have enabled Finisar to become a leader in the design and development of fiber optic subsystems and components and network performance test systems. Finisar has developed and acquired critical skills that it believes are essential to maintain a technological lead in its markets including high speed semiconductor laser design and wafer fabrication, complex logic and mixed signal integrated circuit design, optical subassembly design, software coding, system design, and manufacturing test design. As a result of these technological capabilities, Finisar has been at the forefront of a number of important breakthroughs in the development of innovative products for fiber optic applications including the first transceiver incorporating digital diagnostics (1995), the first CWDM GBIC transceiver (2001), the first DWDM GBIC transceiver (2002) and the first 4 Gbps transceiver to ship in volume (2004). Finisar has also been a pioneer in the use of the XFP small form factor for 10 GigE applications, having shipped the first product based on this protocol in 2002, the first 40 km and 80 km versions in 2004 and a DWDM version in 2005. In the field of network performance testing, Finisar introduced the first Fibre Channel analyzer (1997), the first IP storage (iSCSI) protocol analyzer (2001), the first blade-based analysis system for multi-protocol SANs (2003), the first 4 Gbps and 10 Gbps Fibre Channel analyzers (2004), and the first 8 Gbps Fibre Channel analyzer (2007). In the process of investing in or acquiring critical technologies, Finisar has obtained 785 issued U.S. patents with another 647 patent applications pending in addition to numerous foreign patents and patent applications. Finisar intends to maintain its technological leadership through continual enhancement of its existing products and the development or acquisition of new products, especially those capable of higher speed transmission of data, with greater capacity, over longer distances.

          Expand Finisar's Broad Product Line of Optical Subsystems.    Finisar offers a broad line of optical subsystems which support a wide range of speeds, fiber types, voltages, wavelengths and distances and are available in a variety of industry standard packaging configurations, or form factors. Finisar's optical subsystems are designed to comply with key networking protocols such as Fibre Channel, Gigabit Ethernet, 10 GigE and SONET and to plug directly into standard port configurations used in its customers' products. The breadth of Finisar's optical subsystems product line is important to many of its customers who are seeking to consolidate their supply sources for a wide range of networking products for diverse applications, and Finisar is focused on the ongoing expansion of its product line to add key products to meet its customers' needs, particularly for 10 Gigabit Ethernet and SONET applications. Where time-to-market considerations are especially important in order to secure or enhance Finisar's supplier relationships with key customers, Finisar may elect to acquire additional product lines.

          Expand Finisar's Broad Product Line of Network Performance Test Systems.    Finisar offers a broad line of systems to assist its OEM customers in efficiently designing and testing their storage networking systems. Finisar believes that its test systems enable original equipment manufacturers to focus their attention on the development of new products, reduce overall development costs and accelerate time to market.

          Leverage Core Competencies Across Multiple, High-Growth Markets.    Finisar believes that fiber optic technology will remain the transmission technology of choice for multiple data communication markets, including Gigabit and 10-Gigabit Ethernet-based LANs and MANs, Fibre Channel-based SANs and SONET-based MANs and WANs. These markets are characterized by differentiated applications with unique design criteria such as product function, performance, cost, in-system monitoring, size limitations, physical medium and software. Finisar intends to target opportunities where its core competencies in high-speed data transmission protocols can be leveraged into leadership positions as these technologies are extended across multiple data communications applications and into other markets and industries such as automotive and consumer electronics products.

          Strengthen and Expand Customer Relationships.    Over the past 20 years, Finisar has established valuable relationships and a loyal base of customers by providing high-quality products and superior service. Finisar's service-oriented approach has allowed it to work closely with leading data and storage network system manufacturers, understand and address their current needs and anticipate their future requirements. Finisar intends to leverage its relationships with its existing customers as they enter new, high-speed data communications markets.

          Continue to Strengthen Finisar's Low-Cost Manufacturing Capabilities.    Finisar believes that new markets can be created by the introduction of new, low-cost, high value-added products. Lower product costs can be achieved through the introduction of new technologies, product design or market presence. Access to low-cost manufacturing resources is a key factor in the ability to offer a low-cost product solution. Finisar acquired a manufacturing facility in Ipoh, Malaysia in order to take advantage of low-cost, off-shore labor while protecting access to Finisar's intellectual property and know-how. In addition, access to critical underlying technologies, such as Finisar's VCSEL manufacturing capability, enables Finisar to accelerate its product development efforts to be able to introduce new low cost products more quickly. Finisar continues to seek ways to lower its production costs through improved product design, improved manufacturing and testing processes and increased vertical integration.

Products

        In accordance with the guidelines established by the Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"), Finisar has determined that its operates in two segments: optical subsystems and components; and network performance test systems. Finisar provides a broad line of complementary products within each of these segments.

  Optical Subsystems and Components

        Finisar's optical subsystems are integrated into its customers' systems and used for both short- and intermediate-distance fiber optic communications applications.

        Finisar's family of optical subsystem products consists of transmitters, receivers and transceivers principally based on the Gigabit Ethernet, Fibre Channel and SONET protocols. A transmitter converts electrical signals into optical signals for transmission over fiber optics. Receivers incorporating photo detectors convert incoming optical signals into electric signals. A transceiver combines both transmitter and receiver functions in a single device. Finisar's optical subsystem products perform these functions with high reliability and data integrity and support a wide range of protocols, transmission speeds, fiber types, wavelengths, transmission distances, physical configurations and software enhancements.

        Finisar's high-speed fiber optic subsystems are engineered to deliver value-added functionality and intelligence. Most of Finisar's optical subsystem products include a microprocessor with proprietary embedded software that allows customers to monitor transmitted and received optical power, temperature, drive current and other link parameters of each port on their systems in real time. In addition, Finisar's intelligent optical subsystems are used by some enterprise networking and storage system manufacturers to enhance the ability of their systems to diagnose and correct abnormalities in fiber optic networks.

        For SAN applications which rely on the Fibre Channel standard, Finisar currently provides a wide range of optical subsystems for transmission applications at 1 to 8 Gbps. Finisar currently provides optical subsystems for data networking applications based on the Ethernet standard for transmitting signals at 1 to 10 Gbps using the SFP, SFP+ and XFP form factor and, beginning in fiscal 2008, became qualified for shipping products for short-distance 10 Gbps Ethernet solutions using the more popular X2 form factor and the XAUI electrical interface. For SONET/SDH-based MANs, Finisar supplies optical subsystems which are capable of transmitting at 2.5, 10 and 40 Gbps. Finisar also offers products that operate at less than 1 Gbps for these SONET/SDH networks.

        Finisar offers a full line of optical subsystems for MANs using WDM technologies. Finisar's CWDM subsystems include every major optical transport component needed to support a MAN, including transceivers, optical add/drop multiplexers, or OADMs, for adding and dropping wavelengths in a network without the need to convert to an electrical signal and multiplexers/demultiplexers for SONET, Gigabit Ethernet and Fibre Channel protocols. CWDM-based optical subsystems allow network operators to scale the amount of bandwidth offered on an incremental basis, thus providing additional cost savings during the early stages of deploying new IP-based systems. Finisar offers DWDM-based transceivers in the SFP and XFP form factor and, with the acquisition of Kodeos and AZNA, now offer a tunable 300-pin 10 Gbps transponder as well as other subassemblies for DWDM solutions.

        As a result of several acquisitions, Finisar has gained access to leading-edge technology for the manufacture of a number of active and passive optical components including VCSELs, FP lasers, DFB lasers, PIN detectors, fused fiber couplers, isolators, filters, polarization beam combiners, interleavers and linear semiconductor optical amplifiers. Most of these optical components are used internally in the manufacture of Finisar's optical subsystems. Finisar currently sells VCSELs and limited quantities of other components in the so-called "merchant market" to other subsystems manufacturers.

        Of the estimated $2.1 billion market for transceivers and transponders in calendar 2007, Finisar's sales of transceiver and transponder products for LAN, SAN and MAN applications totaled approximately $360 million, excluding sales of optical components. Of this amount, approximately $183 million was from sales of products for LAN and SAN applications, $87 million was from sales of products for longer distance Ethernet and Fibre Channel applications and $90 million was from sales of SONET/SDH transceivers and transponders. Sales of transceivers and transponders operating at 10 to 40 Gbps totaled approximately $80 million in calendar 2007.

        Finisar does not currently offer products for all segments of the transceiver and transponder market. For example, Finisar does not offer any products used in building fiber-to-the-home/curb networks or for parallel optics applications such as backplanes for switches and routers. The total market for these products was approximately $375 million in 2007. Finisar also does not offer a number of products for the faster growing 10 to 40 Gbps market applications such as 300-pin transponders for 10 Gbps applications, which represented approximately $350 million of the $2.1 billion market for transceivers and transponders in 2007, and Finisar did not offer a number of products for 10 Gbps Ethernet applications which use the XAUI electrical interface until the end of fiscal 2007. Finisar is either in qualification or is developing products for all of these markets.

  Network Performance Test Systems

        Finisar's testing and analysis solutions allow engineers, service technicians and network managers to generate and capture data at high speeds, filter the data and identify various types of intermittent errors and other network problems for SANs, LANs, wireless networks, voice-over-internet protocol applications and newly emerging technologies including 10 GigE, iSCSI, FCIP, SAS/SATA and FCoE. Finisar's network performance test products are sold primarily to system manufacturers who use such equipment in the development of new products for SANs. Finisar believes it has a significant share of this market.

        Finisar's products for testing solutions include its Xgig product platform for Fibre Channel, SAS/SATA and Ethernet SANs (10GbE, iSCSI and FCIP) and other specialized equipment for testing SANs and LANs at high speeds or for network functionality and reliability.

        The Xgig is the industry's first "blade based" approach to testing SAN/Storage equipment and allows multiple protocols to be tested within the same hardware platform. Separate blades exist for the following capabilities:

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  traffic analysis (analyzers) at 1, 2, 4, 6, 8 and 10 Gbps that capture data traffic into a large memory buffer so that the data can be analyzed by developers to detect problems on a Fibre Channel, SAS/SATA or Ethernet network;

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  jammers that inject errors into data networks to simulate how the network responds and recovers from such problems;

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  bit-error rate testers, or BERTs, that debug and test switches and disk array products; and

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  hardware (THG) and software (Surveyor) for monitoring Gigabit Ethernet networks.

        Finisar also offers other specialized test equipment including generators for generating Fibre Channel traffic to stress SAN networks which are typically used in conjunction with an analyzer.

        Because of Finisar's early work in developing the Fibre Channel standard in 1995, Finisar has generally invested more heavily in equipment used in the development of SANs. Finisar's revenues totaled $37 million in calendar 2007, but its does not yet have products which address all aspects of these markets. Finisar introduced a traffic generator/load tester for Fibre Channel applications and a protocol analyzer and traffic generator for SAS/SATA applications during fiscal 2008. Finisar's ability to penetrate the 6 Gbps SAS/SATA market will be tied to the finalization of specifications for that protocol which are not expected until the latter part of 2008.

        Most of these network performance testing products require a sales channel that addresses a relatively small number of systems manufacturers. Finisar developed a product for monitoring end user SANs called NetWisdom which required a sales channel which could access the end-user data center customers. Revenue from the sale of this product in fiscal 2008 totaled approximately $3.5 million. In June 2008, Finisar transferred certain assets, know-how and employees related to the NetWisdom product line to a new company in which Finisar will retain a minority ownership position.

Customers

        To date, Finisar's revenues have been principally derived from sales of optical subsystems and components to a broad base of original equipment manufacturers. Sales to these customers accounted for 91% of Finisar's total revenues in fiscal 2008 and 2007, and 89% in fiscal 2006, with the remainder of revenues in each year representing sales of network performance test systems. Sales of products for LAN and SAN applications represented 50%, 60% and 61% of Finisar's total optical subsystems revenues in fiscal 2008, 2007 and 2006, respectively. Finisar's network performance test systems are sold primarily to original equipment manufacturers for testing and validating equipment designs. Most of Finisar's network performance test revenues in 2008 were derived from sales of test equipment to manufacturers of SAN networking equipment. Sales to Finisar's top three customers represented approximately 33% of its total revenues in fiscal 2008, 33% in fiscal 2007 and 34% in fiscal 2006. Sales to Cisco Systems accounted for 21%, 21% and 22% of Finisar's total revenues in fiscal 2008, 2007 and 2006, respectively. No other customer accounted for more than 10% of Finisar's total revenues in any of these years.

Technology

        The development of high quality fiber optic subsystems and components and network performance test systems for high-speed data communications requires multidisciplinary expertise in the following technology areas:

          High Frequency Integrated Circuit Design.    Finisar's fiber optic subsystems development efforts are supported by an engineering team that specializes in analog/digital integrated circuit design. This group works in both silicon, or Si CMOS, and silicon germanium, or SiGe BiCMOS, semiconductor technologies where circuit element frequencies are very fast and can be as high as 40 Gbps. Finisar has designed proprietary circuits including laser drivers, receiver pre-and post-amplifiers and controller circuits for handling digital diagnostics at 1, 2, 4, 8, 10 and 40 Gbps. These advanced semiconductor devices provide significant cost advantages and will be critical in the development of future products capable of even faster data rates.

          Optical Subassembly and Mechanical Design.    Finisar established itself as a low-cost design leader beginning with its initial Gbps optical subsystems in 1992. From that base, Finisar has developed single-mode laser alignment approaches and low-cost, all-metal packaging techniques for improved EMI performance and environmental tolerance. Finisar develops its own component and packaging designs and integrate these designs with proprietary manufacturing processes that allow its products to be manufactured in high volume.

          Complex Logic Design.    Finisar's network performance test systems equipment designs are based on field programmable gate arrays, or FPGAs. Finisar's network products are being used to operate with clock frequencies of up to 212.5 megahertz, or MHz, and logic densities up to 6 million gates per chip. Finisar's test systems use FPGAs that are programmed by the host PC and therefore can be configured differently for different tests. All of Finisar's logic design is done in the very high density logic, or VHDL, hardware description language which will enable migration to application specific integrated circuits, or ASICs, as volumes warrant. Finisar develops VHDL code in a modular fashion for reuse in logic design which comprises a critical portion of its intellectual property. This re-usable technology base of logic design is available for use in both Finisar's test system and optical subsystem product lines and allows Finisar to reduce the time to market for its new and enhanced products. For Finisar's optical transceivers, it has developed controller integrated circuits containing up to 100,000 gates based on the use of VHDL and mixed signal designs.

          Software Technology.    Finisar devotes substantial engineering resources to the development of software technology for use in all of its product lines. Finisar has developed software to control its test systems, analyze data collected by its test systems, and monitor, maintain, test and calibrate its optical subsystems. A majority of Finisar's software technology and expertise is focused on the use of object-oriented development techniques to develop software subsystems that can be reused across multiple product lines. Finisar has created substantial intellectual property in the area of data analysis software for its Fibre Channel test equipment. This technology allows Finisar to rapidly sort, filter and analyze large amounts of data using a proprietary database format. This database format is both, hardware platform-independent and protocol-independent. This independence allows all of the software tools developed for Finisar's existing test products to be utilized in all of its new test products that collect data traces. Because the database format is also protocol-independent, new protocols can be added quickly and easily. Another important component of Finisar's intellectual property is its graphical user interface, or GUI, design. Many years of customer experience with Finisar's test products have enabled it to define a simple yet effective method to display complex protocols in clear and concise GUIs for intuitive use by engineers.

          System Design.    The design of all of Finisar's products requires a combination of sophisticated technical competencies—optical engineering, high-speed digital and analog design, ASIC design and software engineering. Finisar's has built an organization of people with skills in all of these areas. It is the integration of these technical competencies that enables Finisar to produce products that meet the needs of its customers. Finisar's combination of these technical competencies has enabled it to design and manufacture optical subsystems with built-in optical test multiplexing and network monitoring, as well as test systems that integrate optical and protocol testing with user interface software.

          Manufacturing System Design.    The design skills gained in Finisar's test systems group are also used in the manufacture of its optical subsystems. Finisar utilizes its high-speed FPGA design blocks and concepts and GUI software elements to provide specialized manufacturing test systems for its internal use. These test systems are optimized for test capacity and broad test coverage. Finisar uses automated, software-controlled testing to enhance the field reliability of all its products. All of Finisar's products are subjected to temperature testing of powered systems as well as full functional tests.

          Optoelectronic Device Design and Wafer Fabrication.    Finisar's ability to manufacture its own optical components can provide significant cost savings while the ability to create unique component designs, enhances its competitive position in terms of performance, time-to-market and intellectual property. Finisar designs and manufactures a number of active components that are used in its optical subsystems. Finisar's acquisition of Honeywell's VCSEL Optical Products business unit in March 2004 provided Finisar with wafer fabrication capability for designing and manufacturing all of the 850 nm VCSEL components used in Finisar's short distance transceivers for LAN and SAN applications. These applications represented 54% of Finisar's optical subsystem revenues in fiscal 2008. The acquisition of Genoa Corporation in April 2003 provided Finisar with a state-of-the-art foundry for the manufacture of PIN detectors and 1310 nm FP lasers used in its longer distance transceivers. During fiscal 2007, Finisar also began fabricating DFB lasers at this facility, although Finisar continues to rely on third-party suppliers for a portion of its DFB laser requirements. These longer distance transceiver products comprised approximately 46% of Finisar's optical subsystem revenues in fiscal 2008.

Competition

        Several of Finisar's competitors in the optical subsystems and components market have recently been acquired or announced plans to be acquired. These announcements reflect an ongoing realignment of industry capacity with market demand in order to restore the financial health of the optics industry. Despite this trend, the market for optical subsystems and components for use in LANs, SANs and MANs as well as the market for network performance test systems remains highly competitive. Finisar believes the principal competitive factors in these markets are:

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  product performance, features, functionality and reliability;

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  price/performance characteristics;

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  timeliness of new product introductions;

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  breadth of product line;

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  adoption of emerging industry standards;

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  service and support;

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  size and scope of distribution network;

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  brand name;

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  access to customers; and

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  size of installed customer base.

        Competition in the market for optical subsystems and components varies by market segment. Finisar's principal competitors for optical transceivers sold for applications based on the Fibre Channel and Ethernet protocols include Avago Technologies (formerly part of Agilent Technologies), JDS Uniphase and Intel. Finisar's principal competitors for optical transceivers sold for MAN and telecom applications based on the SONET/SDH protocols include Opnext, Sumitomo, and Optium, with whom Finisar has entered into a merger agreement. Finisar's principal competitors for network performance test systems include Agilent Technologies and LeCroy.

        Finisar believes it competes favorably with its competitors with respect to most of the foregoing factors based, in part, upon Finisar's broad product line, its sizeable installed base, its significant vertical integration and its low-cost manufacturing facility in Ipoh, Malaysia. Finisar believes that the recent introduction of a number of products for 10 GigE applications has strengthened its position in the optical subsystem market. Finisar believes that its Xgig product line for testing multiple network protocols within the same hardware platform has strengthened its competitive position within the network performance test systems market.

Sales, Marketing and Technical Support

        For sales of Finisar's optical subsystems and components, it utilizes a direct sales force augmented by one world-wide distributor, three domestic distributors, 17 domestic manufacturers' representatives and three international manufacturers' representatives. For sales of Finisar's network performance test systems, Finisar utilizes a direct sales force augmented by 10 domestic manufacturers' representatives and 21 international resellers. Finisar's direct sales force maintains close contact with its customers and provides technical support to its manufacturers' representatives. In Finisar's international markets, its direct sales force works with local resellers who assist Finisar in providing support and maintenance in the territories they cover.

        Finisar's marketing efforts are focused on increasing awareness of its product offerings for optical subsystems and network performance test systems and its brand name. Key components of Finisar's marketing efforts include:

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  continuing Finisar's active participation in industry associations and standards committees to promote and further enhance Gigabit Ethernet, Fibre Channel and SAS/SATA technologies, promote standardization in the LAN, SAN and MAN markets, and increase Finisar's visibility as industry experts;

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  leveraging major trade show events and LAN, SAN, and MAN conferences to promote Finisar's broad product lines; and

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  promoting Finisar's network performance test systems products in industry publications and other electronic media.

        In addition, Finisar's marketing group provides marketing support services for its executive staff, its direct sales force and its manufacturers' representatives and resellers. Through Finisar's marketing activities, it provides technical and strategic sales support to its direct sales personnel and resellers, including in-depth product presentations, technical manuals, sales tools, pricing, marketing communications, marketing research, trademark administration and other support functions.

        A high level of continuing service and support is critical to Finisar's objective of developing long-term customer relationships. Finisar emphasizes customer service and technical support in order to provide its customers and their end users with the knowledge and resources necessary to successfully utilize Finisar's product line. Finisar's customer service organization utilizes a technical team of field and factory applications engineers, technical marketing personnel and, when required, product design engineers. Finisar provides extensive customer support throughout the qualification and sale process. In addition, Finisar provides many resources through its World Wide Web site, including product documentation and technical information. Finisar intends to continue to provide its customers with comprehensive product support and believe it is critical to remaining competitive.

Backlog

        A substantial portion of Finisar's revenues is derived from sales to OEMs pursuant to individual purchase orders with short lead times or through hub arrangements where revenue is generated upon pulling inventory that resides at these customers or their subcontract manufacturers. Commitments under these arrangements remain subject to negotiation with respect to quantities and delivery schedules and are generally cancelable without significant penalties. In addition, visibility as to future customer demand is limited in those situations in which Finisar has installed a hub. Manufacturing capacity and availability of key components can also impact the timing and amount of revenue ultimately recognized under such sale arrangements. Accordingly, Finisar does not believe that the backlog of undelivered product under these purchase orders are a meaningful indicator of its future financial performance.

Manufacturing

        Finisar manufactures most of its optical subsystems at its production facility in Ipoh, Malaysia. This facility consists of 640,000 square feet, of which 240,000 square feet is suitable for cleanroom operations. The acquisition of this facility in May 2001 has allowed Finisar to transfer most of its manufacturing processes from contract manufacturers to a lower-cost manufacturing facility and to maintain greater control over its intellectual property. Finisar expects to continue to use contract manufacturers for a portion of its manufacturing needs. Finisar conducts a portion of its new product introduction operations at its Ipoh, Malaysia facility. Finisar manufactures certain passive optical components used in its long wavelength products for MAN applications in Shanghai, China. Finisar continues to conduct a portion of its new product introduction activities at its Sunnyvale facility where it also conducts supply chain management for certain components, quality assurance and documentation control operations. Finisar conducts wafer fabrication operations for the manufacture of VCSELs used in LAN and SAN applications at its facility in Allen, Texas. Finisar conducts wafer fabrication operations for the manufacture of long wavelength FP and DFB lasers at its facility in Fremont, California.

        Finisar designs and develops a number of the key components of its products, including photodetectors, lasers, ASICs, printed circuit boards and software. In addition, Finisar's manufacturing team works closely with its engineers to manage the supply chain. To assure the quality and reliability of its products, Finisar conducts product testing and burn-in at its facilities in conjunction with inspection and the use of testing and statistical process controls. In addition, most of Finisar's optical subsystems have an intelligent interface that allows Finisar to monitor product quality during the manufacturing process. Finisar's facilities in Sunnyvale, Fremont, Allen and Malaysia are qualified under ISO 9001-9002.

        Although Finisar uses standard parts and components for its products where possible, Finisar currently purchases several key components from single or limited sources. Finisar's principal single source components purchased from external suppliers include ASICs and certain DFB lasers that it does not manufacture internally. In addition, all of the short wavelength VCSEL lasers used in Finisar's LAN and SAN products are currently produced at its facility in Allen, Texas. Generally, purchase commitments with Finisar's single or limited source suppliers are on a purchase order basis. Finisar generally tries to maintain a buffer inventory of key components. However, any interruption or delay in the supply of any of these components, or the inability to procure these components from alternate sources at acceptable prices and within a reasonable time, would substantially harm Finisar's business.

In addition, qualifying additional suppliers can be time-consuming and expensive and may increase the likelihood of errors.

        Finisar uses a rolling 12-month forecast of anticipated product orders to determine its material requirements. Lead times for materials and components Finisar orders vary significantly, and depend on factors such as the demand for such components in relation to each supplier's manufacturing capacity, internal manufacturing capacity, contract terms and demand for a component at a given time.

Research and Development

        In fiscal 2008, 2007 and 2006, Finisar's research and development expenses were $76.5 million, $64.6 million and $54.4 million, respectively. Finisar believes that its future success depends on its ability to continue to enhance its existing products and to develop new products that maintain technological competitiveness. Finisar focuses its product development activities on addressing the evolving needs of its customers within the LAN, SAN and MAN markets, although Finisar also is seeking to leverage its core competencies by developing products for other markets, including the automotive and consumer electronics industries. Finisar works closely with its original equipment manufacturers and system integrators to monitor changes in the marketplace. Finisar designs its products around current industry standards and will continue to support emerging standards that are consistent with its product strategy. Finisar's research and development groups are aligned with its various product lines, and Finisar also has specific groups devoted to ASIC design and test, subsystem design, and test equipment hardware and software design. Finisar's product development operations include the active involvement of its manufacturing engineers who examine each product for its manufacturability, predicted reliability, expected lifetime and manufacturing costs.

        Finisar believes that its research and development efforts are key to its ability to maintain technical competitiveness and to deliver innovative products that address the needs of the market. However, there can be no assurance that Finisar's product development efforts will result in commercially successful products, or that its products will not be rendered obsolete by changing technology or new product announcements by other companies.

Intellectual Property

        Finisar's success and ability to compete is dependent in part on its proprietary technology. Finisar relies on a combination of patent, copyright, trademark and trade secret laws, as well as confidentiality agreements and licensing arrangements, to establish and protect its proprietary rights. Notably, patents issuing to Finisar in 2005 and 2006 were rated by IEEE Spectrum as number 1 and 6, respectively, in the Telecom Equipment sector for patent power. Finisar currently owns 785 issued U.S. patents and 647 patent applications with additional foreign counterparts. Finisar cannot assure you that any patents issued as a result of pending patent applications or that its issued patents will be upheld. Any infringement of Finisar's proprietary rights could result in significant litigation costs, and any failure to adequately protect its proprietary rights could result in Finisar's competitors offering similar products, potentially resulting in loss of a competitive advantage and decreased revenues. Despite Finisar's efforts to protect its proprietary rights, existing patent, copyright, trademark and trade secret laws afford only limited protection. In addition, the laws of some foreign countries do not protect Finisar's proprietary rights to the same extent as do the laws of the United States. Attempts may be made to copy or reverse engineer aspects of Finisar's products or to obtain and use information that it regards as proprietary. Accordingly, Finisar may not be able to prevent misappropriation of its technology or deter others from developing similar technology. Furthermore, policing the unauthorized use of Finisar's products is difficult. Finisar is currently engaged in pending litigation to enforce certain of its patents (see "Legal Proceedings"), and additional litigation may be necessary in the future to enforce Finisar's intellectual property rights or to determine the validity and scope of the proprietary rights of others.

This litigation could result in substantial costs and diversion of resources and could significantly harm Finisar's business.

        The networking industry is characterized by the existence of a large number of patents and frequent litigation based on allegations of patent infringement. From time to time, other parties may assert patent, copyright, trademark and other intellectual property rights to technologies and in various jurisdictions that are important to Finisar's business. Any claims asserting that Finisar's products infringe or may infringe proprietary rights of third parties, if determined adversely to Finisar, could significantly harm Finisar's business. Any such claims, with or without merit, could be time-consuming, result in costly litigation, divert the efforts of Finisar's technical and management personnel, cause product shipment delays or require Finisar to enter into royalty or licensing agreements, any of which could significantly harm Finisar's business. Royalty or licensing agreements, if required, may not be available on terms acceptable to Finisar, if at all. In addition, Finisar's agreements with its customers typically require Finisar to indemnify its customers from any expense or liability resulting from claimed infringement of third party intellectual property rights. In the event a claim against Finisar was successful and Finisar could not obtain a license to the relevant technology on acceptable terms or license a substitute technology or redesign its products to avoid infringement, Finisar's business would be significantly harmed.

Employees

        As of April 30, 2008, Finisar employed approximately 4,476 full-time employees, 701 of whom were located in the United States and 3,775 of whom were located at Finisar's production facilities in Ipoh, Malaysia, Shanghai, China and Finisar's Singapore facility where it conducts research and development activities. Finisar also from time to time employs part-time employees and hire contractors. Finisar's employees are not represented by any collective bargaining agreement, and it has never experienced a work stoppage. Finisar believes that there is a positive employee relations environment within the company.

Properties

        Finisar's principal facilities are located in California, Texas, Malaysia and China.

        Finisar leases a 92,000 square foot building in Sunnyvale, California for its corporate headquarters under a lease that expires in February 2020. Finisar conducts research and development, sales and marketing, general and administrative and limited manufacturing operations at its Sunnyvale facilities.

        Finisar owns a 640,000 square foot manufacturing facility in Ipoh, Malaysia, where it conducts its principal manufacturing operations. The land upon which the facility is located is subject to a long term lease that expires in June 2055.

        Finisar leases facilities totaling approximately 44,000 square feet, in Fremont, California under leases that expire in March 2009. Finisar conducts wafer fabrication operations at these facilities. Finisar is currently negotiating an extension of this lease.

        Finisar leases approximately 18,250 square feet of general office space in Scotts Valley, California under a lease that expires in November 2010. Finisar acquired this leased facility in connection with its acquisition of InterSAN in May 2005. In fiscal 2006, Finisar consolidated a portion of the facility and recognized a restructuring charge for this activity. A portion of this facility is currently vacant.

        Finisar leases approximately 26,400 square feet of general office space in Eden Prairie, Minnesota under a lease that expires in March 2010. Finisar acquired this leased facility in connection with its acquisition of I-TECH in April 2005. Finisar consolidated the former I-TECH operations at its other facilities in the first quarter of fiscal 2006. The facility is currently vacant.

        Finisar leases approximately 152,000 square feet of general office and manufacturing space in Shanghai, China to house the operations of its subsidiary, Transwave Fiber (Shanghai), Inc. This lease expires in November 2022 but is subject to termination by Finisar with 60 days written notice. Finisar also leases approximately 57,000 square feet of space that formerly housed these operations under a lease that expires in August 2008.

        Finisar leases a 160,000 square foot facility in Allen, Texas, where it conducts the principal manufacturing operations for its AOC Division under a lease that expires in February 2020. A portion of this facility consisting of approximately 35,000 square feet is currently subleased.

        Finisar leases approximately 16,000 square feet of general office space in Austin, Texas, to house the operations of its Medusa Technologies Division. This lease expires in July 2013.

        Finisar leases approximately 13,600 square feet of general office space in Singapore under leases that expire in June 2010. Finisar conducts research and development and logistics operations at this facility.

        Finisar leases approximately 25,000 square feet of general office space in Boston, Massachusetts under a lease that expires in December 2009. Finisar acquired this leased facility in connection with its acquisition of AZNA, LLC in March 2007.

        Finisar leases a 18,000 square foot facility in Plainfield, New Jersey and a 2,500 square foot facility in Champaign, Illinois under leases that expire in August 2009 and July 2008, respectively. Finisar acquired these leased facilities in connection with its acquisition of Kodeos Communications, Inc. in April 2007.

Legal Proceedings

  Matters Related to Historical Stock Option Grant Practices

        On November 30, 2006, Finisar announced that it had undertaken a voluntary review of its historical stock option grant practices subsequent to its initial public offering in November 1999. The review was initiated by senior management, and preliminary results of the review were discussed with the Audit Committee of Finisar's board of directors. Based on the preliminary results of the review, senior management concluded, and the Audit Committee agreed, that it was likely that the measurement dates for certain stock option grants differed from the recorded grant dates for such awards and that Finisar would likely need to restate its historical financial statements to record non-cash charges for compensation expense relating to some past stock option grants. The Audit Committee thereafter conducted a further investigation and engaged independent legal counsel and financial advisors to assist in that investigation. The Audit Committee concluded that measurement dates for certain option grants differ from the recorded grant dates for such awards. Finisar's management, in conjunction with the Audit Committee, conducted a further review to finalize revised measurement dates and determine the appropriate accounting adjustments to its historical financial statements. The announcement of the investigation, and related delays in filing Finisar's quarterly reports on Form 10-Q for the quarters ended October 29, 2006 (the "October 10-Q"), January 28, 2007 (the "January 10-Q"), and July 29, 2007 (the "July 10-Q"), and Finisar's annual report on Form 10-K for the fiscal year ended April 30, 2007 (the "2007 10-K"), resulted in the initiation of regulatory proceedings as well as civil litigation and claims. On December 4, 2007, Finisar filed the October 10-Q, the January 10-Q, the July 10-Q and the 2007 10-K which included revised financial statements.

  NASDAQ Determination of Non-compliance

        On December 13, 2006, Finisar received a Staff Determination notice from the NASDAQ Stock Market stating that Finisar was not in compliance with Marketplace Rule 4310(c)(14) because it did not timely file the October 10-Q and, therefore, that Finisar's common stock was subject to delisting from the NASDAQ Global Select Market. Finisar received similar Staff Determination Notices with respect to its failure to timely file the January 10-Q, the July 10-Q and the 2007 10-K. In response to the original Staff Determination Notice, Finisar requested a hearing before a NASDAQ Listing Qualifications Panel, to review the Staff Determination and to request additional time to comply with the filing requirements pending completion of the Audit Committee's investigation. The hearing was held on February 15, 2007. Finisar thereafter supplemented its previous submission to NASDAQ to include the subsequent periodic reports in its request for additional time to make required filings. On April 4, 2007, the Panel granted Finisar additional time to comply with the filing requirements until June 11, 2007 for the October 10-Q and until July 3, 2007 for the January 10-Q. Finisar appealed the Panel's decision to the NASDAQ Listing and Hearing Review Counsel, seeking additional time to make the filings. On May 18, 2007, the Listing Council agreed to review the Panel's April 4, 2007 decision and stayed that decision pending review of Finisar's appeal. On October 5, 2007, the Listing Council granted Finisar an exception until December 4, 2007 to file its delinquent periodic reports and restatement. On December 5, 2007, Finisar received a letter from the Listing Council confirming that the filing of Finisar's previously delayed periodic reports had demonstrated its compliance with NASDAQ's filing requirements under its Marketplace Rules and that its common stock will continue to be listed on the NASDAQ Global Select Market.

  Securities and Exchange Commission Inquiry

        In November 2006, Finisar informed the staff of the SEC of the voluntary investigation that had been undertaken by the Audit Committee of its board of directors. Finisar was subsequently notified by the SEC that the SEC was conducting an informal inquiry regarding Finisar's historical stock option grant practices. Finisar is cooperating with the SEC's review.

  Stock Option Derivative Litigation

        Following Finisar's announcement on November 30, 2006 that the Audit Committee of the board of directors had voluntarily commenced an investigation of Finisar's historical stock option grant practices, Finisar was named as a nominal defendant in several shareholder derivative cases. These cases have been consolidated into two proceedings pending in federal and state courts in California. The federal court cases have been consolidated in the United States District Court for the Northern District of California. The state court cases have been consolidated in the Superior Court of California for the County of Santa Clara. The plaintiffs in all cases have alleged that certain of Finisar's current or former officers and directors caused Finisar to grant stock options at less than fair market value, contrary to Finisar's public statements (including its financial statements), and that, as a result, those officers and directors are liable to Finisar. No specific amount of damages has been alleged, and by the nature of the lawsuits, no damages will be alleged against Finisar. On May 22, 2007, the state court granted Finisar's motion to stay the state court action pending resolution of the consolidated federal court action. On June 12, 2007, the plaintiffs in the federal court case filed an amended complaint to reflect the results of the stock option investigation announced by the Audit Committee in June 2007. On August 28, 2007, Finisar and the individual defendants filed motions to dismiss the complaint. On January 11, 2008, the Court granted the motions to dismiss, with leave to amend. On May 12, 2008, the plaintiffs filed an amended complaint. Finisar and the individual defendants filed motions to dismiss the amended complaint on July 1, 2008.

  Trust Indenture Litigation

        On January 4, 2007, Finisar received three substantially identical purported notices of default from U.S. Bank Trust National Association, as trustee (the "Trustee") for Finisar's 2 1/2% Convertible Senior Subordinated Notes due 2010, Finisar's 2 1/2% Convertible Subordinated Notes due 2010 and Finisar's 5 1/4% Convertible Subordinated Notes due 2008 (collectively, the "Notes"). The notices asserted that Finisar's failure to timely file the October 10-Q with the SEC constituted a default under each of the three indentures between Finisar and the Trustee governing the respective series of Notes, or the

Indentures. The notices each indicated that, if Finisar did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        In anticipation of the expiration of the 60-day cure period under the notices on March 5, 2007, and the potential assertion by the Trustee or the noteholders that an "Event of Default" had occurred and a potential attempt to accelerate payment on one or more series of the Notes, on March 2, 2007, Finisar filed a lawsuit in the Superior Court of California for the County of Santa Clara against U.S. Bank Trust National Association, solely in its capacity as Trustee under the Indentures, seeking a judicial declaration that Finisar was not in default under the three Indentures.

        On March 16, 2007, Finisar received three additional notices from the Trustee asserting that "Events of Default" under the Indentures had occurred and were continuing based on its failure to cure the alleged default within the 60-day cure period.

        On April 23, 2007, Finisar received three substantially identical purported notices of default from the Trustee for each of the Indentures, asserting that Finisar's failure to timely file the January 10-Q with the SEC constituted a default under each of the Indentures. The notices each indicated that, if Finisar did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        On June 21, 2007, Finisar filed a second declaratory relief action against the Trustee in the Superior Court of California for the County of Santa Clara. The second action is essentially identical to the first action filed on March 2, 2007 except that it covers the notices asserting "Events of Default" received in April 2007 and any other notices of default that the Trustee may deliver in the future with respect to Finisar's delay in filing, and providing copies to the Trustee, of periodic reports with the SEC. The Trustee removed this action to the United States District Court for the Northern District of California.

        On July 16, 2007, Finisar received three substantially identical purported notices of default from the Trustee for each of the Indentures, asserting that its failure to timely file the 2007 10-K with the SEC and to provide a copy to the Trustee constituted a default under each of the Indentures. As before, the notices each indicated that, if Finisar did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        On December 4, 2007, Finisar filed with the SEC, and provided to the Trustee, the October and January 10-Qs, as well as the 2007 10-K.

        Finisar does not believe that any default under the terms of the Indentures ever occurred. Finisar contends that the plain language of each Indenture requires only that Finisar file with the Trustee reports that have actually been filed with the SEC, which Finisar has done.

        To date, neither the Trustee nor the holders of at least 25% in aggregate principal amount of one or more series of the Notes have declared all unpaid principal, and any accrued interest, on the Notes to be due and payable, although the Trustee stated in the notices that it reserved the right to exercise all available remedies. In addition to contending that no such declaration could properly have been made because Finisar was not in default under the Indentures, Finisar also contends that the plain language of the Indentures would not permit such a declaration now to be made, based on delays in filing the October and January 10-Qs or the 2007 10-K, because all those reports have now been filed.

        On January 2, 2008, Finisar received an additional notice from the Trustee alleging that it had defaulted under the Indentures by failing to reimburse the Trustee for attorney and other fees and expenses it has incurred in the dispute. To forestall any efforts by the Trustee to declare an acceleration based on this alleged default, Finisar has paid approximately $318,000 in fees and expenses as demanded by the Trustee, under protest and subject to reservation of rights to seek recovery of all amounts paid.

        The Trustee has filed an answer to Finisar's complaint in the second declaratory relief action and also filed a counterclaim seeking unspecified damages allegedly suffered by the holders of the Notes, as well as additional attorneys fees of approximately $270,000. Finisar has filed a motion to dismiss the Trustee's counterclaims, and both parties have filed motions for summary judgment. A hearing on these motions was held on July 11, 2008, and the Court's decision is pending.

        As of April 30, 2008, there was $242.0 million in aggregate principal amount of Notes outstanding and an aggregate of approximately $341,000 in accrued interest.

  Patent Litigation

  DirecTV Litigation

        On April 4, 2005, Finisar filed an action for patent infringement in the United States District Court for the Eastern District of Texas against the DirecTV Group, Inc., DirecTV Holdings, LLC, DirecTV Enterprises, LLC, DirecTV Operations, LLC, DirecTV, Inc., and Hughes Network Systems, Inc. (collectively, "DirecTV"). The lawsuit involves Finisar's U.S. Patent No. 5,404,505, or the '505 patent, which relates to technology used in information transmission systems to provide access to a large database of information. On June 23, 2006, following a jury trial, the jury returned a verdict that Finisar's patent had been willfully infringed and awarded Finisar damages of $78,920,250. In a post-trial hearing held on July 6, 2006, the Court determined that, due to DirecTV's willful infringement, those damages would be enhanced by an additional $25 million. Further, the Court awarded Finisar pre-judgment interest on the jury's verdict in the amount of 6% compounded annually from April 4, 1999, amounting to approximately $13.4 million. Finally, the Court awarded Finisar costs of $147,282 associated with the litigation. The Court declined to award Finisar its attorney's fees. The Court denied Finisar's motion for injunctive relief, but ordered DirecTV to pay a compulsory ongoing license fee to Finisar at the rate of $1.60 per set-top box activated by or on behalf of DirecTV for the period beginning June 16, 2006 through the duration of the patent, which expires in April 2012. The Court entered final judgment in Finisar's favor and against DirecTV on July 7, 2006. On September 1, 2006, the Court denied DirecTV's post-trial motions seeking to have the jury verdict set aside or reversed and requesting a new trial on a number of grounds. In another written post-trial motion, DirecTV asked the Court to allow DirecTV to place any amounts owed to Finisar under the compulsory license into an escrow account pending the outcome of any appeal and for those amounts to be refundable in the event that DirecTV were to prevail on appeal. The Court granted DirecTV's motion and payments under the compulsory license were thereafter made into an escrow account pending the outcome of the appeal. As of March 31, 2008, DirecTV had deposited approximately $37 million into escrow.

        DirecTV appealed to the United States Court of Appeals for the Federal Circuit. In its appeal, DirecTV raised issues related to claim construction, infringement, invalidity, willful infringement and enhanced damages. Finisar cross-appealed raising issues related to the denial of Finisar's motion for a permanent injunction, the trial court's refusal to enhance future damages for willfulness and the trial court's determination that some of the asserted patent claims are invalid. The appeals were consolidated.

        On April 18, 2008, the appeals court issued its decision affirming in part, reversing in part, and remanding the case for further proceedings before the trial court in Texas. Specifically, the appeals court ruled that the lower court's interpretation of some of the patent claim terms was too broad and issued its own, narrower interpretation of those terms. The appeals court also determined that one of the seven patent claims (Claim 16) found infringed by the jury was invalid, that DirecTV's infringement of the '505 patent was not willful, and that the trial court did not err in its determination that various claims of the '505 patent were invalid for indefiniteness. As a result, the judgment, including the compulsory license, was vacated and the case was remanded to the trial court to reconsider infringement and validity of the six remaining patent claims and releasing to DirecTV the escrow funds it had deposited.

        On May 2, 2008, Finisar filed a petition for rehearing requesting the appeals court to reconsider its decision invalidating Claim 16, to reconsider its decision affirming the trial court's determination of indefiniteness, and to clarify its instructions concerning the scope of further proceeding before the trial court. On May 29, 2008, the appeals court denied Finisar's petition.

        On June 5, 2008, the appeals court restored jurisdiction of the case with the trial court in Texas. Thereafter, the trial court issued an order releasing to DirecTV the funds that it had deposited into escrow. A status conference is scheduled for September 26, 2008, at which time Finisar anticipates that the court will set a schedule for further proceedings.

        On July 11, 2008, the United States District Court for the Northern District of California issued an order in the Comcast lawsuit described below in which it held that one of the claims of the '505 patent, Claim 25, is invalid. The order in the Comcast lawsuit also, in effect, ruled invalid a related claim, Claim 24, which is one of the six remaining claims of the '505 patent that were returned to the trial court for retrial in the DirectTV lawsuit. Finisar is in the process of appealing the Comcast ruling.

  Comcast Litigation

        On July 7, 2006, Comcast Cable Communications Corporation, LLC ("Comcast"), filed a complaint against Finisar in the United States District Court for the Northern District of California, San Francisco Division. Comcast sought a declaratory judgment that Finisar's '505 patent is not infringed and is invalid. The '505 patent is the same patent alleged by Finisar in its lawsuit against DirecTV. Finisar's motion to dismiss the declaratory judgment action was denied on November 9, 2006. As a result, on November 22, 2006, Finisar filed an answer and counterclaim alleging that Comcast infringes the '505 patent and seeking damages to be proven at trial. The court held a claim construction hearing and, on April 6, 2007, issued its claim construction ruling. On December 4, 2007, the Court partially stayed the case pending the Federal Circuit's decision in the DirecTV appeal, but ordered briefing on the issues that were not implicated by the pending DirecTV appeal to continue. On December 6, 2007, Comcast filed summary judgment motions on those issues. These motions sought summary judgment of invalidity and non-infringement of the patent as well as a limitation on damages until after the commencement of the lawsuit on July 7, 2006. Determination of the validity and infringement issues was deferred until the issuance of the Federal Circuit decision in the DirecTV appeal. Summary judgment on the issue of laches was granted, limiting damages to the period after November 22, 2006, the date Finisar filed its cross-complaint. Post-complaint alleged damages are still very substantial.

        At a status conference held on April 24, 2008, the Court accepted Finisar's proposal to narrow the issues for trial and proceed only with Finisar's principal claim (Claim 25), subject to Finisar's providing a covenant not to sue Comcast on the other previously asserted claims. On May 22, 2008, Comcast filed its renewed motion for summary judgment of invalidity and non-infringement. A hearing on the motion was held on July 3, 2008. On July 11, 2008, the Court issued an order granting Comcast's motion for summary judgment on the basis of invalidity and also entered a final judgment in favor of Comcast. Finisar is in the process of preparing a notice of appeal of the Court's decision.

  EchoStar Litigation

        On July 10, 2006, EchoStar Satellite LLC, EchoStar Technologies Corporation and NagraStar LLC (collectively, "EchoStar"), filed an action against Finisar in the United States District Court for the District of Delaware seeking a declaration that EchoStar does not infringe, and has not infringed, any valid claim of Finisar's '505 patent. The '505 patent is the same patent that is in dispute in the DirecTV and Comcast lawsuits. On October 24, 2006, Finisar filed a motion to dismiss the action for lack of a justiciable controversy. The Court denied Finisar's motion on September 25, 2007. Finisar filed its answer and counterclaim on October 10, 2007. On December 4, 2007, the Court approved the parties' stipulation to stay the case pending issuance of the Federal Circuit's mandate in the DirecTV case.

  XM/Sirius Litigation

        On April 27, 2007, Finisar filed an action for patent infringement in the United States District Court for the Eastern District of Texas, Lufkin Division, against XM Satellite Radio Holdings, Inc., XM Satellite Radio, Inc., and XM Radio, Inc. (collectively, "XM"), and Sirius Satellite Radio, Inc. and Satellite CD Radio, Inc. (collectively, "Sirius"). Judge Clark, the same judge who presided over the DirecTV trial, has been assigned to the case. The lawsuit alleges that XM and Sirius have infringed and continue to infringe Finisar's '505 patent and seeks an injunction to prevent further infringement, actual damages to be proven at trial, enhanced damages for willful infringement and attorneys' fees. The defendants filed an answer denying infringement of the '505 patent and asserting invalidity and other defenses. The defendants also moved to stay the case pending the outcome of the DirecTV appeal and the re-examination of the '505 patent described below. Judge Clark denied defendants' motion for a stay. The claim construction hearing was held on February 5, 2008, and the trial was set for September 15, 2008. Judge Clark delayed entering a claims construction order, in anticipation of an opinion from the Federal Circuit in the DirecTV appeal. The Federal Circuit entered its decision in the DirecTV appeal on April 18, 2008. At around the same time, the United States Patent and Trademark Office (the "PTO"), issued its initial office action in the re-examination proceeding of the '505 patent rejecting a number of claims in light of prior art. Subsequently, Finisar moved without opposition to stay the case pending further action in the DirecTV case on remand and re-examination. The Court granted the motion and stayed the case until further order.

  Requests for Re-Examination of the '505 Patent

        Three requests for re-examination of Finisar's '505 patent have been filed with the PTO. The '505 patent is the patent that is in dispute in the DirecTV, EchoStar, Comcast and XM/Sirius lawsuits. The PTO granted the requests, and the three proceedings have been combined into a single re-examination. On February 18, 2008, the PTO issued the first substantive office action rejecting 17 of the 48 claims of the reexamined patent. Finisar filed a response to the office action on May 5, 2008. During the re-examination, some or all of the claims in the '505 patent could be invalidated or revised to narrow their scope, either of which could have a material adverse impact on Finisar's position in the related '505 lawsuits. Resolution of the re-examination of the '505 Patent is likely to take more than four months.

  Securities Class Action

        A securities class action lawsuit was filed on November 30, 2001 in the United States District Court for the Southern District of New York, purportedly on behalf of all persons who purchased Finisar common stock from November 17, 1999 through December 6, 2000. The complaint named as defendants Finisar, Jerry S. Rawls, its President and Chief Executive Officer, Frank H. Levinson, its former Chairman of the Board and Chief Technical Officer, Stephen K. Workman, its Senior Vice President and Chief Financial Officer, and an investment banking firm that served as an underwriter for Finisar's initial public offering in November 1999 and a secondary offering in April 2000. The complaint, as subsequently amended, alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(b) of the Securities Exchange Act of 1934, on the grounds that the prospectuses incorporated in the registration statements for the offerings failed to disclose, among other things, that (i) the underwriter had solicited and received excessive and undisclosed commissions from certain investors in exchange for which the underwriter allocated to those investors material portions of the shares of Finisar's stock sold in the offerings and (ii) the underwriter had entered into agreements with customers whereby the underwriter agreed to allocate shares of Finisar's stock sold in the offerings to those customers in exchange for which the customers agreed to purchase additional shares of Finisar's stock in the aftermarket at pre-determined prices. No specific damages are claimed. Similar allegations have been made in lawsuits relating to more than 300 other initial public offerings conducted in 1999 and 2000, which were consolidated for pretrial purposes. In October 2002, all claims against the individual defendants were dismissed without prejudice. On February 19, 2003, the Court denied defendants' motion to dismiss the complaint. In July 2004, Finisar and the individual defendants accepted a settlement proposal made to all of the issuer defendants. Under the terms of the settlement, the plaintiffs would dismiss and release all claims against participating defendants in exchange for a contingent payment guaranty by the insurance companies collectively responsible for insuring the issuers in all related cases, and the assignment or surrender to the plaintiffs of certain claims the issuer defendants may have against the underwriters. Under the guaranty, the insurers would be required to pay the amount, if any, by which $1 billion exceeds the aggregate amount ultimately collected by the plaintiffs from the underwriter defendants in all the cases. If the plaintiffs fail to recover $1 billion and payment is required under the guaranty, Finisar would be responsible to pay its pro rata portion of the shortfall, up to the amount of the self-insured retention under its insurance policy, which may be up to $2 million. The timing and amount of payments that Finisar could be required to make under the proposed settlement would depend on several factors, principally the timing and amount of any payment that the insurers may be required to make pursuant to the $1 billion guaranty. The Court gave preliminary approval to the settlement in February 2005 and held a hearing in April 2006 to consider final approval of the settlement. Before the Court issued a final decision on the settlement, on December 5, 2006, the United States Court of Appeals for the Second Circuit vacated the class certification of plaintiffs' claims against the underwriters in six cases designated as focus or test cases. Thereafter, on December 14, 2006, the Court ordered a stay of all proceedings in all of the lawsuits pending the outcome of the plaintiffs' petition to the Second Circuit Court of Appeals for a rehearing en banc and resolution of the class certification issue. After several months of considering the impact of the Court of Appeals ruling, the parties have now officially withdrawn the prior settlement. Since then, the plaintiffs filed amended complaints in certain focus or test cases in an attempt to comply with the decision of the Second Circuit Court of Appeals. On March 26, 2008, the Court denied in part and granted in part the motions to dismiss these amended complaints on substantially the same grounds as set forth in its prior opinion. Because of the inherent uncertainty of litigation, Finisar cannot predict its outcome. If, as a result of this dispute, Finisar is required to pay significant monetary damages, its business would be substantially harmed.

  Section 16(b) Lawsuit

        A lawsuit was filed on October 3, 2007 in the United States District Court for the Western District of Washington by Vanessa Simmonds, a purported holder of Finisar common stock against two investment banking firms that served as underwriters for the initial public offering of Finisar's common stock in November 1999. None of Finisar's officers, directors or employees were named as defendants in the complaint. On February 28, 2008, the plaintiff filed an amended complaint. The complaint, as amended, alleges that: (i) the defendants, other underwriters of the offering, and unspecified officers, directors and Finisar's principal shareholders constituted a "group" that owned in excess of 10% of Finisar's outstanding common stock between November 11, 1999 and November 20, 2000; (ii) the defendants were therefore subject to the "short swing" prohibitions of Section 16(b) of the Securities Exchange Act of 1934; and (iii) the defendants engaged in purchases and sales, or sales and purchases, of Finisar's common stock within periods of less than six months in violation of the provisions of Section 16(b). The complaint seeks disgorgement of all profits allegedly received by the defendants, with interest and attorneys fees, for transactions in violation of Section 16(b). Finisar, as the statutory beneficiary of any potential Section 16(b) recovery, is named as a nominal defendant in the complaint. This case is one of 55 lawsuits containing similar allegations relating to initial public offerings of technology company issuers. The Court has set July 25, 2008 as the deadline for defendants to file consolidated motions to dismiss all 55 cases, and October 23, 2008 as the deadline to complete briefing thereon. The real defendants have indicated that they will be seeking dismissal, and Finisar is evaluating whether to join in a motion to dismiss, which nominal defendants in certain other cases have indicated they will file. The litigation is in the preliminary stage, and Finisar cannot predict its outcome.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FINISAR

        Finisar's management's discussion and analysis of financial condition and results of operations, or MD&A, is provided as a supplement to the accompanying consolidated financial statements and footnotes to help provide an understanding of Finisar's financial condition, changes in its financial condition and results of operations. The MD&A is organized as follows:

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  Forward-looking statements.      This section discusses how forward-looking statements made by Finisar in the MD&A and elsewhere in this joint proxy statement/prospectus are based on management's present expectations about future events and are inherently susceptible to uncertainty and changes in circumstances.

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  Business Overview.      This section provides an introductory overview and context for the discussion and analysis that follows in MD&A.

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  Critical Accounting Policies and Estimates.      This section discusses those accounting policies that are both considered important to Finisar's financial condition and operating results and require significant judgment and estimates on the part of management in their application.

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  Results of Operations.      This section provides analysis of Finisar's results of operations for the three fiscal years ended April 30, 2008. A brief description is provided of transactions and events that impact comparability of the results being analyzed.

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  Financial Condition and Liquidity.      This section provides an analysis of Finisar's cash position and cash flows, as well as a discussion of Finisar's financing arrangements and financial commitments.

Forward Looking Statements

        The following discussion contains forward-looking statements that involve risks and uncertainties. See "Cautionary Information Regarding Forward-Looking Statements" on page 28. Finisar's actual results could differ substantially from those anticipated in these forward-looking statements as a result of many factors, including those set forth under "Risk Factors." The following discussion should be read together with Finisar's consolidated financial statements and related notes thereto included elsewhere in this joint proxy statement/prospectus.

Business Overview

        Finisar is a leading provider of optical subsystems and components that connect local area networks, or LANs, storage area networks, or SANs, and metropolitan area networks, or MANs. Finisar's optical subsystems consist primarily of transceivers which provide the fundamental optical-electrical interface for connecting the equipment used in building these networks. These products rely on the use of digital semiconductor lasers in conjunction with integrated circuit design and novel packaging technology to provide a cost-effective means for transmitting and receiving digital signals over fiber optic cable using a wide range of network protocols, transmission speeds and physical configurations over distances of 70 meters to 200 kilometers. Finisar's line of optical components consists primarily of packaged lasers and photodetectors used in transceivers, primarily for LAN and SAN applications and passive optical components used in building MANs. Finisar's manufacturing operations are vertically integrated and include integrated circuit design and internal assembly and test capabilities for its optical subsystem products, as well as key components used in those products. Finisar sells its optical subsystem and component products to manufacturers of storage and networking equipment such as Brocade, Cisco Systems, EMC, Emulex, Hewlett-Packard Company, Huawei, IBM and Qlogic.

        Finisar also provides network performance test systems primarily to original equipment manufacturers such as Brocade, EMC, Emulex, Hewlett-Packard Company and Qlogic for testing and validating equipment designs.

        Since October 2000, Finisar has completed the acquisition of ten privately-held companies and certain businesses and assets from six other companies in order to broaden its product offerings and provide new sources of revenue, production capabilities and access to advanced technologies that Finisar believes will enable it to reduce its product costs and develop innovative and more highly integrated product platforms while accelerating the timeframe required to develop such products.

        Finisar recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss pass to the customer, which is generally upon shipment, the price is fixed or determinable and collectability is reasonably assured. For those arrangements with multiple elements, or in related arrangements with the same customer, Finisar allocates revenue to the separate elements based upon each element's fair value as determined by the list price for such element.

        Finisar sells its products through its direct sales force, with the support of its manufacturers' representatives, directly to domestic customers and indirectly through distribution channels to international customers. The evaluation and qualification cycle prior to the initial sale for Finisar's optical subsystems may span a year or more, while the sales cycle for its network performance test systems is usually considerably shorter.

        The market for optical subsystems and components is characterized by declining average selling prices resulting from factors such as industry over-capacity, increased competition, the introduction of new products and the growth in unit volumes as manufacturers continue to deploy network and storage systems. Finisar anticipates that its average selling prices will continue to decrease in future periods, although the timing and amount of these decreases cannot be predicted with any certainty.

        Finisar's cost of revenues consists of materials, salaries and related expenses for manufacturing personnel, manufacturing overhead, warranty expense, inventory adjustments for obsolete and excess inventory and the amortization of acquired developed technology associated with acquisitions that it has made. Finisar has been manufacturing its optical subsystem products at its subsidiary in Ipoh, Malaysia, since fiscal 2002. Finisar manufactures VCSELs used in its LAN/SAN products at its facility in Allen, Texas. Finisar manufactures long wavelength FP and certain DFB lasers used in its MAN and telecom products at its facility in Fremont, California. Finisar manufactures certain passive components used in its MAN and telecom products at its facility in Shanghai, China. Finisar conducts manufacturing engineering, supply chain management, quality assurance and documentation control at its facility in Sunnyvale, California. As a result of building a vertically integrated business model, Finisar's manufacturing cost structure has become more fixed. While this can be beneficial during periods when demand is strong, it can be more difficult to reduce costs during periods when demand for Finisar's products is weak, product mix is unfavorable or selling prices are generally lower. While Finisar has undertaken measures to reduce its operating costs there can be no assurance that Finisar will be able to reduce its cost of revenues enough to achieve or sustain profitability.

        Finisar's gross profit margins vary among its product families, and are generally higher on its network test systems than on its optical subsystems and components. Finisar's optical products sold for longer distance MAN and telecom applications typically have higher gross margins than its products for shorter distance LAN and SAN applications. Finisar's overall gross margins have fluctuated from period to period as a result of overall revenue levels, shifts in product mix, the introduction of new products, decreases in average selling prices and its ability to reduce product costs.

        Research and development expenses consist primarily of salaries and related expenses for design engineers and other technical personnel, the cost of developing prototypes and fees paid to consultants.

Finisar charges all research and development expenses to operations as incurred. Finisar believes that continued investment in research and development is critical to its long-term success.

        Sales and marketing expenses consist primarily of commissions paid to manufacturers' representatives, salaries and related expenses for personnel engaged in sales, marketing and field support activities and other costs associated with the promotion of Finisar's products.

        General and administrative expenses consist primarily of salaries and related expenses for administrative, finance and human resources personnel, professional fees, and other corporate expenses.

        Acquired in-process research and development represents the amount of the purchase price in a business combination allocated to research and development projects underway at the acquired company that had not reached the technologically feasible stage as of the closing of the acquisition and for which Finisar had no alternative future use.

        A portion of the purchase price in a business combination is allocated to goodwill and intangibles. Prior to May 1, 2002, goodwill and purchased intangibles were amortized over their estimated useful lives. Subsequent to May 1, 2002, goodwill and intangible assets with indefinite lives are no longer amortized but subject to annual impairment testing. The cost of definite lived intangibles are amortized on a straight-line basis over their estimated economic life. Costs of such intangibles includes external costs to apply for and maintain Finisar's internally developed patents.

        Impairment charges consist of write downs of the carrying value of certain intangible assets and goodwill arising from various business combinations to their fair value.

        Restructuring costs generally include termination costs for employees associated with a formal restructuring plan and the cost of facilities or other unusable assets abandoned or sold.

        Finisar's acquisition costs primarily consist of incentive payments for employee retention included in certain of the purchase agreements of companies Finisar acquired and costs incurred in connection with transactions that were not completed.

        Other income and expenses generally consist of bank fees, gains or losses as a result of the periodic sale of assets and other-than-temporary decline in the value of investments.

Recent Acquisitions

  Acquisition of InterSAN, Inc.

        On May 12, 2005, Finisar completed the acquisition of InterSAN, Inc., a privately-held company located in Scotts Valley, California. Under the terms of the acquisition agreement, InterSAN merged with a wholly-owned subsidiary of Finisar and the holders of InterSAN's securities received 7,132,229 shares of Finisar common stock having a value of approximately $8.8 million at the time of the acquisition. The results of operations of InterSAN (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in Finisar's consolidated financial statements beginning in the first quarter of fiscal 2006.

  Acquisition of Big Bear Networks, Inc.

        On November 15, 2005, Finisar completed the purchase of certain assets of Big Bear Networks, Inc. in exchange for a cash payment of $1.9 million. The acquisition was accounted for as a purchase and, accordingly, the results of operations of the acquired assets (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in Finisar's consolidated financial statements for the third quarter of fiscal 2006.

  Acquisition of AZNA LLC

        On March 26, 2007, Finisar completed the acquisition of AZNA LLC, a privately-held company located in Wilmington, Massachusetts for a purchase price of $19.7 million, consisting of convertible promissory notes in the aggregate principal amount of $17.0 million and cash of $2.7 million. The results of operations of AZNA (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in Finisar's consolidated financial statements beginning in the fourth quarter of fiscal 2007.

  Acquisition of Kodeos Communications, Inc.

        On April 11, 2007, Finisar completed the acquisition of Kodeos Communications, Inc., a privately-held company located in South Plainfield, New Jersey for $7.4 million in cash, with additional consideration of up to $3.5 million in cash payable to holders of certain equity interests contingent on technical and financial performance. During fiscal 2008, none of the technical or financial performance milestones had been achieved and no additional consideration was paid. The results of operations of Kodeos (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in Finisar's consolidated financial statements beginning in the fourth quarter of fiscal 2007.

Critical Accounting Policies

        The preparation of Finisar's financial statements and related disclosures require that Finisar make estimates, assumptions and judgments that can have a significant impact on its net revenue and operating results, as well as on the value of certain assets, contingent assets and liabilities on its balance sheet. Finisar believes that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on its financial statements and, therefore, consider these to be its critical accounting policies. See Note 1 to Finisar's consolidated financial statements included elsewhere in this joint proxy statement/prospectus for more information about these critical accounting policies, as well as a description of other significant accounting policies. Finisar believes there have been no material changes to its critical accounting policies during the fiscal year ended April 30, 2008 compared to prior years.

  Stock-Based Compensation Expense

        Finisar accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards, or SFAS, No. 123 (revised 2004), Share-Based Payment, or SFAS 123R which requires the measurement and recognition of compensation expense for all stock-based payment awards made to employees and directors including employee stock options and employee stock purchases under Finisar's Employee Stock Purchase Plan based on estimated fair values. SFAS 123R requires companies to estimate the fair value of stock-based payment awards on the date of grant using an option pricing model. Finisar uses the Black-Scholes option pricing model to determine the fair value of stock based awards under SFAS 123R. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in Finisar's consolidated statements of operations.

        Stock-based compensation expense recognized in Finisar's consolidated statements of operations for the fiscal years ended April 30, 2008 and 2007 included compensation expense for stock-based payment awards granted prior to, but not yet vested as of, the adoption of SFAS 123R, based on the grant date fair value estimated in accordance with the provisions of SFAS 123 and compensation expense for the stock-based payment awards granted subsequent to April 30, 2006 based on the grant date fair value estimated in accordance with the provisions of SFAS 123R. Compensation expense for expected-to-vest stock-based awards that were granted on or prior to April 30, 2006 was valued under the multiple-option approach and will continue to be amortized using the accelerated attribution method. Subsequent to April 30, 2006, compensation expense for expected-to-vest stock-based awards is valued under the single-option approach and amortized on a straight-line basis, net of estimated forfeitures.

  Revenue Recognition, Warranty and Sales Returns

        Finisar's revenue recognition policy follows SEC Staff Accounting Bulletin, or SAB, No. 104, Revenue Recognition. Specifically, Finisar recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss have passed to the customer, generally upon shipment, the price is fixed or determinable and collectability is reasonably assured. For those arrangements with multiple elements, or in related arrangements with the same customer, the arrangement is divided into separate units of accounting if certain criteria are met, including whether the delivered item has stand-alone value to the customer and whether there is objective and reliable evidence of the fair value of the undelivered items. The consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are applied to each of the separate units. For units of accounting which include more than one deliverable, Finisar generally recognizes all revenue and cost of revenue for the unit of accounting over the period in which the last undelivered item is delivered.

        At the time revenue is recognized, Finisar establishes an accrual for estimated warranty expenses associated with its sales, recorded as a component of cost of revenues. Finisar's standard warranty period usually extends 12 months from the date of sale although it can extend for longer periods of three to five years for certain products sold to certain customers. Finisar's warranty accrual represents its best estimate of the amounts necessary to settle future and existing claims on products sold as of the balance sheet date. While Finisar believes that its warranty accrual is adequate and that the judgment applied is appropriate, such amounts estimated to be due and payable could differ materially from what actually transpire in the future. If its actual warranty costs are greater than the accrual, costs of revenue will increase in the future. Finisar also provides an allowance for estimated customer returns, which is netted against revenue. This provision is based on Finisar's historical returns, analysis of credit memo data and its return policies. If the historical data used by Finisar to calculate the estimated sales returns does not properly reflect future returns, revenue could be overstated.

  Allowance for Doubtful Accounts

        Finisar evaluates the collectability of its accounts receivable based on a combination of factors. In circumstances where, subsequent to delivery, Finisar becomes aware of a customer's potential inability to meet its obligations, Finisar records a specific allowance for the doubtful account to reduce the net recognized receivable to the amount it reasonably believes will be collected. For all other customers, Finisar recognizes an allowance for doubtful accounts based on the length of time the receivables are past due. A material adverse change in a major customer's ability to meet its financial obligations to Finisar could result in a material reduction in the estimated amount of accounts receivable that can ultimately be collected and an increase in Finisar's general and administrative expenses for the shortfall.

  Slow Moving and Obsolete Inventories

        Finisar makes inventory commitment and purchase decisions based upon sales forecasts. To mitigate the component supply constraints that have existed in the past and to fill orders with non-standard configurations, Finisar builds inventory levels for certain items with long lead times and enter into certain longer-term commitments for certain items. Finisar permanently writes off 100% of the cost of inventory that it specifically identifies and considers obsolete or excessive to fulfill future sales estimates. Finisar defines obsolete inventory as inventory that will no longer be used in the manufacturing process. Finisar periodically discards obsolete inventory. Excess inventory is generally defined as inventory in excess of projected usage, and is determined using Finisar's best estimate of future demand at the time, based upon information then available to it. In making these assessments, Finisar is required to make judgments as to the future demand for current or committed inventory levels. Finisar uses a 12-month demand forecast, and in addition to the demand forecast, it also considers:

  •
  parts and subassemblies that can be used in alternative finished products;

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  parts and subassemblies that are unlikely to be engineered out of its products; and

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  known design changes which would reduce Finisar's ability to use the inventory as planned.

        Significant differences between Finisar's estimates and judgments regarding future timing of product transitions, volume and mix of customer demand for Finisar's products and actual timing, volume and demand mix may result in additional write-offs in the future, or additional usage of previously written-off inventory in future periods for which Finisar would benefit from a reduced cost of revenues in those future periods.

  Investment in Equity Securities

        For strategic reasons, Finisar may make minority investments in private or public companies or extend loans or receive equity or debt from these companies for services rendered or assets sold. Finisar's minority investments in private companies are primarily motivated by its desire to gain early access to new technology. Finisar's investments in these companies are passive in nature in that Finisar generally does not obtain representation on the boards of directors. Finisar's investments have generally been part of a larger financing in which the terms were negotiated by other investors, typically venture capital investors. These investments are generally made in exchange for preferred stock with a liquidation preference that helps protect the underlying value of Finisar's investment. At the time Finisar made its investments, in most cases the companies had not completed development of their products and Finisar did not enter into any significant supply agreements with the companies in which it invested. In determining if and when a decline in the market value of these investments below their carrying value is other-than-temporary, Finisar evaluates the market conditions, offering prices, trends of earnings and cash flows, price multiples, prospects for liquidity and other key measures of performance. Finisar's policy is to recognize an impairment in the value of its minority equity investments when clear evidence of an impairment exists, such as (a) the completion of a new equity financing that may indicate a new value for the investment, (b) the failure to complete a new equity financing arrangement after seeking to raise additional funds or (c) the commencement of proceedings under which the assets of the business may be placed in receivership or liquidated to satisfy the claims of debt and equity stakeholders. As of April 30, 2008, the carrying value of these investments totaled $13.3 million. Future adverse changes in market conditions or poor operating results at any of the companies in which Finisar holds a minority position could result in losses or an inability to recover the carrying value of these investments.

  Restructuring Accrual

        During the second quarter of fiscal 2006, Finisar consolidated its Sunnyvale facilities into one building and permanently exited a portion of its Scotts Valley facility. As a result of these activities, Finisar recorded restructuring charges of approximately $3.1 million. These restructuring charges included $290,000 of miscellaneous costs required to effect the closures and approximately $2.8 million of non-cancelable facility lease payments. Of the $3.1 million in restructuring charges, $1.9 million related to Finisar's optical subsystems and components segment and $1.2 million related to its network performance test systems segment.

        The facilities consolidation charges were calculated using estimates that were based upon the remaining future lease commitments for vacated facilities from the date of facility consolidation, net of estimated future sublease income. The estimated costs of vacating these leased facilities were based on market information and trend analyses, including information obtained from third party real estate sources. As of April 30, 2008, $680,000 of committed facilities payments remains accrued and is expected to be fully utilized by fiscal 2011.

  Goodwill, Intangibles and Other Long-Lived Assets

        Finisar's long-lived assets include significant investments in goodwill and other intangible assets. In June 2001, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards, or SFAS 141 Business Combinations and SFAS 142 Goodwill and Other Intangible Assets. SFAS 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting. SFAS 141 also includes guidance on the initial recognition and measurement of goodwill and other intangible assets arising from business combinations completed after June 30, 2001. SFAS 142 prohibits the amortization of goodwill and intangible assets with indefinite useful lives. SFAS 142 requires that these assets be reviewed for impairment at least annually. Intangible assets with finite lives are amortized over their estimated useful lives. In addition to acquired intangible assets with finite lives, Finisar capitalizes external costs, principally legal fees, that it incurs to apply for and maintain its internally developed patents. Finisar amortizes these costs on a straight-line basis over their expected economic life, generally 10 years.

        SFAS 142 requires that goodwill be tested for impairment at the reporting unit level at adoption and at least annually thereafter, utilizing a two-step methodology. The initial step requires Finisar to determine the fair value of each reporting unit and compare it to the carrying value, including goodwill, of such unit. Finisar operates two reporting units, optical subsystems and components and network performance test systems. If the fair value of the reporting unit exceeds the carrying value, no impairment loss would be recognized. However, if the carrying value of the reporting unit exceeds its fair value, the goodwill of the unit may be impaired. The amount, if any, of the impairment would then be measured in the second step in which Finisar determines the implied value of goodwill based on the allocation of the estimated fair value determined in the initial step to all assets and liabilities of the reporting unit.

        As of the first day of the fourth quarters of fiscal 2006 and 2007, Finisar performed the required annual impairment testing of goodwill and indefinite-lived intangible assets and determined that no impairment charge was required.

        Finisar performed its annual assessment of goodwill as of the first day of the fourth quarter of fiscal 2008. The assessment was completed in late June 2008, in connection with the closing of Finisar's 2008 fiscal year and concluded that the carrying value of its network performance test systems reporting unit exceeded its fair value. This conclusion was based, among other things, on the assumed disposition of Finisar's NetWisdom product line, which had been planned at the beginning of the fourth quarter. Accordingly, in late June 2008, Finisar performed an additional analysis, as required by SFAS 142, which indicated that an impairment loss was probable because the implied fair value of goodwill related to the network performance test systems reporting unit was zero. As a result, Finisar recorded an estimated impairment charge of $40.1 million in the fourth quarter of fiscal 2008. Finisar will complete its determination of the implied fair value of the affected goodwill during the first quarter of fiscal 2009, which could result in a revision of the estimated charge.

        Finisar is required to make judgments about the recoverability of its long-lived assets, other than goodwill, whenever events or changes in circumstances indicate that the carrying value of these assets may be impaired or not recoverable. In order to make such judgments, Finisar is required to make assumptions about the value of these assets in the future including future prospects for earnings and cash flows. If impairment is indicated, Finisar writes those assets down to their fair value which is generally determined based on discounted cash flows. Judgments and assumptions about the future are complex, subjective and can be affected by a variety of factors including industry and economic trends, Finisar's market position and the competitive environment of the businesses in which it operates.

        During the second quarter of fiscal 2006, Finisar determined that there had been an impairment in the net carrying value of intangible assets associated with certain products acquired in the acquisition of Genoa Corporation in April 2003 and in the acquisition of Transwave Fiber Inc. in May 2001, and Finisar recorded an impairment charge of $853,000 related to these assets.

        During the fourth quarter of fiscal 2008, Finisar determined that there had been an impairment in the net carrying cost of certain intangible assets associated with its internally developed patent portfolio, and, as a result, it recorded an impairment charge of $5.3 million related to those assets.

        At April 30, 2008, Finisar's investment in goodwill and intangible assets was $88.2 million and $29.0 million, respectively.

  Accounting for Income Taxes

        Finisar accounts for income taxes in accordance with SFAS No. 109, or SFAS 109, Accounting for Income Taxes. Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year. Deferred tax assets and liabilities are recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities and their reported amounts, along with net operating loss carryforwards and credit carryforwards. SFAS 109 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that a portion of the deferred tax asset will not be realized.

        Finisar provides for income taxes based upon the geographic composition of worldwide earnings and tax regulations governing each region. The calculation of tax liabilities involves significant judgment in estimating the impact of uncertainties in the application of complex tax laws. Also, Finisar's current effective tax rate assumes that United States income taxes are not provided for the undistributed earnings of non-United States subsidiaries. Finisar intends to indefinitely reinvest the earnings of all foreign corporate subsidiaries accumulated in fiscal 2008 and subsequent years.

        Effective May 1, 2007, Finisar adopted FASB Interpretation No. 48, or FIN 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position that an entity takes or expects to take in a tax return. Additionally, FIN 48 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. Under FIN 48, an entity may only recognize or continue to recognize tax positions that meet a "more likely than not" threshold. See Note 18—"Income Taxes" in the consolidated financial statements for additional information.

  Possible Merger-Related Changes in Accounting Principles

        In conjunction with the proposed merger, the accounting policies of Finisar and Optium will be reviewed for consistency. Where differences exist, Finisar may elect to adopt changes in accounting principles in accordance with SFAS No. 154, Accounting Changes and Error Corrections.

Results of Operations

        The following table sets forth certain statement of operations data as a percentage of total revenues for the periods indicated:

	Fiscal Years Ended April 30,
	2008	2007	2006
Revenues
Optical subsystems and components	91.2%	91.1%	89.5%
Network performance test systems	8.8	8.9	10.5

Total revenues	100.0	100.0	100.0
Cost of revenues	66.4	64.6	68.7
Amortization of acquired developed technology	1.5	1.4	4.9
Impairment of acquired developed technology	—	—	0.2

Gross profit	32.1	34.0	26.2

Operating expenses:
Research and development	17.4	15.4	14.9
Sales and marketing	9.1	8.6	9.1
General and administrative	9.1	8.5	8.5
Acquired in-process research and development	—	1.4	—
Amortization of purchased intangibles	0.4	0.4	0.5
Impairment of goodwill and intangible assets	10.3	—	—
Restructuring costs	—	—	0.8

Total operating expenses	46.3	34.3	33.8
Loss from operations	(14.2)	(0.4)	(7.6)

Interest income	1.3	1.5	0.9
Interest expense	(3.9)	(3.8)	(4.3)
Loss on convertible debt exchange	—	(7.6)	—
Other income (expense), net	(0.1)	(0.2)	2.6

Loss before income taxes and cumulative effect of change in accounting principle	(16.9)	(10.5)	(8.4)
Provision for income taxes	0.5	0.6	0.7

Loss before cumulative effect of change in accounting principle	(17.4)	(11.1)	(9.1)
Cumulative effect of accounting change in accounting principle, net of taxes	—	(0.3)	—

Net loss	(17.4)%	(10.8)%	(9.1)%

Comparison of Fiscal Years Ended April 30, 2008 and 2007

        Revenues.    Revenues increased $21.6 million, or 5.2%, to $440.2 million in fiscal 2008 compared to $418.5 million in fiscal 2007. Sales of optical subsystems and components and network test systems represented 91.2% and 8.8%, respectively, of total revenues in fiscal 2008, compared to 91.1% and 8.9%, respectively, in fiscal 2007.

        Optical subsystems and components revenues increased $20.4 million, or 5.3%, to $401.6 million in fiscal 2008 compared to $381.3 million in fiscal 2007. Sales of products for short distance LAN/SAN applications decreased $9.3 million, or 4.1%, and sales of products for MAN and telecom applications increased $29.7 million, or 19.3%. The decrease in revenues from the sale of products for short distance LAN/SAN applications was primarily due to a decrease in sales of components used in these applications. The increase in revenues from the sales of MAN and telecom products was primarily the result of increased sales of 10 Gbps products to existing customers.

        Network performance test systems revenues increased $1.3 million, or 3.4%, to $38.6 million in fiscal 2008 compared to $37.3 million in fiscal 2007. The increase in revenues was primarily due to the introduction during fiscal 2008 of several new products for 8 Gbps Fibre Channel applications as OEM system manufacturers began to design their product offerings for these higher speed applications and the introduction of products for 3-6 Gbps SAS/SATA applications.

        Amortization of Acquired Developed Technology.    Amortization of acquired developed technology, a component of cost of revenues, increased $499,000, or 8.3%, in fiscal 2008 to $6.5 million compared to $6.0 million in fiscal 2007. The increase reflects the amortization of additional assets as a result of the acquisitions of AZNA and Kodeos which were completed in the fourth quarter of fiscal 2007, partially offset by the roll-off during fiscal 2008 of certain fully amortized assets associated with the Honeywell and Infineon acquisitions.

        Gross Profit.    Gross profit decreased $756,000, or 0.5%, to $141.5 million in fiscal 2008 compared to $142.3 million in fiscal 2007. Gross profit as a percentage of total revenue was 32.2% in fiscal 2008 compared to 34.0% in fiscal 2007. Finisar recorded a write down of $14.1 million for obsolete and excess inventory in fiscal 2008 and $12.1 million in fiscal 2007. Finisar sold inventory that was written down in previous periods resulting in a benefit of $6.0 million in fiscal 2008 and $4.1 million in fiscal 2007. As a result, Finisar recognized a net non-cash write down of $8.1 million in fiscal 2008 compared to $8.0 million in fiscal 2007. Manufacturing overhead includes non-cash stock-based compensation expense of $3.1 million in fiscal 2008 and $3.5 million in fiscal 2007. Also included in manufacturing expense in fiscal 2008 was a charge of $1.1 million related to personal income taxes that Finisar assumed related to the results of the investigation of its historical stock option granting practices. Excluding the amortization and impairment of acquired developed technology, the net impact of excess and obsolete inventory write downs, stock-based compensation expense, and the assumed personal income taxes, gross profit would have been $160.3 million, or 36.4% of revenue, in fiscal 2008, compared to $159.8 million, or 38.2% of revenue, in fiscal 2007. The decrease in adjusted gross profit margin was primarily due to declines in sales prices for Finisar's LAN/SAN products as a result of competitive pricing pressures.

        Research and Development Expenses.    Research and development expenses increased $12.0 million, or 18.6%, to $76.5 million in fiscal 2008 compared to $64.6 million in fiscal 2007. The increase was primarily due to the acquisitions of AZNA and Kodeos which contributed an additional $7.2 million in spending in fiscal 2008, of which, $1.2 million was related to AZNA purchase-related retention payments. Also included in research and development expenses in fiscal 2008 were charges of $1.6 million related to personal income taxes of certain employees that Finisar assumed related to the results of the investigation of its historical stock option granting practices. Research and development expenses include non-cash stock-based compensation expense of $4.4 million in fiscal 2008 and $4.0 million in fiscal 2007. The remaining increase of $2.8 million in research and development expense was primarily due to personnel costs related to spending for the development of new higher data rate transceiver products. Research and development expenses as a percent of revenues increased to 17.4% in fiscal 2008 compared to 15.4% in fiscal 2007. Excluding the assumed personal income taxes of certain employees and the AZNA purchase-related retention payments, fiscal 2008 research and development expenses would have been 16.7% of revenue.

        Sales and Marketing Expenses.    Sales and marketing expenses increased $3.9 million, or 10.8%, to $40.0 million in fiscal 2008 compared to $36.1 million in fiscal 2007. The increase in sales and marketing expenses was primarily due to personnel related costs added in anticipation of revenue growth in the last half of the fiscal year. Included in sales and marketing expenses in fiscal 2008 were charges of $742,000 related to personal income taxes of certain employees that Finisar assumed related to the results of the investigation of its historical stock option granting practices and $213,000 related to retention payments as a result of the AZNA purchase. Sales and marketing expenses include non-cash stock-based compensation expense of $2.0 million in fiscal 2008 and $1.9 million in fiscal 2007. Sales and marketing expenses as a percent of revenues increased to 9.1% in fiscal 2008 compared to 8.6% in fiscal 2007. Excluding the assumed personal income taxes and the AZNA purchase related retention payments, fiscal 2008 sales and marketing expenses would have been 8.9% of revenue.

        General and Administrative Expenses.    General and administrative expenses increased $4.6 million, or 13.0%, to $40.3 million in fiscal 2008 compared to $35.6 million in fiscal 2007. The increase was primarily due to a $2.4 million increase in professional services expense related to the investigation of Finisar's historical stock option granting practices and charges of $835,000 related to the assumption of personal income taxes, also a result of the investigation and $274,000 related to AZNA purchase-related retention payments. Total professional services expense related to the investigation of Finisar's historical stock option granting practices was $7.9 million in fiscal 2008 compared to $5.5 million in fiscal 2007. General and administrative expenses include non-cash stock-based compensation expense of $2.0 million in fiscal 2008 compared to $2.4 million in fiscal 2007. General and administrative expenses as a percent of revenues increased to 9.1% in fiscal 2008 compared to 8.5% in fiscal 2007. Excluding the charges associated with the options investigation, general and administrative expenses would have been $31.5 million or 7.2% of revenue in fiscal 2008 compared to $30.1 million, or 7.2% of revenue in fiscal 2007.

        Acquired In-process Research and Development.    Finisar recorded no in-process research and development, or IPR&D, expenses in fiscal 2008, compared to $5.8 million in fiscal 2007. The fiscal 2007 IPR&D charges were related to the fourth quarter acquisitions of AZNA and Kodeos.

        Amortization of Purchased Intangibles.    Amortization of purchased intangibles decreased $66,000, or 3.6%, to $1.7 million in fiscal 2008 compared to $1.8 million in fiscal 2007. The decrease was due to the roll-off of certain fully amortized assets during fiscal 2008 associated with the acquisition of assets from InterSAN in the amount of $990,000, offset by the additional amortization related to Finisar's fiscal 2007 acquisitions of AZNA and Kodeos of $924,000.

        Impairment of Goodwill and Intangible Assets.    Based on certain indicators of impairment, in the fourth quarter of fiscal 2008, Finisar reviewed the net carrying value of its internally developed patent costs for impairment and determined that certain patents were impaired and had a fair value of zero. As a result, Finisar recorded an impairment charge of $5.3 million in the fourth quarter of fiscal 2008. Additionally, based on Finisar's annual goodwill impairment analysis, Finisar determined that the goodwill related to its network performance test systems reporting unit was impaired and had an estimated implied fair value of zero. As a result, Finisar recorded an estimated impairment charge of $40.1 million in the fourth quarter of fiscal 2008.

        Interest Income.    Interest income decreased $399,000, or 6.4%, to $5.8 million in fiscal 2008 compared to $6.2 million in fiscal 2007. The decrease was primarily the result of decreasing investment balances and lower interest rates during fiscal 2008.

        Interest Expense.    Interest expense increased $1.2 million, or 7.4%, to $17.2 million in fiscal 2008 compared to $16.0 million in fiscal 2007. Interest expense is primarily related to Finisar's convertible subordinated notes due in 2008 and 2010. Interest expense related to these notes was approximately $14.4 million and $13.8 million in fiscal 2008 and 2007, respectively, of which, $4.9 million and $4.8 million respectively, represented the amortization of the beneficial conversion feature of these notes. The remaining interest expense in fiscal 2008 and 2007 consisted primarily of interest on a convertible note issued in connection with the AZNA acquisition, interest on a bank note, and imputed interest of a financing liability associated with the sale/leaseback of a building.

        Loss on Convertible Debt Exchange.    In fiscal 2007, Finisar exchanged $100 million of its 2 1/2% convertible subordinated notes due in 2010 for $100 million of new 2 1/2% convertible senior subordinated notes also due in 2010. Among other features, the new notes eliminated a put option that would have allowed the holders to require the redemption of the debt on October 15, 2007 for cash or shares. As a result of the exchange, Finisar recorded a non-cash charge for the extinguishment of the original notes of $31.6 million in fiscal 2007.

        Other Income (Expense), Net.    Other income (expense), net, consisted of a net expense of $298,000 in fiscal 2008 compared to $724,000 in fiscal 2007. Other expense primarily consists of non-cash amortization of subordinated loan costs which was $1.3 million in fiscal 2008 and $1.2 million in fiscal 2007. Also included in fiscal 2008 was a net gain of $960,000 which was primarily related to a non-cash gain associated with marking to fair value the liability for certain stock option modifications and gains on the disposal of abandoned equipment, offset by a loss on the sale of shares and the issuance of a call option the remaining shares held in a minority investment. Also included in fiscal 2007 was a net gain of $507,000 which was primarily related to gains on the disposal of abandoned equipment.

        Provision for Income Taxes.    Finisar recorded an income tax provision of $2.2 million for fiscal 2008 compared to $2.8 million for fiscal 2007. The income tax provision in fiscal 2008 and 2007 is primarily the result of establishing a deferred tax liability to reflect tax amortization of goodwill for which no book amortization has occurred. The decrease of $577,000 was primarily due to the tax effect of the write-off of goodwill in Finisar's network performance systems reporting unit. Due to the uncertainty regarding the timing and extent of Finisar's future profitability, it has recorded a valuation allowance to offset potential income tax benefits associated with its operating losses. As a result, Finisar did not record any income tax benefit in either fiscal 2008 or 2007. There can be no assurance that deferred tax assets subject to the valuation allowance will ever be realized.

        Cumulative effect of adoption of SFAS 123R.    Upon the adoption of Statement of Financial Accounting Standards, or SFAS, 123R on May 1, 2006, Finisar recorded in fiscal 2007 an additional $1.2 million cumulative benefit from change in accounting principle, net of tax, reflecting the net cumulative impact of estimated forfeitures related to unvested stock options as of May 1, 2006 that were previously not included in the determination of historic stock-based compensation expense under APB 25 in periods prior to May 1, 2006.

Comparison of Fiscal Years Ended April 30, 2007 and 2006

        Revenues.    Revenues increased $54.3 million, or 14.9%, to $418.5 million in fiscal 2007 compared to $364.3 million in fiscal 2006. Sales of optical subsystems and components and network test systems represented 91.1% and 8.9%, respectively, of total revenues in fiscal 2007, compared to 89.5% and 10.5%, respectively, in fiscal 2006.

        Optical subsystems and components revenues increased $55.3 million, or 17.0%, to $381.3 million in fiscal 2007 compared to $326.0 million in fiscal 2006. Of the total increase in optical subsystems and components revenues, sales of products for short distance LAN/SAN applications increased $28.1 million, or 14.1%, and sales of products for MAN and telecom applications increased $27.2 million, or 21.5%. The increase in revenues from the sale of these products was primarily the result of an increase in the volume of units sold to new and existing customers.

        Network test systems revenues decreased $1.1 million, or 2.7%, to $37.3 million in fiscal 2007 compared to $38.3 million in fiscal 2006. The decrease in revenues was primarily due to a decrease in demand resulting from a product lifecycle transition as OEM system manufacturers complete their transition from 4 Ghz to 6-8 Ghz models.

        Amortization of Acquired Developed Technology.    Amortization of acquired developed technology, a component of cost of revenues, decreased $11.7 million, or 66.0%, in fiscal 2007 to $6.0 million compared to $17.7 million in fiscal 2006. The decrease reflects the impairment charges recorded in fiscal 2006 and 2005 as well as the roll-off of certain fully amortized assets during fiscal 2007.

        Impairment of Acquired Developed Technology.    Impairment of acquired developed technology, a component of cost of revenues, decreased from $853,000 in fiscal 2006 to $0 in fiscal 2007. The fiscal 2006 charges reflected the write off of technology for the linear optical amplifier product acquired with Finisar's acquisition of the assets of Genoa Corporation in April 2003 and technology related to the broadband lightsource product acquired with Finisar's acquisition of Transwave Fiber Inc., in May 2001. Each of these products was discontinued during the second quarter of fiscal 2006.

        Gross Profit.    Gross profit increased $46.7 million, or 48.8%, to $142.3 million in fiscal 2007 compared to $95.6 million in fiscal 2006. Gross profit as a percentage of total revenue was 34.0% in fiscal 2007 compared to 26.2% in fiscal 2006. Finisar recorded reserve charges of $12.1 million for obsolete and excess inventory in fiscal 2007 and $9.3 million in fiscal 2006. Finisar sold inventory that was reserved in previous periods resulting in a benefit of $4.1 million in fiscal 2007 and $3.6 million in fiscal 2006. As a result, Finisar recognized a net non-cash reserve charge of $8.0 million in fiscal 2007 compared to $5.7 million in fiscal 2006. Manufacturing overhead includes non-cash stock-based compensation expense of $3.5 million in fiscal 2007 and $2.6 million in fiscal 2006. Excluding the amortization and impairment of acquired developed technology, the net impact of excess and obsolete inventory reserve charges and stock-based compensation expense, gross profit would have been $159.8 million, or 38.2% of revenue, in fiscal 2007, compared to $121.6 million, or 33.4% of revenue in fiscal 2006. The increase in adjusted gross profit margin was primarily due to the 14.9% increase in revenue driven by increases in unit volume with no increase in manufacturing spending coupled with decreases in material costs. Manufacturing overhead costs included duplicate manufacturing facility costs of $1.0 million in fiscal 2007 and $2.8 million in fiscal 2006 at Finisar's Advanced Optical Components Division as a result of its move to a new manufacturing facility in Texas, accelerated depreciation charges of $1.7 million in fiscal 2006 for abandoned leasehold improvements and equipment, and $1.3 million of severance related charges in fiscal 2006, all of which adversely impacted Finisar's gross profit margin.

        Research and Development Expenses.    Research and development expenses increased $10.1 million, or 18.6%, to $64.6 million in fiscal 2007 compared to $54.4 million in fiscal 2006. The increase was primarily due to increased personnel related spending, project materials and new product related scrap related to the development of new higher data rate transceiver products. Included in research and development expenses in fiscal 2006 were charges of $1.9 million related to abandoned leasehold improvements and equipment. Research and development expenses include non-cash stock-based compensation expense of $4.0 million in fiscal 2007 and $1.9 million in fiscal 2006. Research and development expenses as a percent of revenues increased to 15.4% in fiscal 2007 compared to 14.9% in fiscal 2006.

        Sales and Marketing Expenses.    Sales and marketing expenses increased $3.0 million, or 9.0%, to $36.1 million in fiscal 2007 compared to $33.1 million in fiscal 2006. The increase in sales and marketing expenses was primarily due to personnel related costs required to support Finisar's revenue growth. Sales and marketing expenses include non-cash stock-based compensation expense of $1.9 million in fiscal 2007 and $1.0 million in fiscal 2006. Sales and marketing expenses as a percent of revenues decreased to 8.6% in fiscal 2007 compared to 9.1% in fiscal 2006.

        General and Administrative Expenses.    General and administrative expenses increased $4.8 million, or 15.5%, to $35.6 million in fiscal 2007 compared to $30.9 million in fiscal 2006. The increase was primarily due to professional services expense of $5.5 million related to the investigation of Finisar's historical stock option granting practices. General and administrative expenses include non-cash stock-based compensation expense of $2.4 million in fiscal 2007 and $1.3 million in fiscal 2006. Also included in general and administrative costs in fiscal 2006 were accelerated depreciation charges of $130,000 related to abandoned equipment, accelerated amortization charges of $648,000 related to abandoned patents, and $237,000 for reduction in force. General and administrative expenses as a percent of revenues increased to 8.5% in fiscal 2007 compared to 8.5% in fiscal 2006.

        Acquired In-process Research and Development.    In-process research and development, or IPR&D, expenses were $5.8 million in fiscal 2007, compared to $0 in fiscal 2006. The fiscal 2007 IPR&D charges were related to the fourth quarter acquisitions of AZNA and Kodeos.

        Amortization of Purchased Intangibles.    Amortization of purchased intangibles increased $67,000, or 3.8%, to $1.8 million in fiscal 2007 compared to $1.7 million in fiscal 2006. The slight increase was due to purchased intangibles related to Finisar's acquisitions of AZNA and Kodeos in the fourth quarter of fiscal 2007.

        Restructuring Costs.    During the second quarter of fiscal 2006, Finisar completed the consolidation of its Northern California facilities. The restructuring charges included the remaining value of non-cancelable lease obligations of $2.8 million for Finisar's abandoned corporate office located in Sunnyvale and a portion of its facility in Scotts Valley and moving costs of $290,000.

        Interest Income.    Interest income increased $2.7 million, or 78.2%, to $6.2 million in fiscal 2007 compared to $3.5 million in fiscal 2006. The increase was primarily the result of increasing investment balances and rising interest rates during fiscal 2007.

        Interest Expense.    Interest expense increased $202,000, or 1.3%, to $16.0 million in fiscal 2007 compared to $15.8 million in fiscal 2006. Interest expense is primarily related to Finisar's convertible subordinated notes due in 2008 and 2010. Interest expense related to these notes was $13.8 million and $13.5 million in fiscal 2007 and 2006, respectively, of which, $4.8 million and $4.5 million respectively, represented the amortization of the beneficial conversion feature of these notes. In fiscal 2007, $84,000 of interest expense was related to convertible promissory notes issued in connection with Finisar's acquisition of AZNA and the financing liability recorded as a result of the sale-leaseback of one of its corporate facilities. In fiscal 2006, $2.3 million of interest expense was related to convertible promissory notes issued in connection with Finisar's acquisitions of Data Transit and I-TECH, a minority investment in Cyoptics, Inc. and a financing liability recorded as a result of the sale-leaseback of one of its corporate facilities. The principal and interest balances associated with the Data Transit, I-TECH and Cyoptics notes were converted into shares of Finisar's common stock in fiscal 2006.

        Loss on Convertible Debt Exchange.    In fiscal 2007, Finisar exchanged $100 million of its 2 1/2% convertible subordinated notes due in 2010 for $100 million of new 2 1/2% convertible senior subordinated notes also due in 2010. Among other features, the new notes eliminated a put option that would have allowed the holders to require the redemption of the debt on October 15, 2007 for cash or shares. As a result of the exchange, Finisar recorded a non-cash charge for the extinguishment of the original notes of $31.6 million in fiscal 2007.

        Other Income (Expense), Net.    Other income (expense), net, consisted of a net expense of $724,000 in fiscal 2007 compared to income of $9.3 million in fiscal 2006. In the third quarter of fiscal 2006, Finisar recorded a gain of $11.0 million on the sale of a minority equity investment. Except for the gain in fiscal 2006, other expense primarily consists of non-cash amortization of subordinated loan costs.

        Provision for Income Taxes.    Finisar recorded an income tax provision of $2.8 million for fiscal 2007 compared to $2.4 million for fiscal 2006. The income tax provision in fiscal 2007 and 2006 is primarily the result of establishing a deferred tax liability to reflect tax amortization of goodwill for which no book amortization has occurred. Due to the uncertainty regarding the timing and extent of Finisar's future profitability, its has recorded a valuation allowance to offset potential income tax benefits associated with its operating losses. As a result, Finisar did not record any income tax benefit in either fiscal 2007 or 2006. There can be no assurance that deferred tax assets subject to the valuation allowance will ever be realized.

        Cumulative effect of adoption of SFAS 123R.    Upon the adoption of SFAS 123R on May 1, 2006, Finisar recorded an additional $1.2 million cumulative benefit from change in accounting principle, net of tax, reflecting the net cumulative impact of estimated forfeitures related to unvested stock options as of May 1, 2006 that were previously not included in the determination of historic stock-based compensation expense under APB 25 in periods prior to May 1, 2006.

Liquidity and Capital Resources

        At April 30, 2008, cash, cash equivalents and "available-for-sale" investments totaled $119.3 million compared to $132.5 million at April 30, 2007. Restricted securities, used to secure future interest payments on Finisar's convertible debt, were $0 at April 30, 2008 compared to $625,000 at April 30, 2007. At April 30, 2008, total short and long term debt was $257.6 million, compared to $267.6 million at April 30, 2007. The decrease in debt during fiscal 2008 was primarily due to the repurchase on the open market of $8.2 million of Finisar's 5 1/4% convertible notes.

        Net cash provided by operating activities totaled $39.3 million in fiscal 2008, compared to cash provided of $34.7 million in fiscal 2007, and cash used of $2.9 million in fiscal 2006. Cash provided by operating activities in fiscal 2008 was primarily a result of adjustments to operating losses to reflect non-cash related items. Working capital uses of cash in fiscal 2008 included cash inflows of $23.2 million offset by outflows of $6.9 million. Cash inflows were primarily due to a $1.4 million increase in accounts payable, an $8.9 million decrease in account receivable, a $7.3 million increase in other accrued liabilities and a $3.8 million increase in accrued compensation. The increase in accounts payable was primarily due to the timing of payments. The decrease in accounts receivable was primarily due to the sale of receivables, partially offset by an increase in revenues. The increase in inventories was due to increases in revenues and unit volume. The increase in other assets was primarily due to an increase in other accounts receivable. The increase in accrued compensation was primarily due to employee stock purchase plan withholding and higher payroll related accruals. The increase in deferred income taxes was primarily due to the book and tax differences associated with the amortization of goodwill related to certain asset acquisitions. Cash outflows were primarily due to an $1.2 million increase in inventories and a $5.5 million increase in other assets, primarily related to an increase in receivables from subcontractors due to an increased volume of business with them.

        Net cash provided by investing activities totaled $259,000 in fiscal 2008, compared to cash used in investing activities of $43.7 million in fiscal 2007 and cash provided by investing activities of $8.4 million in fiscal 2006. Cash provided by investing activities in fiscal 2008 primarily consisted of proceeds from net sales of short-term investments of $30.8 million, proceeds from the sale of equity investment of $1.6 million, proceeds from the sale of property and equipment of $643,000 and maturity of restricted securities of $625,000. The use of cash in investing activities in fiscal 2008 was primarily related to purchases of equipment of $27.2 million to support increased production volumes, legal and other fees of $4.7 million related to internally developed patents and a $2.0 million equity investment in a private company that will be accounted for under the cost method. Cash provided by investing activities in fiscal 2007 primarily consisted of maturity of restricted securities of $5.0 million and proceeds from the sale of property and equipment of $1.7 million. The use of cash in investing activities in fiscal 2007 was primarily related to Finisar's acquisitions of AZNA and Kodeos, purchases of equipment to support increased production volumes, legal and other fees of $5.6 million related to internally developed patents and net purchases of short-term investments of $11.7 million. Cash provided by investing activities in fiscal 2006 primarily consisted of proceeds of $11.0 million received from the sale of a minority investment and net sales of short-term investments of $17.4 million. The use of cash in investing activities in fiscal 2006 was primarily due to purchases of equipment and facility improvements in Malaysia to support increased production volumes, legal and other fees of $4.5 million related to internally developed patents, the acquisition of InterSAN, Inc. and the acquisition of certain assets of Big Bear Networks.

        Net cash used by financing activities was $16.3 million in fiscal 2008, compared to net cash provided by financing activities of $1.8 million in fiscal 2007 and $22.7 million in fiscal 2006. Cash used by financing activities in fiscal 2008 primarily consisted of repurchases of $8.2 million in principal amount of Finisar's outstanding 5 1/4% convertible notes due in October 2008, repayment of $6.0 million of convertible notes issued in conjunction with the AZNA acquisition and repayments of $2.0 million under an equipment loan, partially offset by proceeds from the exercise of employee stock options. Cash provided by financing activities in fiscal 2007 primarily consisted of proceeds of $4.1 million from the exercise of employee stock options and purchases of stock under Finisar's employee stock purchase plan offset by repayments of an equipment loan. Cash provided by financing activities in fiscal 2006 primarily consisted of $9.9 million in proceeds from the equipment loan and proceeds of $14.0 million from the exercise of employee stock options and purchases of stock under Finisar's employee stock purchase plan.

        At April 30, 2008, Finisar had contractual obligations of $324.0 million as shown in the following table (in thousands):

		Payments Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years
Short-term debt	$2,012	$2,012	$—	$—	$—
Long-term debt	3,626	—	3,626	—	—
Convertible debt	253,943	103,943	150,000	—	—
Interest on debt	12,649	6,835	5,814	—	—
Lease commitment under sale-leaseback agreement	42,378	3,166	6,547	6,845	25,820
Operating leases	6,175	2,668	3,119	345	43
Purchase obligations	3,206	3,206	—	—	—

Total contractual obligations	$323,989	$121,830	$169,106	$7,190	$25,863

        Short-term debt consists of $2.0 million representing the current portion of a note payable to a financial institution.

        Long-term debt consists of the long-term portion of a note payable to a financial institution in the principal amount of $3.6 million.

        Convertible debt consists of two series of convertible subordinated notes in the aggregate principal amount of $92.0 million due October 15, 2008 and $50.0 million due October 15, 2010 and a series of convertible senior subordinated notes in the aggregate principal amount of $100.0 million due October 15, 2010. The two series of convertible subordinated notes are convertible by the holders of the notes at any time prior to maturity into shares of Finisar's common stock at specified conversion prices. The two series of notes are redeemable by Finisar at any time. The convertible senior subordinated notes are convertible at the option of the holders, at any time on or prior to maturity, into shares of Finisar's common stock at a rate equal to approximately 305 shares of common stock per $1,000 principal of the notes, subject to adjustment in certain circumstances. However, the convertible senior subordinated notes contain provisions known as net share settlement which require that, upon conversion of the notes, Finisar will pay holders in cash for up to the principal amount of the converted notes and that any amounts in excess of the cash amount will be settled in shares of its common stock. Annual interest payments on the convertible subordinated notes are approximately $8.8 million.

        Convertible debt also includes a convertible promissory note that was issued in connection with the AZNA acquisition. As of April 30, 2008, the principal amount of the note was approximately

$11.9 million. The remaining balance of the note was paid in full during the quarter ending July 31, 2008.

        Interest on debt consists of the scheduled interest payments on Finisar's short-term, long-term, and convertible debt.

        The lease commitment under sale-leaseback agreement includes the principal amount of $11.6 million related to the sale-leaseback of Finisar's corporate office building, which Finisar entered into in the fourth quarter of fiscal 2005.

        Operating lease obligations consist primarily of base rents for facilities Finisar occupies at various locations.

        Purchase obligations consist of standby repurchase obligations and are related to materials purchased and held by subcontractors on Finisar's behalf to fulfill the subcontractors' purchase order obligations at their facilities. Finisar's repurchase obligations of $3.2 million have been expensed and recorded on the balance sheet as non-cancelable purchase obligations as of April 30, 2008.

        On March 14, 2008, Finisar entered into an amended letter of credit reimbursement agreement with Silicon Valley Bank that will be available through March 13, 2009. Under the terms of the amended agreement, Silicon Valley Bank is providing a $10.5 million letter of credit facility covering existing letters of credit issued by Silicon Valley Bank and any other letters of credit that Finisar may require. Outstanding letters of credit secured by this agreement at April 30, 2008 totaled $9.4 million.

        On March 14, 2008, Finisar also entered into a revolving line of credit agreement with Silicon Valley Bank. Under the terms of the agreement, the bank is providing a $50 million revolving line of credit that will be available to Finisar through March 13, 2009. Borrowings under this line are collateralized by substantially all of Finisar's assets except its intellectual property rights and bear interest, at Finisar's option, at either the bank's prime rate or the LIBOR rate plus 2.5%. The agreement is subject to certain financial covenants that may restrict Finisar's ability to borrow under this line of credit. At April 30, 2008, there was no outstanding balance under the line of credit.

        In addition to the credit arrangements described above, Finisar has received a commitment from a Malaysian bank to lend Finisar's Malaysian subsidiary up to $20 million and to provide up to $1.6 million in other credit facilities. The loan, which is subject to the completion and execution of formal documentation, would bear interest at the rate of 4.9% per annum, would be payable in 20 quarterly installments, and would be secured by the building which houses Finisar's Malaysian operations as well as by Finisar's corporate guaranty. Finisar expects documentation of this arrangement to be completed in July 2008.

        Finisar believes that its existing balances of cash, cash equivalents and short-term investments, together with the cash expected to be generated from its future operations and borrowings available under its bank credit facilities, will be sufficient to meet Finisar's cash needs for working capital and capital expenditures for at least the next 12 months, unless Finisar's payment obligations under its outstanding convertible subordinated notes are accelerated. See "Legal Proceedings—Matters Related to Historical Stock Option Grant Practices—Trust Indenture Litigation." Finisar may, however, require additional financing to fund its operations in the future, including the repayment of its outstanding convertible subordinated notes. The volatility in the capital markets, particularly in the technology sector, may make it difficult for Finisar to raise additional capital if and when it is required, especially if Finisar experiences disappointing operating results. If adequate capital is not available to Finisar as required, or is not available on favorable terms, Finisar's business, financial condition and results of operations will be adversely affected.

Off-Balance-Sheet Arrangements

        At April 30, 2008 and April 30, 2007, Finisar did not have any off-balance sheet arrangements or relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities, which are typically established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes.

Pending Adoption of New Accounting Standards

        In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles, or SFAS 162. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (the GAAP hierarchy). Statement 162 will become effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Finisar does not expect the adoption of SFAS 162 to have a material effect on its consolidated results of operations and financial condition.

        In May 2008, the FASB issued FSP Accounting Principles Board, or APB, 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), or FSP APB 14-1. FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis and will be adopted by Finisar in its first quarter of fiscal 2010. Finisar is currently evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on its consolidated results of operations and financial condition.

        In December 2007, the FASB issued FAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51, or FAS 160. FAS 160 addresses the accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent's ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. FAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. FAS 160 is effective for fiscal years beginning after December 15, 2008, and will be adopted by Finisar in fiscal 2010. Finisar is currently assessing the impact of this standard on its future consolidated results of operations and financial condition.

        In December 2007, the FASB issued FAS No. 141R, Business Combinations, or FAS 141R. FAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statement to evaluate the nature and financial effects of the business combination. FAS 141R is effective for financial statements issued for fiscal years beginning after December 15, 2008. Accordingly, any business combinations Finisar engages in will be recorded and disclosed following existing GAAP until May 1, 2009. Finisar expects FAS No. 141R will have an impact on its consolidated financial statements when effective, but the nature and magnitude of the specific effects will depend upon the nature, terms and size of the acquisitions it consummates after the effective date. Finisar is currently assessing the impact of this standard on its future consolidated results of operations and financial condition.

        In June 2007, the FASB ratified EITF 07-3, Accounting for Non-Refundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities, or EITF 07-3.

EITF 07-3 requires that nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities be deferred, capitalized and recognized as an expense as the goods are delivered or the related services are performed. EITF 07-3 is effective, on a prospective basis, for fiscal years beginning after December 15, 2007. Finisar adopted EITF 07-3 effective May 1, 2008 and do not expect any material impact on its consolidated results of operations and financial condition.

        In February 2007, the FASB issued FAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-including an amendment of FASB Statement No. 115, or FAS 159. FAS 159 expands the use of fair value accounting but does not affect existing standards which require assets or liabilities to be carried at fair value. The objective of FAS 159 is to improve financial reporting by providing companies with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Under FAS 159, an entity may irrevocably elect to use fair value to measure eligible items including accounts receivable, available-for-sale and held-to-maturity securities, equity method investments, accounts payable, guarantees, and issued debt. Management has elected to not adopt the optional treatment afforded by SFAS No. 159 and therefore the adoption of FAS No. 159 is not expected to have a significant impact on Finisar's consolidated financial statements.

        In September 2006, the FASB issued FAS No. 157, Fair Value Measurements, or FAS 157. FAS 157 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Under this guidance, fair value measurements would be separately disclosed by level within the fair value hierarchy. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position No. FAS 157-2, Effective Date of FASB Statement No. 157, or FSP FAS 157-2. FSP FAS 157-2 amends FAS 157 to delay the effective date of FAS 157 for non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Finisar adopted the effective portion of FAS 157 on May 1, 2008 and do not expect any material impact on its consolidated results of operations and financial condition. Finisar is currently assessing the impact of applying FAS 157 to its non-financial assets and liabilities on its future consolidated results of operations and financial condition.

Quantitative and Qualitative Disclosures About Market Risk

        Finisar's exposure to market risk for changes in interest rates relates primarily to its investment portfolio. The primary objective of Finisar's investment activities is to preserve principal while maximizing yields without significantly increasing risk. Finisar places its investments with high credit issuers in short-term securities with maturities ranging from overnight up to 36 months or have characteristics of such short-term investments. The average maturity of the portfolio will not exceed 18 months. The portfolio includes only marketable securities with active secondary or resale markets to ensure portfolio liquidity. Finisar has no investments denominated in foreign country currencies and therefore its investments are not subject to foreign exchange risk.

        Finisar invests in equity instruments of privately-held companies for business and strategic purposes. These investments are included in other long-term assets and are accounted for under the cost method when Finisar's ownership interest is less than 20% and Finisar does not have the ability to exercise significant influence. For entities in which Finisar holds greater than a 20% ownership interest, or where its has the ability to exercise significant influence, Finisar uses the equity method. Finisar recorded losses of $0 in fiscal 2008, $237,000 in fiscal 2007, and $2.1 million in fiscal 2006, for investments accounted for under the equity method. For these non-quoted investments, Finisar's policy is to regularly review the assumptions underlying the operating performance and cash flow forecasts in assessing the carrying values. Finisar identifies and records impairment losses when events and circumstances indicate that such assets are impaired. There were no impairment losses on these assets during fiscal 2008, 2007 or 2006. If Finisar's investments in a privately-held company becomes marketable equity securities upon the company's completion of an initial public offering or its acquisition by another company, Finisar's investment would be subject to significant fluctuations in fair market value due to the volatility of the stock market.

        The following table summarizes the expected maturity, average interest rate and fair market value of the available-for-sale debt securities held by Finisar (and related receivables) and debt securities issued by it as of April 30, 2008 (in thousands):

	Fiscal Years Ended April 30,
	2009	2010	2011 and Thereafter	Total Cost	Fair Market Value
Assets
Available-for-sale debt securities	$61,763	$8,514	$662	$70,939	$71,064
Average interest rate	3.17%	4.44%	5.16%
Liabilities
Long-term debt:
Fixed rate	$92,026	$—	$—	$92,026	$88,443
Average interest rate	5.25%
Fixed rate	$—	$—	$50,000	$50,000	$38,128
Average interest rate			2.50%
Fixed rate	$—	$—	$100,000	$100,000	$74,157
Average interest rate			2.50%

        The following table summarizes the expected maturity, average interest rate and fair market value of the available-for-sale debt securities held by Finisar (and related receivables) and debt securities issued by it as of April 30, 2007 (in thousands):

	Fiscal Years Ended April 30,
	2008	2009	2010 and Thereafter	Total Cost	Fair Market Value
Assets
Available-for-sale debt securities	$68,078	$8,182	$2,510	$78,770	$78,670
Average interest rate	3.09%	4.36%	5.20%
Restricted securities	$625	$—	$—	$625	$625
Average interest rate	0.00%
Liabilities
Long-term debt:
Fixed rate	$—	$100,250	$—	$100,250	$99,248
Average interest rate		2.25%
Fixed rate	$—	$—	$50,000	$50,000	$61,970
Average interest rate			2.50%
Fixed rate	$—	$—	$100,000	$100,000	$123,941
Average interest rate			2.50%

        Finisar has subsidiaries located in China, Malaysia, Europe and Singapore. Due to the relative volume of transactions through these subsidiaries, Finisar does not believe that it has significant exposure to foreign currency exchange risks. Finisar currently does not use derivative financial instruments to mitigate this exposure. In July 2005, China and Malaysia changed the system by which the value of their currencies are determined. Both currencies moved from a fixed rate pegged to the U.S. dollar to a managed float pegged to a basket of currencies. Finisar expects that this will have a minor negative impact on its future costs. Finisar continues to review this issue and may consider hedging certain foreign exchange risks through the use of currency forwards or options in future years.

FINISAR MANAGEMENT

Executive Officers

        The following table sets forth information regarding Finisar's executive officers as of July 1, 2008:

Name	Age	Position
Jerry S. Rawls	63	Chairman of the Board, President and Chief Executive Officer
David Buse	57	Senior Vice President and General Manager, Network Tools Divisions
Stephen K. Workman	57	Senior Vice President, Finance, Chief Financial Officer and Secretary
Joseph A. Young	51	Senior Vice President and General Manager, Optics Division

        Jerry S. Rawls has served as a member of Finisar's board of directors since March 1989, as Finisar's Chief Executive Officer since August 1999 and as Finisar's Chairman of the Board since January 2006. Mr. Rawls has also served as Finisar's President since April 2003 and previously held that title from April 1989 to September 2002. From September 1968 to February 1989, Mr. Rawls was employed by Raychem Corporation, a materials science and engineering company, where he held various management positions including Division General Manager of the Aerospace Products Division and Interconnection Systems Division. Mr. Rawls holds a B.S. in Mechanical Engineering from Texas Tech University and an M.S. in Industrial Administration from Purdue University.

        David Buse has served as Finisar's Senior Vice President and General Manager, Network Tools Division, since June 2005. Mr. Buse joined Finisar in December 2003 as its Senior Vice President, Sales and Marketing. From May 2002 to September 2003, Mr. Buse was employed as Vice President of Worldwide Sales and Marketing of Silicon Bandwidth, an interconnect technology company. Prior thereto, he spent over 20 years at Raychem/Tyco in various positions, most recently serving as Americas National Sales Manager. Mr. Buse holds a B.S. in Engineering Management from the United States Air Force Academy and an M.B.A. from UCLA.

        Stephen K. Workman has served as Finisar's Senior Vice President, Finance and Chief Financial Officer since September 2002 and as Finisar's Vice President, Finance and Chief Financial Officer from March 1999 to September 2002. Mr. Workman has also served as Finisar's Secretary since August 1999. From November 1989 to March 1999, Mr. Workman served as Chief Financial Officer at Ortel Corporation. Mr. Workman holds a B.S. in Engineering Science and an M.S. in Industrial Administration from Purdue University.

        Joseph A. Young has served as Finisar's Senior Vice President and General Manager, Optics Division, since June 2005. Mr. Young joined Finisar in October 2004 as its Senior Vice President, Operations. Prior to joining Finisar, Mr. Young served as Director of Enterprise Products, Optical Platform Division of Intel Corporation from May 2001 to October 2004. Mr. Young served as Vice President of Operations of LightLogic, Inc. from September 2000 to May 2001, when it was acquired by Intel, and as Vice President of Operations of Lexar Media, Inc. from December 1999 to September 2000. Mr. Young was employed from March 1983 to December 1999 by Tyco/ Raychem, where he served in various positions, including his last position as Director of Worldwide Operations for the OEM Electronics Division of Raychem Corporation. Mr. Young holds a B.S. in Industrial Engineering from Rensselaer Polytechnic Institute, an M.S. in Operations Research from the University of New Haven and an M.B.A. from the Wharton School at the University of Pennsylvania.

Changes in Executive Officers Following the Merger

        Under the merger agreement, Finisar has agreed to take all necessary corporate action to appoint Optium's Chief Executive Officer, Eitan Gertel, as Finisar's Chief Executive Officer. Mr. Rawls will continue to serve as Finisar's executive Chairman of the Board. Mr. Gertel has served as Optium's President and as a member of Optium's board of directors since March 2001 and as Chief Executive Officer and Chairman of the Board of Optium since February 2004. Mr. Gertel worked as Vice President and General Manager of the former transmission systems division, or TSD, of JDS Uniphase from 1995 to 2001. JDS Uniphase is a provider of broadband test and management solutions and optical products. Mr. Gertel holds a B.S.E.E. from Drexel University.

OPTIUM BUSINESS

Overview

        Optium is a leading designer and manufacturer of high-performance optical subsystems for use in the core to the edge of telecommunications and cable TV network systems. Since its founding in 2000, Optium has developed or acquired proprietary technology and products that enable transmission and switching functionality for high-bandwidth, intelligent optical networking applications. Optium supplies an extensive suite of optical subsystems, including 10 gigabits per second, or 10 Gbps, and 40 Gbps transceivers, cable TV and fiber to the home, or FTTH, transmitters, analog RF over fiber products, line cards, circuit packs and its technologically innovative wavelength selective switch reconfigurable optical add/drop multiplexer products, or WSS ROADMs. Optium's optical subsystems are used in network systems that deliver voice, video and other data services for consumers and enterprises and are delivered in the long haul, metropolitan and access segments, referred to as the core to the edge, of telecommunications and cable TV networks. Optium's customers are network systems vendors whose customers include wireline and wireless telecommunications service providers and cable TV operators, collectively referred to as carriers. Its end customers purchase Optium's products directly and through contract manufacturers.

        Increases in network traffic volume, driven by the proliferation of enhanced video and voice applications delivered over internet protocol, or IP, networks have resulted in deeper penetration of fiber optics into the edge of networks, higher network capacity utilization and the need for additional and flexible ways to manage bandwidth capacity. To address these trends, carriers are investing significant capital to enhance the capabilities of their networks and upgrade to new high-bandwidth IP networks. Optical subsystems provide critical transmission, reception and switching functions necessary to significantly increase the capacity, bandwidth efficiency and manageability of carrier networks. Optium's products support or provide the highest data rates commercially used in carrier networks. Optium has focused on 10 Gbps and 40 Gbps transceivers, ROADMs and cable TV and FTTH transmitters because it believes these are some of the fastest growing segments of the optical communications market.

        Optium believes that it has a fundamentally different product design approach from that of its competitors, allowing it to achieve mass customization of its products using common hardware platforms and customized embedded software. By designing and manufacturing its optical subsystems in-house and by using customized embedded software combined with a limited number of common hardware platforms, instead of customized hardware, in the manufacture of its products, Optium believes that it is able to offer its customers products with high performance and functionality, while reducing its costs and product development cycle times. Optium also has implemented several unique automated and semi-automated manufacturing systems and processes designed to further improve its manufacturing yields and produce higher volumes of products than generally possible using manual production techniques. Optium combines these unique manufacturing approaches with external sourcing of basic optical components rather than owning fabrication facilities, which it believes significantly reduces its fixed costs while providing Optium with the flexibility to source best-in-class components from third parties and to offer multiple solutions across multiple product lines.

        Optium believes its optical subsystems enable its customers to shorten product development cycles because its in-house design and manufacturing operations allow it to more quickly deliver customized optical subsystems for inclusion in network systems. Optium also believes customization of the features provided by its products primarily through modification of embedded software rather than through customized hardware allows its customers to add additional product features, such as enhanced signal monitoring and alarming, to their network systems more readily than through customized hardware. Optium believes this will allow carriers to support high-bandwidth applications at significantly lower operating costs, while simplifying network reconfiguration, improving reliability and enabling greater network functionality. In addition, Optium believes that network systems vendors are increasing their focus on providing higher value-added solutions, services and software to their carrier customers and de-emphasizing their optical hardware manufacturing efforts. Optium believes that it is well positioned to capitalize on the hardware design and manufacturing opportunities created by this shift and to enhance its position as a supplier of high-performance optical subsystems to network systems vendors.

        Since its founding in 2000, Optium has developed customer relationships with many of the leading global network systems vendors, including Alcatel-Lucent, Cisco Systems (primarily Scientific-Atlanta), Ericsson, Nokia Siemens Networks and Tellabs.

Optium's Products

        Optium's products are used from the core to the edge of communications networks. The optical networking equipment industry generally defines network segments of a network as access, metro, and long haul networks. Carriers all have unique networks and the challenge for Optium's customers is to provide agile solutions that can be utilized by all carriers, whether they are traditionally voice, wireless, data communication or cable TV operators.

  Access Networks

        Access networks transmit data over optical fiber over short distances and are characterized by meeting the need of delivering bandwidth services to the end users on the network. The type of equipment used depends on the particular strategies of the network operators. Optium delivers products that enable access networks to be upgraded for advanced voice, video and other data services. As with long haul and metro networks, Optium sells transceiver, transmitter and ROADM products that enable carriers to transport increasing network traffic volume. In particular, Optium provides high-performance optical networking products to network systems vendors servicing carriers. The products include ROADMs, transceivers and transmitters usable in FTTH networks and transmitters usable in hybrid fiber coaxial, or HFC, networks.

  Metro Networks

        Metro networks are typically arranged in a ring configuration that transmits data around metropolitan areas over hundreds of kilometers. They are characterized by needing flexibility in distributing bandwidth throughout a regional area. Optium's products are used in metro networks, many of which are currently being upgraded to operate at transmission speeds of 10 Gbps or greater. In addition, product cost and performance advancements combined with the requirements of expanding metro network capacity upgrades are increasing the demand for 40 Gbps and ROADM products. Additionally, Optium's products provide dense wavelength division multiplexing, or DWDM, technology, which is an advanced form of wavelength division multiplexing, or WDM, a technique that combines multiple wavelengths on a single optical fiber. DWDM systems enable both bandwidth optimization and increased wavelength agility throughout the network. The groups of wavelengths or channels in a DWDM system are usually defined in terms of frequency of the channel and the channels are generally spaced at either 50 or 100 gigahertz (0.4 or 0.8 nanometers, or nm) intervals.

  Long Haul Networks

        Long haul networks transmit data over optical fiber with distances ranging from hundreds of meters to thousands of kilometers. These subsystem applications are characterized by high technical complexity and typically operate over very long distances, requiring very high levels of product performance. Optium provides transceiver subsystems to network systems vendors, for integration into long haul networks, including 10 Gbps, 40 Gbps and ROADM products. Optium's products provide both time division multiplexed, or TDM, a technique that places multiple data streams in a single link at varying time intervals, and DWDM capabilities.

  Product Suite

        Optium believes it sells the industry's most complete product line of high speed serial optical transceivers for telecommunications applications, including products that support all variants for the 300-pin and XFP standards. 300-pin products are optical transmitters and receivers in a single package that allow transfer rates of 10 Gbps or 40 Gbps and that can be used in SONET systems, meaning a synchronous optical network, and also known as SDH, meaning synchronous digital hierarchy, as well as DWDM networks. 300-pin products combine lasers to transmit and photodetectors to receive signals with high-speed integrated circuits to perform functions such as system alarming, clock recovery and 16 input multiplexing and 16 output demultiplexing. XFP is a standard for serial fiber optical transceivers that allow transfer rates up to 10 Gbps. XFP is protocol independent, and protocols that can be used over XFP include Ethernet, Fibre Channel, and SONET or SDH. XFP is used in telecommunications routing, and its benefits include a small form factor and low power consumption. Each of these transceivers support the particular requirements of the network systems vendors, such as wavelength agility and complex modulation formats, and include proprietary technology to differentiate the products.

        Optium's WSS ROADM wavelength management products are designed to meet the needs of next generation "wavelength agile" networks that will allow dynamic switching of individual wavelengths. The need for carriers to upgrade and reduce the costs of their networks is driving the deployment of other next generation network systems that are designed to enable dynamic wavelength management.

        The tables below describe Optium's products as used in a network and their various applications and functions.

  Telecommunications transceiver products

Products	Reach	Modulation	Features	Function	Application
10 Gbps 300-pin transceivers	2km, 10km, 40km, 65km, 80km, 120km, 160km	NRZ, Duo-Binary, RZ	Full C- or L-Band tunable; large and small form factor; VOA RX	Integrated subsystem that generates and receives 10 Gbps optical data from optical fiber links.	Used in access, metro and long haul fiber optic networks operating at 10 Gbps.
40 Gbps 300-pin transceivers	2km, 40km	NRZ, Duo-Binary, DPSK, DQPSK*	Tunable; small form factor; internal PMD compensation options	Integrated subsystem that generates and receives 40 Gbps optical data from optical fiber links.	Used in access, metro and long haul fiber optic networks operating at 40 Gbps.
XFP transceivers	600m, 2km, 10km, 40km, 80km	NRZ		Integrated subsystem which generates and receives 10 Gbps optical data from optical fiber links.	Used in access, metro, long haul and storage area network applications for fiber optic transmission systems operating at 10 Gbps.

*
Support of DQPSK is part of Optium's product development roadmap.

        300-pin and XFP transceivers are highly integrated transceiver subsystems used for the transmission of optical signals over optical fiber in transport networks at distances up to thousands of kilometers. Each includes high speed optical components and integrated circuits and embedded software.

  ROADM telecommunications products

Products	Ports	Channel Spacing	Features	Function	Application
WSS ROADM	1x4, 1x6, 1x8, 1x9	50GHz, 100GHz, mixed 50/100 GHz	Drop and continue; mixed channel plan; integrated channel monitor; channel contouring*	Control and management of optical signals in a DWDM network.	Wavelength selective switching and reconfigurable optical add/drop multiplexing used in long haul and metro networks, and broadcast applications.
Circuit packs	1x4, 1x8 circuit packs; EDFA circuit packs, 1x8 drop & continue circuit packs	n/a	Integrated EDFA, OCM; customer specific designs	Control and management of optical signals in a DWDM network.	A variety of customer specific applications in DWDM systems.

*
Channel contouring is part of Optium's product development roadmap.

        Optium's WSS ROADM is a dynamic wavelength processor in a highly configurable platform for wavelength management in a DWDM telecommunications network. Optium's technology provides a highly flexible wavelength selective switch capable of operating on both 50 and 100 GHz International Telecommunications Union grids, the capability for in-service upgrades of functionality and integration of additional system functionality, including drop and continue, channel monitoring and channel contouring. Optium takes advantage of its unique component and manufacturing capabilities by incorporating the unique features of its WSS ROADM to create customer-specific circuit pack assemblies.

  Analog and cable TV products

Products	Function	Application
HFC externally modulated transmitter subsystem	Integrated subsystem that transmits 1550nm signals over optical fiber links for video and data distribution in HFC cable TV network systems.	HFC cable TV systems used in metro and access networks.
HFC distribution transmitter subsystem	Integrated subsystem that transmits 1310nm signals over optical fiber links for video and data distribution in HFC cable TV network systems.	HFC cable TV systems used in metro and access networks.
HFC distribution DWDM transmitter	Integrated subsystem that transmits 1310nm DWDM signals over optical fiber links in segmented applications for video and data distribution in HFC cable TV network systems.	HFC cable TV systems used in metro and access networks.
HFC quadrature amplitude modulation, or QAM, distribution transmitter subsystem	Integrated subsystem that transmits 1550nm signals over optical fiber links for data distribution in HFC cable TV network systems.	HFC cable TV systems used in metro and access networks.
HFC node transmitter
	Integrated subsystem that transmits 1550nm DWDM signals over optical fiber links in both the forward and reverse path node application for video and data distribution in HFC cable TV network systems where high data capacity is required.	HFC cable TV systems used in metro and access networks.
FTTH headend transmitter subsystem	Integrated subsystem that transmits 1550nm FTTH Signals over optical fiber links for data Distribution in FTTH network systems.	FTTH systems used in access networks.

        The HFC externally modulated transmitter subsystem, HFC QAM distribution transmitter subsystem and FTTH headend transmitter subsystem are highly integrated transmitter subsystems used for the transmission of analog and QAM digital signals over optical fiber in cable TV networks. Each includes high speed optical components, high speed integrated circuits and embedded software.

        Optium also designs and manufactures a variety of analog RF over fiber links, subsystems and modules, including analog transmitters and receivers. Each includes high speed optical components, high speed integrated circuits and embedded software. These products are used in a variety of commercial, industrial and government applications.

Customers and Customer Support

        Optium sells its diverse product lines of voice, video and data optical subsystems to customers worldwide. Optium's customer relationships with the industry's leading network systems vendors, including Alcatel-Lucent, Cisco/Scientific-Atlanta, Ericsson, Nokia Siemens Networks and Tellabs, strengthen its position in the telecommunications industry. As there are a limited number of network systems vendors that provide end products to the markets it addresses, Optium's customer base is also limited. For the year ended July 28, 2007, Alcatel-Lucent, Ericsson and Tellabs were Optium's largest end customers for products used in telecommunication systems. For the year ended July 28, 2007, Cisco/Scientific-Atlanta was its largest customer for products used in cable TV systems. Optium's customers can purchase directly through Optium or indirectly through contract manufacturers.

        Set forth below are two tables to illustrate Optium's major end and direct customers, respectively, and sales to these customers in the fiscal years 2007 and 2006. Percentages are based on Optium's total revenue in the years ended July 28, 2007 and July 29, 2006.

  End customers

	Fiscal Year Ended
	July 28, 2007		July 29, 2006
	(In thousands, except percentages)
Cisco/Scientific-Atlanta(1)	$30,295	24.1%	$20,280	29.2%
Ericsson	30,020	23.9	13,483	19.4
Alcatel-Lucent(1)	16,619	13.2	13,224	19.1
Tellabs	13,534	10.8	2,542	3.7

    (1)
    Cisco and Scientific-Atlanta merged during Optium's fiscal year 2006 and Alcatel and Lucent merged during Optium's fiscal year 2007. The amounts shown in the table above represent combined sales to the companies pre- and post-merger for the full periods.

  Direct customers

	Fiscal Year Ended
	July 28, 2007		July 29, 2006
	(In thousands, except percentages)
Ericsson	$27,539	21.9%	$12,051	17.3%
Cisco/Scientific-Atlanta(1)	25,548	20.4	13,723	19.8
Sanmina(2)	16,535	13.2	8,237	11.9
Celestica(2)	6,959	5.5	8,840	12.7

    (1)
    Cisco and Scientific-Atlanta merged during Optium's fiscal year 2006. The amounts shown in the table above represent combined sales to the companies pre- and post-merger for the full periods.

    (2)
    Celestica and Sanmina are contract manufacturers that purchase Optium's products on behalf of several of Optium's network systems vendor customers.

        As part of Optium's strategy to enable its customers to shorten their product development cycles and improve their time to market, Optium focus' its resources in close consultation with its customers to address their most complex challenges through further integration into their product development process and delivery of high-performance optical subsystems. Optium believes such a consultative approach as part of its customers' product development process enables it to broaden the scope of its customer engagements and respond quickly to customer issues, including diagnosis of an issue and providing the support needed to render a solution.

Manufacturing and Operations

        Optium considers manufacturing to be one of its core competencies and believes its in-house manufacturing processes to be a significant competitive advantage. Optium has invested, and expects to continue to invest, significant capital into designing and implementing its manufacturing processes and operations infrastructure. Optium has made significant efforts to design its products to be manufacturable in high volumes and to ensure that product designs are continually optimized for manufacturability. Similarly, Optium has invested substantial resources aimed at automating much of the manufacturing process. Optium has designed and implemented several sophisticated automated and semi-automated manufacturing systems and processes that it believes will enable it to lower product costs and increase manufacturing yields. Optium has developed sophisticated automated and semi-automated manufacturing systems and processes to:

  •
  tune and test transceiver products;

  •
  tune and test ROADMs;

  •
  tune and test cable TV products;

  •
  populate printed circuit boards; and

  •
  terminate optical fiber connectors.

Sales and Marketing

        Optium principally markets and sells its optical subsystems directly to network systems vendors worldwide. Optium also has sales representatives in Asia, Europe, the Middle East and South America. Optium uses a variety of marketing programs to increase awareness of its products to its customers, including trade shows, advertising in trade media, and presentations at technical conferences. Optium generally negotiates the sale of its products directly with network systems vendors. Many of the purchase orders for its products are received from contract manufacturers on behalf of one or more of its network systems vendor customers following its direct negotiation with the applicable network systems vendors.

Research and Development

        Optium's research and development organization possesses significant expertise in the areas of photonics, optic design, electronics, embedded software and optical networking. Optium develops specific products, as well as underlying technologies and processes that can be used across a broad set of product platforms. Optium's research and development organization and its manufacturing and operations organization are responsible for the design, manufacture, testing, and distribution of its products. Optium's research and development organization works closely with its manufacturing and operations organization to ensure that new products are quickly brought to market, that products meet customer and industry specifications, and that high-quality standards are maintained throughout the development and production processes. Optium believes that the co-location of its research and development and its manufacturing and operations organizations within its facilities provides it an advantage in meeting these goals.

Competition

        The optical networking equipment industry is extremely competitive and is characterized by continuous innovation. Optium competes with other vendors of optical subsystems, many of which have product offerings and revenue bases significantly larger than Optium's. Several of Optium's competitors have preferred supplier relationships with network systems vendors. Despite these competitive dynamics, Optium has been able to grow its revenues every fiscal year since its founding.

        Over the past several years, there have been a number of mergers, acquisitions and divestitures in the optical networking equipment industry. This has resulted in a more consolidated vendor base relative to five years ago. Also, several network systems vendors who once had captive component and subsystem research and development and manufacturing capabilities have since de-emphasized their focus on research and development and optical hardware manufacturing to increase their focus on their core competencies providing higher value-added solutions, services and software to carriers. Optium believes this has created an opportunity for it to develop and manufacture more complex and integrated optical subsystem hardware products.

        The principal competitive factors in Optium's industry include price, product performance, quality, ability to meet customer specifications, time to market, time to delivery, technical support capabilities, breadth of product offerings, and record of innovation. Optium believes that its optical subsystems compare favorably to its competitors' products in the markets in which it competes.

        Optium's primary competitors in the market for 10 Gbps and 40 Gbps transceivers include Fujitsu Computer Systems, StrataLight Communications, Opnext, Emcore, JDS Uniphase and Finisar, with whom Optium has entered into a merger agreement. In the ROADM market, Optium competes primarily against JDS Uniphase, Oplink, CoAdna Photonics, and Capella Intelligent Subsystems. BKtel, EMCORE, Olson Technology and Yagi Antenna are Optium's main competitors with respect to cable TV products, including HFC externally modulated transmitter subsystems, HFC distribution transmitter subsystems and HFC QAM distribution subsystem. In the analog RF over fiber market, Optium competes primarily against EMCORE, MITEQ and several private companies. Optium believes that it currently does not have any direct competitors for its FTTH headend transmitter subsystems.

Patents and Other Intellectual Property Rights

        Optium relies on copyright and trade secret law to protect its technology. Additionally, Optium has developed a brand that has accumulated substantial recognition in the marketplace, and it relies on trademark law to protect its rights in that area. Optium intends to continue its policy of taking all measures it deems necessary to protect its copyright, trade secret and trademark rights. Optium regards its internally-developed software embedded in its products as proprietary and utilizes a combination of copyright, trade secret laws, internal security practices and employee non-disclosure agreements for intellectual property protection. Optium believes that it holds all proprietary rights necessary to conduct its business.

        Optium has various patents issued by the U.S. Patent and Trademark Office and numerous patent applications pending, one of which is also pending approval in the Japanese patent office and one of which is also pending approval in both the Japanese and European patent offices. Optium has also filed four Patent Cooperation Treaty, or PCT, applications with the Australian patent office that are pending approval.

Employees

        As of May 31, 2008, Optium had 431 employees, of which 236 were employed in the United States, 150 were employed in Australia and 45 were employed in Israel. Optium considers its relationship with its employees to be good. In addition, none of its employees are represented by a labor union. However, Optium Australia is in the process of negotiating a Collective Agreement with respect to its employees with anticipated implementation by August 2008.

Properties

        Optium currently leases space in the United States, Australia and Israel. Optium does not own any real property. The following is a summary of the properties Optium leased at July 1, 2008:

Location	Purpose
Horsham, Pennsylvania	Manufacturing, research and development, engineering, sales and administration, executive offices
Sydney, Australia	Manufacturing, research and development, engineering, administration offices (in process of relocating)
Waterloo, Australia	Manufacturing, research and development, engineering, administration offices
Nes Ziona, Israel	Research and development, engineering, manufacturing

        Optium believes its facilities are in good condition, are suitable and adequate to accommodate its needs for the foreseeable future, and are, with minor exceptions as described above, fully utilized and operating at normal capacity.

Legal Proceedings

        In December 2004, Optium terminated its relationship with Appletec Limited, an Israeli company that was assisting Optium with its sales efforts in Israel. Beginning in May 2005 and through May 2005, Optium received correspondence from Appletec claiming Optium owed Appletec sales commissions. Optium does not believe that it owes any further commissions to Appletec. However, in June 2005 Optium sent a letter to Appletec's counsel proposing a settlement. Optium did not receive a response to its proposal and Appletec filed an action in Israel against Optium and a consultant of Optium alleging damages in an amount of approximately $1,800,000. Optium intends to defend itself vigorously and Optium does not expect the ultimate outcome of this matter to have material adverse effect on its business, financial condition, results of operations or cash flows.

        On September 11, 2006, JDS Uniphase Corporation and EMCORE Corporation filed a complaint in the United States District Court for the Western District of Pennsylvania alleging that Optium's 1550 nm HFC externally modulated transmitter, in addition to possibly "products as yet unidentified," infringes on two U.S. patents. Since no summary judgment motions have been ruled upon, Optium is unable to determine the ultimate outcome of this litigation. On March 14, 2007, JDS Uniphase and EMCORE Corporation filed a second complaint in the United States District Court for the Western District of Pennsylvania alleging that Optium's 1550 nm HFC quadrature amplitude modulated transmitter, in addition to possibly "products as yet unidentified," infringes on another U.S. patent. Since discovery is currently in process, Optium is unable to determine the ultimate outcome of this second litigation. During the three and nine months ended May 3, 2008, sales of Optium's 1550 nm HFC externally modulated transmitter and its 1550 nm HFC quadrature amplitude modulated transmitters, together, represented approximately 5% and less than 5%, respectively, of Optium's revenues. The plaintiffs are seeking for the court to declare that Optium has willfully infringed on such patents and to be awarded up to three times the amount of any compensatory damages found, if any, plus any other damages and costs incurred. Optium intends to vigorously defend the claims asserted against its and Optium believes that it has meritorious defenses.

        During mid-2007, Optium became aware that certain of its analog RF over fiber products may, depending on end use and customization, be subject to the International Traffic in Arms Regulations, or ITAR. Accordingly, Optium filed a detailed voluntary disclosure with the United States Department of State, describing the details of possible inadvertent ITAR violations with respect to the export of a limited number of certain prototype products, and related technical data and defense services. Optium may have also made unauthorized transfers of ITAR-restricted technical data and defense services to foreign persons in its workplace. Optium has provided additional information upon request to the Department of State with respect to this matter. The Department of State encourages voluntary disclosures and generally affords parties mitigating credit under such circumstances. Optium nevertheless could be subject to continued investigation and potential regulatory consequences ranging from a no-action letter, government oversight of facilities and export transactions, monetary penalties, and in extreme cases, debarment from government contracting, denial of export privileges and criminal sanctions.

        In the ordinary course of business, Optium is party to a litigation, claims and assessments in addition to those described above. Based on information currently available, Optium's management does not believe the impact of these other matters will have a material adverse effect on the business, financial condition, results of operations or cash flows of Optium.

OPTIUM MANAGEMENT

Executive Officers

        The following table sets forth information regarding Optium's executive officers as of July 1, 2008:

Name	Age	Position
Eitan Gertel	46	Chairman of the Board, President and Chief Executive Officer
Christopher Brown	40	General Counsel and Vice President of Corporate Development
Mark Colyar	44	Senior Vice President of Engineering and General Manager Optium U.S.
Anthony Musto	47	Vice President of Sales and Marketing
David Renner	40	Chief Financial Officer and Vice President of Finance

        Eitan Gertel has served as Optium's President and as a director since March 2001 and as Chief Executive Officer and Chairman of the Board since February 2004. Mr. Gertel worked as Vice President and General Manager of the former transmission systems division, or TSD, of JDS Uniphase, or JDSU, from 1995 to 2001. JDSU is a provider of broadband test and management solutions and optical products. Mr. Gertel holds a B.S.E.E. from Drexel University.

        Christopher Brown has served as Optium's General Counsel and Vice President of Corporate Development since August 2006. Prior to this, Mr. Brown was a partner at the law firm of Goodwin Procter LLP from January 2005 to August 2006, a partner at the law firm of McDermott, Will & Emery from January 2003 to January 2005 and an associate at McDermott, Will & Emery from March 2000 to January 2003. Mr. Brown holds a B.A. in Economics and a B.A. in Political Science from the University of Massachusetts at Amherst and a J.D. from Boston College Law School.

        Mark Colyar has served as Optium's Senior Vice President of Engineering since April 2001 and General Manager of Optium's U.S. operations since February 2004. Mr. Colyar served in various positions at JDSU's former TSD division from November 1995 to April 2001, including the Director of Sales and Marketing, Vice President of Engineering and Vice President of Operations. Mr. Colyar holds a B.S.E.E. from Drexel University.

        Anthony Musto has served as Optium's Vice President of Sales and Marketing since April 2001. Mr. Musto worked at JDSU as a Director of Marketing from 1999 to 2001. Prior to this, Mr. Musto was the Director of Business Development at Sarnoff Corporation, where he was responsible for the optical, microwave, and computing areas. Mr. Musto has also held positions with Microwave Semiconductor Corporation, Optimax, and AEL Defense Corporation. Mr. Musto holds a B.S.E.E. from Pennsylvania State University.

        David Renner has served as Optium's Chief Financial Officer since February 2004 and served as Optium's Vice President of Finance and Administration from May 2002 through January 2004. Mr. Renner worked for Optium as a consultant in the areas of financial reporting, forecasting and enterprise resource planning from January 2002 through April 2002. Prior to this, Mr. Renner worked as the Corporate Director of Financial Shared Services for JDSU in 2001 and as the Director of Finance at JDSU's former TSD division from 1999 to 2001. Mr. Renner holds a B.A. in business administration from the University of San Diego.

Board of Directors

        The following table sets forth information regarding Optium's current directors as of July 1, 2008.

Name	Position with Optium	Age	Director Since
James Barbookles	Director	59	2006
Joseph Chinnici	Director	53	2007
Christopher Crespi	Director	45	2005
Kerry DeHority	Director	46	2006
Eitan Gertel	Chairman of the Board, President and Chief Executive Officer	46	2001
Steven Foster	Director	45	2004
Russell Johnson	Director	58	2004
Morgan Jones	Director	39	2000

        James Barbookles has served as a director since September 2006. Mr. Barbookles is the chairman and chief executive officer of Nova Analytics Corporation, a supplier and integrator of electrochemistry and flow analysis instrumentation, and also served in the same positions for Nova Technologies Corporation, a provider of similar products and services, through January 2008. Mr. Barbookles joined Nova Analytics Corporation in September 2003 and Nova Technologies Corporation in June 2006. Prior to joining Nova Analytics Corporation, Mr. Barbookles served as president and chief executive officer of Orion Research Inc. and Thermedics Detection Inc., wholly owned subsidiaries of Thermo Electron Corporation, from December 1995 through March 2003. Mr. Barbookles holds a B.S. in electrical engineering from Buffalo State University and a M.B.A. from Renssalaer Polytechnic Institute.

        Joseph Chinnici has served as a director since June 2007. Mr. Chinnici is currently Executive Vice President and Chief Financial Officer of Comverse Technology, Inc., a position he has held since June 2008. Comverse Technology is the parent company of Comverse, Inc., a provider of software and systems enabling network-based messaging and content value-added services, converged billing and IP communications. Mr. Chinnici served as Senior Vice President, Finance and Chief Financial Officer of Ciena Corporation from 1997 through December 2007 after joining Ciena in 1994 as Controller. Ciena is a supplier of communications networking equipment, software and services that support the delivery and transport of voice, video and data services. Mr. Chinnici also currently serves as chairman of the board of directors of Sourcefire, Inc. He received his B.S. degree in accounting from Villanova University and an M.B.A. from Southern Illinois University.

        Christopher Crespi has served as a director since November 2005. Mr. Crespi is co-founder and president of Pacific Realm, LLC, a small investment fund which invests in private growth companies and equity funds. Mr. Crespi worked as managing director of Banc of America Securities LLC from November 1999 until his retirement in January 2004. Mr. Crespi holds a B.S.E.E. from University of California at Davis and an M.B.A. from Kellogg Graduate School of Management at Northwestern University.

        Kerry DeHority has served as a director since March 2006. Mr. DeHority is the chief executive officer of Global Upside Corp., an outsourcing solutions provider for finance, accounting and document management. Prior to Global Upside, Mr. DeHority held multiple senior management positions within JDSU. From 1997 to 2000, Mr. DeHority served as vice president and corporate controller for JDSU and was vice president of business development concentrating on JDSU's merger and acquisition efforts during 2000 and 2001. Mr. DeHority has held certified public accountant licenses in the states of Virginia and California and holds a B.S. in accounting from Old Dominion University.

        Eitan Gertel has served as Optium's President and as a director since March 2001 and as Chief Executive Officer and Chairman of the Board since February 2004. Mr. Gertel worked as Vice

President and General Manager of the former transmission systems division, or TSD, of JDSU from 1995 to 2001. JDSU is a provider of broadband test and management solutions and optical products. Mr. Gertel holds a B.S.E.E. from Drexel University.

        Steven Foster has served as a director since March 2004. Mr. Foster is a managing director at TPG Ventures, a venture capital firm and a stockholder of Optium. Mr. Foster has been with TPG Ventures since 2000. Mr. Foster was a partner at Crosspoint Venture Partners, a venture capital firm from 1998 to 2000 and a director of business development for 3Com Corporation from 1995 to 1998. Mr. Foster holds a B.S. in commerce from Santa Clara University and an M.B.A. from Kellogg Graduate School of Management at Northwestern University.

        Russell Johnson has served as a director since March 2004. Mr. Johnson is a partner at Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital firm and a stockholder of Optium. Mr. Johnson worked as senior vice president of global sales and marketing at JDSU from May 1998 to September 2000. Mr. Johnson holds a B.S.E.E. from New Mexico State University and an M.B.A. from Purdue University.

        Morgan Jones has served as a director since November 2000. Mr. Jones is a general partner at Battery Ventures, a venture capital firm and a stockholder of Optium. Mr. Jones has been with Battery Ventures since 1996. Mr. Jones holds a B.S. in engineering science from Harvard University and an M.S. in electrical engineering from Stanford University.

OPTIUM PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY OPTIUM MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of Optium common stock, as of July 1, 2008 by: (i) each person who is known by Optium to be the beneficial owner of more than 5% of the outstanding shares of Optium stock; (ii) each executive officer of Optium; (iii) each director of Optium; and (iv) all current executive officers and directors of Optium as a group.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Shares(1)	Percentage(2)
Directors:
Eitan Gertel(3)	987,479	3.8
James Barbookles(4)	14,028	*
Joseph Chinnici(5)	9,606	*
Christopher Crespi(6)	29,227	*
Kerry DeHority(7)	19,821	*
Steven Foster(8)	1,399,660	5.5
Russell Johnson(9)	141,071	*
Morgan Jones(10)	6,713,955	26.2
Named Executive Officers:
Christopher Brown(11)	74,352	*
Mark Colyar(12)	296,171	1.2
Anthony Musto(13)	212,338	*
David Renner(14)	195,185	*
All executive officers and directors as a group (12 persons)(15)	10,092,893	39.4
Holders of more than 5% of common stock:
Battery Ventures	6,713,955	26.2
T. Rowe Price Associates, Inc.(16)	2,803,500	10.9
Royce & Associates, LLC(17)	2,501,000	9.8
TPG Ventures	1,399,660	5.5
Kevin Kalkhoven(18)	1,457,705	5.7
Danny Pettit(19)	1,467,213	5.7

*
Represents less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Unless otherwise indicated above, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The table assumes that all options granted under Optium's 2006 Stock Option and Incentive Plan become exercisable in accordance with their respective vesting terms.

(2)
Calculated on the basis of 25,623,671 shares of common stock outstanding on July 1, 2008. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after July 1, 2008 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(3)
Consists of 342,165 shares held by Mr. Gertel individually, 573,326 shares issuable to Mr. Gertel upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008, 31,225 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 40,763 shares issuable to Mr. Gertel upon exercise of a warrant that is immediately exercisable. With respect to the 573,326 shares issuable to Mr. Gertel upon exercise of stock options, 63,346 of such shares as of August 30, 2008 (60 days from July 1, 2008) would be subject to a right of repurchase by Optium at a per share price equal to the lesser of cost or fair market value at the time of repurchase in the event that Mr. Gertel's service relationship were terminated on August 30, 2008 without any acceleration of vesting with respect to such shares. This right of repurchase would expire periodically through March 14, 2010 on the same vesting schedule as that for the applicable stock options.

(4)
Consists of 1,922 shares held by Mr. Barbookles, 1,920 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 10,186 shares issuable to Mr. Barbookles upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008.

(5)
Consists of 4,804 shares held by Mr. Chinnici and 4,802 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger.

(6)
Consists of 1,922 shares held by Mr. Crespi, 1,920 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 25,385 shares issuable to Mr. Crespi upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008.

(7)
Consists of 1,922 shares held by Mr. DeHority, 1,920 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 15,979 shares issuable to Mr. DeHority upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008.

(8)
Consists of 1,399,660 shares held by TPG Ventures, L.P. Steve Foster is a director at TPG Ventures, the management company of TPG Ventures, L.P. and may be deemed to share voting and investment power with respect to the shares owned by the TPG Ventures, L.P. Mr. Foster disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of TPG Ventures is 2882 Sand Hill Road, Suite 106, Menlo Park, California 94025.

(9)
Consists of 137,675 shares held by Mr. Johnson individually and 3,396 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger.

(10)
Consists of 6,445,397 shares held by Battery Ventures VI, L.P. and 268,558 shares held by Battery Investment Partners VI, LLC. The sole general partner of Battery Ventures VI, L.P. is Battery Partners VI, LLC. The managing members of Battery Partners VI, LLC are Thomas J. Crotty, Oliver D. Curme, Richard D. Frisbie, Morgan M. Jones (one of Optium's directors), Kenneth P. Lawler, Mark H. Sherman, David Tabors and Scott R. Tobin, who hold voting and dispositive power for the shares held by Battery Ventures VI, L.P. Each of Messrs. Crotty, Curme, Frisbie, Jones, Lawler, Sherman, Tabors and Tobin disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The managers of Battery Investment Partners VI, LLC are Thomas J. Crotty and Oliver D. Curme, who hold voting and dispositive power for the shares held by Battery Investment Partners VI, LLC. Mr. Jones is a member of Battery Investment Partners VI, LLC. Each of Messrs. Crotty, Curme and Jones disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The address of Battery Ventures is 20 William Street, Suite 200, Wellesley, Massachusetts 02481.

(11)
Consists of 10,467 shares held by Mr. Brown individually, 58,775 shares issuable to Mr. Brown upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008 and 5,110 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger.

(12)
Consists of 70,183 shares held by Mr. Colyar individually, 213,245 shares issuable to Mr. Colyar upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008, 5,493 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 7,250 shares issuable upon exercise of a warrant that is immediately exercisable. With respect to the 213,245 shares issuable to Mr. Colyar upon exercise of stock options, 44,438 of such shares as on August 30, 2008 (60 days from July 1, 2008) would be subject to a right of repurchase by Optium at a per share price equal to the lesser of cost or fair market value at the time of repurchase in the event that Mr. Colyar's service relationship were terminated on August 30, 2008 without any acceleration of vesting with respect to such shares. This right of repurchase would expire periodically through April 14, 2010 on the same vesting schedule as that for the applicable stock options.

(13)
Consists of 35,617 held by Mr. Musto individually, 171,000 shares issuable to Mr. Musto upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008, 5,238 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger and 483 shares issuable to Mr. Musto upon exercise of a warrant that is immediately exercisable. With respect to the 171,000 shares issuable to Mr. Musto upon exercise of stock options, 42,351 of such shares as of August 30, 2008 (60 days from July 1, 2008) would be subject to right of repurchase by Optium at a per share price equal to the lesser of cost or fair market value at the time of repurchase in the event that Mr. Musto's service relationship were terminated on August 30, 2008 without any acceleration of vesting with respect to such shares. This right of repurchase would expire periodically through April 14, 2010 on the same vesting schedule as that for the applicable stock options.

(14)
Consists of 28,723 shares held by Mr. Renner individually, and 161,608 shares issuable to Mr. Renner upon exercise of stock options immediately exercisable or exercisable within 60 days of July 1, 2008 and 4,854 restricted stock units that will vest and be settled for shares of Optium common stock within 60 days of July 1, 2008 and/or upon the closing of the merger. With respect to the 161,608 shares issuable to Mr. Renner upon exercise of stock options, 42,351 of such shares as of August 30, 2008 (60 days from July 1, 2008) would be subject to right of repurchase by Optium at a per share price equal to the lesser of cost or fair market value at the time of repurchase in the event that Mr. Renner's service relationship were terminated on August 30, 2008, without any acceleration of vesting with respect to such shares. This right of repurchase would expire periodically through April 14, 2010 on the same vesting schedule as that for the applicable stock options.

(15)
Includes an aggregate of 1,229,504 shares issuable upon exercise of stock options held by 12 executive officers and directors.

(16)
Based on information contained in a Schedule 13G, filed on February 12, 2008, with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. ("Price Associates"), a registered investment advisor with respect to beneficial ownership of 2,803,500 shares. Price Associates has sole voting power with respect to 175,200 shares and sole dispositive power with respect to 2,803,500 shares. These securities are owned by various individual and institutional investors for which Price Associates serves as an investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(17)
Based on information contained in a Schedule 13G, filed on January 30, 2008, with the Securities and Exchange Commission by Royce & Associates, LLC ("Royce"), a registered investment advisor with respect to beneficial ownership of 2,501,000 shares. Price Associates has sole voting power with respect to 2,501,000 shares and sole dispositive power with respect to 2,501,000 shares. These securities are owned by various individual and institutional investors for which Royce serves as an investment advisor with power to direct investments and/or sole power to vote the securities. The address of Royce is 1414 Avenue of the Americas, New York, New York 10019.

(18)
Based on information contained in a Schedule 13G and a Form 4, filed on March 14, 2008, with the Securities and Exchange Commission by Mr. Kalkhoven and Kalkhoven, Pettit, Levin & Johnson LLC, respectively. The address of Mr. Kalkhoven is c/o Kalkhoven, Pettit, Levin & Johnson Ventures LLC, 149 Commonwealth Drive, Suite 2008, Menlo Park, California 94025.

(19)
Based on information contained in a Schedule 13G and a Form 4, filed on March 14, 2008, with the Securities and Exchange Commission by Mr. Pettit and Kalkhoven, Pettit, Levin & Johnson LLC, respectively. The address of Mr. Pettit is c/o Kalkhoven, Pettit, Levin & Johnson Ventures LLC, 149 Commonwealth Drive, Suite 2008, Menlo Park, California 94025.

DESCRIPTION OF FINISAR CAPITAL STOCK

Voting Rights

  General

        Except as otherwise provided by law or as set forth in the Finisar amended and restated certificate of incorporation, or as otherwise may be provided by any then outstanding series of preferred stock, the holders of Finisar common stock will have general voting power on all matters as a single class.

  Votes Per Share

        On each matter to be voted on by the holders of Finisar common stock, each outstanding share of Finisar common stock will be entitled to one vote per share.

  Cumulative Voting

        Holders of Finisar common stock are not entitled to cumulative voting of their shares in elections of directors.

Liquidation Rights

        In the event of a voluntary or involuntary liquidation, dissolution or winding up of Finisar, the prior rights of Finisar's creditors and the liquidation preference of any preferred stock then outstanding must first be satisfied. The holders of common stock will be entitled to share in the remaining assets of Finisar on a pro rata basis.

Dividends

        Shares of Finisar common stock are entitled to participate equally in dividends when and as dividends may be declared by the Finisar board of directors out of funds legally available for the payment of dividends.

Preemptive Rights

        No holder of shares of any class or series of capital stock of Finisar will have any preemptive right to subscribe for, purchase or otherwise acquire shares of any class or series of capital stock of Finisar.

Transfer Agent and Registrar

        The transfer agent and registrar for Finisar common stock is American Stock Transfer & Trust Company.

Anti-Takeover Provisions

        The Delaware General Corporation Law, which we refer to as the DGCL, and the Finisar amended and restated certificate of incorporation and amended and restated bylaws contain provisions that could discourage or make more difficult a change in control of Finisar, including an acquisition of Finisar by means of a tender offer, an acquisition of Finisar by means of a proxy contest and removal of Finisar's incumbent officers and directors, without the support of the board of directors of Finisar. A summary of these provisions follows.

  Election and Removal of Directors

        The Finisar board of directors is divided into three classes. The directors in each class will serve for a three-year term, one class being elected each year by Finisar's stockholders. This system of electing and removing directors may discourage a third party from making a tender offer or otherwise attempting to obtain control of Finisar because it generally makes it more difficult for stockholders to replace a majority of the directors.

  Stockholder Meetings

        Under the Finisar amended and restated bylaws, special meetings of stockholders may only be called by (i) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (ii) by the holders of not less than 10% of all shares entitled to cast votes at the meeting, voting together as a single class, and any business conducted at any special meeting will be limited to the purpose or purposes specified in the order calling for the special meeting.

  Requirements for Advance Notification of Stockholder Nominations and Proposals

        Finisar's amended and restated bylaws contain provisions requiring stockholders to give advance written notice to Finisar of a proposal or director nomination to have the proposal or the nominee considered at an annual meeting of stockholders. The written notice must usually be given not less than 120 calendar days in advance of the date that Finisar's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The written notice must set forth (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the special meeting, (ii) the name and address, as they appear on Finisar's books, of the stockholder proposing such business, (iii) the class and number of shares of Finisar which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

  Elimination of Stockholder Action by Written Consent

        Finisar's amended and restated certificate of incorporation provides that stockholders may not act by written consent and may act only via action taken at an annual or special meeting of the stockholders.

  Undesignated Preferred Stock

        Finisar's amended and restated certificate of incorporation authorizes the issuance of undesignated or "blank check" preferred stock. The authorization of blank check preferred stock makes it possible for the Finisar board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control of Finisar. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of Finisar.

  Amendment of Charter Provisions

        The amendment of any of the above provisions (other than the provisions establishing the undesignated preferred stock) by Finisar's stockholders would require approval by holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of Finisar entitled to vote generally in the election of directors, voting together as a single class.

Reverse Stock Split

        At Finisar's 2006 annual meeting of stockholders held on September 28, 2006, Finisar's stockholders approved a proposal to authorize Finisar's board of directors to amend Finisar's amended and restated certificate of incorporation to effect a reverse stock split at a ratio of between 1-for-2 to 1-for-8, with the exact ratio to be determined by Finisar's board of directors in its discretion. As Finisar did not take any action to effect the reverse stock split pursuant to that approval, at Finisar's 2007 annual meeting of stockholders held on March 19, 2008, Finisar solicited and received stockholder approval of an extension of time within which Finisar's board is authorized to effect the reverse stock split to any time prior to Finisar's 2009 annual meeting of stockholders. The reverse stock split, if implemented, would reduce the number of issued and outstanding shares of common stock, but would not change the number of authorized shares or the par value or the voting rights of the common stock, and, except for the impact of the elimination of fractional shares, each stockholder's proportionate ownership interest in Finisar would be the same immediately before and after the reverse stock split.

Preferred Stock

        Preferred stock may be issued from time to time in one or more series, each of which is to have the voting powers, designation, preferences and relative, participating, or other special rights and qualifications, limitations or restrictions thereof as are determined by the Finisar board of directors, which may include, among other things, dividend rights, redemption rights, voting power, liquidation preferences and conversion rights.

COMPARISON OF RIGHTS OF FINISAR STOCKHOLDERS AND OPTIUM STOCKHOLDERS

        As a result of the merger, the stockholders of Optium may become stockholders of Finisar. As Finisar stockholders, their rights will be governed by the DGCL and by Finisar's amended and restated certificate of incorporation and amended and restated bylaws. The following is a summary of the material differences between the rights of Finisar stockholders and the rights of Optium stockholders under each company's respective certificate of incorporation, as amended, and bylaws, as amended. While Finisar and Optium believe that this summary covers the material differences between the two, this summary may not contain all of the information that is important to you. This summary is not intended to be a complete discussion of the respective rights of Finisar and Optium stockholders and is qualified in its entirety by reference to the DGCL and the various documents of Finisar and Optium that are referred to in this summary. You should carefully read this entire joint proxy statement/prospectus and the other documents referred to in this joint proxy statement/prospectus for a more complete understanding of the differences between being a stockholder of Finisar and being a stockholder of Optium. Finisar has filed copies of its amended and restated certificate of incorporation and amended and restated bylaws with the SEC, which are exhibits to the registration statement of which this joint proxy statement/prospectus is a part, and will send copies of these documents to you upon your request. Optium will also send copies of its documents referred to herein to you upon your request. See the section entitled "Where You Can Find More Information," beginning on page 211 of this joint proxy statement/prospectus.

Authorized Capital

        Finisar.    The total number of authorized shares of capital stock of Finisar is 755,000,000, consisting of 750,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

        Optium.    The total number of authorized shares of capital stock of Optium is 105,000,000, consisting of 100,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001 per share.

Number and Election of Directors

        Finisar.    The Finisar board of directors has seven members. The Finisar amended and restated bylaws provide that the board of directors will consist of seven members, and thereafter shall be fixed exclusively by the board of directors pursuant to a resolution adopted by a majority of the then authorized directors.

        Optium.    The Optium board of directors has eight members. The Optium certificate of incorporation and bylaws provide that the board of directors will consist of a number of directors to be solely and exclusively determined by resolution duly adopted by the board of directors.

Removal of Directors

        Finisar.    Finisar's amended and restated certificate of incorporation and amended and restated bylaws provide that any directors, or the entire board of directors may be removed at any time, with or without cause, but only by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

        Optium.    Optium's certificate of incorporation provides that, subject to the rights, if any, of any series of its undesignated preferred stock to remove any director whom such holders have elected, any director may be removed from office only with cause and only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of directors. At least 45 days prior to any meeting in which it is proposed to remove a director from office, written notice of such proposal and the alleged grounds for such removal shall be sent to the director whose removal will be considered at the meeting.

Stockholder Meetings and Provisions for Notices

        Finisar.    The Finisar amended and restated bylaws provide that a special meeting of its stockholders may be called at any time by Finisar's board of directors pursuant to a resolution adopted by a majority of the then authorized directors or by the holders of at least 10% of all shares entitled to cast votes at the meeting, voting together as a single class.

        Optium.    The Optium bylaws provide that, unless otherwise provided by the DGCL, or the rights, if any, of the holders of any series of undesignated preferred stock, special meetings of the stockholders of the Optium may be called only by Optium's board of directors pursuant to a resolution adopted by a majority of the directors then in office.

Stockholder Business Brought Before a Stockholder Meeting

        Finisar.    The Finisar amended and restated bylaws provide that for business to be properly brought before a meeting of the stockholders of Finisar by a stockholder, the stockholder must have given notice in writing to the Secretary of Finisar not less than 120 calendar days in advance of the date that Finisar's proxy statement was released to its stockholders in connection with the previous year's annual meeting of stockholders. If no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

        Optium.    The Optium bylaws provide that for business to be properly brought before a meeting of the stockholders of Optium by one of its stockholders, the stockholder must have given notice in writing to the Secretary of Optium not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting has been changed by more than 30 calendar days or delayed more than 60 days after such anniversary date, notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made or sent by Optium.

Voting by Stockholders

        Finisar.    Finisar's amended and restated bylaws state that all elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast.

        Optium.    The Optium bylaws state that any matter before any meeting of the stockholders (other than an election of a director or directors) shall be decided by a majority of the votes properly cast, except where a larger vote is required by law, by its certificate of incorporation or by the bylaws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

Action without a Meeting

        Finisar.    Finisar's amended and restated certificate of incorporation provides that stockholders may not act by written consent and may act only via action taken at an annual or special meeting of the stockholders.

        Optium.    Optium's certificate of incorporation provides that stockholders may not act by written consent and may act only via actions taken at a duly constituted meeting of the stockholders.

Stockholder Rights Plan

        Finisar.    Finisar has a stockholder rights plan. Under the Finisar stockholder rights plan, each share of Finisar common stock currently outstanding or issued in the future (including shares issued in the merger) prior to the scheduled expiration of the plan (in September 2012) or an earlier redemption of the rights by Finisar's board, has attached to it a stock purchase right, which would separate from the share, and be represented by a separate rights certificate, under certain specified distribution events. Under the terms of the rights issued pursuant to the plan, if a person or group (other than certain exempt persons) were to become the beneficial owner of 20% or more of Finisar's common stock without the prior approval of Finisar's board of directors, then the rights held by all other Finisar stockholders other than that acquiring person or group (whose rights would become void) would be entitled to purchase, at a 50% discount from its then-current market price, shares of the common stock of Finisar or, in the case of certain business combinations involving the acquiring person, the equivalent securities of the acquiring person. Finisar's stockholder rights plan has anti-takeover effects by deterring a potential acquiror of Finisar from acquiring a 20% or greater beneficial ownership interest in Finisar's common stock without the prior approval of Finisar's board of directors. Finisar's rights plan is not intended to prevent an acquisition of Finisar on terms approved by its board but, rather, to enhance the ability of Finisar's board to negotiate with potential acquirors to further the best interests of all Finisar stockholders and to impede acquisition proposals and offers which the board determines to be contrary to their best interests. However, the rights plan may deter potential acquirors from making proposals or offers to acquire Finisar or impede the consummation of such proposals or offers. Each stockholder is advised to read Finisar's stockholder rights plan, which has been filed with the SEC, as this summary may not contain all the information that is important to the stockholder.

        Optium.    Optium does not have a stockholder rights plan.

Amendment of Certificate of Incorporation

        Finisar.    Finisar's amended and restated certificate of incorporation states that Finisar may amend or repeal any provision of the amended and restated certificate of incorporation in the manner prescribed by the laws of the State of Delaware. However, notwithstanding any other provision of the amended and restated certificate of incorporation or any provision of law, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal Articles Fifth through Ninth of the amended and restated certificate of incorporation, in addition to any vote of the holders of any class or series of stock required by law or by the amended and restated certificate of incorporation. Articles Fifth through Ninth refer generally to management of the business, directors, amendment of bylaws, limitation of director liability and amendment of the amended and restated certificate of incorporation, respectively.

        Optium.    The Optium certificate of incorporation states that Optium may amend or repeal any provision of the certificate of incorporation in the manner prescribed therein or by the laws of the State of Delaware. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of the certificate of incorporation, and in addition to any vote of the holders of any class or series of stock required by law or by the certificate of incorporation, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares entitle to vote and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of the stockholder called expressly for that purpose. The affirmative vote of the holders of at least 75% of the outstanding shares entitle to vote and the affirmative vote of 75% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal Articles Fifth through Ninth of the certificate of incorporation. Articles Fifth through Ninth refer generally to stockholder action, directors, limitation of liability, amendment of bylaws and amendment of the certificate of incorporation, respectively.

Amendment of Bylaws

        Finisar.    Under the Finisar amended and restated bylaws, the amended and restated bylaws may be adopted, amended or repealed by Finisar's board of directors with the approval of a majority of the total number of then authorized directors. The stockholders may adopt, amend or repeal the amended and restated bylaws with the affirmative vote of the holders of at least 66 2/3% of the voting power of all the then outstanding shares entitled to vote generally in the election of directors, voting as a single class, in addition to any vote of the holders of any class or series of stock required by law or by its certificate of incorporation.

        Optium.    Optium's bylaws state that its bylaws may be amended or repealed by an affirmative vote of a majority of directors then in office or at any annual meeting of its stockholders, or special meeting of its stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares entitled to vote on such amendment or repeal. However, if Optium's board of directors recommends that stockholders approve such amendment or repeal at such meeting, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares. Stockholder approval shall not be required unless mandated by Optium's certificate of incorporation, its bylaws or applicable law.

PROPOSAL NO. 2—FINISAR ANNUAL MEETING

ELECTION OF DIRECTORS OF FINISAR

General

        Finisar's board of directors is currently composed of seven directors. Finisar has a classified board of directors currently consisting of two Class I directors, three Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting.

        The terms of the Class III directors will expire on the date of the Finisar annual meeting. Accordingly, two persons are to be elected to serve as Class III directors of the board of directors at the Finisar annual meeting. Management's nominees for election by the stockholders to those two positions are the current Class III members of the board of directors, Jerry S. Rawls and Dominique Trempont. If elected, the nominees will serve as directors until Finisar's annual meeting of stockholders in 2011 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Finisar knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as Finisar may designate. The proxies cannot vote for more than two persons. If a quorum is present and voting, the two nominees for Class III director receiving the highest number of votes will be elected as Class III directors.

        The board of directors recommends a vote "FOR" the nominees named above.

        The following table sets forth information regarding Finisar's current directors, including the nominees for Class III directors to be elected at this annual meeting, as of July 1, 2008.

Name	Position with Finisar	Age	Director Since
Roger C. Ferguson	Director	65	1999
Larry D. Mitchell	Director	65	1999
David C. Fries	Director	63	2005
Frank H. Levinson	Director	55	1988
Robert N. Stephens	Director	62	2005
Jerry S. Rawls	Chairman of the Board, President and Chief Executive Officer	63	1989
Dominique Trempont	Director	54	2005

Nominees for Election for a Three Year Term Expiring at the 2011 Annual Meeting of Stockholders

        Jerry S. Rawls has served as a member of Finisar's board of directors since March 1989 and as Finisar's Chairman of the Board since January 2006. Mr. Rawls has served as Finisar's Chief Executive Officer since August 1999. Mr. Rawls has also served as Finisar's President since April 2003 and previously held that title from April 1989 to September 2002. From September 1968 to February 1989, Mr. Rawls was employed by Raychem Corporation, a materials science and engineering company, where he held various management positions including Division General Manager of the Aerospace Products Division and Interconnection Systems Division. Mr. Rawls holds a B.S. in Mechanical Engineering from Texas Tech University and an M.S. in Industrial Administration from Purdue University.

        Dominique Trempont has served as a member of Finisar's board of directors since August 2005. Mr. Trempont is also a member of the board of directors of 3Com Corporation, a networking company, and chairs its Finance and Audit Committee. Prior to joining the boards of Finisar and 3Com, Mr. Trempont was CEO in residence at Battery Ventures from August 2003 until June 2004. Prior to joining Battery Ventures, Mr. Trempont was Chairman, President and Chief Executive Officer of

Kanisa, Inc., a software company focused on enterprise self-service applications, from November 1999 to November 2002. Mr. Trempont was President and Chief Executive Officer of Gemplus Corporation, a smart card company, from May 1997 to June 1999. Prior to Gemplus, Mr. Trempont served as Chief Financial Officer and head of Operations at NeXT Software. Mr. Trempont began his career at Raychem Corporation, a materials science and engineering company. Mr. Trempont received an undergraduate degree in Economics from College Saint Louis (Belgium), a B.A. in Business Administration and Computer Sciences from the University of Louvain (Belgium), with high honors, and a masters in Business Administration from INSEAD (France/Singapore).

Directors Continuing in Office until the 2009 Annual Meeting of Stockholders

        Roger C. Ferguson has served as a member of Finisar's board of directors since August 1999. From June 1999 to December 2001, Mr. Ferguson served as Chief Executive Officer of Semio Corp., an early stage software company. Mr. Ferguson has served as a principal in VenCraft, LLC, a venture capital partnership, since July 1997. From August 1993 to July 1997, Mr. Ferguson was Chief Executive Officer of DataTools, Inc., a database software company. From 1987 to 1993, Mr. Ferguson served as Chief Operating Officer for Network General Inc., a network analysis company. Mr. Ferguson holds a B.A. in Psychology from Dartmouth College and an M.B.A. from the Amos Tuck School at Dartmouth.

        Larry D. Mitchell has served as a member of Finisar's board of directors since October 1999. Mr. Mitchell was employed by the Hewlett-Packard Company for 29 years, retiring in October 1997 as a site General Manager in Roseville, California, a position he held for three years. During the 26 years prior to October 1994, Mr. Mitchell served in a variety of management positions with Hewlett-Packard. Currently, Mr. Mitchell is Director of Operations for SP Communications, a startup electronics company. Mr. Mitchell also served on the Board of Directors of Placer Sierra Bancshares until its acquisition by Wells Fargo Bank in June 2007, and served as Chairman from August 2006 until June 2007. Mr. Mitchell holds a B.A. in Engineering Science from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.

Directors Continuing in Office until the 2010 Annual Meeting of Stockholders

        David C. Fries has served as a member of Finisar's board of directors since June 2005. Dr. Fries has been employed by VantagePoint Venture Partners, a venture capital investment firm, since August 2001 where he currently serves as a Managing Director. Prior to joining VantagePoint, he was the Chief Executive Officer of Productivity Solutions, Inc., a Florida-based developer of automated checkout technologies for food and discount retailers, from 1995 to 1999. For seven years prior to that, he was a general partner of Canaan Partners, a venture capital firm. Dr. Fries served 17 years in numerous executive roles in engineering, manufacturing, senior management and finance at General Electric Company, including directing GE Venture Capital's California operation, which later became Canaan Partners. Dr. Fries holds a B.S. in Chemistry from Florida Atlantic University and a Ph.D. in Physical Chemistry from Case Western Reserve University.

        Frank H. Levinson founded Finisar in April 1987 and has served as a member of Finisar's board of directors since February 1988. Dr. Levinson served as Finisar's Chairman of the Board and Chief Technical Officer from August 1999 to January 2006 and also served as Finisar's Chief Executive Officer from February 1988 to August 1999. From September 1980 to December 1983, Dr. Levinson was a member of Technical Staff at AT&T Bell Laboratories. From January 1984 to July 1984, he was a Member of Technical Staff at Bellcore, a provider of services and products to the communications industry. From April 1985 to December 1985, Dr. Levinson was the principal optical scientist at Raychem Corporation, and from January 1986 to February 1988, he was Optical Department Manager at Raynet, Inc., a fiber optic systems company. Dr. Levinson serves as a director of Fabrinet, Inc., a privately held contract manufacturing company. Dr. Levinson holds a B.S. in Mathematics/Physics from Butler University and an M.S. and Ph.D. in Astronomy from the University of Virginia. Dr. Levinson has tendered his resignation from the Finisar board of directors, to be effective immediately prior to the effective time of the merger. See "Board Composition Following the Merger."

        Robert N. Stephens has served as a member of Finisar's board of directors since August 2005. Mr. Stephens served as the Chief Executive Officer since April 1999 and President since October 1998 of Adaptec, Inc., a storage solutions provider, until his retirement in May 2005. Mr. Stephens joined Adaptec in November 1995 as Chief Operating Officer. Before joining Adaptec, Mr. Stephens was the founder and chief executive officer of Power I/O, a company that developed serial interface solutions and silicon expertise for high-speed data networking, that was acquired by Adaptec in 1995. Prior to founding Power I/O, Mr. Stephens was President and CEO of Emulex Corporation, which designs, develops and supplies Fibre Channel host bus adapters. Before joining Emulex, Mr. Stephens was senior vice president, general manger, and founder of the Microcomputer Products Group at Western Digital Corporation. He began his career at IBM, where he served over 15 years in a variety of management positions. Mr. Stephens holds bachelor's and master's degrees from San Jose State University.

        The board of directors has determined that, other than Jerry S. Rawls, Finisar's Chairman of the Board, President and Chief Executive Officer, and Frank H. Levinson, Finisar's former Chairman of the Board and Chief Technical Officer, each of the current members of the board is "independent" in accordance with the applicable listing standards of the NASDAQ Stock Market as currently in effect.

Board Composition Following the Merger

        Under the merger agreement, Finisar agreed to increase the size of its board of directors by two members, to a total of nine members, and to appoint three current members of the Optium board of directors to serve on the Finisar board. To create the third vacancy on the Finisar board, director Frank H. Levinson has tendered his resignation to be effective immediately prior to the effective time of the merger. Finisar's board of directors has taken such action as is necessary to elect the following persons as directors of Finisar effective immediately after the effective time of the merger, subject to their ability and willingness to serve at such time:

        Morgan Jones has served as a member of Optium's board of directors since November 2000. Mr. Jones is a general partner at Battery Ventures, a venture capital firm and a stockholder of Optium. Mr. Jones has been with Battery Ventures since 1996. Mr. Jones holds a B.S. in engineering science from Harvard University and an M.S. in electrical engineering from Stanford University. Mr. Jones will be elected to Finisar's board as a Class I director with a term expiring at Finisar's 2009 annual meeting of stockholders.

        Christopher Crespi has served as a member of Optium's board of directors since November 2005. Mr. Crespi is co-founder and president of Pacific Realm, LLC, a small investment fund which invests in private growth companies and equity funds. Mr. Crespi worked as managing director of Banc of America Securities LLC from November 1999 until his retirement in January 2004. Mr. Crespi holds a B.S.E.E. from University of California at Davis and an M.B.A. from Kellogg Graduate School of Management at Northwestern University. Mr. Crespi will be elected to Finisar's board as a Class II director with a term expiring at Finisar's 2010 annual meeting of stockholders.

        Eitan Gertel has served as Optium's President and as a member of Optium's board of directors since March 2001 and as Chief Executive Officer and Chairman of the Board of Optium since February 2004. Mr. Gertel worked as Vice President and General Manager of the former transmission systems division, or TSD, of JDSU from 1995 to 2001. JDSU is a provider of broadband test and management solutions and optical products. Mr. Gertel holds a B.S.E.E. from Drexel University. Mr. Gertel will be elected to Finisar's board as a Class III director with a term expiring at Finisar's 2011 annual meeting of stockholders.

Meetings of the Finisar Board of Directors and Committees

        The Finisar board of directors held 11 meetings during the fiscal year ended April 30, 2008. The board of directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. During the last fiscal year, no director other than Mr. David C. Fries and Mr. Frank H. Levinson attended fewer than 75% of the total number of meetings of the board and all of the committees of the board on which such director served during that period.

        Audit Committee.    The members of the Audit Committee during fiscal 2008 were Messrs. Ferguson, Mitchell and Trempont. Each of the members of the Audit Committee is independent for purposes of the NASDAQ listing standards as they apply to audit committee members. Messrs. Ferguson and Trempont are audit committee financial experts, as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include overseeing the quality of Finisar's financial reports and other financial information and its compliance with legal and regulatory requirements; appointing and evaluating Finisar's independent auditors, including reviewing their independence, qualifications and performance and reviewing and approving the terms of their engagement for audit services and non-audit services; and establishing and observing complaint procedures regarding accounting, internal auditing controls and auditing matters. The Audit Committee held 26 meetings during the fiscal year ended April 30, 2008.

        Compensation Committee.    The members of the Compensation Committee during fiscal 2008 were Messrs. Ferguson, Fries, Mitchell and Stephens. Each of the members of the Compensation Committee is independent for purposes of the NASDAQ listing standards. The Compensation Committee reviews and approves the compensation and benefits of Finisar's executive officers and establishes and reviews general policies relating to compensation and benefits of Finisar's employees. For additional information about the Compensation Committee, see "Finisar Executive Compensation and Related Matters—Compensation Discussion and Analysis" below. The Compensation Committee held seven meetings during the fiscal year ended April 30, 2008.

        Nominating and Governance Committee.    The members of the Nominating and Governance Committee during fiscal 2008 were Messrs. Ferguson, Fries, Mitchell and Stephens. Each of the members of the Nominating and Governance Committee is independent for purposes of the NASDAQ listing standards. The Nominating and Governance Committee considers qualified candidates for appointment and nomination for election to the board of directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the board of directors and oversees the regular evaluation of Finisar's directors and management. The Nominating and Governance Committee held four meetings during the fiscal year ended April 30, 2008.

Director Nominations

        Nominations of candidates for election as directors may be made by the board of directors or by stockholders. The Nominating and Governance Committee is responsible for, among other things, the selection and recommendation to the board of directors of nominees for election as directors.

        When considering the nomination of directors for election at an annual meeting, the Nominating and Governance Committee reviews the needs of the board of directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Governance Committee. When reviewing potential nominees, including incumbents, the Nominating and Governance Committee considers the perceived needs of the board of directors, the candidate's relevant background, experience and skills and expected contributions to the board of directors. The Nominating and Governance Committee also seeks appropriate input from the

Chief Executive Officer in assessing the needs of the board of directors for relevant background, experience and skills of its members.

        The Nominating and Governance Committee's goal is to assemble a board of directors that brings to Finisar a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to Finisar's global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of Finisar's stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are or have been affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Governance Committee to perform all board and committee responsibilities that will be expected of them. Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board of directors and applicable committees. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Governance Committee believes that it is preferable that a majority of the board of directors meet the definition of "independent director" set forth in NASDAQ and SEC rules. The Nominating and Governance Committee also believes it appropriate for one or more key members of the Company's management, including the Chief Executive Officer, to serve on the board of directors.

        The Nominating and Governance Committee will consider candidates for directors proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Governance Committee believes that the board of directors requires additional candidates for nomination, the Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

        The Nominating and Governance Committee will also consider candidates for directors recommended by a stockholder, provided that any such recommendation is sent in writing to the board of directors, c/o Corporate Secretary, 1389 Moffett Park Drive, Sunnyvale, California 94089-1113; Fax: (408) 745-6097; Email address: corporate.secretary@finisar.com, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:

  •
  the candidate's name, age, contact information and present principal occupation or employment; and

  •
  a description of the candidate's qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

        The Nominating and Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

        In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in Finisar's bylaws have been met. Under Finisar's bylaws, written notice of such nomination, including certain information and representations specified in the bylaws, must be delivered to Finisar's principal executive offices, addressed to the Corporate Secretary, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year's proxy statement, such notice must be received not later than the close of business on the 10th day following the day on which the public announcement of the date of such meeting is first made.

        In April 2005, Finisar entered into an agreement with VantagePoint Venture Partners under which Finisar agreed to use its reasonable best efforts to elect a nominee of VantagePoint to its board of directors, provided that the nominee was reasonably acceptable to the board's Nominating and Governance Committee as well as Finisar's full board of directors. See "Certain Relationships and Related Transactions of Finisar" below. VantagePoint nominated Dr. Fries for election to Finisar's board of directors. The members of the Nominating and Governance Committee met with Dr. Fries and evaluated his qualifications using the criteria described above. Following interviews and discussions regarding his candidacy, the Nominating and Governance Committee recommended to the entire board that Dr. Fries be elected to Finisar's board of directors. On June 7, 2005, Dr. Fries was unanimously elected to Finisar's board of directors. Finisar's obligations regarding the election of a nominee of VantagePoint to Finisar's board of directors have terminated.

Communications by Stockholders with Directors

        Stockholders may communicate with the board of directors, or any individual director, by transmitting correspondence by mail, facsimile or email, addressed as follows: Board of Directors or individual director, c/o Corporate Secretary, 1389 Moffett Park Drive, Sunnyvale, California 94089-1113; Fax: (408) 745-6097; Email Address: corporate.secretary@finisar.com. The Corporate Secretary will maintain a log of such communications and will transmit as soon as practicable such communications to the board of directors or to the identified director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Corporate Secretary.

Director Attendance at Annual Meetings

        Finisar will make every effort to schedule its annual meeting of stockholders at a time and date to accommodate attendance by directors taking into account the directors' schedules. All directors are encouraged to attend Finisar's annual meeting of stockholders. Three directors attended Finisar's last annual meeting of stockholders held on March 19, 2008.

Committee Charters and Other Corporate Governance Materials

        Finisar's board of directors has adopted a Code of Ethics, or the Code, that outlines the principles of legal and ethical business conduct under which Finisar does business. The Code, which is applicable to all directors, employees and officers of Finisar, is available at http://investor.finisar.com/corpgovernance.cfm. Any substantive amendment or waiver of the Code may be made only by the board of directors upon a recommendation of the Audit Committee, and will be disclosed on Finisar's website. In addition, disclosure of any waiver of the Code for directors and executive officers will also be made by the filing of a Form 8-K with the SEC.

        The board has also adopted a written charter for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee. Each charter is available on Finisar's website at http://investor.finisar.com/corpgovernance.cfm.

PROPOSAL NO. 3—FINISAR ANNUAL MEETING

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FINISAR

        The Audit Committee of Finisar's board of directors has selected Ernst & Young LLP to serve as independent auditors to audit the consolidated financial statements of Finisar for the fiscal year ending April 30, 2009. Ernst & Young LLP has acted in such capacity since its appointment in fiscal year 1999. A representative of Ernst & Young LLP is expected to be present at the annual meeting of Finisar stockholders, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to Finisar for the fiscal years ended April 30, 2008 and April 30, 2007 by Ernst & Young LLP:

	Fiscal Year Ended April 30,
	2008	2007
Audit Fees(1)
Core audit fees	$2,200,000	$2,192,000
Audit fees related to stock option restatement	—	3,000,000
Audit-Related Fees(2)	57,000	56,000
Tax Fees(3)	19,000	34,000

	$2,276,000	$5,282,000

(1)
Audit fees consist of fees billed for professional services rendered for the audit of Finisar's consolidated annual financial statements, internal control over financial reporting and the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, and attest services. Finisar incurred total audit fees for fiscal 2008 of approximately $2.2 million. Finisar incurred total audit fees of approximately $5.2 million for fiscal 2007, of which approximately $2.2 million was for Finisar's core audit fees and approximately $3.0 million was related to the audit of Finisar's restated financial statements and the review of the independent investigation into Finisar's historical stock option practices.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Finisar's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to employee benefit plan audits, consultations in connection with acquisitions and consultations concerning financial reporting.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

        The Audit Committee has determined that all services performed by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services provided by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval process.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares of Finisar common stock present in person or by proxy and entitled to vote at the annual meeting is required for approval of this proposal. If Finisar's stockholders do not approve the ratification of the appointment of Ernst & Young LLP as Finisar's auditors, the Audit Committee will re-consider its selection.

        The Finisar board of directors unanimously recommends that you vote "FOR" the ratification of the appointment of Ernst & Young LLP as Finisar's independent auditors for the fiscal year ending April 30, 2009.

FINISAR PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP
BY FINISAR MANAGEMENT

        The following table sets forth certain information known to Finisar relating to the beneficial ownership of Finisar common stock, as of July 1, 2008 by: (i) each person who is known by Finisar to be the beneficial owner of more than 5% of the outstanding shares of Finisar common stock; (ii) each executive officer named in the tables set forth under "Finisar Executive Compensation and Related Matters;" (iii) each director of Finisar; and (iv) all current executive officers and directors of Finisar as a group:

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner(1)	Number	Percentage
5% Stockholders:
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	27,999,000	9.1%
FMR Corp.(3) 82 Devonshire Street Boston, MA 02109	25,359,516	8.1%
Fore Research & Management, L.P.; Matthew Li, LLC; Matthew Li(4) 280 Park Avenue, 43rd Floor New York, NY 10017	16,831,145	5.4%
The PNC Financial Services Group, Inc.; PNC Bank, National Association; and PNC Bancorp, Inc.(5)	15,734,716	5.1%
The PNC Financial Services Group, Inc. and PNC Bank, NA. One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222
PNC Bancorp, Inc. 300 Delaware Avenue, Suite 304 Wilmington, DE 19801
Executive Officers and Directors:
Frank H. Levinson(6)	16,118,023	5.2%
Jerry S. Rawls(7)	7,629,392	2.5%
Stephen K. Workman(8)	1,117,082	*
Anders Olsson(9)	33,895	*
Larry D. Mitchell(10)	182,500	*
Roger C. Ferguson(11)	130,000	*
David Buse(12)	650,000	*
Joseph A. Young(13)	478,540	*
David C. Fries(14)	50,000	*
Robert N. Stephens(15)	50,000	*
Dominique Trempont(16)	50,000	*
All executive officers and directors as a group (11 persons)(17)	26,489,432	8.5%

*
Represents less than 1%.

(1)
Unless otherwise indicated, the address of each of the named individuals is: c/o Finisar Corporation, 1389 Moffett Park Drive, Sunnyvale, CA 94089. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All shares of common stock subject to options exercisable within 60 days following July 1, 2008 are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of any other person.

Accordingly,
percent ownership is based on 311,251,686 shares of common stock outstanding as of July 1, 2008 plus any shares issuable pursuant to options held by the person or group in question which may be exercised within 60 days following July 1, 2008. Except as indicated in other footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, these persons have sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by them.

(2)
Based on information contained in a Schedule 13G/A dated February 14, 2008, filed with the Securities and Exchange Commission.

(3)
Based on information contained in a Schedule 13G/A dated July 10, 2008, filed with the Securities and Exchange Commission. Includes 25,359,516 shares beneficially owned by Fidelity Management & Research Company, or Fidelity, which is acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The number of shares of Finisar's common stock owned by the investment companies at June 30, 2008 included 5,511,471 shares of common stock resulting from the assumed conversion of $20,420,000 principal amount of Finisar's 2.5% convertible subordinated notes due 2010. Edward C. Johnson 3rd and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 25,359,516 shares owned by the funds. Members of the family of Edward C. Johnson 3rd, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3rd has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' boards of trustees. The address of FMR LLC, Fidelity, Fidelity Mid Cap Stock Fund and Edward C. Johnson 3rd is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)
Based on information contained in a Schedule 13G dated June 30, 2008 filed with the Securities and Exchange Commission.

(5)
Based on information contained in a Schedule 13G dated February 8, 2008 filed with the Securities and Exchange Commission.

(6)
Based on information contained in a Schedule 13G/A dated February 12, 2008 and Form 4 Reports filed with the Securities and Exchange Commission. Includes 16,118,023 shares held by the Frank H. Levinson Revocable Living Trust, or the Trust, which includes 1,605,409 shares received in December 2007 as a liquidating distribution from Seti Trading Co., Inc., or Seti, of which Dr. Levinson was a director and the Trust was a 50% owner. In prior reports, Dr. Levinson reported dispositive power with respect to all 3,210,818 shares of Finisar common stock held by Seti and voting power with respect to 1,605,409 shares of Finisar common stock held by Seti. As sole trustee of the Trust, Dr. Levinson exercises sole voting power and dispositive power over the shares held by the Trust. The amount held by the Trust also includes 780,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(7)
Includes 2,773,189 shares held by The Rawls Family, L.P. Mr. Rawls is the president of the Rawls Management Corporation, the general partner of The Rawls Family, L.P. Includes 1,980,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(8)
Includes 615,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(9)
Includes 20,667 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008. Mr. Olsson resigned from Finisar, effective April 11, 2008.

(10)
Includes 150,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(11)
Includes 60,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(12)
Includes 640,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(13)
Includes 441,087 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(14)
Includes 50,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(15)
Includes 50,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(16)
Includes 50,000 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

(17)
Includes 4,836,754 shares issuable upon exercise of options exercisable within 60 days following July 1, 2008.

FINISAR EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

  Overview

        The following discussion explains Finisar's compensation philosophy, objectives and procedures and describes the forms of compensation awarded to its Chief Executive Officer, its Chief Financial Officer, its two other most highly-compensated executives (determined as of April 30, 2008) and its former Senior Vice President, Engineering, who resigned effective April 11, 2008. Finisar refers to these individuals as its "named executive officers." This discussion focuses on the information contained in the tables and related footnotes and narrative included below, primarily for Finisar's 2008 fiscal year, but also contains information regarding compensation actions taken before and after fiscal 2008 to the extent that information enhances the understanding of Finisar's executive compensation disclosure.

  Philosophy, Objectives and Procedures

        Finisar's fundamental compensation philosophy is to align the compensation of its senior management with its annual and long-term business objectives and performance and to offer compensation that will enable Finisar to attract, retain, and appropriately reward executive officers whose contributions are necessary for its long-term success. Finisar seeks to reward its executive officers' contributions to achieving revenue growth, increasing operating profits and controlling costs. Finisar operates in a very competitive environment for executive talent, and it is Finisar's belief that its compensation packages must be competitive when compared to Finisar's peers and must also be perceived as fair, when considered both externally and internally.

        The Compensation Committee of Finisar's board of directors oversees the design and administration of Finisar's executive compensation program. The principal elements of the program are base salary, annual cash bonuses and equity awards which, to date, have been in the form of stock options. In general, the Compensation Committee's policy is that the base salary component of Finisar's executive compensation package should approximate the median compensation paid by peer companies while incentive compensation, in the form of annual cash bonuses and equity awards, should provide an opportunity for Finisar's executive officers to earn total compensation exceeding the median based on their peformance and Finisar's operating results exceeding targeted objectives.

        Generally, the Compensation Committee reviews the compensation of Finisar's executive officers in the early part of each fiscal year and takes action at that time to award cash bonuses for the preceding fiscal year, to set base salaries and target bonuses for the current year and to consider long-term incentives in the form of stock-based awards. In setting Finisar's executive officers' total compensation, the Compensation Committee considers individual and company performance, as well as compensation surveys, including the Radford Executive Survey, and other market information regarding compensation paid by comparable companies, including industry peers Avanex Corporation, Bookham, Inc., Oplink Communications, Inc., Opnext, Inc. and Optium.

        In its annual review of compensation for Finisar's executive officers, the Compensation Committee considers compensation data and analyses assembled and prepared by Finisar's Human Resources staff. In reviewing the performance of the Chief Executive Officer, the Committee solicits input from the other non-employee members of the board of directors. For the other executive officers, the Chief Executive Officer provides the Compensation Committee with a review of each individual's performance and contributions over the past year and makes recommendations regarding their compensation, which the Compensation Committee considers.

        In some years, the Compensation Committee retains compensation consultants to assist it in its review of executive officer compensation. The Compensation Committee did not engage compensation consultants in connection with its annual review of executive officer compensation at the beginning of fiscal 2008, but has engaged J. Richard & Company, a compensation consulting company, in connection with its fiscal 2009 review of executive officer compensation, which is currently in process.

  Forms of Compensation

        In order to align executive compensation with Finisar's compensation philosophy, its executive officer compensation package contains three primary elements: base salary, annual cash bonuses and long-term incentives. In addition, Finisar provides its executive officers a variety of benefits that are available generally to other salaried employees. The basic elements of Finisar's executive compensation package are generally the same among Finisar's named executive officers.

  Base Salaries

        Base salaries for Finisar's executive officers are initially set based on negotiation with the individual executive officer at the time of his or her recruitment and with reference to salaries for comparable positions in the fiber optics industry for individuals of similar education and background to those of the executive officer being recruited. Finisar also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to Finisar. Salaries are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations of Finisar's Chief Executive Officer, (ii) the Compensation Committee's assessment of the individual performance of the executive officers during the previous fiscal year, (iii) Finisar's financial results for the previous fiscal year and (iv) changes in competitive pay levels, based on compensation data and analyses assembled and prepared by Finisar's Human Relations staff and, in years when a compensation consultant is engaged to assist the Compensation Committee, reports by such consultant.

        Effective July 30, 2007, Finisar's Chief Executive Officer received a 6.0% increase in his annual base salary and Finisar's other named executive officers received increases in base salary which ranged between 3.5% and 4.6%.

        The Compensation Committee has not completed its annual review of executive compensation for fiscal 2009. The Compensation Committee has engaged J. Richard and Company, a compensation consulting firm, to assist in its review and to prepare a report regarding compensation data for comparable companies, including Finisar's industry peers. The first phase of the Compensation Committee's review of executive compensation was completed in July 2008, in conjunction with Finisar's annual company-wide compensation review. At that time, the Compensation Committee awarded bonuses to Finisar's executive officers in recognition of their contributions during fiscal 2008. However, in conjunction with the pending combination with Optium, the Compensation Committee has determined to conduct a broader review of executive compensation policy, taking into account Optium's historical compensation practices, changes in management responsibilities, the increased size of the combined company and other factors. Accordingly, the Committee has determined to defer decisions regarding executive compensation arrangements for fiscal 2009, including adjustments to base salaries, until after the completion of the proposed merger.

  Non-Equity Incentive Compensation

        It is Finisar's policy that a substantial component of each executive officer's potential annual compensation take the form of a performance-based cash bonus. The amounts of cash bonuses paid to Finisar's executive officers, other than the Chief Executive Officer, are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on Finisar's financial performance and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

        At the beginning of each fiscal year, the Compensation Committee awards cash bonuses to Finisar's executive officers in recognition of their contributions during the previous fiscal year. In August 2007, the Compensation Committee established target bonuses for fiscal 2008 and the methodology for the calculation of individual bonuses. Under this methodology, each executive officer's bonus was to be based: 80% on Finisar's achievement of targeted earnings per share; and (subject to the achievement of the earnings per share target) 20% on the achievement of individual performance goals. These target bonuses represented increases of between 70% and 220% over the target bonuses for these executive officers in fiscal 2007 and increases of between 240% and 480% over the bonuses they were actually awarded for their services in fiscal 2007. The Compensation Committee determined that the increased target bonuses were appropriate to better align Finisar's executive compensation package with those of its peer companies.

        Finisar did not achieve the earnings per share target established for fiscal 2008, and, accordingly, the target bonuses based on the formula approved at the beginning of the fiscal year did not become payable to the executive officers. In connection with its annual compensation review, the Compensation Committee considered whether, notwithstanding the formula, discretionary bonuses should be awarded to some or all of Finisar's executive officers in recognition of their contributions during fiscal 2008. As it did in the previous fiscal year, the Compensation Committee determined that the formula approved at the beginning of the year did not adequately reflect the officers' contributions. The Compensation Committee considered, among other things, Finisar's improved operating results in the second half of the fiscal year and the total cash compensation, including cash bonuses, paid by Finisar's peer companies. Based on these considerations, the Compensation Committee awarded discretionary bonuses. The amounts of the target bonuses for the named executive officers and the discretionary bonuses awarded by the Compensation Committee are as follows:

	Fiscal 2008 Cash Bonuses
Name
	Target Bonus	Amount Awarded
Jerry S. Rawls	$425,000	$100,000
Stephen K. Workman	$260,000	$40,000
David Buse	$290,000	$40,000
Anders Olsson	$288,000	—
Joseph A. Young	$340,000	$75,000

        As a part of its pending review of executive officer compensation for the combined company, the Compensation Committee, with the assistance of its consultant, will consider the adoption of a cash bonus policy or plan for fiscal 2009. Among other issues, the Compensation Committee will consider the fact that the financial performance targets established in the formula-based programs adopted for fiscal 2007 and 2008 were not achieved. Once approved, the new policy or plan for fiscal 2009 will be disclosed in a current report on Form 8-K filed with the SEC.

  Long-Term Incentives

        Longer term incentives are provided through stock-based awards granted under Finisar's 2005 Stock Incentive Plan, which reward executives and other employees through the growth in value of Finisar's stock. To date, these awards have been in the form of stock options. The Compensation Committee believes that employee equity ownership is highly motivating, provides an important incentive for employees to build stockholder value and provides each executive officer with a significant incentive to manage Finisar from the perspective of an owner with an equity stake in the company.

        All stock option awards to Finisar's employees, including executive officers, are granted at fair market value on the date of grant, and will provide value to the executive officers only when the price of Finisar's common stock increases over the exercise price. Finisar has established a policy whereby stock options and other equity awards to its employees, including executive officers, are generally granted by the Compensation Committee at regular quarterly meetings with an effective date that is the later of the third trading day following the public announcement of Finisar's financial results for the preceding quarter or the date of the meeting at which the grant is approved.

        The vesting of stock options held by Finisar's named executive officers is subject to acceleration pursuant to the terms of the Finisar Executive Retention and Severance Plan described below.

        The size of the option award granted to each executive officer in fiscal 2008 was set by the Compensation Committee at a level that was intended to create a meaningful opportunity for stock ownership based upon the individual's current position, the individual's personal performance in recent periods, the individual's potential for future responsibility and promotion over the option term, comparison of award levels in prior years and comparison of award levels earned by executives at Finisar's peer companies and similarly-sized companies in its broader industry group. The Compensation Committee also took into account the number of unvested options held by the executive officer in order to maintain an appropriate level of retention value for that individual. The relative weight given to each of these factors varied from individual to individual.

        During fiscal 2008, long-term equity incentives accounted for approximately 47.2% of the total compensation of Finisar's Chief Executive Officer and an average of approximately 35.5% of the total compensation of Finisar's other named execitive officers.

        In connection with its pending review of executive officer compensation, the Compensation Committee, with the assistance of its consultant, will consider the grant of additional stock-based awards. Among other things, the Compensation Committee will consider the use of restricted stock grants or restricted stock units in place of, or in combination with, stock options.

  Other Benefits and Perquisites

        Finisar generally provides for its named executive officers and other executives to receive the same general health and welfare benefits offered to all employees in the geographic area in which they are based. Finisar also offers participation in its defined contribution 401(k) plan. Finisar currently provides no other perquisites to its named executive officers or other executives.

        During fiscal 2008, personal benefits and perquisites accounted for less than 1.1% of the total compensation of Finisar's Chief Executive Officer and its other named execitive officers.

  Executive Retention and Severance Plan

        Finisar has no long-term employment agreements with any of its key personnel. However, Finisar's executive officers and certain other key executives designated by the Compensation Committee are eligible to participate in the Finisar Executive Retention and Severance Plan adopted by the Compensation Committee in February 2003. The Compensation Committee determined to provide change in control arrangements in order to mitigate some of the risk that exists for executives working in an environment where there is a meaningful possibility that Finisar could be acquired or the subject of another transaction that would result in a change in its control. Finisar's change in control and severance arrangements are intended to attract and retain qualified executives who may have attractive alternatives absent these arrangements. The change in control arrangements are also intended to mitigate potential disincentives to the consideration and execution of an acquisition or similar transaction, particularly where the services of these executive officers may not be required by the acquirer. Finisar believes its change in control benefits are comparable to the provisions and benefit levels of other companies in its industry who disclose similar plans in their public filings.

        Participants in this plan who are executive officers are entitled to receive cash severance payments equal to two years base salary and health and medical benefits for two years in the event their employment is terminated in connection with a change in control of Finisar. In addition, in the event of a change in control, vesting of stock options held by participants in the plan will be accelerated by one year, if the options are assumed by the acquiring company. If the options are not assumed by the acquiror, or if the participant's employment is terminated in connection with the change in control, vesting of the options will be accelerated in full. Upon any other termination of employment, participants are entitled only to accrued salary and any other vested benefits through the date of termination.

  Accounting for Executive Compensation

        Finisar accounts for equity compensation paid to its employees under the rules of Statement of Financial Accounting Standards No. 123R, which requires Finisar to measure and record an expense over the service period of the award. Accounting rules also require Finisar to record cash compensation as an expense at the time the obligation is incurred.

  Tax Considerations

        The Compensation Committee intends to consider the impact of Section 162(m) of the Internal Revenue Code in determining the mix of elements of future executive compensation. This section limits the deductibility of non-performance based compensation paid to each of Finisar's named executive officers to $1 million annually. The stock options granted to Finisar's executive officers are intended to be treated as performance-based compensation, which is exempt from the limitation on deductibility under current federal tax law. The Compensation Committee reserves the right to provide for compensation to executive officers that may not be fully deductible.

Report of the Compensation Committee

        We have reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such reviews and discussions, we recommended to the Finisar board of directors that the Compensation Discussion and Analysis be included in this joint proxy statement/prospectus.

COMPENSATION COMMITTEE David C. Fries (Chair) Roger C. Ferguson Larry D. Mitchell Robert N. Stephens

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The Compensation Committee during fiscal 2008 was composed of Roger C. Ferguson, David C. Fries, Larry D. Mitchell and Robert N. Stephens. No member of Finisar's Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Finisar's board of directors or Compensation Committee.

Summary Compensation Information

        The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal year ended April 30, 2008 for (i) Finisar's Chief Executive Officer and the Chief Financial Officer, (ii) Finisar's two other most highly compensated executives of the Company (determined as of April 30, 2008) and (iii) its former Senior Vice President Engineering (collectively, the "named executive officers"):

Summary Compensation Table

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	Option Awards(1)	All Other Compensation(2)	Total
Jerry S. Rawls President and Chief Executive Officer	2008 2007	$418,269 400,000	$100,000 125,000	$467,989 451,297	$5,606 6,534	$991,864 982,831
Stephen K. Workman Senior Vice President, Finance, Chief Financial Officer and Secretary	2008 2007	257,310 250,000	40,000 50,000	102,930 123,792	7,287 6,531	407,527 430,323
David Buse Senior Vice President and General Manager, Network Tools Division	2008 2007	287,308 280,000	40,000 50,000	179,986 204,143	6,854 6,912	514,148 541,055
Anders Olsson(3) Senior Vice President, Engineering	2008 2007	297,814 275,000	— 60,000	249,021 294,015	7,178 6,833	544,199 635,848
Joseph A. Young Senior Vice President and General Manager, Optics Division	2008 2007	335,961 325,000	75,000 100,000	233,703 204,530	6,906 7,379	651,570 636,909

(1)
Valuation based on the dollar amount of cumulative option grants recognized for financial statement reporting purposes pursuant to FAS 123R with respect to the fiscal years ended April 30, 2008 and April 30, 2007. The assumptions used by Finisar with respect to the valuation of option grants are set forth in "Finisar Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 16—Stockholders' Equity" included in this joint proxy statement/prospectus.

(2)
Represents the matching contribution that Finisar made to Finisar's 401(k) plan.

(3)
Mr. Olsson resigned from Finisar, effective April 11, 2008.

Grant of Plan-Based Awards

        The following table sets forth certain information with respect to options granted during or for the year ended April 30, 2008 to each of Finisar's named executive officers.

Grant of Plan-Based Awards Table

								All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/shr)	Grant Date Fair Value of Stock and Option Awards
		Estimated Future Payments Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payments Under Equity Incentive Plan Awards
Name	Grant Date
		Threshold	Target	Maximum	Threshold	Target	Maximum
Jerry S. Rawls	9/7/2007	—	$425,000	$425,000	—	—	—	—	400,000	$2.71	$779,520
Stephen K. Workman	9/7/2007	—	260,000	260,000	—	—	—	—	75,000	2.71	146,160
David Buse	9/7/2007	—	290,000	290,000	—	—	—	—	75,000	2.71	146,160
Anders Olsson	9/7/2007	—	288,000	288,000	—	—	—	—	100,000	2.71	194,880
Joseph A. Young	9/7/2007	—	340,000	340,000	—	—	—	—	200,000	2.71	389,760

(1)
Represents the dollar value of the applicable range (threshold, target and maximum amounts) of potential cash bonuses payable to each named executive officer for fiscal 2008. Actual payments approved by the Compensation Committee for Messrs. Rawls, Workman, Buse and Young were $100,000, $40,000, $40,000 and $75,000, respectively.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the number of securities underlying outstanding option plan awards for each of the named executive officers as of the end of its fiscal year on April 30, 2008.

Outstanding Equity Awards at Fiscal Year-End Table

Individual Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Exercise Price per Share		Expiration Date
Jerry S. Rawls	1,000,000 160,000 240,000 200,000 80,000 0	— 40,000 160,000 300,000 320,000 400,000	(1) (2) (3) (4) (5)	$ $ $ $ $ $	1.73 1.95 1.92 1.22 4.63 2.71	6/7/2012 8/27/2013 6/2/2014 6/8/2015 6/6/2016 9/7/2017
Stephen K. Workman	100,000 65,000 200,000 60,000 120,000 15,000 0	— — — 15,000 80,000 60,000 75,000	(1) (2) (4) (5)	$ $ $ $ $ $ $	1.80 1.80 1.80 1.95 1.92 4.63 2.71	6/19/2013 6/19/2013 6/19/2013 8/27/2013 6/2/2014 6/6/2016 9/7/2017
David Buse	320,000 120,000 80,000 20,000 0	80,000 80,000 120,000 80,000 75,000	(6) (2) (3) (4) (5)	$ $ $ $ $	2.80 1.92 1.22 4.63 2.71	12/18/2013 6/2/2014 6/8/2015 6/6/2016 9/7/2017
Anders Olsson	400,000 120,000 80,000 20,000 667 0	100,000 80,000 120,000 80,000 2,665 100,000	(7) (2) (3) (4) (8) (5)	$ $ $ $ $ $	3.26 1.92 1.22 4.63 3.21 2.71	2/2/2014 6/2/2014 6/8/2015 6/6/2016 3/8/2017 9/7/2017
Joseph A. Young	240,000 80,000 40,000 1,087 0	160,000 120,000 160,000 4,348 200,000	(9) (3) (4) (8) (5)	$ $ $ $ $	1.47 1.22 4.63 3.21 2.71	10/29/2014 6/8/2015 6/6/2016 3/8/2017 9/7/2017

(1)
The option was granted on August 27, 2003. The shares became exercisable as to 20% of the shares on August 27, 2004 and vest annually thereafter to be fully vested on August 27, 2008 assuming continued employment with Finisar Corporation.

(2)
The option was granted on June 2, 2004. The shares became exercisable as to 20% of the shares on June 2, 2005 and vest annually thereafter to be fully vested on June 2, 2009 assuming continued employment with Finisar Corporation.

(3)
The option was granted on June 8, 2005. The shares became exercisable as to 20% of the shares on June 8, 2006 and vest annually thereafter to be fully vested on June 8, 2010 assuming continued employment with Finisar Corporation.

(4)
The option was granted on June 2, 2006. The shares become exercisable as to 20% of the shares on June 2, 2007 and vest annually thereafter to be fully vested on June 2, 2011 assuming continued employment with Finisar Corporation.

(5)
The option was granted on September 7, 2007. The shares became exercisable as to 20% of the shares on September 7, 2008 and vest annually thereafter to be fully vested on September 7, 2012 assuming continued employment with Finisar Corporation.

(6)
The option was granted on December 18, 2003. The shares became exercisable as to 20% of the shares on 12/15/2004 and vest annually thereafter to be fully vested on December 15, 2008 assuming continued employment with Finisar Corporation.

(7)
The option was granted on February 2, 2004. The shares became exercisable as to 20% of the shares on February 2, 2005 and vest annually thereafter to be fully vested on February 2, 2009 assuming continued employment with Finisar Corporation.

(8)
The option was granted on March 8, 2007. The shares become exercisable as to 20% of the shares on March 8, 2008 and vest annually thereafter to be fully vested on March 8, 2012 assuming continued employment with Finisar Corporation.

(9)
The option was granted on October 29, 2004. The shares became exercisable as to 20% of the shares on October 29, 2005 and vest annually thereafter to be fully vested on October 29, 2009 assuming continued employment with Finisar Corporation.

Option Exercises

        There were no exercises of options to purchase Finisar's common stock in the fiscal year ended April 30, 2008 by the persons named in the Summary Compensation Table above.

Potential Payments Upon Termination or Change in Control

        Jerry S. Rawls, David Buse, Stephen K. Workman and Joseph A. Young are eligible to participate in the Finisar Executive Retention and Severance Plan. This plan provides that in the event of a qualifying termination each of the participating executives will be entitled to receive (i) a lump sum payment equal to two years' base salary (excluding bonus) and (ii) medical, dental and insurance coverage for two years, or reimbursement of premiums for COBRA continuation coverage during such period. A qualifying termination is defined as an involuntary termination other than for cause or a voluntary termination for good reason upon or within 18 months following a change in control, as such terms are defined in the executive severance plan. In addition, the plan provides that the vesting of stock options held by eligible officers will be accelerated as follows: (i) one year of accelerated vesting upon a change of control, if the options are assumed by a successor corporation, (ii) 100% accelerated vesting if the options are not assumed by a successor corporation, and (iii) 100% accelerated vesting upon a qualifying termination. In the event the employment of any of Finisar's named executive officers were to be terminated without cause or for good reason, within 18 months following a change in control of Finisar, each as of April 30, 2008, the following individuals would be entitled to payments in the amounts set forth opposite to their name in the below table:

Name	Cash Severance
Jerry S. Rawls	$35,417 per month for 24 months
Stephen K. Workman	$21,667 per month for 24 months
David Buse	$24,167 per month for 24 months
Joseph A. Young	$21,667 per month for 24 months

        Finisar is not obligated to make any cash payments to these executives if their employment is terminated by Finisar for cause or by the executive not for good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability. A change in control does not affect the amount or timing of these cash severance payments.

        In the event the employment of any of Finisar's named executive officers were to be terminated without cause or for good reason within 18 months following a change in control of Finisar, each as of April 30, 2008, the following individuals would be entitled to accelerated vesting of their outstanding stock options described in the table below:

Name	Value of Equity Awards:(1)
Jerry S. Rawls	Fully vested; 1,220,000 options with a value of $39,000.
Stephen K. Workman	Fully vested; 230,000 options with a value of $0.
David Buse	Fully vested; 435,000 options with a value of $15,600.
Joseph A. Young	Fully vested; 644,348 options with a value of $15,600.

(1)
Potential incremental gains are net values based on the aggregate difference between the respective exercise prices and the closing sale price of Finisar's common stock on April 30, 2008, which was $1.35 per share.

Director Compensation

        Non-employee directors receive an annual retainer of $30,000 and $2,000 for attendance in person at each meeting of the board of directors or committee meeting (with regular quarterly meetings of the board of directors and committee meetings held on the day of such regular board meetings considered to be a single meeting). In addition, effective May 1, 2008, members of the standing committees of the board receive annual retainers, payable quarterly, in the following amounts:

Committee	Chair	Other Members
Audit	$20,000	$10,000
Compensation	$15,000	$7,500
Nominating and Corporate Governance	$12,500	$6,000

        Finisar also reimburses directors for their reasonable expenses incurred in attending meetings of the board of directors.

        In addition, effective May 1, 2008, the board adopted a policy under which all new, non-employee directors are granted an option to purchase 70,000 shares of Finisar common stock upon their initial election to the board and an option to purchase 30,000 shares of Finisar common stock on an annual basis. Initial grants and annual grants had previously been for 50,000 shares and 30,000 shares, respectively. The grant of the annual options to non-employee directors is generally made at the first meeting of the board of directors in each fiscal year. The initial options vest over a period of three years from the date of grant, and the annual options vest on the first anniversary of the date of grant. As with all options, the per-share exercise price of each such option will equal the fair market value of a share of common stock on the date of grant. No annual grants were made to non-employee directors at the beginning of fiscal 2008. In lieu of such omitted grants, the board granted options to purchase 20,000 shares to each of the non-employee directors, effective June 17, 2008. These options have exercise prices of $3.62 per share, the closing price of the Finisar common stock on June 7, 2007, the date of the first board meeting following the end of fiscal 2007, and were fully vested on the date of grant.

        Effective May 1, 2008, the Finisar board approved an additional annual grant of 10,000 shares of restricted stock which will vest one year from the date of grant. The board also approved a policy under which non-employee directors may elect to convert some or all of the annual retainers for their board and committee service (but not their per meeting fees) RSUs at the rate of $1.20 of stock value for each $1.00 of the retainer converted. The election must be made before the date of the second regular meeting of the board during the fiscal year (the date when the first installment of the retainer is otherwise paid), the stock will be valued, for purposes of the conversion, at the grant date for options granted at that meeting, and the RSUs will vest one year thereafter.

        The following table presents the compensation paid to Finisar's non-employee directors during or for the fiscal year ended April 30, 2008:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation		Total Compensation
Roger C. Ferguson	$71,500	$18,725	$0		$90,225
David C. Fries	$46,500	$21,523	$0		$68,023
Larry D. Mitchell	$72,026	$18,725	$0		$90,751
Robert N. Stephens	$52,672	$21,196	$0		$73,868
Dominique Trempont	$60,000	$21,196	$0		$81,196
Frank H. Levinson	$44,000	$18,376	$76,151	(3)	$138,527

(1)
Valuation based on the dollar amount of option grants recognized for financial statement reporting purposes pursuant to FAS 123R with respect to the fiscal year ended April 30, 2008. The assumptions used by Finisar with respect to the valuation of option grants are set forth in "Finisar Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 16—Stockholders' Equity" included in this joint proxy statement/prospectus.

(2)
The following table sets forth certain information with respect to the options granted during or for the fiscal year ended April 30, 2008 to each non-employee member of Finisar's board of directors:

Name	Grant Date	Number of Shares of Common Stock Underlying Options	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards
Roger C. Ferguson	6/17/08	20,000	$3.62	$17,600
David C. Fries	6/17/08	20,000	$3.62	$17,600
Larry D. Mitchell	6/17/08	20,000	$3.62	$17,600
Robert N. Stephens	6/17/08	20,000	$3.62	$17,600
Dominique Trempont	6/17/08	20,000	$3.62	$17,600
Frank Levinson	6/17/08	20,000	$3.62	$17,600
(3)
This amount represents payments made under a consulting agreement with Dr. Levinson.

  Director Compensation Following the Merger

        The non-employee directors appointed to Finisar's board of directors pursuant to the terms of the merger agreement will be compensated in the same manner as Finisar's current board members, as described above. Since the non-employee directors are currently serving on the Optium board of directors and will be continuing on the board of the combined company, they will not receive the initial option grants typically granted to new, non-employee directors.

FINISAR EQUITY COMPENSATION PLAN INFORMATION

        Finisar currently maintains five compensation plans that provide for the issuance of its common stock to officers, directors, other employees or consultants. These consist of the 1989 Stock Option Plan, the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan and the International Employee Stock Purchase Plan, which have been approved by Finisar's stockholders, and the 2001 Nonstatutory Stock Option Plan, or the 2001 Plan, which has not been approved by Finisar's stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of April 30, 2008:

Plan Category(1)	Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	51,436,372	$2.63	48,369,831	(1)
Equity compensation plan not approved by stockholders(2)(3)	1,694,807	$3.19	2,703,333

(1)
Consists of shares available for future issuance under the plans. In accordance with the terms of the Employee Stock Purchase Plan, the number of shares available for issuance under the Employee Stock Purchase Plan and the International Employee Stock Purchase Plan will increase by 1,000,000 shares on May 1 of each calendar year until and including May 1, 2010. In accordance with the terms of the 2005 Stock Incentive Plan, the number of shares of Finisar's common stock available for issuance under the 2005 Stock Incentive Plan will increase on May 1 of each calendar year until and including May 1, 2015 by an amount equal to five percent (5%) of the number of shares of Finisar's common stock outstanding as of the preceding April 30.

(2)
Excludes options assumed by Finisar in connection with acquisitions of other companies. As of April 30, 2008, 26,882 shares of Finisar's common stock were issuable upon exercise of these assumed options, at a weighted average exercise price of $2.20 per share. No additional options may be granted under these assumed equity rights.

(3)
A total of 5,850,000 shares of Finisar's common stock have been reserved for issuance under the 2001 Plan. As of April 30, 2008, a total of 1,451,860 shares of common stock had been issued upon the exercise of options granted under the 2001 Plan.

Material Features of the 2001 Nonstatutory Stock Option Plan

        As of April 30, 2008, 4,398,140 shares of Finisar common stock were reserved for issuance under the 2001 Plan. The 2001 Plan was adopted by Finisar's board on February 16, 2001 and provides for the granting of nonstatutory stock options to employees and consultants with an exercise price per share not less than 85% of the fair market value of Finisar common stock on the date of grant. However, no person is eligible to be granted an option under the 2001 Plan whose eligibility would require approval of the 2001 Plan by Finisar stockholders. Options granted under the 2001 Plan generally have a ten-year term and vest at the rate of 20% of the shares on the first anniversary of the date of grant and 20% of the shares each additional year thereafter until fully vested. Some of the options that have been granted under the 2001 Plan are subject to full acceleration of vesting in the event of a change in control of Finisar.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF FINISAR

        Frank H. Levinson, Finisar's former Chairman of the Board and Chief Technical Officer and a current director, is a member of the board of directors of Fabrinet, Inc., a privately held contract manufacturer. In June 2000, Finisar entered into a volume supply agreement with Fabrinet, at rates which Finisar believes to be market, under which Fabrinet serves as a contract manufacturer for Finisar. In addition, Fabrinet purchases certain products from Finisar. During the fiscal years ended April 30, 2008 and 2007, Finisar recorded purchases from Fabrinet of approximately $70.2 million and $77.2 million, respectively, and Fabrinet purchased products from Finisar for a total purchase price of approximately $33.6 million and $42.8 million, respectively.

        In connection with the acquisition by VantagePoint Venture Partners in April 2005 of the 34 million shares of Finisar's common stock held by Infineon Technologies AG that Finisar had previously issued to Infineon in connection with Finisar's acquisition of Infineon's optical transceiver product lines, Finisar entered into an agreement with VantagePoint under which Finisar agreed to use its reasonable best efforts to elect a nominee of VantagePoint to Finisar's board of directors, provided that the nominee was reasonably acceptable to the board's Nominating and Corporate Governance Committee as well as Finisar's full board of directors. In June 2005, David C. Fries, a Managing Director of VantagePoint, was elected to Finisar's board of directors pursuant to that agreement. Finisar also agreed to file a registration statement to provide for the resale of the shares held by VantagePoint and certain distributees of VantagePoint. As a result of the reduction in VantagePoint's holdings of Finisar's common stock following distributions by VantagePoint to its partners, Finisar's obligations regarding the election of a nominee of VantagePoint to Finisar's board of directors have terminated, and Finisar is no longer obligated to maintain a registration statement for the resale of shares held by VantagePoint and its distributees.

        The Audit Committee is responsible for reviewing and approving any transactions between the Company and any related parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF FINISAR

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Finisar's executive officers, directors and persons who beneficially own more than 10% of Finisar's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish Finisar copies of all Section 16(a) forms filed by such person.

        Based solely on Finisar's review of such forms furnished to it, and written representations from executive officers and directors, Finisar believes that all filing requirements applicable to its executive officers, directors and more than 10% stockholders during the fiscal year ended April 30, 2008 were satisfied, with the exception of one Form 4 for each of Jerry S. Rawls, Dave Buse, Stephen K. Workman, Anders Olsson and Joseph Young, each reporting one transaction, and one Form 4 for Frank H. Levinson, reporting two transactions, which were filed late.

REPORT OF THE FINISAR AUDIT COMMITTEE

        The Audit Committee currently consists of three directors, each of whom, in the judgment of the Finisar Board, is an "independent director" as defined under the listing standards for the NASDAQ Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of the charter is available on Finisar's website at http://investor.finisar.com/corpgovernance.cfm.

        The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by Finisar to any governmental body or to the public, and on Finisar's compliance with legal and regulatory requirements. Consistent with these functions, the Audit Committee encourages continuous improvement of, and fosters adherence to, Finisar's financial policies, procedures and practices at all levels.

        The Audit Committee is responsible for retaining Finisar's independent public accountants, evaluating their independence, qualifications and performance and approving in advance the engagement of the independent public accounting firm for all audit and non-audit services. Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with applicable laws and regulations. Finisar's independent public accountants are responsible for auditing the financial statements. The Audit Committee meets with such independent public accountants and management to review the scope and the results of the annual audit, Finisar's audited financial statements and other related matters as set forth in the charter. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and the Audit Committee's role does not include providing to stockholders, or others, special assurances regarding such matters.

        The Audit Committee has reviewed and discussed Finisar's audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, Finisar's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which include, among other items, matters related to the conduct of the audit of Finisar's financial statements. In addition, the Audit Committee has met with Ernst & Young LLP, with and without management present, to discuss the overall scope of Ernst & Young LLP's audit, the result of their examinations, their evaluations of Finisar's internal controls and the overall quality of Finisar's financial reporting.

        The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and Finisar that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which relates to the auditors' independence from Finisar and its related entities, discussed with the auditors any relationship that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to Finisar's Board of Directors that Finisar's audited financial statements be included in Finisar's Annual Report on Form 10-K for the fiscal year ended April 30, 2008.

AUDIT COMMITTEE
Roger C. Ferguson (Chair) Larry D. Mitchell Dominique Trempont

        The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of Finisar under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Finisar specifically incorporates such information by reference.

OTHER BUSINESS

        Neither Finisar nor Optium currently knows of any other matters to be submitted to the stockholders at the Finisar annual meeting or the Optium special meeting. If any other matters properly come before either meeting, it is the intention of the persons named in the enclosed forms of proxy to vote the shares they represent as the board of directors of their respective company may recommend.

EXPERTS

        The consolidated financial statements of Finisar at April 30, 2008 and 2007, and for each of the three years in the period ended April 30, 2008 included in this joint proxy statement/prospectus have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

        The consolidated financial statements of Optium appearing in Optium's annual report on Form 10-K for the year ended July 28, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference in this joint proxy statement/prospectus. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

        The validity of the shares of Finisar common stock to be issued pursuant to the merger agreement and certain legal matters relating to the U.S. federal income tax consequences of the merger will be passed upon for Finisar by DLA Piper US LLP, East Palo Alto, California. Certain legal matters relating to the U.S. federal income tax consequences of the merger will be passed upon for Optium by Goodwin Procter LLP, Boston, Massachusetts.

STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the company in a timely manner.

        Optium.    Optium will hold an annual meeting in 2008 only if the proposed merger with Finisar has not already been completed. If the annual meeting is held, stockholder proposals complying with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will be eligible for inclusion in Optium's proxy statement relating to the 2008 annual meeting of Optium's stockholders if the stockholder proposals are received no later than August 19, 2008. Optium has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders other than matters to be included in Optium's proxy materials under applicable SEC rules. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to Optium's Secretary. To be timely, a stockholder proposal must be received at Optium's principal executive offices no later than 90 calendar days nor less than 120 calendar days in advance of the one year anniversary of the previous year's annual meeting; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been advanced by more than 30 calendar days or delayed by more than 60 calendar days or (iii) in the event of a special meeting, then notice must be received not earlier than the close of business on the 120th calendar day prior to such annual meeting and not later than the 90th calendar day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. Stockholder business that is not intended for inclusion in Optium's proxy materials may be brought before the annual meeting so long as Optium receives notice of the proposal as specified by Optium's bylaws, addressed to the Secretary at Optium's principal executive offices, not later than the above date. All stockholder proposals should be marked for the attention of Corporate Secretary, Optium Corporation at 200 Precision Road, Horsham, Pennsylvania.

        Stockholders who wish to make a proposal at Optium's 2008 annual meeting—other than one that will be included in Optium's proxy statement—must notify Optium between August 19, 2008 and September 18, 2008. If a stockholder who wishes to present a proposal fails to notify Optium by August 19, 2008 and such proposal is brought before the 2008 annual meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2008 annual meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

        Finisar.    Stockholder proposals may be included in Finisar's proxy materials for an annual meeting so long as they are provided to Finisar on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in Finisar's proxy materials for the 2009 annual meeting, the proposal (in addition to compliance with applicable SEC rules) must be received at Finisar's principal executive offices, addressed to the Secretary, not later than                        , 2009. Finisar has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders other than matters to be included in Finisar's proxy materials under applicable SEC rules. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to Finisar's Secretary. To be timely, a stockholder proposal must be received at Finisar's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date its proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. Stockholder business that is not intended for inclusion in Finisar's proxy materials may be brought before the annual meeting so long as Finisar receives notice of the proposal as specified by its bylaws, addressed to the Secretary at its principal executive offices, not later than the above date. All stockholder proposals should be marked for the attention of the Secretary of Finisar Corporation at 1389 Moffett Park Drive, Sunnyvale, California.

WHERE YOU CAN FIND MORE INFORMATION

        Finisar and Optium each file reports and other information with the SEC. Finisar and Optium stockholders may read and copy these reports, statements or other information filed by either Finisar or Optium at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC filings of Finisar and Optium are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. Finisar stockholders and Optium stockholders also may obtain certain of these documents at Finisar's website, www.finisar.com and at Optium's website, www.optium.com. Information contained on the Finisar and Optium websites is expressly not incorporated by reference into this joint proxy statement/prospectus.

        Finisar has filed a registration statement on Form S-4 to register with the SEC the shares of Finisar common stock to be issued to Optium stockholders pursuant to the merger. This joint proxy statement/prospectus forms a part of that registration statement and constitutes a prospectus of Finisar, as well as a proxy statement of Finisar and Optium for their respective meetings. As allowed by SEC rules, this joint proxy statement/prospectus, which is part of the registration statement, does not contain all the information Finisar and Optium stockholders can find in the registration statement or the exhibits to the registration statement. For further information about Finisar and Optium, please refer to the registration statement including exhibits.

        Under SEC rules, Optium may "incorporate by reference" information into this joint proxy statement/ prospectus. This means that Optium can disclose important information by referring the reader to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/prospectus or incorporated by reference subsequent to the date of this joint proxy statement/prospectus.

Optium Filings (File No. 001-33109)

        This joint proxy statement/prospectus incorporates by reference the documents listed below that Optium has previously filed with the SEC (other than information furnished pursuant to Item 2.02 or Item 7.01 of a Current Report on Form 8-K). They contain important information about Optium and its financial condition.

  •
  Annual Report on Form 10-K for the year ended July 31, 2007 (filed on October 24, 2007);

  •
  Quarterly Reports on Form 10-Q for the quarters ended October 31, 2007, January 31, 2008 and May 3, 2008;

  •
  Definitive Proxy Statement on Schedule 14A (filed November 13, 3007); and

  •
  Current Reports on Form 8-K filed on July 30, 2007, September 20, 2007, September 28, 2007, December 6, 2007, March 6, 2008, May 2, 2008, May 16, 2008, June 5, 2008 and July 1, 2008.

        In addition, Optium incorporates by reference additional documents that it may file or furnish with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this joint proxy statement/prospectus and the date of the Optium meeting (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein).

        Documents incorporated by reference herein by Optium are available to Finisar stockholders and Optium stockholders without charge upon written or oral request, excluding any exhibits to those documents, unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. Finisar stockholders and Optium stockholders can obtain any of these documents by requesting them in writing or by telephone from:

Optium Corporation 200 Precision Road Horsham, PA 19044 Attention: Investor Relations Telephone number: (267) 803-3800 www.optium.com

        In order for Finisar stockholders and Optium stockholders to receive timely delivery of the documents in advance of the Finisar meeting and the Optium meeting, Optium, as applicable, should receive requests for documents no later than August 18, 2008.

        Finisar and Optium also incorporate by reference the following annexes attached to this joint proxy statement/prospectus:

  •
  the merger agreement attached hereto as Annex A;

  •
  the opinion of Oppenheimer & Co. Inc. attached hereto as Annex B;

  •
  the opinion of Morgan Stanley & Co. Incorporated attached hereto as Annex C;

  •
  the voting agreement of Finisar stockholders attached hereto as Annex D; and

  •
  the voting agreement of Optium stockholders attached hereto as Annex E.

        Finisar has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to Finisar and Sub, and Optium has supplied all information contained in or incorporated by reference into this joint proxy statement/prospectus relating to Optium.

        Finisar and Optium have not authorized anyone to give any information or make any representation about the merger or their companies that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that are incorporated into this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. The information contained in this joint proxy statement/prospectus is accurate only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Finisar Corporation

        We have audited the accompanying consolidated balance sheets of Finisar Corporation as of April 30, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended April 30, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Finisar Corporation at April 30, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the three years in the period ended April 30, 2008, in conformity with U.S. generally accepted accounting principles.

        As discussed in Note 2 to the consolidated financial statements, on May 1, 2007 the Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 and on May 1, 2006, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123R, Share-Based Payments, using the modified-prospective transition method.

/s/ Ernst & Young LLP
San Jose, California June 30, 2008

FINISAR CORPORATION

CONSOLIDATED BALANCE SHEETS

	April 30, 2008	April 30, 2007
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$79,442	$56,106
Short-term available-for-sale investments	30,577	56,511
Restricted investments, short-term	—	625
Accounts receivable, net of allowance for doubtful accounts of $635 and $1,607 at April 30, 2008 and April 30, 2007	48,005	55,969
Accounts receivable, other	12,408	9,270
Inventories	82,554	77,670
Prepaid expenses	7,652	4,553

Total current assets	260,638	260,704
Long-term available-for-sale investments	9,236	19,855
Property, plant and improvements, net	89,847	84,071
Purchased technology, net	11,850	18,351
Other intangible assets, net	17,183	20,807
Goodwill	88,242	128,949
Minority investments	13,250	11,250
Other assets	3,241	4,203

Total assets	$493,487	$548,190

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$43,040	$41,705
Accrued compensation	14,397	10,550
Other accrued liabilities	23,397	12,590
Deferred revenue	5,312	5,473
Current portion of other long-term liabilities	2,436	2,255
Convertible notes, net of beneficial conversion feature of of $2,026 and $0 at April 30, 2008 and April 30, 2007	101,918	66,950
Non-cancelable purchase obligations	3,206	2,798

Total current liabilities	193,706	142,321
Long-term liabilities:
Convertible notes, net of beneficial conversion feature of of $0 and $7,184 at April 30, 2008 and April 30, 2007	150,000	193,066
Other long-term liabilities	18,911	21,042
Deferred income taxes	8,903	6,090

Total long-term liabilities	177,814	220,198
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized, no shares issued and outstanding at April 30, 2008 and 2007	—	—
Common stock, $0.001 par value, 750,000,000 shares authorized, 308,839,226 shares issued and outstanding at April 30, 2008 and 308,632,973 shares issued and outstanding at April 30, 2007	309	309
Additional paid-in capital	1,540,241	1,529,322
Accumulated other comprehensive income	12,973	11,162
Accumulated deficit	(1,431,556)	(1,355,122)

Total stockholders' equity	121,967	185,671

Total liabilities and stockholders' equity	$493,487	$548,190

See accompanying notes.

FINISAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Years Ended April 30,
	2008	2007	2006
	(In thousands, except per share data)
Revenues
Optical subsystems and components	$401,625	$381,263	$325,956
Network performance test systems	38,555	37,285	38,337

Total revenues	440,180	418,548	364,293
Cost of revenues	292,161	270,272	250,186
Amortization of acquired developed technology	6,501	6,002	17,671
Impairment of acquired developed technology	—	—	853

Gross profit	141,518	142,274	95,583

Operating expenses:
Research and development	76,544	64,559	54,412
Sales and marketing	40,006	36,122	33,144
General and administrative	40,259	35,641	30,864
Acquired in-process research and development	—	5,770	—
Amortization of purchased intangibles	1,748	1,814	1,747
Impairment of goodwill and intangible assets	45,433	—	—
Restructuring costs	—	—	3,064

Total operating expenses	203,990	143,906	123,231
Loss from operations	(62,472)	(1,632)	(27,648)

Interest income	5,805	6,204	3,482
Interest expense	(17,236)	(16,044)	(15,842)
Loss on convertible debt exchange	—	(31,606)	—
Other income (expense), net	(298)	(724)	9,346

Loss before income taxes and cumulative effect of change in accounting principle	(74,201)	(43,802)	(30,662)
Provision for income taxes	2,233	2,810	2,367

Loss before cumulative effect of change in accounting principle	(76,434)	(46,612)	(33,029)
Cumulative effect of change in accounting principle, net of taxes	—	(1,213)	—

Net loss	$(76,434)	$(45,399)	$(33,029)

Net loss per share—basic and diluted
Before cumulative effect of change in accounting principle	$(0.25)	$(0.15)	$(0.11)
Cumulative effect of change in accounting principle	$—	$(0.00)	$—

Net loss per share—basic and diluted	$(0.25)	$(0.15)	$(0.11)

Shares used in computing net loss per share—basic and diluted	308,680	307,814	290,518

See accompanying notes.

FINISAR CORPORATION

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock				Other Comprehensive Income (Loss)
			Additional Paid-In Capital	Deferred Stock Compensation		Accumulated Deficit	Total Stockholders' Equity
	Shares	Amount
	(In thousands, except share data)
Balance at April 30, 2005	258,931,278	$259	$1,425,133	$(4,808)	$381	$(1,276,694)	$144,271
Stock-based compensation expense			6,111	1,192			7,303
Issuance of common stock on conversion of convertible notes	28,785,022	29	33,476	—	—	—	33,505
Issuance of common stock related to acquisition of InterSan	7,132,229	7	8,809	—	—	—	8,816
Exercise of warrants and stock options, net of repurchase of unvested shares	9,434,333	10	12,849	—	—	—	12,859
Issuance of common stock through employee stock purchase plan	1,229,249	1	1,086	—	—	—	1,087
Unrealized loss on available-for-sale investments	—	—	—	—	(80)	—	(80)
Foreign currency translation adjustment	—	—	—	—	1,397	—	1,397
Net loss	—	—	—	—	—	(33,029)	(33,029)

Comprehensive loss							(31,712)

Balance at April 30, 2006	305,512,111	$306	$1,487,464	$(3,616)	$1,698	$(1,309,723)	$176,129

Reclassification of unamortized deferred compensation			(3,616)	3,616			—
Exercise of warrants and stock options, net of repurchase of unvested shares	2,260,837	2	3,637	—	—	—	3,639
Issuance of common stock through employee stock purchase plan	860,025	1	1,680	—	—	—	1,681
Stock-based compensation expense related to employee stock options and employee stock purchases	—	—	11,637	—	—	—	11,637
Beneficial conversion on issuance of debt	—	—	29,733	—	—	—	29,733
Cumulative effect of change in accounting principle	—	—	(1,213)	—	—	—	(1,213)
Unrealized gain on available-for-sale investments	—	—	—	—	5,645	—	5,645
Foreign currency translation adjustment	—	—	—	—	3,819	—	3,819
Net loss	—	—	—	—	—	(45,399)	(45,399)

Comprehensive loss							(35,935)

Balance at April 30, 2007	308,632,973	$309	$1,529,322	$—	$11,162	$(1,355,122)	$185,671

Exercise of warrants and stock options, net of repurchase of unvested shares	206,253	—	179	—	—	—	179
Stock-based compensation expense related to employee stock options and employee stock purchases	—	—	10,740	—	—	—	10,740
Unrealized loss on available-for-sale investments	—	—	—	—	(4,165)	—	(4,165)
Foreign currency translation adjustment	—	—	—	—	5,976	—	5,976
Net loss	—	—	—	—	—	(76,434)	(76,434)

Comprehensive loss							(74,623)

Balance at April 30, 2008	308,839,226	$309	$1,540,241	$—	$12,973	$(1,431,556)	$121,967

See accompanying notes.

FINISAR CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Years Ended April 30,
	2008	2007	2006
	(In thousands)
Operating activities
Net loss	$(76,434)	$(45,399)	$(33,029)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,728	26,893	33,467
Stock-based compensation expense	11,564	11,822	6,819
Acquired in-process research and development	—	5,770	—
Amortization of beneficial conversion feature of convertible notes	4,943	4,791	4,527
Amortization of purchased technology and finite lived intangibles	1,749	1,814	1,747
Impairment of goodwill and intangible assets	45,433	—	853
Amortization of acquired developed technology	6,501	6,002	17,672
Amortization of discount on restricted securities	(11)	(92)	(160)
Loss (gain) on sales of equipment	(516)	1,214	(153)
Gain on sale of minority investment	—	(1,198)	(10,967)
Loss on extinguishment of debt	238	31,606	—
Share of losses of equity investee	—	237	2,118
Loss on sale of equity investment	1,150	—	—
Changes in operating assets and liabilities:
Accounts receivable	8,891	2,449	(14,683)
Inventories	(1,159)	(17,364)	(18,651)
Other assets	(5,496)	(333)	(122)
Deferred income taxes	1,756	2,176	2,287
Accounts payable	1,432	3,227	2,933
Accrued compensation	3,847	(737)	6,230
Other accrued liabilities	7,935	407	506
Deferred revenue	(214)	1,375	1,525

Net cash provided by operating activities	39,337	34,660	2,919

Investing activities
Purchases of property, equipment and improvements	(27,198)	(22,340)	(22,887)
Purchases of short and long-term investments	(84,236)	(164,796)	(245,916)
Sale/maturity of short and long-term investments	115,051	153,141	263,344
Maturity of restricted securities	625	4,951	3,750
Acquisition of subsidiaries, net of cash assumed	521	(10,708)	(1,213)
Acquisition of product line assets	—	—	3,868
Proceeds from sale of property and equipment	643	512	914
Proceeds from sale of minority investment	—	1,198	10,967
Proceeds from sale of equity investment	1,569	—	—
Purchase of intangible assets	(4,716)	(5,649)	(4,472)
Purchases of minority investments	(2,000)	—	—

Net cash provided by (used in) investing activities	259	(43,691)	8,355

Financing activities
Repurchase of convertible notes	(8,224)	—	—
Repayment of convertible notes related to acquisition	(5,959)	—	—
Proceeds from the issuance of a note	—	—	9,897
Repayments of liability related to sale-leaseback of building	(359)	(296)	(243)
Repayments of borrowings under notes	(1,897)	(2,036)	(944)
Proceeds from exercise of stock options, warrants and stock purchase plan, net of repurchase of unvested shares	179	4,108	13,946

Net cash provided by (used in) financing activities	(16,260)	1,776	22,656

Net increase (decrease) in cash and cash equivalents	23,336	(7,255)	33,930
Cash and cash equivalents at beginning of year	56,106	63,361	29,431

Cash and cash equivalents at end of year	$79,442	$56,106	$63,361

Supplemental disclosure of cash flow information
Cash paid for interest	$9,190	$9,514	$9,449
Cash paid for taxes	$182	$659	$40
Supplemental schedule of non-cash investing and financing activities
Issuance of convertible promissory note on acquisition of subsidiary	$—	$16,950	$—

Issuance of common stock in connection with acquisitions	$—	$—	$8,816

Issuance of common stock upon conversion of promissory note	$—	$—	$33,505

See accompanying notes.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

  Description of Business

        Finisar Corporation (the "Company") is a leading provider of optical subsystems and components that connect local area networks, or LANs, storage area networks, or SANs, and metropolitan area networks, or MANs. The Company's optical subsystems consist primarily of transceivers which provide the fundamental optical-electrical interface for connecting the equipment used in building these networks. These products rely on the use of digital semiconductor lasers in conjunction with integrated circuit design and novel packaging technology to provide a cost-effective means for transmitting and receiving digital signals over fiber optic cable using a wide range of network protocols, transmission speeds and physical configurations over distances of 70 meters to 200 kilometers. The Company's line of optical components consists primarily of packaged lasers and photodetectors used in transceivers, primarily for LAN and SAN applications and passive optical components used in building MANs. The Company's manufacturing operations are vertically integrated and include integrated circuit design and internal assembly and test capabilities for the Company's optical subsystem products, as well as key components used in those subsystems. The Company sells its optical subsystem and component products to manufacturers of storage and networking equipment such as Brocade, Cisco Systems, EMC, Emulex, Hewlett-Packard Company, Huawei, IBM and Qlogic.

        The Company also provides network performance test systems primarily to leading storage equipment manufacturers such as Brocade, EMC, Emulex, Hewlett-Packard Company and Qlogic for testing and validating equipment designs.

        Finisar Corporation was incorporated in California in April 1987 and reincorporated in Delaware in November 1999. Finisar's principal executive offices are located at 1389 Moffett Park Drive, Sunnyvale, California 94089, and its telephone number at that location is (408) 548-1000.

2. Basis of Presentation and Summary of Significant Accounting Policies

  Basis of Presentation

        These consolidated financial statements include the accounts of Finisar Corporation and its wholly-owned subsidiaries (collectively "Finisar" or the "Company"). Intercompany accounts and transactions have been eliminated in consolidation.

  Fiscal Periods

        The Company maintains its financial records on the basis of a fiscal year ending on April 30, with fiscal quarters ending on the Sunday closest to the end of the period. The first three quarters of fiscal 2008 ended on July 29, 2007, October 28, 2007, and January 27, 2008. The first three quarters of fiscal 2007 ended on July 30, 2006, October 29, 2006, and January 28, 2007. The first three quarters of fiscal 2006 ended on July 31, 2005, October 30, 2005 and January 29, 2006, respectively.

  Reclassifications

        Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation. These changes had no impact on previously reported net income or retained earnings.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

  Revenue Recognition

        The Company's revenue transactions consist predominately of sales of products to customers. The Company follows the Securities and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) No. 104, Revenue Recognition, and Emerging Issues Task Force ("EITF") Issue 00-21, Revenue Arrangements with Multiple Deliverables. Specifically, the Company recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss have passed to the customer, generally upon shipment, the price is fixed or determinable, and collectability is reasonably assured. For those arrangements with multiple elements, or in related arrangements with the same customer, the arrangement is divided into separate units of accounting if certain criteria are met, including whether the delivered item has stand-alone value to the customer and whether there is objective and reliable evidence of the fair value of the undelivered items. The consideration received is allocated among the separate units of accounting based on their respective fair values, and the applicable revenue recognition criteria are applied to each of the separate units. In cases where there is objective and reliable evidence of the fair value of the undelivered item in an arrangement but no such evidence for the delivered item, the residual method is used to allocate the arrangement consideration. For units of accounting which include more than one deliverable, the Company generally recognizes all revenue and cost of revenue for the unit of accounting over the period in which the last undelivered item is delivered.

        At the time revenue is recognized, the Company establishes an accrual for estimated warranty expenses associated with sales, recorded as a component of cost of revenues. The Company's customers and distributors generally do not have return rights. However, the Company has established an allowance for estimated customer returns, based on historical experience, which is netted against revenue.

        Sales to certain distributors are made under agreements providing distributor price adjustments and rights of return under certain circumstances. Revenue and costs relating to distributor sales are deferred until products are sold by the distributors to end customers. Revenue recognition depends on notification from the distributor that product has been sold to the end customer. Also reported by the distributor are product resale price, quantity and end customer shipment information, as well as inventory on hand. Deferred revenue on shipments to distributors reflects the effects of distributor price adjustments and, the amount of gross margin expected to be realized when distributors sell-through products purchased from us. Accounts receivable from distributors are recognized and inventory is relieved when title to inventories transfers, typically upon shipment from us at which point we have a legally enforceable right to collection under normal payment terms.

  Segment Reporting

        Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, establishes standards for the way that public business enterprises

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas and major customers. The Company has determined that it operates in two segments consisting of optical subsystems and components and network performance test systems.

  Concentrations of Credit Risk

        Financial instruments which potentially subject Finisar to concentrations of credit risk include cash, cash equivalents, short-term, long-term and restricted investments and accounts receivable. Finisar places its cash, cash equivalents and short-term, long-term and restricted investments with high-credit quality financial institutions. Such investments are generally in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. Concentrations of credit risk, with respect to accounts receivable, exist to the extent of amounts presented in the financial statements. Generally, Finisar does not require collateral or other security to support customer receivables. Finisar performs periodic credit evaluations of its customers and maintains an allowance for potential credit losses based on historical experience and other information available to management. Losses to date have been within management's expectations. The Company's five largest customers represented 44.0% and 33.3% of total accounts receivable at April 30, 2008 and 2007. One optical subsystems and components customer, Jabil Circuit, represented 23.0% of total accounts receivable at April 30, 2008 and 15.8% of total accounts receivable at April 30, 2007.

  Current Vulnerabilities Due to Certain Concentrations

        Finisar sells products primarily to customers located in North America. During fiscal 2008, 2007 and 2006, sales of optical subsystems and components to Cisco Systems represented 20.6%, 20.8% and 22.3%, respectively, of total revenues. No other customer accounted for more than 10% of total revenues in any of these fiscal years.

        Included in the Company's consolidated balance sheet at April 30, 2008, are the net assets of the Company's manufacturing operations, substantially all of which are located in Malaysia and which total approximately $61.2 million.

  Foreign Currency Translation

        The functional currency of our foreign subsidiaries is the local currency. Assets and liabilities denominated in foreign currencies are translated using the exchange rate on the balance sheet dates. Revenues and expenses are translated using average exchange rates prevailing during the year. Any translation adjustments resulting from this process are shown separately as a component of accumulated other comprehensive income. Foreign currency transaction gains and losses are included in the determination of net loss.

  Research and Development

        Research and development expenditures are charged to operations as incurred.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

  Advertising Costs

        Advertising costs are expensed as incurred. Advertising is used infrequently in marketing the Company's products. Advertising costs during fiscal 2008, 2007 and 2006 were $32,000, $75,000, and $252,000, respectively.

  Shipping and Handling Costs

        The Company records costs related to shipping and handling in cost of sales for all periods presented.

  Cash and Cash Equivalents

        Finisar's cash equivalents consist of money market funds and highly liquid short-term investments with qualified financial institutions. Finisar considers all highly liquid investments with an original maturity from the date of purchase of three months or less to be cash equivalents.

  Investments

  Available-for-sale

        The Company determines the appropriate classification of securities at the time of purchase and reevaluates such classification as of each balance sheet date. Realized gains and losses and declines in value judged to be other than temporary are determined based on the specific identification method and are reported in the consolidated statements of operations. Available-for-sale investments are initially recorded at cost and periodically adjusted to fair value through comprehensive income.

  Restricted Investments

        Restricted investments consist of interest bearing securities with maturities of greater than three months from the date of purchase and investments held in escrow under the terms of the Company's convertible subordinated notes. In accordance with SFAS 115, the Company has classified its restricted investments as held-to-maturity. Held-to-maturity securities are stated at amortized cost.

  Other

        The Company uses the cost method of accounting for investments in companies that do not have a readily determinable fair value in which it holds an interest of less than 20% and over which it does not have the ability to exercise significant influence. For entities in which the Company holds an interest of greater than 20% or in which the Company does have the ability to exercise significant influence, the Company uses the equity method. In determining if and when a decline in the market value of these investments below their carrying value is other-than-temporary, the Company evaluates the market conditions, offering prices, trends of earnings and cash flows, price multiples, prospects for liquidity and other key measures of performance. The Company's policy is to recognize an impairment in the value of its minority equity investments when clear evidence of an impairment exists, such as (a) the completion of a new equity financing that may indicate a new value for the investment, (b) the failure to complete a new equity financing arrangement after seeking to raise additional funds or (c) the commencement of proceedings under which the assets of the business may be placed in receivership or liquidated to satisfy the claims of debt and equity stakeholders. The Company's minority

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

investments in private companies are generally made in exchange for preferred stock with a liquidation preference that is intended to help protect the underlying value of its investment.

  Fair Value of Financial Instruments

        The carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued compensation and other accrued liabilities, approximate fair value because of their short maturities. As of April 30, 2008 and 2007, the fair value of the Company's convertible subordinated debt based on quoted market prices was approximately $200.7 million and $285.2 million, respectively.

  Inventories

        Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market.

        The Company permanently writes down the cost of inventory that the Company specifically identifies and considers obsolete or excessive to fulfill future sales estimates. The Company defines obsolete inventory as inventory that will no longer be used in the manufacturing process. Excess inventory is generally defined as inventory in excess of projected usage and is determined using management's best estimate of future demand, based upon information then available to the Company. The Company also considers: (1) parts and subassemblies that can be used in alternative finished products, (2) parts and subassemblies that are unlikely to be engineered out of the Company's products, and (3) known design changes which would reduce the Company's ability to use the inventory as planned.

  Property, Equipment and Improvements

        Property, equipment and improvements are stated at cost, net of accumulated depreciation and amortization. Property, plant, equipment and improvements are depreciated on a straight-line basis over the estimated useful lives of the assets, generally three years to seven years except for buildings which are depreciated over the life of the building lease. Land is carried at acquisition cost and not depreciated. Leased land is depreciated over the life of the lease.

  Goodwill, Purchased Technology, and Other Intangible Assets

        Goodwill, purchased technology, and other intangible assets result from acquisitions accounted for under the purchase method. Amortization of purchased technology and other intangibles has been provided on a straight-line basis over periods ranging from three to seven years. The amortization of goodwill ceased with the adoption of SFAS 142 beginning in the first quarter of fiscal 2003. Intangible assets with finite lives are amortized over their estimated useful lives. In addition to acquired intangible assets with finite lives, the Company capitalizes the external costs, principally legal fees, that it incurs to apply for and maintain its internally developed patents. The Company amortizes these costs on a straight-line basis over their expected economic life, generally 10 years.

  Accounting for the Impairment of Long-Lived Assets

        The Company periodically evaluates whether changes have occurred to long-lived assets that would require revision of the remaining estimated useful life of the property, improvements and finite-lived

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

intangible assets or render them not recoverable. If such circumstances arise, the Company uses an estimate of the undiscounted value of expected future operating cash flows to determine whether the long-lived assets are impaired. If the aggregate undiscounted cash flows are less than the carrying amount of the assets, the resulting impairment charge to be recorded is calculated based on the excess of the carrying value of the assets over the fair value of such assets, with the fair value determined based on an estimate of discounted future cash flows.

  Stock-Based Compensation Expense

        On May 1, 2006 the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), Share-Based Payment ("SFAS 123R"), which requires the measurement and recognition of compensation expense for all stock-based payment awards made to employees and directors including employee stock options and employee stock purchases under the Company's Employee Stock Purchase Plan based on estimated fair values. SFAS 123R requires companies to estimate the fair value of stock-based payment awards on the date of grant using an option pricing model. The Company uses the Black-Scholes option pricing model to determine the fair value of stock based awards under SFAS 123R. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's consolidated statements of operations.

        Stock-based compensation expense recognized in the Company's consolidated statements of operations for the fiscal years ended April 30, 2008 and 2007 included compensation expense for stock-based payment awards granted prior to, but not yet vested as of, the adoption of SFAS 123R, based on the grant date fair value estimated in accordance with the provisions of SFAS 123 and compensation expense for the stock-based payment awards granted subsequent to April 30, 2006 based on the grant date fair value estimated in accordance with the provisions of SFAS 123R. Compensation expense for expected-to-vest stock-based awards that were granted on or prior to April 30, 2006 was valued under the multiple-option approach and will continue to be amortized using the accelerated attribution method. Subsequent to April 30, 2006, compensation expense for expected-to-vest stock-based awards is valued under the single-option approach and amortized on a straight-line basis, net of estimated forfeitures.

  Net Loss Per Share

        Basic and diluted net loss per share are presented in accordance with SFAS No. 128, Earnings Per Share for all periods presented. Basic net loss per share has been computed using the weighted-average number of shares of common stock outstanding during the period. Diluted net loss per share has been computed using the weighted-average number of shares of common stock and dilutive potential common shares from options and warrants (under the treasury stock method), convertible redeemable preferred stock (on an if-converted basis) and convertible notes (on an as-if-converted basis) outstanding during the period.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

        The following table presents common stock equivalents related to potentially dilutive securities excluded from the calculation of basic and diluted net loss per share because they are anti-dilutive (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Employee stock options	10,269	16,229	10,800
Conversion of convertible subordinated notes	31,657	34,520	58,647
Conversion of convertible notes	8,932	4,705	—
Warrants assumed in acquisition	21	469	471

	50,879	55,923	69,918

  Comprehensive Income

        Financial Accounting Standards Board Statement of Financial Accounting Standard No. 130, Reporting Comprehensive Income, ("SFAS 130") establishes rules for reporting and display of comprehensive income and its components. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities and foreign currency translation adjustments to be included in comprehensive income.

        The components of comprehensive loss for the fiscal years ended April 30, 2008, 2007 and 2006 were as follows (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Net loss	$(76,434)	$(45,399)	$(33,029)
Foreign currency translation adjustment	5,976	3,819	1,397
Change in unrealized gain (loss) on securities, net of reclassification adjustments for realized gain/(loss)	(4,165)	5,645	(80)

Comprehensive loss	$(74,623)	$(35,935)	$(31,712)

        Included in the determination of net loss were losses on foreign exchange transactions of $(102,000) and $(265,000) for the fiscal years ended April 30, 2008 and 2007, respectively, and a gain of $722,000 for the fiscal year ended April 30, 2006. The gain in fiscal 2006 included the transfer of $964,000 of cumulative translation adjustment to other income (expense), net on the statement of operations related to the liquidation of the Company's German subsidiary.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

        The components of accumulated other comprehensive loss, net of taxes, were as follows (in thousands):

	April 30,
	2008	2007
Net unrealized gains/(losses) on available-for-sale securities	$904	$5,069
Cumulative translation adjustment	12,069	6,093

Accumulated other comprehensive income	$12,973	$11,162

  Income Taxes

        The Company accounts for income taxes in accordance with SFAS No. 109. Under this method, income tax expense is recognized for the amount of taxes payable or refundable for the current year. Deferred tax assets and liabilities are recognized using enacted tax rates for the effect of temporary differences between the book and tax bases of recorded assets and liabilities and their reported amounts, along with net operating loss carryforwards and credit carryforwards. SFAS 109 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that a portion of the deferred tax asset will not be realized.

        The Company provides for income taxes based upon the geographic composition of worldwide earnings and tax regulations governing each region. The calculation of tax liabilities involves significant judgment in estimating the impact of uncertainties in the application of complex tax laws. Also, the Company's current effective tax rate assumes that United States income taxes are not provided for the undistributed earnings of non-United States subsidiaries. The Company intends to indefinitely reinvest the earnings of all foreign corporate subsidiaries accumulated in fiscal year 2008 and subsequent years.

        Effective May 1, 2007, the Company adopted FIN 48. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position that an entity takes or expects to take in a tax return. Additionally, FIN 48 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. Under FIN 48, an entity may only recognize or continue to recognize tax positions that meet a "more likely than not" threshold. See Note 18—"Income Taxes."

  Pending Adoption of New Accounting Standards

        In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles ("SFAS 162"). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (the GAAP hierarchy). Statement 162 will become effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The Company does not expect the adoption of SFAS 162 to have a material effect on its consolidated results of operations and financial condition.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

        In May 2008, the FASB issued FSP Accounting Principles Board ("APB") 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP APB 14-1"). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis and will be adopted by the Company in the first quarter of fiscal 2010. The Company is currently evaluating the potential impact, if any, of the adoption of FSP APB 14-1 on its consolidated results of operations and financial condition.

        In December 2007, the FASB issued FAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51 ("FAS 160"). FAS 160 addresses the accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent's ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. FAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. FAS 160 is effective for fiscal years beginning after December 15, 2008, and will be adopted by the Company in fiscal 2010. The Company is currently assessing the impact of this standard on its future consolidated results of operations and financial condition.

        In December 2007, the FASB issued FAS No. 141R, Business Combinations ("FAS 141R"). FAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statement to evaluate the nature and financial effects of the business combination. FAS 141R is effective for financial statements issued for fiscal years beginning after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until May 1, 2009. The Company expects FAS No. 141R will have an impact on its consolidated financial statements when effective, but the nature and magnitude of the specific effects will depend upon the nature, terms and size of the acquisitions it consummates after the effective date. The Company is currently assessing the impact of this standard on its future consolidated results of operations and financial condition.

        In June 2007, the FASB ratified EITF 07-3, Accounting for Non-Refundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities ("EITF 07-3"). EITF 07-3 requires that nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities be deferred, capitalized and recognized as an expense as the goods are delivered or the related services are performed. EITF 07-3 is effective, on a prospective basis, for fiscal years beginning after December 15, 2007. The Company adopted EITF 07-3 effective May 1, 2008 and does not expect any material impact on its consolidated results of operations and financial condition.

        In February 2007, the FASB issued FAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities-including an amendment of FASB Statement No. 115 ("FAS 159"). FAS 159 expands the use of fair value accounting but does not affect existing standards which require assets or liabilities

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

to be carried at fair value. The objective of FAS 159 is to improve financial reporting by providing companies with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Under FAS 159, an entity may irrevocably elect to use fair value to measure eligible items including accounts receivable, available-for-sale and held-to-maturity securities, equity method investments, accounts payable, guarantees, and issued debt. Management has elected to not adopt the optional treatment afforded by SFAS No. 159 and therefore the adoption of FAS No. 159 is not expected to have a significant impact on the Company's consolidated financial statements.

        In September 2006, the FASB issued FAS No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. Under this guidance, fair value measurements would be separately disclosed by level within the fair value hierarchy. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In February 2008, the FASB issued FASB Staff Position No. FAS 157-2, Effective Date of FASB Statement No. 157 ("FSP FAS 157-2"). FSP FAS 157-2 amends FAS 157 to delay the effective date of FAS 157 for non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted the effective portion of FAS 157 on May 1, 2008 and does not expect any material impact on its consolidated results of operations and financial condition. The Company is currently assessing the impact of applying FAS 157 to its non-financial assets and liabilities on its future consolidated results of operations and financial condition.

3. Business Combinations and Asset Acquisitions

  Acquisition of InterSAN, Inc.

        On May 12, 2005, the Company completed the acquisition of InterSAN, Inc., a privately-held company located in Scotts Valley, California. Under the terms of the acquisition agreement, InterSAN merged with a wholly-owned subsidiary of Finisar and the holders of InterSAN's securities received 7,132,229 shares of Finisar common stock having a value of approximately $8.8 million at the time of the acquisition. The results of operations of InterSAN (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in the network performance test systems segment of Company's consolidated financial statements beginning in the first quarter of fiscal 2006.

  Acquisition of Big Bear Networks, Inc.

        On November 15, 2005, the Company completed the purchase of certain assets of Big Bear Networks, Inc. in exchange for a cash payment of $1.9 million. The acquisition expanded the Company's product offering and customer base for optical transponders and its portfolio of intellectual property used in designing and manufacturing these products as well as those to be developed in the future. The acquisition was accounted for as a purchase and, accordingly, the results of operations of the acquired assets (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in the optical subsystems and components segment of the Company's consolidated financial statements beginning in the third quarter of fiscal 2006.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Business Combinations and Asset Acquisitions (Continued)

  Acquisition of AZNA LLC

        On March 26, 2007, the Company completed the acquisition of AZNA LLC ("AZNA"), a privately-held company located in Wilmington, Massachusetts for $19.7 million. Under the terms of the agreement, Finisar acquired all outstanding securities of AZNA in exchange for the issuance of convertible promissory notes in the aggregate principal amount of $17.0 million and cash payments of $2.7 million. One of the notes issued, for $1.4 million, and a portion of the cash paid, $1.5 million, were placed in escrow for one year following the closing date to satisfy indemnification provisions of the purchase agreement. In addition, the Company paid additional cash consideration of $1.8 million to certain of AZNA's equity interest holders contingent upon their continued employment with the Company for a 12 -month period subsequent to the closing date. This additional consideration was recorded as compensation expense. The acquisition is expected to broaden the Company's product offering and increase its competitive advantage in cost, reach and capabilities in telecommunications applications. AZNA designs and develops photonic components and subsystems for the communications and instrumentation industries. Its proprietary technology, chirp managed lasers ("CMLs"), manage the inherent chirp associated with the direct modulation of these lasers by integrating a standard DFB laser chip with a passive optical spectrum reshaper filter to achieve longer reach and more dispersion tolerance. AZNA's products enable telecommunications equipment manufacturers to provide longer reach optical transmitter solutions at lower cost, better performance and less complexity compared to those based on external modulators. The results of operations of AZNA (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in the optical subsystems and components segment of the Company's consolidated financial statements beginning in the fourth quarter of fiscal 2007.

  Acquisition of Kodeos Communications, Inc.

        On April 11, 2007, the Company completed the acquisition of Kodeos Communications, Inc. ("Kodeos"), a privately-held company located in South Plainfield, New Jersey for a cash payment of $7.4 million, with additional consideration of up to $3.5 million in cash to be paid to certain Kodeos' shareholders and employees, contingent upon reaching certain technical and financial performance milestones during the period from the closing date to December 31, 2007. During fiscal 2008, none of the technical or financial performance milestones had been achieved and no additional consideration was paid. The Company expects to extend its technology's capabilities in datacom and telecommications applications with Kodeos' Maximum Likelihood Sequence Estimator ("MSLE") technology. The MLSE is used on the receiver side of the optical link and increases the distortion tolerance, transmission distance and performance of a 300-pin transponder. The results of operations of Kodeos (beginning with the closing date of the acquisition) and the estimated fair value of assets acquired were included in the optical subsystems and components segment of the Company's consolidated financial statements beginning in the fourth quarter of fiscal 2007.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Business Combinations and Asset Acquisitions (Continued)

  Acquisition Summary

        The following is a summary of business combinations ("BC") and asset acquisitions ("AA") made by the Company during the three-year period ended April 30, 2008. All of the business combinations were accounted for under the purchase method of accounting:

Entity Name	Type	Description of Business	Operating Segment	Acquisition Date
Fiscal 2007
AZNA LLC ("AZNA")	BC	Optical components	1	March 26, 2007
Kodeos Communications, Inc. ("Kodeos")	BC	Optical components	1	April 11, 2007
Fiscal 2006
Big Bear Networks, Inc. ("Big Bear")	AA	Optical components	1	November 15, 2005
InterSAN, Inc. ("InterSAN")	BC	Network test and monitoring products	2	May 12, 2005

(1)
Optical Subsystems and Components

(2)
Network Performance Test Systems

        The following is a summary of the consideration paid by the Company for each of these business combinations and asset acquisitions. For transactions in which shares of Finisar common stock were issued at closing, the value of the shares was determined in accordance with EITF 99-12, Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination, using the average closing price of Finisar common stock for the five day period ending two days after the announcement of the transaction.

	Stock
Entity Name	Value	Number and Type of Shares(1)	Convertible Note	Cash Including Acquisition Costs	Total Consideration
	$(000)		$(000)	$(000)	$(000)
Fiscal 2007
AZNA	$—	—	$16,950	$3,006	$19,956
Kodeos	—	—	—	7,592	7,592
Fiscal 2006
InterSAN	8,816	7,132,229	—	1,212	10,028
Big Bear	—	—	—	1,918	1,918

(1)
Shares of common stock.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. Business Combinations and Asset Acquisitions (Continued)

        The following is a summary of the initial purchase price allocation for each of the Company's business combinations and asset acquisitions (in thousands):

		Intangible Assets Acquired
Entity Name	Net Tangible Assets	Developed Technology	In-process Research & Development	Customer Base	Tradename	Goodwill	Total
Fiscal 2007
AZNA	$4,573	$7,300	$4,200	$2,856	$72	$955	$19,956
Kodeos	130	2,080	1,570	350	—	3,462	7,592
Fiscal 2006
InterSAN	(4)	429	—	1,529	—	8,074	10,028
Big Bear	1,918	—	—	—	—	—	1,918

        The amounts allocated to current technology were determined based on discounted cash flows which result from the expected sale of products that were being manufactured and sold at the time of the acquisition over their expected useful life. The amounts allocated to in-process research and development ("IPRD") were determined through established valuation techniques in the high-technology industry and were expensed upon acquisition because technological feasibility had not been established and no future alternative uses existed. Research and development costs to bring the products from the acquired companies to technological feasibility are not expected to have a material impact on the Company's future results of operations or cash flows. Goodwill represents the excess of purchase consideration over the fair value of the assets, including identifiable intangible assets, net of the fair value of liabilities assumed. Intangible assets related to the acquisitions, excluding goodwill, are amortized to expense on a straight-line basis over their estimated useful lives ranging from three to five years. For income tax purposes, intangible assets including goodwill related to the asset acquisitions are amortized to expense on a straight-line basis, generally over 15 years.

        The consolidated statements of operations of Finisar presented throughout this report include the operating results of the acquired companies from the date of each respective acquisition.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Intangible Assets Including Goodwill

        The following table reflects changes in the carrying amount of goodwill by reporting unit (in thousands):

	Optical Subsystems and Components	Network Performance Test Systems	Consolidated Total
Balance at April 30, 2005	$88,422	$31,268	$119,690

Addition (reduction) related to acquisition of subsidiary	(3,996)	8,838	4,842

Balance at April 30, 2006	$84,426	$40,106	$124,532

Addition related to acquisition of subsidiary	4,417	—	4,417

Balance at April 30, 2007	$88,843	$40,106	$128,949

Reduction related to acquisition of subsidiary	(601)	—	(601)
Impairment of goodwill	—	(40,106)	(40,106)

Balance at April 30, 2008	$88,242	$—	$88,242

        As of the first day of the fourth quarters of fiscal 2006 and 2007, the Company performed the required annual impairment testing of goodwill and indefinite-lived intangible assets and determined that no impairment charge was required.

        During fiscal 2006, the Company recorded a $4.0 million reduction of goodwill in the optical subsystems and components reporting unit. The reduction was primarily due to a reassessment of the allocation of the purchase price of assets related to the acquisition of the transceiver and transponder business of Infineon Technologies AG, which was completed in the fourth quarter of fiscal 2005. The reassessment included the reduction of the purchase price by $8.0 million related to inventory Infineon repurchased from the Company, and lower than expected VAT and other transaction costs of $332,000. These reductions were offset by the reduced allocation of the purchase price to a minority investment of $4.2 million and additional payments of $184,000 associated with the Infineon acquisition. The Company recorded additional goodwill of $8.8 million in the network performance test systems reporting unit. The addition was due to $8.1 million recorded in connection with the acquisition of InterSAN, additional payments of $112,000 for the acquisition of I-TECH Corp. in fiscal 2005 and $59,000 for the acquisition of assets of Data Transit Corp in fiscal 2005, an adjustment related to I-TECH inventory of $225,000, and an adjustment to an I-TECH accrual of $367,000.

        During fiscal 2007, the Company recorded goodwill of $4.4 million in the optical subsystems and components reporting unit related to the acquisitions of AZNA and Kodeos.

        During fiscal 2008, the Company recorded a $601,000 reduction of goodwill in the optical subsystems and components reporting unit due primarily to claims for indemnification related to the Kodeos acquisition.

        The Company performed its annual assessment of goodwill as of the first day of the fourth quarter of fiscal 2008. The assessment was completed in late June 2008, in connection with the closing of our 2008 fiscal year and concluded that the carrying value of its network performance test systems reporting unit exceeded its fair value. This conclusion was based, among other things, on the assumed disposition

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Intangible Assets Including Goodwill (Continued)

of the Company's NetWisdom product line, which had been planned at the beginning of the fourth quarter. Accordingly, in late June 2008, the Company performed an additional analysis, as required by SFAS 142, which indicated that an impairment loss was probable because the implied fair value of goodwill related to its network performance test systems reporting unit was zero. As a result, the Company recorded an estimated impairment charge of $40.1 million in the fourth quarter of fiscal 2008. The Company will complete its determination of the implied fair value of the affected goodwill during the first quarter of fiscal 2009, which could result in a revision of the estimated charge.

        The following table reflects intangible assets subject to amortization as of April 30, 2008 and April 30, 2007 (in thousands):

	April 30, 2008
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Purchased technology	$111,846	$(99,996)	$11,850
Purchased Trade name	3,697	(3,345)	352
Purchased Customer Relationships	6,964	(3,417)	3,547
Patents	17,004	(3,720)	13,284

Total	$139,511	$(110,478)	$29,033

	April 30, 2007
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Purchased technology	$111,846	$(93,495)	$18,351
Purchased Trade name	3,697	(3,171)	526
Purchased Customer Relationships	6,964	(1,843)	5,121
Patents	20,634	(5,474)	15,160

Total	$143,141	$(103,983)	$39,158

        The amortization expense on these intangible assets for fiscal 2008 was $10.6 million compared to $9.7 million for fiscal 2007 and $21.4 million for fiscal 2006.

        During the second quarter of fiscal 2006, the Company determined that the remaining intangible assets related to certain purchased optical amplifier technology acquired from Genoa Corporation in April 2003 and certain intangible assets related to passive optical technology acquired from Transwave Fiber, Inc., in May 2001, had been impaired and had a fair value of zero. Accordingly, an impairment charge of $853,000 was recorded against the remaining net book value of these assets in the optical subsystems and components reporting unit during the second quarter of fiscal 2006.

        During the third quarter of fiscal 2007, the Company determined that the remaining intangible assets related to certain customer relationships acquired from InterSAN, Inc. in May 2005 had been impaired and had a fair value of zero. Accordingly, an impairment charge of $619,000 was recorded against the remaining net book value of these assets in the network performance test systems reporting unit during the third quarter of fiscal 2007.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. Intangible Assets Including Goodwill (Continued)

        During the fourth quarter of fiscal 2008, the Company determined that the net carrying value of certain internally developed patents had been impaired and had a fair value of zero. Accordingly, an impairment charge of $5.3 million was recorded in the fourth quarter of fiscal 2008.

        Estimated amortization expense for each of the next five fiscal years ending April 30, is as follows (in thousands):

Year	Amount
2009	$7,182
2010	5,512
2011	5,037
2012	3,955
2013 and beyond	7,347

Total	$29,033

5. Investments

  Unrestricted Securities

        The following is a summary of the Company's available-for-sale investments as of April 30, 2008 and 2007 (in thousands):

Investment Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Loss	Market Value
As of April 30, 2008
Debt:
Corporate	$64,409	$68	$(44)	$64,433
Government agency	4,250	104	—	4,354
Mortgage-backed	2,280	11	(14)	2,277

Total	$70,939	$183	$(58)	$71,064

Equity:
Corporate	$2,022	$779	$—	$2,801

Total investments	$72,961	$962	$(58)	$73,865

Reported as:
Cash equivalents	$34,052	$—	$—	$34,052
Short-term investments	29,734	873	(30)	30,577
Long-term investments	9,175	89	(28)	9,236

Total	$72,961	$962	$(58)	$73,865

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Investments (Continued)

Investment Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Loss	Market Value
As of April 30, 2007
Debt:
Corporate	$62,643	$9	$(94)	$62,558
Government agency	12,200	26	(18)	12,208
Mortgage-backed	3,626	1	(21)	3,606
Municipal	300	—	(3)	297

Total	$78,769	$36	$(136)	$78,669

Equity:
Corporate	$3,607	$5,169	$—	$8,776

Total investments	$82,376	$5,205	$(136)	$87,445

Reported as:
Cash equivalents	$11,079	$—	$—	$11,079
Short-term investments	56,603	3	(95)	56,511
Long-term investments	14,694	5,202	(41)	19,855

Total	$82,376	$5,205	$(136)	$87,445

        The Company monitors its investment portfolio for impairment on a periodic basis in accordance with FASB Staff Position (FSP) FAS 115-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. In the event that the carrying value of an investment exceeds its fair value and the decline in value is determined to be other-than-temporary, an impairment charge is recorded and a new cost basis for the investment is established. In order to determine whether a decline in value is other-than-temporary, the Company evaluates, among other factors: the duration and extent to which the fair value has been less than the carrying value; the Company's financial condition and business outlook, including key operational and cash flow metrics, current market conditions and future trends in its industry; the Company's relative competitive position within the industry; and the Company's intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The decline in value of these investments, shown in the table above as "Gross Unrealized Losses," is primarily related to changes in interest rates and is considered to be temporary in nature. The number of investments that have been in a continuous unrealized loss position for more than twelve months is not material.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5. Investments (Continued)

        The following is a summary of the Company's available-for-sale investments as of April 30, 2008 and 2007 by contractual maturity (in thousands):

	2008		2007
	Amortized Cost	Market Value	Amortized Cost	Market Value
Mature in less than one year	$60,484	$60,543	$66,151	$66,069
Mature in one to five years	8,175	8,243	8,992	8,994
Mature in various dates	2,280	2,278	3,626	3,606

	$70,939	$71,064	$78,769	$78,669

        The gross realized gains and losses for fiscal 2008, 2007, and 2006 were immaterial. Realized gains and losses were calculated based on the specific identification method.

  Restricted Securities

        The Company purchased and pledged to a collateral agent, as security for the exclusive benefit of the holders of the 2 1/2% convertible subordinated notes, U.S. government securities, which will be sufficient upon receipt of scheduled principal and interest payments thereon, to provide for the payment in full of the first eight scheduled interest payments due on each series of notes. These restricted securities are classified as held to maturity and are held on the Company's consolidated balance sheet at amortized cost. As of April 30, 2008, all of the scheduled interest payments have been made. The following table summarizes the Company's restricted securities as of April 30, 2008 and April 30, 2007 (in thousands):

	Amortized Cost	Gross Unrealized Gain/(Loss)	Market Value
As of April 30, 2008	$—	$—	$—

As of April 30, 2007
Government agency	$625	$—	$625

Classified as:
Short term—less than 1 year	625	—	625

Total	$625	$—	$625

6. Minority Investments

  Cost Method Investments

        Included in minority investments at April 30, 2008 is $13.3 million representing the carrying value of the Company's minority investment in four privately held companies accounted for under the cost method. At April 30, 2007, minority investment of $11.3 million represented the carrying value of the Company's minority investments in three privately held companies. The $2 million increase was due to an additional investment in a private company which occurred in the fourth quarter of fiscal 2008.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6. Minority Investments (Continued)

During fiscal 2008 and 2007, the Company did not record any charges for impairments in the value of these minority investments.

        The Company's investments in these early stage companies were primarily motivated by its desire to gain early access to new technology. The Company's investments were passive in nature in that the Company generally did not obtain representation on the board of directors of the companies in which it invested. At the time the Company made its investments, in most cases the companies had not completed development of their products and the Company did not enter into any significant supply agreements with any of the companies in which it invested. The Company's policy is to recognize an impairment in the value of its minority equity investments when clear evidence of an impairment exists, such as (a) the completion of a new equity financing that may indicate a new value for the investment, (b) the failure to complete a new equity financing arrangement after seeking to raise additional funds or (c) the commencement of proceedings under which the assets of the business may be placed in receivership or liquidated to satisfy the claims of debt and equity stakeholders.

  Available-for-Sale Equity Securities

        During the first quarter of fiscal 2007, the Company's ownership percentage in an equity method investee decreased below 20%. Additionally, the investee became a publicly traded company. The Company classified this investment as available-for-sale securities in accordance with SFAS 115. As of April 30, 2008 and 2007, the related unrealized gain of $779,000 and $5.2 million are included in accumulated other comprehensive income, respectively. As of April 30, 2008 the fair market value of this investment was $2.8 million, which was included in short-term available-for-sale investments. As of April 30, 2007, the fair market value of this investment included in long-term available-for-sale investments was $8.8 million. During the fiscal year ended April 30, 2007, the Company did not dispose of any shares.

        During the fiscal year ended April 30, 2008, the Company recognized a loss of approximately $848,000 on the disposition of 2.9 million shares of the stock held by the Company as a result of this investment through open market sales and a privately negotiated transaction with a third party. The Company also granted an option to the third party which expires in July 2008 to acquire the remaining 3.8 million shares held by the Company. The Company determined that the option should be accounted for under the provisions of FAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("FAS 133"), which requires it calculate the fair value of this option at the end of each reporting period and recognize the change in fair value through other income (expense), net. The Company estimated the fair value of this option at issue date to be approximately $833,000. For the fiscal year ended April 30, 2008, the Company recorded total expenses of approximately $303,000 related to the change in the fair value of this option through other income (expense), net. As of April 30, 2008, the Company recorded a corresponding current liability of $1.1 million related to the fair value of this option. The Company will recalculate the fair value of the option (1) upon the exercise of the option, (2) at the time the option expires, or (3) at the end of each reporting period prior to the exercise or expiration of the option, and will record the incremental change in the fair value of the option through other income (expense).

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. Inventories

        Inventories consist of the following (in thousands):

	April 30,
	2008	2007
Raw Materials	$19,540	$21,597
Work-in-process	30,424	27,336
Finished goods	32,590	28,737

Total inventory	$82,554	$77,670

        In fiscal 2008, the Company recorded charges of $14.1 million for excess and obsolete inventory and sold inventory components that were written-off in prior periods of $6.0 million, resulting in a net charge to cost of revenues of $8.1 million. In fiscal 2007, the Company recorded charges of $12.1 million for excess and obsolete inventory and sold inventory components that were written-off in prior periods of $4.1 million, resulting in a net charge to cost of revenues of $8.0 million. In fiscal 2006, the Company recorded charges of $9.3 million for excess and obsolete inventory and sold inventory components that were written-off in prior periods with an approximate original cost of $3.6 million, resulting in a net charge to cost of sales of $5.7 million.

        The Company makes inventory commitment and purchase decisions based upon sales forecasts. To mitigate the component supply constraints that have existed in the past and to fill orders with non-standard configurations, the Company builds inventory levels for certain items with long lead times and enters into certain longer-term commitments for certain items. The Company permanently writes off 100% of the cost of inventory that is specifically identified and considered obsolete or excessive to fulfill future sales estimates. The Company defines obsolete inventory as inventory that will no longer be used in the manufacturing process. The Company periodically discards obsolete inventory. Excess inventory is generally defined as inventory in excess of projected usage, and is determined using the Company's best estimate of future demand at the time, based upon information then available. In making these assessments, the Company is required to make judgments as to the future demand for current or committed inventory levels. The Company uses a 12-month demand forecast and in addition also considers:

  •
  parts and subassemblies that can be used in alternative finished products;

  •
  parts and subassemblies that are unlikely to be engineered out of our products; and

  •
  known design changes which would reduce our ability to use the inventory as planned.

        Significant differences between the Company's estimates and judgments regarding future timing of product transitions, volume and mix of customer demand for the Company's products and actual timing, volume and demand mix may result in additional write-offs in the future, or additional usage of previously written-off inventory in future periods for which the Company would benefit by a reduced cost of revenues in those future periods.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. Property, Equipment and Improvements

        Property, equipment and improvements consist of the following (in thousands):

	April 30,
	2008	2007
Land	$9,747	$9,747
Building	12,019	11,365
Computer equipment	40,255	37,475
Office equipment, furniture and fixtures	3,383	3,196
Machinery and equipment	158,983	135,238
Leasehold improvements	14,302	12,795
Construction-in-process	2,941	444

Total	241,630	210,260
Accumulated depreciation and amortization	(151,783)	(126,189)

Property, equipment and improvements (net)	$89,847	$84,071

9. Sale-leaseback and Impairment of Tangible Assets

        During the quarter ended January 31, 2005, the Company recorded an impairment charge of $18.8 million to write down the carrying value of one of its corporate office facilities located in Sunnyvale, California upon entering into a sale-leaseback agreement. The property was written down to its appraised value, which was based on the work of an independent appraiser in conjunction with the sale-leaseback agreement. Due to retention by the Company of an option to acquire the leased properties at fair value at the end of the fifth year of the lease, the sale-leaseback transaction was recorded in the Company's fourth quarter ending April 30, 2005 as a financing transaction under which the sale will not be recorded until the option expires or is otherwise terminated. At April 30, 2008 and April 30, 2007, the carrying value of the financing liability, included in other long-term liabilities, was $11.2 million and $11.6 million, respectively and the current portion of the financing liability, included in the current portion of other long-term liabilities, was $425,000 and $358,000, respectively.

10. Revolving Line of Credit Agreement

        On March 14, 2008, the Company entered into a revolving line of credit agreement with Silicon Valley Bank. Under the terms of the agreement, the bank is providing a $50 million revolving line of credit that will be available to the Company through March 13, 2009. At the option of the Company, each credit extension shall bear interest at the bank's prime rate or the LIBOR rate plus 2.5%. The cost related to the credit facility consisted of a loan fee of $200,000, plus the bank's out of pocket expenses associated with the credit facility. Borrowings under the line of credit are secured by a security interest in all of the assets of the Company, except its intellectual property rights. The agreement contains certain affirmative, negative and financial covenants which require the Company, among other things, to maintain its primary banking and cash management relationships with Silicon Valley Bank or SVB Securities and to maintain a minimum unrestricted cash and cash equivalents balance, net of any outstanding debt and letters of credit exposure with Silicon Valley Bank, of $50 million at all times. The financial covenants include the maintenance of certain financial ratios and the achievement of minimum EBITDA. The Company was in compliance with all such covenants at April 30, 2008. At April 30, 2008, there was no outstanding balance under the line of credit.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. Letter of Credit Reimbursement Agreement

        On March 14, 2008, the Company entered into an amended letter of credit reimbursement agreement with Silicon Valley Bank that will be available to the Company through March 13, 2009. Under the terms of the amended agreement, Silicon Valley Bank is providing a $10.5 million letter of credit facility covering existing letters of credit issued by Silicon Valley Bank and any other letters of credit that may be required by the Company. The cost related to the credit facility consisted of the bank's out of pocket expenses associated with the credit facility. The credit facility is unsecured but includes a negative pledge that requires that the Company will not create a security interest in any of its assets in favor of a subsequent creditor without the approval of Silicon Valley Bank. Outstanding letters of credit secured by this agreement at April 30, 2008 totaled $9.4 million.

12. Non-recourse Accounts Receivable Purchase Agreement

        On March 14, 2008, the Company entered into an amended non-recourse accounts receivable purchase agreement with Silicon Valley Bank that will be available to the Company through March 13, 2009. Under the terms of the agreement, the Company may sell to Silicon Valley Bank up to $10 million of qualifying receivables whereby all right, title and interest in the Company's invoices are purchased by Silicon Valley Bank. In these non-recourse sales, the Company removes sold receivables from its books and records no liability related to the sale, as the Company has assessed that the sales should be accounted for as "true sales" in accordance with SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The discount interest for the facility is based on the number of days in the discount period multiplied by Silicon Valley Bank's prime rate plus 0.25% and a non-refundable administrative fee of 0.25% of the face amount of each invoice. During fiscal 2008 and 2007, the Company sold receivables totaling $22.2 million and $14.7 million, respectively.

13. Commitments

        The Company's future commitments at April 30, 2008 include minimum payments under non-cancelable operating lease agreements, a lease commitment under a sale-leaseback agreement, non-cancelable purchase obligations, and non-cancelable purchase commitments as follows (in thousands):

		Payments Due in the Fiscal Year Ended April 30,
	Total	2009	2010	2011	2012	2013	Thereafter
Operating leases	$6,175	$2,668	$2,144	$975	$171	$174	$43
Lease commitment under sale-leaseback agreement	42,378	3,166	3,237	3,310	3,385	3,460	25,820
Purchase obligations	3,206	3,206	—	—	—	—	—

Total contractual obligations	$51,759	$9,040	$5,381	$4,285	$3,556	$3,634	$25,863

        Rent expense under the non-cancelable operating leases was approximately $3.3 million, $3.1 million and $5.1 million for the years ended April 30, 2008, 2007 and 2006, respectively. The Company subleases a portion of its facilities that it considers to be in excess of its requirements. Sublease income was $543,000, $279,000 and $221,000 for the years ended April 30, 2008, 2007 and 2006, respectively. Certain leases have scheduled rent increases which have been included in the above table. Other leases contain provisions to adjust rental rates for inflation during their terms, most of

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. Commitments (Continued)

which are based on to-be-published indices. Rents subject to these adjustments are included in the above table based on current rates.

        Purchase obligations consist of standby repurchase obligations and are related to excess materials purchased and held by the Company's manufacturing subcontractors at their facilities on behalf of the Company to fulfill the subcontractors' obligations under the Company's purchase orders. The Company's purchase obligations of $3.2 million have been expensed and recorded on the balance sheet as non-cancelable purchase obligations as of April 30, 2008.

14. Convertible Debt

        The Company's convertible subordinated and senior subordinated notes as of April 30, 2008 and 2007 are summarized as follows (in thousands):

Description	Amount	Interest Rate	Due in Fiscal Year
As of April 30, 2008
Convertible subordinated notes due 2008	$92,026	5.25%	2009
Convertible subordinated notes due 2010	50,000	2.50%	2011
Convertible senior subordinated notes due 2010	100,000	2.50%	2011

	$242,026

As of April 30, 2007
Convertible subordinated notes due 2008	$100,250	5.25%	2009
Convertible subordinated notes due 2010	50,000	2.50%	2011
Convertible senior subordinated notes due 2010	100,000	2.50%	2011

	$250,250

        The Company's convertible subordinated and senior subordinated notes are due by fiscal year as follows (in thousands):

		Fiscal Years Ended April 30,
	Total	2009	2010	2011
Convertible notes	$242,026	$92,026	$—	$150,000

        As of April 30, 2008 and 2007, the fair value of the Company's convertible subordinated and convertible senior subordinated notes based on quoted market prices was approximately $200.7 million and $285.2 million, respectively.

  Convertible Subordinated Notes due 2008

        On October 15, 2001, the Company sold $125 million aggregate principal amount of 5 1/4% convertible subordinated notes due October 15, 2008. Interest on the notes is 5 1/4% per annum on the principal amount, payable semiannually on April 15 and October 15. The notes are convertible, at the option of the holder, at any time on or prior to maturity into shares of the Company's common stock at a conversion price of $5.52 per share, which is equal to a conversion rate of approximately 181.159 shares per $1,000 principal amount of notes. The conversion price is subject to adjustment. The notes

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Convertible Debt (Continued)

may be redeemed by the Company for a cash payment of 100.75% of the principal amount on or after October 15, 2007, together with accrued and unpaid interest.

        Because the market value of the stock rose above the conversion price between the day the notes were priced and the day the proceeds were collected, the Company recorded a discount of $38.3 million related to the intrinsic value of the beneficial conversion feature. This amount is being amortized to interest expense over the life of the convertible notes, or sooner upon conversion. During fiscal 2008, 2007 and 2006, the Company recorded interest expense amortization of $4.9 million, $4.8 million and $4.5 million, respectively.

        The notes are subordinated to all of the Company's existing and future senior indebtedness and effectively subordinated to all existing and future indebtedness and other liabilities of its subsidiaries. Because the notes are subordinated, in the event of bankruptcy, liquidation, dissolution or acceleration of payment on the senior indebtedness, holders of the notes will not receive any payment until holders of the senior indebtedness have been paid in full. The indenture does not limit the incurrence by the Company or its subsidiaries of senior indebtedness or other indebtedness. The Company may redeem the notes, in whole or in part, at any time up to, but not including, the maturity date at specified redemption prices, plus accrued and unpaid interest, if the closing price of the Company's common stock exceeds $5.56 per share for at least 20 trading days within a period of 30 consecutive trading days.

        Upon a change in control of the Company, each holder of the notes may require the Company to repurchase some or all of the notes at a repurchase price equal to 100% of the principal amount of the notes plus accrued and unpaid interest. The Company may, at its option, pay all or a portion of the repurchase price in shares of the Company's common stock valued at 95% of the average of the closing sales prices of its common stock for the five trading days immediately preceding and including the third trading day prior to the date the Company is required to repurchase the notes. The Company cannot pay the repurchase price in common stock unless the Company satisfies the conditions described in the indenture under which the notes have been issued.

        The notes were issued in fully registered form and are represented by one or more global notes, deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., DTC's nominee. Beneficial interests in the global notes will be shown on, and transfers will be effected only through, records maintained by DTC and its participants.

        Unamortized debt issuance costs associated with these notes were $225,000 and $791,000 at April 30, 2008 and 2007, respectively. Amortization of prepaid loan costs are classified as other income (expense), net on the consolidated statements of operations. Amortization of prepaid loan costs were $566,000 of the year ended April 30, 2008, and $542,000 in each of the years ended April 30, 2007 and 2006.

        During the fourth quarter of fiscal 2008, the Company repurchased $8.2 million in principal amount plus $200,000 of accrued interest of its 5 1/4% convertible subordinated notes due October 2008 for approximately $8.3 million in cash. In connection with the purchase, the Company recorded additional non-cash interest of approximately $215,000 representing the remaining unamortized discount for the beneficial conversion feature related to the repurchased convertible notes. In addition, the Company recorded a charge of $23,000 related to unamortized debt issue costs related to these notes.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Convertible Debt (Continued)

  Convertible Subordinated Notes due 2010

        On October 15, 2003, the Company sold $150 million aggregate principal amount of 2 1/2% convertible subordinated notes due October 15, 2010. Interest on the notes is 2 1/2% per annum, payable semiannually on April 15 and October 15. The notes are convertible, at the option of the holder, at any time on or prior to maturity into shares of the Company's common stock at a conversion price of $3.705 per share, which is equal to a conversion rate of approximately 269.9055 shares per $1,000 principal amount of notes. The conversion price is subject to adjustment.

        At issuance of the notes the Company purchased and pledged to a collateral agent, as security for the exclusive benefit of the holders of the notes, approximately $14.4 million of U.S. government securities, which will be sufficient upon receipt of scheduled principal and interest payments thereon, to provide for the payment in full of the first eight scheduled interest payments due on the notes. At April 30, 2008 and 2007, approximately $0 and $625,000, respectively, of cash and U.S. government securities remained pledged as security for the note holders.

        The notes are subordinated to all of the Company's existing and future senior indebtedness and effectively subordinated to all existing and future indebtedness and other liabilities of its subsidiaries. Because the notes are subordinated, in the event of bankruptcy, liquidation, dissolution or acceleration of payment on the senior indebtedness, holders of the notes will not receive any payment until holders of the senior indebtedness have been paid in full. The indenture does not limit the incurrence by the Company or its subsidiaries of senior indebtedness or other indebtedness. The Company may redeem the notes, in whole or in part, at any time up to, but not including, the maturity date at specified redemption prices, plus accrued and unpaid interest, if the closing price of the Company's common stock exceeds $5.56 per share for at least 20 trading days within a period of 30 consecutive trading days.

        Upon a change in control of the Company, each holder of the notes may require the Company to repurchase some or all of the notes at a repurchase price equal to 100% of the principal amount of the notes plus accrued and unpaid interest. The Company may, at its option, pay all or a portion of the repurchase price in shares of the Company's common stock valued at 95% of the average of the closing sales prices of its common stock for the five trading days immediately preceding and including the third trading day prior to the date the Company is required to repurchase the notes. The Company cannot pay the repurchase price in common stock unless the Company satisfies the conditions described in the indenture under which the notes have been issued.

        The notes were issued in fully registered form and are represented by one or more global notes, deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., DTC's nominee. Beneficial interests in the global notes will be shown on, and transfers will be effected only through, records maintained by DTC and its participants.

        In separate, privately-negotiated transactions on October 6, 2006, the Company exchanged $100 million in principal amount of its outstanding 2 1/2% convertible notes due 2010 for a new series of notes described below. The exchange primarily resulted in the elimination the single-day put option which would have allowed the holders of the original notes to require the Company to repurchase some or all of the notes, for cash or common stock of the Company (at the option of the Company), on October 15, 2007. In accordance with the provisions of Emerging Issues Task Force ("EITF") 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments ("EITF 96-19"), and

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Convertible Debt (Continued)

EITF 05-07, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-07"), the exchange was treated as the extinguishment of the original debt and issuance of new debt. Accordingly, the Company recorded a non-cash loss on debt extinguishment of $31.6 million during the second quarter of fiscal 2007 which included $1.9 million of unamortized debt issuance costs related to the $100 million of the notes that were exchanged. The remaining $50 million in principal amount of the original notes had not been modified, and had been classified as a current liability as a result of the put option. On October 15, 2007, none of the note holders exercised the right to require the Company to repurchase these notes. Accordingly, the Company reclassified the $50 million in principal amount to long-term liabilities.

        Unamortized debt issuance costs associated with these notes were $575,000 and $809,000 at April 30, 2008 and 2007, respectively. Amortization of prepaid loan costs are classified as other income (expense), net on the consolidated statements of operations. Amortization of prepaid loan costs were $234,000 in fiscal 2008, $468,000 in fiscal 2007, and $702,000 in fiscal 2006.

  Convertible Senior Subordinated Notes due 2010

        On October 6, 2006, the Company entered into separate, privately-negotiated, exchange agreements with certain holders of its existing 2 1/2% Convertible Subordinated Notes due 2010 (the "Old Notes"), pursuant to which holders of an aggregate of $100 million of the Old Notes agreed to exchange their Old Notes for $100 million in aggregate principal amount of a new series of 2 1/2% Convertible Senior Subordinated Notes due 2010 (the "New Notes"), plus accrued and unpaid interest on the Old Notes at the day prior to the closing of the exchange. Interest on the New Notes is 2 1/2% per annum, payable semiannually on April 15 and October 15. The New Notes become convertible, at the option of the holder, upon the Company's common stock reaching $4.92 for a period of time at a conversion price of $3.28 per share, which is equal to a rate of approximately 304.9055 shares of Finisar common stock per $1,000 principal amount of the New Notes. The conversion price is subject to adjustment. As noted above, this exchange was treated as the issuance of new debt under EITF 96-19 and 05-07.

        The New Notes contain a net share settlement feature which requires that, upon conversion of the New Notes into common stock of the Company, Finisar will pay holders in cash for up to the principal amount of the converted New Notes and that any amounts in excess of the cash amount will be settled in shares of Finisar common stock..

        The New Notes are subordinated to all of the Company's existing and future senior indebtedness and effectively subordinated to all existing and future indebtedness and other liabilities of its subsidiaries. Because the New Notes are subordinated, in the event of bankruptcy, liquidation, dissolution or acceleration of payment on the senior indebtedness, holders of the New Notes will not receive any payment until holders of the senior indebtedness have been paid in full. The indenture does not limit the incurrence by the Company or its subsidiaries of senior indebtedness or other indebtedness. The Company may redeem the New Notes, in whole or in part, at any time up to, but not including, the maturity date at specified redemption prices, plus accrued and unpaid interest, if the closing price of the Company's common stock exceeds $4.92 per share for at least 20 trading days within a period of 30 consecutive trading days.

        Upon a change in control of the Company, each holder of the New Notes may require the Company to repurchase some or all of the New Notes at a repurchase price equal to 100% of the

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Convertible Debt (Continued)

principal amount of the New Notes plus accrued and unpaid interest. The Company may, at its option, pay all or a portion of the repurchase price in shares of the Company's common stock valued at 95% of the average of the closing sales prices of its common stock for the five trading days immediately preceding and including the third trading day prior to the date the Company is required to repurchase the New Notes. The Company cannot pay the repurchase price in common stock unless the Company satisfies the conditions described in the indenture under which the New Notes have been issued.

        The New Notes were issued in fully registered form and are represented by one or more global notes, deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., DTC's nominee. Beneficial interests in the global notes will be shown on, and transfers will be effected only through, records maintained by DTC and its participants.

        The Company has agreed to use its best efforts to file a shelf registration statement covering the New Notes and the common stock issuable upon conversion of the stock and keep such registration statement effective until two years after the latest date on which the Company issued New Notes (or such earlier date when the holders of the New Notes and the common stock issuable upon conversion of the New Notes are able to sell their securities immediately pursuant to Rule 144(k) under the Securities Act). The Company will not receive any of the proceeds from the sale by any selling security holders of the New Notes or the underlying common stock. If the Company does not comply with these registration obligations, the Company is required to pay liquidated damages to the holders of the New Notes or the common stock issuable upon conversion. As of April 30, 2008, the Company had not complied with these registration requirements. Accordingly, it had accrued a liability of approximately $609,000 for liquidated damages.

        The Company considered the embedded derivative in the New Notes, that is, the conversion feature, and concluded that it is indexed to the Company's common stock and would be classified as equity under EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock, were it to be accounted for separately and thus is not required to be bifurcated and accounted for separately from the debt.

        The Company also considered the Company's call feature and the holders' put feature in the event of a change in control under the provisions of EITF 00-19 and related guidance, and concluded that they need not be accounted for separately from the debt.

        During fiscal year 2007 the Company incurred fees of approximately $2 million related to the exchange transactions which were capitalized and will be amortized over the life of the New Notes.

        Unamortized debt issuance costs associated with the New Notes were $1.2 million and $1.7 million at April 30, 2008 and 2007, respectively. Amortization of prepaid loan costs are classified as other income (expense), net on the consolidated statement of operations. Amortization of prepaid loan costs were $481,000 in fiscal 2008, $240,000 in fiscal 2007, and $0 in fiscal 2006.

  Convertible Note—Acquisition of AZNA LLC

        On March 26, 2007, the Company completed the acquisition of AZNA LLC, a privately-held optical subsystems and components company, in exchange for the issuance of two promissory notes to the majority holder of AZNA's equity interest. The promissory notes, as originally issued, had an aggregate principal amount of approximately $17.0 million and an interest rate of 5.0% and were payable on March 26, 2008. The notes were payable, at the Company's option, in cash or shares of

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

14. Convertible Debt (Continued)

Finisar common stock, with the value of such shares to be based on the trading price of the stock at the time the shares were registered for re-sale pursuant to the Securities Act of 1933, as amended. The exact number of shares of Finisar common stock to be issued pursuant to the convertible promissory notes was dependent on the trading price of Finisar's common stock on the dates of conversion of the notes, but could not exceed in the aggregate 9.99% of either the total shares outstanding or voting power outstanding of the Company as of the date of the notes. The Company was obligated to repay the notes in cash if the registration of the underlying shares was delayed more than 12 months after the closing.

        On March 21, 2008, the Company amended one of the two original convertible promissory notes in the principal amount of $15.6 million. The amended promissory note is in the principal amount of $16.5 million, which includes accrued interest under the original note from its issue date, and is payable in three installments, together with interest from the date of the amended note at the rate of 12% per annum. The first installment of $4.5 million was paid in cash on March 26, 2008. The second installment of $6.2 million was paid in cash on May 22, 2008, and the final installment is due on September 22, 2008. The final installment is payable, at the Company's option, in cash or in shares of its common stock, provided that all accrued interest is payable in cash. The exact number of shares of the Company's common stock to be issued pursuant to the amended promissory note is dependent on the trading price of the common stock over the five trading days ending two days prior to the payment date, provided that the maximum number of shares of common stock which may be issued as payment of the final installment shall not exceed 3,400,000 shares. The amendment to the note qualified for modification accounting under the applicable accounting guidance and, accordingly, no adjustment has been recorded to the carrying value of the note and the impact of the revised interest rate will be recorded prospectively as incurred.

        The second promissory note issued in the AZNA transaction, in the principal amount of $1.4 million, was paid in cash on March 26, 2008.

15. Installment Loan

        In December 2005, the Company entered into a note and security agreement with a financial institution. Under this agreement, the Company borrowed $9.9 million at an interest rate of 5.9% per annum. The note is payable in 60 equal monthly installments beginning in January 2006 and is secured by certain property and equipment of the Company. The Company's bank issued an irrevocable transferable standby letter of credit in the amount of $9.9 million for the benefit of the lender under the letter of credit facility described in Note 10. The agreement allows for periodic reductions of the amount required under the irrevocable transferable standby letter of credit at the discretion of the lender. At April 30, 2008, the remaining principal balance outstanding under this note was $5.6 million and the amount of the letter of credit securing this loan was $6.0 million.

16. Stockholders' Equity

  Common Stock and Preferred Stock

        As of April 30, 2008, Finisar is authorized to issue 750,000,000 shares of $0.001 par value common stock and 5,000,000 shares of $0.001 par value preferred stock. The board of directors has the authority to issue the undesignated preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof. The holder of each share of common stock has the right to one vote

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

and is entitled to receive dividends when and as declared by the Company's Board of Directors. The Company has never declared or paid dividends on its common stock.

        Common stock subject to future issuance as of April 30, 2008 is as follows:

Conversion of convertible notes	30,166,653
Exercise of outstanding warrants	21,401
Exercise of outstanding options	53,158,061
Available for grant under stock option plans	37,022,529
Reserved for issuance under the employee stock purchase plan	11,060,097

131,428,741

  Warrants

        In connection with the acquisition of Shomiti Systems, Inc. ("Shomiti") in fiscal 2001, the Company assumed warrants to purchase stock of Shomiti. Upon completion of the acquisition, these warrants entitled the holders to purchase 10,153 shares of Finisar common stock at an exercise price of $11.49 per share. All of these warrants expired during fiscal 2008.

        In conjunction with the acquisition of Genoa in fiscal 2003, the Company both assumed outstanding warrants to purchase stock of Genoa and issued new warrants to purchase Finisar common stock as a part of the consideration paid to Genoa's equity holders. The assumed warrants entitled the holders to purchase an aggregate of 29,766 shares of Finisar common stock at an exercise price of $15.25 per share and expire at various dates through 2008. None of the assumed warrants had been exercised as of April 30, 2008. During fiscal 2008, warrants to purchase 8,365 shares of common stock expired. As of April 30, 2008, assumed warrants to purchase 21,401 shares remained outstanding. The new warrants issued by the Company to Genoa's equity holders entitled the holders to purchase an aggregate of 999,835 shares of Finisar common stock at an exercise price of $1.00 per share. During fiscal 2008, 2007 and 2006, warrants to purchase 79,987, 2,011 and 471,627 shares of Finisar common stock were exercised, respectively. The remaining warrants expired on April 3, 2008.

  Preferred Stock

        The Company has authority to issue up to 5,000,000 shares of preferred stock, $0.001 par value. The preferred stock may be issued in one or more series having such rights, preferences and privileges as may be designated by the Company's board of directors. In September 2002, the Company's board of directors designated 500,000 shares of its preferred stock as Series RP Preferred Stock, which is reserved for issuance under the Company's stockholder rights plan described below. As of April 30, 2008 and 2007, no shares of the Company's preferred stock were issued and outstanding.

  Stockholder Rights Plan

        In September 2002, Finisar's board of directors adopted a stockholder rights plan. Under the rights plan, stockholders received one share purchase right for each share of Finisar common stock held. The rights, which will initially trade with the common stock, effectively allow Finisar stockholders to acquire Finisar common stock at a discount from the then current market value when a person or group acquires 20% or more of Finisar's common stock without prior board approval. When the rights

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

become exercisable, Finisar stockholders, other than the acquirer, become entitled to exercise the rights, at an exercise price of $14.00 per right, for the purchase of one-thousandth of a share of Finisar Series RP Preferred Stock or, in lieu of the purchase of Series RP Preferred Stock, Finisar common stock having a market value of twice the exercise price of the rights. Alternatively, when the rights become exercisable, the board of directors may authorize the issuance of one share of Finisar common stock in exchange for each right that is then exercisable. In addition, in the event of certain business combinations, the rights permit the purchase of the common stock of an acquirer at a 50% discount. Rights held by the acquirer will become null and void in each case. Prior to a person or group acquiring 20%, the rights can be redeemed for $0.001 each by action of the board of directors.

        The rights plan contains an exception to the 20% ownership threshold for Finisar's founder, former Chairman of the Board and former Chief Technical Officer, Frank H. Levinson. Under the terms of the rights plan, Dr. Levinson and certain related persons and trusts are permitted to acquire additional shares of Finisar common stock up to an aggregate amount of 30% of Finisar's outstanding common stock, without prior Board approval.

  Employee Stock Purchase Plan

        The Company has an Employee Stock Purchase Plan, which includes its sub-plan, the International Employee Stock Purchase Plan (together the "Purchase Plan"), under which 16,750,000 shares of the Company's common stock have been reserved for issuance. The Purchase Plan permits eligible employees to purchase Finisar common stock through payroll deductions, which may not exceed 20% of the employee's total compensation. Stock may be purchased under the plan at a price equal to 85% of the fair market value of Finisar common stock on either the first or the last day of the offering period, whichever is lower. No shares were issued under the Purchase Plan during fiscal 2008. During fiscal 2007, the Company issued 860,025 shares under the Purchase Plan. At April 30, 2008, 11,060,097 shares were available for issuance under the Purchase Plan.

  Employee Stock Option Plans

        During fiscal 1989, Finisar adopted the 1989 Stock Option Plan (the "1989 Plan"). The 1989 Plan expired in April 1999 and no further option grants have been made under the 1989 Plan since that time. Options granted under the 1989 Plan had an exercise price of not less than 85% of the fair value of a share of common stock on the date of grant (110% of the fair value in certain instances) as determined by the board of directors. Options generally vested over five years and had a maximum term of 10 years.

        Finisar's 1999 Stock Option Plan was adopted by the board of directors and approved by the stockholders in September 1999. An amendment and restatement of the 1999 Stock Option Plan, including renaming it the 2005 Stock Incentive Plan (the "2005 Plan"), was approved by the board of directors in September 2005 and by the stockholders in October 2005. A total of 21,000,000 shares of common stock were initially reserved for issuance under the 2005 Plan. The share reserve automatically increases on May 1 of each calendar year by a number of shares equal to 5% of the number of shares of Finisar's common stock issued and outstanding as of the immediately preceding April 30, subject to certain restrictions on the aggregate maximum number of shares that may be issued pursuant to incentive stock options. The types of stock-based awards available under the 2005 Plan includes stock options, stock appreciation rights, restricted stock units ("RSUs") and other stock-based awards which

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

vest upon the attainment of designated performance goals or the satisfaction of specified service requirements or, in the case of certain RSUs or other stock-based awards, become payable upon the expiration of a designated time period following such vesting events. Options generally vest over five years and have a maximum term of 10 years. As of April 30, 2008 and 2007, none and 6,066 shares were subject to repurchase, respectively.

        A summary of activity under the Company's employee stock option plans is as follows:

		Options Outstanding
	Options Available for Grant
				Weighted- Average Remaining Contractual Term
			Weighted- Average Exercise Price
Options for Common Stock	Number of Shares	Number of Shares			Aggregate Intrinsic Value(1)
				(In years)	($000's)
Balance at April 30, 2005	9,139,672	48,796,742	$2.33

Increase in authorized shares	12,946,564		—
Options granted	(11,275,720)	11,275,720	$1.74
Options exercised		(8,965,154)	$1.43
Options canceled	9,257,346	(9,257,346)	$2.42

Balance at April 30, 2006	20,067,862	41,849,962	$2.34

Increase in authorized shares	15,275,605		—
Options granted	(8,974,558)	8,974,558	$3.44
Options exercised		(2,259,152)	$1.61
Options canceled	2,446,253	(2,446,253)	$2.48

Balance at April 30, 2007	28,815,162	46,119,115	$2.58

Increase in authorized shares	15,431,618		—
Options granted	(23,648,646)	23,648,646	$2.42
RSUs granted	(301,197)	301,197	$—
Options exercised		(185,305)	$1.06
Options canceled	16,725,592	(16,725,592)	$2.13

Balance at April 30, 2008	37,022,529	53,158,061	$2.65	6.17	$1,737

(1)
Represents the difference between the exercise price and the value of Finisar common stock at April 30, 2008.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

        The following table summarizes significant ranges of outstanding and exercisable options as of April 30, 2008:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price
		(In years)
$0.05 - $ 1.20	5,471,646	5.43	$1.09	4,112,812	$1.08
$1.21 - $ 1.50	7,479,134	5.38	1.38	5,252,134	1.42
$1.52 - $ 1.76	6,380,845	6.13	1.73	4,550,845	1.73
$1.77 - $ 1.80	8,524,984	4.90	1.79	8,032,924	1.80
$1.84 - $ 2.70	4,516,901	6.23	2.10	2,536,276	2.17
$2.71 - $ 2.71	5,547,310	9.13	2.71	—	—
$2.80 - $ 3.21	6,266,415	7.88	3.10	2,454,976	3.06
$3.39 - $ 3.91	5,384,183	5.58	3.76	2,728,083	3.71
$4.01 - $22.50	3,285,446	5.17	10.15	2,003,718	13.61

	52,856,864	6.17	$2.65	31,671,768	$2.67

        The Company's vested and expected-to-vest stock options and exercisable stock options as of April 30, 2008 are summarized in the following table:

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
			(In years)	($000's)
Vested and expected-to-vest options	47,444,386	$2.64	5.90	$1,664
Exercisable options	31,671,768	$2.67	4.81	$1,263

        The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on the Company's closing stock price of $1.35 as of April 30, 2008, which would have been received by the option holders had all option holders exercised their options as of that date. The total number of in-the-money options exercisable as of April 30, 2008 was approximately 5.6 million.

  Extension of Stock Option Exercise Periods for Former Employees

        The Company could not issue shares of its common stock under its registration statements on Form S-8 during the period in which it was not current in its obligations to file periodic reports under the Securities Exchange Act of 1934 due to the pendency of an investigation into its historical stock option grant practices, as more fully described in "Note 20. Pending Litigation—Matters Related to Historical Stock Option Practices." As a result, during parts of 2006 and 2007, options vested and held by certain former employees of the Company could not be exercised until the completion of the Company's stock option investigation and the Company's filing obligations had been met. The Company extended the expiration date of these stock options to June 30, 2008. This extension was

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

treated as a modification of the award in accordance with FAS 123R. As a result of this modification, the Company recorded additional stock-based compensation expense of $386,000 during its third quarter of fiscal 2008. As a result of the extension, the fair value of $991,000 related to these stock options had been reclassified to current liabilities subsequent to the modification and is subject to mark-to-market provisions at the end of each reporting period until the earlier of the final settlement or June 30, 2008. The Company recognized a benefit of $650,000 during the fourth quarter of fiscal 2008 as a result of a decrease in the fair value of these options at the end of the reporting period. The remaining accrued balance for these stock options as of April 30, 2008 was approximately $341,000.

  Amendment of Certain Stock Options

        During the third quarter of fiscal 2008, the Company completed a tender offer to holders of certain options granted under the 1999 Stock Option Plan and the 2005 Plan that had original exercise prices per share that were less than the fair market value per share of the common stock underlying the option on the option's grant date, as determined by the Company for financial accounting purposes. Under this offer, employees subject to taxation in the United States had the opportunity to cancel these options and exchange them for new options with an adjusted exercise price equal to the fair market value per share of the Company's common stock on the corrected date of grant so as to avoid unfavorable tax consequences under Internal Revenue Code Section 409A. The Company also committed to issue restricted stock units to those optionees accepting the offer whose new options have exercise prices that exceed the exercise price of the cancelled options, in order to compensate the optionees for the increase in the exercise price. In connection with the offer, the Company canceled and replaced options to purchase 14.2 million shares of its common stock and committed to issue 301,197 RSUs to offer participants. The Company recorded a charge of $371,000 related to the issuance of the RSUs, which was recorded as operating expense for the third quarter of fiscal 2008.

  Impact of Certain Stock Option Restatement Items

        Because virtually all holders of options issued by the Company were neither involved in nor aware of its accounting treatment of stock options, the Company has taken and intends to take actions to deal with certain adverse tax consequences that may be incurred by the holders of certain incorrectly priced options due to an investigation into its historical stock option grant practices, as more fully described in "Note 20. Pending Litigation—Matters Related to Historical Stock Option Practices." The primary adverse tax consequence is that incorrectly priced stock options vesting after December 31, 2004 may subject the option holder to a penalty income tax under Internal Revenue Code Section 409A (and, as applicable, similar penalty taxes under California and other state tax laws). During the third quarter of fiscal 2008, the Company recorded a charge of $3.9 million representing the employee income tax liability that has been assumed by the Company related to the option exchange program, which was designed to avoid the adverse consequences of Section 409A.

  Valuation and Expense Information under SFAS 123R

        On May 1, 2006, the Company adopted SFAS 123R, which requires the measurement and recognition of compensation expense for all stock-based payment awards made to the Company's employees and directors including employee stock options and employee stock purchases under its 1999 Employee Stock Purchase Plan based on estimated fair values.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

        The following table summarizes stock-based compensation expense related to employee stock options and employee stock purchases under SFAS 123(R) for the fiscal years ended April 30, 2008 and 2007, which was reflected in the Company's operating results (in thousands):

	Fiscal years ended
	April 30, 2008	April 30, 2007
Cost of revenues	$3,091	$3,518
Research and development	4,377	4,015
Sales and marketing	2,048	1,910
General and administrative	2,048	2,380

Total	$11,564	$11,823

        The total stock-based compensation capitalized as part of inventory was $572,000 and $410,000 as of April 30, 2008 and 2007, respectively.

        As of April 30, 2008, total compensation cost related to unvested stock options not yet recognized was $19.7 million which is expected to be recognized over the next 35 months on a weighted-average basis.

        Upon adoption of SFAS 123R, the Company began estimating the value of employee stock options on the date of grant using the Black-Scholes option-pricing model with a straight-line attribution method to recognize stock-based compensation expense. Compensation expense for all stock-based payment awards granted prior to the adoption of SFAS 123R was recognized using the Black-Scholes option-pricing model with a multiple-option approach for the purpose of the pro forma financial information in accordance with SFAS 123.

        The fair value of options granted in fiscal 2008, 2007, and 2006 was estimated at the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	Employee Stock Option Plans			Employee Stock Purchase Plan
	Year Ended April 30,			Year Ended April 30,
	2008	2007	2006	2008	2007	2006
Expected term (in years)	5.44	5.25	3.19	0.75	0.50	0.50
Volatility	86%	98%	107%	57%	69%	68%
Risk-free interest rate	4.03%	4.73%	4.40%	3.34%	4.45%	4.18%
Dividend yield	0%	0%	0%	0%	0%	0%

        The expected term represents the period that the Company's stock-based awards are expected to be outstanding and was determined based on the Company's historical experience with similar awards, giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations of future employee behavior as influenced by changes to the terms of its stock-based awards.

        The Company calculated the volatility factor based on the Company's historical stock prices.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

16. Stockholders' Equity (Continued)

        The Company bases the risk-free interest rate used in the Black-Scholes option-pricing model on constant maturity bonds from the Federal Reserve in which the maturity approximates the expected term.

        The Black-Scholes option-pricing model calls for a single expected dividend yield as an input. The Company has not issued any dividends.

        As stock-based compensation expense recognized in the consolidated statement of operations for fiscal 2008 is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. SFAS 123R requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Forfeitures were estimated based on historical experience.

        The weighted-average grant-date per share fair value of options granted in fiscal 2008, 2007, and 2006 was $2.08, $2.64, and $1.13, respectively. The weighted-average estimated per share fair value of shares granted under the Purchase Plan in fiscal 2008, 2007, and 2006 was $0.50, $0.90, and $.64, respectively.

        The Black-Scholes option valuation model requires the input of highly subjective assumptions, including the expected life of the stock-based award and the stock price volatility. The assumptions listed above represent management's best estimates, but these estimates involve inherent uncertainties and the application of management judgment. As a result, if other assumptions had been used, our recorded and pro forma stock-based compensation expense could have been materially different from that depicted above and below. In addition, we are required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. If our actual forfeiture rate is materially different from our estimate, the stock-based compensation expense could be materially different.

        The following table summarizes the pro forma information regarding option grants made to the Company's employees and directors and employee stock purchases related to the Purchase Plan had the Company applied the fair value recognition provisions of SFAS 123 (in thousands, except per-share amounts):

Fiscal Year Ended April 30, 2006
Net loss	$(33,029)
Add:
APB 25 stock-based compensation expense, included in net loss, net of tax	6,819
Less:
Stock-based compensation expense determined under fair value based method, net of tax	(10,056)

Pro forma net loss	$(36,266)

Net loss per share—basic and diluted:
As reported	$(0.11)

Pro forma	$(0.12)

Shares used in computing reported and pro forma net loss—basic and diluted	290,518

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

17. Employee Benefit Plan

        The Company maintains a defined contribution retirement plan under the provisions of Section 401(k) of the Internal Revenue Code which covers all eligible employees. Employees are eligible to participate in the plan on the first day of the month immediately following twelve months of service with Finisar.

        Under the plan, each participant may contribute up to 20% of his or her pre-tax gross compensation up to a statutory limit, which was $15,500 for calendar year 2008. All amounts contributed by participants and earnings on participant contributions are fully vested at all times. Finisar may contribute an amount equal to one-half of the first 6% of each participant's contribution. The Company's expenses related to this plan were $1,523,000, $1,255,000 and $949,000 for the fiscal years ended April 30, 2008, 2007 and 2006, respectively.

18. Income Taxes

        The components of income tax expense consist of the following (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Current:
Federal	$—	$157	$—
State	157	86	—
Foreign	320	392	80

	477	635	80
Deferred:
Federal	1,491	2,019	2,123
State	265	156	164

	1,756	2,175	2,287

Provision for income taxes	$2,233	$2,810	$2,367

        (Loss)/income before income taxes consists of the following (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
U.S.	$(84,025)	$(47,591)	$(35,033)
Foreign	9,824	3,789	4,371

	$(74,201)	$(43,802)	$(30,662)

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. Income Taxes (Continued)

        A reconciliation of the income tax provision at the federal statutory rate and the effective rate is as follows:

	Fiscal Years Ended April 30,
	2008	2007	2006
Expected income tax provision (benefit) at U.S. federal statutory rate	(35.00)%	(35.00)%	(35.00)%
Deferred compensation	0.00	0.00	0.65
Stock compensation expense under FAS 123R	3.60	3.90	0.00
Loss on debt extinguishment	0.00	23.76	0.00
Goodwill impairment	15.91	0.00	0.00
Non-deductible interest	3.51	4.92	5.17
Valuation allowance	19.12	10.07	40.70
Foreign (income) taxed at different rates	(4.21)	(2.84)	(4.73)
In-process R&D	0.00	1.25	0.00
Other	0.08	0.36	0.93

	3.01%	6.42%	7.72%

        The components of deferred taxes consist of the following (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Deferred tax assets:
Inventory write down	$9,228	$7,387	$5,374
Accruals and reserves	12,525	9,272	8,865
Tax credits	9,525	16,633	16,109
Net operating loss carryforwards	147,447	146,060	144,074
Gain/loss on investments under equity or cost method	10,587	11,862	11,791
Depreciation and amortization	—	—	625
Purchase accounting for intangible assets	14,263	11,115	8,716
Capital loss carryforward	1,005	—	—
Stock compensation	6,658	10,741	9,362

Total deferred tax assets	211,238	213,070	204,916
Valuation allowance	(200,974)	(201,356)	(204,916)

Net deferred tax assets	10,264	11,714	—
Deferred tax liabilities:
Acquired intangibles	(7,846)	(6,090)	(3,919)
Loss on debt extinguishment	(9,638)	(10,696)	—
Other comprehensive income	(92)	—	—
Depreciation and amortization	(534)	(1,018)	—

Total deferred tax liabilities	(18,110)	(17,804)	(3,919)

Total net deferred tax assets (liabilities)	$(7,846)	$(6,090)	$(3,919)

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. Income Taxes (Continued)

        The Company's valuation allowance increased/(decreased) from the prior year by approximately ($382,000), ($3.6) million, and $9.97 million in fiscal 2008, 2007 and 2006, respectively.

        Approximately $2.4 million of the valuation allowance at April 30, 2008 is attributable to acquired tax attributes that, when realized, will first reduce unamortized goodwill, next other non-current intangible assets of acquired subsidiaries, and then income tax expense.

        A deferred tax liability has been established to reflect tax amortization of goodwill for which no financial statement amortization has occurred under generally accepted accounting principles, as promulgated by SFAS 142.

        At April 30, 2008, the Company had federal and state net operating loss carryforwards of approximately $444.9 million and $156.7 million, respectively, and federal and state tax credit carryforwards of approximately $11.0 million and $10.3 million, respectively. The net operating loss and tax credit carryforwards will expire at various dates beginning in 2010, if not utilized. Utilization of the Company's net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382 and similar state provisions. Such an annual limitation could result in the expiration of the net operating loss and tax credit carryforwards before utilization.

        The Company's manufacturing operations in Malaysia operate under a tax holiday which expires in fiscal 2011. This tax holiday has had no effect on the Company's net loss and net loss per share in fiscal 2006, 2007, and 2008 due to a cumulative net operating loss position within the tax holiday period.

        As of April 30, 2008, federal income taxes were not provided for $1.5 million of cumulative undistributed earnings of foreign subsidiaries which are considered permanently reinvested offshore. The determination of the amount of unrecognized federal deferred tax expense is not practicable as of April 30, 2008.

        The Company adopted the provisions of FASB Interpretation 48, Accounting for Uncertainty in Income Taxes ("Fin 48"), on May 1, 2007. Previously, the Company had accounted for tax contingencies in accordance with SFAS No. 5, Accounting for Contingencies. As required by FIN 48, which clarifies SFAS No. 109, Accounting for Income Taxes, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. At the adoption date, the Company applied FIN 48 to all tax positions for which the statute of limitations remained open. The implementation of FIN 48 did result in a change in the Company's estimated liability for unrecognized tax benefits as of May 1, 2007. The amount of gross unrecognized tax benefits as of May 1, 2007, was $9.6 million.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

18. Income Taxes (Continued)

        A reconciliation of the beginning and ending amount of the gross unrecognized tax benefits is as follows (in thousands):

Gross unrecognized tax benefits balance at May 1, 2007	$9,600
Add:
Additions based on tax positions related to the current year	400
Additions for tax positions of prior years	1,700

Gross unrecognized tax benefits balance at April 30, 2008	$11,700

        Excluding the effects of recorded valuation allowances for deferred tax assets, $8.6 million of the unrecognized tax benefit would favorably impact the effective tax rate in future periods if recognized and approximately $900,000 of unrecognized tax benefits would reduce goodwill if recognized.

        It is the Company's belief that no significant changes in the unrecognized tax benefit positions will occur within 12 months of April 30, 2008.

        The Company records interest and penalties related to unrecognized tax benefits in income tax expense. At May 1, 2007, there were no accrued interest or penalties related to uncertain tax positions. The Company estimated no interest or penalties for the year ended April 30, 2008.

        The Company and its subsidiaries are subject to taxation in various state jurisdictions as well as the U.S. The Company's U.S. federal and state income tax returns are generally not subject to examination by the tax authorities for tax years before 2003. For all federal and state net operating loss and credit carryovers, the statute of limitations does not begin until the carryover items are utilized. The taxing authorities can examine the validity of the carryover items and if necessary, adjustments may be made to the carryover items. The Company's Malaysia, Singapore, and China income tax returns are generally not subject to examination by the tax authorities for tax years before 2003, 2001, and 2003, respectively. The Company's New Jersey state income tax return for the year ended 2001 is currently under examination by the New Jersey taxing authorities. The final outcome of the examination is not yet known; however, management does not anticipate any adjustments which would result in material changes to the Company's results of operations, financial condition or liquidity.

19. Segments and Geographic Information

        The Company designs, develops, manufactures and markets optical subsystems, components and network performance test systems for high-speed data communications. The Company views its business as having two principal operating segments, consisting of optical subsystems and components, and network performance test systems.

        Optical subsystems consist primarily of transceivers sold to manufacturers of storage and networking equipment for storage area networks ("SANs") and local area networks ("LANs"), and metropolitan access networks ("MAN") applications. Optical subsystems also include multiplexers, de-multiplexers and optical add/drop modules for use in MAN applications. Optical components consist primarily of packaged lasers and photo-detectors which are incorporated in transceivers, primarily for LAN and SAN applications. Network performance test systems include products designed to test the reliability and performance of equipment for a variety of protocols including Fibre Channel, Gigabit

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19. Segments and Geographic Information (Continued)

Ethernet, 10 Gigabit Ethernet, iSCSI, SAS and SATA. These test systems are sold to both manufacturers and end-users of the equipment.

        Both of the Company's operating segments and its corporate sales function report to the President and Chief Executive Officer. Where appropriate, the Company charges specific costs to these segments where they can be identified and allocates certain manufacturing costs, research and development, sales and marketing and general and administrative costs to these operating segments, primarily on the basis of manpower levels or a percentage of sales. The Company does not allocate income taxes, non-operating income, acquisition related costs, stock compensation, interest income and interest expense to its operating segments. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. There are no intersegment sales.

        Information about reportable segment revenues and income are as follows (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Revenues:
Optical subsystems and components	$401,625	$381,263	$325,956
Network performance test systems	38,555	37,285	38,337

Total revenues	$440,180	$418,548	$364,293

Depreciation and amortization expense:
Optical subsystems and components	$26,557	$25,757	$32,929
Network performance test systems	1,171	1,136	1,512

Total depreciation and amortization expense	$27,728	$26,893	$34,441

Operating income (loss):
Optical subsystems and components	(5,387)	17,806	$(2,901)
Network performance test systems	(3,403)	(5,852)	(1,412)

Total operating income (loss)	(8,790)	11,954	(4,313)
Unallocated amounts:
Amortization of acquired developed technology	(6,501)	(6,002)	(17,671)
In-process research and development	—	(5,770)	—
Amortization of other intangibles	(1,748)	(1,814)	(1,747)
Impairment of goodwill and intangible assets	(45,433)	—	(853)
Restructuring costs	—	—	(3,064)
Loss on debt extinguishment	—	(31,606)	—
Interest income (expense), net	(11,431)	(9,840)	(12,360)
Other non-operating income (expense), net	(298)	(724)	9,346

Total unallocated amounts	(65,411)	(55,756)	(26,349)

Loss before income taxes	$(74,201)	$(43,802)	$(30,662)

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

19. Segments and Geographic Information (Continued)

        The following is a summary of total assets by segment (in thousands):

	April 30, 2008	April 30, 2007
Optical subsystems and components	$386,936	$393,778
Network performance test systems	39,326	76,885
Other assets	67,225	77,527

	$493,487	$548,190

        Cash, short-term, restricted and minority investments are the primary components of other assets in the above table.

        The following is a summary of operations within geographic areas based on the location of the entity purchasing the Company's products (in thousands):

	Fiscal Years Ended April 30,
	2008	2007	2006
Revenues from sales to unaffiliated customers:
United States	$125,580	$149,097	$202,962
Rest of the world	314,600	269,451	161,331

	$440,180	$418,548	$364,293

        Revenues generated in the U.S. are all from sales to customers located in the United States.

        The following is a summary of long-lived assets within geographic areas based on the location of the assets (in thousands):

	April 30, 2008	April 30, 2007
Long-lived assets
United States	$185,638	$237,691
Malaysia	32,553	26,589
Rest of the world	5,422	3,351

	$223,613	$267,631

        The following is a summary of capital expenditure by reportable segment (in thousands):

	Fiscal Years Ended April 30,
	2008	2007
Optical subsystems and components	$26,996	$22,057
Network performance test systems	202	283

Total capital expenditures	$27,198	$22,340

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation

  Matters Related to Historical Stock Option Grant Practices

        On November 30, 2006, the Company announced that it had undertaken a voluntary review of its historical stock option grant practices subsequent to its initial public offering in November 1999. The review was initiated by senior management, and preliminary results of the review were discussed with the Audit Committee of the Company's Board of Directors. Based on the preliminary results of the review, senior management concluded, and the Audit Committee agreed, that it was likely that the measurement dates for certain stock option grants differed from the recorded grant dates for such awards and that the Company would likely need to restate its historical financial statements to record non-cash charges for compensation expense relating to some past stock option grants. The Audit Committee thereafter conducted a further investigation and engaged independent legal counsel and financial advisors to assist in that investigation. The Audit Committee concluded that measurement dates for certain option grants differ from the recorded grant dates for such awards. The Company's management, in conjunction with the Audit Committee, conducted a further review to finalize revised measurement dates and determine the appropriate accounting adjustments to its historical financial statements. The announcement of the investigation, and related delays in filing its quarterly reports on Form 10-Q for the quarters ended October 29, 2006 (the "October 10-Q"), January 28, 2007 (the "January 10-Q") and July 29, 2007 (the "July 10-Q") and its annual report on Form 10-K for the fiscal year ended April 30, 2007 (the "2007 10-K"), "), resulted in the initiation of regulatory proceedings as well as civil litigation and claims. On December 4, 2007, the Company filed the October 10-Q, the January 10-Q, the July 10-Q and the 2007 10-K which included revised financial statements.

  Nasdaq Determination of Non-compliance

        On December 13, 2006, the Company received a Staff Determination notice from the Nasdaq Stock Market stating that the Company was not in compliance with Marketplace Rule 4310(c)(14) because the Company did not timely file the October 10-Q and, therefore, that its common stock was subject to delisting from the Nasdaq Global Select Market. The Company received similar Staff Determination Notices with respect to its failure to timely file the January 10-Q, the July 10-Q and the 2007 10-K. In response to the original Staff Determination Notice, the Company requested a hearing before a Nasdaq Listing Qualifications Panel (the "Panel") to review the Staff Determination and to request additional time to comply with the filing requirements pending completion of the Audit Committee's investigation. The hearing was held on February 15, 2007. The Company thereafter supplemented its previous submission to Nasdaq to include the subsequent periodic reports in its request for additional time to make required filings. On April 4, 2007, the Panel granted the Company additional time to comply with the filing requirements until June 11, 2007 for the October 10-Q and until July 3, 2007 for the January 10-Q. The Company appealed the Panel's decision to the Nasdaq Listing and Hearing Review Counsel (the "Listing Council"), seeking additional time to make the filings. On May 18, 2007, the Listing Council agreed to review the Panel's April 4, 2007 decision and stayed that decision pending review of the Company's appeal. On October 5, 2007, the Listing Council granted the Company an exception until December 4, 2007 to file its delinquent periodic reports and restatement. On December 5, 2007, the Company received a letter from the Listing Council confirming that the filing of the Company's previously delayed periodic reports had demonstrated the Company's compliance with Nasdaq's filing requirements under its Marketplace Rules and that its common stock will continue to be listed on the Nasdaq Global Select Market.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

  Securities and Exchange Commission Inquiry

        In November 2006, the Company informed the staff of the Securities and Exchange Commission (the "SEC") of the voluntary investigation that had been undertaken by the Audit Committee of its Board of Directors. The Company was subsequently notified by the SEC that the SEC was conducting an informal inquiry regarding its historical stock option grant practices. The Company is cooperating with the SEC's review.

  Stock Option Derivative Litigation

        Following the announcement by the Company on November 30, 2006 that the Audit Committee of its Board of Directors had voluntarily commenced an investigation of its historical stock option grant practices, the Company was named as a nominal defendant in several shareholder derivative cases. These cases have been consolidated into two proceedings pending in federal and state courts in California. The federal court cases have been consolidated in the United States District Court for the Northern District of California. The state court cases have been consolidated in the Superior Court for the State of California for the County of Santa Clara. The plaintiffs in all cases have alleged that certain current or former officers and directors of the Company caused it to grant stock options at less than fair market value, contrary to its public statements (including its financial statements), and that, as a result, those officers and directors are liable to the Company. No specific amount of damages has been alleged, and by the nature of the lawsuits, no damages will be alleged, against the Company. On May 22, 2007, the state court granted the Company's motion to stay the state court action pending resolution of the consolidated federal court action. On June 12, 2007, the plaintiffs in the federal court case filed an amended complaint to reflect the results of the stock option investigation announced by the Audit Committee in June 2007. On August 28, 2007, the Company and the individual defendants filed motions to dismiss the complaint. On January 11, 2008, the Court granted the motions to dismiss, with leave to amend. On May 12, 2008, the plaintiffs filed an amended complaint. The Company and the individual defendants intend to file motions to dismiss the amended complaint.

  Trust Indenture Litigation

        On January 4, 2007, the Company received three substantially identical purported notices of default from U.S. Bank Trust National Association, as trustee (the "Trustee") for its 2 1/2% Convertible Senior Subordinated Notes due 2010, its 2 1/2% Convertible Subordinated Notes due 2010 and its 5 1/4% Convertible Subordinated Notes due 2008 (collectively, the "Notes"). The notices asserted that the Company's failure to timely file the October 10-Q with the SEC constituted a default under each of the three indentures between the Company and the Trustee governing the respective series of Notes (the "Indentures"). The notices each indicated that, if the Company did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        In anticipation of the expiration of the 60-day cure period under the notices on March 5, 2007, and the potential assertion by the Trustee or the noteholders that an "Event of Default" had occurred and a potential attempt to accelerate payment on one or more series of the Notes, on March 2, 2007, the Company filed a lawsuit in the Superior Court for the State of California for the County of Santa Clara against U.S. Bank Trust National Association, solely in its capacity as Trustee under the Indentures, seeking a judicial declaration that the Company was not in default under the three Indentures.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

        On March 16, 2007, the Company received three additional notices from the Trustee asserting that "Events of Default" under the Indentures had occurred and were continuing based on its failure to cure the alleged default within the 60-day cure period.

        On April 23, 2007, the Company received three substantially identical purported notices of default from the Trustee for each of the Indentures, asserting that its failure to timely file the January 10-Q with the SEC constituted a default under each of the Indentures. The notices each indicated that, if the Company did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        On June 21, 2007, the Company filed a second declaratory relief action against the Trustee in the Superior Court of California for the County of Santa Clara. The second action is essentially identical to the first action filed on March 2, 2007 except that it covers the notices asserting "Events of Default" received in April 2007 and any other notices of default that the Trustee may deliver in the future with respect to the Company's delay in filing, and providing copies to the Trustee, of periodic reports with the SEC. The Trustee removed this action to the United States District Court for the Northern District of California.

        On July 16, 2007, the Company received three substantially identical purported notices of default from the Trustee for each of the Indentures, asserting that its failure to timely file the 2007 10-K with the SEC and to provide a copy to the Trustee constituted a default under each of the Indentures. As before, the notices each indicated that, if the Company did not cure the purported default within 60 days, an "Event of Default" would occur under the respective Indenture.

        On December 4, 2007, the Company filed with the SEC, and provided to the Trustee, the October and January 10-Qs, as well as the 2007 10-K.

        The Company does not believe that any default under the terms of the Indentures ever occurred. The Company contends that the plain language of each Indenture requires only that the Company file with the Trustee reports that have actually been filed with the SEC, which it has done.

        To date, neither the Trustee nor the holders of at least 25% in aggregate principal amount of one or more series of the Notes have declared all unpaid principal, and any accrued interest, on the Notes to be due and payable, although the Trustee stated in the notices that it reserved the right to exercise all available remedies. In addition to contending that no such declaration could properly have been made because the Company was not in default under the Indentures, the Company also contends that the plain language of the Indentures would not permit such a declaration now to be made, based on delays in filing the October and January 10-Qs or the 2007 10-K, because all those reports have now been filed.

        On January 2, 2008, the Company received an additional notice from the Trustee alleging that the Company had defaulted under the Indentures by failing to reimburse the Trustee for attorney and other fees and expenses it has incurred in the dispute. To forestall any efforts by the Trustee to declare an acceleration based on this alleged default, the Company has paid approximately $318,000 in fees and expenses as demanded by the Trustee, under protest and subject to reservation of rights to seek recovery of all amounts paid.

        The Trustee has filed an answer to the Company's complaint in the second declaratory relief action and also filed a counterclaim seeking unspecified damages allegedly suffered by the holders of the

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

Notes, as well as additional attorneys fees of approximately $270,000. The Company has filed a motion to dismiss the Trustee's counterclaims, and both parties have filed motions for summary judgment. These motions are scheduled to be heard on July 11, 2008.

        As of April 30, 2008, there was $242.0 million in aggregate principal amount of Notes outstanding and an aggregate of approximately $341,000 in accrued interest.

  Patent Litigation

  DirecTV Litigation

        On April 4, 2005, the Company filed an action for patent infringement in the United States District Court for the Eastern District of Texas against the DirecTV Group, Inc., DirecTV Holdings, LLC, DirecTV Enterprises, LLC, DirecTV Operations, LLC, DirecTV, Inc., and Hughes Network Systems, Inc. (collectively, "DirecTV"). The lawsuit involves the Company's U.S. Patent No. 5,404,505 (the "'505 patent"), which relates to technology used in information transmission systems to provide access to a large database of information. On June 23, 2006, following a jury trial, the jury returned a verdict that the Company's patent had been willfully infringed and awarded the Company damages of $78,920,250. In a post-trial hearing held on July 6, 2006, the Court determined that, due to DirecTV's willful infringement, those damages would be enhanced by an additional $25 million. Further, the Court awarded the Company pre-judgment interest on the jury's verdict in the amount of 6% compounded annually from April 4, 1999, amounting to approximately $13.4 million. Finally, the Court awarded the Company costs of $147,282 associated with the litigation. The Court declined to award the Company its attorney's fees. The Court denied the Company's motion for injunctive relief, but ordered DirecTV to pay a compulsory ongoing license fee to the Company at the rate of $1.60 per set-top box activated by or on behalf of DirecTV for the period beginning June 16, 2006 through the duration of the patent, which expires in April 2012. The Court entered final judgment in the Company's favor and against DirecTV on July 7, 2006. On September 1, 2006, the Court denied DirecTV's post-trial motions seeking to have the jury verdict set aside or reversed and requesting a new trial on a number of grounds. In another written post-trial motion, DirecTV asked the Court to allow DirecTV to place any amounts owed the Company under the compulsory license into an escrow account pending the outcome of any appeal and for those amounts to be refundable in the event that DirecTV prevails on appeal. The Court granted DirecTV's motion and payments under the compulsory license were thereafter made into an escrow account pending the outcome of the appeal. As of March 31, 2008, DirecTV had deposited approximately $37 million into escrow.

        DirecTV appealed to the United States Court of Appeals for the Federal Circuit. In its appeal, DirecTV raised issues related to claim construction, infringement, invalidity, willful infringement and enhanced damages. The Company cross-appealed raising issues related to the denial of its motion for a permanent injunction, the trial court's refusal to enhance future damages for willfulness and the trial court's determination that some of the asserted patent claims are invalid. The appeals were consolidated.

        On April 18, 2008, the appeals court issued its decision affirming in part, reversing in part, and remanding the case for further proceedings before the trial court in Texas. Specifically, the appeals court ruled that the lower court's interpretation of some of the patent claim terms was too broad and issued its own, narrower interpretation of those terms. The appeals court also determined that one of the seven patent claims (claim 16) found infringed by the jury was invalid, that DirecTV's infringement

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

of the '505 patent was not willful, and that the trial court did not err in its determination that various claims of the '505 patent were invalid for indefiniteness. As a result, the judgment, including the compulsory license, was vacated and the case was remanded to the trial court to reconsider infringement and validity of the remaining patent claims and releasing to DirecTV the escrow funds it had deposited.

        On May 2, 2008, the Company filed a petition for rehearing requesting the appeals court to reconsider its decision invalidating claim 16, to reconsider its decision affirming the trial court's determination of indefiniteness, and to clarify its instructions concerning the scope of further proceeding before the trial court. On May 29, 2008, the appeals court denied the Company's petition.

        On June 5, 2008, the appeals court restored jurisdiction of the case with the trial court in Texas. Thereafter, the trial court issued an order releasing to DirecTV the funds that it had deposited in escrow. A status conference is scheduled for September 26, 2008, at which the Company anticipates that the court will set a schedule for further proceedings.

  Comcast Litigation

        On July 7, 2006, Comcast Cable Communications Corporation, LLC ("Comcast") filed a complaint against the Company in the United States District Court for the Northern District of California, San Francisco Division. Comcast seeks a declaratory judgment that the Company's '505 patent is not infringed and is invalid. The '505 patent is the same patent alleged by the Company in its lawsuit against DirecTV. The Company's motion to dismiss the declaratory judgment action was denied on November 9, 2006. As a result, on November 22, 2006, the Company filed an answer and counterclaim alleging that Comcast infringes the '505 patent and seeking damages to be proven at trial. The court held a claim construction hearing and, on April 6, 2007, issued its claim construction ruling. Discovery has closed. On December 4, 2007, the Court partially stayed the case pending the Federal Circuit's decision in the DirecTV appeal, but ordered briefing on the issues that were not implicated by the pending appeal to continue. On December 6, 2007, Comcast filed summary judgment motions on those issues. These motions sought summary judgment of invalidity and non-infringement of the patent as well as a limitation on damages until after the commencement of the lawsuit on July 7, 2006. Oral argument on these issues took place on January 10, 2008. Determination of the validity and infringement issues was deferred until the issuance of the Federal Circuit decision in the DirecTV appeal. Summary judgment on the issue of laches was granted, limiting damages to the period after November 22, 2006, the date the Company filed its cross-complaint. Post-complaint alleged damages are still very substantial.

        At a status conference held on April 24, 2008, the Court accepted the Company's proposal to narrow the issues for trial and proceed only with its principal claim, subject to the Company providing a covenant not to sue Comcast on the other previously asserted claims. The Court also set the schedule for renewed summary judgment motions in lieu of Comcast's still pending motion for summary judgment of invalidity and non-infringement. Comcast filed its summary judgment motion on May 22, 2008. A hearing on the motion is scheduled for July 3, 2008. The court set the case for trial beginning on October 20, 2008.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

  EchoStar Litigation

        On July 10, 2006, EchoStar Satellite LLC, EchoStar Technologies Corporation and NagraStar LLC (collectively "EchoStar") filed an action against the Company in the United States District Court for the District of Delaware seeking a declaration that EchoStar does not infringe, and has not infringed, any valid claim of the Company's '505 patent. The '505 patent is the same patent that is in dispute in the DirecTV and Comcast lawsuits. On October 24, 2006, the Company filed a motion to dismiss the action for lack of a justiciable controversy. The Court denied the Company's motion on September 25, 2007. The Company filed its answer and counterclaim on October 10, 2007. On December 4, 2007, the Court approved the parties' stipulation to stay the case pending issuance of the Federal Circuit's mandate in the DirecTV case.

  XM/Sirius Litigation

        On April 27, 2007, the Company filed an action for patent infringement in the United States District Court for the Eastern District of Texas, Lufkin Division, against XM Satellite Radio Holdings, Inc., XM Satellite Radio, Inc., and XM Radio, Inc. (collectively, "XM"), and Sirius Satellite Radio, Inc. and Satellite CD Radio, Inc. (collectively, "Sirius"). Judge Clark, the same judge who presided over the DirecTV trial, has been assigned to the case. The lawsuit alleges that XM and Sirius have infringed and continue to infringe the Company's '505 patent and seeks an injunction to prevent further infringement, actual damages to be proven at trial, enhanced damages for willful infringement and attorneys' fees. The defendants filed an answer denying infringement of the '505 patent and asserting invalidity and other defenses. The defendants also moved to stay the case pending the outcome of the DirectTV appeal and the re-examination of the '505 patent described below. Judge Clark denied defendants' motion for a stay. The claim construction hearing was held on February 5, 2008, and the trial was set for September 15, 2008. Judge Clark delay entering a claims construction order, in anticipation of an opinion from the Federal Circuit in the DirecTV appeal. The Federal Circuit entered its decision in the DirecTV appeal on April 18, 2008. At around the same time, the United States Patent and Trademark Office ("PTO") issued its initial office action in the re-examination proceeding of the '505 patent rejecting a number of claims in light of prior art. Subsequently, the Company moved without opposition to stay the case pending further action in the DirecTV case on remand and re-examination. The Court granted the motion and stayed the case until further order.

  Requests for Re-Examination of the '505 Patent

        Three requests for re-examination of the Company's '505 patent have been filed with the PTO. The '505 patent is the patent that is in dispute in the DirecTV, EchoStar, Comcast and XM/Sirius lawsuits. The PTO granted the requests, and the three proceedings have been combined into a single re-examination. On February 18, 2008, the PTO issued the first substantive office action rejecting 17 of the 48 claims of the reexamined patent. The Company filed a response to the office action on May 5, 2008. During the re-examination, some or all of the claims in the '505 patent could be invalidated or revised to narrow their scope, either of which could have a material adverse impact on the Company's position in the related '505 lawsuits. Resolution of the re-examination of the '505 Patent is likely to take more than four months.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

  Securities Class Action

        A securities class action lawsuit was filed on November 30, 2001 in the United States District Court for the Southern District of New York, purportedly on behalf of all persons who purchased the Company's common stock from November 17, 1999 through December 6, 2000. The complaint named as defendants the Company, Jerry S. Rawls, its President and Chief Executive Officer, Frank H. Levinson, its former Chairman of the Board and Chief Technical Officer, Stephen K. Workman, its Senior Vice President and Chief Financial Officer, and an investment banking firm that served as an underwriter for its initial public offering in November 1999 and a secondary offering in April 2000. The complaint, as subsequently amended, alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(b) of the Securities Exchange Act of 1934, on the grounds that the prospectuses incorporated in the registration statements for the offerings failed to disclose, among other things, that (i) the underwriter had solicited and received excessive and undisclosed commissions from certain investors in exchange for which the underwriter allocated to those investors material portions of the shares of the Company's stock sold in the offerings and (ii) the underwriter had entered into agreements with customers whereby the underwriter agreed to allocate shares of the Company's stock sold in the offerings to those customers in exchange for which the customers agreed to purchase additional shares of its stock in the aftermarket at pre-determined prices. No specific damages are claimed. Similar allegations have been made in lawsuits relating to more than 300 other initial public offerings conducted in 1999 and 2000, which were consolidated for pretrial purposes. In October 2002, all claims against the individual defendants were dismissed without prejudice. On February 19, 2003, the Court denied defendants' motion to dismiss the complaint. In July 2004, the Company and the individual defendants accepted a settlement proposal made to all of the issuer defendants. Under the terms of the settlement, the plaintiffs would dismiss and release all claims against participating defendants in exchange for a contingent payment guaranty by the insurance companies collectively responsible for insuring the issuers in all related cases, and the assignment or surrender to the plaintiffs of certain claims the issuer defendants may have against the underwriters. Under the guaranty, the insurers would be required to pay the amount, if any, by which $1 billion exceeds the aggregate amount ultimately collected by the plaintiffs from the underwriter defendants in all the cases. If the plaintiffs fail to recover $1 billion and payment is required under the guaranty, the Company would be responsible to pay its pro rata portion of the shortfall, up to the amount of the self-insured retention under its insurance policy, which may be up to $2 million. The timing and amount of payments that the Company could be required to make under the proposed settlement would depend on several factors, principally the timing and amount of any payment that the insurers may be required to make pursuant to the $1 billion guaranty. The Court gave preliminary approval to the settlement in February 2005 and held a hearing in April 2006 to consider final approval of the settlement. Before the Court issued a final decision on the settlement, on December 5, 2006, the United States Court of Appeals for the Second Circuit vacated the class certification of plaintiffs' claims against the underwriters in six cases designated as focus or test cases. Thereafter, on December 14, 2006, the Court ordered a stay of all proceedings in all of the lawsuits pending the outcome of the plaintiffs' petition to the Second Circuit Court of Appeals for a rehearing en banc and resolution of the class certification issue. After several months of considering the impact of the Court of Appeals ruling, the parties have now officially withdrawn the prior settlement. Since then, the plaintiffs filed amended complaints in certain focus or test cases in an attempt to comply with the decision of the Second Circuit Court of Appeals. On March 26, 2008, the Court denied in part and granted in part the motions to dismiss these amended complaints on substantially the same grounds as set forth in its prior opinion. Because of the inherent

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

20. Pending Litigation (Continued)

uncertainty of litigation, the Company cannot predict its outcome. If, as a result of this dispute, the Company is required to pay significant monetary damages, its business would be substantially harmed.

  Section 16(b) Lawsuit

        A lawsuit was filed on October 3, 2007 in the United States District Court for the Western District of Washington by Vanessa Simmonds, a purported stockholder of the Company, against two investment banking firms that served as underwriters for the initial public offering of the Company's common stock in November 1999. None of the Company's officers, directors or employees were named as defendants in the complaint. On February 28, 2008, the plaintiff filed an amended complaint. The complaint, as amended, alleges that: (i) the defendants, other underwriters of the offering, and unspecified officers, directors and principal shareholders of the Company constituted a "group" that owned in excess of 10% of the Company's outstanding common stock between November 11, 1999 and November 20, 2000; (ii) the defendants were therefore subject to the "short swing" prohibitions of Section 16(b) of the Securities Exchange Act of 1934; and (iii) the defendants engaged in purchases and sales, or sales and purchases, of the Company's common stock within periods of less than six months in violation of the provisions of Section 16(b). The complaint seeks disgorgement of all profits allegedly received by the defendants, with interest and attorneys fees, for transactions in violation of Section 16(b). The Company, as the statutory beneficiary of any potential Section 16(b) recovery, is named as a nominal defendant in the complaint. This case is one of 55 lawsuits containing similar allegations relating to initial public offerings of technology company issuers. The Court has set July 25, 2008 as the deadline for defendants to file consolidated motions to dismiss all 55 cases, and October 23, 2008 as the deadline to complete briefing thereon. The real defendants have indicated that they will be seeking dismissal, and the Company is evaluating whether to join in a motion to dismiss, which nominal defendants in certain other cases have indicated they will file. The litigation is in the preliminary stage, and we cannot predict its outcome.

        The Company cannot predict the outcome of the legal proceedings discussed above. No amount of loss, if any, is considered probable or measurable and no loss contingency has been recorded at the balance sheet date.

21. Gain on Sale of a Minority Investment

        In November 2005, the Company received cash payments from Goodrich Corporation totaling $11.0 million related to the sale of the Company's equity interest in Sensors Unlimited, Inc. The Company had not valued this interest for accounting purposes. Accordingly, the Company recorded a gain of $11.0 million related to this transaction in the third quarter of fiscal 2006 and classified this amount as other income (expense), net on the consolidated statement of operations.

        In April 2007, the Company received a final cash payment from Goodrich Corporation totaling $1.2 million for funds that had been held in escrow related to the sale of the Company's equity interest in Sensors Unlimited, Inc. The Company had not valued this interest for accounting purposes. Accordingly, the Company recorded a gain of $1.2 million related to this transaction in the fourth quarter of fiscal 2007 and classified this amount as other income (expense), net on the consolidated statement of operations.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

22. Restructuring and Assets Impairments

        During the second quarter of fiscal 2006, the Company consolidated its Sunnyvale facilities into one building and permanently exited a portion of its Scotts Valley facility. As a result of these activities, the Company recorded restructuring charges of approximately $3.1 million. These restructuring charges included $290,000 of miscellaneous costs required to effect the closures and approximately $2.8 million of non-cancelable facility lease payments. Of the $3.1 million in restructuring charges, $1.9 million related to its optical subsystems and components segment and $1.2 million related to its network performance test systems segment.

        As of April 30, 2008, $680,000 of committed facilities payments related to restructuring activities remains accrued and is expected to be fully utilized by the end of fiscal 2011.

        The facilities consolidation charges were calculated using estimates and were based upon the remaining future lease commitments for vacated facilities from the date of facility consolidation, net of estimated future sublease income. The estimated costs of vacating these leased facilities were based on market information and trend analyses, including information obtained from third party real estate sources.

23. Warranty

        The Company generally offers a one year limited warranty for its products. The specific terms and conditions of these warranties vary depending upon the product sold. The Company estimates the costs that may be incurred under its basic limited warranty and records a liability in the amount of such costs based on revenue recognized. Factors that affect the Company's warranty liability include the historical and anticipated rates of warranty claims. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

        Changes in the Company's warranty liability during the period are as follows (in thousands):

	April 30,
	2008	2007
Beginning balance	$1,818	$1,767
Additions during the period based on product sold	2,547	2,264
Settlements	(398)	(1,031)
Changes in liability for pre-existing warranties, including expirations	(1,835)	(1,182)

Ending balance	$2,132	$1,818

24. Related Parties

        Frank H. Levinson, the Company's former Chairman of the Board and Chief Technical Officer and a current member of the Company's board of directors, is a member of the board of directors of Fabrinet, Inc., a privately held contract manufacturer. In June 2000, the Company entered into a volume supply agreement, at rates which the Company believes to be market, with Fabrinet under which Fabrinet serves as a contract manufacturer for the Company. In addition, Fabrinet purchases certain products from the Company. During the fiscal years ended April 30, 2008, 2007 and 2006, the Company recorded purchases from Fabrinet of approximately $70.2 million, $77.2 million, and $72.1 million, respectively, and Fabrinet purchased products from the Company totaling approximately

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

24. Related Parties (Continued)

$33.6 million, $42.8 million, and $27.0 million, respectively. At April 30, 2008 and 2007, the Company owed Fabrinet approximately $7.0 million and $7.6 million, respectively, and Fabrinet owed the Company approximately $5.7 million and $5.7 million, respectively.

        In connection with the acquisition by VantagePoint Venture Partners of the 34 million shares of common stock held by Infineon Technologies AG that the Company had previously issued to Infineon in connection with its acquisition of Infineon's optical transceiver product lines, the Company entered into an agreement with VantagePoint under which the Company agreed to use its reasonable best efforts to elect a nominee of VantagePoint to the Company's board of directors, provided that the nominee was reasonably acceptable to the board's Nominating and Corporate Governance Committee as well as the full board of directors. In June 2005, David C. Fries, a Managing Director of VantagePoint, was elected to the board of directors pursuant to that agreement. The Company also agreed to file a registration statement to provide for the resale of the shares held by VantagePoint and certain distributees of VantagePoint. As a result of the reduction in VantagePoint's holdings of the Company's common stock following distributions by VantagePoint to its partners, the Company's obligations regarding the election of a nominee of VantagePoint to the Company's board of directors have terminated, and the Company is no longer obligated to maintain a registration statement for the resale of shares held by VantagePoint and its distributees.

25. Guarantees and Indemnifications

        In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligations it assumes under that guarantee. As permitted under Delaware law and in accordance with the Company's Bylaws, the Company indemnifies its officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at the Company's request in such capacity. The term of the indemnification period is for the officer's or director's lifetime. The Company may terminate the indemnification agreements with its officers and directors upon 90 days written notice, but termination will not affect claims for indemnification relating to events occurring prior to the effective date of termination. The maximum amount of potential future indemnification is unlimited; however, the Company has a director and officer liability insurance policy that may enable it to recover a portion of any future amounts paid.

        The Company enters into indemnification obligations under its agreements with other companies in its ordinary course of business, including agreements with customers, business partners, and insurers. Under these provisions the Company generally indemnifies and holds harmless the indemnified party for losses suffered or incurred by the indemnified party as a result of the Company's activities or the use of the Company's products. These indemnification provisions generally survive termination of the underlying agreement. In some cases, the maximum potential amount of future payments the Company could be required to make under these indemnification provisions is unlimited.

        The Company believes the fair value of these indemnification agreements is minimal. Accordingly, the Company has not recorded any liabilities for these agreements as of April 30, 2008. To date, the Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification agreements.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

26. Subsequent Events (Unaudited)

  Pending Combination with Optium Corporation

        On May 15, 2008, the Company entered into a merger agreement with Optium Corporation, a leading designer and manufacturer of high-performance optical subsystems for use in telecommunications and cable TV network systems. The Company's management and board of directors believe that the combination of the two companies to create the world's largest supplier of optical components, modules and subsystems for the communications industry will leverage the Company's leadership position in the storage and data networking sectors of the industry and Optium's leadership position in the telecommunications and CATV sectors to create a more competitive industry participant.

        Under the terms of the merger agreement, Optium stockholders will receive 6.262 shares of Finisar common stock for each share of Optium common stock they own. Optium options and warrants will represent a corresponding right to acquire a number of shares of Finisar common stock based on the exchange ratio. The Company expects to issue approximately 160,000,000 shares of Finisar common stock in the proposed combination. Upon completion of the combination, Finisar shareholders will own approximately 65% of the combined company, and Optium shareholders will own approximately 35%. The combination is intended to qualify as a tax-free reorganization for federal income tax purposes.

        Upon the closing of the combination, Finisar's board of directors will be reconstituted to include three new directors who are currently members Optium's board. Jerry S. Rawls, Chairman, President and Chief Executive Officer of Finisar, will remain as the executive Chairman of the Company's board of directors. Eitan Gertel, Chairman, President and Chief Executive Officer of Optium, will become President and Chief Executive Officer of Finisar and will join its board of directors, along with current Optium directors Morgan Jones and Christopher Crespi.

        The proposed combination is subject to the approval of both companies' stockholders. Certain directors and executive officers of each company, as well as certain affiliates, have signed agreements to vote their shares in favor of the proposed combination. These agreements apply to approximately 7% and 34% of the outstanding shares of Finisar common stock and Optium common stock, respectively.

        The proposed combination is also subject to other customary conditions including required regulatory approvals. Subject to the required stockholder approval and satisfaction of these other conditions, the merger is expected to close in the third calendar quarter of 2008.

        In connection with the proposed combination of Finisar and Optium, the Company plans to file with the SEC a registration statement on Form S-4 including a joint proxy statement/prospectus containing additional information about both companies and the proposed transaction. The definitive joint proxy statement/prospectus will be mailed to the stockholders of Finisar and Optium after clearance with the SEC. The Company will also file with the SEC from time to time other documents relating to the proposed transaction.

FINISAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

27. Quarterly Financial Data (Unaudited)

FINISAR CORPORATION
FINANCIAL INFORMATION BY QUARTER (Unaudited)

	Three Months Ended
	April 30, 2008	Jan. 27, 2008	Oct. 28, 2007	July 29, 2007	April 30, 2007	Jan. 28, 2007	Oct. 29, 2006	July 30, 2006
	(In thousands, except per share data)
Statement of Operations Data
Revenues:
Optical subsystems and components	$111,378	$102,957	$90,930	$96,360	$88,204	$98,007	$99,009	$96,043
Network performance test systems	9,627	9,784	9,769	9,375	8,393	9,512	9,180	10,200

Total revenues	121,005	112,741	100,699	105,735	96,597	107,519	108,189	106,243
Cost of revenues	79,882	73,396	67,180	71,703	63,922	66,634	68,995	70,721
Amortization of acquired developed technology	1,314	1,729	1,729	1,729	1,466	1,512	1,505	1,519

Gross profit	39,809	37,616	31,790	32,303	31,209	39,373	37,689	34,003
Operating expenses:
Research and development	20,194	21,218	17,630	17,502	17,571	16,593	16,000	14,395
Sales and marketing	10,280	10,492	9,178	10,056	8,781	9,068	9,439	8,834
General and administrative	8,629	12,768	10,871	7,991	12,164	8,871	7,092	7,514
Acquired in-process research and development	—	—	—	—	5,770	—	—	—
Amortization of purchased intangibles	280	488	490	490	277	925	313	299
Impairment of goodwill and intangible assets	45,433	—	—	—	—	—	—	—

Total operating expenses	84,816	44,966	38,169	36,039	44,563	35,457	32,844	31,042
Income (loss) from operations	$(45,007)	$(7,350)	$(6,379)	$(3,736)	$(13,354)	$3,916	$4,845	$2,961
Interest income	1,352	1,501	1,537	1,415	1,882	1,668	1,399	1,255
Interest expense	(4,341)	(4,291)	(4,358)	(4,246)	(4,152)	(4,071)	(3,900)	(3,921)
Loss on convertible debt exchange	—	—	—	—	—	—	(31,606)	—
Other income (expense), net	(560)	310	85	(133)	431	(345)	(440)	(370)

Income (loss) before income taxes and cumulative effect of change in accounting principle	(48,556)	(9,830)	(9,115)	(6,700)	(15,193)	1,168	(29,702)	(75)
Provision for income taxes	150	807	655	621	780	772	627	631

Income (loss) before cumulative effect of change in accounting principle	(48,706)	(10,637)	(9,770)	(7,321)	(15,973)	396	(30,329)	(706)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(1,213)

Net income (loss)	$(48,706)	$(10,637)	$(9,770)	$(7,321)	$(15,973)	$396	$(30,329)	$507

Net income (loss) per share basic:
Before effect of accounting change	$(0.16)	$(0.03)	$(0.03)	$(0.02)	$(0.05)	$0.00	$(0.10)	$(0.00)
Cumulative effect of change in accounting principle	$—	$—	$—	$—	$—	$—	$—	$(0.00)
Net income (loss)	$(0.16)	$(0.03)	$(0.03)	$(0.02)	$(0.05)	$0.00	$(0.10)	$0.00
Net income (loss) per share diluted:
Before effect of accounting change	$(0.16)	$(0.03)	$(0.03)	$(0.02)	$(0.05)	$0.00	$(0.10)	$(0.00)
Cumulative effect of change in accounting principle, net of tax	$—	$—	$—	$—	$—	$—	$—	$(0.00)
Net income (loss)	$(0.16)	$(0.03)	$(0.03)	$(0.02)	$(0.05)	$0.00	$(0.10)	$0.00
Shares used in computing net income (loss) per share:
Basic	308,786	308,663	308,635	308,634	308,623	308,538	307,558	306,499
Diluted	308,786	308,663	308,635	308,634	308,623	324,350	307,558	323,845

ANNEX A

AGREEMENT AND PLAN OF MERGER

among

FINISAR CORPORATION,
a Delaware corporation
("Finisar"),

FIG COMBINATION CORPORATION,
a Delaware corporation and wholly-owned
subsidiary of Finisar,

and

OPTIUM CORPORATION,
a Delaware corporation

Dated as of May 15, 2008

A-i

A-ii

EXHIBITS

Exhibit A	Form of Optium Voting Agreement
Exhibit B	Form of Finisar Voting Agreement
Exhibit C	Form of Certificate of Incorporation

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of May 15, 2008 by and among Finisar Corporation, a Delaware corporation ("Finisar"), Fig Combination Corporation, a Delaware corporation and a wholly-owned subsidiary of Finisar ("Sub"), and Optium Corporation, a Delaware corporation ("Optium").

RECITALS

        A.    The Boards of Directors of Finisar, Sub and Optium deem it advisable and in the best interests of each corporation and its respective stockholders that Finisar and Optium combine in order to advance the long-term business interests of Finisar and Optium;

        B.    The combination of Finisar and Optium shall be effected by the terms of this Agreement through a transaction in which Sub will merge with and into Optium (the "Merger");

        C.    Contemporaneously with the execution and delivery of this Agreement, and as a condition and inducement to Finisar's willingness to enter into this Agreement, certain stockholders of Optium have entered into Voting Agreements in the form attached hereto as Exhibit A pursuant to which they have agreed to vote their shares in favor of the adoption and approval of the Merger (the "Optium Voting Agreements");

        D.    Contemporaneously with the execution and delivery of this Agreement, and as a condition and inducement to Optium's willingness to enter into this Agreement, certain stockholders of Finisar have entered into Voting Agreements in the form attached hereto as Exhibit B pursuant to which they have agreed to vote their shares in favor of the adoption and approval of the Merger (the "Finisar Voting Agreements"); and

        E.    For U.S. federal income tax purposes, it is intended that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(A) and (2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

ARTICLE I
THE MERGER

        Section 1.1    Effective Time of the Merger.    Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") in such form as is required by the relevant provisions of the Delaware General Corporation Law (the "DGCL") shall be duly prepared and executed by the Surviving Corporation (as defined in Section 1.3) and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL, on the Closing Date (as defined in Section 1.2). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as is agreed to by the parties and set forth in the Certificate of Merger (the "Effective Time").

        Section 1.2    Closing.    The closing of the Merger (the "Closing") will take place at 1:00 p.m., Pacific Time, on a date to be specified by Finisar and Optium, which shall be no later than the first business day after satisfaction of the latest to occur of the conditions set forth in Sections 7.1, 7.2(b) (other than the delivery of the officers' certificate referred to therein) and 7.3(b) (other than the delivery of the officers' certificate referred to therein), provided that the other closing conditions set forth in Article VII have been satisfied or waived as provided in Article VII at or prior to the Closing (the "Closing Date"), at the offices of DLA Piper US LLP, 2000 University Avenue, Palo Alto, CA 94303, unless another date or place is agreed to in writing by Finisar and Optium.

        Section 1.3    Effects of the Merger.

        (a)   At the Effective Time (i) Sub shall be merged with and into Optium, the separate existence of Sub shall cease and Optium shall continue as the surviving corporation (Sub and Optium are sometimes referred to below as the "Constituent Corporations" and Optium is sometimes referred to below as the "Surviving Corporation"), (ii) the Certificate of Incorporation of Optium, as in effect immediately prior to the Effective Time (the "Certificate of Incorporation"), shall be amended in its entirety to read as set forth on Exhibit C hereto and, as so amended, shall be the Certificate of Incorporation of the Surviving Corporation until amended as provided by Law (as defined in Section 9.3) and such Certificate of Incorporation, and (iii) the Bylaws of Optium as in effect immediately prior to the Effective Time shall be amended and restated to conform to the Bylaws of Sub as in effect immediately prior to the Effective Time.

        (b)   At and after the Effective Time, the effects of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all property, rights, privileges, powers and franchises of Optium and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Optium and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.4    Directors and Officers.    The directors and officers of Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, each of whom will hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

ARTICLE II
CONVERSION OF SECURITIES

        Section 2.1    Conversion of Capital Stock.    As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of Common Stock, $.0001 par value, of Optium ("Optium Common Stock") or the holder of capital stock of Sub:

          (a)    Cancellation of Treasury Stock and Finisar-Owned Stock.    Any shares of Optium Common Stock that are held by Optium or any wholly-owned Subsidiary (as defined in Section 9.3) of Optium or held in Optium's treasury and any shares of Optium Common Stock that are owned by Finisar, Sub or any other wholly-owned Subsidiary of Finisar shall be cancelled and retired and shall cease to exist, and no stock of Finisar or other consideration shall be delivered in exchange therefor.

          (b)    Conversion of Optium Common Stock.    Subject to Section 2.2, each issued and outstanding share of Optium Common Stock (other than shares to be cancelled in accordance with Section 2.1(a)) shall be converted into the right to receive 6.262 fully paid and nonassessable shares of Common Stock, $.001 par value, of Finisar ("Finisar Common Stock") (the "Exchange Ratio"). The Exchange Ratio shall be adjusted, as appropriate, to reflect any stock split, stock dividend or similar transaction effected with respect to Finisar Common Stock or Optium Common Stock between the date hereof and the Effective Time. All such shares of Optium Common Stock, when so converted, shall no longer be outstanding and shall automatically cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Finisar Common Stock, and any cash in lieu of fractional shares of Finisar Common Stock, to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest.

          (c)    Sub Common Stock.    Each issued and outstanding share of the common stock, $.001 par value, of Sub ("Sub Common Stock") shall be converted into one share of common stock of the Surviving Corporation.

          (d)    Optium Stock Options, RSUs and Warrants.    At the Effective Time, all then outstanding options to purchase Optium Common Stock (each an "Optium Option") issued under Optium's 2006 Stock Option and Incentive Plan and related Israeli Addendum to such plan and Optium's 2000 Stock Incentive Plan (collectively, the "Optium Option Plans"), all then outstanding restricted stock units ("RSUs") representing the right to receive at a future date or dates shares of Optium Common Stock (each an "Optium RSU Award"), and all then outstanding warrants to purchase Optium Common Stock (each an "Optium Warrant"), not exercised as of the Effective Time will be assumed by Finisar in accordance with Section 6.13.

        Section 2.2    Exchange of Certificates.    The procedures for exchanging outstanding shares of Optium Common Stock for Finisar Common Stock pursuant to the Merger are as follows:

          (a)    Exchange Agent; Deposit of Exchange Fund.    On or prior to the Closing Date, Finisar shall select a reputable bank or trust company reasonably acceptable to Optium (the "Exchange Agent"). At or as promptly as practicable (and in any event within two (2) business days) after the Effective Time, Finisar shall deposit with the Exchange Agent, for the benefit of the holders of shares of Optium Common Stock, for exchange for their shares of Optium Common Stock in accordance with this Section 2.2 (i) certificates evidencing the shares of Finisar Common Stock issuable pursuant to Section 2.1(b) and (ii) cash in an amount sufficient to permit payment of cash in lieu of fractional shares pursuant to Section 2.2(f), together with any dividends or distributions with respect thereto (such shares and cash, the "Exchange Fund").

          (b)    Exchange Procedures.    As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Optium Common Stock (each a "Certificate" and, collectively, the "Certificates") whose shares were converted pursuant to Section 2.1 into the right to receive shares of Finisar Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Finisar and Optium may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Finisar Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Finisar, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor (A) a certificate representing the number of whole shares of Finisar Common Stock to which the holder is entitled pursuant to Section 2.1(b) and (B) cash (without interest) in lieu of fractional shares as provided in Section 2.2(f). The Certificate so surrendered shall immediately be cancelled. In the event of a transfer of ownership of Optium Common Stock which is not registered in the transfer records of Optium, a certificate representing the proper number of shares of Finisar Common Stock to which the registered holder is entitled may be issued to a transferee if the Certificate representing such Optium Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Finisar Common Stock (and cash in lieu of any fractional shares of Finisar Common Stock as contemplated by this Section 2.2).

          (c)    Lost, Destroyed or Stolen Certificates.    The instructions for effecting the surrender of the Certificates shall set forth procedures that must be taken by the holder of any Certificate that has been lost, destroyed or stolen. It shall be a condition to the right of such holder to receive a certificate representing shares of Finisar Common Stock as set forth in Section 2.2(b) that the Exchange Agent shall have received, along with the letter of transmittal, a duly executed lost certificate affidavit, including an agreement to indemnify Finisar, signed exactly as the name or names of the registered holder or holders appeared on the books of Finisar immediately prior to the Effective Time, together with (i) such reasonable bond in an amount as Finisar or the Exchange Agent may reasonably request and (ii) such other documents as Finisar or the Exchange Agent may reasonably require in connection therewith.

          (d)    Distributions with Respect to Unexchanged Shares.    No dividends or other distributions declared or made after the Effective Time with respect to Finisar Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Finisar Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(f) until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable Law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Finisar Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Finisar Common Stock to which such holder is entitled pursuant to Section 2.2(f) and the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Finisar Common Stock, and (ii) at the appropriate payment date, and without duplicating any payment made under clause (i) above, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Finisar Common Stock.

          (e)    No Further Ownership Rights in Optium Common Stock.    The shares of Finisar Common Stock issued upon the surrender for exchange of shares of Optium Common Stock in accordance with the terms hereof (including any cash paid pursuant to Sections 2.2(d) or (f)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Optium Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Optium on such shares of Optium Common Stock in accordance with the terms of this Agreement on or prior to the date hereof and which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Optium Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.2.

          (f)    No Fractional Shares.    No certificate or scrip representing fractional shares of Finisar Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Finisar. Notwithstanding any other provision of this Agreement, each holder of shares of Optium Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Finisar Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash to the nearest whole cent (without interest) in an amount equal to such fractional part of a share of Finisar Common Stock multiplied by the last reported sale price of Finisar Common Stock, as reported on the NASDAQ Global Select Market, on the last trading day immediately preceding the date of the Effective Time. The parties acknowledge that payment of cash consideration in lieu of issuing fractional shares of Finisar Common Stock was not separately bargained for consideration but represents merely a mechanical rounding off for purposes of simplifying the administrative burden that would otherwise be caused by the issuance of fractional shares of Finisar Common Stock.

          (g)    Termination of Exchange Fund.    Any portion of the Exchange Fund which remains undistributed to the stockholders of Optium one hundred eighty (180) days after the Effective Time shall be delivered to Finisar, upon demand, and any stockholders of Optium who have not previously complied with this Section 2.2 shall thereafter look only to Finisar for payment of their claim for shares of Finisar Common Stock (including cash in lieu of any fractional shares), and any dividends or distributions with respect to Finisar Common Stock.

          (h)    No Liability.    To the fullest extent permitted by applicable Law, neither Finisar nor the Surviving Corporation shall be liable to any holder of shares of Optium Common Stock or Finisar Common Stock, as the case may be, for the delivery of such shares (or cash in lieu of fractional shares or dividends or distributions with respect thereto) to a public official pursuant to any applicable abandoned property, escheat or similar Law.

          (i)    Withholding.    Each of Finisar, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Optium Common Stock such amounts as are required to be deducted or withheld under the Code or any provision of state, local or foreign Tax Law with respect to the making of such payment (including withholding shares of Finisar Common Stock). Any such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Optium Common Stock in respect of whom such deduction and withholding was made.

        Section 2.3    Tax Consequences.    It is intended by the parties hereto that, for U.S. federal income tax purposes, the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(A) and (2)(E) of the Code and this Agreement shall constitute a "plan of reorganization" within the meaning of United States Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF OPTIUM

        As an inducement for Finisar and Sub to enter into this Agreement, Optium makes the following representations and warranties to Finisar and Sub, subject to the exceptions set forth in the disclosure schedule delivered by Optium to Finisar on or before the date of this Agreement (the "Optium Disclosure Schedule"). The Optium Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered Sections and subsections of this Article III; provided, however, that a matter disclosed in reference to any particular Section or subsection will be deemed to be disclosed for purposes of any other Sections or subsections of this Agreement, even if there is no express cross-reference, if the matter is disclosed in such a way to make its relevance to such other Sections or subsections readily apparent.

        Section 3.1    Organization and Good Standing.

        (a)   Optium and each of its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the Law of the jurisdiction of its organization, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted. Neither Optium nor any of its Subsidiaries is in violation of any of the provisions of its respective certificate of incorporation or bylaws or equivalent organizational documents. Optium and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a Material Adverse Effect (as defined in Section 9.3) on Optium. Optium has made available to Finisar a true, accurate and complete copy of the certificate of incorporation and bylaws or equivalent organizational documents, as applicable, of Optium and each of its Subsidiaries, each as amended to date (the "Optium Charter Documents"), and each Optium Charter Document is in full force and effect, has not been amended or modified and has not been terminated, superseded or revoked.

        (b)   The Optium Disclosure Schedule contains a list of each of Optium's Subsidiaries and the jurisdiction of its organization. Except for their interest in such Optium Subsidiaries, neither Optium nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any such equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

        Section 3.2    Optium Capital Structure.

        (a)   The authorized capital stock of Optium consists of One Hundred Million (100,000,000) shares of Optium Common Stock and 5,000,000 shares of Undesignated Preferred Stock, $0.0001 par value ("Optium Preferred Stock"). As of the close of business on May 13, 2008, (i) 25,558,775 shares of Optium Common Stock were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable; (ii) no shares of Optium Preferred Stock were issued or outstanding; (iii) 1,494,085 shares of Optium Common Stock were held in the treasury of Optium or by Subsidiaries of Optium; (iv) 2,888,385 shares of Optium Common Stock were reserved for issuance upon the exercise of outstanding Optium Options and the exercise, settlement or conversion of outstanding Optium RSU Awards granted under the Optium Option Plans; (v) 249,570 shares of Optium Common Stock were reserved for future issuance under the Optium Option Plans; and (vi) 48,981 shares of Optium Common Stock were reserved for issuance upon exercise of the Optium Warrants. All shares of Optium Common Stock subject to issuance as specified above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Optium or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Optium Common Stock or the capital stock of any Optium Subsidiary or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of such Subsidiaries entered into in the ordinary course of business.

        (b)   All of the outstanding shares of capital stock of each of Optium's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Optium and/or one or more Optium Subsidiaries free and clear of all security interests, claims, pledges, agreements, limitations on Optium's voting rights, charges or other encumbrances of any nature.

        (c)   Except as set forth in this Section 3.2, there are (i) no equity securities of any class of Optium or any of its Subsidiaries, or any securities exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding, and (ii) no outstanding options, warrants, RSUs, equity securities, calls, rights, commitments or agreements of any character to which Optium or any of its Subsidiaries is a party or by which any of them are bound obligating Optium or any of its Subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any equity securities of Optium or any of its Subsidiaries or obligating Optium or any of its Subsidiaries to grant, extend, accelerate the vesting of or otherwise amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. There are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of Optium (A) between or among Optium and any of its stockholders or (B) to Optium's knowledge, among any of Optium's stockholders, except for the Optium Voting Agreements.

        (d)   All outstanding shares of Optium Common Stock, all Optium Options and Optium RSU Awards outstanding under the Optium Option Plans and all Optium Warrants have been issued and granted in compliance with (i) all applicable securities Laws and (ii) all requirements set forth in any plans, contracts or agreements providing for the issuance or grant of such securities.

        Section 3.3    Authority; No Conflict; Required Filings and Consents.

        (a)   Optium has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. Assuming the accuracy of the representations set forth in Section 4.24, the execution and delivery of this Agreement by Optium and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Optium, subject only to the adoption and approval of this Agreement and the Merger by the affirmative vote of a majority of the outstanding shares of Optium Common Stock (the "Optium Stockholder Approval"). The directors of Optium have unanimously approved this Agreement, declared the Merger to be advisable and in the best interests of and fair to Optium's stockholders, and resolved to recommend to the Optium stockholders that such stockholders vote in favor of the adoption of and approval of this Agreement and the Merger (the "Optium Board Recommendation"). This Agreement has been duly executed and delivered by Optium and constitutes the valid and binding obligation of Optium, enforceable against Optium in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy Law and other similar Law affecting creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

        (b)   The execution and delivery of this Agreement by Optium does not, and the consummation by it of the transactions contemplated by this Agreement will not, (i) contravene, conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Optium, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of, or render void, voidable or without further binding effect, any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Optium or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iii) contravene, conflict with or violate any Law applicable to Optium or any of its Subsidiaries or any of their properties or assets, or (iv) result in the creation of any lien, pledge, charge, claim, restriction on transfer, mortgage, security interest or other encumbrances of any sort (collectively, "Liens") upon any of the properties or assets of Optium or its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) for any such conflicts, violations, defaults, terminations, cancellations, accelerations, Liens or other detriments which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on Optium, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

        (c)   No consent, approval, order or authorization of, or registration, declaration or filing with, any government, governmental or regulatory entity or body, department, commission, board, agency or instrumentality, or any administrative or regulatory agency or other governmental or quasi-governmental authority or instrumentality, or any court, tribunal, judicial body, governmental arbitrator or other similar entity or body, in each case whether federal, state, county, provincial or other political subdivision, and whether local, foreign or supranational ("Governmental Entity") is required to be obtained or made by or with respect to Optium or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Optium or the consummation by Optium of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing by Finisar of the Registration Statement (as defined in Section 3.20) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware in accordance with the DGCL and the filing of appropriate documents with the relevant authorities of other states in which Optium or any of its Subsidiaries conduct business or owns assets, (iv) the filing of the Joint Proxy Statement (as defined in Section 3.20) and related proxy materials with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such other filings as are required to be made with the SEC under the Exchange Act in connection with the transactions contemplated by this Agreement, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws and the Laws of any foreign country or under the rules of the NASDAQ Stock Market which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Optium, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Optium, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

        Section 3.4    SEC Filings; Financial Statements; Internal Controls.

        (a)   Optium has timely filed and made available to Finisar all forms, reports and documents required to be filed by Optium with the SEC, other than registration statements on Form S 8 (collectively, the "Optium SEC Reports"). Each of the Optium SEC Reports and any forms, reports or documents filed by Optium with the SEC after the date of this Agreement until the Closing (i) at the time of its filing, complied or will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and (ii) did not or will not at the time of its filing (or if amended or superseded by a subsequent filing, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Optium SEC Report or necessary in order to make the statements in such Optium SEC Report, in the light of the circumstances under which they were made, not misleading. None of Optium's Subsidiaries is required to file any forms, reports or other documents with the SEC.

        (b)   Optium has timely filed and made available to Finisar all certifications and statements required by (i) Rule 13a-14 under the Exchange Act or (y) Sections 302 or 906 of the Sarbanes-Oxley Act of 2002 ("SOX") with respect to any Optium SEC Filing, and all such certifications were true and correct as of the date of the filing thereof. Optium has made available to Finisar all comment letters received by Optium from the Staff of the SEC and all responses to such comment letters filed by or on behalf of Optium. To the knowledge of Optium, no Optium SEC Report is currently the subject of any ongoing review by the SEC. Optium maintains disclosure controls and procedures required by Rule 13a-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning Optium and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of Optium's SEC filings and other public disclosure documents. The Optium Disclosure Schedule lists, and Optium has made available to Finisar, complete and correct copies of, all written descriptions of, and all policies, manuals and other documents promulgating such disclosure controls and procedures. To Optium's knowledge, each director and executive officer of Optium has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 3.4, the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

        (c)   Each of the consolidated financial statements (including, in each case, any related notes) included or incorporated by reference in any of the Optium SEC Reports, and in any forms, reports or documents filed by Optium with the SEC after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted for quarterly reports on Form 10-Q) and fairly present, or will fairly present, in all material respects, the consolidated financial position of Optium and its Subsidiaries as of the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments which were not or will not be expected to be material in amount. The unaudited consolidated balance sheet of Optium as of February 2, 2008, as contained in the Optium SEC Reports, is referred to herein as the "Optium Balance Sheet." The Optium Disclosure Schedule lists, and Optium has made available to Finisar true, accurate and complete copies of the documentation creating or governing, all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S-K) effected by Optium or any of its Subsidiaries since August 1, 2004.

        (d)   Optium maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. Optium maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, without limitation, that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Optium has disclosed, based on the most recent evaluations by its chief executive officer and its chief financial officer, to Optium's outside auditors and the audit committee of Optium's Board of Directors (A) any significant deficiencies or material weaknesses (as such terms are defined in the Public Company Accounting Oversight Board's Auditing Standard No. 2 or No. 5, as applicable) in the design or operation of internal control over financial reporting and (B) any fraud, regardless of whether material, that involves management or other employees who have a significant role in Optium's internal control over financial reporting. Since July 28, 2007, to the knowledge of Optium, neither Optium nor any of its Subsidiaries nor any director, officer, employee, auditor, accountant or other Representative (as defined in Section 6.1) of Optium or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Optium or any of its Subsidiaries, including any complaint, allegation, assertion or claim that Optium or any of its Subsidiaries has a material weakness in its internal control over financial reporting.

        (e)   Optium is in compliance in all material respects with all current listing and corporate governance requirements of the NASDAQ Global Market and is in compliance in all material respects with all applicable rules, regulations and requirements of SOX.

        Section 3.5    Absence of Undisclosed Liabilities.    Except as disclosed in the Optium SEC Reports, Optium and its Subsidiaries do not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP) other than (i) liabilities reflected in the Optium Balance Sheet, (ii) liabilities specifically described in this Agreement or in the Optium Disclosure Schedule, or incurred in connection with the transactions contemplated hereby, and (iii) normal or recurring liabilities incurred since the date of the Optium Balance Sheet in the ordinary course of business consistent with past practices, and with respect to this clause (iii), none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Optium.

        Section 3.6    Absence of Certain Changes or Events.    Since the date of the Optium Balance Sheet, Optium and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been: (i) any damage, destruction or loss (whether or not covered by insurance) with respect to Optium or any of its

Subsidiaries which has had or is reasonably expected to have a Material Adverse Effect on Optium; (ii) any material change by Optium in its accounting methods, principles or practices or its Tax methods, practices or elections; (iii) any material revaluation by Optium of any of its assets, including, without limitation, writing down the value of intangible assets or inventory or writing off notes or accounts receivable other than in the ordinary course of business; (iv) any other action or event that has had or would reasonably be expected to have a Material Adverse Effect on Optium; or (v) any other action or event that would have required the consent of Finisar pursuant to Section 5.1 had such action or event occurred after the date of this Agreement.

        Section 3.7    Taxes.

        (a)   For purposes of this Agreement:

            (i)  "Tax" or, collectively, "Taxes," refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity; and

           (ii)  "Return" means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any taxing authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with applicable Law relating to any Tax.

        (b)   Optium and each of its Subsidiaries has prepared and timely filed, or has had prepared and timely filed on its behalf, all Returns required to be filed with any taxing authority, and such Returns are true, accurate and complete in all material respects.

        (c)   As of the Effective Time, Optium and each of its Subsidiaries (i) will have paid, or will have had paid on its behalf, all Taxes it is required to pay prior to the Effective Time and (ii) will have withheld and remitted to the appropriate taxing authority all Taxes that are required to be withheld and remitted by it prior to the Effective Time.

        (d)   There is no Tax deficiency outstanding, proposed or assessed against Optium or any of its Subsidiaries that is not reflected as a liability on the Optium Balance Sheet, nor has Optium or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. Optium does not have any material liabilities for unpaid federal, state, local or foreign Taxes that have not been accrued for or reserved on the Optium Balance Sheet, whether asserted or unasserted, contingent or otherwise (other than Taxes that have accrued subsequent to the date of the Optium Balance Sheet in the ordinary course and consistent with past practices).

        (e)   Optium is not a party to any income tax-sharing agreement or similar arrangement with any other party, and Optium has not assumed or agreed to pay any Tax obligations of, or with respect to any transaction relating to, any other person or agreed to indemnify any other person with respect to any Tax. Neither Optium nor any of its Subsidiaries (i) has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (other than the group of which Optium is the common parent corporation), or (ii) has any liability for the Taxes of any person (other than Optium and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract or otherwise.

        (f)    No Returns of Optium or any of its Subsidiaries are currently being audited by a government or taxing authority, nor is any such audit pending, and Optium has not been notified of any request for such an audit or other examination. There is currently no effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes with respect to Optium or any of its Subsidiaries.

        (g)   Neither Optium nor any of its Subsidiaries is a party to any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Optium or any of its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

        (h)   Neither Optium nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

        (i)    Neither Optium nor any of its Subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481 of the Code by reason of any change in accounting method as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

        (j)    There are no Liens on the assets of Optium relating to or attributable to Taxes, other than Liens for Taxes not yet due and payable.

        (k)   Optium has not received any notice from any taxing authority in a jurisdiction where either Optium or any of its Subsidiaries has not filed Returns that Optium or any of its Subsidiaries may be subject to taxation in such jurisdiction.

        (l)    Neither Optium nor any of its Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(1).

        Section 3.8    Assets and Property.

        (a)   Optium and its Subsidiaries have good and valid title to all property and assets that is reflected on the Optium Balance Sheet as owned by them or that has been acquired after the date thereof (except for property and assets sold or otherwise disposed of in the ordinary course of business since the date thereof), free and clear of all Liens except such imperfections or irregularities of title or Liens as do not affect the use of the properties or assets subject thereto or affected thereby or otherwise impair business operations at such properties, in either case in such a manner as to have a Material Adverse Effect on Optium.

        (b)   Optium and each of its Subsidiaries own or lease all tangible assets and properties which are material to the conduct of their respective business as currently conducted (the "Optium Material Tangible Assets"). The Optium Material Tangible Assets, taken as a whole, are adequate for the uses to which they are being put and are in good operating condition and repair. Neither Optium nor any of its Subsidiaries is in default under or in breach or violation of, nor is there any basis for any claim of default by Optium or any of its Subsidiaries under, or breach or violation by Optium or any of its Subsidiaries of, any lease for Optium Material Tangible Assets. All such leases to which Optium or any of its Subsidiaries is a party are in full force and effect and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        (c)   The Optium Disclosure Schedule sets forth a true, accurate and complete list of all real property leased, subleased or otherwise occupied by Optium or any of its Subsidiaries (collectively, the

"Optium Facilities"). Optium owns no real property. The Optium Facilities are not subject to any encumbrances, encroachments, building or use restrictions, exceptions, reservations or limitations, except those which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Optium, or prevent any continued use of any of the Optium Facilities in the usual and normal conduct of Optium's business. There are no governmental or other restrictions which would prevent Finisar or Optium from conducting business operations in Optium Facilities in the manner currently conducted. There are not pending or, to Optium's knowledge, threatened condemnation proceedings relating to any of the Optium Facilities. Neither Optium nor any of its Subsidiaries is in default under or in breach or violation of, nor is there any basis for any claim of default by Optium or any of its Subsidiaries under, or breach or violation by Optium or any of its Subsidiaries of, any real property lease for Optium Facilities. To Optium's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any such party under, or breach or violation by any such party of, any such lease. All such real property leases for Optium Facilities currently occupied or leased by Optium or any of its Subsidiaries are in full force and effect and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        Section 3.9    Intellectual Property.

        (a)   Optium and its Subsidiaries exclusively own, free and clear of all Liens (other than non-exclusive licenses granted in the ordinary course) and without future payment to any person, all patents, trademarks, trade names, service marks, copyrights and mask work rights, all applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask work rights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are used in the businesses of Optium and its Subsidiaries as currently conducted (all of which are referred to as the "Optium Intellectual Property Rights"), other than Optium Licensed Intellectual Property (as defined in Section 3.9(b)).

        (b)   The Optium Disclosure Schedule contains a complete and accurate list of (i) all U.S. and foreign patents and patent applications, all trademarks, trade names, service marks and mask work rights and all registered copyrights and domain name registrations and applications therefor included in the Optium Intellectual Property Rights, including the jurisdictions in which each such Optium Intellectual Property Right has been issued or registered or in which any application for such issuance or registration has been filed, (ii) all material licenses, sublicenses, distribution agreements and other agreements to which Optium or any of its Subsidiaries is a party and pursuant to which any person is authorized to use any Optium Intellectual Property Rights (other than agreements with customers in the ordinary course) or has the right to manufacture, reproduce, market or exploit any product of Optium or any of its Subsidiaries (an "Optium Product") or any adaptation, translation or derivative work based on any Optium Product or any portion thereof, (iii) all licenses, sublicenses and other agreements to which Optium or any of its Subsidiaries is a party and pursuant to which Optium or any of its Subsidiaries is authorized to use any patents, trademarks, copyrights, trade secrets or other proprietary technology including software (other than standard end-user licenses for software) of any third party which is material to the manufacture of, is material as incorporated in, or forms a material part of any Optium Product or is otherwise material to and used (or is currently proposed to be used) by Optium or its Subsidiaries in the business of Optium as currently conducted, other than generally available commercial software ("Optium Licensed Intellectual Property"), (iv) all material joint development agreements to which Optium or any of its Subsidiaries is a party, and (v) all agreements with, or letters of approval issued by, Governmental Entities or other third parties pursuant to which Optium has obtained or may obtain funding for any research and development activities.

        (c)   The execution and delivery of this Agreement, Optium's compliance with its terms and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any material violation or material breach of or material default under (with or without notice or lapse of time or both), or give rise to any right or license relating to any Optium Intellectual Property Rights, any right of termination, cancellation or acceleration of any Optium Intellectual Property Rights, or a loss of or encumbrance on any Optium Intellectual Property Rights or any material benefit related thereto, or result in or require the creation, imposition or extension of any Lien upon any Optium Intellectual Property Rights or otherwise impair in any material respect the right of Optium or any of its Subsidiaries or any of their customers to use the Optium Intellectual Property Rights in the same manner as such Optium Intellectual Property Rights are currently being used.

        (d)   To the knowledge of Optium, all patents and all registered trademarks, service marks, copyrights and mask work rights issued to Optium or any of its Subsidiaries are valid, subsisting, and enforceable. To the knowledge of Optium, none of the Optium Intellectual Property Rights infringes, misappropriates or conflicts with any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party. To the knowledge of Optium, neither the manufacturing, marketing, licensing or sale of any Optium Product infringes any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party. Optium (i) has not received notice that Optium or any of its Subsidiaries has been sued in any suit, action or proceeding which involves a claim of infringement of any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party and (ii) has no knowledge of any claim challenging or questioning the validity or enforceability of any Optium Intellectual Property Rights or the validity or effectiveness of any license or agreement relating to any Optium Intellectual Property Rights or Optium Licensed Intellectual Property, except for office actions in the ordinary course of prosecution. There is no outstanding order, writ, injunction, decree, judgment or stipulation by or with any court, administrative agency or arbitration panel regarding any patent, copyright, trade secret, trademark, trade name, mask work right or other claim relating to the Optium Intellectual Property Rights to which Optium or any of its Subsidiaries is a party or by which any of them are bound.

        (e)   All designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporated, embodied or reflected in any Optium Product at any stage of its development were written, developed and created solely and exclusively by (i) employees of Optium or one of its Subsidiaries without the assistance of any third party, (ii) employees of Optium or one of its Subsidiaries with the assistance of third parties who assigned ownership of their rights with respect thereto to Optium or such Subsidiary by means of valid and enforceable agreements, or (iii) third parties who assigned ownership of their rights with respect thereto to Optium or one of its Subsidiaries by means of valid and enforceable agreements.

        (f)    Neither Optium, nor any of its Subsidiaries nor, to the knowledge of Optium, any other party to any licensing, sublicensing, distributorship or other similar arrangements with Optium or any of its Subsidiaries relating to the Optium Intellectual Property Rights is in breach of or default under any material obligations under such arrangements.

        (g)   To the knowledge of Optium, no person is infringing on or otherwise violating any right of Optium or any of its Subsidiaries with respect to any Optium Intellectual Property Rights.

        (h)   No current or former employee, officer, director, stockholder, consultant or independent contractor of Optium or any of its Subsidiaries and no university, college or other educational institution, foundation or research center has any right, claim or interest in or with respect to any Optium Intellectual Property Rights. No approval or consent of, or notice to, any Governmental Entity is required to transfer, license, import, export or disclose any Optium Intellectual Property.

        (i)    Optium and each of its Subsidiaries has taken reasonable measures and precautions in accordance with standard industry practices to protect and maintain its rights in all Optium Intellectual Property Rights and to maintain the confidentiality, secrecy and value of all information that constitutes or constituted a trade secret of Optium or any of its Subsidiaries. Optium has and enforces a policy requiring each employee and independent contractor developing intellectual property or having access to confidential information regarding Optium Intellectual Property Rights to execute a proprietary information / confidentiality agreement substantially in a form made available to Finisar, and all such current and former employees and contractors of Optium and its Subsidiaries have executed such an agreement, except where the failure to do so is not reasonably likely to have a Material Adverse Effect on Optium.

        Section 3.10    Certain Contracts.

        (a)   Except as disclosed in the Optium SEC Reports filed prior to the date hereof or as set forth in the Optium Disclosure Schedule, neither Optium nor any of its Subsidiaries is a party to or is bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (ii) which limits the freedom of Optium or any of its Subsidiaries to compete in any line of business, or upon consummation of the Merger will restrict the ability of Finisar and its Subsidiaries to engage in any line of business, in any geographic area or with any person, or which requires exclusive referrals of business or requires Optium or any of its Subsidiaries to offer specified products or services to their customers on a priority or exclusive basis, (iii) with or to a labor union or guild (including any collective bargaining agreement), (iv) which relates to the incurrence of indebtedness in the principal amount of $1,000,000 or more, (v) which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of Optium or any of its Subsidiaries, (vi) which provides any customer of Optium or any of its Subsidiaries with product exclusivity right, (vii) pursuant to which Optium or any of its Subsidiaries is the beneficiary of any material foreign Tax holiday, (viii) which limits in any material respect, the ability of Optium or any of its Subsidiaries to close any facility or terminate any employees, (ix) which is a consulting agreement or service contract which involves the payment of $100,000 or more in annual fees, or (x) which provides for the payment by Optium or any of its Subsidiaries of material payments upon a change of control thereof. Each contract, arrangement, commitment or understanding of the type described in this Section 3.10(a) is referred to herein as an "Optium Material Contract".

        (b)   Neither Optium nor any of its Subsidiaries has breached, or received in writing any claim or threat that it has breached or is otherwise in default under, any of the terms or conditions of any Optium Material Contract in such a manner as would permit any other party to cancel or terminate the same or permit any other party to collect material damages from Optium or any of its Subsidiaries thereunder or limit the freedom of Optium or any of its Subsidiaries (or, following the Merger, Finisar or any of its Subsidiaries) to engage in any line of business or to compete with any person or entity in any geographic area. To Optium's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any such party under, or breach or violation by any such party of, any Optium Material Contract. All Optium Material Contracts are in full force and effect and valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        Section 3.11    Litigation.    Except as described in the Optium SEC Reports, there is no action, suit or proceeding, claim, arbitration, mediation or investigation against Optium or any of its Subsidiaries pending or as to which Optium has received any written notice of assertion, which would be reasonably be expected to have a Material Adverse Effect on Optium, or a material adverse effect on the ability of Optium to consummate the transactions contemplated by this Agreement.

        Section 3.12    Environmental Matters.

        (a)   As used in this Agreement:

            (i)  "Environment" means soil, sediment, surface waters, groundwaters, land, surface or subsurface strata or ambient air.

           (ii)  "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, Liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Entity) alleging liability or potential liability (including, without limitation, potential responsibility for or liability for enforcement costs, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (a) the presence, or any Release or threatened Release, of any Hazardous Materials; (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (c) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from any Release of any Hazardous Materials.

          (iii)  "Environmental Law" means any and all Laws, by-laws, conditions, judicial interpretations thereof, rulings, directives, or judicial or administrative orders, and the requirements of any Governmental Entity having jurisdiction with respect thereto, applicable to the regulation or protection of the Environment, or the protection of human health as it relates to protection of the Environment, including, without limitation, applicable or relating to Releases or threatened Releases of Hazardous Materials, or otherwise applicable or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

          (iv)  "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls ("PCBs") in regulated concentrations; and (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any Environmental Law; and (c) any other chemical, material, substance or waste, which is regulated under any Environmental Law in a jurisdiction in which Optium or any of its Subsidiaries operate.

           (v)  "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the Environment.

          (vi)  "Response Action" means any reporting, investigation, monitoring, management, testing, sampling, containment, removal (including without limitation the removal of underground storage tanks), cleanup, remediation, corrective action or response action with respect to any Hazardous Material required by, or ordered by any Governmental Entity in accordance with, any Environmental Law.

        (b)   Except for matters that have not resulted, and would not reasonably be expected to result, in a Material Adverse Effect on Optium:

            (i)  No Hazardous Material is present, as a result of the actions or omissions of Optium or any of its Subsidiaries, in regulated concentrations requiring Response Action in, on or under any property that Optium or any of its Subsidiaries currently owns, operates, occupies or leases or, to the knowledge of Optium, in, on or under any property that Optium or any of its Subsidiaries has at any time owned, operated, occupied or leased. No underground storage tanks are present under any property that Optium or any of its Subsidiaries currently owns, operates, occupies or leases or, to the knowledge of Optium, any property that Optium or any of its Subsidiaries has at any time owned, operated, occupied or leased. Neither Optium nor any of its Subsidiaries has notified any Governmental Entity or third party, or been required under any Environmental Law to notify any Governmental Entity or third party, of any Release of any Hazardous Material.

           (ii)  At all times, Optium and each of its Subsidiaries has transported, stored, used, manufactured, recycled, disposed of and released Hazardous Materials (collectively, "Hazardous Materials Activities") in material compliance with all Environmental Laws.

          (iii)  Optium and each of its Subsidiaries currently holds all material environmental approvals, permits, licenses, clearances and consents (the "Environmental Permits") necessary for the conduct of its business as such business is currently being conducted, and is in material compliance with all such Environmental Permits. No environmental report or Response Action, and no notification to or approval, consent or authorization from any Governmental Entity with jurisdiction regarding Hazardous Materials, is required to be obtained, either before or after the Effective Time, in connection with any of the transactions contemplated by this Agreement.

          (iv)  No Environmental Claim is pending or, to the knowledge of Optium, threatened, against Optium or any of its Subsidiaries. To the knowledge of Optium, there is no material fact or circumstance, including any Release, which would reasonably be expected to involve Optium or any of its Subsidiaries in any Environmental Claim or impose upon Optium or any of its Subsidiaries any liability arising out of Hazardous Materials Activities.

           (v)  Optium has made available to Finisar all material documents available to Optium relating to material environmental matters concerning Optium and its Subsidiaries or any property now or formerly owned, operated, occupied or leased by Optium or any of its Subsidiaries, whether generated by Optium, any of its Subsidiaries or others, including without limitation environmental audits, environmental risk assessments, site assessments (including without limitation including any ASTM Phase I or Phase II assessments), documentation regarding off-site disposal of Hazardous Materials, and Environmental Permits and material reports and correspondence issued by any Governmental Entity relating to any environmental matters.

        Section 3.13    Employee Benefit Plans.

        (a)   The Optium Disclosure Schedule sets forth a complete and accurate list of all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former United States employee, consultant or director of Optium or any of its Subsidiaries or any trade or business (whether or not incorporated) which is a member or which is under common control with Optium within the meaning of Section 414 of the Code (an "Optium ERISA Affiliate") (together, the "Optium U.S. Employee Plans").

        (b)   With respect to each Optium U.S. Employee Plan, Optium has made available to Finisar, true, accurate and complete copies of such plan (or, if such plan is not in writing, a written summary of its material terms) and, if applicable, all amendments thereto, the most recent trust agreements, the Forms 5500 for the prior three years, the most recent IRS determination or opinion letters, summary plan descriptions, any summaries of material modifications provided to participants since the most recent summary plan descriptions, material notices to participants, funding statements, annual reports and actuarial reports, if applicable, and all correspondence with any Governmental Entity for such plan.

        (c)   With respect to the Optium U.S. Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Optium, there exists no condition or set of circumstances in connection with which Optium could be subject to any material liability under ERISA, the Code or any other applicable Law that would reasonably be expected to have a Material Adverse Effect on Optium.

        (d)   With respect to the Optium U.S. Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the financial statements of Optium that would reasonably be expected to have a Material Adverse Effect on Optium.

        (e)   Each Optium U.S. Employee Plan can be amended, terminated or otherwise discontinued after the Closing Date in accordance with its terms, without liability (other than (i) liability for ordinary administrative expenses typically incurred in a termination event or (ii) if the Optium U.S. Employee Plan is a pension benefit plan (within the meaning of Section 3(2) of ERISA), liability for the accrued benefits as of the date of such termination to the extent that either there are sufficient assets set aside in a trust or insurance contract to satisfy such liability or such liability is reflected on, or incorporated into, the financial statements of Optium. Neither Optium, nor any Optium ERISA Affiliate has any express or implied commitment to modify, change or terminate any Optium U.S. Employee Plan (or establish a new plan, agreement or other arrangement that would be an Optium U.S. Employee Plan if established), other than as required by this Agreement or applicable Law.

        (f)    Neither Optium, nor any Optium ERISA Affiliate, has ever sponsored, participated in, or contributed to any pension plan which is subject to Title IV of ERISA or Section 412 of the Code. No Optium U.S. Employee Plan is a "multiemployer plan" (as defined by Section 3(37) of ERISA). No Optium U.S. Employee Plan has promised or provided, or currently promises or provides, retiree medical or other retiree welfare benefits to any person other than as required by Law.

        (g)   Except as disclosed in Optium SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Optium nor any of its Subsidiaries is a party to any oral or written (i) union or collective bargaining agreement (ii) agreement with any officer or other key employee of Optium or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Optium of the nature contemplated by this Agreement, or (iii) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

        (h)   The Optium Disclosure Schedule sets forth a complete and accurate list of all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee, consultant or director of Optium or any of its Subsidiaries outside the United States (together, the "Optium International Employee Plans"). With respect to each Optium International Employee Plan, Optium has made available to Finisar, true, accurate and complete copies of such plan (or, if such plan is not in writing, a written summary of its material terms) and, if applicable, all amendments thereto, the summary plan descriptions, any summaries of material modifications provided to participants since the most recent summary plan descriptions, material notices to participants, funding statements, annual reports and actuarial reports, if applicable, and all correspondence with any Governmental Entity for such plan. Each Optium International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements of all applicable statutes and regulations. No Optium International Employee Plan has unfunded liabilities that, as of the Effective Date, will not be offset by insurance or fully accrued. Except as required by Law, no condition exists that would prevent Optium or any of its Subsidiaries (or Finisar following the Merger) from terminating or amending any

Optium International Employee Plan at any time for any reason. Neither Optium nor any of its Subsidiaries has any express or implied commitment to modify, change or terminate any Optium International Employee Plan (or establish a new plan, agreement or other arrangement that would be an Optium International Employee Plan if established), other than as required by this Agreement or applicable Law.

        Section 3.14    Employment Law Matters.    Except for matters that have not resulted, and would not reasonably be expected to result in, a Material Adverse Effect on Optium: (a) Optium and each of its Subsidiaries is in compliance with all applicable Law respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, wages and hours; (b) neither Optium nor any of its Subsidiaries is delinquent in any payments to any employee or to any independent contractors, consultants, temporary employees, leased employees or other servants or agents employed or used with respect to the operation of the business of Optium or any of its Subsidiaries and classified by Optium or any of its Subsidiaries as other than an employee or compensated other than through wages paid by Optium or any of its Subsidiaries through its respective payroll department and reported on a form W-4 ("Optium Contingent Workers"), for any wages, salaries, commissions, bonuses, fees or other direct compensation due with respect to any services performed for it to the date hereof or amounts required to be reimbursed to such employees or Optium Contingent Workers; (c) there are no grievances, complaints or charges with respect to employment or labor matters (including, without limitation, allegations of employment discrimination, retaliation or unfair labor practices) pending or, to the knowledge of Optium, threatened against Optium or any of its Subsidiaries in any judicial, regulatory or administrative forum, under any private dispute resolution procedure or internally; (d) none of the employment policies or practices of Optium or any of its Subsidiaries is currently being audited or investigated, or to the knowledge of Optium, subject to imminent audit or investigation by any Governmental Entity; (e) neither Optium nor any of its Subsidiaries is, or within the last three (3) years has been, subject to any order, decree, injunction or judgment by any Governmental Entity or private settlement contract in respect of any labor or employment matters; (f) Optium and each of its Subsidiaries is in material compliance with the requirements of the Immigration Reform Control Act of 1986 and similar Law regarding employment of workers who are not citizens of the country in which services are performed; (g) all employees of Optium and each of its Subsidiaries are employed at-will and no such employees are subject to any contract with Optium or any of its Subsidiaries or any policy or practice of Optium or any of its Subsidiaries providing for right of notice of termination of employment or the right to receive severance payments or similar benefits upon the termination of employment by Optium or any of its Subsidiaries; (h) to the extent that any Optium Contingent Workers are employed, Optium and each of its Subsidiaries has properly classified and treated them in accordance with applicable Law and for purposes of all employee benefit plans and perquisites, and (i) neither Optium nor any of its Subsidiaries has experienced a "plant closing," "business closing," or "mass layoff" as defined in the Worker Adjustment and Retraining Notification Act (the "WARN Act") or any similar Law affecting any site of employment of Optium or any of its Subsidiaries or one or more facilities or operating units within any site of employment or facility of Optium or any of its Subsidiaries, and, during the ninety (90)-day period preceding the date hereof, no employee has suffered an "employment loss," as defined in the WARN Act, with respect to Optium or any of its Subsidiaries.

        Section 3.15    Compliance with Laws.    Optium and each of its Subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to and has no claim pending against it for violation of any Law with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not reasonably be expected to have a Material Adverse Effect on Optium.

        Section 3.16    Interested Party Transactions.    Except as set forth in the Optium SEC Reports, since August 1, 2004, no event has occurred that would be required to be reported by Optium as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

        Section 3.17    Insurance.    Optium and its Subsidiaries are covered by insurance policies of the type and in amounts customary for companies of similar size and financial condition. All such policies are in full force and effect, all premiums due thereon have been paid and Optium and its Subsidiaries have complied with the provisions of such policies. Optium and its Subsidiaries have not been advised of any defense to coverage in connection with any claim to coverage asserted or noticed by Optium or its Subsidiaries under or in connection with any of their insurance policies. Neither Optium nor any of its Subsidiaries have received any written notice from or on behalf of any insurance carrier issuing policies or binders relating to or covering Optium or any of its Subsidiaries that there will be a cancellation or non-renewal of existing policies or binders, or that alteration of any equipment or any improvements to real estate occupied by or leased to or by Optium or its Subsidiaries, purchase of additional equipment, or material modification of any of the methods of doing business, will be required.

        Section 3.18    Optium Products.

        (a)   Except as would not reasonably be expected to have a Material Adverse Effect on Optium, and except for normal returns in the ordinary course of business against which Optium has made adequate reserves, each Optium Product developed or distributed by Optium or any of its Subsidiaries, whether currently distributed or currently under development, conforms and complies in all material respects with the terms and requirements of any applicable specifications, the agreement related to such Optium Product and with all applicable legal requirements.

        (b)   Except as would not reasonably be expected to have a Material Adverse Effect on Optium, and except for normal returns in the ordinary course of business, no customer or other person has asserted or, to the knowledge of Optium, threatened to assert any claim against Optium or any of its Subsidiaries (i) under or based upon any warranty provided by or on behalf of Optium or any of its Subsidiaries, or (ii) under or based upon any other warranty relating to any Optium Product.

        (c)   Except as would not reasonably be expected to have a Material Adverse Effect on Optium, and except for defects attributable to specifications provided by customer of which Optium has no knowledge, each Optium Product was free of any design defect or other defect or deficiency at the time it was sold or otherwise made available, other than any bug that would not adversely affect in any material respect such Optium Product.

        (d)   To the knowledge of Optium and except as would not reasonably be expected to have a Material Adverse Effect on Optium, there are no facts which could give rise to a epidemic defect, product recall or hazard condition in an Optium Product or a customer product in which such Optium Product is incorporated. All installation services, repair services, maintenance services, support services, training services, upgrade services and other services that have been performed by Optium and its Subsidiaries were performed properly and in full conformity with the terms and requirements of all applicable warranties and other contracts and with all applicable legal requirements.

        (e)   Except as would not reasonably be expected to have a Material Adverse Effect on Optium, no product liability claims have been threatened, alleged or filed against Optium or any of its Subsidiaries related to any Optium Product.

        Section 3.19    Export Control Requirements.    Except as disclosed in the Optium SEC Filings or as would not reasonably be expected to have a Material Adverse Effect on Optium:

        (a)   Optium and each of its Subsidiaries has complied with all export control requirements prescribed by Law regarding any export of its products or technology, including the Export

Administration Regulations ("EAR") maintained by the U.S. Department of Commerce and the International Traffic in Arms Regulations ("ITAR") maintained by the Department of State;

        (b)   The respective businesses of Optium and its Subsidiaries, as currently conducted, do not require Optium or any of its Subsidiaries to obtain a license from the United States Departments of Commerce or State or an authorized body thereof under ITAR or EAR or other Law regulating the development, commercialization or export of technology; and

        (c)   Neither Optium nor any of its Subsidiaries has received any correspondence from the export control authorities in any country, including the U.S. Departments of Commerce or State, regarding any pre-penalty notice, notice of penalty, subpoena or request for documents, or notice of audit, investigation or inquiry by a special agent or other export control agent or official.

        Section 3.20    Rights Plan; DGCL Section 203.    Optium does not now, nor has it ever had, any shareholder rights plan or "poison pill" in effect, including without limitation any agreement with a third party trust or fiduciary entity with respect thereto. Prior to the execution of this Agreement and the Optium Voting Agreements, the Board of Directors of Optium approved this Agreement and the Optium Voting Agreements and, assuming the accuracy of the representations set forth in Section 4.24, Optium has taken all other requisite action such that the restrictions of Section 203 of the DGCL will not apply to the Merger, this Agreement, the Optium Voting Agreements or the transactions contemplated hereby and thereby. No other antitakeover Law of any Governmental Entity are applicable to the Merger, this Agreement, the Optium Voting Agreements or the transactions contemplated hereby and thereby.

        Section 3.21    Registration Statement; Joint Proxy Statement/Prospectus.    The information supplied or to be supplied by Optium for inclusion in the registration statement on Form S 4 pursuant to which shares of Finisar Common Stock issuable in the Merger will be registered with the SEC (the "Registration Statement") shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by Optium for inclusion in the joint proxy statement/prospectus (the "Joint Proxy Statement") to be sent to the stockholders of Optium in connection with the meeting of Optium's stockholders to consider this Agreement and the Merger (the "Optium Stockholders' Meeting") and in connection with the meeting of Finisar's stockholders to consider the issuance of shares of Finisar Common Stock pursuant to the Merger (the "Finisar Stockholders' Meeting") shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Optium or Finisar, at the time of the Optium Stockholders' Meeting, at the time of the Finisar Stockholders' Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Optium Stockholders' Meeting or the Finisar Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Optium or any of its Affiliates, officers or directors should be discovered by Optium which is required to be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Optium shall promptly inform Finisar.

        Section 3.22    Opinion of Financial Advisor.    The Board of Directors of Optium has received the written opinion of its financial advisor, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), to the effect that, as of the date of such opinion and subject to the assumptions, qualifications, and limitations set forth therein, the Exchange Ratio was fair to the holders of Optium Common Stock from a financial point of view and such opinion has not been withdrawn or modified (except for any nonsubstantive and otherwise immaterial modification) by Morgan Stanley prior to the execution of this Agreement. A complete and correct copy of such opinion will have been made available to Finisar solely for informational purposes as promptly as practicable after having first been delivered to Optium.

        Section 3.23    Corporate Documents.    Optium has made available to Finisar, or its Representatives, for its examination complete and correct copies of (i) the certificate of incorporation and bylaws (or equivalent organizational documents, as applicable) of Optium and each of its Subsidiaries, (ii) the minute books of Optium containing all records required to be set forth of all proceedings, consents, actions, and meetings of the stockholders, the Board of Directors and any committees thereof and (iii) the charters of each committee of Optium's Board of Directors and any code of conduct or similar policy adopted by Optium. The corporate minute books and other corporate records of Optium are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in such books and records were duly and validly taken in material compliance with the Law of the applicable jurisdiction. Optium has delivered or made available to Finisar or its Representatives complete and correct copies of all documents which are referred to in this Article III or in the Optium Disclosure Schedule.

        Section 3.24    Ownership.    Neither Optium nor any of its Affiliates or associates has been an interested stockholder of Finisar for purposes of Section 203 of the DGCL at any time within three (3) years prior to the date of this Agreement (other than pursuant to the Optium Voting Agreements).

        Section 3.25    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article III, each of Finisar and Sub acknowledges that neither Optium nor any person on behalf of Optium makes any other express or implied representation or warranty with respect to Optium or any of its Subsidiaries or with respect to any other information provided or made available to any of Finisar or Sub or their Affiliates in connection with the transactions contemplated by this Agreement. Neither Optium nor any other person will have or be subject to any liability or indemnification obligation to any of Finisar or Sub or any other person resulting from the distribution to Finisar or Sub, or Finisar's or Sub's use of, any such information, including any information, documents, projections, forecasts or other material made available to Finisar or Sub in certain "data rooms" or management presentations or otherwise in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article III. Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve Optium or any other person from liability for fraud.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF FINISAR AND SUB

        As an inducement for Optium to enter into this Agreement, Finisar and Sub make the following representations and warranties to Optium, subject to the exceptions set forth in the disclosure schedule delivered by Finisar to Optium on or before the date of this Agreement (the "Finisar Disclosure Schedule"). The Finisar Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered Sections and subsections of this Article IV; provided, however, that a matter disclosed in reference to any particular Section or subsection will be deemed to be disclosed for purposes of any other Sections or subsections of this Agreement, even if there is no express cross-reference, if the matter is disclosed in such a way to make its relevance to such other Sections or subsections readily apparent.

        Section 4.1    Organization and Good Standing.

        (a)   Finisar, Sub and each of Finisar's other Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the Law of the jurisdiction of its organization, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted. None of Finisar, Sub or any other Finisar Subsidiary is in violation of any of the provisions of its respective certificate of incorporation or bylaws or equivalent organizational documents. Each of Finisar and Sub and Finisar's other Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Finisar. Finisar has made available to Optium a true, accurate and complete copy of the certificate of incorporation and bylaws or equivalent organizational documents, as applicable, of Finisar and each of its Subsidiaries, each as amended to date (the "Finisar Charter Documents"), and each Finisar Charter Document is in full force and effect, has not been amended or modified and has not been terminated, superseded or revoked.

        (b)   The Finisar Disclosure Schedule contains a list of each of Finisar's Subsidiaries and the jurisdiction of its organization. Except for their interest in such Finisar Subsidiaries, neither Finisar nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any such equity or similar interest in, any corporation, partnership, joint venture or other business association or entity.

        Section 4.2    Finisar Capital Structure.

        (a)   The authorized capital stock of Finisar consists of 750,000,000 shares of Finisar Common Stock and 5,000,000 shares of Finisar Preferred Stock, $0.001 par value ("Finisar Preferred Stock"). As of the close of business on May 13, 2008, (i) 308,838,619 shares of Finisar Common Stock were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable; (ii) no shares of Finisar Preferred Stock were issued or outstanding; (iii) 16,671,377 shares of Finisar Common Stock were reserved for issuance upon conversion of Finisar's 5 1/4% Convertible Subordinated Notes due 2008; (iv) 13,495,277 shares of Finisar Common Stock were reserved for issuance upon conversion of Finisar's 2 1/2% Convertible Subordinated Notes due 2010; (v) no shares of Finisar Common Stock were reserved for issuance upon conversion of Finisar's 2 1/2% Convertible Senior Subordinated Notes due 2010; (vi) 6,800,000 shares of Finisar Common Stock were reserved for issuance pursuant to an amended and restated convertible promissory note dated March 21, 2008 issued in connection with Finisar's acquisition of AZNA LLC (the notes described in clauses (iii), (iv) and (v) and this clause (vi) being referred to herein, collectively, as the "Finisar Convertible Notes"); (vii) 53,138,389 shares of Finisar Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Finisar Common Stock ("Finisar Options") and the exercise, settlement or conversion of outstanding RSUs ("Finisar RSU Awards") granted under Finisar's stock option plans (the "Finisar Option Plans"); (viii) 37,042,324 shares of Finisar Common Stock were reserved for future issuance under the Finisar Option Plans; and (ix) 11,060,097 shares of Finisar Common Stock were reserved for future issuance pursuant to Finisar's employee stock purchase plan (including its sub-plan, the "Finisar Purchase Plan"). All shares of Finisar Common Stock subject to issuance as specified above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Finisar or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Finisar Common Stock or the capital stock of any Finisar Subsidiary or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of such Subsidiaries entered into in the ordinary course of business.

        (b)   All of the outstanding shares of capital stock of each of Finisar's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Finisar and/or one or more Finisar Subsidiaries free and clear of all security interests, Liens, claims, pledges, agreements, limitations on Finisar's voting rights, charges or other encumbrances of any nature.

        (c)   Except as set forth in this Section 4.2, there are (i) no equity securities of any class of Finisar or any of its Subsidiaries, or any securities exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding, and (ii) no outstanding options, warrants, RSUs, equity securities, calls, rights, commitments or agreements of any character to which Finisar or any of its Subsidiaries is a party or by which any of them are bound obligating Finisar or any of its Subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any equity securities of Finisar or any of its Subsidiaries or obligating Finisar or any of its Subsidiaries to grant, extend, accelerate the vesting of or otherwise amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. There are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of Finisar (A) between or among Finisar and any of its stockholders or (B) to Finisar's knowledge, among any of Finisar's stockholders, except for the Finisar Voting Agreements.

        (d)   All outstanding shares of Finisar Common Stock, all Finisar Options and Finisar RSU Awards outstanding under the Finisar Option Plans and all of the Finisar Convertible Notes have been issued and granted in compliance with (i) all applicable securities Laws and (ii) all requirements set forth in any plans, contracts or agreements providing for the issuance or grant of such securities.

        Section 4.3    Authority; No Conflict; Required Filings and Consents.

        (a)   Finisar and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. Assuming the accuracy of the representations set forth in Section 3.24, the execution and delivery of this Agreement by Finisar and Sub and the consummation by them of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Finisar and Sub, subject only to the approval of the issuance of shares of Finisar Common Stock in the Merger by the affirmative vote of the holders of a majority of the shares of Finisar Common Stock present or represented by proxy at the Finisar Stockholder Meeting (as defined in Section 6.7) (the "Finisar Stockholders Approval"). The directors of Finisar have unanimously approved this Agreement, declared the Merger to be advisable and in the best interests of and fair to Finisar's stockholders, and resolved to recommend to the Finisar stockholders that such stockholders vote in favor of the issuance of the shares of Finisar Common Stock pursuant to the Merger (the "Finisar Board Recommendation;" each of the Finisar Board Recommendation and the Optium Board Recommendation, as the context requires, a "Board Recommendation"). This Agreement has been duly executed and delivered by Finisar and Sub and constitutes the valid and binding obligation of Finisar and Sub, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy Law and other similar Law affecting creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

        (b)   The execution and delivery of this Agreement by Finisar and Sub does not, and the consummation by them of the transactions contemplated by this Agreement will not, (i) contravene, conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Finisar or Sub, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of, or render void, voidable or without further binding effect, any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Finisar or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, (iii) contravene, conflict with or violate any Law applicable to Finisar or any of its Subsidiaries or any of their properties or assets, or (iv) result in the creation of any Lien upon any of the properties or assets of Finisar or its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) for any such conflicts, violations, defaults, terminations, cancellations, accelerations, Liens or other detriments which, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on Finisar, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

        (c)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Finisar or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Finisar or Sub or the consummation by Finisar or Sub of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification report under the HSR Act, (ii) the filing of the Registration Statement with the SEC in accordance with the Securities Act, (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware in accordance with the DGCL and the filing of appropriate documents with the relevant authorities of other states in which Finisar or any of its Subsidiaries conduct business or owns assets, (iv) the filing of the Joint Proxy Statement and related proxy materials with the SEC in accordance with the Exchange Act and such other filings as are required to be made with the SEC under the Exchange Act in connection with the transactions contemplated by this Agreement, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable securities Laws and the Laws of any foreign country or under the rules of the NASDAQ Stock Market which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Finisar, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement and (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Finisar, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

        Section 4.4    SEC Filings; Financial Statements; Internal Controls.

        (a)   Finisar has timely filed and made available to Optium all forms, reports and documents required to be filed by Finisar with the SEC under the Exchange Act since May 1, 2004, other than registration statements on Form S-8 (collectively, the "Finisar SEC Reports"). Each of the Finisar SEC Reports and any forms, reports or documents filed by Finisar with the SEC after the date of this Agreement until the Closing (i) at the time of it filing, complied or will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and (ii) did not or will not at the time of its filing (or if amended or superseded by a subsequent filing, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Finisar SEC Filing or necessary in order to make the statements in such Finisar SEC Filing, in the light of the circumstances under which they were made, not misleading. None of Finisar's Subsidiaries is required to file any forms, reports or other documents with the SEC.

        (b)   Finisar has timely filed and made available to Optium all certifications and statements required by (x) Rule 13a-14 under the Exchange Act or (y) Sections 302 or 906 of SOX with respect to any Finisar SEC Report, and all such certifications were true and correct as of the date of the filing thereof. Finisar has made available to Optium all comment letters received by Finisar from the Staff of the SEC since May 1, 2004 and all responses to such comment letters filed by or on behalf of Finisar. To the knowledge of Finisar, no Finisar SEC Report is currently the subject of any ongoing review by the SEC. Finisar maintains disclosure controls and procedures required by Rule 13a-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning Finisar and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of Finisar's SEC filings and other public disclosure documents. To Finisar's knowledge, each director and executive officer of Finisar has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since May 1, 2004. As used in this Section 4.4, the term "file" shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

        (c)   Each of the consolidated financial statements (including, in each case, any related notes) included or incorporated by reference in any of the Finisar SEC Reports, and in any forms, reports or documents filed by Finisar with the SEC after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim financial statements, as permitted for quarterly reports on Form 10-Q) and fairly present, or will fairly present, in all material respects, the consolidated financial position of Finisar and its Subsidiaries as of the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments which were not or will not be expected to be material in amount. The unaudited consolidated balance sheet of Finisar as of January 27, 2008, as contained in the Finisar SEC Reports, is referred to herein as the "Finisar Balance Sheet." The Finisar Disclosure Schedule lists, and Finisar has made available to Optium true, accurate and complete copies of the documentation creating or governing, all securitization transactions and "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation S K) effected by Finisar or any of its Subsidiaries since May 1, 2004. The Finisar Disclosure Schedule lists all non-audit services performed by Ernst & Young LLP for Finisar and its Subsidiaries since May 1, 2004.

        (d)   Finisar maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP. Finisar maintains a system of disclosure controls and procedures and internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act, sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, without limitation, that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The management of Finisar has completed its assessment of the effectiveness of Finisar's internal controls over financial reporting in compliance with the requirements of Section 404 of SOX for the fiscal year ended April 30, 2007, and such assessment concluded that such controls were effective. Finisar has disclosed, based on the most recent evaluations by its chief executive officer and its chief financial officer, to Finisar's outside auditors and the audit committee of Finisar's Board of Directors (A) any significant deficiencies or material weaknesses (as such terms are defined in the Public Company Accounting Oversight Board's Auditing Standard No. 2 or No. 5, as applicable) in the design or operation of internal control over financial reporting and (B) any fraud, regardless of whether material, that involves management or other employees who have a significant role in Finisar's internal controls over financial reporting. Since April 30, 2007, to the knowledge of Finisar, neither Finisar nor any of its Subsidiaries nor any director, officer, employee, auditor, accountant or other Representative of Finisar or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Finisar or any of its Subsidiaries, including any complaint, allegation, assertion or claim that Finisar or any of its Subsidiaries has a material weakness in its internal control over financial reporting.

        (e)   Finisar is in compliance in all material respects with all current listing and corporate governance requirements of the NASDAQ Global Select Market and is in compliance in all material respects with all applicable rules, regulations and requirements of SOX.

        Section 4.5    Absence of Undisclosed Liabilities.    Except as disclosed in the Finisar SEC Filings, Finisar and its Subsidiaries do not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP) other than (i) liabilities reflected in the Finisar Balance Sheet, (ii) liabilities specifically described in this Agreement or in the Finisar Disclosure Schedule, or incurred in connection with the transactions contemplated hereby, and (iii) normal or recurring liabilities incurred since the date of the Finisar Balance Sheet in the ordinary course of business consistent with past practices, and with respect to this clause (iii), none of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Finisar.

        Section 4.6    Absence of Certain Changes or Events.    Since the date of the Finisar Balance Sheet, Finisar and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been: (i) any damage, destruction or loss (whether or not covered by insurance) with respect to Finisar or any of its Subsidiaries which has had or is reasonably expected to have a Material Adverse Effect on Finisar; (ii) any material change by Finisar in its accounting methods, principles or practices or its Tax methods, practices or elections; (iii) any material revaluation by Finisar of any of its assets, including, without limitation, writing down the value of intangible assets or inventory or writing off notes or accounts receivable other than in the ordinary course of business; (iv) any other action or event that has had or would reasonably be expected to have a Material Adverse Effect on Finisar; or (v) any other action or event that would have required the consent of Optium pursuant to Section 5.2 had such action or event occurred after the date of this Agreement.

        Section 4.7    Taxes.

        (a)   Finisar and each of its Subsidiaries has prepared and timely filed, or has had prepared and timely filed on its behalf, all Returns required to be filed with any taxing authority, and such Returns are true, accurate and complete in all material respects.

        (b)   As of the Effective Time, Finisar and each of its Subsidiaries (i) will have paid, or will have had paid on its behalf, all Taxes it is required to pay prior to the Effective Time and (ii) will have withheld and remitted to the appropriate taxing authorities all Taxes that are required to be withheld and remitted by it prior to the Effective Time.

        (c)   There is no Tax deficiency outstanding, proposed or assessed against Finisar or any of its Subsidiaries that is not reflected as a liability on the Finisar Balance Sheet, nor has Finisar or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax. Finisar does not have any material liabilities for unpaid federal, state, local or foreign Taxes that have not been accrued for or reserved on the Finisar Balance Sheet, whether asserted or unasserted, contingent or otherwise (other than Taxes that have accrued subsequent to the date of the Finisar Balance Sheet in the ordinary course and consistent with past practices).

        (d)   Finisar is not a party to any income tax-sharing agreement or similar arrangement with any other party, and Finisar has not assumed or agreed to pay any Tax obligations of, or with respect to any transaction relating to, any other person or agreed to indemnify any other person with respect to any Tax. Neither Finisar nor any of its Subsidiaries (i) has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (other than the group of which Finisar is the common parent corporation), or (ii) has any liability for the Taxes of any person (other than Finisar and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by contract or otherwise.

        (e)   No Returns of Finisar or any of its Subsidiaries are currently being audited by a government or taxing authority, nor is any such audit pending, and Finisar has not been notified of any request for such an audit or other examination. There is currently no effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes with respect to Finisar or any of its Subsidiaries.

        (f)    Neither Finisar nor any of its Subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481 of the Code by reason of any change in accounting method as a result of transactions or events occurring, or accounting methods employed, prior to the Closing.

        (g)   There are no Liens on the assets of Finisar relating to or attributable to Taxes, other than Liens for Taxes not yet due and payable.

        (h)   Finisar has not received any notice from any taxing authority in a jurisdiction where either Finisar or any of its Subsidiaries has not filed Returns that Finisar or any of its Subsidiaries may be subject to taxation in such jurisdiction.

        (i)    Neither Finisar nor any of its Subsidiaries has participated in a "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(1).

        Section 4.8    Assets and Property.

        (a)   Finisar and its Subsidiaries have good and valid title to all property and assets that is reflected on the Finisar Balance Sheet as owned by them or that has been acquired after the date thereof (except for property and assets sold or otherwise disposed of in the ordinary course of business since the date thereof), free and clear of all Liens except such imperfections or irregularities of title or Liens as do not affect the use of the properties or assets subject thereto or affected thereby or otherwise impair business operations at such properties, in either case in such a manner as to have a Material Adverse Effect on Finisar.

        (b)   Finisar and each of its Subsidiaries own or lease all tangible assets and properties which are material to the conduct of their respective business as currently conducted (the "Finisar Material Tangible Assets"). The Finisar Material Tangible Assets are in good operating condition and repair. Neither Finisar nor any of its Subsidiaries is in default under or in breach or violation of, nor is there any basis for any claim of default by Optium or any of its Subsidiaries under, or breach or violation by Optium or any of its Subsidiaries of, any lease for Finisar Material Tangible Assets. To Finisar's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any such party under, or breach or violation by any such party of, any such lease. All such leases to which Finisar or any of its Subsidiaries is a party are in full force and effect and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        (c)   The Finisar Disclosure Schedule sets forth a true and complete list of all real property owned, leased, subleased, or otherwise occupied by Finisar or any of its Subsidiaries (collectively, the "Finisar Facilities"). Finisar and each of its Subsidiaries has good and marketable fee simple title to all real property that it owns, free and clear of all Liens, except for Liens for current Taxes not yet due or payable. The Finisar Facilities are not subject to any encumbrances, encroachments, building or use restrictions, exceptions, reservations or limitations, except those which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Finisar, or prevent any continued use of any of the Finisar Facilities in the usual and normal conduct of Finisar's business. There are no governmental or other restrictions which would prevent Finisar from conducting business operations in Finisar Facilities in the manner currently conducted. There are not pending or, to Finisar's knowledge, threatened condemnation proceedings relating to any of the Finisar Facilities. Neither Finisar nor any of its Subsidiaries is in default under or in breach or violation of, nor is there any basis for any claim of default by Finisar or any of its Subsidiaries under, or breach or violation by Finisar or any of its Subsidiaries of, any real property lease for Finisar Facilities. To Finisar's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any such party under, or breach or violation by any such party of, any such lease. All such real property leases for Facilities currently occupied or leased by Finisar or any of its Subsidiaries are in full force and effect and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        Section 4.9    Intellectual Property.

        (a)   Finisar and its Subsidiaries exclusively own, free and clear of all Liens (other than non-exclusive licenses granted in the ordinary course) and without future payment to any person, all patents, trademarks, trade names, service marks, copyrights and mask work rights, all applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask work rights, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are used in the businesses of Finisar and its Subsidiaries as currently conducted (all of which are referred to as the "Finisar Intellectual Property Rights"), other than Finisar Licensed Intellectual Property (as defined in Section 4.9(b)).

        (b)   The Finisar Disclosure Schedule contains a complete and accurate list of (i) all U.S. and foreign patents and patent applications, all trademarks, trade names, service marks and mask work rights and all registered copyrights and applications therefor included in the Finisar Intellectual Property Rights, including the jurisdictions in which each such Finisar Intellectual Property Right has been issued or registered or in which any application for such issuance or registration has been filed, (ii) all material licenses, sublicenses, distribution agreements and other agreements to which Finisar or any of its Subsidiaries is a party and pursuant to which any person is authorized to use any Finisar Intellectual Property Rights (other than agreements with customers in the ordinary course) or has the right to manufacture, reproduce, market or exploit any product of Finisar or any of its Subsidiaries (a "Finisar Product") or any adaptation, translation or derivative work based on any Finisar Product or any portion thereof, (iii) all licenses, sublicenses and other agreements to which Finisar or any of its Subsidiaries is a party and pursuant to which Finisar or any of its Subsidiaries is authorized to use any patents, trademarks, copyrights, trade secrets or other proprietary technology including software (other than standard end-user licenses for software) of any third party which is material to the manufacture of, is material as incorporated in, or forms a material part of any Finisar Product or is otherwise material to and used (or is currently proposed to be used) by Finisar or its Subsidiaries in the business of Finisar as currently conducted, other than generally available commercial software ("Finisar Licensed Intellectual Property"), (iv) all material joint development agreements to which Finisar or any of its Subsidiaries is a party, and (v) all agreements with, or letters of approval issued by, Governmental Entities or other third parties pursuant to which Finisar has obtained or may obtain funding for any research and development activities.

        (c)   The execution and delivery of this Agreement, Finisar's compliance with its terms and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any material violation or material breach of or material default under (with or without notice or lapse of time or both), or give rise to any right or license relating to any Finisar Intellectual Property Rights, any right of termination, cancellation or acceleration of any Finisar Intellectual Property Rights, or a loss of or an encumbrance on any Finisar Intellectual Property Rights or any material benefit related thereto, or result in or require the creation, imposition or extension of any Lien upon any Finisar Intellectual Property Rights or otherwise impair in any material respect the right of Finisar or any of its Subsidiaries or any of their customers to use the Finisar Intellectual Property Rights in the same manner as such Finisar Intellectual Property Rights are currently being used them.

        (d)   To the knowledge of Finisar, all patents and all registered trademarks, service marks, copyrights and mask work rights issued to Finisar or any of its Subsidiaries are valid, subsisting and enforceable. To the knowledge of Finisar, none of the Finisar Intellectual Property Rights infringes, misappropriates or conflicts with any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party. To the knowledge of Finisar, neither the manufacturing, marketing, licensing or sale of any Finisar Product infringes any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party. Finisar (i) has not received notice that Finisar or any of its Subsidiaries has been sued in any suit, action or proceeding which involves a claim of infringement of any patent, trademark, trade name, service mark, copyright, mask work right, trade secret or other proprietary right of any third party and (ii) has no knowledge of any claim challenging or questioning the validity or enforceability of any Finisar Intellectual Property Rights or the validity or effectiveness of any license or agreement relating to any Finisar Intellectual Property Rights, except for office actions in the ordinary course of prosecution. There is no outstanding order, writ, injunction, decree, judgment or stipulation by or with any court, administrative agency or arbitration panel regarding any patent, copyright, trade secret, trademark, trade name, mask work right or other claim relating to the Finisar Intellectual Property Rights to which Finisar or any of its Subsidiaries is a party or by which any of them are bound.

        (e)   All designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporated, embodied or reflected in any Finisar Product at any stage of its development were written, developed and created solely and exclusively by (i) employees of Finisar or one of its Subsidiaries without the assistance of any third party, (ii) employees of Finisar or one of its Subsidiaries with the assistance of third parties who assigned ownership of their rights with respect thereto to Finisar or such Subsidiary by means of valid and enforceable agreements, or (iii) third parties who assigned ownership of their rights with respect thereto to Finisar or one of its Subsidiaries by means of valid and enforceable agreements.

        (f)    Neither Finisar, nor any of its Subsidiaries nor, to the knowledge of Finisar, any other party to any licensing, sublicensing, distributorship or other similar arrangements with Finisar or any of its Subsidiaries relating to the Finisar Intellectual Property Rights is in breach of or default under any material obligations under such arrangements.

        (g)   To the knowledge of Finisar, no person is infringing on or otherwise violating any right of Finisar or any of its Subsidiaries with respect to any Finisar Intellectual Property Rights.

        (h)   No current or former employee, officer, director, stockholder, consultant or independent contractor of Finisar or any of its Subsidiaries and no university, college or other educational institution, foundation or research center has any right, claim or interest in or with respect to any Finisar Intellectual Property Rights. No approval or consent of, or notice to, any Governmental Entity is required to transfer, license, import, export or disclose any Finisar Intellectual Property.

        (i)    Finisar and each of its Subsidiaries has taken all reasonable measures and precautions in accordance with standard industry practices to protect and maintain its rights in all Finisar Intellectual Property Rights and to maintain the confidentiality, secrecy and value of all information that constitutes or constituted a trade secret of Finisar or any of its Subsidiaries. Finisar has and enforces a policy requiring each employee and independent contractor developing intellectual property or having access to confidential information regarding Finisar Intellectual Property Rights to execute a proprietary information/confidentiality agreement substantially in the form made available to Optium, and all such current and former employees and contractors of Finisar and its Subsidiaries have executed such an agreement, except where the failure to do so is not reasonably likely to have a Material Adverse Effect on Finisar.

        Section 4.10    Certain Contracts.

        (a)   Except as disclosed in the Finisar SEC Reports filed prior to the date hereof or as set forth in the Finisar Disclosure Schedule, neither Finisar nor any of its Subsidiaries is a party to or is bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (ii) which limits the freedom of Finisar or any of its Subsidiaries to compete in any line of business or to engage in any line of business in any geographic area or with any person, or which requires exclusive referrals of business or requires Finisar or any of its Subsidiaries to offer specified products or services to their customers on a priority or exclusive basis, (iii) with or to a labor union or guild (including any collective bargaining agreement), (iv) which relates to the incurrence of indebtedness in the principal amount of $1,000,000 or more, (v) which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of Finisar or any of its Subsidiaries, (vi) which provides any customer of Finisar or any of its Subsidiaries with product exclusivity rights, (vii) pursuant to which Finisar or any of its Subsidiaries is the beneficiary of any material foreign Tax holiday, (viii) which limits in any material respect, the ability of Finisar or any of its Subsidiaries to close any facility or terminate any employees, (ix) which is a consulting agreement or service contract which involves the payment of $100,000 or more in annual fees, or (x) which provides for the payment by Finisar or any of its Subsidiaries of material payments upon a change of control thereof. Each contract, arrangement, commitment or understanding of the type described in this Section 4.10(a), is referred to herein as a "Finisar Material Contract".

        (b)   Neither Finisar nor any of its Subsidiaries has breached, or received in writing any claim or threat that it has breached or is otherwise in default under, any of the terms or conditions of any Finisar Material Contract in such a manner as would permit any other party to cancel or terminate the same or permit any other party to collect material damages from Finisar or any of its Subsidiaries thereunder or limit the freedom of Finisar or any of its Subsidiaries (or, following the Merger, Optium or any of its Subsidiaries) to engage in any line of business or to compete with any person or entity in any geographic area. To Finisar's knowledge, no other party is in default under or in breach or violation of, nor is there any valid basis for any claim of default by any such party under, or breach or violation by any such party of, any Finisar Material Contract. All Finisar Material Contracts are in full force and effect and valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar Law affecting or relating to creditors' rights generally, and (ii) general principles of equity.

        Section 4.11    Litigation.    Except as described in the Finisar SEC Reports, there is no action, suit or proceeding, claim, arbitration, mediation or investigation against Finisar or any of its Subsidiaries pending or as to which Finisar has received any written notice of assertion, which would be reasonably be expected to have a Material Adverse Effect on Finisar, or a material adverse effect on the ability of Finisar to consummate the transactions contemplated by this Agreement.

        Section 4.12    Environmental Matters.    Except for matters that have not resulted, and would not reasonably be expected to result, in a Material Adverse Effect on Finisar:

          (a)   No Hazardous Material is present, as a result of the actions or omissions of Finisar or any of its Subsidiaries, in regulated concentrations requiring Response Action in, on or under any property that Finisar or any of its Subsidiaries currently owns, operates, occupies or leases or, to the knowledge of Finisar, in, on or under any property that Finisar or any of its Subsidiaries has at any time owned, operated, occupied or leased. No underground storage tanks are present under any property that Finisar or any of its Subsidiaries currently owns, operates, occupies or leases or, to the knowledge of Finisar, any property that Finisar or any of its Subsidiaries has at any time owned, operated, occupied or leased. Neither Finisar nor any of its Subsidiaries has notified any

  Governmental Entity or third party, or been required under any Environmental Law to notify any Governmental Entity or third party, of any Release of any Hazardous Material.

          (b)   At all times, Finisar and each of its Subsidiaries has conducted Hazardous Materials Activities in material compliance with all Environmental Laws.

          (c)   Finisar and each of its Subsidiaries currently holds all material Environmental Permits necessary for the conduct of its business as such business is currently being conducted, and is in material compliance with all such Environmental Permits. No environmental report or Response Action, and no notification to or approval, consent or authorization from any Governmental Entity with jurisdiction regarding Hazardous Materials, is required to be obtained, either before or after the Effective Time, in connection with any of the transactions contemplated by this Agreement.

          (d)   No Environmental Claim is pending or, to the knowledge of Finisar, threatened, against Finisar or any of its Subsidiaries. To the knowledge of Finisar, there is no material fact or circumstance, including any Release, which would reasonably be expected to involve Finisar or any of its Subsidiaries in any Environmental Claim or impose upon Finisar or any of its Subsidiaries any liability arising out of Hazardous Materials Activities.

          (e)   Finisar has made available to Optium all material documents available to Finisar relating to material environmental matters concerning Finisar and its Subsidiaries or any property now or formerly owned, operated, occupied or leased by Finisar or any of its Subsidiaries, whether generated by Finisar, any of its Subsidiaries or others, including without limitation environmental audits, environmental risk assessments, site assessments (including without limitation including any ASTM Phase I or Phase II assessments), documentation regarding off-site disposal of Hazardous Materials, and Environmental Permits and material reports and correspondence issued by any Governmental Entity relating to any environmental matters.

        Section 4.13    Employee Benefit Plans.

        (a)   The Finisar Disclosure Schedule sets forth a complete and accurate list of all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance or other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former United States employee, consultant or director of Finisar or any of its Subsidiaries or any trade or business (whether or not incorporated) which is a member or which is under common control with Finisar within the meaning of Section 414 of the Code (a "Finisar ERISA Affiliate") (together, the "Finisar U.S. Employee Plans").

        (b)   With respect to each Finisar U.S. Employee Plan, Optium has made available to Finisar, true, accurate and complete copies of such plan (or, if such plan is not in writing, a written summary of its material terms) and, if applicable, all amendments thereto, the most recent trust agreements, the Forms 5500 for the prior three years, the most recent IRS determination or opinion letters, summary plan descriptions, any summaries of material modifications provided to participants since the most recent summary plan descriptions, material notices to participants, funding statements, annual reports and actuarial reports, if applicable, and all correspondence with any Governmental Entity for such plan.

        (c)   With respect to the Finisar U.S. Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Finisar, there exists no condition or set of circumstances in connection with which Finisar could be subject to any liability under ERISA, the Code or any other applicable Law that would reasonably be expected to have a Material Adverse Effect on Finisar.

        (d)   With respect to the Finisar U.S. Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the financial statements of Finisar that would reasonably be expected to have a Material Adverse Effect on Finisar.

        (e)   Neither Finisar, nor any Finisar ERISA Affiliate has any express or implied commitment to modify, change or terminate any Finisar U.S. Employee Plan (or establish a new plan, agreement or other arrangement that would be a Finisar U.S. Employee Plan if established), other than as required by this Agreement or applicable Law.

        (f)    Neither Finisar, nor any Finisar ERISA Affiliate, has ever sponsored, participated in, or contributed to any pension plan which is subject to Title IV of ERISA or Section 412 of the Code. No Finisar U.S. Employee Plan is a "multiemployer plan" (as defined by Section 3(37) of ERISA). No Finisar U.S. Employee Plan has promised or provided, or currently promises or provides, retiree medical or other retiree welfare benefits to any person other than as required by Law.

        (g)   Except as disclosed in Finisar SEC Filings filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Finisar nor any of its Subsidiaries is a party to any oral or written (i) union or collective bargaining agreement, (ii) agreement with any officer or other key employee of Finisar or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Finisar of the nature contemplated by this Agreement, or (iii) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

        (h)   The Finisar Disclosure Schedule sets forth a complete and accurate list of all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee, consultant or director of Optium or any of its Subsidiaries outside the United States (together, the "Finisar International Employee Plans"). With respect to each Finisar International Employee Plan, Finisar has made available to Optium, true, accurate and complete copies of such plan (or, if such plan is not in writing, a written summary of its material terms) and, if applicable, all amendments thereto, the summary plan descriptions, any summaries of material modifications provided to participants since the most recent summary plan descriptions, material notices to participants, funding statements, annual reports and actuarial reports, if applicable, and all correspondence with any Governmental Entity for such plan. Each Finisar International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements of all applicable statutes and regulations. No Finisar International Employee Plan has unfunded liabilities that, as of the Effective Date, will not be offset by insurance or fully accrued. Neither Finisar nor any of its Subsidiaries has any express or implied commitment to modify, change or terminate any Finisar International Employee Plan (or establish a new plan, agreement or other arrangement that would be a Finisar International Employee Plan if established), other than as required by this Agreement or applicable Law.

        Section 4.14    Employment Law Matters.    Except for matters that have not resulted, and would not reasonably be expected to result in, a Material Adverse Effect on Finisar: (a) Finisar and each of its Subsidiaries is in compliance with all applicable Law respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, wages and hours; (b) neither Finisar nor any of its Subsidiaries is delinquent in any payments to any employee or to any independent contractors, consultants, temporary employees, leased employees or other servants or agents employed or used with respect to the operation of the business of Finisar or any of its Subsidiaries and classified by Finisar or any of its Subsidiaries as other than an employee or compensated other than through wages paid by Finisar or any of its Subsidiaries through its respective payroll department and reported on a form W-4 ("Finisar Contingent Workers"), for any wages, salaries, commissions, bonuses, fees or other direct compensation due with respect to any services performed for it to the date hereof or amounts required to be reimbursed to such employees or Finisar Contingent Workers; (c) there are no grievances, complaints or charges with respect to employment or labor matters (including, without limitation, allegations of employment discrimination, retaliation or unfair labor practices) pending or, to the knowledge of Finisar, threatened against Finisar or any of its Subsidiaries in any judicial, regulatory or administrative forum, under any private dispute resolution procedure or internally; (d) none of the employment policies or practices of Finisar or any of its Subsidiaries is currently being audited or investigated, or to the knowledge of Finisar, subject to imminent audit or investigation by any Governmental Entity; (e) neither Finisar nor any of its Subsidiaries is, or within the last three (3) years has been, subject to any order, decree, injunction or judgment by any Governmental Entity or private settlement contract in respect of any labor or employment matters; (f) Finisar and each of its Subsidiaries is in material compliance with the requirements of the Immigration Reform Control Act of 1986 and similar Law regarding employment of workers who are not citizens of the country in which services are performed; (g) all employees of Finisar and each of its Subsidiaries are employed at-will and no such employees are subject to any contract with Finisar or any of its Subsidiaries or any policy or practice of Finisar or any of its Subsidiaries providing for right of notice of termination of employment or the right to receive severance payments or similar benefits upon the termination of employment by Finisar or any of its Subsidiaries; (h) to the extent that any Finisar Contingent Workers are employed, Finisar and each of its Subsidiaries has properly classified and treated them in accordance with applicable Law and for purposes of all employee benefit plans and perquisites, and (i) neither Finisar nor any of its Subsidiaries has experienced a "plant closing," "business closing," or "mass layoff" as defined in the WARN Act or any similar Law affecting any site of employment of Finisar or any of its Subsidiaries or one or more facilities or operating units within any site of employment or facility of Finisar or any of its Subsidiaries, and, during the ninety (90)-day period preceding the date hereof, no employee has suffered an "employment loss," as defined in the WARN Act, with respect to Finisar or any of its Subsidiaries.

        Section 4.15    Compliance with Laws.    Finisar and each of its Subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to and has no claim pending against it for violation of any Law with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not reasonably be expected to have a Material Adverse Effect on Finisar.

        Section 4.16    Interested Party Transactions.    Except as set forth in the Finisar SEC Reports, no event has occurred that would be required to be reported by Finisar as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

        Section 4.17    Insurance.    Finisar and its Subsidiaries are covered by insurance policies of the type and in amounts customary for companies of similar size and financial condition. All such policies are in full force and effect, all premiums due thereon have been paid and Finisar and its Subsidiaries have complied with the provisions of such policies. Finisar and its Subsidiaries have not been advised of any defense to coverage in connection with any claim to coverage asserted or noticed by Finisar or its Subsidiaries under or in connection with any of their insurance policies. Neither Finisar nor any of its Subsidiaries have received any written notice from or on behalf of any insurance carrier issuing policies or binders relating to or covering Finisar or any of its Subsidiaries that there will be a cancellation or non-renewal of existing policies or binders, or that alteration of any equipment or any improvements to real estate occupied by or leased to or by Finisar or its Subsidiaries, purchase of additional equipment, or material modification of any of the methods of doing business, will be required.

        Section 4.18    Finisar Products.

        (a)   Except as would not reasonably be expected to have a Material Adverse Effect on Finisar, and except for normal returns in the ordinary course of business against which Finisar has made adequate reserves, each Finisar Product developed or distributed by Finisar or any of its Subsidiaries, whether currently distributed or currently under development, conforms and complies in all material respects with the terms and requirements of any applicable specifications, the agreement related to such Finisar Product and with all applicable legal requirements.

        (b)   Except as would not reasonably be expected to have a Material Adverse Effect on Finisar, and except for normal returns in the ordinary course of business, no customer or other person has asserted or, to the knowledge of Finisar, threatened to assert any claim against Finisar or any of its Subsidiaries (i) under or based upon any warranty provided by or on behalf of Finisar or any of its Subsidiaries, or (ii) under or based upon any other warranty relating to any Finisar Product.

        (c)   Except as would not reasonably be expected to have a Material Adverse Effect on Finisar, and except for defects attributable to specifications provided by customer of which Finisar has no knowledge, each Finisar Product was free of any design defect or other defect or deficiency at the time it was sold or otherwise made available, other than any bug that would not adversely affect in any material respect such Finisar Product.

        (d)   To the knowledge of Finisar and except as would not reasonably be expected to have a Material Adverse Effect on Finisar, there are no facts which could give rise to a epidemic defect, product recall or hazard condition in a Finisar Product or a customer product in which such Finisar Product is incorporated. All installation services, repair services, maintenance services, support services, training services, upgrade services and other services that have been performed by Finisar and its Subsidiaries were performed properly and in full conformity with the terms and requirements of all applicable warranties and other contracts and with all applicable legal requirements.

        (e)   Except as would not reasonably be expected to have a Material Adverse Effect on Finisar, no product liability claims have been threatened, alleged or filed against Finisar or any of its Subsidiaries related to any Finisar Product.

        Section 4.19    Export Control Requirements.    Except as disclosed in the Finisar SEC Reports or as would not reasonably be expected to have a Material Adverse Effect on Finisar:

          (a)   Finisar and each of its Subsidiaries has complied with all export control requirements prescribed by Law regarding any export of its products or technology, including the EAR maintained by the U.S. Department of Commerce and the ITAR maintained by the Department of State;

          (b)   The respective businesses of Finisar and its Subsidiaries, as currently conducted, do not require Finisar or any of its Subsidiaries to obtain a license from the United States Departments of Commerce or State or an authorized body thereof under ITAR or EAR or other Law regulating the development, commercialization or export of technology; and

          (c)   Neither Finisar nor any of its Subsidiaries has received any correspondence from the export control authorities in any country, including the U.S. Departments of Commerce or State, regarding any pre-penalty notice, notice of penalty, subpoena or request for documents, or notice of audit, investigation or inquiry by a special agent or other export control agent or official.

        Section 4.20    Registration Statement; Joint Proxy Statement/Prospectus.    The information supplied or to be supplied by Finisar for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied or to be supplied by Finisar for inclusion in the Joint Proxy Statement shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Finisar or Optium, at the time of the Finisar Stockholders' Meeting, at the time of the Optium Stockholders' Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Finisar Stockholders' Meeting or the Optium Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Finisar or any of its Affiliates, officers or directors should be discovered by Finisar which is required to be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Finisar shall promptly inform Optium.

        Section 4.21    Opinion of Financial Advisor.    The Board of Directors of Finisar has received the written opinion of its financial advisor, Oppenheimer & Co. Inc. ("Oppenheimer"), to the effect that, as of the date of such opinion and subject to the assumptions, qualifications and limitations set forth therein, the Exchange Ratio was fair to Finisar from a financial point of view, and such opinion has not been withdrawn or modified (except for any nonsubstantive and otherwise immaterial modification) by Oppenheimer prior to the execution of this Agreement. A complete and correct copy of such opinion will have been made available to Optium solely for informational purposes as promptly as practicable after having first been delivered to Finisar.

        Section 4.22    Corporate Documents.    Finisar has made available to Optium, or its Representatives, for its examination complete and correct copies of (i) the certificate of incorporation and bylaws (or equivalent organizational documents, as applicable) of Finisar and each of its Subsidiaries, (ii) the minute books of Finisar containing all records required to be set forth of all proceedings, consents, actions, and meetings of the stockholders, the Board of Directors and any committees thereof and (iii) the charters of each committee of Finisar's Board of Directors and any code of conduct or similar policy adopted by Finisar. The corporate minute books and other corporate records of Finisar are complete and accurate in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same. All actions reflected in such books and records were duly and validly taken in material compliance with the Law of the applicable jurisdiction. Finisar has delivered or made available to Optium or its Representatives complete and correct copies of all documents which are referred to in this Article IV or in the Finisar Disclosure Schedule.

        Section 4.23    Operations of Sub.    Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted and will conduct its operations prior to the Effective Time only as contemplated hereby.

        Section 4.24    Ownership.    Neither Finisar nor any of its Affiliates or associates has been an interested stockholder of Optium for purposes of Section 203 of the DGCL at any time within three (3) years prior to the date of this Agreement (other than pursuant to the Finisar Voting Agreements).

        Section 4.25    DGCL Section 203; Rights Plan.

        (a)   Prior to the execution of this Agreement and the Finisar Voting Agreements, the Board of Directors of Finisar approved this Agreement and the Finisar Voting Agreements and, assuming the accuracy of the representations set forth in Section 3.24, Finisar has taken all other requisite action such that the restrictions of Section 203 of the DGCL will not apply to the Merger, this Agreement, the Finisar Voting Agreements or the transactions contemplated hereby and thereby. No other antitakeover Law of any Governmental Entity are applicable to the Merger, this Agreement, the Finisar Voting Agreements or the transactions contemplated hereby and thereby.

        (b)   Assuming the accuracy of the representations and warranties regarding beneficial ownership of shares of Optium Common Stock made in the Optium Voting Agreements by the respective stockholders of Optium who are signatories thereto (the "Optium Signatory Stockholders"), and that the Optium Signatory Stockholders do not beneficially own any shares of Finisar Common Stock, as of the date of this Agreement, (i) no Distribution Date or Stock Acquisition Date (as such terms are defined in the Rights Agreement) will occur, and (ii) no Right (as such term is defined in the Rights Agreement) will become exercisable, in each case, solely as a result of (A) the execution, delivery or performance of the Optium Voting Agreements or the transactions contemplated thereby, or (B) the execution and delivery of the Merger Agreement, the performance thereof prior to the Effective Time or, but solely with respect to the shares of Optium Common Stock beneficially owned as of the date hereof by the Optium Signatory Stockholders, the consummation of the Merger and the other transactions contemplated by this Agreement that result in such Optium Signatory Stockholders becoming beneficial owners of shares of Finisar Common Stock.

        Section 4.26    No Other Representations or Warranties.    Except for the representations and warranties contained in this Article IV, Optium acknowledges that neither Finisar nor any person on behalf of Finisar makes any other express or implied representation or warranty with respect to Finisar or any of its Subsidiaries or with respect to any other information provided or made available to Optium or its Affiliates in connection with the transactions contemplated by this Agreement. Neither Finisar nor any other person will have or be subject to any liability or indemnification obligation to Optium or any other person resulting from the distribution to Optium, or Optium's use of, any such information, including any information, documents, projections, forecasts or other material made available to Optium in certain "data rooms" or management presentations or otherwise in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in this Article IV. Notwithstanding the foregoing or any other provision of this Agreement or otherwise, nothing herein shall relieve Optium or any other person from liability for fraud.

ARTICLE V
CONDUCT OF BUSINESS

        Section 5.1    Covenants of Optium.    During the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, Optium agrees as to itself and its Subsidiaries (except to the extent that Finisar shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and Taxes when due, subject to good faith disputes over such debts or Taxes, to pay or perform its other obligations when due, and, to the extent consistent with such business, to use all reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and key employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it. Optium shall promptly notify Finisar of any event or occurrence not in the ordinary course of business of Optium where such event or occurrence would result in a breach of any covenant of Optium set forth in this Agreement or cause any representation or warranty of Optium set forth in this Agreement to be inaccurate in any material respect as of the date of, or giving effect to, such event or occurrence. Except as expressly contemplated by this Agreement or set forth in Section 5.1 of the Optium Disclosure Schedule, subject to the provisions of Section 6.1, Optium shall not (and shall not permit any of its Subsidiaries to), without the prior written consent of Finisar:

          (a)   Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan of Optium or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements in effect as of the date of this Agreement;

          (b)   Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Optium Intellectual Property Rights other than grants pursuant to obligations existing as of the date of this Agreement and the grant of non-exclusive licenses in the ordinary course of business consistent with past practices;

          (c)   Declare, set aside or pay any dividends on or make any other distributions (whether in cash, equity securities or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

          (d)   Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors or consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party;

          (e)   Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options to purchase, and RSU awards with respect to shares of Optium Common Stock, consistent with past practices with respect to both amount and timing of such grants (provided that no such grants shall be made to any executive officer other than pursuant to the existing bonus plan) (ii) the issuance of shares of Optium Common Stock issuable upon the exercise of (A) options granted under the Optium Option Plans or (B) the Optium Warrants or (iii) upon the exercise, settlement or conversion or Optium RSU awards;

          (f)    Acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets other than in the ordinary course of business consistent with past practices;

          (g)   Except for a confidentiality agreement as permitted by Section 6.1, enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Optium or any of its Subsidiaries;

          (h)   Sell, lease, license or encumber or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Optium, except for transactions entered into in the ordinary course of business consistent with past practices;

          (i)    Take any action to (i) increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages or payment of bonuses of employees in accordance with past practices with respect to both amount and timing of such increases, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with any officer, (iii) grant any severance or termination pay to, or enter into any employment or severance agreement, with any non-officer employee, except in accordance with past practices, (iv) enter into any collective bargaining agreement, (v) establish, adopt, enter into or amend in any material respect any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees or (vi) increase the rate of any compensation payable to any director, agent, advisor (including legal, accounting and financial advisors) or other Representative;

          (j)    Revalue any of its material assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practices;

          (k)   Change any of its material accounting principles, estimates, or practices, except as may be required as a result of a change in GAAP;

          (l)    Make or rescind any material election relating to Taxes, settle or compromise any material claim, action, litigation, proceeding, arbitration or investigation relating to Taxes or change in any material respect any of its methods of reporting any items for Tax purposes from those employed in the preparation of its Returns for the most recent taxable year for which a Return has been filed, except as may be required by applicable Law;

          (m)  Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities or guarantee any debt securities of others, other than indebtedness incurred under outstanding lines of credit consistent with past practice;

          (n)   Amend or propose to amend its certificate of incorporation or bylaws, except as contemplated by this Agreement or as may be required by applicable Law or the applicable rules and regulations of the NASDAQ Stock Market;

          (o)   Incur or commit to incur capital expenditures in excess of $5,000,000;

          (p)   Enter into any contract that subjects or will subject the Surviving Corporation or Finisar or any of their respective Subsidiaries to any material non-competition, non-solicitation or similar restrictions in the conduct of their respective businesses following the Effective Time;

          (q)   Make any loans, advances or capital contributions to, or investments in, any person or entity (other than (i) loans, advances or capital contributions to a wholly owned Subsidiary or loans or advances from such a Subsidiary, (ii) customer loans and advances to employees consistent with past practices or (iii) short-term investments of cash in the ordinary course of business in accordance with existing cash management policies and procedures;

          (r)   Enter into any material contract or agreement, except in the ordinary course of business;

          (s)   Amend or terminate any material contract, agreement or license to which it is a party or waive or release any material right or claim in a manner that would have a Material Adverse Effect on Optium, except in the ordinary course of business;

          (t)    Initiate any litigation or arbitration proceeding;

          (u)   Liquidate, wind-up, dissolve or adopt any plan to liquidate, wind-up or dissolve (or suffer any liquidation or dissolution);

          (v)   Adopt or implement any stockholder rights plan;

          (w)  Take any action, other than as contemplated by this Agreement, that would require the approval of Optium's stockholders or which would reasonably be expected to result in a delay in the preparation, filing or review by the SEC of the Registration Statement;

          (x)   Agree in writing or otherwise to take, any of the actions described in subsections (a) through (w) above; or

          (y)   Take any other action which would reasonably be expected to cause the closing condition set forth in Section 7.2(a) not to be satisfied.

        Section 5.2    Covenants of Finisar.    During the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, Finisar agrees as to itself and its

Subsidiaries (except to the extent that Optium shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and Taxes when due, subject to good faith disputes over such debts or Taxes, to pay or perform its other obligations when due, and, to the extent consistent with such business, use all reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and key employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it. Finisar shall promptly notify Optium of any event or occurrence not in the ordinary course of business of Finisar where such event or occurrence would result in a breach of any covenant of Finisar set forth in this Agreement or cause any representation or warranty of Finisar set forth in this Agreement to be inaccurate as of the date of, or giving effect to, such event or occurrence. Except as expressly contemplated by this Agreement or set forth in Section 5.2 of the Finisar Disclosure Schedule, subject to the provisions of Section 6.2, Finisar shall not (and shall not permit any of its Subsidiaries to), without the prior written consent of Optium:

          (a)   Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan of Finisar or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements in effect as of the date of this Agreement;

          (b)   Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Finisar Intellectual Property Rights other than grants pursuant to obligations existing as of the date of this Agreement and the grant of non-exclusive licenses in the ordinary course of business consistent with past practices;

          (c)   Declare, set aside or pay any dividends on or make any other distributions (whether in cash, equity securities or property) in respect of any of its capital stock, or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

          (d)   Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors or consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party;

          (e)   Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options to purchase shares of Finisar Common Stock, consistent with past practices with respect to amount and timing of such grants (provided that no such grants shall be made to any executive officer), or (ii) the issuance of (A) rights to purchase shares of Finisar Common Stock under the Finisar Purchase Plan, or (B) shares of Finisar Common Stock issuable upon the exercise of options granted under the Finisar Option Plans or pursuant to rights under the Finisar Purchase Plan; or (C) shares of Finisar Common Stock issuable upon the conversion of the Finisar Convertible Notes;

          (f)    Acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets other than in the ordinary course of business consistent with past practices;

          (g)   Except for a confidentiality agreement as permitted by Section 6.2, enter into an agreement with respect to any merger, consolidation, liquidation or business combination, or any acquisition or disposition of all or substantially all of the assets or securities of Finisar or any of its Subsidiaries;

          (h)   Sell, lease, license or encumber or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Finisar, except for transactions entered into in the ordinary course of business consistent with past practices;

          (i)    Take any action to (i) increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages or payment of bonuses of employees in accordance with past practices with respect to both amount and timing of such increases, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with any officer, (iii) grant any severance or termination pay to, or enter into any employment or severance agreement, with any non-officer employee, except in accordance with past practices, (iv) enter into any collective bargaining agreement, (v) establish, adopt, enter into or amend in any material respect any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees or (vi) increase the rate of any compensation payable to any director, agent, advisor (including legal, accounting and financial advisors) or other Representative;

          (j)    Revalue any of its material assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practices;

          (k)   Change any of its material accounting principles, estimates, or practices, except as may be required as a result of a change in GAAP;

          (l)    Make or rescind any material election relating to Taxes, settle or compromise any material claim, action, litigation, proceeding, arbitration or investigation relating to Taxes or change in any material respect any of its methods of reporting any items for Tax purposes from those employed in the preparation of its Returns for the most recent taxable year for which a Return has been filed, except as may be required by applicable Law;

          (m)  Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities or guarantee any debt securities of others, other than indebtedness incurred under outstanding lines of credit consistent with past practice;

          (n)   Amend or propose to amend its certificate of incorporation or bylaws, except as contemplated by this Agreement or as may be required by applicable Law or the applicable rules and regulations of the NASDAQ Stock Market;

          (o)   Incur or commit to incur aggregate capital expenditures in excess of $20,000,000;

          (p)   Enter into any contract that subjects or will subject the Surviving Corporation or Finisar or any of their respective Subsidiaries to any material non-competition, non-solicitation or similar restrictions in the conduct of their respective businesses following the Effective Time;

          (q)   Make any loans, advances or capital contributions to, or investments in, any person or entity (other than (i) loans, advances or capital contributions to a wholly-owned Subsidiary or loans or advances from such a Subsidiary, (ii) customer loans and advances to employees consistent with past practices or (iii) short-term investments of cash in the ordinary course of business in accordance with existing cash management policies and procedures;

          (r)   Enter into any material contract or agreement, except in the ordinary course of business;

          (s)   Amend or terminate any material contract, agreement or license to which it is a party or waive or release any material right or claim in a manner that would have a Material Adverse Effect on Finisar, except in the ordinary course of business;

          (t)    Initiate any litigation or arbitration proceeding;

          (u)   Liquidate, wind-up, dissolve or adopt any plan to liquidate, wind-up or dissolve (or suffer any liquidation or dissolution);

          (v)   Amend or terminate the Rights Agreement;

          (w)  Take any action, other than as contemplated by this Agreement, that would require the approval of Finisar's stockholders or which would reasonably be expected to result in a delay in the preparation, filing or review by the SEC of the Registration Statement;

          (x)   Agree in writing or otherwise to take, any of the actions described in subsections (a) through (w) above; or

          (y)   Take any other action which would reasonably be expected to cause the closing condition set forth in Section 7.3(a) not to be satisfied.

        Section 5.3    Cooperation.    Subject to compliance with applicable Law, from the date hereof until the Effective Time, each of Finisar and Optium shall confer on a regular and frequent basis with one or more Representatives of the other party to report operational matters of materiality and the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby.

ARTICLE VI
ADDITIONAL AGREEMENTS

        Section 6.1    No Solicitation by Optium.

        (a)   From and after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, Optium shall not, directly or indirectly, through any officer, director, employee, Affiliate, agent or advisor (each a "Representative"), (i) solicit, initiate, seek or knowingly encourage or support (including, without limitation, by waiving any standstill or similar contractual restriction) any inquiries or proposals that constitute, or would reasonably be expected to lead to, an Optium Acquisition Proposal (as defined in Section 6.1(e)(i)), (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Optium Acquisition Proposal, or (iii) agree to any Optium Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Optium or its Board of Directors from, at any time prior to receipt of the Optium Stockholder Approval, providing non-public information to, or engaging or participating in discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Optium Acquisition Proposal by such person or entity, if and only to the extent that (A) the Board of Directors of Optium (after consultation with its financial advisors and outside legal counsel) determines in good faith that such Optium Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all financial, legal, regulatory and other aspects of such Optium Acquisition Proposal and the person making it, and that such Optium Acquisition Proposal constitutes or is reasonably likely to lead to an Optium Superior Proposal (as defined in Section 6.1(e)(ii)), (B) the Board of Directors of Optium determines in good faith (after consultation with and based upon the advice of outside legal counsel) that failure to take such action would constitute a breach of the Optium Board of Directors' fiduciary duties under applicable Law and (C) prior to providing such non-public information to, or entering into discussions or negotiations with, such person or entity, the Optium Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to Optium than those contained in the Mutual Non-Disclosure Agreement dated as of July 19, 2007 between Finisar and Optium (the "Confidentiality Agreement") and all information delivered to such person or entity that has not previously been made available to Finisar is made available to Finisar at the same time it is made available to such person or entity.

        (b)   Optium shall notify Finisar no later than twenty-four (24) hours after receipt by Optium (or its advisors) of any Optium Acquisition Proposal or any request for nonpublic information in connection with an Optium Acquisition Proposal or for access to the properties, books or records of Optium by any person or entity that informs Optium that it is considering making, or has made, an Optium Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

        (c)   Except as specifically permitted in Section 6.1(a), Optium shall, and shall cause each of its Subsidiaries and Representatives to, immediately cease and terminate any existing solicitations, discussions, negotiations or other activity with any third party with respect to any Optium Acquisition Proposal or which could reasonably be expected to lead to an Optium Acquisition Proposal, and shall inform its Subsidiaries and Representatives which are engaged in any such solicitations, discussions, negotiations or other activity of Optium's obligations under this Section 6.1. Optium shall promptly inform its Representatives who have been involved with or otherwise providing assistance in connection with the negotiation of this Agreement and the transactions contemplated by this Agreement of Optium's obligations under this Section 6.1. Optium shall promptly demand that any third party (and the legal, financial or other Representatives of any such third party) who has heretofore executed a confidentiality agreement with or for the benefit of Optium or any of its Subsidiaries with respect to such party's consideration of a possible Optium Acquisition Proposal promptly return or destroy (and Optium shall use commercially reasonable efforts to cause any such destruction to be certified in writing by any such third party to Optium) all confidential information heretofore made available by Optium or any of its Subsidiaries or any of their legal, financial or other Representatives to such party or any of its legal, financial or other Representatives in accordance with the terms of the confidentiality agreement with such party.

        (d)   Except as provided in this Section 6.1(d), neither the Board of Directors of Optium nor Optium shall, directly or indirectly, (i) withdraw or modify, or propose publicly to withdraw or modify, or resolve to withdraw or modify, the Optium Board Recommendation, or (ii) approve or recommend or propose publicly to approve or recommend, or resolve to approve or recommend, any Optium Acquisition Proposal (any of the actions referred to in the foregoing clauses (i) and (ii), whether such action is effected or authorized by Optium, the Board of Directors of Optium, or any committee thereof, an "Optium Board Recommendation Change"). Notwithstanding the foregoing:

            (i)  At any time prior to the receipt of the Optium Stockholder Approval, the Optium Board of Directors may, in response to an Optium Acquisition Proposal that the Optium Board of Directors determines in good faith (after consultation with its outside counsel and its financial advisor) constitutes an Optium Superior Proposal and that was unsolicited and made after the date hereof and that did not otherwise result from a breach of this Section 6.1, make an Optium Board Recommendation Change if the Optium Board of Directors has concluded in good faith, after consultation with its outside counsel, that, in light of such Optium Superior Proposal, the failure of the Optium Board of Directors to effect a Optium Board Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(f) would result in a breach of its fiduciary duties under applicable Law; provided, however, that Optium shall not be entitled to exercise its right to make an Optium Board Recommendation Change pursuant to this sentence unless Optium has: (A) provided to Finisar three (3) business days' prior written notice (such notice, a "Notice of Optium Superior Proposal"), which notice shall not be deemed to be an Optium Board

  Recommendation Change, advising Finisar that the Optium Board of Directors intends to take such action and specifying the reasons therefore, including the then current material terms and conditions of any Optium Superior Proposal that is the basis of the proposed action by the Optium Board of Directors and the identity of the Person making the proposal (it being understood and agreed that any material amendment to any term of any such Optium Superior Proposal shall require a new Notice of Optium Superior Proposal and a new three (3) business day period), (B) during such three (3) business day period if requested by Finisar, Optium engaged in good faith negotiations with Finisar to amend this Agreement in such a manner that any Optium Acquisition Proposal which was determined to constitute an Optium Superior Proposal no longer is an Optium Superior Proposal and (C) at the end of such period such Optium Acquisition Proposal has not been withdrawn and continues to constitute an Optium Superior Proposal (taking into account any changes to the terms of this Agreement proposed by Finisar following a Notice of Optium Superior Proposal, as a result of the negotiations required by clause (B) or otherwise).

           (ii)  Nothing contained in this Section 6.1(d) shall be deemed to (A) affect any other obligation of Optium under this Agreement (other than the obligation to recommend this Agreement set forth in Section 6.7) or (B) except upon a termination of this Agreement pursuant to Section 8.1, limit Optium's obligation to call, give notice of, convene and hold the Stockholder Meeting of Optium, regardless of whether the Optium Board of Directors has effected an Optium Board Recommendation Change.

          (iii)  Nothing contained in this Section 6.1(d) or otherwise contained in this Agreement shall be deemed to prohibit Optium from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to Optium's stockholders if, in the good faith judgment of the Optium Board of Directors, after consultation with outside counsel, such action is required under applicable Law.

        (e)   For purposes of this Agreement:

            (i)  "Optium Acquisition Proposal" means (A) any proposal, indication of interest or offer with respect to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving Optium or any of its Significant Subsidiaries (as defined in Section 9.3) or (B) any proposal or offer to acquire in any manner, directly or indirectly, 10% or more of the total voting power or of any class of equity securities of Optium or those of any of its Subsidiaries, or 10% or more of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of Optium, in each case other than the transactions contemplated by this Agreement.

           (ii)  "Optium Superior Proposal" means an unsolicited bona fide Optium Acquisition Proposal involving the acquisition of substantially all of the assets (on a consolidated basis) or more than 50% of the total voting power of the equity securities of Optium that the Optium Board of Directors determines in good faith, after consultation with Optium's outside legal counsel and financial advisor, to be more favorable from a financial point of view to the Optium stockholders than the Merger, taking into account all financial, regulatory, legal and other aspects of such Optium Acquisition Proposal including, without limitation, the likelihood of consummation in light of, among other things, whether or not fully committed financing is available.

        Section 6.2    No Solicitation by Finisar.

        (a)   From and after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, Finisar shall not, directly or indirectly, through any Representative, (i) solicit, initiate, seek or knowingly encourage or support (including, without limitation, by waiving any standstill or similar contractual restriction) any inquiries or proposals that constitute, or would reasonably be expected to lead to, a Finisar Acquisition Proposal (as defined in Section 6.2(e)(i)), (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Finisar Acquisition Proposal, or (iii) agree to any Finisar Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Finisar or its Board of Directors from, at any time prior to receipt of the Finisar Stockholder Approval, providing non-public information to, or engaging or participating in discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Finisar Acquisition Proposal by such person or entity, if and only to the extent that (A) the Board of Directors of Finisar (after consultation with its financial advisors and outside legal counsel) determines in good faith that such Finisar Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all financial, legal, regulatory and other aspects of such Finisar Acquisition Proposal and the person making it, and that such Finisar Acquisition Proposal constitutes or is reasonably likely to lead to a Finisar Superior Proposal (as defined in Section 6.2(e)(ii)), (B) the Board of Directors of Finisar determines in good faith (after consultation with and based upon the advice of outside legal counsel) that failure to take such action would constitute a breach of the Finisar Board of Directors' fiduciary duties under applicable Law and (C) prior to providing such non-public information to, or entering into discussions or negotiations with, such person or entity, the Finisar Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to Finisar than those contained in the Confidentiality Agreement and all information delivered to such person or entity that has not previously been provided or made available to Optium is made available to Optium at the same time it is made available to such other person or entity.

        (b)   Finisar shall notify Optium no later than twenty-four (24) hours after receipt by Finisar (or its advisors) of any Finisar Acquisition Proposal or any request for nonpublic information in connection with a Finisar Acquisition Proposal or for access to the properties, books or records of Finisar by any person or entity that informs Finisar that it is considering making, or has made, a Finisar Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonably detail the identity of the offeror and the terms and conditions or such proposal, inquiry or contact.

        (c)   Except as specifically permitted in Section 6.2(a), Finisar shall, and shall cause each of its Subsidiaries and Representatives to, immediately cease and terminate any existing solicitations, discussions, negotiations or other activity with any third party with respect to any Finisar Acquisition Proposal or which could reasonably be expected to lead to a Finisar Acquisition Proposal, and shall inform its Subsidiaries and Representatives which are engaged in any such solicitations, discussions, negotiations or other activity of Finisar's obligations under this Section 6.2. Finisar shall promptly inform its Representatives who have been involved with or otherwise providing assistance in connection with the negotiation of this Agreement and the transactions contemplated by this Agreement of Finisar's obligations under this Section 6.2. Finisar shall promptly demand that any third party (and the legal, financial or other Representatives of any such third party) who has heretofore executed a confidentiality agreement with or for the benefit of Finisar or any of its Subsidiaries with respect to such party's consideration of a possible Finisar Acquisition Proposal promptly return or destroy (and Finisar shall use commercially reasonable efforts to cause any such destruction to be certified in writing by any such third party to Finisar) all confidential information heretofore made available by Finisar or any of its Subsidiaries or any of their legal, financial or other Representatives to such party or any of its legal, financial or other Representatives in accordance with the terms of the confidentiality agreement with such party.

        (d)   Except as provided in this Section 6.2(d), neither the Board of Directors of Finisar nor Finisar shall, directly or indirectly, (i) withdraw or modify, or propose publicly to withdraw or modify, or resolve to withdraw or modify, the Finisar Board Recommendation, or (ii) approve or recommend or propose publicly to approve or recommend, or resolve to approve or recommend, any Finisar Acquisition Proposal (any of the actions referred to in the foregoing clauses (i) and (ii), whether such action is effected or authorized by Finisar, the Board of Directors of Finisar, or any committee thereof, a "Finisar Board Recommendation Change"). Notwithstanding the foregoing:

            (i)  At any time prior to the receipt of the Finisar Stockholder Approval, the Finisar Board of Directors may, in response to a Finisar Acquisition Proposal that the Finisar Board of Directors determines in good faith (after consultation with its outside counsel and its financial advisor) constitutes a Finisar Superior Proposal and that was unsolicited and made after the date hereof and that did not otherwise result from a breach of this Section 6.2, make a Finisar Board Recommendation Change if the Finisar Board of Directors has concluded in good faith, after consultation with its outside counsel, that, in light of such Finisar Superior Proposal, the failure of the Finisar Board of Directors to effect a Finisar Board Recommendation Change and/or terminate this Agreement pursuant to Section 8.1(h) would result in a breach of its fiduciary duties under applicable Law; provided, however, that Finisar shall not be entitled to exercise its right to make a Finisar Board Recommendation Change pursuant to this sentence unless Finisar has: (A) provided to Optium three (3) business days' prior written notice (such notice, a "Notice of Finisar Superior Proposal"), which notice shall not be deemed to be a Finisar Board Recommendation Change, advising Optium that the Finisar Board of Directors intends to take such action and specifying the reasons therefore, including the then current material terms and conditions of any Finisar Superior Proposal that is the basis of the proposed action by the Finisar Board of Directors and the identity of the Person making the proposal (it being understood and agreed that any material amendment to any term of any such Finisar Superior Proposal shall require a new Notice of Finisar Superior Proposal and a new three (3) business day period), (B) during such three (3) business day period if requested by Optium, Finisar engaged in good faith negotiations with Optium to amend this Agreement in such a manner that any Finisar Acquisition Proposal which was determined to constitute a Finisar Superior Proposal no longer is a Finisar Superior Proposal and (C) at the end of such period such Finisar Acquisition Proposal has not been withdrawn and continues to constitute a Finisar Superior Proposal (taking into account any changes to the terms of this Agreement proposed by Optium following a Notice of Finisar Superior Proposal, as a result of the negotiations required by clause (B) or otherwise).

           (ii)  Nothing contained in this Section 6.2(d) shall be deemed to (A) affect any other obligation of Finisar under this Agreement (other than the obligation to recommend this Agreement set forth in Section 6.7)or (B) except upon a termination of this Agreement pursuant to Section 8.1, limit Finisar's obligation to call, give notice of, convene and hold the Stockholder Meeting of Finisar, regardless of whether the Finisar Board of Directors has effected a Finisar Board Recommendation Change.

          (iii)  Nothing contained in this Section 6.2(d) or otherwise contained in this Agreement shall be deemed to prohibit Finisar from taking and disclosing to its stockholders a position with respect to a tender offer contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to Finisar's stockholders if, in the good faith judgment of the Finisar Board of Directors, after consultation with outside counsel, such action is required under applicable Law.

        (e)   For purposes of this Agreement:

            (i)  "Finisar Acquisition Proposal" means (A) any proposal, indication of interest or offer with respect to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving Finisar or any of its Significant Subsidiaries or (B) any proposal or offer to acquire in any manner, directly or indirectly, 10% or more of the total voting power or of any class of equity securities of Finisar or those of any of its Subsidiaries, or 10% or more of the consolidated total assets (including, without limitation, equity securities of its Subsidiaries) of Finisar, in each case other than the transactions contemplated by this Agreement.

           (ii)  "Finisar Superior Proposal" means an unsolicited bona fide Finisar Acquisition Proposal involving the acquisition of substantially all of the assets (on a consolidated basis) or more than 50% of the total voting power of the equity securities of Finisar that the Finisar Board of Directors determines in good faith, after consultation with Finisar's outside legal counsel and financial advisor, to be more favorable from a financial point of view to the Finisar stockholders than the Merger, taking into account all financial, regulatory, legal and other aspects of such Finisar Acquisition Proposal including, without limitation, the likelihood of consummation in light of, among other things, whether or not fully committed financing is available.

        Section 6.3    Joint Proxy Statement/Prospectus; Registration Statement.

        (a)   As promptly as practicable after the execution of this Agreement, Finisar and Optium shall prepare and file with the SEC the Joint Proxy Statement, and Finisar shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement will be included as a prospectus. Each of Finisar and Optium shall use all commercially reasonable efforts to cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 6.3 to comply in all material respects with all applicable legal requirements. None of the Registration Statement, the Joint Proxy Statement or any amendment or supplement thereto will be filed or disseminated to the stockholders of Optium without the approval of both Finisar and Optium.

        (b)   Each of Finisar and Optium will cause the Joint Proxy Statement to be mailed to its stockholders as promptly as reasonably practicable after the Registration Statement is declared effective by the SEC. If at any time prior to the Effective Time, any event occurs which is required to be set forth in an amendment or supplement to the Joint Proxy Statement or the Registration Statement so that such document does not include any misstatement of material fact or omit to state any material fact necessary to make the statements therein not misleading, Finisar or Optium, as applicable, will as promptly as reasonably practicable inform the other of such occurrence, and Finisar and Optium will cooperate in filing such amendment or supplement with the SEC, use commercially reasonable efforts to cause such amendment to become effective as promptly as practicable and, if required, mail such amendment or supplement to their respective stockholders.

        (c)   Each of Finisar and Optium shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practicable. Finisar shall advise Optium, promptly after it receives notice thereof, of the time when the Registration Statement has become effective under the Securities Act, the issuance of any stop order with respect to the Registration Statement, the suspension of the qualification of the Finisar Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any comments or requests for additional information by the SEC with respect to the Registration Statement.

        (d)   Prior to the Registration Statement being declared effective under the Securities Act by the SEC, each of Finisar, Optium and Sub shall execute and deliver to Goodwin Procter LLP and DLA Piper US LLP a tax representation letter in customary form. Following the delivery of the tax representation letters pursuant to the preceding sentence, each of Finisar and Sub shall use its reasonable best efforts to cause DLA Piper US LLP to deliver to it a tax opinion satisfying the requirements of Item 601 of Regulation S-K under the Securities Act; and Optium shall use its reasonable best efforts to cause Goodwin Procter LLP to deliver to it a tax opinion satisfying the requirements of Item 601 of Regulation S-K under the Securities Act. In rendering such opinions, each of such counsel shall be entitled to rely on the tax representation letters referred to in this Section 6.3(d).

        (e)   Each of Finisar and Optium shall make all necessary filings with respect to the Merger under the Securities Act and the Exchange Act and applicable state blue sky laws and the rules and regulations thereunder.

        Section 6.4    Consents.    Each of Finisar and Optium shall use all commercially reasonable efforts to obtain all necessary consents, waivers and approvals under any of Finisar's or Optium's material agreements, contracts, licenses or leases as may be necessary to consummate the Merger and the other transactions contemplated by this Agreement (the "Third Party Consents").

        Section 6.5    Current NASDAQ Quotation.    Each of Finisar and Optium agrees to use its commercially reasonable efforts to continue the quotation of Finisar Common Stock and Optium Common Stock on the NASDAQ Global Select Market and the NASDAQ Global Market, respectively, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time.

        Section 6.6    Access to Information.    Upon reasonable notice, Optium and Finisar shall each (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other Representatives of the other, access, during normal business hours during the period prior to the Effective Time or until the termination of this Agreement, to all its properties, books, contracts, commitments and records and, during such period, each of Optium and Finisar shall (and shall cause each of its Subsidiaries to) furnish promptly to the other (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities Law and (ii) all other information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that neither Optium nor Finisar nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would materially interfere with the conduct of its business, contravene any Law or binding agreement entered into prior to the date of this Agreement or would reasonably be expected to violate or result in a loss or impairment of any attorney-client or work product privilege (it being understood and agreed that a party's right to limit access to certain information under this Section 6.6 shall not affect a determination of whether the closing conditions in Section 7.2(a) and Section 7.3(a) have been satisfied). Unless otherwise required by Law, the parties will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

        Section 6.7    Stockholders' Meetings; Recommendation.    Optium and Finisar each shall use its best efforts to cause a meeting of its respective stockholders (the "Stockholders' Meeting") to be held as soon as reasonably practicable after the date hereof for the purpose, in the case of Optium, of obtaining the Optium Stockholder Approval, and, in the case of Finisar, of obtaining the Finisar Stockholder Approval (each, a "Stockholder Proposal"). Except as set forth in Sections 6.1 and 6.2, respectively, each of the Boards of Directors of Optium and Finisar shall use its respective best efforts to obtain from its respective stockholders the approval of its respective Stockholder Proposal and shall recommend to its respective stockholders that they so vote at its respective Stockholders' Meeting or any adjournment or postponement thereof and shall not withdraw, qualify or modify in any manner adverse to the other party such recommendation. Notwithstanding anything to the contrary in this Agreement, if this Agreement is earlier terminated in accordance with its terms, neither Finisar nor Optium shall be required to submit its respective Stockholder Proposal for approval by its stockholders at its respective Stockholders' Meeting.

        Section 6.8    Legal Conditions to Merger.

        (a)   Each of Finisar and Optium will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include, without limitation, furnishing all information required under the HSR Act and in connection with applicable approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon either of them or any of their Subsidiaries in connection with the Merger. Each of Finisar and Optium will, and will cause its Subsidiaries to, (i) take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity required to be obtained or made by Finisar, Optium or any of their Subsidiaries in connection with the Merger (any of the foregoing an "Approval") or the taking of any action contemplated thereby or by this Agreement, (ii) diligently oppose or pursue any rehearing, appeal or other challenge which may be available to it of any refusal to issue any Approval or of any order or ruling of any Governmental Entity which may adversely affect the ability of the parties hereto to consummate the Merger or, except as permitted by Sections 6.1 and 6.2, to take any action contemplated by any Approval or by this Agreement until such time as such refusal to issue any Approval or any order or ruling has become final and non-appealable, and (iii) diligently oppose any objections to, appeals from or petitions to reconsider or reopen any Approval or the taking of any action contemplated thereby or by this Agreement. Notwithstanding the foregoing, neither Optium nor Finisar shall be required to agree, as a condition to any Approval, to sell, license, dispose of, hold separate, or operate in any specified manner any assets or businesses or Subsidiaries of Finisar, Sub, Optium or the Surviving Corporation (or to require any such party or any of their respective Subsidiaries or Affiliates to agree to any of the foregoing).

        (b)   Without limiting the generality of the foregoing provisions of Section 6.8(a), as soon as may be reasonably practicable following the execution and delivery of this Agreement, each of Finisar and Optium shall file with the Bureau of Competition of the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby as required by the HSR Act, as well as comparable premerger notification filings, forms and submissions with any foreign Governmental Entity that may be required by the merger notification or control Laws of any applicable foreign jurisdiction. If any party hereto receives a request for additional information or documentary material from any such Governmental Entity with respect to the transactions contemplated by this Agreement, then such party shall use best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Each of Finisar and Optium shall promptly (i) cooperate and coordinate with the other in the making of, and supply the other with any information that may be required in order to effectuate, such filings or responses to requests for additional information or documentary material, (ii) promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement, (iii) permit the other to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or material oral communication with any such Governmental Entity (which, at the request of either of the parties, shall be limited to outside antitrust counsel only), (iv) not participate in any meeting with any such Governmental Entity unless it consults with the other in advance and, to the extent permitted by such Governmental Entity, gives the other the opportunity to attend and participate thereat, and (v) furnish the other with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and any such Governmental Entity.

        Section 6.9    Public Disclosure.

        (a)   On the date this Agreement is executed (or if executed after the close of business, no later than the opening of the NASDAQ Global Market on the next day), Finisar and Optium shall issue a joint press release with respect to the execution hereof and the transactions contemplated hereby. Except to the extent not permitted under any applicable Law or any listing agreement with or rule of any regulatory body, national securities exchange or association, Finisar and Optium shall consult with each other before issuing any press release, making any other public statement or scheduling any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated by this Agreement.

        (b)   Neither Finisar nor Optium shall issue any press release or other public statement concerning the transactions contemplated by this Agreement without first providing the other with a written copy of the text of such release or statement and obtaining the consent of the other to such release or statement, which consent will not be unreasonably withheld or delayed. The consent provided for in this Section 6.9(b) shall not be required if the delay would preclude the timely issuance of a press release or public statement required by Law or any applicable regulations. The provisions of this Section 6.9(b) shall not be construed as limiting the parties from communications consistent with the purposes of this Agreement, including but not limited to seeking the regulatory and stockholder approvals contemplated hereby.

        Section 6.10    Tax-Free Reorganization.    Each of Finisar, Sub and Optium shall use all reasonable efforts to cause the Merger to be treated as a "reorganization" within the meaning of Section 368(a) of the Code. None of Finisar, Sub and Optium shall knowingly take any action, or fail to take any action, which action or failure to act would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Code Section 368(a)(1)(A) and 368(a)(2)(E), and each shall file all Returns consistent with the treatment of the Merger as a reorganization within the meaning of Code Section 368(a)(1)(A) and 368(a)(2)(E).

        Section 6.11    Stockholder Litigation.    If stockholder litigation is commenced against Optium or Finisar relating to the Merger or any other transactions contemplated hereby, the defending party shall give the other party the opportunity, subject to a customary joint defense agreement, to participate in, but not control, the defense or settlement of any such stockholder litigation by the defending party.

        Section 6.12    NASDAQ Quotation.    Finisar shall cause the shares of Finisar Common Stock to be issued in the Merger to be approved for quotation on the NASDAQ Global Select Market, subject to official notice of issuance, prior to the Closing Date.

        Section 6.13    Stock Plans, Options, Warrants, Employee Benefits.

        (a)   At the Effective Time, each outstanding Optium Option, whether vested or unvested, shall be assumed by Finisar and converted into an option to acquire, on the same terms and conditions as were applicable under such Optium Option, a number of shares of Finisar Common Stock (rounded down to the nearest whole number) equal to the product of (1) the number of shares of Optium Common Stock purchasable pursuant to such Optium Option (without regard to vesting) immediately prior to the Effective Time and (2) the Exchange Ratio, at a price per share (rounded up to the nearest whole cent) equal to (i) the exercise price for the share of Optium Common Stock otherwise purchasable pursuant to such Optium Option (without regard to vesting) immediately prior to the Effective Time divided by (ii) the Exchange Ratio; provided, however, that in the case of any Optium Options to which Section 422 of the Code applies ("incentive stock options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be calculated differently, if necessary, in order to comply with Section 424(a) of the Code and to avoid a "modification" of any Optium Option under Section 424(h) of the Code. In addition, any Optium Option converted pursuant to this section 6.13(a) shall be converted in a manner that complies with Section 409A of the Code (or an available exemption therefrom) and any guidance issued pursuant to Section 409A of the Code by the U.S. Department of Treasury.

        (b)   At the Effective Time, each Optium RSU Award which is outstanding and which has not been settled by the issuance of shares of Optium Common Stock immediately prior to the Effective Time shall cease to represent a right to receive upon settlement thereof shares of Optium Common Stock and shall be assumed by Finisar and converted into a right to receive upon settlement thereof shares of

Finisar Common Stock in an amount determined as provided below (and each converted RSU Award otherwise shall remain subject to the terms of Optium's 2006 Stock Option and Incentive Plan, and the applicable agreement, notice or letter evidencing the grant of Optium RSU Award thereunder). The number of shares of Finisar Common Stock to be subject to a converted RSU Award shall be equal to the product of (x) the number of shares of Optium Common Stock subject to the Optium RSU Award and (y) the Exchange Ratio, provided that any fractional shares of Finisar Common Stock resulting from such multiplication shall be rounded down to the nearest whole share. Prior to the Effective Time, Optium shall take all action necessary to be taken by Optium in order to effect the foregoing provisions of this Section.

        (c)   As soon as reasonably practicable after the Effective Time, Finisar shall deliver to each holder of an Optium Option or an Optium RSU Award outstanding immediately prior to the Effective Time an appropriate notice evidencing the assumption of Optium securities by Finisar as provided in Sections 6.13(a) and (b). Finisar shall comply with the terms of the Optium Option Plans and the agreements evidencing the Optium Options and the Optium RSU Awards, subject to the adjustments made pursuant to this Section, and shall ensure, to the extent required by, and subject to the provisions of each such plan and agreement, that Optium Options which qualified as incentive stock options immediately prior to the Effective Time will continue to qualify as incentive stock options after the Effective Time to the maximum extent permitted by Law. Each holder of a converted Optium Option or a converted Optium RSU Award shall be credited with such holder's service with Optium or its Subsidiaries for purposes of determining such holder's vesting rights under such converted Optium Option or Optium RSU Award, as applicable.

        (d)   Finisar shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Finisar Common Stock for delivery upon the exercise of the Optium Options assumed in accordance with this Section 6.13. As soon as practicable after the Effective Time, and not more than fifteen (15) business days thereafter, Finisar shall file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Finisar Common Stock subject to the Optium Options and the Optium RSU Awards assumed pursuant to this Section 6.13 and shall use its reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Optium Options and the Optium RSU Awards remain outstanding. With respect to those individuals, if any, who subsequent to the Merger will be subject to the reporting requirements under Section 16(a) of the Exchange Act, where applicable, Finisar shall administer the Optium Options and the Optium RSU Awards assumed pursuant to this Section 6.13 in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the Optium Options and Optium RSU Awards complied with such rule prior to the Merger.

        (e)   At the Effective Time, each outstanding Optium Warrant shall be assumed by Finisar and converted into a warrant to acquire, on the same terms and conditions as were applicable under such Optium Warrant, the same number of shares of Finisar Common Stock as the holder of such Optium Warrant would have been entitled to receive pursuant to the Merger had such holder exercised such Optium Warrant in full immediately prior to the Effective Time (rounded down to the nearest whole number), at a price per share (rounded up to the nearest whole cent) equal to (i) the aggregate exercise price for the shares of Finisar Common Stock otherwise purchasable pursuant to such Optium Warrant divided by (ii) the number of full shares of Finisar Common Stock deemed purchasable pursuant to such Optium Warrant in accordance with the foregoing. As soon as practicable after the Effective Time, Finisar shall deliver to the holders of the Optium Warrants appropriate notice setting forth such holders' rights pursuant hereto and shall deliver to such holders, upon surrender of their Optium Warrants, new warrants (the "Finisar Warrants") evidencing such holders' rights pursuant hereto. Finisar shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Finisar Common Stock for delivery upon the exercise of the Finisar Warrants in accordance with this Section 6.13.

        (f)    Employees of Optium as of the Effective Time shall be permitted to participate in the Finisar Purchase Plan commencing on the first enrollment date of such plan following the Effective Time, subject to the eligibility provisions of such plan (with employees receiving credit, for purposes of such eligibility provisions, for service with Optium or Finisar).

        (g)   Finisar shall, and shall cause the Surviving Corporation and its Subsidiaries to, provide each employee of the Surviving Corporation and its Subsidiaries with benefits, including 401(k), deferred compensation, health and welfare and paid-time off benefits, which are no less favorable in the aggregate than those generally provided by Finisar to an employee of comparable rank and location.

        (h)   Except to the extent necessary to avoid duplication of benefits, to the extent that any employee of Optium or any of Optium's Subsidiaries becomes eligible to participate in any employee benefit plan of Finisar after the Effective Time, Finisar, the Surviving Corporation and their Subsidiaries, to the extent such employee benefit plan permits, shall credit such employee's service with Optium or its Subsidiaries for purposes of determining such employee's eligibility to participate in and vesting under, and for purposes of calculating the benefits under, such employee benefit plan. Finisar, the Surviving Corporation and their Subsidiaries will (i) waive all limitations as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to any employee of Optium or any of Optium's Subsidiaries under any welfare plan that such employees may be eligible to participate in after the Effective Time, to the extent permitted by such plan, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for such employees immediately prior to the Effective Time, and (ii) provide each such employee with credit for any credit for any co-payment and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plan that such employees are eligible to participate in after the Effective Time, to the extent permitted by such plan.

        Section 6.14    Brokers or Finders.    Each of Finisar and Optium represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except Morgan Stanley, whose fees and expenses will be paid by Optium in accordance with Optium's agreement with such firm, and Oppenheimer, whose fees and expenses will be paid by Finisar in accordance with Finisar's agreement with such firm, and each of Finisar and Optium agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its Affiliate.

        Section 6.15    Indemnification of Directors and Officers.

        (a)   Finisar shall cause the Surviving Corporation to indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, an officer, director or employee of Optium or any of its Subsidiaries (the "Indemnified Parties") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation (each, a "Proceeding") based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Optium or any of its Subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities") including, without limitation, all losses, claims, damages, costs, expenses, liabilities or judgments based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby. Any Indemnified Party wishing to claim indemnification under this Section 6.15, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Finisar or the Surviving Corporation (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6.15 except to the extent such failure prejudices such party), and, in connection with any request for an advancement of expenses, shall deliver to Finisar and the Surviving Corporation an undertaking of the type contemplated by Section 145(e) of the DGCL. An Indemnified Party will cooperate reasonably with the Surviving Corporation, at the Surviving Corporation's expense, in the defense of such matter, and the Surviving Corporation shall have the right to control the defense of such matter and shall retain only one set of legal counsel selected by the Surviving Corporation and reasonably satisfactory to the Indemnified Party (plus one local counsel, if necessary) to represent all Indemnified Parties with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case such additional counsel as may be required (as shall be reasonably determined by the Indemnified Parties and the Surviving Corporation) may be retained by the Indemnified Parties.

        (b)   From and after the Effective Time, Finisar will cause the Surviving Corporation to honor in all respects the obligations of Optium pursuant to the Optium Charter Documents, as in effect as of the date hereof, and any indemnification agreement between Optium and any of Optium's directors and officers existing and in force as of the date of this Agreement and filed as an exhibit to the Optium SEC Filings. Finisar and the Surviving Corporation shall not, for a period of six (6) years from the Effective Time, amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who, immediately prior to the Effective Time, were current or former directors, officers, or employees of the Acquired Companies unless such amendment, repeal or modification is required by applicable Law, and all rights to indemnification thereunder in respect of any claim asserted or made within such period shall continue until the final disposition or resolution of such claim.

        (c)   At or prior to the Effective Time, Optium shall purchase a "tail" directors' and officers' liability insurance policy (which by its terms shall survive the Merger) for its directors and officers, which shall provide such directors and officers with coverage for six (6) years following the Effective Time of not less than (or more than) the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by Optium, so long as the aggregate premium is less than 225% of the aggregate annual premiums currently paid by Optium for such insurance. In the event that such amount is insufficient for such coverage, Optium may spend up to that amount to purchase such lesser coverage as may be obtained with such amount. Finisar shall, and shall cause the Surviving Corporation to, maintain such policy in full force and effect, and continue to honor the obligations thereunder.

        (d)   The provisions of this Section 6.15 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and Representatives, and may not be amended, altered or repealed without the written consent of any affected Indemnified Party.

        Section 6.16    Additional Agreements; Reasonable Efforts.    Subject to the terms and conditions of this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement as promptly as commercially practicable. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Constituent Corporations, the proper officers and directors of each party to this Agreement shall take all such necessary action.

        Section 6.17    Termination of 401(k) Plans.    Effective no later than the last day of the payroll period immediately preceding the Closing Date, Optium and its ERISA Affiliates, as applicable, shall each terminate any and all plans intended to include a Code Section 401(k) arrangement (collectively, the "401(k) Plans") unless Finisar provides written notice to Optium that any 401(k) Plan shall not be so terminated. Unless Finisar provides such written notice to Optium, no later than seven (7) business days prior to the Closing Date, Optium shall provide to Finisar (i) copies of duly adopted resolutions by Optium's Board of Directors authorizing the termination of such 401(k) Plans and (ii) with respect to each 401(k) Plan, an executed amendment to the 401(k) Plan sufficient to assure compliance with all applicable requirements of the Code and regulations thereunder so that the tax-qualified status of the 401(k) Plan shall be maintained at the time of termination. The form and substance of such resolutions and amendment shall be subject to the prior review and approval of Finisar.

        Section 6.18    Finisar Board of Directors.    Effective at the Effective Time, Finisar shall increase the number of authorized members of its Board of Directors from seven (7) to nine (9). Finisar shall use its best efforts to obtain the resignation of a director of Finisar, if necessary, such that at the Effective Time, three (3) vacancies will exist on the Finisar Board of Directors. Subject to the fiduciary duties of its Board of Directors and the willingness and ability of the following individuals to serve, Finisar shall cause Morgan Jones, Eitan Gertel and Christopher Crespi currently members of the Optium Board of Directors (the "Optium Director Designees"), to be appointed as Class I, Class II and Class III members of the Finisar Board of Directors, respectively, effective immediately after the Effective Time, and Finisar's Board of Directors has approved the addition of such individuals as directors of Finisar in such Classes immediately after the Effective Time.

        Section 6.19    Finisar Executive Officers.    Prior to the Effective Time, the Finisar Board of Directors shall take such action as is necessary to confirm the appointment of Jerry S. Rawls to the office of Chairman of the Board of Finisar and Eitan Gertel to the office of Chief Executive Officer of Finisar, effective as of the Effective Time, in each case subject to the willingness and ability of such individuals to serve in such capacities.

        Section 6.20    Notification of Certain Matters.

        (a)   Optium shall give prompt notice to Finisar and Sub of any of the following: (i) any representation or warranty contained in Article III of this Agreement being untrue, inaccurate or incomplete when made, (ii) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article 3 to be untrue, inaccurate or incomplete at any time on or before the Effective Time, or (iii) any failure of Optium to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder.

        (b)   Finisar shall give prompt notice to Optium of any of the following: (i) any representation or warranty contained in Article IV of this Agreement being untrue, inaccurate or incomplete when made, (ii) the occurrence of any event or development that would cause (or could reasonably be expected to cause) any representation or warranty contained in Article 4 to be untrue, inaccurate or incomplete at any time on or before the Effective Time, or (iii) any failure of Finisar to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder.

        (c)   Notwithstanding the above, the delivery of any notice pursuant to this Section will not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the conditions to such party's obligation to consummate the Merger.

        Section 6.21    Exemption from Liability Under Section 16(b).    Prior to the Effective Time, Finisar, Optium and their respective Boards of Directors shall adopt resolutions consistent with the interpretive guidance of the SEC and take any other actions as may be required, to the extent permitted under applicable Law, to cause any dispositions of Optium Common Stock (including derivative securities with respect to Optium Common Stock) or acquisitions of Finisar Common Stock (including derivative securities with respect to Finisar Common Stock) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act to be exempt from Section 16(b) of the Exchange Act under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE VII
CONDITIONS TO MERGER

        Section 7.1    Conditions to Each Party's Obligation to Effect the Merger.    The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

          (a)   The Optium Stockholder Approval and the Finisar Stockholder Approval shall have been obtained by Optium and Finisar, respectively.

          (b)   The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          (c)   The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

          (d)   No temporary restraining order, decree, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall have been issued and remaining in effect, nor shall any proceeding brought by a domestic administrative agency or commission or other domestic Governmental Entity, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal.

          (e)   Optium shall have received a written opinion from Goodwin Procter LLP, counsel to Optium, in form and substance reasonably satisfactory to Optium and Finisar, to the effect that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code; provided, however, that if Goodwin Procter LLP does not render such opinion, this condition will nevertheless be satisfied if DLA Piper US LLP, counsel to Finisar, renders a written opinion to Finisar, in form and substance reasonably satisfactory to Optium, to the effect that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code. The issuance of such opinion shall be conditioned upon the receipt by such counsel of customary representation letters from each of Finisar and Sub, on the one hand, and Optium, on the other hand, in each case, in form and substance reasonably satisfactory to such counsel. Each such representation letter shall be dated on or before the date of such opinion and shall not have been withdrawn or modified in any material respect.

          (f)    The shares of Finisar Common Stock to be issued in the Merger shall have been approved for listing on the NASDAQ Global Select Market.

        Section 7.2    Additional Conditions to Obligations of Finisar and Sub.    The obligations of Finisar and Sub to effect the Merger are subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Finisar and Sub:

          (a)   The representations and warranties of Optium set forth in this Agreement (other than the representations and warranties of Optium set forth in Section 3.2, Section 3.3(a), Section 3.20 and Section 6.14) shall be true, accurate and complete, individually and in the aggregate, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (in each case except to the extent a representation or warranty speaks as of an earlier date, in which case it shall be true, accurate and complete as of such earlier date), except (i) for changes contemplated by this Agreement and (ii) where the failure to be true, accurate and complete

  (without regard to any materiality or Material Adverse Effect qualifications contained therein) has not had, and would not be reasonably likely to have, a Material Adverse Effect on Optium. The representations and warranties of Optium set forth in Section 3.2, Section 3.3(a), Section 3.20 and Section 6.14 shall be true and correct in all respects (except in the case of Section 3.2 for such inaccuracies as are immaterial in the aggregate), and Finisar shall have received a certificate signed on behalf of Optium by the chief executive officer and the chief financial officer of Optium to such effect.

          (b)   Optium shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Finisar shall have received a certificate signed on behalf of Optium by the chief executive officer and the chief financial officer of Optium to such effect.

          (c)   There shall not be instituted or pending any action or proceeding by any Governmental Entity (i) seeking to restrain, prohibit or otherwise interfere with the ownership or operation by Finisar or any of its Subsidiaries of all or any material portion of the business of Optium or any of its Subsidiaries or of Finisar or any of its Subsidiaries or to compel Finisar or any of its Subsidiaries to dispose of or hold separate all or any material portion of the business or assets of Optium or any of its Subsidiaries or of Finisar or any of its Subsidiaries, except in each case to the extent Section 6.8 requires Finisar to do so, (ii) seeking to impose limitations on the ability of the Finisar or any of its Subsidiaries effectively to exercise full rights of ownership of the shares of the Surviving Corporation including the right to vote any such shares on any matters properly presented to stockholders or (iii) seeking to require divestiture by Finisar or any of its Subsidiaries of any such shares.

          (d)   From the date of this Agreement through the Closing, there shall not have occurred any event or circumstance that constitutes a Material Adverse Effect on Optium.

        Section 7.3    Additional Conditions to Obligations of Optium.    The obligation of Optium to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived, in writing, exclusively by Optium:

          (a)   The representations and warranties of Finisar and Sub set forth in this Agreement (other than the representations and warranties of Finisar set forth in Section 4.2, Section 4.3(a), Section 4.25 and Section 6.14) shall be true, accurate and complete, individually and in the aggregate, as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (in each case except to the extent a representation or warranty speaks as of an earlier date, in which case it shall be true, accurate and complete as of such earlier date), except (i) for changes contemplated by this Agreement and (ii) where the failure to be true, accurate and complete (without regard to any materiality or Material Adverse Effect qualifications contained therein) has not had, and would not be reasonably likely to have, a Material Adverse Effect on Finisar. The representations and warranties of Finisar set forth in Section 4.2, Section 4.3(a), Section 4.25 and Section 6.14 shall be true and correct in all respects (except in the case of Section 4.2 for such inaccuracies as are immaterial in the aggregate), and Optium shall have received a certificate signed on behalf of Finisar by the chief executive officer and the chief financial officer of Finisar to such effect.

          (b)   Finisar and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date; and Optium shall have received a certificate signed on behalf of Finisar by the chief executive officer and the chief financial officer of Finisar to such effect.

          (c)   From the date of this Agreement through the Closing, there shall not have occurred any event or circumstance that constitutes a Material Adverse Effect on Finisar.

          (d)   The Optium Director Designees shall have been appointed as members of the Finisar Board of Directors, effective as of the Effective Time.

ARTICLE VIII
TERMINATION AND AMENDMENT

        Section 8.1    Termination.    This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 8.1(b) through 8.1(i), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Merger by the stockholders of Optium or Finisar (except as provided below):

          (a)   by the mutual written consent of Finisar and Optium;

          (b)   by either Finisar or Optium if the Merger shall not have been consummated by November 15, 2008 (the "Termination Date"); provided, however that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before the Termination Date, and provided further, that this Agreement may be extended up to ninety (90) days by either party by written notice to the other party if the Merger would have been consummated on or before the original Termination Date but for the nonsatisfaction of the condition set forth in Section 7.1(b), and the satisfaction of such condition can reasonably be expected to be obtained within such 90-day period;

          (c)   by either Finisar or Optium if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, except, if the party proposing to terminate this Agreement in reliance on such order, decree or ruling or other action has failed to comply in any material respect with its obligations under Section 6.8;

          (d)   by Finisar or Optium, if (i) at the Optium Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Optium in favor of approval of this Agreement and the Merger shall not have been obtained, or (ii) at the Finisar Stockholders' Meeting, the requisite vote of the stockholders of Finisar in favor of approval of the issuance of the Finisar Common Stock pursuant to the Merger shall not have been obtained; provided, however, that the right to terminate this Agreement pursuant to Section 8.1(d)(i) or 8.1(d)(ii) shall not be available to any party seeking termination if, at such time, such party is in material breach of or has materially failed to fulfill its obligations under this Agreement;

          (e)   by Finisar, if (i) the Board of Directors of Optium shall have failed to recommend adoption of this Agreement or the Merger, shall have withdrawn or modified its recommendation of this Agreement or the Merger or shall have resolved or publicly announced or disclosed its intention to do so or shall have failed to reconfirm its recommendation of this Agreement or the Merger within ten (10) business days after Finisar requests in writing that the Optium Board do so, provided such request may only be made in the event Optium has received an Optium Acquisition Proposal or any amendment to an Optium Acquisition Proposal and that Finisar may not make such a request on more than two (2) occasions with respect to any particular Optium Acquisition Proposal or material amendment thereto; (ii) the Board of Directors of Optium shall have recommended to the stockholders of Optium an Optium Acquisition Proposal or shall have resolved or publicly announced its intention to recommend or engage in such a Optium Acquisition Proposal; or (iii) a tender offer or exchange offer for 10% or more of the outstanding shares of Optium Common Stock is commenced (other than by Finisar or an Affiliate of Finisar) and the Board of Directors of Optium shall have (A) recommended that the stockholders of Optium tender their shares in such tender or exchange offer or (B) or on or after the

  11th business day after the commencement of such tender or exchange offer, if the Optium Board of Directors fails to recommend against acceptance of such offer or makes no recommendation or states an inability to make a recommendation;

          (f)    by Optium, if the Board of Directors of Optium shall have determined, in accordance with Section 6.1(d)(i), to terminate this Agreement in order to accept an Optium Superior Proposal and, concurrently with such termination, Optium shall have paid to Finisar the amount required by Section 8.3(b);

          (g)   by Optium, if (i) the Board of Directors of Finisar shall have failed to recommend approval of the issuance of the shares of Finisar Common Stock pursuant to the Merger, shall have withdrawn or modified its recommendation of the issuance of the shares of Finisar Common Stock pursuant to the Merger or shall have publicly announced or disclosed its intention to do so, or shall have failed to reconfirm its recommendation of the issuance of the shares of Finisar Common Stock pursuant to the Merger within ten (10) business days after Optium requests in writing that the Finisar Board do so, provided such request may only be made in the event Finisar has received a Finisar Acquisition Proposal or any amendment to a Finisar Acquisition Proposal and that Optium may not make such a request on more than two (2) occasions with respect to any particular Finisar Acquisition Proposal or material amendment thereto; (ii) the Board of Directors of Finisar shall have recommended to the stockholders of Finisar a Finisar Acquisition Proposal or shall have resolved or publicly announced its intention to recommend or engage in such a Finisar Acquisition Proposal; or (iii) a tender offer or exchange offer for 10% or more of the outstanding shares of Finisar Common Stock is commenced and the Board of Directors of Optium shall have (A) recommended that the stockholders of Finisar tender their shares in such tender or exchange offer or (B) or on or after the 11th business day after the commencement of such tender or exchange offer, if the Finisar Board of Directors fails to recommend against acceptance of such offer or makes no recommendation or states an inability to make a recommendation;

          (h)   by Finisar, if the Board of Directors of Finisar shall have determined, in accordance with Section 6.2.(d)(i), to terminate this Agreement in order to accept an Optium Superior Proposal and, concurrently with such termination, Finisar shall have paid to Optium the amount required by Section 8.3(c); or

          (i)    by Finisar or Optium, if any representation or warranty of the other party set forth in this Agreement shall have failed to be true, accurate and complete when made or shall have thereafter failed to be true, accurate and complete, or any covenant or agreement of the other party set forth in this Agreement shall have been breached, which failure or breach, as the case may be (i) would cause the conditions set forth in Sections 7.2(a) or (b) (in the case of termination by Finisar) or 7.3(a) or 7.3(b) (in the case of termination by Optium) not to be satisfied and (ii) shall not have been cured within twenty (20) business days following the earlier of (A) receipt by the non-terminating party of written notice of the terminating party's belief that the non-terminating party has committed such breach, which notice explains in reasonable detail the basis for the terminating party's belief, and (B) the date on which the non-terminating party first becomes aware of such breach.

        Section 8.2    Effect of Termination.    In the event of termination of this Agreement as provided in Section 8.1, there shall be no liability or obligation on the part of Finisar, Optium, Sub or their respective officers, directors, stockholders or Affiliates, except as set forth in Section 8.3 and further except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided that, the provisions of Sections 6.14 and 8.3 of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

        Section 8.3    Fees and Expenses.

        (a)   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Finisar and Optium shall share equally all fees and expenses, other than attorneys' fees, incurred in connection with the printing and filing of the Joint Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto.

        (b)   Optium Payments.

            (i)  If this Agreement is terminated pursuant to Section 8.1(e) or Section 8.1(f), Optium shall pay to Finisar (A) in the case of a termination pursuant to Section 8.1(e), within two (2) business days after such termination, and (B) in the case of a termination pursuant to Section 8.1(f), concurrently with such termination, by wire transfer of immediately available funds to an account designated by Finisar, (1) an amount in cash equal to all expenses incurred by Finisar in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of Finisar's Representatives, up to a maximum amount of $2,240,000 for such expenses, and (2) a termination fee of $6,725,000 in cash (the sum of (1) and (2), the "Finisar Full Amount").

           (ii)  If this Agreement is terminated pursuant to Section 8.1(d)(i), Optium shall pay to Finisar (A) on the date of termination if by Optium, or (B) within two (2) business days after termination if by Finisar, by wire transfer of immediately available funds to an account designated by Finisar an amount in cash equal to all expenses incurred by Finisar in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of Finisar's Representatives, up to a maximum amount of $2,240,000 for such expenses (the "Finisar Expense Amount").

          (iii)  If this Agreement is terminated pursuant to Section 8.1(d)(i) (and at the time of the stockholder vote giving rise to such termination, an Optium Acquisition Proposal has been publicly announced and not abandoned) or pursuant to Section 8.1(b) other than as a result of the failure to satisfy the conditions of Sections 7.1(b), 7.1(c), 7.1(d), 7.1(e) or 7.1(f) (and at or prior to such termination, an Optium Acquisition Proposal has been publicly announced and not abandoned), and within 365 days of either such termination, Optium enters into a definitive agreement with respect to a, or consummates any, Optium Acquisition Proposal (regardless of whether such Optium Acquisition Proposal is the same Optium Acquisition Proposal referenced earlier in this sentence) that would still be an "Optium Acquisition Proposal" if all references to 10% in the definition of Optium Acquisition Proposal were changed to 50% (an "Optium Tail Transaction"), then on the date of such consummation or the execution of such definitive agreement, whichever is earlier, Optium shall pay Finisar by wire transfer of immediately available funds the Finisar Full Amount, less any amount previously paid pursuant to Section 8.3(b)(ii).

          (iv)  Notwithstanding anything in this Agreement to the contrary, if (A) a termination of this Agreement occurs pursuant to Section 8.1(d)(i) or Section 8.1(e), (B) at least three (3) business days prior to the commencement of the Optium Stockholders' Meeting, Optium had made a public announcement of an Optium Board Recommendation Change and (C) prior to commencement of the Optium Stockholders' Meeting, a termination of this Agreement shall not have occurred under Section 8.1(e), Optium shall not be required to pay Finisar the Finisar Full Amount, but shall instead only be required to pay the Finisar Expense Amount.

        (c)   Finisar Payments.

            (i)  If this Agreement is terminated pursuant to Section 8.1(g) or Section 8.1(h), Finisar shall pay to Optium (A) in the case of a termination pursuant to Section 8.1(g), within two (2) business days after such termination, and (B) in the case of a termination pursuant to Section 8.1(h), concurrently with such termination by wire transfer of immediately available funds to an account designated by Optium, a termination fee of $16,650,000 in cash (the "Optium Full Amount").

           (ii)  If this Agreement is terminated pursuant to Section 8.1(d)(ii), Finisar shall pay to Optium (A) on the date of termination if by Finisar, or (B) within two (2) business days after termination if by Optium, by wire transfer of immediately available funds to an account designated by Optium an amount in cash equal to all expenses incurred by Optium in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of Optium's Representatives, up to a maximum amount of $2,240,000 for such expenses (the "Optium Expense Amount").

          (iii)  If this Agreement is terminated pursuant to Section 8.1(d)(ii) (and at the time of the stockholder vote giving rise to such termination, a Finisar Acquisition Proposal has been publicly announced and not abandoned) or pursuant to Section 8.1(b) other than as a result of the failure to satisfy the conditions of Sections 7.1(b), 7.1(c), 7.1(d), 7.1(e) or 7.1(f) (and at or prior to such termination, a Finisar Acquisition Proposal has been publicly announced and not abandoned), and within 365 days of either such termination, Finisar enters into a definitive agreement with respect to a, or consummates any, Finisar Acquisition Proposal (regardless of whether such a Finisar Acquisition Proposal is the same a Finisar Acquisition Proposal referenced earlier in this sentence) that would still be an "Finisar Acquisition Proposal" if all references to 10% in the definition of Finisar Acquisition Proposal were changed to 50% (a "Finisar Tail Transaction"), Finisar shall pay Optium on the date of such consummation or the execution of such definitive agreement, whichever is earlier, by wire transfer of immediately available funds the Optium Full Amount, less any amount previously paid pursuant to Section 8.3(c)(ii).

          (iv)  Notwithstanding anything in this Agreement to the contrary, if (A) a termination of this Agreement occurs pursuant to Section 8.1(d)(ii) or Section 8.1(g), (B) at least three (3) business days prior to the commencement of the Finisar Stockholders' Meeting, Finisar had made a public announcement of a Finisar Board Recommendation Change and (C) prior to commencement of the Finisar Stockholders' Meeting, a termination of this Agreement shall not have occurred under Section 8.1(g), Finisar shall not be required to pay Optium the Optium Full Amount, but shall instead only be required to pay the Optium Expense Amount.

        (d)   Optium acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Finisar would not have entered into this Agreement. Accordingly, if Optium fails to pay when due any amounts due pursuant to this Section 8.3, Optium shall pay to Finisar its costs and expenses (including attorneys' fees and expenses) in connection with collecting these amounts, together with interest on the amounts so owed, at the rate of interest per annum specified as the Prime Rate in The Wall Street Journal (Northeast edition) as of the date of termination plus 2.0%, from the date on which amounts due pursuant to this Section 8.3 should have been paid pursuant to this Section 8.3 until the date all such amounts are paid to Finisar.

        (e)   Finisar acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Optium would not have entered into this Agreement. Accordingly, if Finisar fails to pay when due any amounts due pursuant to this Section 8.3, Finisar shall pay to Optium its costs and expenses (including attorneys' fees and expenses) in connection with collecting these amounts, together with interest on the amounts so owed, at the rate of interest per annum specified as the Prime Rate in The Wall Street Journal

(Northeast edition) as of the date of termination plus 2.0%, from the date on which amounts due pursuant to this Section 8.3 should have been paid pursuant to this Section 8.3 until the date all such amounts are paid to Optium.

        Section 8.4    Amendment.    This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Optium, but, after any such approval, no amendment shall be made which by Law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by an authorized Representative on behalf of each of the parties hereto.

ARTICLE IX
MISCELLANEOUS

        Section 9.1    Nonsurvival of Representations, Warranties and Agreements.    None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and the Effective Time, except for the agreements contained in Sections 1.3, 1.4, 2.1, 2.2, 2.3, 6.10, 6.12, 6.13, 6.15, 6.16, the last sentence of Section 8.4 and Article IX. The Confidentiality Agreement shall survive the execution and delivery of this Agreement.

        Section 9.2    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    (a)
    if to Finisar or Sub, to

      Finisar Corporation
      1389 Moffett Park Drive
      Sunnyvale, CA 94089-1133
      Attention: President
      Facsimile No.:

      with a copy (which shall not constitute notice) to:

      DLA Piper US LLP
      2000 University Avenue
      East Palo Alto, California 94303
      Attention: Dennis C. Sullivan, Esq.
      Facsimile No.: (650) 833-2001

    (b)
    if to Optium, to

      Optium Corporation
      200 Precision Road
      Horsham, Pennsylvania 19044
      Attention: President
      Facsimile No.: (267) 803-1690

      with a copy (which shall not constitute notice) to:

      Goodwin Procter LLP
      Exchange Place
      53 State Street
      Boston, Massachusetts 02109
      Attention: Jack Steele, Esq.
      Facsimile No.: (617) 523-1231

        Section 9.3    Interpretation.

        (a)   For purposes of this Agreement:

            (i)  When reference is made to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated;

           (ii)  The term "Affiliate" shall have meaning given to such term in Rule 12b-2 promulgated under the Exchange Act.

          (iii)  The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation;"

          (iv)  The phrase "made available" in this Agreement shall mean that the information referred to has been (i) listed as an exhibit to the most recently filed report on Form 10-K or a subsequently filed report on Form 10-Q or Form 8-K of the producing party and filed by the producing party on the SEC's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") in unredacted form, (ii) filed by the producing party on EDGAR in unredacted form subsequent to the filing of such report on Form 10-K and before the date that is two days prior to the date of this Agreement or (iii) produced by the producing party in an electronic dataroom or otherwise for purposes of review by the other party and its legal counsel and advisors in connection with the negotiation of this Agreement.

           (v)  The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to May 15, 2008;

          (vi)  The term "knowledge" of a representing party or "known" to a representing party means, with respect to any matter, the actual knowledge of such party's executive officers after due inquiry of the party's employees having primary responsibility for such matter;

         (vii)  The term "Law" shall mean any federal, state, local, municipal, foreign (including foreign political subdivisions) or other law, statute, constitution, principle of common law or equity, resolution, ordinance, code, writ, order, edict, decree, consent, approval, concession, franchise, permit, rule, regulation, judicial or administrative ruling, franchise, license, judgment, injunction, treaty, convention or other governmental certification, authorization or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

        (viii)  The term "Material Adverse Effect" means, with respect to any party, any change, development, result, effect, event, occurrence or state of facts that, individually or in the aggregate with any such other change, development, result, effect, event, occurrence or state of facts, is or would reasonably be expected to be, materially adverse (whether or not (i) covered by insurance or (ii) constituting a breach of a representation, warranty or covenant set forth herein) to the business, condition (financial or otherwise), assets, liabilities or results of operations of such party and its Subsidiaries, taken as a whole, or which is or would reasonably be expected to be materially adverse to the ability of such party to consummate the transactions contemplated hereby; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) any changes in the market price or trading volume of the capital stock of such party after the date hereof, (ii) any changes, developments, results, effects, events or occurrences in the United States financial, credit or securities markets which are not specific to such party and its Subsidiaries, except to the extent they affect such party in a materially disproportionate manner relative to other industry participants, (iii) any adverse changes, developments, results, effects, events, occurrences or states of fact arising from or relating to general business, political, regulatory or economic conditions or the general conditions of the industry in which such party participates which are not specific to such party and its Subsidiaries, except to the extent they affect such party in a materially disproportionate manner relative to other industry participants, (iv) any adverse change, development, result, effect, event, occurrence or state of fact arising from or relating to any change in Law or GAAP (or the interpretation thereof), (v) any change in prevailing interest rates or currency exchange rates, (vi) any adverse changes, developments, results, effects, events, or occurrences or states of fact directly and proximately resulting from the execution or announcement of this Agreement or pendency or consummation of the transactions contemplated hereby, (vii) any adverse changes, developments, results, effects, events, or occurrences or states of fact resulting from any legal proceedings initiated by any of the current or former stockholders of such party (or on their behalf or on behalf of such party) and related to this Agreement or any of the transactions contemplated hereby, (viii) any change resulting from a party's failure to meet internal budgets, plans or forecasts or third party analyst estimates, expectations or projections, provided, however that the exception in this clause (viii) shall not in any way prevent or otherwise affect a determination that any change, development, result, effect, event, occurrence or state of facts underlying such failure constitutes a Material Adverse Effect, (ix) any change or announcement of a potential change in the credit rating of any party or any of its Subsidiaries and (x) the effect on such party of out of pocket fees or expenses (including legal, accounting and financial advisory fees and expenses) incurred in connection with the transactions contemplated by this Agreement.

          (ix)  The term "Rights Agreement" shall mean the Rights Agreement between Finisar and American Stock Transfer & Trust Company, dated as of September 25, 2002.

           (x)  The term "Significant Subsidiary" shall mean any entity that satisfies the definition of "significant subsidiary" as set forth in Rule 1.02(w) of Regulation S-X promulgated pursuant to the Exchange Act.

          (xi)  The term "Subsidiary" means, as to any party, any corporation or other legal entity of which (i) such party controls (either alone or through or together with any other Subsidiary) or owns, directly or indirectly, more than 50% of the capital stock or other ownership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity or (ii) such party or any other Subsidiary of such party is a general partner (excluding any such partnership where such party or Subsidiary does not have a majority of the voting interest in such partnership).

         (xii)  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (b)   This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party.

        Section 9.4    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties whether such delivery is by physical delivery or by means of a facsimile or portable document format (.pdf) transmission, it being understood that all parties need not sign the same counterpart.

        Section 9.5    Entire Agreement; No Third Party Beneficiaries.    This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.15, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        Section 9.6    Governing Law.    This Agreement shall be governed and construed in accordance with the Law of the State of Delaware, without regard to any applicable principles of conflicts of law thereof.

        Section 9.7    Consent to Jurisdiction; Venue.    In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state courts of the State of Delaware; and (b) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in the state courts of the State of Delaware. Each party agrees to accept service of process in any such action at its address set forth in Section 9.2. Each of the parties hereto agrees that a final judgment in any such action or proceeding and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law

        Section 9.8    WAIVER OF JURY TRIAL.    EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        Section 9.9    Remedies Cumulative; Specific Performance.    Except as otherwise expressly provided herein, any and all remedies herein expressly conferred upon a party hereunder shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other. The parties acknowledge and agree that each other party hereunder would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by a party hereunder could not be adequately compensated by monetary damages alone. Accordingly, in addition to any other right or remedy to which a party hereunder may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

        Section 9.10    Severability.    If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

        Section 9.11    Waiver.

        (a)   Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by Law, (i) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (ii) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

        (b)   At any time prior to the Effective Time, Finisar (with respect to Optium) and Optium (with respect to Finisar and Sub), may, to the extent permitted by Law, (i) extend the time for the performance of any of the obligations or other acts of such party to this Agreement, (ii) waive any inaccuracies in the representation and warranties contained in this Agreement or any document delivered pursuant to this Agreement and (iii) waive compliance with any covenants, obligations or conditions contained in this Agreement. Any agreement on the part of a party to this Agreement to any such extension or waiver shall be valid only if set forth in a written instrument signed by an authorized Representative on behalf of such party.

        Section 9.12    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        IN WITNESS WHEREOF, Finisar, Sub and Optium have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

OPTIUM CORPORATION	FINISAR CORPORATION
By: /s/ EITAN GERTEL	By: /s/ JERRY S. RAWLS
Title: Chief Executive Officer	Title: Chief Executive Officer
FIG COMBINATION CORPORATION
By: /s/ JERRY S. RAWLS
Title: Chief Executive Officer

Exhibit A

Form of Optium Voting Agreement

(intentionally omitted, see Annex E)

Exhibit B

Form of Finisar Voting Agreement

(intentionally omitted, see Annex D)

Exhibit C

Form of Certificate of Incorporation

CERTIFICATE OF INCORPORATION

OF

OPTIUM CORPORATION

        FIRST: The name of the corporation is:

OPTIUM CORPORATION

        SECOND: The address of its registered office in the State of Delaware is 3500 South DuPont Highway in the City of Dover, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

        THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: The corporation is authorized to issue one class of stock, to be designated "Common Stock," with a par value of $.001 per share. The total number of shares of Common Stock that the corporation shall have authority to issue is 1,000.

        FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation. Election of directors need not be by written ballot, unless the Bylaws so provide.

        SIXTH: The Board of Directors is authorized to make, adopt, amend, alter or repeal the Bylaws of the corporation. The stockholders shall also have power to make, adopt, amend, alter or repeal the Bylaws of the corporation.

        SEVENTH: To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of the corporation shall be indemnified by the corporation in accordance with the Bylaws and shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of, or increase the liability of any director of the corporation with respect to any acts or omissions occurring prior to, such repeal or modification.

ANNEX B

[LETTERHEAD OF OPPENHEIMER & CO. INC.]

May 15, 2008

The Board of Directors
Finisar Corporation
1389 Moffett Park Drive
Sunnyvale, California 94089

Members of the Board:

        You have asked Oppenheimer & Co. Inc. ("Oppenheimer") to render a written opinion ("Opinion") to the Board of Directors of Finisar Corporation ("Finisar") as to the fairness, from a financial point of view, to Finisar of the Exchange Ratio (as defined below) provided for in an Agreement and Plan of Merger (such agreement, the "Merger Agreement") to be entered into among Finisar, its wholly owned subsidiary, Fig Combination Corporation ("Merger Sub"), and Optium Corporation ("Optium"). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Optium (the "Merger"), pursuant to which each outstanding share of the common stock, par value $0.0001 per share, of Optium ("Optium Common Stock") will be converted into the right to receive 6.262 (the "Exchange Ratio") shares of the common stock, par value $0.001 per share, of Finisar ("Finisar Common Stock").

        In arriving at our Opinion, we:

  (a)
  reviewed a draft dated May 15, 2008 of the Merger Agreement;

  (b)
  reviewed audited financial statements of Finisar for fiscal years ended April 30, 2006 and April 30, 2007 and unaudited financial statements of Finisar for the nine months ended January 27, 2008;

  (c)
  reviewed audited financial statements of Optium for fiscal years ended July 29, 2006 and July 28, 2007 and unaudited financial statements of Optium for the six months ended February 2, 2008;

  (d)
  reviewed financial forecasts and estimates relating to Finisar and Optium for fiscal years ending 2008, 2009 and 2010 prepared by the managements of Finisar and Optium;

  (e)
  held discussions with the senior managements of Finisar and Optium with respect to the businesses and prospects of Finisar and Optium;

  (f)
  reviewed historical market prices of Finisar Common Stock and Optium Common Stock;

  (g)
  reviewed and analyzed certain publicly available financial data for companies that we deemed relevant in evaluating Finisar and Optium;

  (h)
  reviewed and analyzed certain publicly available information for transactions that we deemed relevant in evaluating the Merger;

  (i)
  reviewed and analyzed the premiums paid, based on publicly available information, in public transactions we deemed relevant in evaluating the Merger;

  (j)
  reviewed and analyzed the relative contributions of Finisar and Optium to selected operational metrics of the combined company using financial forecasts and estimates prepared by the managements of Finisar and Optium;

  (k)
  reviewed certain potential pro forma financial effects of the Merger on Finisar based on financial forecasts and estimates relating to Finisar and Optium prepared by the managements of Finisar and Optium;

The Board of Directors
Finisar Corporation
May 15, 2008

  (l)
  reviewed other public information concerning Finisar and Optium; and

  (m)
  performed such other analyses, reviewed such other information and considered such other factors as we deemed appropriate.

        In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Finisar, Optium and their respective employees, representatives and affiliates or otherwise reviewed by us. We have been advised that financial forecasts relating to Finisar and Optium beyond the fiscal year ending 2010 have not been prepared by the managements of Finisar and Optium and, accordingly, we have not undertaken an analysis of the future financial performance of Finisar and Optium beyond the fiscal year ending 2010. With respect to the financial forecasts and estimates relating to Finisar and Optium utilized in our analyses, we have been advised and, at the direction of the managements of Finisar and Optium and with the consent of Finisar, have assumed, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the respective managements of Finisar and Optium as to the future financial condition and operating results of Finisar and Optium and that the financial results reflected in such forecasts and estimates will be substantially achieved at the times and in the amounts projected. We have relied, at the direction of Finisar, without independent verification or investigation, on the assessments of the management of Finisar as to (i) the existing and future products, technology and intellectual property of Finisar and Optium and the risks associated with such products, technology and intellectual property and (ii) the ability of Finisar to integrate the businesses of Finisar and Optium and to retain key customers and suppliers of Finisar and Optium. We have assumed, with the consent of Finisar, that the Merger will qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. We also have assumed, with the consent of Finisar, that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and other requirements and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Finisar, Optium or the Merger (including the contemplated benefits to Finisar of the Merger) in any respect material to our analyses. In addition, representatives of Finisar have advised us, and we therefore have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Finisar or Optium.

        Our Opinion, as set forth herein, relates to the relative values of Finisar and Optium. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Finisar or Optium, the actual value of Finisar Common Stock when issued or the prices at which Finisar Common Stock or Optium Common Stock will trade at any time. We were not requested to, and we did not, participate in the negotiation or structuring of the Merger. We express no view as to, and our Opinion does not address, any terms or other aspects or implications of the Merger (other than the Exchange Ratio to the extent expressly specified herein) or any aspect or implication of any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, the form or structure of the Merger. In addition, we express no view as to, and our Opinion does not address, the fairness of the amount or nature of, or any other aspect relating to, the compensation to be received by any individual officers, directors or employees of

The Board of Directors
Finisar Corporation
May 15, 2008

any parties to the Merger, or any class of such persons, relative to the Exchange Ratio. We also express no view as to, and our Opinion does not address, the underlying business decision of Finisar to effect the Merger nor does our Opinion address the relative merits of the Merger as compared to any alternative business strategies that might exist for Finisar or the effect of any other transaction in which Finisar might engage. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

        The issuance of this Opinion was approved by an authorized committee of Oppenheimer. As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

        We have acted as financial advisor to Finisar in connection with the Merger and will receive a fee for our services, a portion of which was payable upon our engagement by Finisar and a significant portion of which will be payable upon delivery of this Opinion. In the ordinary course of business, we and our affiliates may actively trade securities of Finisar and Optium for our and our affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Merger Agreement is fair, from a financial point of view, to Finisar. This Opinion is for the use of the Board of Directors of Finisar in its evaluation of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to any matters relating to the Merger.

                      Very truly yours,

                      /s/ OPPENHEIMER & CO. INC.

                      OPPENHEIMER & CO. INC.

ANNEX C

1585 Broadway New York, NY 10036

May 15, 2008

Board of Directors
Optium Corporation
200 Precision Road
Horsham, PA 19004

Members of the Board:

We understand that Optium Corporation ("Optium" or the "Company"), Finisar Corporation (the "Buyer") and Fig Combination Corp., a wholly owned subsidiary of the Buyer ("Acquisition Sub"), propose to enter into an Agreement and Plan of Merger, dated as of May 15, 2008 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Acquisition Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of the Buyer, and each outstanding share of common stock, par value $0.0001 per share (the "Company Common Stock") of the Company, other than shares held in treasury or held by the Buyer, Acquisition Sub or any wholly-owned subsidiary of the Buyer or the Company, will be converted into the right to receive 6.262 shares (the "Exchange Ratio") of common stock, par value $0.001 per share, of the Buyer (the "Buyer Common Stock"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock.

For purposes of the opinion set forth herein, we have:

1)
reviewed certain publicly available financial statements and other business and financial information of the Company and the Buyer, respectively;

2)
reviewed certain internal financial statements and other financial and operating data concerning the Company and the Buyer, respectively;

3)
reviewed certain financial projections prepared by the managements of the Company and the Buyer, respectively;

4)
reviewed information relating to certain strategic, financial and operational benefits anticipated from the Merger, prepared by the managements of the Company and the Buyer, respectively;

5)
discussed the past and current operations and financial condition and the prospects of the Company, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of the Company;

6)
discussed the past and current operations and financial condition and the prospects of the Buyer, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of the Buyer;

7)
reviewed the pro forma impact of the Merger on the Buyer's earnings per share, cash flow, consolidated capitalization and financial ratios;

8)
reviewed the reported prices and trading activity for the Company Common Stock and the Buyer Common Stock;

9)
compared the financial performance of the Company and the Buyer and the prices and trading activity of the Company Common Stock and the Buyer Common Stock with that of certain other publicly-traded companies comparable with the Company and the Buyer, respectively, and their securities;

10)
reviewed the financial terms, to the extent publicly available, of certain comparable merger transactions;

11)
participated in discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

12)
reviewed the Merger Agreement and certain related documents; and

13)
performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and the Buyer, and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of the Company and the Buyer of the future financial performance of the Company and the Buyer. We have relied upon, without independent verification, the assessment by the managements of the Company and the Buyer of: (i) the timing and risks associated with the integration of the Company and the Buyer; (ii) their ability to retain key employees of the Company and the Buyer, respectively, and (iii) the validity of, and risks associated with, the Company and the Buyer's existing and future technologies, intellectual property, products, services and business models. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Merger will be treated as a tax-free reorganization pursuant to the Internal Revenue Code of 1986, as amended. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Buyer and the Company and their legal, tax, or regulatory advisors with respect to legal, tax, or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of the Company Common Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving the Company, nor did we negotiate with any parties other than the Buyer.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financial advisory and financing services for the Company and have received fees in connection with such services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer, the Company, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which the Buyer Common Stock will trade following consummation of the Merger and Morgan Stanley expresses no opinion or recommendation as to how the respective shareholders of the Company and the Buyer should vote at the shareholders' meetings to be held in connection with the Merger.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of the Company Common Stock.

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:
Robert Eatroff Managing Director

ANNEX D

FORM OF VOTING AGREEMENT

(Finisar Stockholder)

        THIS VOTING AGREEMENT is made and entered into as of May 15, 2008 by and between Optium Corporation, a Delaware corporation ("Optium"), and the undersigned stockholder (the "Stockholder") of Finisar Corporation, a Delaware corporation ("Finisar").

RECITALS

        A.    Concurrently with the execution of this Agreement, Finisar, Fig Combination Corporation, a Delaware corporation and wholly-owned subsidiary of Finisar ("Sub"), and Optium have entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of Sub with and into Optium (the "Merger"), pursuant to which Optium will become a wholly-owned subsidiary of Finisar;

        B.    The Stockholder is the holder of record or beneficial owner of the number of shares of the Common Stock of Finisar indicated on the final page of this Agreement (the "Shares"); and

        C.    In consideration of and to induce the execution of the Merger Agreement by Optium, the Stockholder agrees not to sell or otherwise dispose of any shares of Finisar stock held by the Stockholder and to vote the Shares so as to facilitate consummation of the Merger, as more fully described below.

        NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

        1.    Agreement to Retain Shares.    The Stockholder agrees not to transfer, pledge, sell, exchange or offer to transfer or sell or otherwise dispose of or encumber any of the Shares at any time prior to the Expiration Date, as defined herein. The "Expiration Date" shall mean the earlier of (i) the date and time on which the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the date and time on which the Merger Agreement shall be terminated pursuant to its terms, or (iii) the date and time on which an Finisar Board Recommendation Change (as defined in the Merger Agreement) occurs. Notwithstanding the foregoing, the Stockholder may make (a) transfers by will or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers in connection with estate and charitable planning purposes, including transfers to relatives, trusts, and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Stockholder under, this Agreement and the Proxy (as defined in Section 3), (c) transfers to Finisar to satisfy withholding tax obligations upon the vesting of shares of restricted stock and (d) any sale of Shares issuable upon exercise of a stock option that would otherwise expire in accordance with its terms but for the exercise thereof if such sale is effected substantially concurrently with such exercise and in compliance with Finisar's policies and applicable law.

        2.    Agreement to Vote Shares.    At any meeting of the Finisar stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to any written consent solicited with respect to any of the following, the Stockholder agrees to vote the Shares: (i) in favor of approval of the issuance of shares of Finisar Common Stock pursuant to the Merger and all other transactions contemplated by the Merger Agreement as to which stockholders of Finisar are called upon to vote or consent and (ii) against (A) approval of any proposal made in opposition to or in competition with consummation of the Merger and the Merger Agreement, (B) any merger, consolidation, sale of assets, reorganization or recapitalization involving Finisar (other than the Merger) and (C) any liquidation, dissolution or winding up of Finisar (each of the foregoing being referred to as an "Opposing

Proposal"). The Stockholder, as the holder of voting stock of Finisar agrees to be present, in person or by proxy, at all meetings of stockholders of Finisar which relate to the Merger or an Opposing Proposal so that all Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Agreement is intended to bind the Stockholder only with respect to the specific matters set forth herein, and shall not prohibit the Stockholder from acting in accordance with any fiduciary duties the Stockholder may have as an officer or director of Finisar.

        3.    Irrevocable Proxy.    Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Optium a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided that the Proxy shall be automatically revoked upon termination of this Agreement in accordance with its terms.

        4.    Additional Purchases.    For purposes of this Agreement, the term "Shares" shall include any shares of Finisar capital stock which the Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date.

        5.    Representations, Warranties and Covenants of the Stockholder.    The Stockholder hereby represents, warrants and covenants to Optium as follows:

          5.1    Ownership of Shares.    Except as specifically described on Annex B to this Agreement, the Stockholder (i) is the holder and beneficial owner of the Shares, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of stock of Finisar other than the Shares and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

          5.2    Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Stockholder.

          5.3    No Voting Trusts or Agreements.    Between the date of this Agreement and the Expiration Date, the Stockholder will not, and will not permit any entity under the Stockholder's control to, deposit any shares of Finisar capital stock held by the Stockholder or such entity in a voting trust or subject any shares of Finisar capital stock held by the Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Optium, unless the trustee of such trust agrees in writing to be bound by the terms of this Agreement.

          5.4    No Proxy Solicitations.    Between the date hereof and the Expiration Date, the Stockholder will not (a) solicit proxies or become a participant in a "solicitation" (as such term is defined in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), with respect to an Opposing Proposal, (b) initiate a stockholders' vote or action by written consent of Finisar stockholders with respect to an Opposing Proposal or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Finisar with respect to an Opposing Proposal.

        6.    Representations, Warranties and Covenants of Optium.    Optium represents, warrants and covenants to the Stockholder as follows:

          6.1    Due Authorization.    This Agreement has been authorized by all necessary corporate action on the part of Optium and has been duly executed by a duly authorized officer of Optium.

          6.2    Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of Optium, enforceable against Optium in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by Optium nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Optium is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Optium.

        7.    Additional Documents.    The Stockholder and Optium hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Optium's legal counsel or the Stockholder, as the case may be, to carry out the intent of this Agreement.

        8.    No Agreement Until Executed.    Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement and/or the Proxy shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of Finisar has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the certificate of incorporation of Finisar, the possible consummation of the Merger, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

        9.    Miscellaneous.

          9.1    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          9.2    Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

          9.3    Amendments and Modifications.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4    Specific Performance: Injunctive Relief.    The parties hereto acknowledge that Optium will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Optium upon such violation, Optium shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

          9.5    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service or by confirmed telecopy to the respective parties as follows:

If to Optium:	Optium Corporation 200 Precision Drive Horsham, PA 19044 Attn: Chief Executive Officer Telephone: (267) 803-3800 Fax: (267) 803-1690
With a copy to:	Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109 Attn: John J. Egan, III, P.C. Telephone: (617) 570-1514 Fax: (617) 523-1231
If to Stockholder:	To the address for notice set forth on the last page hereof
With a copy to:	Finisar Corporation 1389 Moffett Park Drive Sunnyvale, CA 94089 Attn: Chief Executive Officer Telephone: (408) 548-1000 Fax: (408) 541-4154
With a copy to:	DLA Piper US LLP 2000 University Avenue East Palo Alto, CA 94303 Attn: Dennis C. Sullivan, Esq. Telephone: (650) 833-2243 Fax: (650) 833-2001

  or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          9.6    Governing Law.    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

          9.7    Entire Agreement.    This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          9.8    Counterparts.    This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          9.9    Effect of Headings.    The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

          9.10    Beneficial Ownership.    For all purposes under this Agreement, the terms "beneficial owner" or "beneficially own" shall have the meaning ascribed to those terms in Section 1(c) of the

  Rights Agreement between Finisar and American Stock Transfer & Trust Company dated as of September 25, 2002; provided however, that for purposes of this Agreement, such term shall also mean those shares of Common Stock of Finisar that are issuable upon exercise of stock options currently held by the Stockholder, whether or not exercisable within 60 days of this Agreement.

          9.11    Termination.    Notwithstanding anything else in this Agreement, this Agreement and the Proxy, and all obligations of the Stockholder under either of them, shall automatically terminate as of the Expiration Date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

OPTIUM CORPORATION
By:
Title:
STOCKHOLDER
(Signature)
(Printed Name)
Address:

Shares Beneficially Owned:

[Signature Page to Finisar Stockholder Voting Agreement]

ANNEX A

IRREVOCABLE PROXY

        The undersigned stockholder of Finisar Corporation, a Delaware corporation ("Finisar"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Optium Corporation, a Delaware corporation ("Optium"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Finisar beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows:

        The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Finisar stockholders, and in every written consent in lieu of such a meeting, or otherwise, if and to the extent the undersigned stockholder is unable or unwilling to perform his, her or its obligations under the Voting Agreement dated as of May 15, 2008 between the undersigned and Optium (the "Voting Agreement") or has not voted any of the Shares in accordance with the Voting Agreement by the scheduled commencement of the Finisar Stockholders' Meeting (or, if Finisar has announced, in accordance with the Merger Agreement, any adjournment or postponement thereof prior to the exercise of such rights by the agents and proxies named above, then prior to the scheduled commencement of the adjourned or postponed Finisar Stockholders' Meeting),

          1.     In favor of (i) approval of the issuance of shares of Finisar Common Stock pursuant to the Merger (as defined in the Voting Agreement) and that certain Agreement and Plan of Merger dated as of May 15, 2008 by and among Finisar, Optium and Fig Combination Corporation, a Delaware corporation and wholly-owned subsidiary of Finisar (the "Merger Agreement"), and (ii) all other transactions contemplated by the Merger Agreement as to which stockholders of Finisar are called upon to vote or consent, and

          2.     Against (i) approval of any proposal made in opposition to or in competition with consummation of the Merger and the Merger Agreement, (ii) any merger, consolidation, sale of assets, reorganization or recapitalization involving Finisar (other than the Merger) and (iii) any liquidation, dissolution or winding up of Finisar.

        The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned stockholder may vote the Shares on all such other matters.

        The proxy granted by the undersigned stockholder to the Proxyholders hereby is granted as of the date of this Agreement in order to secure the obligations of the stockholder set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Finisar to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Voting Agreement in accordance with its terms.

        Upon the execution hereof, all prior proxies given by the undersigned stockholder with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Finisar and with any Inspector of Elections at any meeting of the stockholders of Finisar.

        All capitalized terms that are not otherwise defined herein shall have the meaning ascribed to such terms in the Voting Agreement.

        This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: May 15, 2008	STOCKHOLDER
(Signature)
(Printed Name)
Shares Beneficially Owned:

ANNEX B

[To be completed by each signatory Stockholder to the extent applicable, pursuant to Section 5.1 of the foregoing Voting Agreement]

ANNEX E

FORM OF VOTING AGREEMENT

(Optium Stockholder)

        THIS VOTING AGREEMENT is made and entered into as of May 15, 2008 by and between Finisar Corporation, a Delaware corporation ("Finisar"), and the undersigned stockholder (the "Stockholder") of Optium Corporation, a Delaware corporation ("Optium").

RECITALS

        A.    Concurrently with the execution of this Agreement, Finisar, Fig Combination Corporation, a Delaware corporation and wholly-owned subsidiary of Finisar ("Sub"), and Optium have entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger of Sub with and into Optium (the "Merger"), pursuant to which Optium will become a wholly-owned subsidiary of Finisar;

        B.    The Stockholder is the holder of record or beneficial owner of the number of shares of the Common Stock of Optium indicated on the final page of this Agreement (the "Shares");

        C.    In connection with the Merger, Finisar will acquire the Stockholder's entire equity interest in Optium and the Stockholder will receive in exchange an equity interest in Finisar; and

        D.    In consideration of and to induce the execution of the Merger Agreement by Finisar, the Stockholder agrees not to sell or otherwise dispose of any shares of Optium stock held by the Stockholder and to vote the Shares so as to facilitate consummation of the Merger, as more fully described below.

        NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

        1.    Agreement to Retain Shares.    The Stockholder agrees not to transfer, pledge, sell, exchange or offer to transfer or sell or otherwise dispose of or encumber any of the Shares at any time prior to the Expiration Date, as defined herein. The "Expiration Date" shall mean the earlier of (i) the date and time on which the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the date and time on which the Merger Agreement shall be terminated pursuant to its terms, or (iii) the date and time on which an Optium Board Recommendation Change (as defined in the Merger Agreement) occurs. Notwithstanding the foregoing, the Stockholder may make (a) transfers by will or by operation of law, in which case this Agreement shall bind the transferee, (b) transfers in connection with estate and charitable planning purposes, including transfers to relatives, trusts, and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Stockholder under, this Agreement and the Proxy (as defined in Section 3), (c) transfers to Optium to satisfy withholding tax obligations upon the vesting of shares of restricted stock and (d) any sale of Shares issuable upon exercise of a stock option that would otherwise expire in accordance with its terms but for the exercise thereof if such sale is effected substantially concurrently with such exercise and in compliance with Optium's policies and applicable law.

        2.    Agreement to Vote Shares.    At any meeting of the Optium stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to any written consent solicited with respect to any of the following, the Stockholder agrees to vote the Shares: (i) in favor of the adoption and approval of the Merger Agreement and the Merger and all other transactions contemplated by the Merger Agreement as to which stockholders of Optium are called upon to vote or consent and (ii) against (A) approval of any proposal made in opposition to or in competition with consummation of the Merger and the Merger Agreement, (B) any merger, consolidation, sale of assets, reorganization or recapitalization involving Optium (other than the Merger), and (C) any liquidation, dissolution or winding up of Optium (each of the foregoing being referred to as an "Opposing Proposal"). The Stockholder, as the holder of voting stock of Optium agrees to be present, in person or by proxy, at all meetings of stockholders of Optium which relate to the Merger or an Opposing Proposal so that all Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Agreement is intended to bind the Stockholder only with respect to the specific matters set forth herein, and shall not prohibit the Stockholder from acting in accordance with any fiduciary duties the Stockholder may have as an officer or director of Optium.

        3.    Irrevocable Proxy.    Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Finisar a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided that the Proxy shall be automatically revoked upon termination of this Agreement in accordance with its terms.

        4.    Additional Purchases.    For purposes of this Agreement, the term "Shares" shall include any shares of Optium capital stock which the Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date.

        5.    Representations, Warranties and Covenants of the Stockholder.    The Stockholder hereby represents, warrants and covenants to Finisar as follows:

          5.1    Ownership of Shares.    Except as specifically described on Annex B to this Agreement, the Stockholder (i) is the holder and beneficial owner of the Shares, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of stock of Optium other than the Shares and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

          5.2    Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Stockholder.

          5.3    No Voting Trusts or Agreements.    Between the date of this Agreement and the Expiration Date, the Stockholder will not, and will not permit any entity under the Stockholder's control to, deposit any shares of Optium capital stock held by the Stockholder or such entity in a voting trust or subject any shares of Optium capital stock held by the Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Finisar, unless the trustee of such trust agrees in writing to be bound by the terms of this Agreement.

          5.4    No Proxy Solicitations.    Between the date hereof and the Expiration Date, the Stockholder will not (a) solicit proxies or become a participant in a "solicitation" (as such term is defined in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with respect to an Opposing Proposal, (b) initiate a stockholders' vote or action by written consent of Optium stockholders with respect to an Opposing Proposal or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Optium with respect to an Opposing Proposal.

        6.    Representations, Warranties and Covenants of Finisar.    Finisar represents, warrants and covenants to the Stockholder as follows:

          6.1    Due Authorization.    This Agreement has been authorized by all necessary corporate action on the part of Finisar and has been duly executed by a duly authorized officer of Finisar.

          6.2    Validity; No Conflict.    This Agreement constitutes the legal, valid and binding obligation of Finisar, enforceable against Finisar in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by Finisar nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Finisar is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Finisar.

        7.    Additional Documents.    The Stockholder and Finisar hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Finisar's legal counsel or the Stockholder, as the case may be, to carry out the intent of this Agreement.

        8.    No Agreement Until Executed.    Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement and/or the Proxy shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of Optium has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the certificate of incorporation of Optium, the possible consummation of the Merger, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

        9.    Miscellaneous.

          9.1    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          9.2    Binding Effect and Assignment.    This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

          9.3    Amendments and Modifications.    This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4    Specific Performance: Injunctive Relief.    The parties hereto acknowledge that Finisar will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Finisar upon such violation, Finisar shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

          9.5    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service or by confirmed telecopy to the respective parties as follows:

If to Finisar:	Finisar Corporation 1389 Moffett Park Drive Sunnyvale, CA 94089 Attn: Chief Executive Officer Telephone: (408) 548-1000 Fax: (408) 541-4154
With a copy to:	DLA Piper US LLP 2000 University Avenue East Palo Alto, CA 94303 Attn: Dennis C. Sullivan, Esq. Telephone: (650) 833-2243 Fax: (650) 833-2001
If to Stockholder:	To the address for notice set forth on the last page hereof
With a copy to:	Optium Corporation 200 Precision Drive Horsham, PA 19044 Attn: Chief Executive Officer Telephone: (267) 803-3800 Fax: (267) 803-1690
With a copy to:	Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109 Attn: John J. Egan, III, P.C. Telephone: (617) 570-1514 Fax: (617) 523-1231

  or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

          9.6    Governing Law.    This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

          9.7    Entire Agreement.    This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          9.8    Counterparts.    This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          9.9    Effect of Headings.    The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

          9.10    Beneficial Ownership.    For all purposes under this Agreement, the terms "beneficial owner" or "beneficially own" shall have the meaning ascribed to those terms in Section 1(c) of the

  Rights Agreement between Finisar and American Stock Transfer & Trust Company dated as of September 25, 2002; provided however, that for purposes of this Agreement, such term shall also mean those shares of Common Stock of Optium that are issuable upon exercise of stock options or vesting of restricted stock units currently held by the Stockholder, whether or not exercisable or vesting within 60 days of this Agreement.

          9.11    Termination.    Notwithstanding anything else in this Agreement, this Agreement and the Proxy, and all obligations of the Stockholder under either of them, shall automatically terminate as of the Expiration Date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

FINISAR CORPORATION
By:
Title:
STOCKHOLDER
(Signature)
(Printed Name)
Address:

Shares Beneficially Owned:

[Signature Page to Optium Stockholder Voting Agreement]

ANNEX A

IRREVOCABLE PROXY

        The undersigned stockholder of Optium Corporation, a Delaware corporation ("Optium"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Finisar Corporation, a Delaware corporation ("Finisar"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Optium beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows:

        The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Optium stockholders, and in every written consent in lieu of such a meeting, or otherwise, if and to the extent the undersigned stockholder is unable or unwilling to perform his, her or its obligations under the Voting Agreement dated as of May 15, 2008 between the undersigned and Finisar (the "Voting Agreement") or has not voted any of the Shares in accordance with the Voting Agreement by the scheduled commencement of the Optium Stockholders' Meeting (or, if Optium has announced, in accordance with the Merger Agreement, any adjournment or postponement thereof prior to the exercise of such rights by the agents and proxies named above, then prior to the scheduled commencement of the adjourned or postponed Optium Stockholders' Meeting),

          1.     In favor of (i) the adoption and approval of the Merger (as defined in the Voting Agreement) and that certain Agreement and Plan of Merger dated as of May 15, 2008 by and among Finisar, Optium and Fig Combination Corporation, a Delaware corporation and wholly-owned subsidiary of Finisar (the "Merger Agreement"), and (ii) all other transactions contemplated by the Merger Agreement as to which stockholders of Optium are called upon to vote or consent, and

          2.     Against (i) approval of any proposal made in opposition to or in competition with consummation of the Merger and the Merger Agreement, (ii) any merger, consolidation, sale of assets, reorganization or recapitalization involving Optium (other than the Merger), and (iii) any liquidation, dissolution or winding up of Optium.

        The Proxyholders may not exercise this proxy with respect to any other matter. The undersigned stockholder may vote the Shares on all such other matters.

        The proxy granted by the undersigned stockholder to the Proxyholders hereby is granted as of the date of this Agreement in order to secure the obligations of the stockholder set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Optium to be purchased and sold pursuant to the Merger Agreement. This proxy will automatically terminate upon the termination of the Voting Agreement in accordance with its terms.

        Upon the execution hereof, all prior proxies given by the undersigned stockholder with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

        Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Optium and with any Inspector of Elections at any meeting of the stockholders of Optium.

        All capitalized terms that are not otherwise defined herein shall have the meaning ascribed to such terms in the Voting Agreement.

        This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: May 15, 2008	STOCKHOLDER
(Signature)
(Printed Name)
Shares Beneficially Owned:

ANNEX B

[To be completed by each signatory Stockholder to the extent applicable, pursuant to Section 5.1 of the foregoing Voting Agreement]

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
AUGUST 28, 2008

        The undersigned hereby appoints Christopher Brown and David Renner, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Optium Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Goodwin Procter LLP, the New York Times Building, 620 Eighth Avenue, New York, New York, on August 28, 2008, at 11:00 a.m., and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

WHEN THIS PROXY CARD IS PROPERLY EXECUTED, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AND, IN THE DISCRETION OF ANY OF THE PERSONS APPOINTED AS PROXIES, AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
OPTIUM CORPORATION

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	To approve and adopt the Agreement and Plan of Merger dated as of May 15, 2008, by and among Finisar Corporation, Fig Combination Corporation, a wholly-owned subsidiary of Finisar, and Optium Corporation and approve the merger contemplated by the merger agreement pursuant to which Fig Combination Corporation will be merged with and into Optium and each outstanding share of Optium common stock will be converted into the right to receive 6.262 shares of Finisar common stock.	☐	☐	☐

		2.	To approve a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of Proposal No. 1.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. THIS ACTION WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON AT THE SPECIAL MEETING.

			MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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NOTICE OF ANNUAL MEETING OF FINISAR STOCKHOLDERS
NOTICE OF SPECIAL MEETING OF OPTIUM STOCKHOLDERS
TABLE OF CONTENTS
ADDITIONAL INFORMATION
ABOUT THIS DOCUMENT
QUESTIONS AND ANSWERS ABOUT THE FINISAR/OPTIUM MERGER AND THE STOCKHOLDER MEETINGS
WHO CAN HELP ANSWER YOUR QUESTIONS
SUMMARY OF THE JOINT PROXY STATEMENT/PROSPECTUS
SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL INFORMATION
SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF FINISAR
SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF OPTIUM
SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF FINISAR AND OPTIUM
SELECTED UNAUDITED COMPARATIVE PER SHARE DATA
MARKET PRICE DATA AND DIVIDEND INFORMATION
CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
RISK FACTORS
THE STOCKHOLDERS' MEETINGS
PROPOSAL NO. 1 THE MERGER AND RELATED TRANSACTIONS
THE MERGER AGREEMENT AND VOTING AGREEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FINISAR CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET As of April 30, 2008
FINISAR CORPORATION UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS For the twelve months ended April 30, 2008
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FINISAR BUSINESS
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FINISAR
FINISAR MANAGEMENT
OPTIUM BUSINESS
OPTIUM MANAGEMENT
OPTIUM PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY OPTIUM MANAGEMENT
DESCRIPTION OF FINISAR CAPITAL STOCK
COMPARISON OF RIGHTS OF FINISAR STOCKHOLDERS AND OPTIUM STOCKHOLDERS
PROPOSAL NO. 2—FINISAR ANNUAL MEETING ELECTION OF DIRECTORS OF FINISAR
PROPOSAL NO. 3—FINISAR ANNUAL MEETING RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FINISAR
FINISAR PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY FINISAR MANAGEMENT
FINISAR EXECUTIVE COMPENSATION AND RELATED MATTERS
FINISAR EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF FINISAR
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF FINISAR
REPORT OF THE FINISAR AUDIT COMMITTEE
OTHER BUSINESS
EXPERTS
LEGAL MATTERS
STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
INDEX TO FINISAR CORPORATION CONSOLIDATED FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINISAR CORPORATION CONSOLIDATED BALANCE SHEETS
FINISAR CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS
FINISAR CORPORATION CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
FINISAR CORPORATION CONSOLIDATED STATEMENTS OF CASH FLOWS
  ANNEX A
AGREEMENT AND PLAN OF MERGER among FINISAR CORPORATION, a Delaware corporation ("Finisar"), FIG COMBINATION CORPORATION, a Delaware corporation and wholly-owned subsidiary of Finisar, and OPTIUM CORPORATION, a Delaware corporation Dated as of May 15, 2008
  ANNEX B
[LETTERHEAD OF OPPENHEIMER & CO. INC.]
  ANNEX C
  ANNEX D
FORM OF VOTING AGREEMENT (Finisar Stockholder)
RECITALS
ANNEX A IRREVOCABLE PROXY
ANNEX B
  ANNEX E
FORM OF VOTING AGREEMENT (Optium Stockholder)
RECITALS
ANNEX A IRREVOCABLE PROXY
ANNEX B
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 28, 2008
SPECIAL MEETING OF STOCKHOLDERS OF OPTIUM CORPORATION